UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-07912

Old Westbury Funds, Inc.

(Exact name of registrant as specified in charter)

760 Moore Rd.
King of Prussia, PA 19406

(Address of principal executive offices) (Zip code)

Marianna DiBenedetto
BNY Mellon Investment Servicing (US) Inc.
760 Moore Rd.
King of Prussia, PA 19406

(Name and address of agent for service)

Registrant’s telephone number, including area code:  800-607-2200

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Old Westbury Funds, Inc.

Annual Report

October 31, 2018

BESSEMER INVESTMENT MANAGEMENT LLC

Investment Adviser

Old Westbury Funds, Inc.

Old Westbury Funds, Inc.
A Letter from the President (Unaudited)

Dear Shareholders:

Fiscal 2018 was defined by several turbulent periods that drove financial market returns. The year started on a positive note, with synchronized global growth, a strong labor market, and expectations of a tax-cut-led fiscal boost. However, a pronounced stock market correction ensued in late January, as investors worried that inflation was rising faster than expected. This led to concern over faster-paced interest-rate tightening from the U.S. Federal Reserve (Fed) and a consequent dampening of economic growth. March saw another global equity downturn, this time driven by worries over a burgeoning U.S.-China trade war and a sell-off of some high-profile technology names. After volatility slowed through the summer, equities had a final tumble in October — this time sparked by worries about stagflation, meaning an environment of lower growth and higher inflation.

The end result was a year of slight losses for global equities, though with a distinct divergence between U.S. and non-U.S. markets. The former posted solid absolute returns, while the latter lost about 8%, on average. U.S. stocks benefited from both economic strength and expectations that the U.S. can better weather a trade war than other major countries, thanks to its well-diversified economy and large number of trading partners. Global sectors that held up well for the year were healthcare, energy, and technology, while materials, financials, and industrials lagged.

U.S. investment-grade bonds also declined slightly for the year as interest rates moved higher and the yield curve steepened. The Fed, with a view that underlying U.S. economic fundamentals were solid, continued its policy of gradual, well-telegraphed rate hikes under the new chair, Jerome Powell. During the fiscal year, the Fed moved its federal funds policy rate upward four times by 25 basis points each. Most other global central banks did not tighten monetary policy to the same degree, given their relatively weaker economies. The European Central Bank, for example, kept its key policy rates unchanged during the year but announced a reduction in asset purchases. One exception was the Bank of England, which hiked rates through the year despite the lingering uncertainty over Brexit.

While the Adviser, Bessemer Investment Management, LLC, has remained moderately optimistic on the global economy and equities, it has maintained some degree of defensive posturing based on the view that we are moving into late stages of the business cycle. The Adviser also remains cognizant of risks related to margin pressures, tightening monetary policy, and geopolitical events.

The Old Westbury All Cap Core Fund significantly outperformed its primary benchmark due to its overweight position in the U.S. and strong selection in the consumer discretionary, industrials, and information technology sectors. The Old Westbury Large Cap Strategies Fund underperformed slightly as its emerging markets and global large-cap strategies detracted from relative performance. The Old Westbury Small & Mid Cap Strategies Fund outperformed, and its results were bolstered by small-and mid-cap global growth, U.S.-small cap, and managed-volatility strategies. The Old Westbury Fixed Income Fund slightly underperformed, mainly due to its overweight position in corporate bonds relative to its benchmark earlier in the year; however, a higher-duration positioning contributed positively. The Old Westbury Municipal Bond Fund also slightly underperformed its primary benchmark, as a modestly higher duration and a weighting in A-rated* securities helped, while higher price volatility during a period of rising rates hurt. The Old Westbury Strategic Opportunities Fund slightly underperformed its primary benchmark (a global equity benchmark) and secondary benchmark. A position in commodities detracted, as this asset class came under heavy pressure during October’s volatility; positive contributors were collateralized loan obligations, non-agency mortgage-backed securities, and quantitative equities.

In early March, we launched the Old Westbury All Cap ESG Fund. This strategy invests in a diversified portfolio of global equities of any market capitalization. The Adviser uses a quantitative approach to invest in companies that, on an overall portfolio level, achieve a higher “ESG” score than the benchmark. ESG refers to environmental, social, and governance factors. From launch to fiscal year-end, the All Cap ESG Fund slightly outperformed its benchmark.

Also during the fiscal year, the Adviser added an external manager with a quantitative non-U.S. small-cap developed-equity strategy to the Old Westbury Small & Mid Cap Strategies Fund.

At year-end, we remain committed to the Adviser’s longstanding investment approach, characterized by independent research, a global orientation, and long-term perspective. We believe these disciplines will continue to reap competitive long-term results for shareholders and position the Adviser to fulfill the central mandate of participating in strong market environments, while preserving capital during difficult times.

Sincerely,

David W. Rossmiller
President
Old Westbury Funds, Inc.

2

Old Westbury Funds, Inc.
All Cap Core Fund
Investment Adviser’s Report (Unaudited)

The return of the Old Westbury All Cap Core Fund (the “Fund”) for the fiscal year ended October 31, 2018, was 5.6%. In comparison, the return of its primary benchmark, the MSCI ACWI Investable Market Index (Net)a, was -1.0%. The Fund’s secondary benchmark, a blend of 90% MSCI USA Index (Gross) and 10% MSCI ACWI ex USA Index (Net)a, returned 5.6%.

The most significant positive contributors to the Fund’s relative performance during the year were an overweight position in the U.S. and stock selection within consumer discretionary, industrials, and information technology. Stocks in these sectors with the greatest relative contribution included Amazon, Microsoft, Nike, and Visa. Amazon appreciated significantly driven by the company’s strong revenue growth and growing margin expansion. Microsoft benefited from continued digital transformation in companies throughout the global economy. Nike benefited from continued strong sales in China and a recovery in the U.S. Finally, Visa advanced as worldwide electronic payments volumes continue to grow, and benefits from the acquisition of Visa Europe added to the bottom line. The Fund also benefited from an overweight position in the information technology sector (21.3% of the Fund during the fiscal year) and healthcare (15.3%) as well as an underweight position in financials (13.6%).

The Fund’s results were held back by negative stock selection in the communication services, financials, and material sectors. Stocks within these sectors with the highest negative relative contributions included BlackRock, Chubb, Citigroup, Comcast, and DowDuPont. BlackRock was pressured by outflows from its equity products. Chubb and Citigroup declined over fears of lower margins as borrowing, credit, and workforce costs look set to rise faster than the ability to raise pricing. Comcast declined after it reported a net loss of subscriptions and after the company made a bid for a large media franchise. DowDuPont shares were negatively affected by falling margins in its commodity chemical business.

At fiscal year-end, versus the primary benchmark, the Fund maintained overweight positions in the technology, healthcare, and industrials sectors and underweight positions in financials, telecom, materials, and energy. Relative to the primary benchmark, the Fund continued to be significantly overweight U.S. stocks (90%) versus non-U.S. stocks (5%); the remainder was cash.

a The Net version of each index reflects no deductions for fees, expenses or income taxes.

*About credit quality: Credit quality ratings are sourced from Standard & Poor’s (the “S&P”), Moody’s and Fitch’s. Ratings values are based on the higher of either S&P, Moody’s or Fitch’s. If none of the rating agencies have assigned a rating the Fund will assign a rating of NR (non-rated security). The ratings represent their (S&P, Moody’s, Fitch’s) opinions as to the quality of the securities they rate. The ratings from AAA (S&P, Fitch’s) or Aaa (Moody’s) (extremely strong capacity to meet its financial commitment) to D (S&P, Fitch’s) or C (Moody’s) (in default). Ratings are relative and subjective and are not absolute standards of quality. The ratings provided relate to the underlying securities within the fund and not the fund itself.

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/ reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worthmore or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

3

Old Westbury Funds, Inc.
All Cap Core Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY SECTOR*

Sector:
Banks	6.5%
Communication Services	4.7
Consumer Discretionary	12.7
Consumer Staples	7.5
Diversified Financials	0.9
Energy	4.2
Financials	3.0
Health Care	16.8
Industrials	12.0
Information Technology	19.6
Insurance	2.0
Materials	1.9
Utilities	2.9
Other**	5.3
100.0%

*	Stated as a percentage of net assets.
**	Includes cash and equivalents, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
4

Old Westbury Funds, Inc.
All Cap Core Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns

For the Period Ended October 31, 2018

All Cap Core Fund
One Year	5.59%
Five Year	6.87%
Ten Year	7.24%

MSCI ACWI IMI (Net)
One Year	-0.95%
Five Year	6.12%
Ten Year	10.07%

Blended Index (Net)
One Year	5.61%
Five Year	10.22%
Ten Year	12.66%

On December 30, 2016, the Fund changed its name to All Cap Core Fund (formerly Large Cap Core Fund) as part of a series of changes to the overall investment focus and strategies of the Fund. Prior to November 16, 2011, the Fund was named the U.S. Large Cap Fund and operated under a different investment strategy. Prior to October 2, 2008, the Fund was named the Large Cap Equity Fund and operated under a different investment strategy. The performance information shown above may not be representative of performance the Fund will achieve under its current investment strategy.

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

The Adviser previously contractually committed through October 31, 2017, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses (if any), at 1.00%, as disclosed in the Funds’ prospectus dated March 1, 2016. The Board has approved, the termination of this fee waiver agreement. The expense ratio, prior to fee waivers and including acquired fund fees and expenses (if any), is stated in the prospectus date March 1, 2018 as 1.00%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2018 can be found in the Financial Highlights.

5

Old Westbury Funds, Inc.
All Cap Core Fund
Investment Adviser’s Report (Unaudited) - (Concluded)

The chart shown on the previous page illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The Fund compares its performance to a blended benchmark, as a secondary benchmark, consisting of a 90% weighting in the MSCI USA Index (Gross) and a 10% weighting in the MSCI ACWI ex USA Index (Net) (the“Blended Index”). The MSCI ACWI IMI (Net) and the Blended Index (Net) also include the reinvestment of distributions but do not include fees, expenses and income taxes associated with an investment in the Fund. The MSCI ACWI IMI (Net) and the Blended Index (Net) are unmanaged. Investments cannot be made directly in an index.

Investments made in foreign and emerging country securities may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility.

6

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Investment Adviser’s Report (Unaudited)

The return of the Old Westbury Large Cap Strategies Fund (the “Fund”) for the fiscal year ended October 31, 2018, was -1.1%. In comparison, the return of the MSCI All Country World Large Cap Index (Net)a (“the Index”) was 0.1%.

During the fiscal year, underperformance relative to the Index was attributable to large-cap emerging-market stocks managed by Harding Loevner (-14.1%) and Bessemer’s large-cap global strategy (-1.5%). Relative outperformance was achieved by U.S. large-cap value-oriented stocks (+8.7%) and large-cap managed-volatility equities (+2.0%), both managed by Bessemer Investment Management LLC, and large-cap global growth stocks managed by Sands Capital (+1.1%).

Stock selection in the consumer staples and healthcare sectors was the largest detractor overall. Individual stocks that detracted from relative performance were food and beverage producer Kraft Heinz (-26.2%), Chinese online advertising and gaming giant Tencent (-23.9%), and Brazilian beverage producer Ambev (-29.3%). In the case of Kraft Heinz, slow category growth in many of the segments Kraft participates in, such as cheese and meats, along with several one-off events (supply chain disruption and raw material inflation), led to weakened performance for the year. The underperformance of Tencent was a result of the Chinese government freezing new game approvals while it reorganizes the bodies responsible for approving games. Consequently, the broader gaming industry in China is struggling as fewer new games are being released. The declines in Ambev shares are largely due to the weak Brazilian economy and slow recovery of disposable incomes since the 2016 recession. Beer consumption in Brazil is correlated to discretionary income growth, which has been stagnant. Moreover, significant depreciation of the Brazilian real has resulted in large translation losses as a sizable portion of Ambev’s costs are linked to the U.S. dollar.

The Fund benefited from a moderate underweight to the financial sector. Individual stocks that contributed the most to relative performance were payment processor Mastercard (+33.6%), enterprise software provider ADP (+26.5%), and telecommunications equipment manufacturer Qualcomm (+27.8%). Mastercard benefited from strong industry-wide and individual volume growth in payment processing, industry-leading margins, and promising developments in the business-to-business payment processing area. ADP’s strong performance was driven by professional employer organization (PEO) industry tail-winds, strong booking growth and cost control, and continued support from tax reform. Additionally, some activist fear has subsided as two additional firms took large positions in the company along with Bill Ackman’s Pershing Square. Qualcomm’s contribution was driven primarily by strong demand for new smartphones, as Qualcomm has emerged as the dominant supplier of baseband antennae and transmission equipment.

At fiscal year-end, the Fund was overweight the following sectors: consumer discretionary (14.7% versus the Index’s 11.3%), consumer staples (12.2% versus 9.1%), technology (22.7% versus 20.6%), and energy (10.1% versus 7.2%).The Fund was underweight the following sectors: financials (13.0% versus the Index’s 18.2%), healthcare (10.1% versus 12.8%), real estate (0.4% versus 2.1%), telecom (2.5% versus 3.3%), materials (2.8% versus 3.8%), utilities (0.7% versus 2.7%), and industrials (8.5% versus 9.0%).

On a regional basis, during the year, the Fund notably increased its U.S. exposure and modestly decreased its exposure to emerging markets and developed Europe. As of fiscal year-end, the Fund was slightly overweight developed Europe, emerging markets, and the U.S., while being underweight Japan and other developed markets.

a The Net version of the index reflects no deductions for fees, expenses or income taxes.

7

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY COUNTRY*

Country:
Argentina	0.0	%***
Australia	1.4
Austria	0.1
Belgium	0.5
Brazil	1.2
Canada	1.6
Chile	0.0	***
China	3.4
Columbia	0.1
Czech Republic	0.1
Denmark	0.2
Egypt	0.0	***
Finland	2.2
France	2.4
Georgia	0.0	***
Germany	0.8
Hong Kong	0.5
Hungary	0.0	***
India	2.2
Indonesia	0.2
Ireland	0.1
Italy	0.3
Japan	4.5
Kenya	0.1
Luxembourg	0.5
Macau	0.1
Malaysia	0.0	***
Mexico	0.3
Netherlands	2.0
Norway	0.3
Pakistan	0.0	***
Panama	0.0	***
Peru	0.1
Poland	0.2
Portugal	0.0	***
Russia	0.5
South Africa	0.5
South Korea	1.7
Spain	0.3
Sweden	2.3
Switzerland	1.6
Taiwan	0.9
Thailand	0.6
Turkey	0.0	***
United Arab Emirates	0.2
United Kingdom	6.1
United States	48.2
Other**	11.7
	100.0%

*	Stated as a percentage of net assets.
8

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Investment Adviser’s Report (Unaudited) - (Continued)

**	Includes cash and equivalents, exchange traded funds, rights/warrants, U.S. government agencies, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
***	Represents less than 0.1% of net assets.
9

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns

For the Period Ended October 31, 2018

Large Cap Strategies Fund
One Year	(1.05)%
Five Year	5.71%
Ten Year	7.98%

MSCI ACWI Large Cap Index (Net)
One Year	0.11%
Five Year	6.30%
Ten Year	9.50%

On November 16, 2011, the Fund changed its name to Large Cap Strategies Fund (formerly Non-U.S. Large Cap Fund) as part of a series of changes to the overall investment focus and strategies of the Fund. The performance information shown above may not be representative of performance the Fund will achieve under its current investment strategy.

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would be lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

10

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Investment Adviser’s Report (Unaudited) - (Concluded)

The Adviser has contractually committed through October 31, 2019, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding, Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses (if any) at 1.15%, (current net operating expense is 1.11%). The expense ratio including acquired fund fees and expenses (if any), is stated in the prospectus dated March 1, 2018 as 1.12%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2018 can be found in the Financial Highlights.

The chart shown on the previous page illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The MSCI ACWI Large Cap Index (Net) also includes the reinvestment of distributions but not fees, expenses and income taxes associated with an investment in the Fund. The MSCI ACWI Large Cap Index (Net) is unmanaged. Investments cannot be made directly in an index.

Investments made in foreign and emerging country securities may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility.

11

Old Westbury Funds, Inc.
All Cap ESG Fund
Investment Adviser’s Report (Unaudited)

The Old Westbury All Cap ESG Fund (the “Fund”) commenced operations on March 1, 2018. From the launch to the fiscal year-end of October 31, 2018, the Fund’s return was -3.7%. In comparison, the return of its benchmark, the MSCI All Country World Index (Net)a, was -4.0% over the same time period.

The most significant positive contributors to the Fund’s relative performance for the year (since launch) were an overweight position in the healthcare sector and stock selection within the technology, financials, and industrials sectors. On a regional basis, an underweight position and stock selection in Emerging Asia helped, as did stock selection in the U.S. and Japan.

The Fund’s results were held back by negative stock selection in the real estate and telecommunications sectors. By region, an underweight to the U.S. detracted from results, as did an overweight position in Latin America. Stock selection in Canada was also a detractor.

At fiscal-year end, versus the benchmark, the Fund maintained the largest overweight positions in the healthcare, technology, and industrials sectors and the largest underweight positions in the financials, consumer staples, and consumer discretionary sectors. Relative to the benchmark, the Fund continued to be significantly underweight stocks in the U.S. and overweight stocks in developed Europe.

a The Net version of the index reflects no deductions for fees, expenses or income taxes.

12

Old Westbury Funds, Inc.
All Cap ESG Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY SECTOR*

Sector:
Banks	7.2%
Communication Services	4.5
Consumer Discretionary	7.7
Consumer Staples	5.2
Diversified Financials	2.2
Energy	7.6
Health Care	15.4
Industrials	12.0
Information Technology	22.8
Insurance	3.0
Materials	3.9
Real Estate	3.6
Utilities	3.1
Other**	1.8
100.0%
*	Stated as a percentage of net assets.
**	Includes cash and equivalents, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
13

Old Westbury Funds, Inc.
All Cap ESG Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns

For the Period Ended October 31, 2018

All Cap ESG Fund
March 1, 2018 to October 31, 2018	-3.70%

MSCI ACWI USD (Net)
March 1, 2018 to October 31, 2018	-3.97%

The MSCI ACWI Index, MSCI’s flagship global equity index, is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets. 1 As of September 2018, it covers more than 2,700 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market. The index is built using MSCI’s Global Investable Market Index (GIMI) methodology, which is designed to take into account variations reflecting conditions across regions, market-cap sizes, sectors, style segments and combinations. The ACWI Index suite, which has long been the pillar of MSCI’s Modern Index Strategy, now has over 3.7 trillion in benchmarked assets globally.2

1 The developed markets are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The emerging markets are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

2 As of Dec 31, 2017 as reported on March 31, 2018 by eVestment, Morningstar and Bloomberg.

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would be lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

14

Old Westbury Funds, Inc.
All Cap ESG Fund
Investment Adviser’s Report (Unaudited) - (Concluded)

The Adviser has contractually committed through October 31, 2019, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding, Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses (if any) at 1.00%, as disclosed in the Funds’ prospectus dated March 1, 2018. The expense ratio, prior to fee waivers and including acquired fund fees and expenses (if any), is stated in the prospectus dated March 1, 2018 as 1.30%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2018 can be found in the Financial Highlights.

The chart shown on the previous page illustrates the total value of a $10,000 investment for 8 months, with distributions reinvested. The MSCI ACWI USD Index (Net) also includes the reinvestment of distributions but not fees, expenses and income taxes associated with an investment in the Fund. The MSCI ACWI USD Index (Net) is unmanaged. Investments cannot be made directly in an index.

15

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Investment Adviser’s Report (Unaudited)

The return of the Old Westbury Small & Mid Cap Strategies Fund (the “Fund”) for the fiscal year ended October 31, 2018, was -2.6%. In comparison, the return of the MSCI All Country World Small Mid Cap Index (Net)a (the “Index”) was -3.7%.

Relative to the Index, outperformance came from small- and mid-cap global growth stocks managed by Baillie Gifford Overseas Ltd. (+19.4%), U.S. small-cap stocks managed by Champlain Investment Partners LLC (+10.4%), managed-volatility U.S. small-cap stocks managed by Martingale Asset Management (+6.1%), small- and mid-cap stocks managed by Bessemer Investment Management LLC (0.0%), and small- and mid-cap managed-volatility stocks managed by Bessemer (-0.1%). Relative underperformance came from non-U.S. value-oriented stocks managed by Dimensional Fund Advisors LP (-11.3%) and emerging-markets small- and mid-cap stocks managed by Polunin Capital Partners Ltd. (-14.6%).

The Fund benefited from strong stock selection in the industrials sector as well as an overweight to the healthcare sector. Individual stocks that contributed most to relative performance were aftermarket automotive supplier Advance Auto Parts (+95.8%), payment processing company WorldPay (+31.2%), and exchange and data provider Nasdaq (+21.6%). Advance Auto Parts benefitted from new management delivering on long-term initiatives centered on improving same-store sales growth and gross margins. WorldPay merged with U.S. payment processing company Vantiv in the first quarter of 2018, and management has delivered strong execution while continuing to integrate the two businesses. Nasdaq performed well, as its information services segment exhibited increasing organic growth and successfully acquired eVestment while at the same time divesting lower-growth businesses. These strategic moves have positioned Nasdaq for higher organic growth going forward, and this was recognized by the market. The company was also bolstered by increased equity trading volumes.

Stock selection in consumer staples sectors was a notable drag on performance for the year. Individual stocks that detracted from relative performance included diversified consumer products holding company Spectrum Brands (-30.7%), remote access and collaboration software provider LogMeIn (-28.1%), and specialty dental supply company Dentsply Sirona (-33.5%). Spectrum Brands suffered from fears surrounding a changing consumer retail landscape, rising input prices, and a delay in the divestiture of its batteries segment, as well as a perceived failure to sell its appliances business. LogMeIn suffered from an unexpected loss of customers in its collaboration segment due to technology issues surrounding the integration of recent acquisition GoToMeeting, and an aggressive shift in billing practices. Dentsply Sirona was hurt by slowing industry growth, increased competition in the specialty dental industry, and a slowdown in adoption of CAD/CAM dentistry equipment.

At fiscal year-end, the Fund was overweight the healthcare, energy, consumer staples, technology, industrials, and materials sectors. The Fund was underweight real estate, utilities, financials, consumer discretionary, and telecom.

The Fund was regionally overweight the U.S. market. Conversely, the Fund was underweight developed Europe, Japan, and emerging markets.

[a]	The Net version of the index reflects no deductions for fees, expenses or income taxes.
16

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY COUNTRY*

Country:
Argentina	0.1%
Australia	2.0
Austria	0.2
Belgium	0.5
Bermuda	0.3
Brazil	0.3
Cambodia	0.0	***
Canada	2.0
Cayman Islands	0.0	***
Chile	0.0	***
China	1.9
Columbia	0.0	***
Denmark	1.0
Egypt	0.0	***
Faeroe Islands	0.0	***
Finland	0.5
France	1.4
Gabon	0.0	***
Georgia	0.0	***
Germany	1.8
Gibraltar	0.0	***
Greece	0.1
Hong Kong	1.0
Hungary	0.0	***
Iceland	0.1
India	0.6
Indonesia	0.1
Iran	0.0	***
Ireland	1.7
Isle of Man	0.0	***
Israel	1.0
Italy	0.7
Japan	8.2
Jersey Channel Islands	0.1
Jordan	0.0	***
Liechtenstein	0.0	***
Luxembourg	0.1
Macau	0.0	***
Malaysia	0.1
Malta	0.0	***
Mexico	0.1
Monaco	0.0	***
Mongolia	0.0	***
Netherlands	0.7
New Zealand	0.3
Niger	0.0	***
Norway	0.9
Peru	0.1
Philippines	0.0	***
Poland	0.3
Portugal	0.2
Puerto Rico	0.0	***
Qatar	0.0	***
Russia	0.3
Singapore	0.2
Slovakia	0.0	***
Slovenia	0.0	***
South Africa	0.3
South Korea	1.1
Spain	0.7
Suriname	0.0	***
Sweden	1.2
Switzerland	1.2
Taiwan	1.6
Thailand	0.2
Turkey	0.4
United Arab Emirates	0.0	***
United Kingdom	5.1
United States	51.6
Vietnam	0.0	***
Other**	7.7
	100.0%

*	Stated as a percentage of net assets.
**	Includes cash and equivalents, exchange traded funds, rights/warrants, U.S. Government securities, U.S. Government agencies, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
***	Represents less than 0.1% of net assets.
17

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns
For the Period Ended October 31, 2018

Small & Mid Cap Strategies Fund
One Year	-2.61%
Five Year	5.54%
Ten Year	10.69%

MSCI ACWI SMID Cap Index (Net)
One Year	-3.70%
Five Year	5.65%
Ten Year	11.70%

On December 30, 2016, the Fund changed its name to Small & Mid Cap Strategies Fund (formerly Small & Mid Cap Fund) as part of a series of changes to the overall investment focus and strategies of the Fund. The performance information shown above may not be representative of performance the Fund will achieve under its current investment strategy.

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would be lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

18

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Investment Adviser’s Report (Unaudited) - (Concluded)

The Adviser has contractually committed through October 31, 2019, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses (if any), at 1.11%, as disclosed in the Funds’ prospectus dated March 1, 2018. The expense ratio, prior to fee waivers and including acquired fund fees and expenses (if any), is stated in the prospectus as 1.16%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2018 can be found in the Financial Highlights.

The chart shown on the previous page illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The MSCI ACWI SMID Cap Index (Net) also includes the reinvestment of distributions but not fees, expenses and income taxes associated with an investment in the Fund. The MSCI ACWI SMID Cap Index (Net) is unmanaged. Investments cannot be made directly in an index.

Investments made in small-capitalization and mid-capitalization companies are subject to greater volatility and less liquidity compared to investments made in larger and more established companies. Investments made in securities of companies in foreign and emerging countries may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility.

19

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Investment Adviser’s Report (Unaudited)

The return of the Old Westbury Strategic Opportunities Fund (the “Fund”) for the fiscal year ended October 31, 2018, was -1.3%. In comparison, the return of the Fund’s primary benchmark, the MSCI All Country World Investable Index (IMI) (Net)a, was -1.0%. The return for the Fund’s secondary benchmark, the ICE Bank of America Merrill Lynch 1-10 Year AAA-A U.S. Corporate & Government Index (Net)a (40%) and the MSCI All Country World (IMI) (Net)a (60%), was -0.8%.

During the fiscal year, segments of the Fund that outperformed the primary benchmark included Bessemer Investment Management LLC’s (“Bessemer”) quantitative equities (10% of the Fund as of October 31, 2018), non-agency mortgage-backed securities (16%, managed by BlackRock), and collateralized loan obligations (9%, managed by both Bessemer and BlackRock). Collateralized loan obligations benefited from robust investor demand and security selection within the Fund, while quantitative strategies benefited from regional allocations and a higher-volatility environment during October 2018.

Strong performance from the Fund’s credit positions and quantitative equity strategies was offset by the Fund’s overall allocation to commodities (8% of the Fund as of October 31, 2018), which was the largest detractor to relative performance to the primary benchmark, as commodities came under significant selling pressure during October 2018. Additionally, regional allocations within overall equity strategies were both a relative and absolute drag on performance, as international equities significantly underperformed U.S. equities over the period. Other segments of the Fund that underperformed included Bessemer’s derivative strategies (24%), exchange-traded-funds (7%), and closed-end fund positions (1%). Global high yield (4%, managed by Muzinich) experienced losses from currency fluctuations, although did outperform global equities on a relative basis.

The Fund’s primary benchmark consists of global equities, and the Fund’s secondary benchmark consists of equities and U.S. Treasuries. Relative to the benchmarks, therefore, at year-end, the Fund was overweight collateralized loan obligations, non-agency mortgage-backed securities, global high yield, and closed-end credit funds. The investment team views each of these asset classes as having a better risk-adjusted return profile than U.S. Treasuries. The Fund has limited interest-rate risk — despite U.S. Treasuries comprising 40% of the secondary benchmark — as this asset class does not currently fit the Fund’s criteria established for all investments: equity-like returns, facing a market dislocation, and upside potential greater than downside risk (positive asymmetry).

At year-end, the Fund had 68.2% of its assets in the U.S., 13.6% in developed Europe, 9.0% in Japan, and 9.3% in emerging markets. The Fund maintains significant exposure to the U.S. dollar, representing 78.5% of the Fund compared to 53.9% for the primary benchmark and 72.5% for the secondary benchmark.

[a]	The Net version of each index reflects no deductions for fees, expenses or income taxes.
20

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY COUNTRY*

Country:
Australia	0.1%
Bermuda	0.2
Canada	1.8
Cayman Islands	6.1
China	0.3
Denmark	0.2
Dominican Republic	0.0	***
Egypt	0.1
Finland	0.0	***
France	0.4
Germany	0.8
Guernsey	0.1
Hong Kong	0.3
Hungary	0.0	***
India	0.0	***
Indonesia	0.0	***
Ireland	0.2
Isle of Man	0.0	***
Israel	0.1
Italy	0.0	***
Japan	1.1
Jersey Channel Islands	0.2
Kenya	0.0	***
Luxembourg	0.5
Netherlands	0.6
Norway	0.3
Qatar	0.2
Singapore	0.4
South Korea	0.1
Spain	0.1
Sweden	0.1
Switzerland	0.1
Taiwan	0.6
Turkey	0.0	***
United Arab Emirates	0.0	***
United Kingdom	0.6
United States	67.9
Other**	16.5
	100.0%

*	Value of Investments in Portfolio as a percentage of net assets.
**	Includes cash and equivalents, closed-end funds, options, exchange traded funds, rights/warrants, structured options, futures, swap agreements, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
***	Represents less than 0.1% of net assets.
21

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns
For the Period Ended October 31, 2018

Strategic Opportunities Fund
One Year	-1.33%
Five Year	3.80%
Ten Year	7.01%

MSCI ACWI IMI Index (Net)
One Year	-0.95%
Five Year	6.12%
Ten Year	10.07%

Blended Index (Net)
One Year	-0.77%
Five Year	4.27%
Ten Year	7.45%

Effective January 1, 2014, the Board approved changes to the Fund’s name (formerly Global Opportunities Fund), investment strategies and primary benchmark. The performance information shown above may not be representative of performance the Fund will achieve under its current investment strategy.

22

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Investment Adviser’s Report (Unaudited) - (Concluded)

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would be lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

The Adviser has contractually committed through October 31, 2019, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses (if any), at 1.20%, as disclosed in the Funds’ prospectus dated March 1, 2018. The expense ratio, prior to fee waivers and including acquired fund fees and expenses (if any), is stated in the prospectus as 1.50%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2018 can be found in the Financial Highlights.

The chart shown on the previous page illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The Fund compares its performance to its primary benchmark, the MSCI ACWI IMI Index (Net) and a blended benchmark consisting of a 60% weighting in the MSCI ACWI IMI Index (Net) and a 40% weighting in the Bank of America Merrill Lynch 1-10 Year AAA-A U.S. Corporate & Government Index (the “Blended Index”). The MSCI ACWI IMI (Net) and the Blended Index (Net) also include the reinvestment of distributions but do not include fees, expenses and income taxes associated with an investment in the Fund. The MSCI ACWI IMI (Net) and the Blended Index (Net) are unmanaged. Investments cannot be made directly in an index.

Investments made in securities of companies in foreign and emerging countries may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility. The Fund may invest in instruments that are volatile, speculative or otherwise risky. The Fund is non-diversified, meaning it may focus its assets in a smaller number of issuers and may be subject to more risk than a more diversified fund.

23

Old Westbury Funds, Inc.
Fixed Income Fund
Investment Adviser’s Report (Unaudited)

The Old Westbury Fixed Income Fund (the “Fund”) returned -1.5% for the fiscal year ended October 31, 2018. In comparison, the return of the ICE Bank of America Merrill Lynch U.S. Corporate & Government 1-10 Year AAA-A US Corporate & Government Index (the “Index”) was -0.9%.

Shortly after the Fund’s 2018 fiscal year began, the Tax Cuts and Jobs Act was passed in the U.S, providing fiscal stimulus in the form of significantly lower corporate and individual tax rates. The calendar year began with improved levels of consumer and business confidence, a surging stock market, and a run of stronger-than-expected economic data. Treasury yields began an almost steady climb higher during the first few months of the year, pushed by renewed growth and inflation expectations for both domestic and global economies. The U.S. Federal Reserve (Fed) signaled its intention to continue to gradually increase rates, and so far in calendar year 2018 has delivered three of four rate hikes, with the last one expected in December. Short-term yields rose more quickly than longer-term yields in response to the Fed’s rate hikes, resulting in a flatter yield curve. As the year progressed, domestic economic growth increased, but inflation has remained benign, and global economies, particularly emerging economies, have failed to keep up with the U.S. In recent months, economic indicators have been mixed, and financial markets have become more volatile. During the year, credit spreads widened and underperformed Treasury securities.

The Fund maintained a barbell yield-curve exposure throughout the year, meaning that relative to the benchmark, its positioning was underweight bonds with intermediate maturities and overweight bonds with shorter- and longer-term maturities. However, during the year, the investment team made adjustments to the Fund’s exposure in anticipation of the eventual conclusion of the Fed’s rate-hiking cycle. The team has modified the barbell so the largest overweight positions are in bonds maturing within one year and bonds maturing beyond five years. In between these maturities, the Fund is slightly underweight versus the benchmark, particularly with respect to the two- to five-year part of the curve. Typically, as the Fed nears the end of the cycle, the bond market rallies, with the most benefit accruing to the intermediate part of the curve. Longer-dated maturities also benefit as yields decline in response to expected slower growth and inflation. The Fund also has a higher duration (price sensitivity to interest-rate moves) relative to the Index. This positioning had a slight positive effect on performance during the year. Credit spreads widened during the year, and underperformed Treasuries. While the team slowly reduced the credit overweight, the portfolio remains slightly overweight credit, which had a small negative effect on relative performance.

The outlook of the U.S. economy remains generally positive, and the Fed’s rate hikes are expected to remain very gradual; however, there is a wide range of potential market reactions to the continued tightening of economic conditions. Policy decisions could also have a significant impact on inflation and economic growth, particularly with respect to trade. During the coming year, the Fed may reach an inflection point and pause its hiking plans in order to reassess the economy. If this were to happen, yields would likely decline, with the intermediate part of the curve leading the way. The team’s overall outlook for investment-grade fixed income is cautious for 2019. The team’s current strategy is to maintain the portfolio duration slightly higher than the benchmark and to continue to reduce exposure to investment-grade corporate credit but maintain exposure to high-quality asset-backed securities (ABS) and AAA tranches of collateralized loan obligations (CLO). Both ABS and CLOs are low-duration assets, which have shown to be resilient during a downturn. A small exposure will be maintained in U.S. Treasury Inflation-Protected Securities (TIPS), which helps protect against a possible increase in inflation.

At fiscal year-end, the Fund maintained its modified barbell position. Credit represented approximately 33% of market value of the Fund, of which 9.5% was allocated to ABS and CLOs. Credit exposure is limited to investment-grade securities, with an emphasis on liquid shorter-duration bonds.

24

Old Westbury Funds, Inc.
Fixed Income Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO ASSET ALLOCATION*

U.S. Government Agencies and Securities	63.7%
Corporate Bonds	22.7
Asset Backed Securities	9.4
U.S. Government Agencies	3.0
Government Bonds	0.3
Collateralized Mortgage Obligations	0.1
Other**	0.8
100.0%

*	Stated as a percentage of net assets.
**	Includes cash and equivalents, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
25

Old Westbury Funds, Inc.
Fixed Income Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns
For the Period Ended October 31, 2018

Fixed Income Fund
One Year	-1.47%
Five Year	0.49%
Ten Year	2.47%

ICE Bank of America Merrill Lynch 1-10 Year AAA-A U.S. Corporate & Government Index
One Year	-0.93%
Five Year	1.20%
Ten Year	2.91%

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursement and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

The Adviser has contractually committed through October 31, 2019, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses (if any) at 0.70% (current net operating expense ratio is 0.62%). The expense ratio, prior to fee waivers and including acquired fund fees (if any), is stated in the prospectus dated March 1, 2018 as 0.72%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2018 can be found in the Financial Highlights.

26

Old Westbury Funds, Inc.
Fixed Income Fund
Investment Adviser’s Report (Unaudited) - (Concluded)

The chart shown on the previous page illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The ICE Bank of America Merrill Lynch 1-10 Year AAA-A U.S. Corporate & Government Index also includes the reinvestment of distributions but does not include fees, expenses and income taxes associated with an investment in the Fund. The ICE Bank of America Merrill Lynch 1-10 Year AAA-A U.S. Corporate & Government Index is unmanaged. Investments cannot be made directly in an index.

The Fund is subject to risks such as credit, prepayment and interest rate risk associated with the underlying bond holdings in the Fund. The value of the Fund can decline as interest rates rise and an investor can lose principal.

27

Old Westbury Funds, Inc.
Municipal Bond Fund
Investment Adviser’s Report (Unaudited)

The return of the Old Westbury Municipal Bond Fund (the “Fund”) for the fiscal year ended October 31, 2018, was -1.3%. In comparison, the return of the primary benchmark, the ICE Bank of America Merrill Lynch 1-12 Year AAA-AA Municipal Securities Index (the “Index”), was -0.8%.

U.S. tax reform resulted in stronger economic growth and a fear that inflation would trend higher. These influences also caused interest rates to move higher and the Federal Reserve to push forward with its effort to normalize monetary policy by raising its short-term federal funds rate. The municipal yield curve flattened with short yields advancing at a greater rate than what was experienced in the longer end of the municipal yield curve. Tax reform also eliminated certain types of municipal issuance. Reduced new municipal volume would normally cause prices to increase relative to other fixed-income sectors. However, another feature in the tax bill also reduced corporate tax rates. Banks and insurance companies hold approximately 23% of the outstanding municipal supply and lower federal rates caused municipal securities to become less attractive to these buyers. The negative effect of lower corporate rates was most evident in the shorter end of the municipal yield curve, where the spread between municipal and Treasury yields was the widest and where the municipal underperformance became the greatest.

The Fund held a barbelled maturity structure during the period by underweighting the two- and three-year maturity range. This type of maturity structure provided an advantage when the spread between long- and short-term yields narrowed and the yield curve flattened. The Fund was positioned with a modestly longer duration. Higher price volatility in a period when interest rates rose placed a slight drag on performance. In terms of credit quality, the Fund holds A-rated securities, while the benchmark holds only securities AA-rated or higher quality. Yields between A-rated and the highest-quality municipal securities narrowed over the period, and this provided a slight advantage.

The municipal yield curve will likely flatten further as the Federal Reserve continues to raise short-term rates. The team believes this will occur while generally muted inflationary pressures will inhibit longer-term interest rates from moving higher; yields in shorter maturities will again increase more than longer bonds. As the year progresses, the team also expects to see credit spreads widen modestly. This will cause the Fund to increase credit quality as the year progresses.

28

Old Westbury Funds, Inc.
Municipal Bond Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY STATE*

States:
Alabama	0.8%
Arizona	1.5
California	3.3
Colorado	0.6
Connecticut	5.0
District Of Columbia	0.3
Florida	2.0
Georgia	3.8
Hawaii	0.7
Idaho	0.2
Illinois	0.8
Indiana	0.1
Iowa	1.0
Kansas	0.8
Kentucky	0.2
Louisiana	0.0 ***
Maine	0.1
Maryland	6.4
Massachusetts	8.7
Michigan	0.4
Minnesota	1.0
Mississippi	0.3
Missouri	1.2
Nevada	0.1
New Hampshire	0.5
New Jersey	1.4
New York	21.2
North Carolina	2.1
Ohio	2.8
Oklahoma	0.8
Oregon	0.2
Pennsylvania	1.0
Rhode Island	0.6
South Carolina	1.1
Tennessee	0.9
Texas	19.9
Utah	0.1
Virginia	2.8
Washington	3.2
Wisconsin	0.3
Other**	1.8
100.0%

*	Stated as a percentage of net assets.
**	Includes cash and equivalents, investment company, U.S. Government securities, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
***	Represents less than 0.1% of net assets.
29

Old Westbury Funds, Inc.
Municipal Bond Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns For the Period Ended October 31, 2018

Municipal Bond Fund
One Year	-1.33%
Five Year	0.93%
Ten Year	2.82%

ICE Bank of America Merrill Lynch 1-12 Year AAA-AA Municipal Securities Index
One Year	-0.82%
Five Year	1.52%
Ten Year	3.05%

Lipper Short-Intermediate Municipal Debt Funds Index
One Year	-0.39%
Five Year	1.18%
Ten Year	2.59%

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

30

Old Westbury Funds, Inc.
Municipal Bond Fund
Investment Adviser’s Report (Unaudited) - (Concluded)

The Adviser has contractually committed through October 31, 2019, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses (if any) at 0.70% (current net operating expense ratio is 0.57%). The expense ratio, prior to fee waivers and including acquired fund fees (if any), is stated in the prospectus dated March 1, 2018 as 0.67%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2018 can be found in the Financial Highlights.

The chart shown on the previous page illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The ICE Bank of America Merrill Lynch 1-12 Year AAA-AA Municipal Securities Index and the Lipper Short-Intermediate Municipal Debt Funds Index also include the reinvestment of distributions but do not include fees, expenses and income taxes associated with an investment in the Fund. The ICE Bank of America Merrill Lynch 1-12 Year AAA-AA Municipal Securities Index and the Lipper Short-Intermediate Municipal Debt Funds Index are unmanaged. Investments cannot be made directly in an index.

Municipal securities held by the Fund may be adversely affected by local political and economic factors. Income from the Fund may be subject to federal alternative minimum tax, state and local taxes.

31

Old Westbury Funds, Inc.
Disclosure of Fund Expenses (Unaudited)	For the Period Ended October 31, 2018

As a shareholder of Old Westbury Funds, Inc., you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Actual Beginning Account Value 05/1/18	Actual Ending Account Value 10/31/18	Actual Expenses Paid During Period* 05/1/18-10/31/18	Actual Expense Ratio During Period** 05/1/18-10/31/18
All Cap Core Fund	$1,000.00	$1,013.10	$4.92	0.98%
Large Cap Strategies Fund	1,000.00	957.20	5.48	1.11%
All Cap ESG Fund	1,000.00	967.80	4.96	1.00%
Small & Mid Cap Strategies Fund	1,000.00	940.60	5.43	1.11%
Strategic Opportunities Fund	1,000.00	964.50	5.94	1.20%
Fixed Income Fund	1,000.00	1,002.20	3.13	0.62%
Municipal Bond Fund	1,000.00	1,004.80	2.88	0.57%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 184/365 to reflect the one-half year period.
**	Expense ratios are annualized and reflect existing expense waivers/reimbursements.
32

Old Westbury Funds, Inc.
Disclosure of Fund Expenses (Unaudited) - (Continued)
For the Period Ended October 31, 2018

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Hypothetical Beginning Account Value 05/1/18	Hypothetical Ending Account Value 10/31/18	Hypothetical Expenses Paid During Period* 05/1/18-10/31/18	Hypothetical Expense Ratio During Period** 05/1/18-10/31/18
All Cap Core Fund	$1,000.00	$1,020.32	$4.94	0.98%
Large Cap Strategies Fund	1,000.00	1,019.61	5.65	1.11%
All Cap ESG Fund	1,000.00	1,020.16	5.09	1.00%
Small & Mid Cap Strategies Fund	1,000.00	1,019.61	5.65	1.11%
Strategic Opportunities Fund	1,000.00	1,019.16	6.11	1.20%
Fixed Income Fund	1,000.00	1,022.08	3.16	0.62%
Municipal Bond Fund	1,000.00	1,022.33	2.91	0.57%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 184/365 to reflect the one-half year period.
**	Expense ratios are annualized and reflect existing expense waivers/reimbursements.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, these tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

33

Old Westbury Funds, Inc.
All Cap Core Fund
Portfolio of Investments	October 31, 2018

Shares		Value
COMMON STOCKS — 94.7%
Banks — 6.5%
590,480	Citigroup, Inc.	$38,652,821
2,315,300	KeyCorp	42,045,848
831,095	Morgan Stanley	37,947,798
		118,646,467
Communication Services — 4.7%
198,600	Activision Blizzard, Inc.	13,713,330
46,540	Alphabet, Inc. - Class C(a)	50,112,876
202,300	Walt Disney Co. (The)	23,230,109
		87,056,315
Consumer Discretionary — 12.7%
73,683	Advance Auto Parts, Inc.	11,771,596
152,775	Alibaba Group Holding Ltd. - ADR(a)	21,736,827
42,953	Amazon.com, Inc.(a)	68,639,324
20,035	Booking Holdings, Inc.(a)	37,557,210
166,950	Home Depot, Inc. (The)	29,363,166
493,965	NIKE, Inc. - Class B	37,067,134
1,393,471	Samsonite International SA	3,998,125
151,165	SIX Flags Entertainment Corp.	8,141,747
136,065	Wyndham Destinations, Inc.	4,882,012
217,885	Wyndham Hotels & Resorts, Inc.	10,739,552
		233,896,693
Consumer Staples — 7.5%
615,255	Altria Group, Inc.	40,016,185
789,400	Church & Dwight Co., Inc.	46,866,678
88,031	Ingredion, Inc.	8,906,977
47,396	JM Smucker Co. (The)	5,133,935
335,045	PepsiCo, Inc.	37,652,357
		138,576,132
Diversified Financials — 0.9%
93,500	CME Group, Inc.	17,132,940
Energy — 4.2%
183,656	Apergy Corp.(a)	7,160,747
728,460	ConocoPhillips	50,919,354
128,800	Pioneer Natural Resources Co.	18,968,376
		77,048,477
Financials — 3.0%
619,320	Discover Financial Services	43,148,024
144,937	Nasdaq, Inc.	12,567,487
		55,715,511
Health Care — 16.8%
606,290	Baxter International, Inc.	37,899,188
64,099	Cooper Cos., Inc. (The)	16,557,413
423,115	Danaher Corp.	42,057,631
72,976	Laboratory Corp of America Holdings(a)	11,716,297
994,500	Pfizer, Inc.	42,823,170
95,761	STERIS Plc	10,467,635
Shares		Value
Health Care (continued)
41,800	Teleflex, Inc.	$10,062,931
205,230	Thermo Fisher Scientific, Inc.	47,951,990
117,200	UnitedHealth Group, Inc.	30,630,220
38,377	Waters Corp.(a)	7,279,733
80,400	West Pharmaceutical Services, Inc.	8,515,967
468,500	Zoetis, Inc.	42,235,275
		308,197,450
Industrials — 12.0%
156,790	Allegion Plc	13,441,607
210,550	Cintas Corp.	38,292,729
138,712	Dover Corp.	11,490,902
429,654	Fortive Corp.	31,901,810
72,999	Harris Corp.	10,855,681
57,440	IDEX Corp.	7,284,541
221,716	KAR Auction Services, Inc.	12,624,509
218,420	Raytheon Co.	38,232,237
330,100	Safran SA	42,641,671
24,762	Snap-on, Inc.	3,811,862
79,800	Verisk Analytics, Inc.(a)	9,563,231
		220,140,780
Information Technology — 19.6%
62,865	ANSYS, Inc.(a)	9,401,461
319,365	Apple, Inc.	69,896,224
54,297	Check Point Software Technologies Ltd.(a)	6,026,967
193,978	CoreLogic, Inc.(a)	7,879,386
490,970	Fidelity National Information Services, Inc.	51,109,977
104,455	LogMeln, Inc.	8,995,665
775,250	Microsoft Corp.	82,804,453
206,900	salesforce.com, Inc.(a)	28,394,956
136,000	ServiceNow, Inc.(a)	24,621,440
66,500	Synopsys, Inc.(a)	5,953,745
369,125	Visa, Inc. - Class A	50,883,881
159,503	Worldpay, Inc. - Class A(a)	14,648,756
		360,616,911
Insurance — 2.0%
294,710	CHUBB Ltd.	36,812,226
Materials — 1.9%
56,228	AptarGroup, Inc.	5,733,007
376,750	Axalta Coating Systems Ltd.(a)	9,298,189
384,820	Rio Tinto Ltd.	20,819,789
		35,850,985
Utilities — 2.9%
384,900	Ameren Corp.	24,856,842
313,985	American Water Works Co., Inc.	27,797,092
		52,653,934
Total Common Stocks (Cost $1,389,302,900)		1,742,344,821

34

Old Westbury Funds, Inc.
All Cap Core Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
INVESTMENT COMPANY — 4.4%
80,903,939	SEI Daily Income Trust Government II Fund, Class A, 2.01%(b)	$80,903,939
Total Investment Company (Cost $80,903,939)		80,903,939
EXCHANGE TRADED FUNDS — 0.9%
62,765	SPDR S&P 500 ETF Trust	16,986,092
Total Exchange Traded Funds (Cost $16,834,100)		16,986,092
TOTAL INVESTMENTS — 100.0% (Cost $1,487,040,939)		$1,840,234,852
LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%		(572,122)
NET ASSETS — 100.0%		$1,839,662,730

(a)	Non-income producing security.
(b)	The rate shown represents the current yield as of October 31, 2018.

The following abbreviations are used in the report:

ADR-American Depositary Receipt

ETF-Exchange Traded Fund

35

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments	October 31, 2018

Shares		Value
COMMON STOCKS — 87.1%
ARGENTINA — 0.0%
130,005	Grupo Financiero Galicia SA - ADR	$2,997,915
AUSTRALIA — 1.4%
552,000	Atlassian Corp. Plc - Class A(a)	41,902,320
112,341	Caltex Australia Ltd.	2,248,204
1,195,300	CSL Ltd.	159,132,941
532,434	Oil Search Ltd.	2,929,626
613,788	Origin Energy Ltd.(a)	3,168,628
761,138	Santos Ltd.	3,578,960
1,850,859	St Barbara Ltd.	5,452,454
351,156	Woodside Petroleum Ltd.	8,666,190
		227,079,323
AUSTRIA — 0.1%
32,040	Erste Group Bank AG	1,306,437
106,385	OMV AG	5,919,984
43,907	Raiffeisen Bank International AG	1,198,517
		8,424,938
BELGIUM — 0.5%
26,242	Ageas	1,314,047
79,183	Anheuser-Busch Inbev SA/NV	5,842,155
372,701	Colruyt SA	21,664,098
375,762	Galapagos NV - ADR(a)(b)	38,602,030
12,653	Groupe Bruxelles Lambert SA	1,177,750
34,814	KBC Group NV	2,401,401
68,257	Proximus SADP	1,743,360
18,059	Solvay SA	2,058,737
34,368	Telenet Group Holding NV	1,669,177
21,744	UCB SA	1,826,921
		78,299,676
BRAZIL — 1.1%
20,038,000	Ambev SA(b)	87,442,461
2,199,683	Ambev SA - ADR	9,524,627
1,559,954	B3 SA - Brasil Bolsa Balcao	11,187,739
1,582,017	Banco Bradesco SA - ADR	14,507,096
264,843	Cia Brasileira de Distribuicao - ADR	5,537,867
180,354	Cosan SA Industria e Comercio	1,553,230
1,645,485	Itau Unibanco Holding SA - ADR	21,671,037
1,105,444	Petroleo Brasileiro SA	8,976,627
287,300	Raia Drogasil SA	4,858,199
136,594	Ultrapar Participacoes SA	1,614,977
2,161,460	WEG SA	10,460,270
		177,334,130
CANADA — 1.6%
84,032	AltaGas Ltd.	1,056,424
141,953	ARC Resources Ltd.	1,321,998
154,289	Cameco Corp.	1,652,531
321,721	Canadian Apartment Properties REIT	11,439,675
Shares		Value
CANADA (continued)
489,331	Canadian Natural Resources Ltd.	$13,425,983
378,045	Cenovus Energy, Inc.	3,199,074
236,178	Crescent Point Energy Corp.	1,115,900
342,005	Enbridge, Inc.	10,656,725
295,500	Enbridge, Inc.	9,193,005
356,029	Encana Corp.	3,634,798
155,276	Husky Energy, Inc.	2,195,060
113,059	Imperial Oil Ltd.	3,531,457
163,389	Inter Pipeline Ltd.	2,649,820
69,274	Keyera Corp.	1,725,996
146,225	Open Text Corp.	4,936,184
178,574	Pembina Pipeline Corp.	5,775,898
1,212,967	Peyto Exploration & Development Corp.	9,895,754
87,918	PrairieSky Royalty Ltd.	1,335,683
1,529,200	Restaurant Brands International, Inc.	83,754,284
157,452	Seven Generations Energy Ltd. - Class A(a)	1,687,605
340,000	Shopify, Inc. - Class A(a)	46,971,000
637,619	Suncor Energy, Inc.	21,388,777
392,522	Tourmaline Oil Corp.	5,724,807
329,005	TransCanada Corp.	12,405,946
72,149	Vermilion Energy, Inc.	1,913,268
		262,587,652
CHILE — 0.0%
210,055	Banco Santander Chile - ADR	6,188,220
108,525	Empresas COPEC SA	1,521,179
		7,709,399
CHINA — 3.4%
234,703	51Job, Inc. - ADR(a)	14,413,111
1,092,826	AAC Technologies Holdings, Inc.	8,312,610
896,486	Alibaba Group Holding Ltd. - ADR(a)	127,552,028
122,000	Baidu, Inc. - ADR(a)	23,187,320
10,403,170	China Petroleum & Chemical Corp. - H Shares	8,437,208
12,459,000	China SCE Group Holdings Ltd.	4,241,997
15,525,487	China Shenhua Energy Co. Ltd. - H Shares	35,161,235
6,965,766	CNOOC Ltd.	11,956,109
96,527	CNOOC Ltd. - ADR	16,337,195
5,236,114	CSPC Pharmaceutical Group Ltd.	11,043,851
259,347	Ctrip.com International Ltd. - ADR(a)	8,631,068
2,209,058	ENN Energy Holdings Ltd.	18,775,141
2,578,956	Haitian International Holdings Ltd.	5,031,660
161,470	JD.Com, Inc. - ADR(a)	3,797,774
8,906,707	PetroChina Co. Ltd. - H Shares	6,519,360
1,058,000	Ping An Insurance Group Co. of China Ltd. - H Shares	9,963,504

36

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
CHINA (continued)
1,676,458	Shenzhou International Group Holdings Ltd.	$18,513,413
709,243	Sunny Optical Technology Group Co. Ltd.	6,150,068
6,380,400	Tencent Holdings Ltd.	217,237,651
90,034	Weibo Corp. - ADR(a)	5,312,906
		560,575,209
COLUMBIA — 0.1%
265,300	Bancolombia SA - ADR	9,800,182
2,347,174	Ecopetrol SA	2,744,866
		12,545,048
CZECH REPUBLIC — 0.1%
268,503	Komercni Banka AS	10,200,056
DENMARK — 0.2%
11,390	Carlsberg A/S - Class B	1,256,429
18,822	Coloplast A/S - Class B	1,757,356
120,973	Danske Bank A/S	2,320,506
28,000	DSV A/S	2,251,256
8,590	Genmab A/S(a)	1,176,823
218,342	H. Lundbeck A/S	10,196,299
212,631	Novo Nordisk A/S - B Shares	9,196,826
36,071	Novozymes A/S - B Shares	1,782,494
19,103	Pandora A/S	1,195,152
		31,133,141
EGYPT — 0.0%
1,509,200	Commercial International Bank Egypt SAE - GDR	6,557,474
FINLAND — 2.2%
2,597,261	Kone Oyj - Class B(b)	126,555,027
54,173	Neste Oyj	4,464,460
465,905	Nokia Oyj	2,638,522
2,717,000	Nokian Renkaat Oyj(b)	86,413,211
316,341	Nordea Bank Abp	2,751,302
62,035	Orion Oyj - Class B	2,136,012
3,018,175	Sampo Oyj - A Shares(b)	138,996,925
71,906	UPM-Kymmene Oyj	2,313,821
		366,269,280
FRANCE — 2.4%
38,546	Air Liquide SA	4,671,502
54,746	Airbus SE	6,058,775
18,034	Arkema SA	1,895,134
19,354	Atos SE	1,661,188
255,704	AXA SA	6,412,222
139,062	BNP Paribas SA	7,265,832
38,503	Bouygues SA	1,405,993
16,542	Capgemini SE	2,023,509
34,611	Casino Guichard Perrachon SA	1,528,876
52,213	Cie de Saint-Gobain	1,965,772
28,914	Cie Generale des Etablissements Michelin	2,971,668
58,521	CNP Assurances	1,305,784
217,928	Credit Agricole SA	2,796,145
Shares		Value
FRANCE (continued)
53,863	Danone SA	$3,817,856
66,448	Edenred	2,523,532
14,397	Eiffage SA	1,409,223
231,924	Engie SA	3,093,143
16,941	Essilor International SA	2,316,966
17,605	Eurazeo SA	1,287,140
26,219	Faurecia SA	1,274,289
4,361	Hermes International	2,494,427
8,475	Ipsen SA	1,176,857
6,583	Kering SA	2,934,758
27,591	Legrand SA	1,804,420
903,028	L’Oreal SA(b)	203,436,747
28,779	LVMH Moet Hennessy Louis Vuitton SE	8,761,901
153,091	Orange SA	2,396,355
22,001	Pernod-Ricard SA	3,359,122
118,200	Peugeot SA	2,815,465
30,656	Publicis Groupe SA	1,779,172
20,277	Renault SA	1,517,405
40,347	Safran SA	5,211,946
110,427	Sanofi	9,860,871
55,535	Schneider Electric SE	4,023,172
17,077	Societe BIC SA	1,636,347
95,925	Societe Generale SA	3,528,915
16,016	Sodexo SA	1,634,815
102,300	Suez	1,481,391
21,168	Thales SA	2,709,266
1,170,069	TOTAL SA	68,861,110
20,019	UBISOFT Entertainment SA(a)	1,802,615
14,412	Unibail-Rodamco-Westfield REIT(b)	2,616,357
48,630	Valeo SA	1,572,548
62,266	Veolia Environnement SA	1,242,654
45,414	Vinci SA	4,057,421
		400,400,606
GEORGIA — 0.0%
189,832	Bank Of Georgia Group Plc	3,783,780
GERMANY — 0.8%
19,462	Adidas AG	4,585,051
42,627	Allianz SE	8,904,987
108,272	BASF SE	8,342,765
93,694	Bayer AG	7,192,945
19,742	Bayerische Motoren Werke AG	1,704,553
11,727	Beiersdorf AG	1,214,022
14,369	Continental AG	2,375,331
34,742	Covestro AG	2,247,690
73,980	Daimler AG	4,387,401
206,622	Deutsche Bank AG	2,024,586
20,027	Deutsche Boerse AG	2,537,145
78,385	Deutsche Lufthansa AG	1,576,774
122,461	Deutsche Post AG	3,876,797
396,381	Deutsche Telekom AG	6,507,654
228,939	E.ON SE	2,218,625
16,018	Fresenius Medical Care AG & Co. KGaA	1,257,651

37

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
GERMANY (continued)
35,217	Fresenius SE & Co. KGaA	$2,244,915
9,352	Hochtief AG	1,387,616
21,192	HUGO BOSS AG	1,516,509
168,531	Infineon Technologies AG	3,380,584
17,121	LANXESS AG	1,061,906
22,389	Linde AG	4,838,452
9,823	Muenchener Rueckversicherungs-Gesellschaft AG	2,113,376
51,899	ProSiebenSat.1 Media SE	1,200,351
95,057	SAP SE	10,191,638
75,370	Siemens AG	8,683,569
32,053	Siemens Healthineers AG(a)	1,328,387
100,482	ThyssenKrupp AG	2,114,027
44,957	Uniper SE	1,298,976
36,242	United Internet AG	1,501,583
726,000	Zalando SE(a)	28,122,643
		131,938,509
HONG KONG — 0.5%
2,854,600	AIA Group Ltd.	21,604,385
676,409	ASM Pacific Technology Ltd.	5,839,477
532,032	Hong Kong Exchanges and Clearing Ltd.	14,111,625
184,175	Jardine Matheson Holdings Ltd.	10,628,739
162,855	Jardine Strategic Holdings Ltd.	5,455,643
28,535,343	Sino Biopharmaceutical Ltd.	25,580,814
2,245,465	Yue Yuen Industrial Holdings Ltd.	6,141,996
		89,362,679
HUNGARY — 0.0%
200,773	MOL Hungarian Oil & Gas Plc	2,105,432
INDIA — 2.2%
1,542,000	Asian Paints Ltd.	25,657,946
456,251	Coal India Ltd.	1,642,183
75,233	Eicher Motors Ltd.	22,245,445
464,514	Hindustan Petroleum Corp. Ltd.	1,408,085
7,321,407	Housing Development Finance Corp. Ltd.	175,176,135
823,437	Indian Oil Corp. Ltd.	1,541,752
745,120	Infosys Ltd.	6,916,632
654,127	Maruti Suzuki India Ltd.	58,529,527
6,814,500	Motherson Sumi Systems Ltd.	15,044,521
796,506	Oil & Natural Gas Corp. Ltd.	1,650,748
549,643	Petronet LNG Ltd.(b)	1,677,658
1,118,708	Reliance Industries Ltd.	16,055,567
3,209,000	Titan Co. Ltd.	36,653,207
		364,199,406
INDONESIA — 0.2%
14,186,746	Adaro Energy Tbk PT	1,539,755
22,384,849	Astra International Tbk PT	11,632,318
5,395,722	Bank Central Asia Tbk PT	8,393,937
Shares		Value
INDONESIA (continued)
64,715,668	Bank Rakyat Indonesia Persero Tbk PT	$13,409,265
		34,975,275
IRELAND — 0.1%
117,088	Paddy Power Betfair Plc	10,057,281
ITALY — 0.3%
82,295	Assicurazioni Generali SpA	1,331,052
52,115	Atlantia SpA	1,048,333
1,082,928	Enel SpA	5,315,962
1,295,304	ENI SpA	23,042,559
12,705	Ferrari NV	1,489,390
2,434,327	Intesa Sanpaolo SpA	5,384,862
145,109	Mediobanca Banca di Credito Finanziario SpA	1,274,094
159,487	Poste Italiane SpA	1,147,077
33,464	Recordati SpA	1,134,052
813,028	Snam SpA	3,364,863
1,911,253	Telecom Italia SpA/Milano(a)	1,123,948
267,861	Terna Rete Elettrica Nazionale SpA	1,384,981
248,646	Unicredit SpA	3,186,895
		50,228,068
JAPAN — 4.5%
663,160	Asahi Kasei Corp.	7,975,434
269,408	Canon Marketing Japan, Inc.	5,107,136
67,000	Fast Retailing Co. Ltd.	33,887,446
1,090,000	Hoshizaki Corp.(b)	88,003,722
64,273	Idemitsu Kosan Co. Ltd.	2,933,540
319,712	Inpex Corp.	3,682,064
147,200	Japan Airlines Co. Ltd.	5,240,417
1,260,160	JXTG Holdings, Inc.	8,590,553
116,830	Kaken Pharmaceutical Co. Ltd.	5,860,396
4,082,000	KDDI Corp.	101,819,373
103,800	Keyence Corp.	50,871,981
62,381	Mitsubishi Tanabe Pharma Corp.	922,156
384,700	Nippon Kayaku Co. Ltd.	4,595,875
395,214	Nippon Telegraph & Telephone Corp.	16,637,271
4,099,000	Nomura Research Institute Ltd.(b)	181,636,903
2,884,998	NTT Data Corp.	37,227,430
485,058	Osaka Gas Co. Ltd.	8,902,868
414,000	PeptiDream, Inc.(a)	13,593,920
406,800	Sankyo Co. Ltd.(b)	15,520,663
293,700	Sanrio Co. Ltd.	5,898,207
600,000	Shimano, Inc.(b)	82,102,185
108,660	Showa Shell Sekiyu KK	2,095,486
602,305	Terumo Corp.	32,507,976
380,558	Toyo Suisan Kaisha Ltd.	13,119,782
342,834	Zensho Holdings Co. Ltd.	6,647,944
		735,380,728

38

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
KENYA — 0.1%
1,297,779	East African Breweries Ltd.	$2,211,690
41,039,720	Safaricom Plc	9,345,480
		11,557,170
LUXEMBOURG — 0.5%
91,060	Arcelormittal	2,273,174
23,604	RTL Group SA	1,515,870
70,780	SES SA(b)	1,521,198
396,300	Spotify Technology SA(a)	59,322,147
152,834	Tenaris SA	2,273,754
497,558	Tenaris SA - ADR	14,543,620
		81,449,763
MACAU — 0.1%
3,972,200	Sands China Ltd.	15,651,844
MALAYSIA — 0.0%
277,730	Petronas Dagangan Berhad	1,725,649
MEXICO — 0.3%
70,869	Fomento Economico Mexicano SAB de CV - ADR	6,028,826
63,207	Grupo Aeroportuario del Sureste SAB de CV - ADR	10,430,419
2,665,672	Grupo Financiero Banorte SAB de CV - Series O	14,696,250
4,719,245	Wal-Mart de Mexico SAB de CV	12,066,882
		43,222,377
NETHERLANDS — 2.0%
95,837	ABN AMRO Group NV	2,355,518
30,370	Adyen NV(a)	19,644,924
409,090	Aegon NV	2,515,082
616,329	ASML Holding NV	105,354,430
396,000	ASML Holding NV	68,254,560
21,384	EXOR NV	1,211,992
6,925	Heineken Holding NV	600,032
20,179	Heineken NV	1,819,308
498,536	ING Groep NV	5,917,676
184,249	Koninklijke Ahold Delhaize NV	4,221,769
25,092	Koninklijke DSM NV	2,199,163
543,083	Koninklijke KPN NV	1,436,920
82,073	Koninklijke Philips NV	3,060,226
37,680	Koninklijke Vopak NV	1,707,121
64,704	NN Group NV	2,784,891
29,687	NXP Semiconductor NV	2,226,228
36,553	QIAGEN NV(a)	1,327,747
23,900	Randstad NV	1,205,977
1,812,977	Royal Dutch Shell Plc - A Shares	57,945,280
1,479,357	Royal Dutch Shell Plc - B Shares	48,501,958
42,144	Wolters Kluwer NV	2,394,345
		336,685,147
NORWAY — 0.3%
104,689	Aker BP ASA	3,452,459
480,829	Austevoll Seafood ASA	7,734,515
Shares		Value
NORWAY (continued)
611,345	Equinor ASA	$15,904,050
80,616	Gjensidige Forsikring ASA	1,248,956
76,171	Marine Harvest ASA	1,843,328
353,423	Norsk Hydro ASA	1,834,657
391,089	Salmar ASA(b)	20,645,164
130,509	Telenor ASA	2,394,270
		55,057,399
PAKISTAN — 0.0%
1,338,851	Oil & Gas Development Co. Ltd.	1,607,531
PANAMA — 0.0%
111,343	Copa Holdings SA - Class A	8,064,573
PERU — 0.1%
62,527	Credicorp. Ltd.	14,112,969
POLAND — 0.2%
109,961	Grupa Lotos SA	1,985,353
823,716	Polski Koncern Naftowy ORLEN SA	19,801,041
4,218,761	Polskie Gornictwo Naftowe I Gazownictwo SA(a)	6,882,567
		28,668,961
PORTUGAL — 0.0%
424,620	EDP - Energias de Portugal SA	1,492,848
262,258	Galp Energia SGPS SA	4,573,007
117,324	Jeronimo Martins SGPS SA	1,443,145
		7,509,000
RUSSIA — 0.5%
342,056	Lukoil PJSC - ADR	25,531,060
139,423	NovaTek PJSC - GDR	23,632,199
1,761,700	Sberbank of Russia PJSC - ADR	20,594,273
193,057	Sberbank of Russia PJSC - ADR	2,278,073
186,185	Yandex NV - Class A(a)	5,609,754
		77,645,359
SOUTH AFRICA — 0.5%
586,255	Aspen Pharmacare Holdings Ltd.	6,199,341
1,328,382	Discovery Ltd.	14,220,733
97,968	Exxaro Resources Ltd.	1,002,093
233,692	Naspers Ltd. - Class N	41,070,230
357,978	Sasol Ltd.	11,744,542
1,223,434	Standard Bank Group Ltd.	13,545,058
		87,781,997
SOUTH KOREA — 0.6%
44,682	Amorepacific Corp.	5,999,163
126,953	Coway Co. Ltd.	7,831,860
396,819	Hankook Tire Co. Ltd.	14,416,486
663,592	LG Display Co. Ltd.	9,608,414
19,316	LG Household & Health Care Ltd.	17,696,375
38,421	Samsung Electronics Co. Ltd. - GDR	35,738,895

39

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
SOUTH KOREA (continued)
24,188	SK Innovation Co. Ltd.	$4,531,734
		95,822,927
SPAIN — 0.3%
60,131	ACS Actividades de Construccion y Servicios SA	2,255,023
10,758	Aena SA	1,719,910
62,124	Amadeus IT Holding SA	5,008,536
599,268	Banco Bilbao Vizcaya Argentaria SA	3,315,729
1,374,007	Banco de Sabadell SA	1,813,044
1,797,411	Banco Santander SA	8,540,293
354,625	Bankia SA	1,116,224
373,457	Criteria Caixacorp SA	1,514,741
133,798	Enagas SA	3,552,226
62,708	Endesa SA	1,312,557
76,278	Grifols SA	2,176,311
440,954	Iberdrola SA	3,124,521
130,090	Industria de Diseno Textil SA	3,673,327
77,516	Red Electrica Corp SA	1,606,704
625,029	Repsol SA	11,203,076
587,414	Telefonica SA	4,815,665
		56,747,887
SWEDEN — 2.3%
71,899	Assa Abloy AB - B Shares	1,433,871
5,935,059	Atlas Copco AB - A Shares(b)	146,963,427
91,396	Atlas Copco AB - B Shares	2,094,853
68,214	Boliden AB	1,559,034
84,259	Electrolux AB - Series B	1,751,262
7,470,055	Epiroc AB - A Shares(a)(b)	65,597,616
37,787	Epiroc AB - B Shares(a)	311,466
62,599	Essity AB- Class B	1,428,993
174,428	Hennes & Mauritz AB - B Shares	3,082,890
26,629	Hexagon AB - B Shares	1,305,385
139,797	Husqvarna AB - B Shares	1,055,908
69,002	Industrivarden AB - C Shares	1,434,156
63,102	Kinnevik AB - Class B	1,750,774
123,324	Lundin Petroleum AB	3,765,289
3,004	Modern Times Group MTG AB - Class B	111,019
192,468	Sandvik AB	3,047,553
110,042	SKF AB - B Shares	1,767,666
11,659,152	Svenska Handelsbanken AB - A Shares(b)	126,820,344
93,964	Swedbank AB - A Shares	2,116,235
45,592	Swedish Match AB	2,323,156
319,642	Telefonaktiebolaget LM Ericsson - B Shares	2,786,649
205,163	Volvo AB - B Shares	3,066,970
		375,574,516
SWITZERLAND — 1.6%
191,128	ABB Ltd.	3,852,354
28,296	Adecco Group AG	1,386,213
753	Barry Callebaut AG	1,472,131
Shares		Value
SWITZERLAND (continued)
1,553	CHUBB Ltd.	$193,985
37,777	Cie Financiere Richemont SA	2,764,399
381,247	Coca-Cola HBC AG - CDI	11,256,862
176,774	Credit Suisse Group	2,320,362
10,001	Dufry AG	1,127,552
2,039	EMS-Chemie Holding AG	1,123,611
3,828	Geberit AG	1,498,665
940	Givaudan SA	2,281,050
49,676	LafargeHolcim Ltd.	2,300,934
1,966,564	Nestle SA	166,205,558
223,318	Novartis AG	19,565,686
15,709	Pargesa Holding SA	1,153,434
2,683	Partners Group Holding AG	1,911,386
78,795	Roche Holding AG	19,175,549
7,300	Schindler Holding AG	1,539,512
805	SGS SA	1,911,891
13,143	Sika AG	1,686,021
7,458	Sonova Holding AG	1,218,502
71,037	STMicroelectronics NV	1,079,768
5,466	Swiss Life Holding AG	2,063,420
17,250	Swiss Re AG	1,557,921
3,834	Swisscom AG	1,756,449
10,398	Temenos Group AG	1,429,899
316,872	UBS Group AG	4,433,030
11,227	Zurich Financial Services AG	3,491,333
		261,757,477
TAIWAN — 0.9%
995,740	Airtac International Group	8,575,921
7,632,561	Chunghwa Telecom Co. Ltd.	27,009,838
1,120,904	Eclat Textile Co. Ltd.	13,312,614
556,719	Formosa Petrochemical Corp.	2,194,995
2,813,020	Hon Hai Precision Industry Co. Ltd.	7,163,687
83,000	Largan Precision Co. Ltd.	8,985,877
2,554,540	Novatek Microelectronics Corp.	11,268,937
6,163,000	Taiwan Semiconductor Manufacturing Co. Ltd.	46,606,405
8,657,496	Uni-President Enterprises Corp.	20,956,160
3,812,853	Vanguard International Semiconductor Corp.	7,023,644
		153,098,078
THAILAND — 0.6%
16,186,000	Airports of Thailand Public Co. Ltd.	31,248,989
24,548,000	CP ALL Public Co. Ltd.	49,799,487
3,918,900	Siam Commercial Bank Public Co. Ltd.	16,254,864
		97,303,340
TURKEY — 0.0%
4,379,553	Soda Sanayii AS	5,312,253
UNITED ARAB EMIRATES — 0.2%
18,544,502	Dana Gas PJSC	5,805,964
561,515	DP World Ltd.	10,101,655

40

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
UNITED ARAB EMIRATES (continued)
6,401,243	Emaar Properties PJSC	$8,887,832
		24,795,451
UNITED KINGDOM — 6.1%
560,755	Abcam Plc(b)	8,601,086
421,768	ASOS Plc(a)	29,413,513
7,860,348	BP Plc	56,997,193
39,043	Coca-Cola European Partners Plc	1,776,066
10,282,346	Compass Group Plc(b)	202,400,624
111,658	Fiat Chrysler Automobiles NV(a)	1,701,005
212,852	International Consolidated Airlines Group SA	1,644,203
268,273	John Wood Group Plc	2,449,039
2,536,501	Reckitt Benckiser Group Plc(b)	205,325,760
12,502,773	RELX Plc(b)	247,395,989
120,779	TechnipFMC Plc	3,176,488
45,459	TechnipFMC Plc	1,213,078
295,104	Travelport Worldwide, Ltd.	4,414,756
459,656	Ultra Electronics Holdings Plc(b)	8,448,716
4,149,622	Unilever NV	223,369,599
		998,327,115
UNITED STATES — 48.2%
164,503	Aaron’s, Inc.	7,753,026
56,000	ABIOMED, Inc.(a)	19,107,200
593	Affiliated Managers Group, Inc.	67,400
4,975	Aflac, Inc.	214,273
1,365,832	AGNC Investment Corp. REIT	24,366,443
201,000	Align Technology, Inc.(a)	44,461,200
2,314	Allstate Corp. (The)	221,496
5,694	Ally Financial Inc.	144,685
36,500	Alphabet, Inc. - Class A(a)	39,806,170
234,000	Alphabet, Inc. - Class C(a)	251,964,180
179,900	Amazon.com, Inc.(a)	287,481,999
471,114	Amdocs Ltd.	29,807,383
1,380	American Express Co.	141,767
2,993	American International Group, Inc.	123,581
864	Ameriprise Financial, Inc.	109,935
205,894	Anadarko Petroleum Corp.	10,953,561
1,246,587	Annaly Capital Management, Inc. REIT	12,303,814
82,414	Antero Resources Corp.(a)	1,309,558
388,500	Anthem, Inc.	107,058,945
150,360	Apache Corp.	5,688,119
847,030	Apollo Commercial Real Estate Finance, Inc. REIT	15,847,931
1,030,809	Apple, Inc.	225,602,858
191,750	Assurant, Inc.	18,640,018
2,703	Athene Holding Ltd. - Class A(a)	123,581
1,407,000	Automatic Data Processing, Inc.	202,720,560
120,880	AutoZone, Inc.(a)	88,661,854
166,574	Baker Hughes a GE Co.	4,445,860
Shares		Value
UNITED STATES (continued)
3,041,568	Ball Corp.	$136,262,246
32,117	Bank of America Corp.	883,218
2,200,832	Bank of New York Mellon Corp. (The)	104,165,379
2,600	BB&T Corp.	127,816
922,000	Becton Dickinson and Co.	212,521,000
1,247,390	Berkshire Hathaway, Inc. - Class B(a)	256,064,219
153,083	Big Lots, Inc.	6,356,006
336,000	BioMarin Pharmaceutical, Inc.(a)	30,969,120
520	BlackRock, Inc.	213,938
111,500	Booking Holdings, Inc.(a)	209,015,670
407,168	Brinker International, Inc.	17,650,733
191,689	Brown & Brown, Inc.	5,401,796
169,991	Cabot Oil & Gas Corp.	4,118,882
2,215	Capital One Financial Corp.	197,800
375	CBOE Global Markets, Inc.	42,319
1,398,756	Charles Schwab Corp. (The)	64,678,477
265,067	Cheesecake Factory, Inc. (The)	12,813,339
70,617	Cheniere Energy, Inc.(a)	4,265,973
1,977,319	Chevron Corp.	220,767,666
40,494	Cimarex Energy Co.	3,218,058
520	Cincinnati Financial Corp.	40,893
1,453,315	Citigroup, Inc.	95,134,000
4,537	Citizens Financial Group Inc.	169,457
192,591	Clorox Co. (The)	28,590,134
1,466	CME Group, Inc.	268,630
2,802,400	Colgate-Palmolive Co.	166,882,920
56,640	Concho Resources, Inc.(a)	7,878,058
467,210	ConocoPhillips	32,657,979
41,496	Continental Resources, Inc.(a)	2,186,009
505,200	Costco Wholesale Corp.	115,503,876
166,197	Cracker Barrel Old Country Store, Inc.	26,372,140
390,400	Cummins, Inc.	53,363,776
313,980	Darden Restaurants, Inc.	33,454,569
207,379	Devon Energy Corp.	6,719,080
36,460	Diamondback Energy, Inc.	4,096,646
1,901	Discover Financial Services	132,443
483	East West Bancorp, Inc.	25,329
1,469	Eaton Vance Corp.	66,178
503,000	Edwards Lifesciences Corp.(a)	74,242,800
230,747	EOG Resources, Inc.	24,306,889
107,055	EPAM Systems, Inc.(a)	12,789,861
98,936	EQT Corp.	3,360,856
600,029	Equity Commonwealth REIT	17,868,864
240,220	Exelon Corp.	10,524,038
3,536,433	Exxon Mobil Corp.	281,782,981
243,000	Facebook, Inc. - Class A(a)	36,884,970
6,321	Fifth Third Bancorp	170,604
1,081	Franklin Resources, Inc.	32,971
173,023	Fresh Del Monte Produce, Inc.	5,714,950
108,254	FTI Consulting, Inc.(a)	7,481,434
1,196	Goldman Sachs Group, Inc. (The)	269,543

41

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
UNITED STATES (continued)
314,075	Guess?, Inc.	$6,670,953
357,819	Halliburton Co.	12,409,163
33,715	Helmerich & Payne, Inc.	2,100,107
102,981	Hess Corp.	5,911,109
74,989	HollyFrontier Corp.	5,057,258
4,087,600	HP, Inc.	98,674,664
3,684	Huntington Bancshares, Inc.	52,792
212,000	Illumina, Inc.(a)	65,963,800
1,179	Intercontinental Exchange, Inc.	90,830
751,700	International Business Machines Corp.	86,768,731
6,294	Invesco, Ltd.(b)	136,643
217,859	Jabil, Inc.	5,387,653
1,034	Jefferies Financial Group, Inc.	22,200
1,416,300	Johnson & Johnson	198,267,837
1,402,749	JPMorgan Chase & Co.	152,927,696
766,037	Kinder Morgan, Inc.	13,037,950
2,129,000	Kraft Heinz Co. (The)	117,031,130
567,000	Las Vegas Sands Corp.	28,934,010
2,395	Lincoln National Corp.	144,155
463,300	Lockheed Martin Corp.	136,140,705
2,027	Loews Corp.	94,377
329,762	Luminex Corp.	9,487,253
306,842	Marathon Oil Corp.	5,826,930
289,689	Marathon Petroleum Corp.	20,408,590
169,000	Markel Corp.(a)(b)	184,757,560
1,691	Marsh & McLennan Cos., Inc.	143,312
1,301,000	Mastercard, Inc. - Class A	257,168,670
5,293	MetLife, Inc.	218,019
2,901,021	MFA Financial, Inc. REIT	20,104,076
1,715,700	Mondelez International, Inc. - Class A	72,025,086
576	Moody’s Corp.	83,796
5,636	Morgan Stanley	257,340
269,467	Motorola Solutions, Inc.	33,025,876
614	MSCI, Inc.	92,333
136,332	National Oilwell Varco, Inc.	5,017,018
451,000	Netflix, Inc.(a)	136,102,780
1,740,317	New York Community Bancorp, Inc.	16,672,237
78,727	Newfield Exploration Co.(a)	1,590,285
982,000	NIKE, Inc. - Class B	73,689,280
339,467	NiSource, Inc.	8,608,883
175,269	Noble Energy, Inc.	4,355,435
1,976,234	Occidental Petroleum Corp.	132,546,014
161,832	ONEOK, Inc.	10,616,179
1,498,520	Oracle Corp.	73,187,717
300,000	Parker-Hannifin Corp.	45,489,000
74,292	Parsley Energy, Inc. - Class A(a)	1,739,919
4,450	People’s United Financial, Inc.	69,687
1,330,500	PepsiCo, Inc.	149,521,590
1,892,300	Philip Morris International, Inc.	166,654,861
174,657	Phillips 66	17,958,233
65,567	Pioneer Natural Resources Co.	9,656,052
Shares		Value
UNITED STATES (continued)
1,979	PNC Financial Services Group, Inc. (The)	$254,282
123,933	Post Holdings, Inc.(a)	10,958,156
2,878	Principal Financial Group, Inc.	135,467
135,006	Procter & Gamble Co. (The)	11,972,332
1,941	Progressive Corp. (The)	135,288
2,513	Prudential Financial, Inc.	235,669
1,730,777	Quest Diagnostics, Inc.(b)	162,883,423
123,000	Regeneron Pharmaceuticals, Inc.(a)	41,726,520
995	Reinsurance Group of America, Inc.	141,658
179,522	RenaissanceRe Holdings Ltd.	21,930,408
268,506	Republic Services, Inc.	19,515,016
838	S&P Global, Inc.	152,784
181,000	Sarepta Therapeutics, Inc.(a)	24,210,560
541,147	Schlumberger Ltd.	27,766,253
448	SEI Investments Co.	23,946
198,508	Spire, Inc.	14,407,711
24,151	Stamps.com, Inc.(a)	4,882,608
632,000	Starbucks Corp.	36,826,640
1,511,196	Starwood Property Trust, Inc., REIT	32,823,177
546	State Street Corp.	37,538
2,393	SunTrust Banks, Inc.	149,945
177	SVB Financial Group(a)	41,990
4,203	Synchrony Financial	121,383
1,323	T Rowe Price Group, Inc.	128,318
74,393	Targa Resources Corp.	3,843,886
229,528	Target Corp.	19,195,427
1,988,000	Texas Instruments, Inc.	184,546,040
337,200	TJX Cos., Inc. (The)	37,051,536
1,660	Torchmark Corp.	140,536
467,200	Union Pacific Corp.	68,313,984
650,101	UnitedHealth Group, Inc.	169,903,896
737	Unum Group	26,724
4,386,136	US Bancorp	229,263,329
43,504	Vail Resorts, Inc.	10,933,425
176,042	Valero Energy Corp.	16,035,666
3,722,200	Verizon Communications, Inc.	212,500,398
741,000	Visa, Inc. - Class A	102,146,850
1,438,800	Wabtec Corp.(b)	118,010,376
1,230,300	Walt Disney Co. (The)	141,275,349
254,867	Waste Connections, Inc.	19,482,033
15,432	Wells Fargo & Co.	821,445
304,483	Williams Cos., Inc. (The)	7,408,071
519,000	Workday, Inc. - Class A(a)	69,037,380
657	Zions Bancorp NA	30,912
		7,952,160,039
Total Common Stocks (Cost $11,884,876,670)		14,365,783,827

42

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
MASTER LIMITED PARTNERSHIPS — 0.0%
UNITED STATES — 0.0%
73,590	Plains GP Holdings LP - Class A	$1,572,618
Total Master Limited Partnerships (Cost $1,910,540)		1,572,618
PREFERRED STOCKS — 1.2%
BRAZIL — 0.1%
1,457,776	Petroleo Brasileiro SA	10,815,315
GERMANY — 0.0%
13,291	Henkel AG & Co. KGaA	1,453,912
120,471	Schaeffler AG	1,273,358
11,377	Volkswagen AG	1,916,935
		4,644,205
SOUTH KOREA — 1.1%
5,345,000	Samsung Electronics Co. Ltd.(b)	167,683,515
11,263	Samsung Electronics Co. Ltd. - GDR	8,833,580
		176,517,095
Total Preferred Stocks (Cost $170,719,576)		191,976,615
RIGHTS/WARRANTS — 0.0%
SPAIN — 0.0%
1,797,411	Banco Santander SA(a)	69,829
Total Rights/Warrants (Cost $72,384)		69,829

Principal
Amount
U.S. GOVERNMENT AGENCIES — 1.3%
Federal Home Loan Bank — 1.3%
$50,000,000	2.18%, 11/26/14(c)	49,924,300
50,000,000	2.14%, 11/15/18(c)	49,957,600
108,000,000	2.20%, 12/12/18(c)	107,725,680
10,000,000	2.32%, 01/25/19(c)	9,945,690
Total U.S. Government Agencies (Cost $217,558,286)		217,553,270
Shares		Value
EXCHANGE-TRADED FUNDS — 9.5%
1,560,800	Communication Services Select Sector SPDR Fund	$71,859,232
2,037,700	Consumer Discretionary Select Sector SPDR Fund	214,732,826
306,660	iShares Edge MSCI USA Momentum Factor ETF	32,895,418
298,000	iShares Nasdaq Biotechnology ETF	31,012,860
1,895,925	iShares S&P 500 Index Fund	517,132,503
311,200	iShares US Technology ETF(b)	55,259,784
2,652,500	Technology Select Sector SPDR Fund	183,818,250
8,779,175	VanEck Vectors Gold Miners ETF	166,189,783
1,608,555	VanEck Vectors Junior Gold Miners ETF	43,945,723
1,337,000	Vanguard Information Technology ETF(b)	247,866,430
Total Exchange-Traded Funds (Cost $1,577,119,521)		1,564,712,809
INVESTMENT COMPANY — 1.0%
168,199,714	Federated Government Obligations Fund, 1.82%(d)	168,199,714
Total Investment Company (Cost $168,199,713)		168,199,714
TOTAL INVESTMENTS — 100.1% (Cost $14,020,456,690)		$16,509,868,682
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(10,720,072)
NET ASSETS — 100.0%		$16,499,148,610

(a)	Non-income producing security.
(b)	This security is considered either fully or partially illiquid. These securities, or portions thereof, have a value of $1,518,328,675 or 9.20% of net assets.
(c)	The rate represents the annualized yield at time of purchase.
(d)	The rate shown represents the current yield as of October 31, 2018.

The following abbreviations are used in the report:

ADR-American Depositary Receipt

CDI-Chess Depositary Interests

ETF-Exchange Traded Fund

GDR-Global Depositary Receipt

REIT-Real Estate Investment Trust

43

Old Westbury Funds, Inc.
All Cap ESG Fund
Portfolio of Investments	October 31, 2018

Shares		Value
COMMON STOCKS — 98.2%
Banks — 7.2%
33,133	Bancolombia SA	$305,653
629,900	Bank of China Ltd. - H Shares	268,284
191,493	Bank of Communications Co. Ltd. - H Shares	143,584
2,158	Bank of Montreal	161,352
462,122	China CITIC Bank Corp. Ltd. - H Shares	285,808
325,590	China Construction Bank Corp. - H Shares	258,248
172,983	China Minsheng Banking Corp. Ltd. - H Shares	127,499
7,579	DNB ASA	137,153
212,394	Industrial & Commercial Bank of China Ltd. - H Shares	143,547
4,021	ING Groep NV	47,730
82,885	Mizuho Financial Group, Inc.	142,506
2,600	Toronto-Dominion Bank (The)	144,235
		2,165,599
Communication Services — 4.5%
16,090	China Mobile Ltd.	150,396
9,505	Comcast Corp. - Class A	362,521
10,435	NTT DOCOMO, Inc.	263,060
352	Swisscom AG	161,260
255,063	Telecom Italia SpA/Milano(a)	149,995
2,902	Verizon Communications, Inc.	165,675
54,385	Vodafone Group Plc	102,757
		1,355,664
Consumer Discretionary — 7.7%
20,545	Barratt Developments Plc	134,980
2,742	Cogeco Communications, Inc.	134,450
1,026	Cracker Barrel Old Country Store, Inc.	162,806
7,006	Electrolux AB - Series B	145,615
6,003	Industria de Diseno Textil SA	169,506
68,645	Kingfisher Plc	223,479
4,732	La-Z-Boy, Inc.	131,550
5,691	Peugeot SA	135,557
2,012	Starbucks Corp.	117,239
49,246	Super Retail Group Ltd.	251,787
1,754	Target Corp.	146,687
29,088	Truworths International Ltd.	159,553
7,132	Whitbread Plc	401,109
		2,314,318
Consumer Staples — 5.2%
1,203	Clorox Co. (The)	178,585
3,708	Coca-Cola European Partners Plc	168,677
4,410	Diageo Plc	152,674
6,816	Keurig Dr Pepper, Inc.	177,215
1,350	Kimberly-Clark Corp.	140,805
2,654	Procter & Gamble Co. (The)	235,357
3,879	Seven & I Holdings Co. Ltd.	168,210
Shares		Value
Consumer Staples (continued)
8,883	Tate & Lyle Plc	$76,437
80,648	Wal-Mart de Mexico SAB de CV	206,213
502	Walmart, Inc.	50,341
		1,554,514
Diversified Financials — 2.2%
5,628	Janus Henderson Group Plc	138,280
1,647	Morningstar, Inc.	205,546
25,085	Nomura Holdings, Inc.	121,718
960	S&P Global, Inc.	175,027
		640,571
Energy — 7.6%
194,773	CNOOC Ltd.	334,310
5,429	Enagas SA	144,135
10,277	ENI SpA	182,821
46,555	MOL Hungarian Oil & Gas Plc	488,205
7,981	Repsol SA	143,052
4,652	Royal Dutch Shell Plc - B Shares	152,520
14,215	TOTAL SA	836,584
		2,281,627
Health Care — 15.4%
2,372	Abbott Laboratories	163,526
3,284	Agilent Technologies, Inc.	212,770
872	Amgen, Inc.	168,113
676	Anthem, Inc.	186,285
33,408	Astellas Pharma, Inc.	517,249
2,308	AstraZeneca Plc	176,710
3,036	Baxter International, Inc.	189,780
1,151	Biogen, Inc.(a)	350,215
1,470	Coloplast A/S - Class B	137,250
1,234	CSL Ltd.	164,285
2,401	Danaher Corp.	238,659
1,988	Express Scripts Holding Co.(a)	192,776
1,931	Gilead Sciences, Inc.	131,656
11,181	Koninklijke Philips NV	416,902
2,375	Medtronic Plc	213,323
6,415	Novo Nordisk A/S - B Shares	277,465
9,606	Pfizer, Inc.	413,634
1,482	Quest Diagnostics, Inc.	139,471
1,647	ResMed, Inc.	174,450
1,337	Zimmer Biomet Holdings, Inc.	151,870
		4,616,389
Industrials — 12.0%
3,501	Apogee Enterprises, Inc.	126,386
1,181	Brady Corp. - Class A	47,582
1,252	Daikin Industries Ltd.	145,633
1,234	Dun & Bradstreet Corp. (The)	175,574
1,486	Eaton Corp. Plc	106,502
11,633	Hino Motors Ltd.	111,861
2,497	Implenia AG	138,839
1,337	Kansas City Southern	136,321
1,691	ManpowerGroup, Inc.	129,006

44

Old Westbury Funds, Inc.
All Cap ESG Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
Industrials (continued)
1,089	Norfolk Southern Corp.	$182,767
43,792	QinetiQ Group Plc	155,442
1,875	Regal-Beloit Corp.	134,438
2,308	Republic Services, Inc.	167,745
19,899	Royal Mail Plc	91,311
9,015	Sandvik AB	142,744
12,173	SKF AB - B Shares	195,542
991	Snap-on, Inc.	152,555
3,210	Societe BIC SA	307,588
10,670	Steelcase, Inc. - Class A	177,121
3,855	Sumitomo Heavy Industries Ltd.	121,798
4,097	Toyota Tsusho Corp.	148,325
1,234	Union Pacific Corp.	180,435
7,223	Valmet Oyj	164,603
1,807	Waste Management, Inc.	161,672
		3,601,790
Information Technology — 22.8%
1,673	Accenture Plc - Class A	263,698
2,339	Amdocs Ltd.	147,989
3,362	Apple, Inc.	735,807
8,729	Atea ASA	115,147
3,560	Atos SE	305,561
372	Avnet, Inc.	14,906
1,022	CACI International, Inc. - Class A(a)	182,386
3,969	Canon, Inc.	113,335
11,116	Cisco Systems, Inc.	508,557
1,895	Cognizant Technology Solutions Corp. - Class A	130,812
4,103	CSG Systems International, Inc.	144,015
1,585	Fidelity National Information Services, Inc.	164,999
2,151	Fujitsu Ltd.	130,788
17,276	Intel Corp.	809,899
1,068	International Business Machines Corp.	123,279
934	Intuit, Inc.	197,073
5,980	Juniper Networks, Inc.	175,035
44,421	Konica Minolta, Inc.	441,316
2,401	Leidos Holdings, Inc.	155,537
3,656	Manhattan Associates, Inc.(a)	174,537
7,846	Microsoft Corp.	838,031
4,431	Oracle Corp.	216,410
2,946	SAP SE	315,859
841	SYNNEX Corp.	65,269
1,843	Synopsys, Inc.(a)	165,004
2,272	Texas Instruments, Inc.	210,910
		6,846,159
Insurance — 3.0%
2,126	Arthur J Gallagher & Co.	157,345
7,563	AXA SA	189,655
966	Cincinnati Financial Corp.	75,966
3,284	MetLife, Inc.	135,268
Shares		Value
Insurance (continued)
1,962	Prudential Financial, Inc.	$183,996
1,724	Swiss Re AG	155,702
		897,932
Materials — 3.9%
2,422	Cabot Corp.	117,903
3,034	Domtar Corp.	140,505
4,320	Evonik Industries AG	134,069
98,489	Fortescue Metals Group Ltd.	278,980
1,402	Lyondellbasell Industries NV - Class A	125,157
2,322	Minerals Technologies, Inc.	127,130
20,514	OZ Minerals Ltd.	131,179
5,283	Teck Resources Ltd. - Class B	109,196
		1,164,119
Real Estate — 3.6%
8,495	Castellum AB	146,532
92,409	Frasers Centrepoint Trust REIT	144,102
64,261	Hang Lung Properties Ltd.	116,362
22,380	Hongkong Land Holdings Ltd.	132,490
41,016	Hyprop Investments Ltd. REIT	250,975
17,931	Link REIT	158,915
40,277	Swire Properties Ltd.	137,391
		1,086,767
Utilities — 3.1%
82,575	Centrica Plc	155,366
12,839	Cia de Saneamento Basico do Estado de Sao Paulo	95,564
21,306	Electricite de France SA	354,259
4,157	Exelon Corp.	182,118
7,225	Red Electrica Corp SA	149,755
		937,062
Total Common Stocks (Cost $30,462,123)		29,462,511

INVESTMENT COMPANY — 1.6%
477,425	SEI Daily Income Trust Government II Fund, Class A, 2.01%(b)	477,425
Total Investment Company (Cost $477,425)		477,425
TOTAL INVESTMENTS — 99.8% (Cost $30,939,548)		$29,939,936
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		62,636
NET ASSETS — 100.0%		$30,002,572

45

Old Westbury Funds, Inc.
All Cap ESG Fund
Portfolio of Investments - (Continued)	October 31, 2018

(a)	Non-income producing security.
(b)	The rate shown represents the current yield as of October 31, 2018.

The following abbreviation is used in the report:

REIT- Real Estate Investment Trust

46

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Condensed Portfolio of Investments	October 31, 2018

Shares		Percentage of Net Assets (%)	Value
COMMON STOCKS — 92.3%
ARGENTINA — 0.1%
20,874	Other Securities	0.1	$6,773,613
AUSTRALIA — 2.0%
44,262,561	Other Securities	2.0	121,209,337
AUSTRIA — 0.2%
520,547	Other Securities	0.2	14,025,987
BELGIUM — 0.5%
855,679	Other Securities	0.5	30,318,319
BERMUDA — 0.3%
451,339	Other Securities	0.3	15,260,259
BRAZIL — 0.3%
2,717,321	Other Securities	0.3	18,203,165
CAMBODIA — 0.0%
320,000	Other Securities	0.0	292,172
CANADA — 2.0%
800,000	Ritchie Bros Auctioneers, Inc.(a)	0.5	26,888,000
8,394,415	Other Securities	1.5	94,864,190
			121,752,190
CAYMAN ISLANDS — 0.0%
625,934	Other Securities	0.0	55,630
CHILE — 0.0%
27,696,487	Other Securities	0.0	2,200,631
CHINA — 1.9%
179,971,598	Other Securities	1.9	116,427,024
COLUMBIA — 0.0%
4,176	Other Securities	0.0	54,498
DENMARK — 1.0%
1,218,642	Other Securities	1.0	62,776,725
EGYPT — 0.0%
2,792,455	Other Securities	0.0	2,454,924
FAEROE ISLANDS — 0.0%
8,144	Other Securities	0.0	431,481
FINLAND — 0.5%
2,041,211	Other Securities	0.5	30,403,670
FRANCE — 1.4%
3,179,384	Other Securities	1.4	85,945,592
GABON — 0.0%
260	Other Securities	0.0	41,375
GEORGIA — 0.0%
15,781	Other Securities	0.0	300,763
GERMANY — 1.8%
3,369,815	Other Securities	1.8	109,162,269
GIBRALTAR — 0.0%
23,380	Other Securities	0.0	55,376
Shares		Percentage of Net Assets (%)	Value
GREECE — 0.1%
4,415,901	Other Securities	0.1	$6,118,744
HONG KONG — 1.0%
136,892,187	Other Securities	1.0	63,818,063
HUNGARY — 0.0%
25,494	Other Securities	0.0	114,029
ICELAND — 0.1%
17,538,516	Other Securities	0.1	5,491,856
INDIA — 0.6%
22,075,899	Other Securities	0.6	36,000,962
INDONESIA — 0.1%
77,114,678	Other Securities	0.1	4,566,877
IRAN — 0.0%
5,111	Other Securities	0.0	10,999
IRELAND — 1.7%
1,067,750	Allegion Plc(a)	1.4	91,538,208
1,173,554	Other Securities	0.3	17,020,075
			108,558,283
ISLE OF MAN — 0.0%
60,538	Other Securities	0.0	725,048
ISRAEL — 1.0%
337,263	Check Point Software Technologies Ltd.(b)	0.6	37,436,193
4,426,031	Other Securities	0.4	24,942,623
			62,378,816
ITALY — 0.7%
11,646,393	Other Securities	0.7	41,802,885
JAPAN — 8.2%
34,215,003	Other Securities	8.2	511,538,073
JERSEY CHANNEL ISLANDS — 0.1%
652,394	Other Securities	0.1	8,691,536
JORDAN — 0.0%
29,542	Other Securities	0.0	718,018
LIECHTENSTEIN — 0.0%
1,192	Other Securities	0.0	143,521
LUXEMBOURG — 0.1%
275,331	Other Securities	0.1	6,797,842
MACAU — 0.0%
137,800	Other Securities	0.0	72,116
MALAYSIA — 0.1%
10,044,571	Other Securities	0.1	6,473,561
MALTA — 0.0%
54,127	Other Securities	0.0	577,400
MEXICO — 0.1%
4,374,892	Other Securities	0.1	8,222,484
MONACO — 0.0%
12,500	Other Securities	0.0	191,709

47

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Condensed Portfolio of Investments - (Continued)	October 31, 2018

Shares		Percentage of Net Assets (%)	Value
MONGOLIA — 0.0%
714,500	Other Securities	0.0	$15,034
NETHERLANDS — 0.7%
2,588,646	Other Securities	0.7	41,654,684
NEW ZEALAND — 0.3%
3,810,402	Other Securities	0.3	17,495,050
NIGER — 0.0%
1,321	Other Securities	0.0	86,161
NORWAY — 0.9%
12,109,177	Other Securities	0.9	57,269,539
PERU — 0.1%
277,159	Other Securities	0.1	3,211,976
PHILIPPINES — 0.0%
10,504,520	Other Securities	0.0	2,096,391
POLAND — 0.3%
5,535,976	Other Securities	0.3	15,378,282
PORTUGAL — 0.2%
6,375,358	Other Securities	0.2	12,283,206
PUERTO RICO — 0.0%
81,900	Other Securities	0.0	2,039,616
QATAR — 0.0%
86,913	Other Securities	0.0	1,696,009
RUSSIA — 0.3%
2,293,090,007	Other Securities	0.3	17,489,644
SINGAPORE — 0.2%
15,228,105	Other Securities	0.2	13,287,521
SLOVAKIA — 0.0%
7,570	Other Securities	0.0	63,164
SLOVENIA — 0.0%
1,285	Other Securities	0.0	20,533
SOUTH AFRICA — 0.3%
6,176,237	Other Securities	0.3	19,772,981
SOUTH KOREA — 1.1%
4,571,267	Other Securities	1.1	69,500,273
SPAIN — 0.7%
6,210,832	Other Securities	0.7	43,694,520
SURINAME — 0.0%
807,611	Other Securities	0.0	1,978,579
SWEDEN — 1.2%
7,675,693	Other Securities	1.2	72,747,828
SWITZERLAND — 1.2%
3,582,456	Other Securities	1.2	73,890,318
TAIWAN — 1.6%
149,902,511	Other Securities	1.6	96,868,517
THAILAND — 0.2%
52,770,690	Other Securities	0.2	10,925,078
Shares		Percentage of Net Assets (%)	Value
TURKEY — 0.4%
22,573,127	Other Securities	0.4	$25,874,258
UNITED ARAB EMIRATES — 0.0%
5,642,609	Other Securities	0.0	1,793,879
UNITED KINGDOM — 5.1%
2,343,210	Ocado Group Plc(b)	0.4	25,614,024
595,830	STERIS Plc(a)	1.1	65,130,177
42,875,669	Other Securities	3.6	224,498,758
			315,242,959
UNITED STATES — 51.6%
455,717	Advance Auto Parts, Inc.	1.2	72,805,348
384,022	ANSYS, Inc.(b)	0.9	57,430,490
1,143,782	Apergy Corp.(b)	0.7	44,596,060
351,087	AptarGroup, Inc.	0.6	35,796,831
440,832	Argo Group International Holdings Ltd.(a)	0.4	27,159,660
415,000	Avanos Medical, Inc.(b)	0.4	23,489,000
2,346,130	Axalta Coating Systems Ltd.(b)	0.9	57,902,488
312,870	Blackbaud, Inc.	0.4	22,439,036
353,000	CONMED Corp.	0.4	23,802,790
397,190	Cooper Cos., Inc. (The)	1.6	102,598,149
1,208,740	CoreLogic, Inc.(a)(b)	0.8	49,099,019
858,965	Dover Corp.	1.1	71,156,661
454,365	Harris Corp.	1.1	67,568,619
211,400	Helen of Troy Ltd.(b)	0.4	26,238,968
359,260	IDEX Corp.	0.7	45,561,353
545,179	Ingredion, Inc.	0.9	55,161,211
563,400	Integra LifeScience Holdings Corp.(b)	0.5	30,181,338
294,170	JM Smucker Co. (The)	0.5	31,864,494
225,000	John Bean Technologies Corp.	0.4	23,393,250
450,000	John Wiley & Sons, Inc. - Class A	0.4	24,408,000
1,372,790	KAR Auction Services, Inc.(a)	1.3	78,166,663
453,930	Laboratory Corp of America Holdings(b)	1.2	72,878,462
837,290	LogMeln, Inc.	1.2	72,107,415
200,400	MSA Safety, Inc.	0.3	20,929,776
903,250	Nasdaq, Inc.	1.3	78,320,808
313,400	Navigators Group, Inc. (The)	0.3	21,671,610
245,000	New Relic, Inc.(b)	0.3	21,866,250
345,000	Okta, Inc.(b)	0.3	20,134,200
1,035,000	Pure Storage, Inc. - Class A(b)	0.3	20,886,300
8,802,540	Samsonite International SA(a)	0.4	25,256,110
400,000	Sensient Technologies Corp.	0.4	25,944,000
936,010	SIX Flags Entertainment Corp.	0.8	50,413,499
153,857	Snap-on, Inc.	0.4	23,684,747

48

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Condensed Portfolio of Investments - (Continued)	October 31, 2018

Shares		Percentage of Net Assets (%)	Value
UNITED STATES (continued)
414,500	Synopsys, Inc.(b)	0.6	$37,110,185
345,701	Teladoc, Inc.(b)	0.4	23,970,907
260,673	Teleflex, Inc.	1.0	62,754,418
330,000	UMB Financial Corp.	0.3	21,070,500
496,600	Verisk Analytics, Inc.(b)	1.0	59,512,544
238,191	Waters Corp.(b)	0.7	45,182,451
198,150	Wayfair, Inc. - Class A(b)	0.3	21,853,964
1,400,000	Welbilt, Inc.(b)	0.4	26,208,000
500,300	West Pharmaceutical Services, Inc.(a)	0.9	52,991,776
992,960	Worldpay, Inc. - Class A(b)	1.5	91,193,446
835,220	Wyndham Destinations, Inc.	0.5	29,967,694
1,360,113	Wyndham Hotels & Resorts, Inc.(a)	1.1	67,039,970
36,005,016	Other Securities	20.1	1,249,077,480
			3,212,845,940
VIETNAM — 0.0%
1,778,351	Other Securities	0.0	1,393,278
Total Common Stocks (Cost $4,939,062,963)			5,741,773,040
INVESTMENT COMPANY — 0.2%
11,060,948	SEI Daily Income Trust Government II Fund, Class A 2.01%(c)	0.2	11,060,948
Total Investment Company (Cost $11,060,948)			11,060,948
EXCHANGE-TRADED FUNDS — 5.2%
163,700	iShares Edge MSCI USA Momentum Factor ETF	0.3	17,560,099
1,140,400	iShares Global Energy ETF(a)	0.6	38,978,872
2,550,030	SPDR S&P Oil & Gas Exploration & Production ETF	1.5	91,979,582
2,178,600	VanEck Vectors Gold Miners ETF	0.7	41,240,898
2,606,365	VanEck Vectors Junior Gold Miners ETF	1.1	71,205,892
2,104,400	VanEck Vectors Oil Services ETF	0.7	43,266,464
242,275	Vanguard Energy ETF	0.3	22,381,365
Total Exchange-Traded Funds (Cost $365,062,483)			326,613,172
RIGHTS/WARRANTS — 0.0%
AUSTRALIA — 0.0%
3,420	Other Securities	0.0	—
AUSTRIA — 0.0%
9,812	Other Securities	0.0	—
Shares		Percentage of Net Assets (%)	Value
INDIA — 0.0%
92	Other Securities	0.0	$78
INDONESIA — 0.0%
796,300	Other Securities	0.0	16,133
JAPAN — 0.0%
7,700	Other Securities	0.0	5,323
NORWAY — 0.0%
3,919	Other Securities	0.0	2,487
SINGAPORE — 0.0%
169,647	Other Securities	0.0	—
SOUTH KOREA — 0.0%
10,635	Other Securities	0.0	1,643
SPAIN — 0.0%
4,430	Other Securities	0.0	17,813
SWEDEN — 0.0%
10,203	Other Securities	0.0	1,599
TAIWAN — 0.0%
304,711	Other Securities	0.0	—
198,265	Other Securities	0.0	—
5,243	Other Securities	0.0	—
			—
THAILAND — 0.0%
76,520	Other Securities	0.0	923
UNITED KINGDOM — 0.0%
128,742	Other Securities	0.0	17,822
53,055	Other Securities	0.0	—
			17,822
UNITED STATES — 0.0%
9,600	Other Securities	0.0	—
Total Rights/Warrants (Cost $13,838)			63,821

Principal Amount
U.S. GOVERNMENT AGENCIES — 1.3%
Federal Home Loan Bank — 1.3%
24,000,000	2.05%, 11/01/2018(d)	0.4	24,000,000
24,000,000	2.20%, 12/12/2018(d)	0.4	23,939,040
35,000,000	2.32%, 01/25/2019(d)	0.5	34,809,915
Total U.S. Government Agencies (Cost $82,749,520)			82,748,955

49

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Condensed Portfolio of Investments - (Continued)	October 31, 2018

Shares			Value
CASH SWEEP — 0.6%
37,572,292	Citibank - US Dollars on Deposit in Custody Account, 0.12%0.12%(c)	0.6	$37,572,292
Total Cash Sweep (Cost $37,572,292)			37,572,292
TOTAL INVESTMENTS — 99.6% (Cost $5,435,522,044)			$6,199,832,228
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%			22,659,830
NET ASSETS — 100.0%			$6,222,492,058

(a)	This security is considered either fully or partially illiquid. These securities, or portions thereof, have a value of $175,612,066 or 2.82% of net assets.
(b)	Non-income producing security.
(c)	The rate shown represents the current yield as of October 31, 2018.
(d)	The rate represents the annualized yield at time of purchase.

This Condensed Portfolio of Investments does not reflect the complete portfolio holdings of the Fund. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete Portfolio of Investments is available (i) without charge, upon request, by calling (800) 607-2200; and (ii) on the SEC’s website at http://www.sec.gov.

Level 3 common stocks and rights with a value of $609,629 (cost of $6,013,920) or 0.01% of net assets were fair valued by the Board of Directors.

Portfolio Diversification by Sector (Unaudited)

Sector	Percentage of Net Assets
Industrials	17.9%
Health Care	16.3
Information Technology	14.9
Consumer Discretionary	12.9
Materials	7.5
Consumer Staples	5.6
Banks	5.0
Energy	4.3
Diversified Financials	3.3
Insurance	2.6
Real Estate	2.4
Utilities	1.3
Telecommunication Services	0.7
Other*	5.3
Total	100.0%

*	Includes cash and equivalents, exchange traded funds, rights/warrants, U.S. government agencies, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.

50

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments	October 31, 2018

Shares		Value
COMMON STOCKS — 10.0%
AUSTRALIA — 0.1%
863,787	St Barbara Ltd.	$2,544,634
BERMUDA — 0.2%
34,161	Aspen Insurance Holdings Ltd.	1,430,663
82,284	Axis Capital Holdings Ltd.	4,590,624
31,501	RenaissanceRe Holdings Ltd.	3,848,162
		9,869,449
CANADA — 0.2%
77,526	Canadian Apartment Properties REIT	2,756,650
297,711	Peyto Exploration & Development Corp.	2,428,817
128,689	Thomson Reuters Corp.	5,989,422
66,944	Tourmaline Oil Corp.	976,357
		12,151,246
CHINA — 0.3%
5,746,000	China Lesso Group Holdings Ltd.	3,026,158
8,703,000	China SCE Group Holdings Ltd.	2,963,167
3,548,500	China Shenhua Energy Co. Ltd. - H Shares	8,036,440
		14,025,765
DENMARK — 0.1%
8,485	ALK-Abello AS(a)	1,360,300
44,353	H. Lundbeck A/S	2,071,230
		3,431,530
EGYPT — 0.1%
1,932,855	Eastern Tobacco	1,735,471
1,509,770	ElSewedy Electric Co.	1,278,081
		3,013,552
FRANCE — 0.1%
42,324	Air Liquide SA	5,129,368
GERMANY — 0.1%
45,642	SAP SE	4,893,556
HONG KONG — 0.3%
4,772,000	Anxin-China Holdings Ltd.(a),(b),(c)	43,935
2,619,000	Hong Kong & China Gas Co. Ltd.	4,996,237
37,500	Jardine Matheson Holdings Ltd.	2,164,125
155,500	VTech Holdings Ltd.	1,824,291
1,996,500	Yue Yuen Industrial Holdings Ltd.	5,461,005
		14,489,593
INDIA — 0.0%
52,322	Motherson Sumi Systems Ltd.	115,512
IRELAND — 0.1%
32,686	Accenture Plc - Class A	5,151,967
Shares		Value
IRELAND (continued)
19,216	Paddy Power Betfair Plc	$1,650,559
		6,802,526
ISRAEL — 0.1%
772,000	Bank Hapoalim BM	5,229,888
JAPAN — 1.1%
58,400	East Japan Railway Co.	5,111,003
50,500	Heiwado Co. Ltd.	1,296,123
25,000	Kaken Pharmaceutical Co. Ltd.	1,254,044
26,500	Kura Corp.	1,535,960
37,500	Mochida Pharmaceutical Co. Ltd.(b)	2,971,153
103,300	Nagoya Railroad Co. Ltd.	2,495,642
98,100	Nakanishi, Inc.	2,297,854
281,900	Nippon Kayaku Co. Ltd.	3,367,760
56,000	Nippon Telegraph & Telephone Corp.	2,357,425
198,100	Nishi-Nippon Railroad Co. Ltd.(b)	4,900,050
671,700	NTT Data Corp.	8,667,481
58,400	Ohsho Food Service Corp.(b)	4,026,694
74,000	Osaka Gas Co. Ltd.	1,358,213
133,500	Relia, Inc.	1,477,746
43,400	Sankyo Co. Ltd.	1,655,843
161,300	Senko Group Holdings Co. Ltd.	1,250,831
248,000	Takasago Thermal Engineering Co. Ltd.(b)	4,241,946
67,400	Toyo Suisan Kaisha Ltd.	2,323,623
81,700	Toyota Motor Corp.	4,789,697
78,000	Zensho Holdings Co. Ltd.	1,512,509
		58,891,597
KENYA — 0.0%
20,000	Equity Group Holdings Ltd.	7,689
LUXEMBOURG — 0.0%
1,102,750	L’Occitane International SA(b)	2,067,142
NORWAY — 0.2%
499,098	Austevoll Seafood ASA	8,028,386
91,652	Salmar ASA	4,838,210
		12,866,596
QATAR — 0.2%
119,258	Ooredoo QSC	2,256,109
37,124	Qatar Islamic Bank SAQ	1,560,003
28,625	Qatar National Bank QPSC	1,533,061
136,143	Qatar Navigation QSC(b)	2,656,677
		8,005,850
SINGAPORE — 0.4%
2,308,600	CapitaLand Ltd.	5,233,371
4,532,200	Mapletree Commercial Trust, REIT	5,267,907
6,424,000	Mapletree North Asia Commercial Trust, REIT	5,240,674

51

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
SINGAPORE (continued)
653,700	Oversea-Chinese Banking Corp. Ltd.	$5,068,576
		20,810,528
SOUTH KOREA — 0.1%
146,853	LG Display Co. Ltd.	2,126,343
328,547	LG Uplus Corp.	4,656,254
		6,782,597
SPAIN — 0.1%
238,072	Ebro Foods SA	4,675,745
SWITZERLAND — 0.1%
68	Chocoladefabriken Lindt & Sprungli AG	5,428,387
TAIWAN — 0.6%
9,642,100	Chang Hwa Commercial Bank Ltd.(b)	5,468,728
7,880,227	E.Sun Financial Holding Co. Ltd.	5,220,717
1,817,000	LCY Chemical Corp.	3,047,613
1,094,000	Novatek Microelectronics Corp.	4,826,003
22,000	Ruentex Industries Ltd.	55,101
17,791,280	Taiwan Business Bank	5,864,688
9,443,040	Taiwan Cooperative Financial Holding Co. Ltd.	5,310,051
		29,792,901
UNITED ARAB EMIRATES — 0.0%
390,141	Emirates Telecommunications Group Co. PJSC	1,848,129
UNITED STATES — 5.5%
123,820	Aflac, Inc.	5,332,927
73,005	AGNC Investment Corp. REIT	1,302,409
90,203	Ameren Corp.	5,825,310
73,530	AMETEK, Inc.	4,932,392
42,670	Amgen, Inc.	8,226,349
60,735	Amphenol Corp. - Class A	5,435,782
147,455	Annaly Capital Management, Inc. REIT	1,455,381
22,900	Anthem, Inc.	6,310,553
363,576	Apollo Commercial Real Estate Finance, Inc. REIT	6,802,507
132,833	Apollo Investment Corp.	686,747
76,573	Arthur J Gallagher & Co.	5,667,168
29,815	Assurant, Inc.	2,898,316
197,212	Brinker International, Inc.	8,549,140
75,430	Brixmor Property Group, Inc. REIT	1,221,966
189,353	Brown & Brown, Inc.	5,335,968
29,239	Cal-Maine Foods, Inc.	1,423,062
53,941	Cheesecake Factory, Inc. (The)	2,607,508
95,694	Clorox Co. (The)	14,205,774
42,784	Conagra Brands, Inc.	1,523,110
24,714	Costco Wholesale Corp.	5,650,362
24,259	Cracker Barrel Old Country Store, Inc.	3,849,418
Shares		Value
UNITED STATES (continued)
104,807	Darden Restaurants, Inc.	$11,167,186
73,649	Discover Financial Services	5,131,126
38,390	Ecolab, Inc.	5,879,429
82,435	EPR Properties REIT	5,666,582
48,154	Equity Commonwealth REIT	1,434,026
70,151	Exelon Corp.	3,073,315
49,735	Fidelity National Information Services, Inc.	5,177,414
1,725,000	General Motors Co., Escrow Shares(a),(b),(c)	258,750
71,064	Guess?, Inc.	1,509,399
36,001	Harris Corp.	5,353,709
38,975	IDEX Corp.	4,942,810
46,288	Jabil, Inc.	1,144,702
39,818	Jack Henry & Associates, Inc.	5,965,931
108,041	KKR Real Estate Finance Trust, Inc.	2,169,463
108,550	Loews Corp.	5,054,088
74,878	Luminex Corp.	2,154,240
46,709	McCormick & Co., Inc. - Non Voting Shares	6,726,096
34,334	McDonald’s Corp.	6,073,685
522,106	MFA Financial, Inc. REIT	3,618,195
74,235	Motorola Solutions, Inc.	9,098,242
21,139	National HealthCare Corp.	1,681,185
149,686	NIC, Inc.	1,992,321
299,069	Northwest Bancshares, Inc.	4,826,974
45,996	Northwest Natural Holding Co.	2,980,081
81,017	Omnicom Group, Inc.	6,021,183
21,186	Park National Corp.	1,936,400
76,325	Paychex, Inc.	4,998,524
144,860	Pfizer, Inc.	6,237,672
19,722	Post Holdings, Inc.(a)	1,743,819
18,834	Procter & Gamble Co. (The)	1,670,199
37,280	Quest Diagnostics, Inc.	3,508,421
79,515	Republic Services, Inc.	5,779,150
19,051	Roper Industries, Inc.	5,389,528
88,186	RPM International, Inc.	5,394,338
32,442	Snap-on, Inc.	4,994,121
20,703	Spire, Inc.	1,502,624
4,961	Stamps.com, Inc.(a)	1,002,965
240,508	Starwood Property Trust, Inc., REIT	5,223,834
77,007	Sysco Corp.	5,492,909
59,237	Target Corp.	4,953,990
64,182	Torchmark Corp.	5,433,648
48,584	Walt Disney Co. (The)	5,578,901
18,336	Waste Connections, Inc.	1,401,751
66,496	Waste Management, Inc.	5,949,397
83,533	WP Carey, Inc. REIT	5,514,013
		292,048,485
Total Common Stocks (Cost $498,873,299)		524,922,265

52

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
CLOSED-END FUNDS — 0.4%
UNITED STATES — 0.4%
25,668	Ares Dynamic Credit Allocation Fund, Inc.	$384,250
165,570	Blackrock Defined Opportunity Credit Trust(a),(b),(c)	0
377,000	BlackRock Income Trust, Inc.(b)	2,126,280
241,175	Blackrock Limited Duration Income Trust(b)	3,448,803
156,597	Blackrock Multi-Sector Income Trust(b)	2,544,701
197,586	Blackstone/GSO Strategic Credit Fund(b)	2,934,152
24,845	Cohen & Steers Limited Duration Preferred and Income Fund, Inc.	565,472
208,711	Invesco Dynamic Credit Opportunities Fund	2,297,908
100,000	Invesco Value Municipal Income Trust	1,332,000
101,585	Nuveen Preferred & Income Term Fund(b)	2,230,807
316,446	Pioneer Floating Rate Trust(b)	3,346,417
131,352	Pioneer Municipal High Income Advantage Trust(b)	1,367,374
81,873	Stone Harbor Emerging Markets Income Fund	1,002,944
Total Closed-End Funds (Cost $24,196,810)		23,581,108
EXCHANGE-TRADED FUNDS — 7.5%
UNITED STATES — 7.5%
2,480,000	Financial Select Sector SPDR Fund	65,174,400
690,000	iShares China Large-Cap ETF	27,110,100
250,000	iShares JP Morgan USD Emerging Markets Bond ETF	26,165,000
1,025,000	iShares MSCI EAFE ETF	64,021,500
4,300,000	iShares MSCI Emerging Markets Fund	168,388,000
400,000	iShares MSCI Japan ETF	21,936,000
730,000	iShares MSCI United Kingdom ETF	23,221,300
Total Exchange-Traded Funds (Cost $403,370,029)		396,016,300

Contracts
CALL OPTIONS PURCHASED — 0.2%
52,000	iShares China Large-Cap ETF, Strike $42.00, Expires 12/21/18, (Notional amount $218,400,000)	2,340,000
40,000	iShares MSCI EAFE ETF, Strike $63.05, Expires 11/23/18, (Notional amount $254,000,000)	2,080,000
Contracts
40,000		iShares MSCI EAFE ETF, Strike $68.00, Expires 16/11/18, (Notional amount $272,000,000)	$40,000
30,000		iShares MSCI Emerging Markets ETF, Strike $43.00, Expires 12/21/18, (Notional amount $129,000,000)	420,000
12,000		iShares Russell 2000 ETF, Strike $158.00, Expires 12/21/18, (Notional amount $189,600,000)	2,160,000
850		iShares S&P 500 Index Fund, Strike $2,770.00, Expires 12/21/18, (Notional amount $235,450,000)	3,570,000
1,000		iShares S&P 500 Index Fund, Strike $2,805.00, Expires 11/05/18, (Notional amount $280,500,000)	25,000
Total Call Options Purchased (Cost $19,946,072)			10,635,000

Principal Amount			Value
BANK LOANS — 2.4%
CAYMAN ISLANDS — 0.0%
$971,265(d	)	Richmond Cayman LP First Lien Term Loan B, (LIBOR GBP + 4.250%), 4.97%, 03/03/24(e)	1,207,331
DENMARK — 0.1%
2,951,739		KMD A/S First Lien Term Loan B4, (EURIBOR + 4.500%), 4.50%, 10/03/20(e)	3,238,792
1,331,541		TDS A/S First Lien Term Loan, (EURIBOR + 3.500%), 3.50%, 06/11/25(e)	1,514,195
			4,752,987
FINLAND — 0.0%
1,200,000		Terveys- Ja Hoivapalvelu Kyrömedi OY, (EURIBOR +4.25%, 07/04/25(e)	1,371,487
FRANCE — 0.2%
2,666,667		Assystem First Lien Term Loan B, (EURIBOR + 4.250%), 4.25%, 09/30/24(e)	3,033,613
2,000,000		Hera SAS First Lien Term Loan B, (EURIBOR + 3.500%), 3.50%, 09/20/24(e)	2,253,961
3,157,895		Les Derives Resiniques et Terpeniques SA First Lien Term Loan B, (EURIBOR + 4.750%), 4.75%, 03/08/25(e)	3,576,770

53

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Principal
Amount		Value
FRANCE (continued)
$1,979,899	SFR Group SA First Lien Term Loan B11, (EURIBOR + 3.000%), 3.00%, 07/31/25(e)	$2,230,479
		11,094,823
GERMANY — 0.6%
2,492,538	Aenova Holding GmbH First Lien Term Loan B, (EURIBOR + 4.000%), 5.00%, 09/29/20(e)	2,792,413
791,504	Aenova Holding GmbH First Lien Term Loan B, (EURIBOR + 4.000%), 5.00%, 09/29/20(e)	886,730
428,590	Aenova Holding GmbH First Lien Term Loan B, (EURIBOR + 4.000%), 5.00%, 09/29/20(e)	480,153
287,368	Aenova Holding GmbH First Lien Term Loan B, (EURIBOR + 4.000%), 5.00%, 09/29/20(e)	321,941
3,980,304	Amedes Holding AG First Lien Term Loan B, (EURIBOR + 4.750%), 4.75%, 08/19/22(e)	4,513,181
1,500,000	Atlas Packaging GmbH, 4.50%, 07/19/25	1,690,471
987,147	ColourOz Investment 1 GmbH First Lien Term Loan, (EURIBOR + 3.000%), 3.75%, 09/07/21(e)	1,075,554
217,567	Douglas GmbH First Lien Term Loan B1, (EURIBOR + 3.500%), 3.50%, 08/12/22(e)	199,112
112,636	Douglas GmbH First Lien Term Loan B2, (EURIBOR + 3.500%), 3.50%, 08/12/22(e)	103,082
196,836	Douglas GmbH First Lien Term Loan B3, (EURIBOR + 3.500%), 3.50%, 08/12/22(e)	180,140
197,402	Douglas GmbH First Lien Term Loan B4, (EURIBOR + 3.500%), 3.50%, 08/12/22(e)	180,657
44,013	Douglas GmbH First Lien Term Loan B5, (EURIBOR + 3.500%), 3.50%, 08/12/22(e)	40,280
148,613	Douglas GmbH First Lien Term Loan B6, (EURIBOR + 3.500%), 3.50%, 08/12/22(e)	136,007
Principal
Amount		Value
GERMANY (continued)
$82,932	Douglas GmbH First Lien Term Loan B7, (EURIBOR + 3.500%), 3.50%, 08/12/22(e)	$75,897
297,686	Flint Group GmbH First Lien Term Loan B3, (EURIBOR + 3.000%), 3.00%, 09/07/21(e)	324,347
735,063	Flint Group GmbH First Lien Term Loan B4, (EURIBOR + 3.000%), 3.75%, 09/07/21(e)	800,894
1,731,638	Flint Group GmbH First Lien Term Loan B5, (EURIBOR + 3.000%), 3.75%, 09/07/21(e)	1,886,720
208,297	Flint Group GmbH First Lien Term Loan B7, (EURIBOR + 3.000%), 3.75%, 09/07/21(e)	226,951
4,000,000	OEP Trafo BidCo GmbH First Lien Term Loan B, (EURIBOR + 4.000%), 4.00%, 07/18/24(e)	3,975,580
1,981,621	Riemser Arzneimittel AG First Lien Term Loan B, (EURIBOR + 5.500%), 5.50%, 06/29/23(e)	2,240,970
3,117,760	Rodenstock GmbH First Lien Term Loan B2, 5.25%, 06/30/21	3,460,686
4,000,000	SLV GmbH First Lien Term Loan B, (EURIBOR + 4.250%), 4.25%, 01/03/24(e)	3,614,765
		29,206,531
JERSEY CHANNEL ISLANDS — 0.1%
2,510,377	L1R HB Finance Ltd. First Lien Term Loan B1, (LIBOR GBP + 5.250%), 5.89%, 08/26/24(e)	3,049,674
LUXEMBOURG — 0.1%
3,396,396	Arvos Bidco Sarl First Lien Term Loan B2 EUR, (EURIBOR + 4.500%), 5.50%, 08/29/21(e)	3,805,245
1,000,000	Pi Lux Finco Sarl First Lien Term Loan B2, (EURIBOR + 3.250%), 3.25%, 01/03/25(e)	1,125,769
1,175,000	Swissport Financing Sarl First Lien Term Loan, (EURIBOR + 4.750%), 4.75%, 02/09/22(e)	1,338,509

54

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Principal
Amount		Value
LUXEMBOURG (continued)
$1,000,000	Swissport Financing Sarl First Lien Term Loan B, (EURIBOR + 4.380%), 4.38%, 02/08/22(e)	$1,135,476
		7,404,999
NETHERLANDS — 0.2%
1,000,000	Alpha AB Bidco BV First Lien Term Loan B, (EURIBOR +3.75%, 07/30/25(e)	1,141,750
1,000,000	BCPE Max Dutch Bidco BV First Lien Term Loan, (EURIBOR +4.75%, 09/19/25(e)	1,143,970
1,235,000	GTT Communications BV First Lien Term Loan, (EURIBOR + 3.250%), 3.25%, 04/27/25(e)	1,388,912
1,000,000	Ignition Midco BV, (EURIBOR +3.75%, 07/04/25(e)	1,140,199
868,139	Markermeer Finance BV First Lien Term Loan B1, (EURIBOR + 4.750%), 4.75%, 12/31/24(e)	987,599
2,295,497	Markermeer Finance BV First Lien Term Loan B2, (EURIBOR + 4.750%), 4.75%, 12/22/24(e)	2,611,369
2,723,077	Sigma Bidco BV First Lien Term Loan, (EURIBOR + 3.500%), 3.50%, 07/06/25(e)	3,081,717
1,000,000	Sunshine Investments BV First Lien Term Loan B1, (EURIBOR + 3.250%), 3.25%, 03/28/25(e)	1,130,752
		12,626,268
NORWAY — 0.1%
2,152,672	Silk Bidco AS First Lien Term Loan B, (EURIBOR + 3.750%), 3.75%, 02/24/25(e)	2,449,792
SWEDEN — 0.1%
1,981,481	Itiviti Group AB First Lien Term Loan B, (EURIBOR + 4.500%), 4.50%, 02/23/25(e)	2,243,370
SWITZERLAND — 0.0%
1,000,000	Avaloq Group AG First Lien Term Loan B, (EURIBOR + 3.500%), 3.50%, 06/12/24(e)	1,135,827
Principal
Amount		Value
UNITED KINGDOM — 0.3%
$2,600,000	Amphora Finance Ltd. First Lien Term Loan B, (LIBOR + 4.500%), 5.47%, 05/30/25(e)	$3,323,321
1,236,264	Artemis Acquisition UK Ltd. First Lien Term Loan B, (EURIBOR + 4.000%), 4.00%, 07/23/25(e)	1,400,247
1,680,000	Camelia Bidco Ltd. First Lien Term Loan B1, (LIBOR GBP + 4.750%), 5.31%, 10/14/24(e)	2,145,358
1,916,667	Cd&R Firefly Bidco Ltd. First Lien Term Loan B1, (LIBOR + 4.500%), 4.50%, 05/11/25(e)	2,446,822
1,000,000	HNVR Holdco Ltd. First Lien Term Loan B, (EURIBOR + 3.250%), 3.25%, 06/21/25(e)	1,135,476
1,425,000	Jackpotjoy Plc First Lien Term Loan B, (LIBOR + 5.250%), 5.97%, 11/27/24(e)	1,822,947
1,000,000	Shilton Bidco Ltd. First Lien Term Loan B1, (EURIBOR + 3.250%), 3.25%, 07/13/24(e)	1,129,812
1,190,476	Zephyr Bidco Ltd. First Lien Term Loan B, (LIBOR + 3.750%), 3.75%, 07/23/25(e)	1,352,431
		14,756,414
UNITED STATES — 0.6%
1,590,545	Avantor, Inc. First Lien Term Loan, (EURIBOR + 4.250%), 4.25%, 11/21/24(e)	1,818,419
4,145,455	Caliber Home Loans, Inc., 0.00%, 04/04/21	4,145,455
11,053,554	Chimera Special Holding LLC First Lien Term Loan, 4.26%, 10/06/19(e)	11,053,554
4,962	Gates Global LLC First Lien Term Loan B2, (EURIBOR + 3.000%), 3.00%, 03/31/24(e)	5,624
1,502,835	Lone Star LPST Future Funding Term Loan, (LIBOR + 3.750%), 0.00%, 09/20/20(b),(e)	1,502,835
9,207,444	Lstar 18-1 Securities Financing, 4.26%, 04/01/21	9,175,218

55

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Principal
Amount			Value
UNITED STATES (continued)
$5,284,480		Roundpoint Mortgage Servicing Corp., 3.38%, 08/08/20	$5,284,480
			32,985,585
Total Bank Loans (Cost $130,688,633)			124,285,088

Principal Amount			Value
CORPORATE BONDS — 4.5%
ARGENTINA — 0.0%
$1,580,000		Aeropuertos Argentina 2000 SA, 6.88%, 02/01/27(f)	$1,477,316
BERMUDA — 0.0%
1,150,000		Ooredoo International Finance Ltd., 4.75%, 02/16/21(f)	1,173,000
CAYMAN ISLANDS — 0.1%
5,333,110		Ambac LSNI LLC, (3 mo. LIBOR US + 5.000%), 7.40%, 02/12/23(g),(h)	5,393,107
742,500(i	)	UPCB Finance IV Ltd., 4.00%, 01/15/27(f)	870,120
			6,263,227
DOMINICAN REPUBLIC — 0.0%
920,000		Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(f)	917,700
FRANCE — 0.1%
1,000,000(j	)	Casino Guichard Perrachon SA, STEP,, 4.50%, 03/07/24(f)	1,078,448
825,000(j	)	Elis SA, 3.00%, 04/30/22(f)	948,448
575,000(j	)	Getlink SE, 3.63%, 10/01/23(f)	655,287
375,000(j	)	Louvre Bidco SAS, 4.25%, 09/30/24(f)	411,723
1,700,000(j	)	Orano SA, 4.88%, 09/23/24	1,992,309
			5,086,215
GERMANY — 0.1%
550,000(j	)	Raffinerie Heide GmbH, 6.38%, 12/01/22(f)	561,406
600,000(j	)	Senvion Holding GmbH, 3.88%, 10/25/22(f)	580,978
1,600,000(j	)	Unitymedia GmbH, 3.75%, 01/15/27(f)	1,905,451
			3,047,835
Principal
Amount			Value
GUERNSEY — 0.1%
$1,050,000(j	)	Globalworth Real Estate Investments, Ltd., REIT, 2.88%, 06/20/22(f)	$1,220,460
875,000(j	)	Globalworth Real Estate Investments, Ltd., REIT, 3.00%, 03/29/25(f)	988,647
			2,209,107
HUNGARY — 0.0%
775,000(j	)	MOL Hungarian Oil & Gas Plc, 2.63%, 04/28/23(f)	929,554
INDIA — 0.0%
600,000		GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27(f)	497,188
INDONESIA — 0.0%
1,129,000		Chandra Asri Petrochemical Tbk PT, 4.95%, 11/08/24(f)	988,017
800,000		Perusahaan Listrik Negara PT, 5.50%, 11/22/21(f)	826,000
			1,814,017
IRELAND — 0.1%
775,000(j	)	Smurfit Kappa Acquisitions ULC, 4.13%, 01/30/20(f)	916,183
1,210,000(d	)	Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24(f)	1,537,075
			2,453,258
ISLE OF MAN — 0.0%
475,000(i	)	Playtech Plc, 3.75%, 10/12/23(f)	527,612
ITALY — 0.0%
850,000(j	)	Almaviva-The Italian Innovation Co. SpA, 7.25%, 10/15/22(f)	902,576
535,000(j	)	Inter Media Communication Srl, 4.88%, 12/31/22(f)	608,751
			1,511,327
JAPAN — 0.0%
500,000		SoftBank Group Corp., 4.00%, 04/20/23(f)	586,851
JERSEY CHANNEL ISLANDS — 0.1%
1,650,000(i	)	LHC3 Plc, 4.13% cash or 4.88 payment-in-kind interest, 4.13%, 08/15/24(f),(k)	1,854,360
3,350,000(i	)	Lincoln Finance Ltd., 6.88%, 04/15/21(f)	3,920,520
			5,774,880

56

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount			Value
LUXEMBOURG — 0.4%
$600,000		Altice Finco SA, 7.63%, 02/15/25(f)	$533,250
434,000(d	)	Cabot Financial Luxembourg SA, 7.50%, 10/01/23(f)	550,578
3,400,000(j	)	CPI Property Group SA, (5 yr. Euro Swap + 4.148%), 4.38%, 11/09/67(f),(l)	3,660,750
1,280,000(j	)	Crystal Almond Sarl, 10.00%, 11/01/21(f)	1,551,269
1,200,000(j	)	Garfunkelux Holdco 3 SA, 7.50%, 08/01/22(f)	1,321,643
125,000(d	)	Garfunkelux Holdco 3 SA, 8.50%, 11/01/22(f)	152,585
1,500,000(j	)	Greif Nevada Holdings, Inc. SCS, 7.38%, 07/15/21(f)	1,960,199
1,110,000		Hidrovias International Finance Sarl, 5.95%, 01/24/25(f)	1,029,525
390,000(j	)	Intralot Capital Luxembourg SA, 5.25%, 09/15/24(f)	341,183
1,475,000(m	)	Matterhorn Telecom SA, 3.63%, 05/01/22(f)	1,482,396
975,000		Minerva Luxembourg SA, 6.50%, 09/20/26(f)	900,656
1,000,000		Nexa Resources SA, 5.38%, 05/04/27(f)	972,510
1,145,000		Rede D’or Finance Sarl, 4.95%, 01/17/28(f)	1,012,478
275,000(j	)	SES SA, (5 yr. Euro Swap + 4.664%), 4.63%, 01/02/67(f),(l)	324,559
1,050,000(j	)	SES SA, (5 yr. Euro Swap + 5.401%), 5.63%, 01/29/67(f),(l)	1,267,921
925,000(j	)	Swissport Financing Sarl, 6.75%, 12/15/21(f)	1,087,592
800,000(j	)	Swissport Financing Sarl, 9.75%, 12/15/22(f)	975,161
850,000(j	)	Takko Luxembourg 2 SCA, 5.38%, 11/15/23(f)	700,399
125,000(j	)	Telecom Italia Finance SA, 7.75%, 01/24/33	180,619
50,000(j	)	Telecom Italia Finance SA, 7.75%, 01/24/33	72,248
900,000		Ultrapar International SA, 5.25%, 10/06/26(f)	855,135
			20,932,656
NETHERLANDS — 0.3%
175,000(j	)	Digi Communications NV, 5.00%, 10/15/23(f)	207,648
750,000(j	)	Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 5.38%, 05/01/23(f)	826,122
875,000(j	)	InterXion Holding NV, 4.75%, 06/15/25(f)	1,033,184
Principal Amount			Value
NETHERLANDS (continued)
$250,000		Petrobras Global Finance BV, 6.13%, 01/17/22	$259,062
500,000		Petrobras Global Finance BV, 7.38%, 01/17/27	518,175
690,000		Petrobras Global Finance BV, 5.75%, 02/01/29	636,767
925,000		Petrobras Global Finance BV, 6.88%, 01/20/40	877,594
1,600,000(j	)	Telefonica Europe BV, (10 yr. Euro Swap + 4.301%), 5.88%, 03/31/67(f),(l)	1,996,752
1,200,000(j	)	Telefonica Europe BV, (8 yr. Euro Swap + 2.967%), 3.88%, 09/22/67(f),(l)	1,270,826
850,000(j	)	Teva Pharmaceutical Finance Netherlands II BV, 0.38%, 07/25/20(f)	946,866
1,475,000(j	)	Teva Pharmaceutical Finance Netherlands II BV, 1.25%, 03/31/23(f)	1,563,675
675,000(j	)	United Group BV, (3 mo. EURIBOR + 4.375%), 4.38%, 07/01/23(f),(h)	767,149
2,000,000		VEON Holdings BV, 3.95%, 06/16/21(f)	1,939,620
			12,843,440
NORWAY — 0.0%
825,000		B2holding ASA, (3 mo. EURIBOR + 4.250%), 4.25%, 11/14/22(f),(h)	893,550
SINGAPORE — 0.0%
1,145,000		ABJA Investment Co. Pte Ltd., 5.45%, 01/24/28(f)	986,570
1,000,000(i	)	Mulhacen Pte Ltd., 6.50% cash or 7.25% payment-in-kind interest, 6.50%, 08/01/23(f),(k)	1,129,124
			2,115,694
SOUTH KOREA — 0.0%
550,000		KDB Life Insurance Co. Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.658%), 7.50%, 05/21/48(f),(l)	526,653
SPAIN — 0.0%
1,000,000(j	)	Naviera Armas SA, (3 mo. EURIBOR + 6.500%), 6.50%, 07/31/23(f),(h)	1,131,704
SWEDEN — 0.1%
1,375,000		Akelius Residential Property AB, (5 yr. Euro Swap + 3.488%), 3.88%, 10/05/78(f),(l)	1,541,204

57

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount			Value
SWEDEN (continued)
$375,000(j	)	Corral Petroleum Holdings AB, 11.75% cash or 13.25% payment- in-kind interest, 11.75%, 05/15/21(f),(k)	$452,537
775,000(j	)	Fastighets AB Balder, (5 yr. Euro Swap + 2.895%), 3.00%, 03/07/78(f),(l)	842,775
550,000(j	)	Intrum Justitia AB, 2.75%, 07/15/22(f)	607,329
810,000(j	)	Verisure Holding AB, 6.00%, 11/01/22(f)	944,891
			4,388,736
TURKEY — 0.0%
1,100,000		Turkiye Sise ve Cam Fabrikalari AS, 4.25%, 05/09/20(f)	1,059,036

UNITED KINGDOM — 0.3%
1,000,000		Arqiva Broadcast Finance Plc, 6.75%, 09/30/23(f)	1,310,155
350,000		Co-operative Group Holdings 2011 Ltd., STEP, 6.88%, 07/08/20(f)	473,488
1,375,000		Jaguar Land Rover Automotive Plc, 3.50%, 03/15/20(g)	1,347,500
600,000		Kennedy Wilson Europe Real Estate Plc, 3.95%, 06/30/22(f)	787,521
1,200,000(i	)	Kennedy Wilson Europe Real Estate Plc, 3.25%, 11/12/25(f)	1,337,592
1,050,000		OAS Finance Ltd., 8.00%, 07/02/21(g),(n)	27,562
1,250,000		Perform Group Financing Plc, 8.50%, 11/15/20(f)	1,619,576
1,100,000(i	)	TA Manufacturing Ltd., 3.63%, 04/15/23(f)	1,266,103
1,275,000(i	)	Titan Global Finance Plc, 3.50%, 06/17/21(f)	1,491,055
1,475,000(i	)	Travelex Financing Plc, 8.00%, 05/15/22(f)	1,511,804
1,000,000		Tullow Oil Plc, 6.25%, 04/15/22(f)	998,000
950,000		Vedanta Resources Plc, 6.38%, 07/30/22(f)	888,725
			13,059,081
UNITED STATES — 2.8%
950,000(i	)	Adient Global Holdings Ltd., 3.50%, 08/15/24(f)	942,210
7,000,000		Akamai Technologies, Inc., Cnv., 0.00%, 02/15/19(o)	6,930,126
1,425,000(i	)	Alliance Data Systems Corp., 4.50%, 03/15/22(f)	1,634,203
Principal Amount			Value
UNITED STATES (continued)
$775,000(i	)	Alliance Data Systems Corp., 5.25%, 11/15/23(f)	$902,983
280,122		Ambac Assurance Corp., 5.10%, 06/07/20(g)	379,565
1,125,000		Belo Corp., 7.75%, 06/01/27	1,198,125
4,010,000		Blackstone Mortgage Trust, Inc., Cnv. REIT, 4.38%, 05/05/22	3,945,547
13,000,000		Cardtronics, Inc., Cnv., 1.00%, 12/01/20	12,106,250
13,000,000		Finisar Corp., Cnv, 0.50%, 12/15/36	11,560,029
16,426,000		Huron Consulting Group, Inc., Cnv., 1.25%, 10/01/19(b)	16,081,054
225,000(i	)	Levi Strauss & Co., 3.38%, 03/15/27	258,153
21,250,310		Liberty Interactive LLC, Cnv., 3.75%, 02/15/30(b)	14,556,462
900,000		MPH Acquisition Holdings LLC, 7.13%, 06/01/24(g)	914,238
500,000(i	)	MPT Operating Partnership LP / MPT Finance Corp., REIT, 3.33%, 03/24/25	577,532
650,000(i	)	MPT Operating Partnership LP/MPT Finance Corp., REIT, 4.00%, 08/19/22	803,016
375,000(i	)	Quintiles IMS, Inc, 3.50%, 10/15/24(f)	436,020
625,000(i	)	Quintiles IMS, Inc., 3.25%, 03/15/25(f)	715,270
325,000(i	)	Silgan Holdings, Inc., 3.25%, 03/15/25	375,921
3,395,000		Southern Star Central Corp., 5.13%, 07/15/22(g)	3,339,831
7,000,000		Starwood Property Trust, Inc., Cnv. REIT, 4.38%, 04/01/23	6,970,649
275,000		Tribune Media Co., 5.88%, 07/15/22	278,438
5,000,000		Twitter, Inc., Cnv, 1.00%, 09/15/21	4,657,175
59,000,000		Twitter, Inc., Cnv., 0.25%, 09/15/19	57,033,589
42,119,000		Washington Mutual Bank/Debt Not Acquired By JPMorgan Escrow, 0.00%, 02/04/49(n)	0
21,131,000		Washington Mutual Bank/Debt Not Acquired By JPMorgan Escrow, 0.00%, 06/16/49(n)	0
9,840,000		Washington Mutual Bank/Debt Not Acquired By JPMorgan Escrow, 0.00%, 11/06/49(n)	0

58

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
UNITED STATES (continued)
$3,000,000	Washington Mutual Bank/Debt Not Acquired By JPMorgan Escrow, 0.00%, 12/31/49(n)	$0
900,000	XPO Logistics, Inc., 6.13%, 09/01/23(g)	921,780
		147,518,166
Total Corporate Bonds (Cost $244,103,063)		238,737,803
GOVERNMENT BONDS — 1.6%
CANADA — 1.6%
115,700,000	Canadian Government Bond, 1.25%, 02/01/20	86,851,682

Total Government Bonds (Cost $90,000,219)		86,851,682
ASSET-BACKED SECURITIES — 14.6%
CAYMAN ISLANDS — 6.0%
Collateralized Loan Obligations — 4.5%
11,750,000	Adams Mill CLO Ltd., Series 2014-1A, Class F, (3 mo. LIBOR US + 5.690%), 8.13%, 07/15/26(b),(g),(h)	$11,152,792
7,500,000	Adams Mill CLO Ltd., Series 2014-1A, Class SUB, 0.00%, 07/15/26(b),(g),(p)	2,326,917
5,500,000	Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class ER, (3 mo. LIBOR US + 6.350%), 8.79%, 07/15/30(g),(h)	5,537,611
4,940,000	Anchorage Capital CLO 8 Ltd., Series 2016-8A, Class ER, (3 mo. LIBOR US + 5.750%), 8.26%, 07/28/28(g),(h)	4,875,867
1,000,000	Anchorage Capital CLO 9 Ltd., Series 2016-9A, Class E, (3 mo. LIBOR US + 7.250%), 9.69%, 01/15/29(g),(h)	1,008,379
1,000,000	Apidos CLO XV, Series 2013-15A, Class ERR, (3 mo. LIBOR US + 5.700%), 8.17%, 04/20/31(g),(h)	987,056
4,900,000	Apidos CLO XVIII, Series 2018-18A, Class E, (3 mo. LIBOR US + 5.700%), 8.17%, 10/22/30(g),(h)	4,825,538
1,000,000	Apidos CLO XXII, Series 2015-22A, Class D, (3 mo. LIBOR US + 6.000%), 8.47%, 10/20/27(g),(h)	1,000,080
Principal Amount		Value
CAYMAN ISLANDS (continued)
Collateralized Loan Obligations (continued)
$2,533,500	Apidos CLO XXIII, Series 2015-23A, Class D2, (3 mo. LIBOR US + 5.950%), 8.39%, 01/15/27(g),(h)	$2,542,916
5,250,000	Ares XXXIII CLO Ltd., Series 2015-1A, Class D, (3 mo. LIBOR US + 6.230%), 8.55%, 12/05/25(g),(h)	5,290,439
3,500,000	Ares XXXIX CLO Ltd., Series 2016-39A, Class E, (3 mo. LIBOR US + 7.250%), 9.69%, 07/18/28(g),(h)	3,546,758
7,000,000	Ares XXXVII CLO Ltd., Series 2015-4A, Class DR, (3 mo. LIBOR US + 6.150%), 8.59%, 10/15/30(g),(h)	7,121,268
1,000,000	Babson CLO Ltd., Series 2016-2A, Class E, (3 mo. LIBOR US + 6.900%), 9.37%, 07/20/28(g),(h)	1,005,590
2,100,000	Benefit Street Partners CLO IX Ltd., Series 2016-9A, Class ER, (3 mo. LIBOR US + 5.700%), 8.17%, 07/20/31(g),(h)	2,044,314
1,000,000	BlueMountain CLO Ltd., Series 2015-1A, Class C, (3 mo. LIBOR US + 3.750%), 6.19%, 04/13/27(g),(h)	1,001,490
1,500,000	BlueMountain CLO Ltd., Series 2015-1A, Class D, (3 mo. LIBOR US + 5.450%), 7.89%, 04/13/27(g),(h)	1,504,760
1,000,000	BlueMountain CLO Ltd., Series 2016-2A, Class D, (3 mo. LIBOR US + 7.000%), 9.32%, 08/20/28(g),(h)	1,000,066
1,000,000	Burnham Park CLO Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 6.850%), 9.32%, 10/20/29(g),(h)	1,001,696
1,500,000	Carlyle Global Market Strategies CLO Ltd., Series 2015-1A, Class E1, (3 mo. LIBOR US + 5.300%), 7.77%, 04/20/27(g),(h)	1,506,266
1,000,000	Carlyle Global Market Strategies CLO Ltd., Series 2015-2A, Class DR, (3 mo. LIBOR US + 4.350%), 6.86%, 04/27/27(g),(h)	1,000,512
1,000,000	Carlyle Global Market Strategies CLO Ltd., Series 2015-4A, Class D, (3 mo. LIBOR US + 6.100%), 8.57%, 10/20/27(g),(h)	1,003,236
1,516,480	Carlyle Global Market Strategies CLO Ltd., Series 2015-4A, Class SBB1, (3 mo. LIBOR US + 8.500%), 10.97%, 10/20/27(b),(g),(h)	1,487,809

59

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
CAYMAN ISLANDS (continued)
Collateralized Loan Obligations (continued)
$500,000	Carlyle Global Market Strategies CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 5.200%), 7.67%, 04/20/27(g),(h)	$500,029
1,000,000	Carlyle Global Market Strategies CLO Ltd., Series 2016-3A, Class D, (3 mo. LIBOR US + 7.000%), 9.47%, 10/20/29(g),(h)	1,005,923
5,462,500	Cedar Funding VII CLO Ltd., Series 2018-7A, Class E, (3 mo. LIBOR US + 4.550%), 7.02%, 01/20/31(g),(h)	5,126,517
9,915,625	Cedar Funding VII CLO Ltd., Series 2018-7A, Class SUB, 0.00%, 01/20/31(b),(g),(p)	9,032,015
2,553,125	Cedar Funding VII CLO Ltd., Series 2018-7A, Class F, (3 mo. LIBOR US + 6.900%), 9.37%, 01/20/31(g),(h)	2,359,866
1,000,000	Cole Park CLO Ltd., Series 2015-1A, Class E, (3 mo. LIBOR US + 6.100%), 8.57%, 10/20/28(g),(h)	1,000,044
1,000,000	Cumberland Park CLO Ltd., Series 2015-2A, Class ER, (3 mo. LIBOR US + 5.650%), 8.12%, 07/20/28(g),(h)	1,001,235
21,500,000	Jackson Mill CLO Ltd., Series 2015-1A, Class ER, (3 mo. LIBOR US + 5.000%), 7.44%, 04/15/27(g),(h)	21,417,378
20,000,000	Jackson Mill CLO Ltd., Series 2015-1A, Class SUB, 1.00%, 04/15/27(b),(g),(p)	13,430,669
8,000,000	Jefferson Mill CLO Ltd., Series 2015-1A, Class SUB, 7.40%, 10/20/31(b),(p)	4,713,693
7,400,000	Jefferson Mill CLO Ltd., Series 2015-1A, Class SUB, (3 mo. LIBOR US + 8.150%), 10.59%, 10/20/31(h)	7,237,833
1,000,000	Mill Creek CLO Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 7.750%), 10.22%, 04/20/28(g),(h)	1,026,746
625,000	Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class DR, (3 mo. LIBOR US + 3.650%), 6.12%, 04/22/29(g),(h)	626,505
1,000,000	Neuberger Berman CLO XVIII Ltd, Series 2014-18A, Class CR, (3 mo. LIBOR US + 4.250%), 6.57%, 11/14/27(g),(h)	1,000,253
Principal Amount		Value
CAYMAN ISLANDS (continued)
Collateralized Loan Obligations (continued)
$1,000,000	Neuberger Berman CLO XX Ltd., Series 2015-20A, Class DR, (3 mo. LIBOR US + 2.400%), 4.84%, 01/15/28(g),(h)	$987,018
3,250,000	Neuberger Berman CLO XX Ltd., Series 2015-20A, Class ER, (3 mo. LIBOR US + 5.000%), 7.44%, 01/15/28(g),(h)	3,233,155
1,000,000	Rockford Tower CLO Ltd., Series 2017-2A, Class E, (3 mo. LIBOR US + 6.080%), 8.52%, 10/15/29(g),(h)	1,005,071
16,000,000	Romark CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 6.650%), 9.13%, 10/23/30(g),(h)	16,177,655
5,000,000	Romark CLO Ltd., Series 2017-1A, Class SUB, 0.00%, 10/23/30(g),(p)	4,053,774
15,100,000	Romark CLO Ltd., Series 2018-2A, Class D, (3 mo. LIBOR US + 6.250%), 8.51%, 07/25/31(g),(h)	14,937,524
5,000,000	Romark CLO Ltd., Series 2018-2A, Class SUB, 0.00%, 07/25/31(g),(p)	4,001,054
21,591,392	Romark WM-R Ltd., Series 2014-1A, Class SUB, 0.00%, 04/20/31(b),(g),(p)	13,428,377
1,250,000	Shackleton CLO Ltd., Series 2017-10A, Class E, (3 mo. LIBOR US + 6.215%), 8.68%, 04/20/29(g),(h)	1,227,459
1,000,000	Sound Point CLO IX Ltd., Series 2015-2A, Class E, (3 mo. LIBOR US + 5.500%), 7.97%, 07/20/27(g),(h)	1,001,271
5,000,000	Sound Point CLO X Ltd., Series 2015-3A, Class ER, (3 mo. LIBOR US + 5.250%), 7.72%, 01/20/28(g),(h)	4,974,754
3,200,000	Sound Point CLO XI Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 6.950%), 9.42%, 07/20/28(g),(h)	3,213,245
2,000,000	Sound Point CLO XII Ltd., Series 2016-2A,Class E, (3 mo. LIBOR US + 6.400%), 8.87%, 10/20/28(g),(h)	2,004,960
1,750,000	Sound Point CLO XIV Ltd., Series 2016-3A, Class E, (3 mo. LIBOR US + 6.650%), 9.13%, 01/23/29(g),(h)	1,764,119

60

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
CAYMAN ISLANDS (continued)
Collateralized Loan Obligations (continued)
$1,500,000	Symphony CLO XV Ltd., Series 2014-15A, Class E, (3 mo. LIBOR US + 5.050%), 7.50%, 10/17/26(g),(h)	$1,498,429
1,000,000	TCI-Symphony CLO Ltd., Series 2017-1A, Class E, (3 mo. LIBOR US + 6.450%), 8.89%, 07/15/30(g),(h)	1,004,173
1,000,000	Teacher’s Insurance & Annuity CLO II Ltd., Series 2017-1A, Class E, (3 mo. LIBOR US + 5.850%), 8.32%, 04/20/29(g),(h)	972,719
1,740,000	THL Credit Wind River CLO Ltd., Series 2015-1A, Class E1, (3 mo. LIBOR US + 5.550%), 8.02%, 07/20/27(g),(h)	1,746,640
7,596,000	THL Credit Wind River CLO Ltd., Series 2018-2A, Class SUB, 0.00%, 07/15/30(b),(g),(p)	6,420,947
1,250,000	Vibrant CLO IV Ltd., Series 2016-4A, Class D, (3 mo. LIBOR US + 4.500%), 6.97%, 07/20/28(g),(h)	1,255,603
1,500,000	Voya CLO Ltd., Series 2016-2A, Class D, (3 mo. LIBOR US + 6.950%), 9.40%, 07/19/28(g),(h)	1,506,125
1,000,000	Westcott Park CLO Ltd., Series 2016-1A, Class D, (3 mo. LIBOR US + 4.350%), 6.82%, 07/20/28(g),(h)	1,012,012
1,000,000	Westcott Park CLO Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 7.200%), 9.67%, 07/20/28(g),(h)	1,013,505
1,750,000	York CLO-2 Ltd., Series 2015-1A, Class ER, (3 mo. LIBOR US + 5.650%), 8.12%, 01/22/31(g),(h)	1,744,051
4,500,000	York CLO-3 Ltd., Series 2016-1A, Class ER, (3 mo. LIBOR US + 6.400%), 8.87%, 10/20/29(g),(h)	4,512,081
1,647,750	York CLO-3 Ltd., Series 2016-1A, Class FR, (3 mo. LIBOR US + 7.250%), 9.72%, 10/20/29(g),(h)	1,532,696
4,000,000	York CLO-3 Ltd., Series 2016-1A, Class SUB, 2.40%, 10/20/29(b),(g),(p)	3,247,887
1,125,000	York CLO-3 Ltd., Series 2018-1A, Class F, (3 mo. LIBOR US + 7.780%), 10.21%, 10/22/31(g),(h)	1,056,025
Principal Amount		Value
CAYMAN ISLANDS (continued)
Collateralized Loan Obligations (continued)
$6,375,000	York CLO-3 Ltd., Series 2018-1A, Class SUB, 0.00%, 10/22/31(b),(g),(p)	$5,037,941
1,000,000	York CLO-4 Ltd., Series 2016-2A, Class E, (3 mo. LIBOR US + 6.940%), 9.41%, 01/20/30(g),(h)	1,026,637
		238,846,973
Other Asset-Backed Securities — 1.5%
2,800,000	ALM Loan Funding Ltd., Series 2012-6A, Class DR3, (3 mo. LIBOR US + 5.050%), 7.49%, 07/15/26(g),(h)	2,771,848
1,000,000	ALM Loan Funding Ltd., Series 2013-7RA, Class DR, (3 mo. LIBOR US + 7.140%), 9.58%, 10/15/28(g),(h)	1,011,264
2,000,000	ALM Loan Funding Ltd., Series 2015-16A, Class DR2, (3 mo. LIBOR US + 5.100%), 7.54%, 07/15/27(g),(h)	2,001,312
1,100,000	ALM Loan Funding Ltd., Series 2015-17A, Class CR, (3 mo. LIBOR US + 2.800%), 5.24%, 01/18/28(g),(h)	1,100,973
1,000,000	Atrium VIII, Series 8A, Class DR, (3 mo. LIBOR US + 4.000%), 6.48%, 10/23/24(g),(h)	1,002,568
1,750,000	Atrium VIII, Series 8A, Class ER, (3 mo. LIBOR US + 7.250%), 9.73%, 10/23/24(g),(h)	1,758,149
5,000,000	Atrium VIII, Series 8A, Class SUB, 1.00%, 10/23/24(b),(g),(p)	3,696,586
5,000,000	Atrium XI, Series 11A, Class E, (3 mo. LIBOR US + 5.100%), 7.58%, 10/23/25(g),(h)	5,007,674
2,000,000	Atrium XII, Series 12A, Class ER, (3 mo. LIBOR US + 5.250%), 7.72%, 04/22/27(g),(h)	1,984,013
6,000,500	Atrium XIII, Series 13A, Class E, (3 mo. LIBOR US + 6.050%), 8.53%, 11/21/30(g),(h)	6,020,572
12,131,250	Atrium XIII, Series 13A, Class SUB, 0.00%, 11/21/47(b),(g),(p)	11,919,419
3,250,000	CIFC Funding Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 6.750%), 9.22%, 10/21/28(g),(h)	3,298,675
962,500	Highbridge Loan Management Ltd., Series 2015-5A, Class ERR, (3 mo. LIBOR US + 6.000%), 0.00%, 10/15/31(g),(h)	952,875

61

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
CAYMAN ISLANDS (continued)
Other Asset-Backed Securities (continued)
$1,000,000	Highbridge Loan Management Ltd., Series 2015-6A, Class DR, (3 mo. LIBOR US + 5.100%), 7.68%, 02/05/31(g),(h)	$967,630
1,000,000	Highbridge Loan Management Ltd., Series 2015-7A, Class DR, (3 mo. LIBOR US + 2.400%), 4.74%, 03/15/27(g),(h)	979,783
1,000,000	Highbridge Loan Management Ltd., Series 2015-7A, Class ER, (3 mo. LIBOR US + 5.000%), 7.31%, 03/15/27(g),(h)	986,689
1,000,000	Highbridge Loan Management Ltd., Series 2016-8A, Class ER, (3 mo. LIBOR US + 5.500%), 7.85%, 07/20/30(g),(h)	970,794
1,750,000	HPS Loan Management Ltd., Series 2016-10A, Class D, (3 mo. LIBOR US + 6.500%), 8.97%, 01/20/28(g),(h)	1,754,337
750,000	LCM Ltd. Partnership XVIII LP, Series 18A, Class INC, 4.60%, 04/20/31(b),(g),(p)	463,373
2,000,000	Madison Park Funding XVI, Ltd., Series 2015-16A, Class D, (3 mo. LIBOR US + 5.500%), 7.97%, 04/20/26(g),(h)	2,005,435
1,000,000	Madison Park Funding XX Ltd., Series 2016-20A, Class ER, (3 mo. LIBOR US + 5.300%), 7.81%, 07/27/30(g),(h)	983,017
2,500,000	Octagon Investment Partners 27 Ltd., Series 2016-1A, Class ER, (3 mo. LIBOR US + 5.950%), 8.29%, 07/15/29(g),(h)	2,504,945
1,100,000	Octagon Investment Partners XXI Ltd., Series 2014-1A, Class C, (3 mo. LIBOR US + 3.650%), 5.97%, 11/14/26(g),(h)	1,102,662
1,000,000	Octagon Investment Partners XXI Ltd., Series 2014-1A, Class D, (3 mo. LIBOR US + 6.600%), 8.92%, 11/14/26(g),(h)	1,000,244
1,375,000	OHA Credit Partners XI Ltd., Series 2015-11A, Class E, (3 mo. LIBOR US + 6.700%), 9.17%, 10/20/28(g),(h)	1,379,932
3,750,000	OZLM IX Ltd., Series 2014-9A, Class CR, (3 mo. LIBOR US + 3.550%), 6.02%, 01/20/27(g),(h)	3,742,603
1,000,000	OZLM XI Ltd., Series 2015-11A, Class CR, (3 mo. LIBOR US + 3.600%), 6.12%, 10/30/30(g),(h)	1,001,866
Principal Amount		Value
CAYMAN ISLANDS (continued)
Other Asset-Backed Securities (continued)
$1,200,000	OZLM XIV Ltd., Series 2015-14A, Class CR, (3 mo. LIBOR US + 3.000%), 5.44%, 01/15/29(g),(h)	$1,193,014
1,500,000	OZLM XIV Ltd., Series 2015-14A, Class DR, (3 mo. LIBOR US + 5.800%), 8.24%, 01/15/29(g),(h)	1,491,223
1,000,000	OZLM XV Ltd., Series 2016-15A, Class D, (3 mo. LIBOR US + 7.150%), 9.62%, 01/20/29(g),(h)	1,010,348
6,750,000	Romark WM-R Ltd., Series 2018-1A, Class E, (3 mo. LIBOR US + 5.260%), 7.73%, 04/20/31(g),(h)	6,339,675
7,500,000	Romark WM-R Ltd., Series 2018-1A, Class F, (3 mo. LIBOR US + 8.100%), 10.57%, 04/20/31(g),(h)	7,155,869
		79,559,367
		318,406,340
NETHERLANDS — 0.1%
Collateralized Loan Obligations — 0.1%
5,000,000	Accunia European CLO I BV, Series 1A, Class C, (3 mo. EURIBOR + 3.200%), 3.20%, 07/15/29(g),(h)	5,683,645
UNITED STATES — 8.5%
Collateralized Loan Obligations — 1.0%
4,205,483	Ari Investments LLC, 5.18%, 01/06/25	4,205,483
42,840	CBAM Loan Opportunities Funding LLC First Lien Term Loan B, 0.00%,(b),(e),(g)	42,840,000
3,815,863	CWHEQ Revolving Home Equity Loan Trust, Series 2006-C, Class 2A, (1 mo. LIBOR US + 0.180%), 2.46%, 05/15/36(h)	3,683,782
		50,729,265
Other Asset-Backed Securities — 7.5%
5,548,610	Ajax Mortgage Loan Trust, Series 2017-D, Class A, 3.75%, 12/25/57(g)	5,436,029
1,469,524	Ajax Mortgage Loan Trust, Series 2017-D, Class B, 0.00%, 12/25/57(g),(p)	720,067
2,979,892	Ajax Mortgage Loan Trust, Series 2018-A, Class A, 3.85%, 04/25/58(g)	2,954,707

62

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$786,233	Ajax Mortgage Loan Trust, Series 2018-A, Class B, 0.00%, 04/25/58(g)	$471,740
8,000,000	Ajax Mortgage Loan Trust, Series 2018-D, Class A, 3.75%, 08/25/58(b),(g),(p)	8,000,000
2,000,000	Ajax Mortgage Loan Trust, Series 2018-D, Class B, 0.00%, 08/25/58(b),(g),(p)	1,226,177
12,340,054	Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (1 mo. LIBOR US + 0.240%), 2.52%, 05/25/35(h)	11,631,439
4,772,883	Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-W5, Class M1, (1 mo. LIBOR US + 0.460%), 2.74%, 01/25/36(h)	3,096,949
6,380,000	Asset Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE1, Class M2, (1 mo. LIBOR US + 0.420%), 2.70%, 01/25/36(h)	4,030,215
5,740,000	Bank of America Manufactured Housing Contract Trust, Series 1997-2, Class B1, 7.07%, 02/10/22(p)	4,969,026
5,000,000	Bank of America Manufactured Housing Contract Trust, Series 1998-2, Class B1, 7.93%, 12/10/25(p)	3,403,268
12,277,751	Bayview Financial Revolving Asset Trust, Series 2004-B, Class A1, (1 mo. LIBOR US + 1.000%), 3.29%, 05/28/39(g),(h)	11,532,285
2,710,998	Bayview Financial Revolving Asset Trust, Series 2004-B, Class A2, (1 mo. LIBOR US + 1.300%), 3.59%, 05/28/39(g),(h)	1,750,529
4,442,660	Bayview Financial Revolving Asset Trust, Series 2005-A, Class A1, (1 mo. LIBOR US + 1.000%), 3.29%, 02/28/40(g),(h)	4,309,361
6,029,851	Bayview Financial Revolving Asset Trust, Series 2005-E, Class A2A, (1 mo. LIBOR US + 0.930%), 3.22%, 12/28/40(g),(h)	5,839,066
3,169,240	Bear Stearns Asset Backed Securities I Trust, Series 2006-EC2, Class M2, (1 mo. LIBOR US + 0.630%), 2.91%, 02/25/36(h)	3,107,088
2,025,797	Bear Stearns Asset Backed Securities I Trust, Series 2006-HE1, Class 1M4, (1 mo. LIBOR US + 0.680%), 2.96%, 12/25/35(h)	2,272,271
Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$3,087,914	Bear Stearns Asset-Backed Securities Trust, Series 2006-AC2, Class 22A1, (1 mo. LIBOR US + 0.350%), 2.63%, 03/25/36(h)	$743,885
3,087,914	Bear Stearns Asset-Backed Securities Trust, Series 2006-AC2, Class 22A3, (1 mo. LIBOR US + 0.350%), 2.63%, 03/25/36(h)	743,885
6,080,581	Bear Stearns Asset-Backed Securities Trust, Series 2006-HE10, Class 22A, (1 mo. LIBOR US + 0.140%), 2.42%, 12/25/36(h)	6,412,632
6,552,330	Bear Stearns Second Lien Trust, Series 2007-SV1A, Class M1, (1 mo. LIBOR US + 1.200%), 3.48%, 01/25/36(g),(h)	6,412,906
3,790,504	Bombardier Capital Mortgage Securitization Pass-Through Certificates, Series 2000-A, Class A2, 7.58%, 06/01/30(p)	1,342,041
3,553,597	Bombardier Capital Mortgage Securitization Pass-Through Certificates, Series 2000-A, Class A3, 7.83%, 06/01/30(p)	1,338,787
6,017,424	Bombardier Capital Mortgage Securitization Pass-Through Certificates, Series 2000-A, Class A4, 8.29%, 06/01/30(p)	2,350,249
6,231,054	Carrington Mortgage Loan Trust, Series 2006-FRE1, Class A3, (1 mo. LIBOR US + 0.150%), 2.43%, 04/25/36(h)	6,018,966
9,097,465	Carrington Mortgage Loan Trust, Series 2006-FRE2, Class A3, (1 mo. LIBOR US + 0.160%), 2.44%, 10/25/36(h)	7,057,992
6,501,989	Carrington Mortgage Loan Trust, Series 2006-FRE2, Class A4, (1 mo. LIBOR US + 0.250%), 2.53%, 10/25/36(h)	5,085,808
4,884,740	Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A4, (1 mo. LIBOR US + 0.420%), 2.70%, 02/25/37(h)	3,683,368
12,415,000	Carrington Mortgage Loan Trust, Series 2007-RFC1, Class A4, (1 mo. LIBOR US + 0.220%), 2.50%, 10/25/36(h)	8,548,993

63

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$11,335,482	Conseco Finance Securitizations Corp., Series 2000-1, Class A5, 8.06%, 09/01/29(p)	$5,584,346
14,181,579	Conseco Finance Securitizations Corp., Series 2000-4, Class A5, 7.97%, 05/01/32	6,570,048
3,381,965	Conseco Financial Corp., Series 1997-7, Class M1, 7.03%, 07/15/28(p)	3,423,591
2,821,293	Conseco Financial Corp., Series 1998-2, Class M1, 6.94%, 12/01/28(p)	2,689,399
4,058,989	Conseco Financial Corp., Series 1999-5, Class A5, 7.86%, 03/01/30(p)	2,945,790
3,125,286	Conseco Financial Corp., Series 1999-5, Class A6, 7.50%, 03/01/30(p)	2,194,771
4,593,395	Countrywide Asset-Backed Certificates, Series 2005-17, Class 1AF4, STEP, 4.35%, 05/01/36	4,501,483
964,603	Countrywide Asset-Backed Certificates, Series 2006-11, Class 3AV2, (1 mo. LIBOR US + 0.160%), 2.44%, 09/25/46(h)	948,601
1,710,124	Countrywide Asset-Backed Certificates, Series 2006-S4, Class A4, 5.93%, 07/01/34(p)	1,727,573
11,932,780	Countrywide Asset-Backed Certificates, Series 2007-S3, Class A3, (1 mo. LIBOR US + 0.380%), 2.66%, 05/25/37(h)	11,593,299
556,885	Countrywide Home Equity Loan Trust, Series 2006-S5, Class A4, 5.84%, 06/01/35	756,639
1,851,987	Countrywide Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 4Q1B, (1 mo. LIBOR US + 0.300%), 2.58%, 12/15/33(g),(h)	1,726,154
1,481,650	Countrywide Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 4T1B, (1 mo. LIBOR US + 0.240%), 2.52%, 02/15/30(g),(h)	1,436,618
1,313,941	Countrywide Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 5B1B, (1 mo. LIBOR US + 0.190%), 2.47%, 05/15/35(b),(g),(h)	1,253,290
Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$1,923,743	Countrywide Revolving Home Equity Loan Resuritization Trust, Series 2006-RES, Class 5F1A, (1 mo. LIBOR US + 0.240%), 2.52%, 12/15/35(g),(h)	$1,863,259
2,180,000	Finance of America Structured Securities Trust, Series 2017-HB1, Class M5, 6.00%, 11/25/27(g),(p)	2,130,056
3,325,000	Finance of America Structured Securities Trust, Series 2018-HB1, Class M4, 5.23%, 09/25/28(g),(p)	3,324,998
4,000,000	Finance of America Structured Securities Trust, Series 2018-HB1, Class M5, 6.00%, 09/25/28(g),(p)	3,843,265
5,000,000	First Franklin Mortgage Loan Trust, Series 2006-FF4, Class M1, (1 mo. LIBOR US + 0.360%), 2.76%, 03/25/36(h)	3,765,079
10,167,197	First Franklin Mortgage Loan Trust, Series 2006-FF8, Class M1, (1 mo. LIBOR US + 0.250%), 2.53%, 07/25/36(h)	5,278,111
5,012,990	First Franklin Mortgage Loan Trust, Series 2006-FFH1, Class M2, (1 mo. LIBOR US + 0.400%), 2.68%, 01/25/36(h)	3,013,940
4,951,483	First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2C, (1 mo. LIBOR US + 0.150%), 2.43%, 03/25/37(h)	3,218,128
1,778,820	GMAC Mortgage Home Equity Loan Trust, Series 2005-HE3, Class A3, (1 mo. LIBOR US + 0.500%), 2.78%, 02/25/36(h)	1,757,853
1,039,240	GMAC Mortgage Home Equity Loan Trust, Series 2006-HE1, Class A, (1 mo. LIBOR US + 0.315%), 2.60%, 11/25/36(h)	1,060,618
2,796,680	Greenpoint Manufactured Housing, Series 2000-1, Class A4, 8.14%, 03/01/30(p)	2,841,455
7,479,550	Greenpoint Manufactured Housing, Series 2000-3, Class IA, 8.45%, 06/01/31(p)	6,478,882
564,254	GSAA Trust, Series 2006-7, Class AF2, 5.99%, 03/01/46(p)	389,005
6,470,426	GSAMP Trust, Series 2006-FM2, Class A2B, (1 mo. LIBOR US + 0.120%), 2.40%, 09/25/36(h)	3,157,095

64

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$4,375,000	Home Equity Asset Trust, Series 2007-1, Class 2A3, (1 mo. LIBOR US + 0.150%), 2.43%, 05/25/37(h)	$3,603,432
5,855,234	HSI Asset Loan Obligation Trust, Series 2007-WF1, Class A3, STEP, 4.93%, 12/01/36	3,151,213
2,000,000	Invitation Homes Trust, Series 2018-SFR1, Class F, (1 mo. LIBOR US + 2.500%), 4.79%, 03/17/37(g),(h)	2,014,227
2,442,464	Irwin Home Equity Loan Trust, Series 2006-3, Class 2A3, STEP, 6.53%, 09/01/37(g)	2,375,469
4,000,000	JPMorgan Mortgage Acquisition Corp., Series 2006-CW1,Class M1, (1 mo. LIBOR US + 0.270%), 2.55%, 05/25/36(h)	3,880,489
357,487	Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1, (1 mo. LIBOR US + 0.090%), 2.37%, 06/25/37(g),(h)	260,687
10,833,747	Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A4, (1 mo. LIBOR US + 0.300%), 2.58%, 06/25/37(g),(h)	8,079,405
7,356,870	Lehman ABS Mortgage Loan Trust,Series 2007-1,Class 2A2, (1 mo. LIBOR US + 0.200%), 2.48%, 06/25/37(g),(h)	5,825,800
1,210,597	Long Beach Mortgage Loan Trust, Series 2006-10, Class 2A2, (1 mo. LIBOR US + 0.110%), 2.39%, 11/25/36(h)	562,523
16,698,624	Long Beach Mortgage Loan Trust, Series 2006-10, Class 2A3, (1 mo. LIBOR US + 0.160%), 2.44%, 11/25/36(h)	7,812,112
3,282,160	Long Beach Mortgage Loan Trust, Series 2006-10, Class 2A4, (1 mo. LIBOR US + 0.220%), 2.50%, 11/25/36(h)	1,547,795
6,284,968	Long Beach Mortgage Loan Trust, Series 2006-9, Class 2A3, (1 mo. LIBOR US + 0.160%), 2.44%, 10/25/36(h)	2,674,427
4,000,000	Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, (1 mo. LIBOR US + 3.250%), 5.53%, 03/25/32(h)	4,078,654
4,447,654	Mastr Second Lien Trust, Series 2006-1, Class A, (1 mo. LIBOR US + 0.320%), 2.60%, 03/25/36(h)	814,227
Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$3,288,681	Merit Securities Corp., Series 13, Class M2, STEP, 7.94%, 12/01/33.	$2,622,463
10,883,860	Merrill Lynch Mortgage Investors Trust, Series 2006-RM5, Class A2D, (1 mo. LIBOR US + 0.250%), 2.53%, 10/25/37(h)	4,649,890
1,480,645	Morgan Stanley ABS Capital I, Series 2006-HE4, Class A4, (1 mo. LIBOR US + 0.240%), 2.52%, 06/25/36(h)	1,010,384
7,733,235	Morgan Stanley ABS Capital I, Series 2007-NC1, Class A1, (1 mo. LIBOR US + 0.130%), 2.41%, 11/25/36(h)	4,782,751
7,928,644	Morgan Stanley ABS Capital I, Series 2007-NC3, Class A2B, (1 mo. LIBOR US + 0.140%), 2.42%, 05/25/37(h)	6,143,905
5,974,373	Morgan Stanley Capital I, Series 2006-NC2, Class M1, (1 mo. LIBOR US + 0.360%), 2.64%, 02/25/36(h)	4,472,231
5,347,551	Morgan Stanley Mortgage Loan Trust, Series 2006-12XS, Class A4, STEP, 6.01%, 10/01/36.	2,419,264
3,200,000	Nationstar HECM Loan Trust, Series 2018-2A, Class M4, 5.06%, 07/25/28(g),(p)	3,186,784
2,795,307	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, (1 mo. LIBOR US + 0.400%), 2.68%, 10/25/36(g),(h)	2,507,357
2,578,105	Oakwood Mortgage Investors, Inc., Series 1999-C, Class A2, 7.48%, 08/01/27.	2,513,173
10,603,410	Oakwood Mortgage Investors, Inc., Series 2000-D, Class A4, 7.40%, 07/01/30(p)	5,137,906
8,576,854	Oakwood Mortgage Investors, Inc., Series 2001-C, Class A2, 5.92%, 06/01/31(p)	2,220,539
5,950,504	Oakwood Mortgage Investors, Inc., Series 2001-C, Class A3, 6.61%, 06/01/31(p)	1,718,979
6,799,736	Oakwood Mortgage Investors, Inc., Series 2001-C, Class A4, 7.41%, 06/01/31(p)	2,199,186
877,375	Oakwood Mortgage Investors, Inc., Series 2001-D, Class A3, 5.90%, 09/01/22(p)	703,394
3,816,804	Oakwood Mortgage Investors, Inc., Series 2002-A, Class M1, 7.76%, 03/01/32(p)	3,291,116

65

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$1,329,783	Oakwood Mortgage Investors, Inc., Series 2002-B, Class A4, 7.09%, 06/01/32(p)	$1,434,801
15,000,000	OneMain Financial Issuance Trust, Series 2015-1A, Class C, 5.12%, 03/18/26(g)	15,149,373
3,000,000	OneMain Financial Issuance Trust, Series 2015-1A, Class D, 6.63%, 03/18/26(g)	3,051,934
10,000,000	OneMain Financial Issuance Trust, Series 2015-2A, Class D, 5.64%, 07/18/25(g)	10,065,140
4,000,000	OneMain Financial Issuance Trust, Series 2015-3A, Class D, 6.94%, 11/20/28(g)	4,135,504
3,713,025	Option One Mortgage Loan Trust, Series 2007-FXD2, Class 1A1, STEP, 5.82%, 03/01/37	3,645,154
1,815,937	Preston Ridge Partners Mortgage LLC, Series 2017-1A, Class A1, STEP, 4.25%, 01/25/22(g)	1,813,468
5,000,000	Progress Residential Trust, Series 2016-SFR2, Class E, (1 mo. LIBOR US + 3.550%), 5.84%, 01/17/34(g),(h)	5,029,401
3,000,000	Progress Residential Trust, Series 2018-SFR2, Class E, 4.66%, 08/01/35(g)	2,970,447
4,000,000	Residential Asset Securities Corp, Series 2006-KS4, Class M2, (1 mo. LIBOR US + 0.290%), 2.57%, 06/25/36(h)	3,871,116
3,825,000	Residential Asset Securities Corp., Class M4, (1 mo. LIBOR US + 0.580%), 2.86%, 11/25/35(h)	3,034,369
2,983,194	SACO I Trust, Series 2006-7, Class A1, (1 mo. LIBOR US + 0.260%), 2.54%, 07/25/36(h)	3,145,962
5,079,246	Saxon Asset Securities Trust, Series 2006-2, Class M3, (1 mo. LIBOR US + 0.320%), 2.60%, 09/25/36(h)	2,392,269
7,686,404	Saxon Asset Securities Trust, Series 2007-1, Class M1, (1 mo. LIBOR US + 0.290%), 2.57%, 01/25/47(h)	4,745,832
8,169,285	Securitized Asset Backed Receivables LLC Trust, Series 2006-WM4, Class A1, (1 mo. LIBOR US + 0.190%), 2.47%, 11/25/36(h)	4,995,881
Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$7,082,484	Securitized Asset Backed Receivables LLC Trust, Series 2006-WM4, Class A2B, (1 mo. LIBOR US + 0.120%), 2.40%, 11/25/36(h)	$2,903,500
3,289,603	Securitized Asset Backed Receivables LLC Trust, Series 2007-BR1, Class A2B, (1 mo. LIBOR US + 0.270%), 2.55%, 02/25/37(h)	2,541,856
4,347,008	Structured Asset Investment Loan Trust, Series 2005-9, Class M2, (1 mo. LIBOR US + 0.450%), 2.73%, 11/25/35(h)	2,397,654
4,831,323	Structured Asset Investment Loan Trust, Series 2005-HE1, Class M3, (1 mo. LIBOR US + 0.500%), 2.78%, 07/25/35(h)	2,818,576
1,937,598	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-WF1, Class M1, (1 mo. LIBOR US + 0.440%), 2.72%, 02/25/37(h)	1,165,767
913,718	Wachovia Amortization Controlled Heloc NIM Trust, Series 2006-N1, Class N1, 5.68%, 08/12/47(g)	894,468
10,166,009	Yale Mortgage Loan Trust, Series 2007-1, Class A, (1 mo. LIBOR US + 0.400%), 2.68%, 06/25/37(g),(h)	4,416,594
		396,841,923
		447,571,188
Total Asset-Backed Securities (Cost $800,563,576)		771,661,173
NON-AGENCY MORTGAGE-BACKED SECURITIES — 8.0%
COLLATERALIZED MORTGAGE OBLIGATIONS — 7.2%
1,130,077	Adjustable Rate Mortgage Trust, Series 2005-3, Class 2A1, 3.87%, 07/01/35(p)	1,115,126
2,399,374	Adjustable Rate Mortgage Trust, Series 2007-1, Class 4A1, 5.02%, 03/01/37(p)	2,100,734
3,194,703	Ajax Mortgage Loan Trust, Series 2018-B, Class A, 3.75%, 02/26/57(g)	3,130,809
1,371,124	Ajax Mortgage Loan Trust, Series 2018-B, Class B, 0.00%, 06/27/57(b),(g)	438,760

66

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
2,402,727	American Home Mortgage Assets Trust, Series 2006-2, Class 1A1, (12 mo. Federal Reserve Cumulative Average US + 0.960%), 2.91%, 09/01/46(h)	2,219,908
2,174,140	American Home Mortgage Assets Trust, Series 2007-3, Class 22A1, STEP, 6.25%, 06/01/37	1,900,302
11,775,899	APS Resecuritization Trust, Series 2016-1, Class 1MZ, 4.93%, 07/07/57(g),(p)	3,480,593
2,491,508	Banc of America Alternative Loan Trust, Series 2006-9, Class A2, (1 mo. LIBOR US + 0.400%), 2.68%, 01/25/37(h)	2,035,591
373,760	Banc of America Funding Corp., Series 2005-F, Class 6A1, 4.24%, 09/01/35(p)	365,116
837,887	Banc of America Funding Corp., Series 2006-A, Class 3A2, 4.05%, 02/01/36(p)	786,300
757,348	Banc of America Funding Corp., Series 2006-E, Class 2A1, 4.18%, 06/01/36(p)	740,288
2,262,435	Banc of America Funding Corp., Series 2007-1, Class TA5, STEP, 6.09%, 01/01/37	2,129,248
865,874	Banc of America Mortgage Securities, Inc., Series 2005-I, Class 2A5, 4.49%, 10/01/35(p)	865,640
4,197,638	BCAP LLC , Series 2012-RR3, Class 1A5, 6.53%, 12/01/37(g),(p)	3,807,748
2,388,080	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 23A1, 4.17%, 02/01/36(p)	2,245,442
603,638	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-6, Class 5A1, 4.28%, 08/01/35(p)	527,686
619,228	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-3, Class 1A1, 3.95%, 05/01/47(p)	556,525
2,286,100	Bear Stearns Alt-A Trust, Series 2006-2, Class 11A1, (1 mo. LIBOR US + 0.440%), 2.72%, 04/25/36(h)	2,514,529
5,124,664	Bear Stearns ALT-A Trust, Series 2006-6, Class 1A1, (1 mo. LIBOR US + 0.320%), 2.60%, 11/25/36(h)	5,397,009
2,659,993	Bear Stearns Mortgage Funding Trust, Series 2006-SL1, Class A1, (1 mo. LIBOR US + 0.280%), 2.56%, 08/25/36(h)	2,662,117
1,806,503	Bear Stearns Mortgage Funding Trust, Series 2006-SL4, Class A, (1 mo. LIBOR US + 0.300%), 2.58%, 11/25/36(h)	1,738,687
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
5,455,972	Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/01/37	4,135,595
2,295,570	Chase Mortgage Trust, Series 2016-1, Class M4, 3.69%, 04/01/45(g),(p)	2,191,003
2,520,641	CHL Mortgage Pass-Through Trust, Series 2005-J2, Class 2A4, (1 mo. LIBOR US + 1.400%), 3.68%, 08/25/35(h)	2,186,392
4,221,632	Citicorp Mortgage Securities Trust, Series 2007-9, Class 1A1, 6.25%, 12/01/37	3,734,995
4,531,557	Citicorp Mortgage Securities Trust, Series 2008-2, Class 1A1, 6.50%, 06/01/38	3,894,055
382,496	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A1, 4.04%, 05/01/35(p)	385,068
338,052	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Class 1A2A, 4.07%, 06/01/36(p)	323,761
4,633,881	Citigroup Mortgage Loan Trust, Inc., Series 2007-9, Class 1A1, 5.75%, 04/01/47(g)	3,750,731
604,650	Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1A1, 6.00%, 02/01/35	568,138
1,400,121	Countrywide Alternative Loan Trust, Series 2005-31, Class 2A1, (1 mo. LIBOR US + 0.300%), 2.58%, 08/25/35(h)	1,329,739
8,925,454	Countrywide Alternative Loan Trust, Series 2005-53T2, Class 2A7, (1 mo. LIBOR US + 5.500%), 3.22%, 11/25/35(h)	1,070,904
1,219,876	Countrywide Alternative Loan Trust, Series 2005-63, Class 5A1, 3.41%, 12/01/35(p)	1,101,991
131,693	Countrywide Alternative Loan Trust, Series 2005-69, Class A1, (12 mo. Federal Reserve Cumulative Average US + 1.000%), 2.95%, 12/01/35(h)	127,681
1,957,868	Countrywide Alternative Loan Trust, Series 2005-9CB, Class 1A3, (1 mo. LIBOR US + 0.450%), 2.73%, 05/25/35(h)	1,805,948
1,122,757	Countrywide Alternative Loan Trust, Series 2005-J14, Class A3, 5.50%, 12/01/35	972,198
3,926,642	Countrywide Alternative Loan Trust, Series 2006-12CB, Class A10, (1 mo. LIBOR US + 0.350%), 2.63%, 05/25/36(h)	2,529,203

67

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
2,346,634	Countrywide Alternative Loan Trust, Series 2006-15CB, Class A1, 6.50%, 06/01/36	1,784,849
4,812,812	Countrywide Alternative Loan Trust, Series 2006-20CB, Class A9, 6.00%, 07/01/36	3,568,764
1,621,206	Countrywide Alternative Loan Trust, Series 2006-24CB, Class A13, (1 mo. LIBOR US + 0.350%), 2.63%, 06/25/36(h)	1,026,619
1,621,206	Countrywide Alternative Loan Trust, Series 2006-24CB, Class A14, (1 mo. LIBOR US + 7.150%), 4.87%, 06/25/36(h)	316,773
1,671,236	Countrywide Alternative Loan Trust, Series 2006-24CB, Class A15, 5.75%, 06/01/36	1,393,574
1,735,394	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A4, (1 mo. LIBOR US + 0.400%), 2.68%, 03/25/36(h)	1,050,908
4,874,581	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A6, 5.50%, 03/01/36	3,657,852
1,883,437	Countrywide Alternative Loan Trust, Series 2006-41CB, Class 1A10, 6.00%, 01/01/37	1,571,061
1,363,784	Countrywide Alternative Loan Trust, Series 2006-41CB, Class 1A4, 5.75%, 01/01/37	1,196,944
1,707,269	Countrywide Alternative Loan Trust, Series 2006-45T1, Class 2A2, 6.00%, 02/01/37	1,427,645
3,903,807	Countrywide Alternative Loan Trust, Series 2006-45T1, Class 2A5, 6.00%, 02/01/37	3,264,423
244,973	Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1A10, 5.50%, 05/01/36	225,564
695,012	Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1A2, (1 mo. LIBOR US + 0.400%), 2.68%, 05/25/36(h)	599,943
4,273,760	Countrywide Alternative Loan Trust, Series 2006-7CB, Class 2A1, 6.50%, 05/01/36	3,049,618
3,510,348	Countrywide Alternative Loan Trust, Series 2006-J7, Class 2A1, (Cost of Funds for the 11th District of San Franciso + 1.500%), 2.52%, 11/01/46(h)	2,476,748
7,164,917	Countrywide Alternative Loan Trust, Series 2006-OA14, Class 1A1, (12 mo. Federal Reserve Cumulative Average US + 1.730%), 3.68%, 11/01/46(h)	6,255,569
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
3,840,669	Countrywide Alternative Loan Trust, Series 2006-OA14, Class 2A1, (1 mo. LIBOR US + 0.190%), 2.47%, 11/25/46(h)	3,403,974
4,787,097	Countrywide Alternative Loan Trust, Series 2006-OA14, Class 3A1, (12 mo. Federal Reserve Cumulative Average US + 0.850%), 2.80%, 11/01/46(h)	4,264,647
3,542,495	Countrywide Alternative Loan Trust, Series 2006-OA18, Class A1, (1 mo. LIBOR US + 0.120%), 2.40%, 12/25/46(h)	3,422,191
5,469,944	Countrywide Alternative Loan Trust, Series 2006-OA21, Class A1, (1 mo. LIBOR US + 0.190%), 2.47%, 03/20/47(h)	4,683,313
1,304,265	Countrywide Alternative Loan Trust, Series 2006-OA3, Class 2A1, (1 mo. LIBOR US + 0.210%), 2.49%, 05/25/36(h)	1,128,454
6,843,665	Countrywide Alternative Loan Trust, Series 2006-OA6, Class 1A1A, (1 mo. LIBOR US + 0.210%), 2.49%, 07/25/46(h)	6,205,331
10,734,404	Countrywide Alternative Loan Trust, Series 2006-OA8, Class 1A1, (1 mo. LIBOR US + 0.190%), 2.47%, 07/25/46(h)	10,348,369
6,158,365	Countrywide Alternative Loan Trust, Series 2006-OC1, Class 1A1, (1 mo. LIBOR US + 0.230%), 2.51%, 03/25/36(h)	5,354,704
4,662,548	Countrywide Alternative Loan Trust, Series 2006-OC3, Class 1A1, (1 mo. LIBOR US + 0.180%), 2.46%, 04/25/46(h)	4,267,868
2,687,836	Countrywide Alternative Loan Trust, Series 2007-12T1, Class A22, 5.75%, 06/01/37	1,953,314
2,707,307	Countrywide Alternative Loan Trust, Series 2007-12T1, Class A5, 6.00%, 06/01/37	2,021,861
1,375,465	Countrywide Alternative Loan Trust, Series 2007-19, Class 1A34, 6.00%, 08/01/37	1,088,676
5,300,861	Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 09/01/37	3,652,374
5,045,885	Countrywide Alternative Loan Trust, Series 2007-25, Class 1A3, 6.50%, 11/01/37	3,732,606
1,353,221	Countrywide Alternative Loan Trust, Series 2007-9T1, Class 1A8, 6.00%, 05/01/37	973,236

68

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
936,673	Countrywide Alternative Loan Trust, Series 2007-J1, Class 3A4, STEP, 4.50%, 11/01/36	748,759
12,794,151	Countrywide Alternative Loan Trust, Series 2007-OA2, Class 1A1, (12 mo. Federal Reserve Cumulative Average US + 0.840%), 2.79%, 03/01/47(h)	10,710,868
985,465	Countrywide Alternative Loan Trust, Series 2007-OA3, Class 1A2, (1 mo. LIBOR US + 0.180%), 2.46%, 04/25/47(h)	244,644
2,912,240	Countrywide Alternative Loan Trust, Series 2007-OH2, Class A2A, (1 mo. LIBOR US + 0.240%), 2.52%, 08/25/47(h)	2,241,147
2,124,205	Countrywide Alternative Loan Trust, Series 2008-1R, Class 2A3, 6.00%, 08/01/37	1,680,233
1,839,568	Countrywide Alternative Resecuritization, Series 2006-22R, Class 2A1, 6.25%, 05/01/36	1,432,586
2,539,982	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-31, Class 2A3, 3.30%, 01/01/36(p)	2,425,954
665,576	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-J3, Class 2A4, 4.50%, 09/01/35	636,835
686,836	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-HYB1, Class 2A1, 3.48%, 03/02/36(p)	680,290
12,447,321	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA4, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.960%), 2.91%, 04/01/46(h)	6,536,828
3,825,692	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 3A1, (1 mo. LIBOR US + 0.200%), 2.48%, 04/25/46(h)	3,555,686
1,106,373	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-R2, Class AF1, (1 mo. LIBOR US + 0.420%), 2.70%, 07/25/36(g),(h)	1,061,809
2,494,788	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-21, Class 1A1, 6.25%, 02/01/38	2,041,248
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
59,319	Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 1A1, 4.50%, 10/01/21	56,393
3,169,370	Credit Suisse Mortgage Capital Certificates, Series 2006-9, Class 3A1, 6.00%, 11/01/36	2,746,160
7,025,598	Credit Suisse Mortgage Capital Certificates, Series 2009-12R, Class 3A1, 6.50%, 10/01/37(g)	4,241,760
106,896	Credit Suisse Mortgage Capital Certificates, Series 2010-20R, Class 9A1, 4.01%, 01/03/36(g),(p)	107,434
15,340,447	Credit Suisse Mortgage Trust Mortgage-Backed Trust, 0.00%, 02/01/47(g)	14,880,234
3,149,324	Credit Suisse Mortgage Trust Mortgage-Backed Trust, Series 2007-3, Class 1A1A, 5.84%, 04/01/37(p)	1,451,334
4,035,910	Credit Suisse Mortgage Trust, Series 2014-2R, Class 17A3, 4.57%, 04/01/37(g),(p)	3,328,806
7,000,000	Credit Suisse Mortgage Trust, Series 2015-4R, Class 1A4, (1 mo. LIBOR US + 0.150%), 2.37%, 10/27/36(g),(h)	4,967,565
1,530,099	Credit Suisse Mortgage Trust, Series 2015-6R, Class 5A1, (1 mo. LIBOR US + 0.180%), 2.58%, 03/27/36(g),(h)	1,509,012
12,047,482	Credit Suisse Mortgage Trust, Series 2015-6R, Class 5A2, (1 mo. LIBOR US + 0.180%), 2.58%, 03/27/36(g),(h)	6,690,334
56,714,600	Credit Suisse Mortgage Trust, Series 2017-1, 8.75%, 03/01/21(b),(g)	32,469,109
7,023,319	Credit Suisse Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 10A1, (1 mo. LIBOR US + 1.350%), 3.63%, 11/25/35(h)	2,576,012
2,435,213	Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA2, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.770%), 2.82%, 04/01/47(h)	2,321,048
738,323	GMACM Mortgage Corp. Loan Trust, Series 2005-AR6, Class 2A1, 3.98%, 11/01/35(p)	711,138
5,032,146	GSMPS Mortgage Loan Trust, Series 2005-RP1, Class 1AF, (1 mo. LIBOR US + 0.350%), 2.63%, 01/25/35(g),(h)	4,709,576

69

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
1,852,418	GSMPS Mortgage Loan Trust, Series 2006-RP1, Class 1AF1, (1 mo. LIBOR US + 0.350%), 2.63%, 01/25/36(g),(h)	1,645,020
598,351	GSR Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 4.18%, 01/01/35(p)	606,179
148,586	GSR Mortgage Loan Trust, Series 2006-4F, Class 1A1, 5.00%, 05/01/36	279,703
390,148	GSR Mortgage Loan Trust, Series 2006-9F, Class 9A1, 6.00%, 08/01/21	378,923
926,927	GSR Mortgage Loan Trust, Series 2006-AR1, Class 3A1, 4.00%, 01/01/36(p)	913,169
1,011,765	GSR Mortgage Loan Trust, Series 2007-4F, Class 3A1, 6.00%, 07/01/37	909,896
6,301,116	HarborView Mortgage Loan Trust, Series 2007-3, Class 2A1B, (1 mo. LIBOR US + 0.230%), 2.51%, 05/19/47(h)	5,188,989
3,406,434	HarborView Mortgage Loan Trust, Series 2007-4, Class 2A2, (1 mo. LIBOR US + 0.250%), 2.53%, 07/19/47(h)	3,042,266
1,100,987	Homebanc Mortgage Trust, Series 2006-1, Class 2A1, 3.53%, 04/01/37(p)	987,202
37,199,368	IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1, Class AXPP, 1.37%, 07/01/47(p)	1,336,871
5,108,281	IndyMac INDX Mortgage Loan Trust, Series 2006-AR33, Class 2A21, 3.93%, 01/01/37(p)	4,709,758
1,496,956	JPMorgan Alternative Loan Trust, Series 2007-A1, Class 1A3A, (1 mo. LIBOR US + 0.150%), 2.43%, 03/25/37(h)	1,938,507
2,831,065	JPMorgan Mortgage Trust, Series 2007-A5, Class 2A1, 2.46%, 10/01/37(p)	2,179,888
170,803	JPMorgan Mortgage Trust, Series 2007-S2, Class 2A3, 5.50%, 06/01/37	175,452
4,060,036	Lehman XS Trust, Series 2007-20N, Class A1, (1 mo. LIBOR US + 1.150%), 3.43%, 12/25/37(h)	3,772,326
3,619,037	MASTR Reperforming Loan Trust, Series 2006-2, Class 1A1, 4.40%, 05/01/36(g),(p)	3,258,808
2,238,401	MASTR Resecuritization Trust, Series 2008-3, Class A1, 2.55%, 08/25/37(b),(g),(p)	1,660,888
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
2,816,746	MCM_18-NPl1, 4.00%, 06/01/57(b),(g)	2,788,579
3,410,000	MCM_18-NPl1, 0.00%, 06/01/58(g)	613,800
3,924,139	Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR2, Class A2, (1 mo. LIBOR US + 0.210%), 2.49%, 04/25/37(h)	3,362,482
2,197,303	Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 3A1, 3.79%, 05/01/36(p)	2,010,860
795,246	Merrill Lynch Mortgage Investors, Inc., Series 2006-AF2, Class AF1, 6.25%, 10/01/36	659,287
7,344,991	Morgan Stanley Re-REMIC Trust, Series 2010-R5, Class 7B, STEP, 3.23%, 05/26/37(g)	6,427,776
2,870,263	Morgan Stanley Resecuritization Trust, Series 2015-R6, Class 3A, (1 mo. LIBOR US + 0.160%), 2.38%, 07/26/45(h)	2,669,639
5,162,903	Prime Mortgage Trust, Series 2006-DR1, Class 2A1, 5.50%, 05/01/35(g)	4,271,469
2,251,176	Prime Mortgage Trust, Series 2006-DR1, Class 2A2, 6.00%, 05/01/35(g)	1,803,480
990,354	Residential Accredit Loans, Inc., Series 2006-QS15, Class A1, 6.50%, 10/01/36	920,192
178,924	Residential Funding Mortgage Securities I, Series 2006-S11, Class A2, 6.00%, 11/01/36	166,903
4,088,568	Residential Funding Mortgage Securities I, Series 2006-SA2, Class 2A1, 4.89%, 08/01/36(p)	3,364,067
11,322,172	Seasoned Credit Risk Transfer Trust, Series 2017-3, Class B, 0.00%, 07/01/56(b),(g),(o)	1,052,169
19,287,538	Seasoned Credit Risk Transfer Trust, Series 2017-3, Class BIO, 1.23%, 07/01/56(b),(g),(p)	2,252,013
4,895,450	Seasoned Credit Risk Transfer Trust, Series 2018-2, Class BX, 2.22%, 11/01/57(g)	2,439,510
9,225,793	Seasoned Credit Risk Transfer Trust, Series 2018-3, Class BX, 0.05%, 08/01/57(g),(p)	2,835,021
2,403,716	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-11, Class 1A1, 3.96%, 05/01/35(p)	2,113,473
3,737,245	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-3, Class 4A, 3.87%, 04/01/36(p)	3,145,307

70

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
4,425,867	Structured Asset Mortgage Investments II Trust, Series 2006-AR5, Class 4A1, (1 mo. LIBOR US + 0.220%), 2.50%, 05/25/46(h)	2,563,845
2,766,425	Structured Asset Mortgage Investments II Trust, Series 2007-AR4, Class GA4B, (1 mo. LIBOR US + 0.180%), 2.46%, 09/25/47(h)	2,686,232
4,283,123	Structured Asset Securities Corp., Series 2005-RF3, Class 1A, (1 mo. LIBOR US + 0.350%), 2.63%, 06/25/35(g),(h)	3,857,785
1,427,950	Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-2, Class 3A3, 3.79%, 04/01/37(p)	1,204,435
528,270	Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-2, Class 4A1, 3.82%, 04/01/37(p)	439,933
1,251,380	Thornburg Mortgage Securities Trust, Series 2007-3, Class 4A1, (12 mo. LIBOR US + 1.250%), 4.28%, 06/25/47(h)	1,063,927
3,067,390	Voyager STICS Delaware Trust, Series 2009-1, Class CAA1, (1 mo. LIBOR US + 0.320%), 0.61%, 04/25/37(g),(h)	2,984,396
1,481,909	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-10, Class 2A6, 5.50%, 11/01/35	1,374,238
4,734,539	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-5, Class 3A3, STEP, 6.22%, 07/01/36	1,911,182
110,718	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR16, Class 1A1, 3.47%, 12/01/35(p)	111,113
1,409,456	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 2A2, 3.54%, 07/01/37(p)	1,162,097
3,552,373	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA4, Class 1A, (12 mo. Federal Reserve Cumulative Average US + 0.770%), 2.72%, 05/01/47(h)	3,351,372
1,973,345	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, (12 mo. Federal Reserve Cumulative Average US + 0.960%), 2.91%, 08/01/46(h)	1,468,137
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
12,608,434	Wells Fargo Alternative Loan Trust, Series 2007-PA1, Class A2, (1 mo. LIBOR US + 6.680%), 4.40%, 03/25/37(h)	1,353,014
397,824	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A3, 4.62%, 04/01/36(p)	396,869
4,067,596	Wells Fargo Mortgage Backed Securities Trust, Series 2008-AR1, Class A2, 3.97%, 03/01/38(p)	3,533,210
		382,337,791
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.8%
1,700,422	Bayview Commercial Asset Trust, Series 2005-4A, Class M2, (1 mo. LIBOR US + 0.470%), 2.75%, 01/25/36(g),(h)	1,603,592
1,450,612	Bayview Commercial Asset Trust, Series 2005-4A, Class M3, (1 mo. LIBOR US + 0.500%), 2.78%, 01/25/36(g),(h)	1,361,689
1,935,596	Bayview Commercial Asset Trust, Series 2006-2A, Class B1, (1 mo. LIBOR US + 0.870%), 3.15%, 07/25/36(g),(h)	1,886,477
7,628,500	Bayview Commercial Asset Trust, Series 2007-5A, Class A4, (1 mo. LIBOR US + 1.500%), 3.78%, 10/25/37(g),(h)	4,997,591
10,127,000	Bayview Commercial Asset Trust, Series 2007-6A, Class A4A, (1 mo. LIBOR US + 1.500%), 3.78%, 12/25/37(g),(h)	7,724,594
2,000,000	Commercial Mortgage Trust, Series 2014-PAT, Class E, (1 mo. LIBOR US + 3.150%), 5.43%, 08/13/27(g),(h)	2,021,186
4,482,000	Commercial Mortgage Trust, Series 2014-PAT, Class F, (1 mo. LIBOR US + 2.441%), 4.72%, 08/13/27(g),(h)	4,500,863
941,000	GAHR Commercial Mortgage Trust, Series 2015-NRF, Class FFX, 3.38%, 12/01/34(g),(p)	925,763
4,302,000	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2006-3A, Class M1, (1 mo. LIBOR US + 0.290%), 2.57%, 12/25/36(g),(h)	3,753,179
3,881,000	Velocity Commercial Capital Loan Trust, Series 2016-1, Class M5, 8.10%, 04/01/46(g),(p)	4,216,740
3,055,000	Velocity Commercial Capital Loan Trust, Series 2017-1, Class M6, 7.95%, 05/01/47(g),(p)	2,671,720

71

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
4,074,671	Velocity Commercial Capital Loan Trust, Series 2018-2, Class M4, 5.32%, 10/02/48(g),(p)	4,074,380
993,822	Velocity Commercial Capital Loan Trust, Series 2018-2, Class M5, 6.36%, 10/02/48(g),(p)	988,711
		40,726,485
Total Non-Agency Mortgage-Backed Securities (Cost $441,140,849)		423,064,276
U.S. GOVERNMENT SPONSORED AGENCY MORTGAGE-BACKED SECURITIES — 0.9%
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.9%
3,223,880	Fannie Mae Connecticut Avenue Securities, Series 2016-C02, Class 1M2, 8.28%, 09/25/28(h)	3,765,805
6,138,160	Fannie Mae Connecticut Avenue Securities, Series 2017-C01, Class 1B1, 8.03%, 07/25/29(h)	7,401,315
11,500,000	Fannie Mae Connecticut Avenue Securities, Series 2017-C01, Class 1M2, 5.83%, 07/25/29(g),(h)	12,454,560
2,000,000	Fannie Mae Connecticut Avenue Securities, Series 2017-C03, Class 1B1, 7.13%, 10/25/29(h)	2,271,665
909,422	Fannie Mae Connecticut Avenue Securities, Series 2017-C03, Class 1M2, 5.28%, 10/25/29(h)	972,364
4,750,000	Freddie Mac Structured Agency Credit Risk Program, Series 2017-DNA1, Class B1, 7.23%, 07/25/29(h)	5,380,896
1,373,333	Freddie Mac Structured Agency Credit Risk Program, Series 2017-DNA1, Class B2, 12.28%, 07/25/29(h)	1,390,887
6,000,000	Freddie Mac Structured Agency Credit Risk Program, Series 2017-DNA1, Class M2, 5.53%, 07/25/29(h)	6,535,760
3,000,000	Freddie Mac Structured Agency Credit Risk Program, Series 2018-DNA1, Class B1, 5.43%, 07/25/30(h)	2,950,931
2,000,000	Freddie Mac Structured Agency Credit Risk Program, Series 2018-SPI2, Class M2, 3.82%, 05/01/48(g),(p)	1,832,190
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $40,851,175)		44,956,373
Principal Amount		Value
U.S. GOVERNMENT AGENCIES — 31.9%
Federal Home Loan Bank — 31.9%
$39,000,000	2.05%, 11/01/18(q)	39,000,000
137,000,000	2.15%, 11/02/18(q)	136,991,643
369,100,000	2.06%, 11/05/18(q)	369,010,678
68,000,000	2.18%, 11/06/18(q)	67,979,396
159,000,000	2.16%, 11/07/18(q)	158,942,283
42,125,000	2.18%, 11/09/18(q)	42,104,612
335,000,000	2.13%, 11/14/18(q)	334,736,355
43,000,000	2.19%, 11/16/18(q)	42,960,956
80,000,000	2.19%, 11/21/18(q)	79,903,120
141,000,000	2.20%, 12/04/18(q)	140,711,796
52,000,000	2.19%, 12/11/18(q)	51,871,144
50,000,000	2.20%, 12/17/18(q)	49,857,550
169,000,000	2.20%, 12/18/18(q)	168,508,041
Total U.S. Government Agencies (Cost $1,682,602,882)		1,682,577,574
U.S. GOVERNMENT SECURITIES — 9.8%
U.S. Treasury Bills — 9.8%
64,400,000	2.05%, 11/01/18(q)	64,400,000
305,000,000	2.00%, 11/08/18(q)	304,876,051
116,000,000	2.10%, 11/15/18(q)	115,904,702
20,000,000	2.11%, 11/23/18(q)	19,973,707
1,000,000	2.05%, 11/29/18(q)	998,319
8,000,000	2.14%, 12/18/18(q)	7,977,649
3,000,000	2.18%, 01/31/19(q)	2,982,653
Total U.S. Government Securities (Cost $517,123,169)		517,113,081

Shares
CASH SWEEP — 5.1%
UNITED STATES — 5.1%
267,724,183	Citibank - US Dollars on Deposit in Custody Account, 0.12%(r)	267,724,183
Total Cash Sweep (Cost $267,724,183)		267,724,183
TOTAL INVESTMENTS — 96.9% (Cost $5,161,183,959)		5,112,125,906
OTHER ASSETS IN EXCESS OF LIABILITIES — 3.1%		161,548,004
NET ASSETS — 100.0%		$5,273,673,910

72

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Contracts
CALL OPTIONS WRITTEN — (0.1)%
(52,000)	iShares China Large-Cap ETF, Strike $44.00, Expires 12/21/18, (Notional amount $228,800,000)	$(884,000)
(30,000)	iShares MSCI Emerging Markets ETF, Strike $45.00, Expires 12/21/18, (Notional amount $135,000,000)	(150,000)
(12,000)	iShares Russell 2000 ETF, Strike $164.00, Expires 12/21/18, (Notional amount $196,800,000)	(708,000)
(850)	S&P 500 Index, Strike $2,830.00, Expires 12/21/18, (Notional amount $240,550,000)	(1,836,000)
Total Call Options Written (Premiums received $(3,774,915))		(3,578,000)

Units
STRUCTURED OPTIONS — (0.2)%
Equity Options — (0.2)%
100,000,000(s )	Absolute Dispersion Option on Stock Basket, One purchased call strike of 22.7%, Expires 01/09/19, Broker Societe Generale(Notional amount $100,000,000)(t)	2,120,000
(7,032)	Euro DAKK 50 Index, One purchased call strike 5,745.35 (Notional amount $1,604,000), One written put strike 5,290.28 (Notional amount $936,000), 566 DAXK SHORT PUT 5290.28 12/28/18 Expires 12/28/18, Broker Goldman Sachs International	(1,024,681)
327,225	Euro STOXX 50 Dividend Index Option, One purchased put strike 110.00 (Notional amount $36,000,000), Expires 12/20/19, Broker UBS AG	29,279
660,000	Euro STOXX 50 Dividend Index Option, One purchased put strike 115.00 (Notional amount $660,000), 579 DEDZ9 OTC EP 115 12/20/19 Expires 12/20/19, Broker BNP Paribas SA	456,137
5,505	Euro STOXX 50 Index, One purchased call strike 2,725,10, Expires 12/21/18, Broker Goldman Sachs International(Notional amount $15,000,000)	2,594,473
Units		Value
Equity Options (continued)
2,815	Euro STOXX 50 Index, One purchased call strike 2,797.2047, Expires 12/21/18, Broker JPMorgan Chase Bank N.A.(Notional amount $7,875,000)	$1,128,958
46,800	Euro STOXX 50 Index, One purchased call strike 3,269.2020 Euro STOXX 50 Index, One purchased call strike 3,269.2020 (Notional amount $150,000,000) One written put strike 3,076.8960 (Notional amount $50,000,000), Expires 12/21/18, Broker JPMorgan Chase Bank N.A.	$1,229,688
29,672	Euro STOXX 50 Pr, One purchased call strike 3,437.60 (Notional amount $50,000,000), One written put strike 3,370.20 (Notional amount $50,000,000), Euro STOXX 50 Pr, One purchased call strike 3,437.60 (Notional amount $50,000,000), One written put strike 3,370.20 (Notional amount $50,000,000), Expires 12/21/18, Broker Bank of America N.A.	(2,639,847)
(5,996)	FTSE MIB Index, One purchased call strike of 20,399.73 and strike of 21,371.14 (Notional amount $ 116,500,000), 583 FTSEMIB OTC EC 21371.14 01/16/19 Expires 1/16/19, Broker JPMorgan Chase Bank N.A.	896,973
6,448	FTSE MIB Index, One purchased call strike of 21,299.78 (Notional amount $ 133,333,000), Expires 11/30/18, Broker JPMorgan Chase Bank N.A.	99,532
48,102	IBEX 35 Index, One purchased call strike 10,498.595 (Notional amount $505,000,000), One written call strike 10,914.381 (Notional amount $525,000,000), One written put strike 10,394.649 with a barrier level strike of 8,523.612 (9,620 contracts) (Notional amount $100,000,000), Expires 02/14/19, Broker Credit Suisse International(u)	(10,124,976)

73

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Units		Value
Equity Options (continued)
18,181	IBEX 35 Index, One purchased call strike of 9,635 (Notional amount $ 173,000,000), Expires 11/02/18, Broker UBS AG	$0
(390,478)	One purchased call strike of the Korea KOSPI 200 Index strike 292.59 (Notional $65,500,000), One written put strike of the iShares MSCI South Korea Index strike 64.024 (Notional $25,000,000), Expires 01/02/19, Broker Societe Generale	(1,764,340)
(580,967)	One purchased call strike of the Korea KOSPI 200 Index strike 301.07 (Notional $50,000,126), One written put strike of the iShares MSCI South Korea Index strike 62.11 (Notional $46,501,881), Expires 01/02/19, Broker UBS AG	(4,129,646)
27,656	S&P 500 Index, One purchased call strike 2,766.12 (Notional amount $75,000,000), One written call strike 2,467.81 (Notional amount $75,000,000), Expires 12/20/18, Broker Goldman Sachs International	1,233,676
0	S&P 500 Index, One purchased call strike 2,783.472 (Notional amount $225,000,000), One written put strike 2,567.28 (Notional amount $75,000,000), 584 SPX OTC EC 2567.28 12/14/18 -BNP Expires 12/14/18, Broker BNP Paribas SA	1,064,951
36,641	S&P 500 Index, One purchased call strike 2,783.75 (Notional amount $101,000,000), One written put strike 2,510.83 (Notional amount $92,000,000), Expires 06/20/19, Broker UBS AG	368,269
71,963	S&P 500 Index, One purchased call strike 2,806,99 (Notional amount $200,000,000), One written put strike 2,556.86 (Notional $200,000,000), Expires 12/31/18, Broker BNP Paribas SA	(168,750)
Units		Value
Equity Options (continued)
363,650	S&P 500 Index, One purchased call strike 2,960.00 (Notional amount $999,877,000), One written put strike 2,500.00 (Notional amount $99,987,000), 582 SPX OTC EC 2960 01/18/19 Expires 1/18/19, Broker JPMorgan Chase Bank N.A.	$1,782,202
(1,000,000)	S&P 500 Index, One written call strike 16.10 (Notional amount $1,000,000), Expires 12/21/18, Broker Societe Generale(Notional amount $1,610,000)	(994,196)
68,770	Topix, One purchased call strike 1,744.95 (Notional amount $1,671,600) 569 TPX INDEX Long Call 1744.95 12/20/18. One put strike 1640.25 Expires 12/20/18, Broker Goldman Sachs International	(2,379,414)
		(10,221,712)
Foreign Currency Options — 0.0%
250,000,000	CHF/BRL foreign exchange rate, One written call strike 4.0000 (Notional amount CHF 50,000,000), One purchased call strike 3.3000 (Notional amount CHF 250,000,000), Expires 03/11/20, Broker JPMorgan Chase Bank N.A.	(2,899,717)
Total Structured Options (Premiums paid $30,530,266)		$(13,121,429)

		Unrealized Appreciation/ (Depreciation)
SWAP AGREEMENTS
Total Return Swaps
Total return swap with Barclays Capital, Inc. receiving total return of the Barclays Japan Value Equity ER JPY Index over the initial equity level of 280.802600 and paying fixed interest rate of 0.45% at expiration date expiring 08/08/19 (Notional amount JPY 15,335,983,174)		$(5,397,017)

74

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Unrealized Appreciation/ (Depreciation)
Total Return Swaps (continued)
Total return swap with Barclays Capital, Inc. receiving total return of the Barclays Japan Value Equity ER JPY Index over the initial equity level of 289.668000 and paying fixed interest rate of 0.45% at expiration date expiring 08/08/19 (Notional amount JPY 15,853,833,212)	$(8,264,997)
Total return swap with Barclays Capital, Inc. receiving total return of the Shiller Barclays CAPE US Mid-Month Sector ER Index over the initial equity level of 592.397800 and paying fixed interest rate of 0.45% at expiration date expiring 08/27/19 (Notional amount $357,282,222)	(22,327,206)
Total return swap with BNP Paribas SA based on a basket of indices, receiving an amount if the price return is over the basket level on valuation date and paying a floating amount of 0.30% with quarterly payments until expiration date, expiring 07/30/19 (Notional amount EUR 100,000,000)(v)	1,766,766
Total return swap with BNP Paribas SA based on a basket of indices, receiving an amount if the price return is over the basket level on valuation date and paying a floating amount of 0.30% with quarterly payments until expiration date, expiring 03/25/19 (Notional amount EUR 100,000,000)(v)	(7,145,536)
Total return swap with BNP Paribas SA based on a basket of indices, receiving an amount if the price return is over the target spread of 131.2557 and paying an amount if the price return under the target spread of 187.6225 with quarterly payments until expiration date, expiring 10/08/19 (Notional amount EUR 17,000,000)	(1,396,108)
Total return swap with BNP Paribas SA based on a basket of indices, receiving an amount if the price return is over the target spread of 131.6220 and paying an amount if the price return is under the target spread of 179.4436 with quarterly payments until expiration date, expiring 05/08/19 (Notional amount EUR 16,875,000)	(2,115,148)
Unrealized Appreciation/ (Depreciation)
Total Return Swaps (continued)
Total return swap with BNP Paribas SA based on a basket of indices, receiving an amount if the price return is over the target spread of 131.6220 and paying an amount if the price return is under the target spread of 179.7919 with quarterly payments until expiration date, expiring 02/27/19 (Notional amount EUR 40,651,000)(x)	$(7,367,743)
Total return swap with Macquarie Bank Ltd. receiving total return of the Macquarie Custom Basket MQCP275 Index over the initial equity level of 329.9732-363.4712 and paying fixed interest rate of 0.15% with monthly payments until expiration, expiring 02/15/19 (Notional amount $450,000,000)(w)	(22,998,352)
(75,245,341)
Variance Swaps
Conditional Variance swap with Citibank N.A. difference between Russell 2000 Index and S&P 500 Index over the volatility strike price of 1.25 with a condition that knockout level is between 70% and 115% at expiration date, expiring 6/21/19 (Vega notional amount $500,000)	313,505
Conditional Variance swap with JPMorgan Chase Bank N.A. difference between Russell 2000 Index and S&P 500 Index over the volatility strike price of 19 with a condition that knockout level is between 70% and 115% and under the volatility strike price of 17.55 with a condition that knockout level is expiring 6/21/19 (Vega notional amount $500,000)	337,461
Conditional Variance swap with UBS AG receiving variance of difference between S&P/ASX 200 Index and Nikkei 225 Index over the volatility strike price of 334.9 with a condition that knockout level is between 70% and 115% of initial index level with a knockout level of 120% at expiration date, expiring 12/13/19 (Vega notional amount $800,000)	1,949,761

75

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Unrealized Appreciation/ (Depreciation)
Variance Swaps (continued)
Conditional Variance swap with UBS AG receiving variance of difference between S&P/ASX 200 Index and Nikkei 225 Index over the volatility strike price of 357.21 with a condition that knockout level is between 70% and 115% of initial index level with a knockout level of 120% at expiration date, expiring 12/13/19 (Vega notional amount $500,000)	$1,206,642
Variance swap with Barclays Capital, Inc. paying variance of Shiller Barclays CAPE US Sector Risk Controlled 10% USD Total Return Index (BXIIC10T) Index over the target volatility of 11 and receiving variance of the BXIIC10T Index under the target volatility of 11 at expiration date, expiring 03/01/19 (Vega notional amount $500,000)	160,682
Variance swap with BNP Paribas based on receiving an amount if the volatility of AUD/JPY foreign exchange rate is over 11.10 and paying an amount if the volatility of S&P/ASX 200 Index is under 14.85 at expiration date, expiring 12/20/18 (notional amount AUD 500,000)	409,922
Variance swap with BNP Paribas receiving an amount if the volatility of AUD/JPY foreign exchange rate is over 11.75 and paying an amount if the volatility of S&P/ASX 200 Index is under 16.30 at expiration date, expiring 06/20/19 (Vega notional amount AUD 750,000)	568,493
Variance swap with BNP Paribas receiving an amount if the volatility of AUD/JPY foreign exchange rate is over 13.3675 and paying an amount if the volatility of S&P/ASX 200 Index is under 17.1175 at expiration date, expiring 12/20/18 (Vega notional amount $500,000)	741,255
Variance swap with BNP Paribas receiving an amount if the volatility of AUD/JPY Index foreign exchange rate is over 11.25 and paying an amount if the volatility of S&P/ASX 200 Index is under 15.60 at expiration date, expiring 12/20/18 (Vega notional amount AUD 750,000)	779,608
Unrealized Appreciation/ (Depreciation)
Variance Swaps (continued)
Variance swap with BNP Paribas receiving an amount if the volatility of AUD/USD foreign exchange rate is over 10.95 and paying an amount if the volatility of S&P/ASX 200 Index is under 16.95 at expiration date, expiring 06/21/18 (Vega notional amount AUD 630,000)	$988,130
Variance swap with BNP Paribas receiving variance of the Barclays Bank Plc over the target volatility of 10.9 and paying variance of the Shiller Barclays Cape US total return Index under the target volatility of 10.9 at expiration date, expiring 07/31/19 (Vega notional amount $500,000)	(412,844)
Variance swap with BNP Paribas receiving variance of the Barclays Bank plc over the target volatility of 408.04 and paying variance of the S&P 500 Index under the target volatility of 20.20 at expiration date, expiring 03/15/19 (Notional amount $50,000,000)	(536,344)
Variance swap with BNP Paribas SA paying variance of the Hang Seng China Enterprises Index over the target volatility of 25.65 and receiving variance of the Hang Seng China Enterprises Index under the target volatility of 25.65 at expiration date, expiring 12/28/18 (Vega notional amount HKD 3,900,000)	2,254,460
Variance swap with Goldman Sachs International paying variance of the Goldman Sachs Momentum Builder Multi Asset 5 Index over the target volatility of 6.15 and receiving variance of the Goldman Sachs Momentum Builder Multi Asset 5 Index under the target volatility of 6.15 at expiration date, expiring 05/10/19 (Vega notional amount $3,000,000)	1,053,576
Variance swap with Goldman Sachs International paying variance of the Goldman Sachs Momentum Builder Multi Asset 5 Index over the target volatility of 6.20 and receiving variance of the Goldman Sachs Momentum Builder Multi Asset 5 Index under the target volatility of 6.20 at expiration date, expiring 11/09/18 (Vega notional amount $3,000,000)	2,264,256

76

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Unrealized Appreciation/ (Depreciation)
Variance Swaps (continued)
Variance swap with JPMorgan Chase Bank N.A. paying an amount if the volatility of AUD/USD foreign exchange rate is over 9.69 and receiving an amount if the volatility of S&P/ASX 200 Index is under 15.8 at expiration date, expiring 06/20/19 (Vega notional amount AUD 1,000,000)	$1,289,961
Variance swap with JPMorgan Chase Bank N.A. paying variance of the NASDAQ 100 Index over the target volatility of 27.15 and receiving variance of the NASDAQ 100 Index under the target volatility of 27.15 at expiration date, expiring 03/15/19 (Notional amount $50,000,000)	361,755
Variance swap with JPMorgan Chase Bank N.A. paying variance of the S&P 500 Index over the target volatility of 33.05 and receiving variance of the S&P 500 Index under the target volatility of 33.05 at expiration date, expiring 12/20/19 (Vega notional amount $500,000)	6,319,668
Variance swap with JPMorgan Chase Bank N.A. paying variance of the SPX Index over the target volatility of 13.60 and receiving variance of the SPX Index under the target volatility of 13.60 at expiration date, expiring 03/15/19 (Notional amount $100,000,000)	105,060
Variance swap with Societe Generale paying variance of the Hang Seng China Enterprises Index over the target volatility of 25.65 and receiving variance of the Hang Seng China Enterprises Index under the target volatility of 25.65 at expiration date, expiring 12/28/18 (Vega notional amount HKD 3,899,275)	2,243,865
Variance swap with Societe Generale receiving an amount if the volatility of AUD/JPY foreign exchange rate is over 12.5 and paying an amount if the volatility of S&P 500 Index is under 17.6 at expiration date, expiring 12/21/18 (Vega notional amount AUD 660,000)	(456,940)
Unrealized Appreciation/ (Depreciation)
Variance Swaps (continued)
Variance swap with Societe Generale receiving an amount if the volatility of AUD/USD foreign exchange rate is over 9.8 and paying an amount if the volatility of S&P/ASX 200 Index is under 16.00 at expiration date, expiring 06/21/19 (Vega notional amount $1,288,000)	$907,904
Variance Swap with Societe Generale receiving an amount if the volatility of the Hang Seng China Enterprises Index (“HSCEI”) over the volatility strike price of 23.35 and paying an amount if the volatility of S&P 500 Index is under 18.35 at expiration date, expiring 12/20/19 (Vega notional amount $500,000)	65,000
Variance Swap with Societe Generale receiving an amount if the volatility of the Korea KOSPI 200 Index over the volatility strike price of 19.90 and paying an amount if the volatility of Korea KOSPI 200 Index is under 19.90 at expiration date, expiring 12/13/18 (Vega notional amount KRW 812,250,000)	2,740,211
Variance Swap with Societe Generale receiving variance of difference between Hang Seng China Enterprises Index (“HSCEI”) and S&P 500 Index (“SPX”) over the volatility strike price of 4.2 with a condition that knockout level is between 65% and 115% of initial index level at expiration date expiring 12/21/18 (Vega notional amount $1,000,000)	2,240,000
Variance swap with Societe Generale receiving variance of the S&P 500 Index over the target volatility of 19.00 and paying variance of the S&P 500 Index under the target volatility of 19.00 at expiration date, expiring 12/21/18 (Vega notional amount $1,000,000)	3,056,599
Variance swap with Societe Generale receiving variance of the S&P 500 Index over the target volatility of 19.2 and paying variance of the S&P 500 Index under the target volatility of 19.2 at expiration date, expiring 12/21/18 (Vega notional amount $1,000,000)	3,183,160

77

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Unrealized Appreciation/ (Depreciation)
Variance Swaps (continued)
Variance swap with Societe Generale receiving variance of the S&P 500 Index over the target volatility of 21.7 and paying variance of the S&P 500 Index under the target volatility of 21.7 at expiration date, expiring 12/21/18 (Notional amount $50,000,000)	$(518,581)
Variance swap with Societe Generale receiving variance of the S&P 500 Index over the target volatility of 21.9 and paying variance of the S&P 500 Index under the target volatility of 21.9 at expiration date, expiring 03/15/19 (Notional amount $50,000,000)	204,256
Variance swap with Societe Generale receiving variance of the S&P 500 Index over the target volatility of 22.2 and paying variance of the S&P 500 Index under the target volatility of 22.2 at expiration date, expiring 04/18/19 (Notional amount $50,000,000)	(47,021)
Variance swap with Societe Generale receiving variance of the S&P 500 Index over the target volatility of 22.2 and paying variance of the S&P 500 Index under the target volatility of 22.2 at expiration date, expiring 01/18/19 (Notional amount $50,000,000)	(157,418)
Variance swap with UBS AG receiving an amount if the volatility of AUD/USD foreign exchange rate is over 10.90 and paying an amount if the volatility of S&P/ASX Index is under 17.40 at expiration date, expiring 12/19/19 (Notional amount $70,000,000)	(164,114)
Variance swap with UBS AG receiving an amount if the volatility of AUD/USD foreign exchange rate is over 9.375 and paying an amount if the volatility of S&P/ASX Index is under 15.35 at expiration date, expiring 12/20/18 (Vega notional amount $1,000,000)	1,497,288
Variance swap with UBS AG receiving receiving an amount if the volatility of AUD/JPY foreign exchange rate is over 12.4 and paying an amount if the volatility of S&P 500 Index is under 17.7 at expiration date, expiring 12/21/18 (Vega notional amount AUD 600,000)	(352,684)
Unrealized Appreciation/ (Depreciation)
Variance Swaps (continued)
Variance swap with UBS AG receiving variance of the Franklin Floating Rate Fund over the target volatility of 4.00 and paying variance of the Franklin Floating Rate Fund under the target volatility of 4.00 at expiration date, expiring 12/28/18 (Vega notional amount $62,500)	$855,526
Variance Swap with UBS AG receiving variance of the Korean Stock Exchange Index over the initial equity level of 15.20 and paying variance of the S&P 500 Index under the initial equity level of 15.35 at expiration date, expiring 12/13/18 (Vega notional amount $750,000)	(435,957)
Volatility swap with UBS AG receiving an amount if the volatility of the XAUUSD rate is over 11.15 and paying an amount if the volatility of the XAUUSD rate is under 11.15 at expiration, expiring 04/23/18 (Notional amount $500,000)	(99,420)
34,916,681
Volatility Swaps
Volatility swap with BNP Paribas SA based on the Russell 2000 Index receiving an amount if the final realized volatility is over the target strike price of 19.75 and paying an amount if the final realized volatility is under the target strike price of 19.75 at expiration date, expiring 12/21/18 (Notional amount $500,000)	(1,213,115)
Volatility swap with BNP Paribas SA based on the S&P 500 Index receiving an amount if the final realized volatility is over the target strike price of 17.00 and paying an amount if the final realized volatility is under the target strike price of 17.00 at expiration date, expiring 12/21/18 (Notional amount $500,000)	814,013
Volatility swap with BNP Paribas SA receiving an amount if the volatility of Russell 2000 Index is over 21.20 and paying an amount if the volatility of S&P 500 Index is under 19 at expiration date, expiring 12/21/18 (Notional amount $5,000,000)	11,499

78

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Unrealized Appreciation/ (Depreciation)
Volatility Swaps (continued)
Volatility swap with Citigroup, Inc. receiving an amount if the volatility of the GOLDLNPM index is over 11.3 and paying an amount if the volatility of the GOLDLNPM index is under 11.3 at expiration, expiring 07/26/19 (Notional amount $500,000)	$(173,124)
Volatility swap with Citigroup, Inc., receiving an amount if the volatility of USD/CHF foreign exchange rate is over 7.65 and paying an amount if the volatility of USD/CHF foreign exchange rate is under 7.65 at expiration date, expiring 4/26/19 (Notional amount $1,000,000)	(1,579,403)
Volatility swap with Citigroup, Inc., receiving an amount if the volatility of USD/EUR foreign exchange rate is over 7.8 and paying an amount if the volatility of USD/EUR foreign exchange rate is under 7.8 at expiration date, expiring 7/1/19 (Notional amount $1,000,000)	(515,221)
Volatility swap with Goldman Sachs International receiving an amount if the volatility of AUD/JPY foreign exchange rate is over 11.20 and paying an amount if the volatility of AUD/JPY foreign exchange rate is under 11.20 at expiration date, expiring 01/23/20 (Vega notional amount AUD 1,250,000)	(155,072)
Volatility swap with JPMorgan Chase Bank N.A. receiving an amount if the volatility of Nikkei 225 Index is over 18.00 and paying an amount if the volatility of S&P 500 Index is under 18 at expiration date, expiring 12/20/19 (Notional amount $500,000)	529,951
Volatility swap with Societe Generale receiving an amount if the volatility of HSCEI Index is over 21.30 and paying an amount if the volatility of S&P 500 Index is under 16.85 at expiration date, expiring 12/20/19 (Vega notional amount $1,000,000)	0
Unrealized Appreciation/ (Depreciation)
Volatility Swaps (continued)
Volatility swap with Societe Generale receiving an amount if the volatility of HSCEI Index is over 21.35 and paying an amount if the volatility of S&P 500 Index is under 16.40 at expiration date, expiring 06/19/20 (Vega notional amount $1,000,000)	$(930,000)
Volatility swap with Societe Generale receiving an amount if the volatility of HSCEI Index is over 21.70 and paying an amount if the volatility of S&P 500 Index is under 17.55 at expiration date, expiring 12/20/19 (Vega notional amount $1,000,000)	80,000
Volatility swap with Societe Generale receiving an amount if the volatility of HSCEI Index is over 21.70 and paying an amount if the volatility of SPX Index is under 17.00 at expiration date, expiring 12/18/19 (Notional amount $100,000,000)	(1,120,001)
Volatility swap with Societe Generale receiving an amount if the volatility of Nikkei 225 Index is over 17.90 and paying an amount if the volatility of S&P 500 Index is under 17.20 at expiration date, expiring 06/19/20 (Notional amount $1,000,000)	(400,000)
Volatility swap with Societe Generale receiving an amount if the volatility of Nikkei 225 Index is over 17.90 and paying an amount if the volatility of S&P 500 Index is under 17.70 at expiration date, expiring 12/20/19 (Vega notional amount $500,000)	240,000
Volatility swap with Societe Generale receiving an amount if the volatility of Nikkei 225 Index is over 18.20 and paying an amount if the volatility of S&P 500 Index is under 17.15 at expiration date, expiring 12/20/19 (Notional amount $1,000,000)	(310,000)
Volatility swap with UBS AG receiving an amount if the volatility of AUD/USD foreign exchange rate is over 8.325 and paying an amount if the volatility of USD/CAD foreign exchange rate is under 7.125 at expiration date, expiring 01/09/19 (Vega notional amount $1,000,000)	(292,273)

79

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Unrealized Appreciation/ (Depreciation)
Volatility Swaps (continued)
Volatility swap with UBS AG receiving an amount if the volatility of HSCEI Index is over 22.60 and paying an amount if the volatility of S&P 500 Index is under 18.00 at expiration date, expiring 12/30/20 (Notional amount $100,000,000)	$(949,135)
Volatility swap with UBS AG receiving an amount if the volatility of Nikkei 225 Index is over 18.50 and paying an amount if the volatility of S&P 500 Index is under 17.10 at expiration date, expiring 12/13/19 (Notional amount $500,000)	(192,598)
Volatility swap with UBS AG receiving an amount if the volatility of the XAUEUR rate is over 9.3 and paying an amount if the volatility of the XAUEUR rate is under 9.3 at expiration, expiring 01/10/19 (Notional amount EUR 500,000)	(38,807)
Volatility swap with UBS AG receiving an amount if the volatility of the XAUUSD rate is over 10.475 and paying an amount if the volatility of the XAUUSD rate is under 10.475 at expiration, expiring 01/10/19 (Notional amount $500,000)	(216,671)
Volatility swap with UBS AG receiving an amount if the volatility of the XAUUSD rate is over 10.55 and paying an amount if the volatility of the XAUUSD rate is under 10.55 at expiration, expiring 11/26/18 (Notional amount $500,000)	(136,447)
(6,546,404)
$(46,875,064)

(a)	Non-income producing security.
(b)	This security is considered either fully or partially illiquid. These securities, or portions thereof, have a value of $222,708,932 or 4.22% of net assets. Included in this amount are securities which are also exempt from registration under Rule 144A of the Securities Act of 1933, as amended (see (f) below) that amount to $169,240,969 or 3.21% of net assets.
(c)	Level 3 fair valued security under procedures established by the Fund’s Board of Directors. The aggregate value of fair valued securities is $302,685, which is 0.01% of net assets.
(d)	Principal amount denoted in British Pounds.
(e)	Variable rate security. Rate shown is the rate in effect as of
October 31, 2018.
(f)	Security offered and sold outside of the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Directors except those also included in footnote (c) above.
(g)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The aggregate value is $686,977,844, which is 13.03% of net assets. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors except those also included in footnote (b) above.
(h)	Floating rate security. Rate shown is the rate in effect as of October 31, 2018.
(i)	Principal amount denoted in Euros.
(j)	Investment in non-U.S. Dollars. Principal amount reflects local currency.
(k)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer.
(l)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2018
(m)	Principal amount denoted in Swiss Francs.
(n)	Issuer filed for bankruptcy and/or is in default of interest payments.
(o)	Zero coupon bond. The rate represents the yield at time of purchase.
(p)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2018.
(q)	The rate represents the annualized yield at time of purchase.
(r)	The rate shown represents the current yield as of October 31, 2018.
(s)	Number of units is not applicable to this derivative and therefore notional amount is disclosed.
(t)	The following table represents the individual positions underlying the basket structured options with Societe Generale, as of October 31, 2018, expiration date January 09, 2019:

Reference Entity — Long

Advanced Micro Devices, Inc.

Alexion Pharmaceutical, Inc.

Alibaba Group Holding Ltd- ADR

Alphabet, Inc. - Class C

Amazon.com, Inc.

Bank of America Corp.

Barrick Gold Corp.

ConocoPhillips Co.,

Energen Corp.

Facebook, Inc. - Class A

Incyte Corp.

Morgan Stanley

Mylan N.V.

Symantec Corp.

Transocean Ltd.

80

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Western Digital Corp.

WPX Energy, Inc.

(u)	Number of contracts are shown parenthetically for any leg of Structured Option which has a different number of contracts than the amount shown under contracts column.
(v)	The following percentage represents the individual long position underlying the basket swap with BNP Paribas SA, as of October 31, 2018, expiration date March 25, 2019 are 40% Base Metals (10% nickel, 10% aluminum, 10% zinc, 10% copper), 40% Oil and 20% Gold.
(w)	The following percentage represents the individual long position underlying the basket swap with Macquarie Bank Ltd., as of October 31, 2018, expiration date Febru-
ary 15, 2019 are 60% Base Metals (20% Gold, 10% aluminum, 10% zinc, 10% Nickel, 10% copper), and 40% Brent Crude.
(x)	The following table represents the individual long and short positions underlying the basket swap with BNP Paribas SA, as of October 31, 2018, expiration date February 27, 2019:

Reference Entity — Long

BNP Paribas USD Long-Term Treasury Bond Futures Index

Reference Entity — Short

BNP Paribas EUR 30 Year Futures Index

Futures contracts outstanding at October 31, 2018:

Description	Number of Contracts	Expiration Date	Current Notional Amount	Value/Unrealized Appreciation (Depreciation)
Long Contracts:
Borsa stanbul 30-year Index	6,000	Oct 2018	$11,995,500	$(1,193,950)
Chicago Board of Trade U.S. Treasury Long Bond	1,550	Dec 2018	214,093,750	15,231
S&P500 Emini Fut Dec18	3,700	Dec 2018	501,553,500	7,250,200
Total				$6,071,481
81

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	10,000,000	EUR	8,219,004	Barclays Bank Plc	03/29/19	$563,179
AUD	51,048,687	USD	36,069,277	JPMorgan Chase Bank N.A.	11/30/18	92,636
USD	14,850,945	EUR	12,355,128	JPMorgan Chase Bank N.A.	12/28/18	780,028
MXN	413,722,052	USD	20,000,000	JPMorgan Chase Bank N.A.	01/11/19	124,160
USD	19,049,124	IDR	277,260,000,000	JPMorgan Chase Bank N.A.	01/11/19	1,053,860
USD	4,589,538	RUB	300,500,000	JPMorgan Chase Bank N.A.	01/11/19	66,682
USD	6,942,612	GBP	4,800,000	JPMorgan Chase Bank N.A.	03/29/19	759,660
USD	6,129,000	EUR	5,000,000	JPMorgan Chase Bank N.A.	08/30/19	304,763
						3,744,968
CHF	29,892,888	USD	29,951,832	Barclays Bank Plc	11/29/18	(193,471)
INR	658,900,000	USD	10,000,000	Barclays Bank Plc	01/11/19	(1,187,718)
EUR	11,219,004	USD	12,886,882	Barclays Bank Plc	03/29/19	(5,549)
USD	3,336,600	EUR	3,000,000	Barclays Bank Plc	03/29/19	(107,912)
BRL	47,022,050	USD	13,771,284	Barclays Bank Plc	04/30/19	(1,322,862)
USD	12,245,326	BRL	47,022,050	Barclays Bank Plc	04/30/19	(203,097)
JPY	8,680,175,000	USD	77,353,534	JPMorgan Chase Bank N.A.	11/29/18	(263,360)
USD	22,438,215	BRL	83,800,000	JPMorgan Chase Bank N.A.	11/30/18	(12,323)
Euro	8,000,000	USD	10,168,362	JPMorgan Chase Bank N.A.	12/28/18	(1,057,380)
IDR	277,260,000,000	USD	20,000,000	JPMorgan Chase Bank N.A.	01/11/19	(2,004,736)
RUB	300,500,000	USD	5,000,000	JPMorgan Chase Bank N.A.	01/11/19	(477,144)
USD	19,225,224	MXN	413,722,052	JPMorgan Chase Bank N.A.	01/11/19	(898,936)
Euro	16,380,224	USD	20,111,656	JPMorgan Chase Bank N.A.	03/29/19	(1,304,361)
USD	18,134,338	EUR	16,380,224	JPMorgan Chase Bank N.A.	03/29/19	(672,957)
GBP	4,800,000	USD	6,621,535	JPMorgan Chase Bank N.A.	03/29/19	(438,583)
Euro	5,000,000	USD	6,220,656	JPMorgan Chase Bank N.A.	08/30/19	(396,419)
GBP	42,660,152	USD	54,893,717	UBS AG	11/29/18	(295,339)
INR	350,374,000	USD	5,206,538	UBS AG	03/29/19	(569,115)
						(11,411,262)
						$(7,666,294)

The following abbreviations are used in the report:

AUD — Australian Dollar

BRL — Brazil Real

CAD - Canadian Dollar

CHF — Swiss Franc

CLO — Collateralized Loan Obligation

Cnv. — Convertible

ETF — Exchange Traded Fund

EUR — Euro

EURIBOR — Euro Interbank Offered Rate

GBP — British Pound

IDR — Indonesian Rupiah

INR — Indian Rupee

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

MXN - Mexican Peso

REIT — Real Estate Investment Trust

RUB — Russian Ruble

STEP — Step Coupon Bond

USD — U.S. Dollar

ZAR — South African Rand

82

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2018

Portfolio Diversification by Sector (Unaudited)

Sector	Percentage of Net Assets
Asset-Backed Securities	13.8%
Banks	0.1
Collateralized Mortgage Obligations	8.2
Commercial Mortgage-Backed Securities	0.7
Communication Services	0.4
Consumer Discretionary	3.6
Consumer Staples	1.4
Diversified Financials	0.9
Energy	0.5
Financials	1.9
Government Bonds	1.6
Health Care	1.2
Industrials	2.2
Information Technology	3.0
Insurance	0.2
Materials	0.6
Real Estate	0.9
Telecommunication Services	0.3
U.S. Government Agencies and Securities	41.7
Utilities	0.4
Other*	16.4
100.0%

*	Includes cash and equivalents, closed-end funds, options, exchange traded funds, rights/warrants, structured options, futures, swap agreements, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.

83

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments	October 31, 2018

Principal Amount		Value
CORPORATE BONDS — 22.7%
Banks — 6.7%
$1,750,000	Banco Santander Chile, 2.50%, 12/15/20(a)	$1,703,223
2,800,000	Banco Santander SA, 3.50%, 04/11/22	2,733,048
6,000,000	Bank of America Corp., (3 mo. LIBOR US + 0.810%), 3.37%, 01/23/26(b)	5,719,067
2,000,000	Bank of Montreal, 3.10%, 04/13/21	1,987,322
5,000,000	BNP Paribas SA, 2.95%, 05/23/22(a)	4,818,933
3,080,000	Capital One Financial Corp., 3.75%, 03/09/27	2,850,646
2,000,000	Capital One NA, 1.85%, 09/13/19	1,977,044
5,785,000	Citigroup, Inc., (3 mo. LIBOR US + 1.390%), 3.67%, 07/24/28(b)	5,422,313
3,000,000	HSBC Holdings Plc, (3 mo. LIBOR US + 1.550%), 4.04%, 03/13/28(b)	2,871,134
2,625,000	JPMorgan Chase & Co., (3 mo. LIBOR US + 0.610%), 3.51%, 06/18/22(b)	2,620,526
2,885,000	JPMorgan Chase & Co., (3 mo. LIBOR US + 1.260%), 4.20%, 07/23/29(b)	2,840,938
2,980,000	KeyCorp., 2.90%, 09/15/20	2,952,551
5,000,000	Mizuho Financial Group, Inc., 2.63%, 04/12/21(a)	4,881,517
4,565,000	Morgan Stanley, 3.13%, 01/23/23	4,417,565
4,500,000	Royal Bank of Canada, 3.35%, 10/22/21(a)	4,496,464
2,200,000	Sumitomo Mitsui Banking Corp., 2.45%, 01/16/20	2,178,192
2,000,000	Svenska Handelsbanken AB, 1.88%, 09/07/21	1,909,474
1,880,000	Synchrony Bank, 3.00%, 06/15/22	1,794,894
		58,174,851
Communication Services — 3.3%
4,200,000	Alibaba Group Holding Ltd., 2.50%, 11/28/19	4,174,851
2,600,000	Alibaba Group Holding Ltd., 3.40%, 12/06/27	2,373,365
2,160,000	Amazon.com, Inc., 2.60%, 12/05/19	2,152,434
5,720,000	Comcast Corp., 4.15%, 10/15/28	5,673,003
Principal Amount		Value
Communication Services (continued)
$6,000,000	Omnicom Group, Inc., 3.65%, 11/01/24	$5,778,453
6,000,000	Verizon Communications, Inc., 3.50%, 11/01/24	5,867,427
2,215,000	Warner Media LLC, 2.10%, 06/01/19	2,203,242
		28,222,775
Consumer Discretionary — 1.8%
1,690,000	American Honda Finance Corp., 1.50%, 11/19/18	1,689,208
3,000,000	Daimler Finance North America LLC, 2.30%, 02/12/21(a)	2,915,905
2,911,000	Ecolab, Inc., 2.25%, 01/12/20	2,880,149
1,697,000	Ford Motor Credit Co. LLC, 2.02%, 05/03/19	1,685,169
2,500,000	Starbucks Corp., 3.80%, 08/15/25	2,426,364
3,890,000	Walmart, Inc., 3.40%, 06/26/23	3,876,882
		15,473,677
Consumer Staples — 1.6%
5,870,000	Costco Wholesale Corp., 2.15%, 05/18/21	5,726,635
2,077,000	Sysco Corp., 1.90%, 04/01/19	2,069,253
6,000,000	Tyson Foods, Inc., 2.25%, 08/23/21	5,772,596
		13,568,484
Diversified Financials — 2.2%
3,950,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.50%, 05/15/21	3,992,637
3,065,000	Goldman Sachs Group, Inc. (The), (3 mo. LIBOR US + 1.000%), 3.49%, 07/24/23(c)	3,085,436
3,125,000	Goldman Sachs Group, Inc. (The), (3 mo. LIBOR US + 1.170%), 3.48%, 05/15/26(c)	3,114,719
3,030,000	JPMorgan Chase & Co., 3.20%, 06/15/26	2,826,767
2,470,000	National Rural Utilities Cooperative Finance Corp., 2.90%, 03/15/21	2,443,136
84

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
Diversified Financials (continued)
$3,900,000	Toronto-Dominion Bank (The), (3 mo. LIBOR US + 0.440%), 2.84%, 07/02/19(c)	$3,907,687
		19,370,382
Energy — 0.3%
3,075,000	Energy Transfer Partners LP, 3.60%, 02/01/23	2,994,191
Health Care — 2.2%
5,010,000	AbbVie, Inc., 2.50%, 05/14/20	4,944,568
4,000,000	Amgen, Inc., 2.20%, 05/22/19	3,984,166
5,000,000	Halfmoon Parent, Inc., 3.75%, 07/15/23(a)	4,956,430
5,000,000	Kaiser Foundation Hospitals, 3.15%, 05/01/27	4,727,393
		18,612,557
Industrials — 1.9%
6,115,000	Caterpillar Financial Services Corp. MTN, 1.35%, 05/18/19	6,062,167
6,000,000	General Dynamics Corp., 3.00%, 05/11/21	5,957,699
1,700,000	Honeywell International Inc, 1.40%, 10/30/19	1,673,660
3,000,000	Penske Truck Leasing Co., LP / PTL Finance Corp., 2.70%, 03/14/23(a)	2,833,779
		16,527,305
Information Technology — 1.2%
6,110,000	Apple, Inc., (3 mo. LIBOR US + 0.350%), 2.69%, 05/11/22(c)	6,155,832
4,000,000	CA, Inc., 5.38%, 12/01/19	4,078,314
		10,234,146
Insurance — 1.0%
693,000	American International Group, Inc., 2.30%, 07/16/19	689,721
2,830,000	American International Group, Inc., 3.90%, 04/01/26	2,704,066
5,000,000	Metropolitan Life Global Funding I, 2.40%, 01/08/21(a)	4,893,216
		8,287,003
Principal Amount		Value
Utilities — 0.5%
$2,390,000	Berkshire Hathaway Energy Co., 2.38%, 01/15/21	$2,342,393
2,310,000	NextEra Energy Capital Holdings, Inc., 2.30%, 04/01/19	2,302,633
		4,645,026
Total Corporate Bonds (Cost $200,449,327)		196,110,397

ASSET-BACKED SECURITIES — 9.4%
CANADA — 1.8%
Other Asset-Backed Securities — 1.8%
3,900,000	Canadian Pacer Auto Receivables Trust, Series 2018-1A, Class A3, 3.00%, 11/19/21(a)	3,882,797
3,000,000	Evergreen Credit Card Trust, Series 2018-1, Class A, 2.95%, 03/15/23(a)	2,974,556
4,750,000	Golden Credit Card Trust Series 2017-2A, Class A, 1.98%, 04/15/22(a)	4,659,978
3,000,000	Master Credit Card Trust II, Series 2017-1A, Class A, 2.26%, 07/21/21(a)	2,967,721
754,890	Securitized Term Auto Receivables Trust Series 2016-1A, Class A3, 1.52%, 03/25/20(a)	752,006
		15,237,058
CAYMAN ISLANDS — 3.1%
Collateralized Loan Obligations — 3.1%
3,000,000	Apex Credit CLO Ltd., Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.470%), 3.96%, 04/24/29(a)(c)	3,005,861
5,000,000	Black Diamond CLO Ltd., Series 2014-1A, Class A1R, (3 mo. LIBOR US + 1.150%), 3.60%, 10/17/26(a)(c)	5,001,327
4,000,000	Crestline Denali CLO XV Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.300%), 3.77%, 04/20/30(a)(c)	4,001,611
1,507,203	OCP CLO Ltd., Series 2012-2A, Class A1R, (3 mo. LIBOR US + 1.400%), 3.71%, 11/22/25(a)(c)	1,507,252
5,000,000	Saratoga Investment Corp. CLO Ltd., Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.750%), 4.22%, 10/20/25(a)(c)	5,005,622

85

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
CAYMAN ISLANDS (continued)
Collateralized Loan Obligations (continued)
$5,000,000	THL Credit Wind River CLO Ltd., Series 2017-2A, Class A, 3.70%, 07/20/30(a)(c)	$5,000,381
3,000,000	Z Capital Credit Partners CLO Ltd., Series 2015-1A, Class A1R, (3 mo. LIBOR US + 0.950%), 3.39%, 07/16/27(a)(c)	2,991,672
		26,513,726
UNITED STATES — 4.5%
Other Asset-Backed Securities — 4.5%
3,000,000	Ally Auto Receivables Trust, Series 2017-2, Class A3, 1.78%, 08/16/21	2,976,725
1,250,000	CarMax Auto Owner Trust Series 2017-2, Class A3, 1.93%, 03/15/22	1,233,796
2,975,000	Chase Issuance Trust, Series 2012-A4, Class A4, 1.58%, 08/15/21	2,943,532
3,714,706	Chesapeake Funding II LLC, Series 2017-4A, Class A1, 2.12%, 11/15/29(a)	3,665,232
2,662,931	CNH Equipment Trust, Series 2015-A, Class A4, 1.85%, 04/15/21	2,656,765
695,738	Enterprise Fleet Financing LLC Series 2016-2, Class A2, 1.74%, 02/22/22(a)	693,044
600,873	Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 2.13%, 07/20/22(a)	597,453
1,500,000	Enterprise Fleet Financing LLC, Series 2017-2, Class A3, 2.22%, 01/20/23(a)	1,466,217
1,250,000	GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class A3, 2.32%, 07/18/22	1,231,946
2,000,000	GM Financial Consumer Automobile Series 2017-1A, Class A4, 2.06%, 05/16/23(a)	1,956,464
5,000,000	Hertz Vehicle Financing LLC Series 2016-3A, Class A, 2.27%, 07/25/20(a)	4,966,046
3,000,000	Sofi Professional Loan Program, Series 2018-B, Class A2FX, 3.34%, 08/25/47(a)	2,955,356
2,000,000	Toyota Auto Receivables Owner Trust, Series 2017-A, Class A4, 2.10%, 09/15/22	1,966,179
2,650,000	Verizon Owner Trust Series 2017-1A, Class A, 2.06%, 09/20/21(a)	2,625,994
1,750,000	Verizon Owner Trust Series 2017-3A, Class A1A, 2.06%, 04/20/22(a)	1,722,098
Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$1,000,000	Volkswagen Auto Loan Enhanced Trust, Series 2018-1, Class A3, 3.02%, 11/21/22	$995,050
1,000,000	Wheels SPV 2 LLC, Class A2, 3.06%, 04/20/27(a)	996,385
3,100,000	World Omni Auto Receivables Trust, Series 2018-A, Class A3, 2.50%, 04/17/23	3,052,689
473,204	World Omni Automobile Lease Securitization Trust Series 2016-A, Class A3, 1.45%, 08/15/19	472,191
		39,173,162
Total Asset-Backed Securities (Cost $81,518,637)		80,923,946
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
1,193,790	JPMorgan Tax Exempt Pass Through Trust, Series 2012-AMT1, Class A 3.00%, 01/27/38(a)	1,142,831
Total Collateralized Mortgage Obligations (Cost $1,216,892)		1,142,831
U.S. GOVERNMENT AGENCIES — 3.0%
Fannie Mae — 1.5%
7,802,000	1.88%, 02/19/19	7,788,612
5,000,000	1.00%, 02/26/19	4,976,995
		12,765,607
Federal Home Loan Bank — 1.1%
9,985,000	1.14%, 06/21/19(d)	9,891,950
Overseas Private Investment Corp. — 0.3%
2,206,474	5.14%, 12/15/23	2,313,107
Small Business Administration — 0.1%
56,754	4.73%, 02/10/19	57,027
120,931	4.11%, 03/10/20	121,833
515,062	4.08%, 03/10/21	519,407
		698,267
Total U.S. Government Agencies (Cost $25,706,773)		25,668,931

86

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
U.S. GOVERNMENT SECURITIES — 63.7%
U.S. Treasury Bonds — 5.2%
$43,811,000	3.50%, 02/15/39	$44,995,266
U.S. Treasury Notes — 58.5%
20,000,000	1.13%, 01/31/19	19,941,403
20,217,000	1.38%, 12/15/19	19,909,007
37,736,000	2.38%, 04/30/20	37,482,461
9,664,000	1.50%, 06/15/20	9,458,263
17,376,000	1.38%, 09/15/20	16,906,984
14,977,000	1.88%, 12/15/20	14,666,929
2,500,000	2.63%, 05/15/21	2,482,031
45,901,000	1.88%, 11/30/21	44,471,973
26,511,000	1.88%, 01/31/22	25,632,823
90,663,000	1.75%, 01/31/23	86,221,929
28,680,186	0.63%, 01/15/24(e)	28,077,253
74,815,000	2.38%, 08/15/24	72,181,863
39,970,000	2.00%, 02/15/25	37,546,819
26,735,000	2.25%, 11/15/25	25,323,058
27,729,000	1.63%, 02/15/26	25,084,997
27,328,000	2.00%, 11/15/26	25,163,109
16,634,000	2.25%, 11/15/27	15,467,671
Total U.S. Government Securities (Cost $566,459,764)		551,013,839
GOVERNMENT BONDS — 0.3%
JAPAN — 0.3%
3,000,000	Japan Bank For International Cooperation, 2.25%, 02/24/20	2,968,639
Total Government Bonds (Cost $2,996,337)		2,968,639

Shares
INVESTMENT COMPANY — 0.2%
1,685,629	SEI Daily Income Trust Government II Fund, Class A, 2.01%(f)	1,685,628
Total Investment Company (Cost $1,685,629)		1,685,628
TOTAL INVESTMENTS — 99.4% (Cost $880,033,359)		$859,514,211
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%		5,515,583
NET ASSETS — 100.0%		$865,029,794

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. The aggregate value of these securities is $96,037,371 which is 11.10% of net assets.
(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2018
(c)	Floating rate security. Rate shown is the rate in effect as of October 31, 2018.
(d)	The rate represents the annualized yield at time of purchase.
(e)	Inflation protected security. Principal amount reflects original security face amount.
(f)	The rate shown represents the current yield as of October 31, 2018.

The following abbreviations are used in the report:

CLO — Collateralized Loan Obligation

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

87

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments	October 31, 2018

Principal Amount		Value
MUNICIPAL BONDS — 98.2%
Alabama — 0.8%
$2,000,000	Alabama Federal Aid Highway Finance Authority Highway Improvements Revenue Bonds, Series A 5.00%, 09/01/22	$2,199,160
1,750,000	Alabama Federal Aid Highway Finance Authority Public Improvement Revenue Bonds 5.00%, 09/01/21	1,884,208
5,000,000	Alabama Federal Aid Highway Finance Authority Revenue Bonds 5.00%, 09/01/20	5,246,000
3,030,000	City of Huntsville School Capital Improvements Warrants Refunding GO 5.00%, 09/01/22	3,328,243
3,660,000	City of Huntsville School Capital Improvements Warrants Refunding GO 5.00%, 09/01/26	4,138,618
1,500,000	City of Huntsville Warrants Refunding GO, Series A 5.00%, 08/01/26	1,693,545
		18,489,774
Arizona — 1.5%
875,000	Arizona Department of Transportation State Highway Fund Refunding Revenue Bonds 5.00%, 07/01/25	989,826
2,390,000	Arizona School Facilities Board Advance Refunding COP, Series A 5.00%, 09/01/23	2,668,292
150,000	Arizona State Board of Regents Advance Refunding COP, Series A 5.00%, 06/01/22	163,679
1,715,000	Arizona State Board of Regents Advance Refunding COP, Series A 5.00%, 06/01/24	1,933,182
2,750,000	Arizona State Board of Transportation Refunding Revenue Bonds 5.00%, 07/01/22	3,012,433
2,405,000	Arizona State University Refunding Revenue Bonds, Series B 1.53%, 07/01/34(a)	2,405,000
Principal Amount		Value
Arizona (continued)
$1,250,000	Arizona Water Infrastructure Finance Authority Refunding Revenue Bonds, Series A 5.00%, 10/01/26	$1,419,313
5,000,000	City of Phoenix Advance Refunding GO 5.00%, 07/01/25	5,759,450
200,000	Maricopa County Community College District GO, Series C 5.00%, 07/01/20	204,079
2,875,000	Phoenix Civic Improvement Corp. Refunding Revenue Bonds 5.00%, 07/01/20	3,010,556
5,000,000	Salt River Project Agricultural Improvement & Power District Advance Refunding Revenue Bonds 5.00%, 01/01/21	5,300,650
5,000,000	Salt River Project Agricultural Improvement & Power District Advance Refunding Revenue Bonds 5.00%, 01/01/22	5,423,900
2,000,000	Salt River Project Agricultural Improvement & Power District Advance Refunding Revenue Bonds 5.00%, 01/01/27	2,336,540
		34,626,900
California — 3.3%
5,000,000	California Infrastructure & Economic Development Bank Refunding Revenue Bonds 2.05%, 04/01/38(a)	5,012,200
200,000	California Municipal Finance Authority Channing House Project Advance Refunding Revenue Bonds (State Appropriation) 5.00%, 05/15/25	231,805
325,000	California Statewide Communities Development Authority Green Bond Marin General Hospital Revenue Bonds 5.00%, 08/01/32	369,818
5,000,000	Los Angeles Department of Water & Power Power System Revenue 5.00%, 01/01/22	5,471,000
1,035,000	Los Rios Community College District 2002 Election GO, Series D 5.25%, 08/01/23	1,062,055

88

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
California (continued)
$800,000	San Diego Regional Building Authority Advance Refunding Revenue Bonds, Series A 5.00%, 10/15/24	$924,328
2,865,000	State of California Department of Water Resources Advance Refunding Revenue Bonds 5.00%, 12/01/21	3,130,385
1,620,000	State of California Department of Water Resources Advance Refunding Revenue Bonds 5.00%, 12/01/22	1,811,533
1,000,000	State of California Department of Water Resources Advance Refunding Revenue Bonds 5.00%, 12/01/30	1,181,450
7,000,000	State of California Public Improvements GO 5.00%, 09/01/22	7,716,030
3,000,000	State of California Public Improvements GO 5.00%, 03/01/26	3,425,190
4,000,000	State of California Public Improvements GO 5.00%, 10/01/35	4,480,160
10,000,000	State of California Refunding GO 5.00%, 09/01/22	11,022,900
8,000,000	State of California Refunding GO 5.00%, 03/01/24	9,043,200
8,000,000	State of California Refunding GO 5.00%, 10/01/25	9,187,840
3,250,000	State of California Refunding GO 5.00%, 08/01/26	3,781,603
7,430,000	State of California School Improvements GO 5.00%, 11/01/28	8,683,515
		76,535,012
Colorado — 0.6%
500,000	Adams & Weld Counties School District No 27J Brighton Co. Refunding GO, Series A, (State Aid Withholding) 5.00%, 12/01/19	516,055
800,000	City & County of Broomfield Advance Refunding COP 5.00%, 12/01/21	864,368
1,525,000	City of Thornton Co. School Improvement GO COP 5.00%, 12/01/29	1,771,303
Principal Amount		Value
Colorado (continued)
$3,635,000	Colorado Higher Education Refunding COP, Series A 5.00%, 11/01/24	$4,088,612
2,000,000	Denver City & County School District No 1 Refunding GO (State Aid Intercept Program) 5.00%, 12/01/24	2,282,800
100,000	Denver City & County School District No 1 Refunding GO, Series C (State Aid Withholding) 5.00%, 12/01/23	112,465
350,000	EI Paso Country School District No 20 Academy School Improvements GO (State Aid Withholding) 5.00%, 12/15/25	404,019
1,180,000	Jefferson County School District GO, Series R-1, (State Aid Withholding) 5.00%, 12/15/22	1,304,018
1,630,000	Western State Colorado University Refunding Revenue Bonds (State Aid Intercept Program) 5.00%, 05/15/26	1,872,104
		13,215,744
Connecticut — 5.0%
2,000,000	Hartford County Metropolitan District Refunding Notes GO 5.00%, 03/01/25	2,223,740
325,000	Hartford County Metropolitan District Refunding Notes GO, Series C (AGM) 5.00%, 11/01/23	361,491
5,860,000	Hartford County Metropolitan District Refunding Notes GO, Series C, (AGM) 5.00%, 11/01/25	6,678,056
7,000,000	State of Connecticut Advance Refunding GO, Series B 5.00%, 05/15/24	7,701,680
8,000,000	State of Connecticut Advance Refunding GO, Series B 5.00%, 05/15/25	8,853,040
1,805,000	State of Connecticut Advance Refunding GO, Series B 5.00%, 05/15/27	1,993,027
2,000,000	State of Connecticut Public Improvements GO, Series E 5.00%, 09/15/26	2,226,540
6,000,000	State of Connecticut Public Improvements GO, Series F 5.00%, 11/15/26	6,631,740

89

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
Connecticut (continued)
$32,445,000	State of Connecticut Refunding GO, Series C 5.00%, 06/01/23	$34,802,778
3,100,000	State of Connecticut Special Tax Revenue Public Improvements Revenue Bonds, Series A 5.00%, 08/01/22	3,358,106
1,250,000	State of Connecticut Special Tax Revenue Transportation Infrastructure Advance Refunding Revenue Bonds 5.00%, 08/01/22	1,354,075
8,000,000	State of Connecticut Special Tax Transportation Infrastructure Refunding Revenue Bonds 5.00%, 09/01/25	8,849,680
2,000,000	State of Connecticut Transportation Infrastructure Refunding Revenue Bonds 5.00%, 09/01/24	2,222,600
8,000,000	State of Connecticut Transportation Infrastructure Revenue Bonds, Series A 5.00%, 10/01/19	8,203,600
5,000,000	State of Connecticut Transportation Infrastructure Revenue Bonds, Series A 5.00%, 09/01/27	5,475,050
10,000,000	State of Connecticut Water & Sewer System Improvements GO, Series E 5.00%, 10/15/23	10,938,100
825,000	Town of New Canaan CT Refunding GO, Series C 5.00%, 04/01/25	943,528
1,000,000	Town of Southington Sewer Improvement GO Bonds 2.75%, 04/29/19	1,003,770
		113,820,601
District Of Columbia — 0.3%
5,000,000	District of Columbia Public Improvement Revenue Bonds, Series C 5.00%, 12/01/19	5,161,100
1,000,000	District of Columbia Refunding Revenue Bonds, Series A 5.00%, 12/01/20	1,057,670
		6,218,770
Florida — 2.0%
4,790,000	County of Miami-Dade Public Improvements GO 5.00%, 07/01/24	5,424,004
Principal Amount		Value
Florida (continued)
$3,970,000	County of Palm Beach Advance Refunding Revenue Bonds 5.00%, 11/01/26	$4,493,564
1,000,000	County of Sarasota Refunding Revenue Bonds 5.00%, 10/01/24	1,135,450
5,210,000	JEA Florida Water & Sewer System Refunding Revenue Bonds, Sub-Series B-1 1.63%, 10/01/36	5,210,000
1,200,000	Lee County School Board Refunding COP 5.00%, 08/01/25	1,346,652
4,000,000	Miami-Dade County Refunding GO, Series B 5.00%, 07/01/24	4,529,440
2,000,000	Orlando Utilities Commission Refunding Revenue Bonds, Series A 5.00%, 10/01/20	2,107,820
500,000	Palm Beach County Revenue Bonds, Series 2, OID 5.25%, 11/01/25	499,999
10,000,000	State of Florida Lottery Advance Refunding Revenue Bonds, Series A 5.00%, 07/01/24	11,357,600
9,800,000	State of Florida Refunding GO 5.00%, 07/01/24	10,713,556
		46,818,085
Georgia — 3.8%
1,295,000	Americus-Sumter Payroll Development Authority Current Refunding Revenue Bonds 5.00%, 06/01/32	1,442,993
1,570,000	Athens Housing Authority Advance Refunding Revenue Bonds 5.00%, 06/15/27	1,806,882
1,755,000	Athens Housing Authority Advance Refunding Revenue Bonds 5.00%, 06/15/28	1,998,348
500,000	Barnesville-Lamar County Industrial Development Authority Current Refunding Revenue Bonds 5.00%, 06/01/26	570,255
1,010,000	Barnesville-Lamar County Industrial Development Authority Current Refunding Revenue Bonds 5.00%, 06/01/33	1,129,766

90

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
Georgia (continued)
$3,090,000	Bleckley County & Dodge County Joint Development Authority Current Refunding Revenue Bonds 5.00%, 07/01/32	$3,477,919
750,000	Cherokee County Board of Education Advance Refunding GO, (State Aid Withholding) 5.00%, 02/01/23	832,110
260,000	Cobb County Development Authority Advance Refunding Revenue Bonds 5.00%, 07/15/21	277,367
2,710,000	Cobb County Development Authority Advance Refunding Revenue Bonds 5.00%, 07/15/23	2,991,000
2,100,000	Cobb County Development Authority Advance Refunding Revenue Bonds 5.00%, 07/15/24	2,346,561
17,000,000	County of Cobb GA Cash Flow Management GO Notes 2.25%, 11/30/18	17,006,800
5,000,000	Georgia State Road & Tollway Authority Highway Improvement Revenue Bonds, Series A 5.00%, 06/01/20	5,089,850
2,000,000	Georgia State Road & Tollway Authority Refunding Revenue Bonds, Series B 5.00%, 06/01/21	2,140,220
2,025,000	Georgia State Road & Tollway Authority Refunding Revenue Bonds, Series B, (State GTY) 5.00%, 10/01/19	2,081,012
1,095,000	South Regional Joint Development Authority Advance Refunding Revenue Bonds 5.00%, 08/01/25	1,241,412
1,555,000	South Regional Joint Development Authority Advance Refunding Revenue Bonds 5.00%, 08/01/26	1,780,055
1,100,000	South Regional Joint Development Authority Advance Refunding Revenue Bonds 5.00%, 08/01/26	1,259,203
7,650,000	State of Georgia Advance Refunding GO, Series E 5.00%, 12/01/26	8,986,302
Principal Amount		Value
Georgia (continued)
$1,950,000	State of Georgia Public Improvements GO, Series A-2 5.00%, 02/01/25	$2,194,394
2,860,000	State of Georgia Refunding GO, Series E-2 4.00%, 09/01/19	2,908,734
18,020,000	State of Georgia University and College Improvements GO, Series A-1 5.00%, 02/01/24	20,363,861
4,250,000	State of Georgia University and College Improvements GO, Series A-1 5.00%, 02/01/25	4,879,383
		86,804,427
Hawaii — 0.7%
5,815,000	State of Hawaii Advance Refunding GO 5.00%, 10/01/23	6,514,603
1,000,000	State of Hawaii Department of Budget & Finance Queens Health System Refunding Revenue Bonds, Series A 5.00%, 07/01/21	1,069,620
5,000,000	State of Hawaii Refunding GO, Series EP 5.00%, 08/01/25	5,650,850
1,570,000	University of Hawaii Advance Refunding Revenue Bonds, Series F 5.00%, 10/01/21	1,688,786
1,180,000	University of Hawaii Advance Refunding Revenue Bonds, Series F 5.00%, 10/01/22	1,294,401
		16,218,260
Idaho — 0.2%
1,000,000	Canyon County School District No 131 Nampa Advance Refunding GO, (School Board GTY) 5.00%, 09/15/25	1,147,350
1,500,000	Idaho Board Bank Authority Refunding Revenue Bonds, Series D 5.00%, 09/15/23	1,647,330
740,000	Madison County School District No 321 Rexburg School Improvements GO, (School Board GTY), Series B 5.00%, 09/15/28	860,738
		3,655,418

91

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
Illinois — 0.8%
$11,125,000	Illinois Finance Authority University & College Improvements Revenue Bonds 1.54%, 12/01/46(a)	$11,125,000
3,250,000	Metropolitan Water Reclamation District of Greater Chicago Current Refunding GO, Series A 5.00%, 12/01/24	3,645,200
2,000,000	Metropolitan Water Reclamation District of Greater Chicago Refunding GO, Series D 5.00%, 12/01/22	2,187,080
1,400,000	Peoria Metropolitan Airport Authority Advance Refunding GO, Series D 5.00%, 12/01/26	1,587,740
780,000	University of Illinois College Improvement Refunding Revenue Bonds, Series A 5.00%, 04/01/21	827,081
		19,372,101
Indiana — 0.1%
500,000	Center Grove School Building Corp. First Mortgage Refunding Revenue Bonds, Series A (State Aid Intercept Program) 5.00%, 07/15/20	523,255
235,000	Columbus Multi-High School Building Corp. Refunding Revenue Bonds (State Aid Intercept Program) 5.00%, 07/15/22	256,343
1,330,000	GCS School Building Corp. One, First Mortgage Refunding Revenue Bonds (State Aid Intercept Program) 5.00%, 01/15/22	1,436,799
250,000	GCS School Building Corp. One, First Mortgage Refunding Revenue Bonds (State Aid Intercept Program) 5.00%, 07/15/22	272,705
500,000	Ivy Tech Community College University & College Improvements Revenue Bonds, Series R-1 5.00%, 07/01/19	510,029
		2,999,131
Iowa — 1.0%
5,675,000	County of Polk Current Refunding GO, Series C 5.00%, 06/01/21	6,081,727
Principal Amount		Value
Iowa (continued)
$4,000,000	County of Polk Current Refunding GO, Series C 5.00%, 06/01/26	$4,650,600
6,110,000	Iowa Finance Authority Advance Refunding Revenue Bonds 5.00%, 08/01/21	6,571,916
1,800,000	Iowa Finance Authority Water Utilities Improvements Revenue Bonds 5.00%, 08/01/20	1,888,398
3,000,000	State of Iowa Advance Refunding Revenue Bonds, Series A 5.00%, 06/01/28	3,425,910
		22,618,551
Kansas — 0.8%
15,000,000	Johnson County Lease Purchase Revenue Bonds, Series A 5.00%, 09/01/26	17,396,850
1,260,000	Sedgwick County Public Building Commission Technical Education Complex Refunding Revenue Bonds, Series 2 5.00%, 08/01/23	1,409,121
		18,805,971
Kentucky — 0.2%
5,000,000	Kentucky Turnpike Authority Advance Refunding Revenue Bonds, Series A 5.00%, 07/01/24	5,619,600
Louisiana — 0.0%
375,000	Consolidated Government of The City of Baton Rouge & Parish of East Baton Rouge Advance Refunding Revenue Bonds, Series A-1 5.00%, 08/01/26	432,649
Maine — 0.1%
2,250,000	Maine Governmental Facilities Authority Refunding Revenue Bonds, Series A 5.00%, 10/01/19	2,310,570
165,000	Maine Health & Higher Educational Facilities Authority Refunding Revenue Bonds, Series A 5.00%, 07/01/21	176,134

92

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
Maine (continued)
$5,000	Maine Health & Higher Educational Facilities Authority Refunding Revenue Bonds, Series A 5.00%, 07/01/21(b)	$5,353
		2,492,057
Maryland — 6.4%
1,200,000	County of Baltimore Refunding GO, (Special Assessment) 5.00%, 02/01/29	1,373,724
2,860,000	County of Charles Public School Improvements GO 5.00%, 10/01/21	3,091,517
1,500,000	County of Frederick Refunding GO, Series A 5.00%, 02/01/25	1,718,400
5,000,000	County of Montgomery Advance Refunding GO, Series B 5.00%, 06/01/22	5,475,800
4,500,000	County of Montgomery Advance Refunding GO, Series B 5.00%, 06/01/23	5,021,145
6,650,000	County of Montgomery Advance Refunding GO, Series C 5.00%, 10/01/22	7,328,699
10,000,000	County of Montgomery Advance Refunding GO, Series C 5.00%, 10/01/26	11,690,900
1,200,000	County of Montgomery Refunding GO, Series A 5.00%, 11/01/23	1,347,912
12,500,000	County of Prince George’s Advance Refunding Public Improvements GO, Series B 5.00%, 07/15/23	13,978,000
3,180,000	County of Prince George’s Public School Improvement GO, Series A 5.00%, 09/15/26	3,714,940
3,110,000	County of Prince George’s Public School Improvements GO, Series A 5.00%, 07/01/24	3,532,214
9,355,000	County of Prince George’s Public School Improvements GO, Series A 5.00%, 07/01/25	10,782,105
1,000,000	Maryland State Department of Transportation Highway Improvement Revenue Bonds 5.00%, 10/01/20	1,053,720
15,000,000	State of Maryland Advance Refunding GO, Series B 5.00%, 08/01/22	16,456,950
Principal Amount		Value
Maryland (continued)
$6,000,000	State of Maryland Department of Transportation Transit Improvements Revenue Bonds 5.00%, 02/01/25	$6,613,380
10,000,000	State of Maryland Department of Transportation Transit Improvements Revenue Bonds 5.00%, 11/01/26	11,330,700
3,000,000	State of Maryland Public Improvements GO, Series A 5.00%, 03/15/25	3,440,910
6,700,000	State of Maryland School Improvements GO 5.00%, 06/01/23	7,466,614
20,000,000	State of Maryland School Improvements GO, Series A 5.00%, 03/15/23	22,205,600
7,500,000	Washington Suburban Sanitary Commission Water & Sewer System Improvements GO 5.00%, 06/01/22	8,213,700
		145,836,930
Massachusetts — 8.7%
2,550,000	Berkshire Regional Transit Authority Cash Flow Management Revenue Notes 3.00%, 08/02/19	2,565,657
6,050,000	Brockton Area Transit Authority Public Improvements GO Notes 2.50%, 08/02/19	6,055,748
2,200,000	Cape Ann Transportation Authority Cash Flow Management Revenue Notes 2.75%, 07/03/19	2,205,214
5,450,000	Cape Cod Regional Transit Authority GO Notes 2.50%, 07/26/19	5,453,870
2,000,000	City of Newton Water Utility Improvements GO Notes 2.75%, 02/28/19	2,005,360
7,000,000	Commonwealth of Massachusetts Advance Refunding GO, Series A 5.00%, 07/01/25	8,058,610
840,000	Commonwealth of Massachusetts Advance Refunding GO, Series A 5.00%, 07/01/26	977,332
6,430,000	Commonwealth of Massachusetts Advance Refunding GO, Series B 5.00%, 07/01/27	7,543,740

93

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
Massachusetts (continued)
$1,500,000	Commonwealth of Massachusetts Advance Refunding GO, Series B 5.00%, 07/01/28	$1,773,480
11,500,000	Commonwealth of Massachusetts Advance Refunding GO, Series C 5.00%, 10/01/22	12,673,690
10,000,000	Commonwealth of Massachusetts Advance Refunding GO, Series E 5.00%, 11/01/24	11,396,300
2,900,000	Commonwealth of Massachusetts Highway Improvements Revenue Bonds, Series B 5.00%, 06/15/22	3,178,835
9,000,000	Commonwealth of Massachusetts Public Improvements GO, Series A 5.00%, 05/01/19	9,137,880
1,970,000	Commonwealth of Massachusetts Public Improvements GO, Series D 5.00%, 02/01/33	2,222,121
8,000,000	Commonwealth of Massachusetts Refunding GO, Series C, (AGM) 5.25%, 11/01/26	9,490,160
7,470,000	Commonwealth of Massachusetts Transportation Fund Advance Refunding Revenue Bonds, Series A 5.00%, 06/01/27	8,640,474
3,800,000	Lowell Regional Transit Authority Cash Flow Management Revenue Notes 2.50%, 08/09/19	3,805,700
1,500,000	Marthas Vineyard Regional Transit Authority Cash Flow Management Revenue Notes 2.00%, 05/20/19	1,499,145
1,000,000	Massachusetts Bay Transportation Authority Advance Refunding Revenue Bonds, Senior Series A 5.00%, 07/01/33	1,116,110
8,500,000	Massachusetts Clean Water Trust Advance Refunding Revenue Bonds, Series 2017 5.00%, 08/01/21	9,147,360
13,305,000	Massachusetts Health & Educational Facilities Authority, University and College Improvements Revenue Bonds 1.50%, 07/01/31(a)	13,305,000
Principal Amount		Value
Massachusetts (continued)
$7,780,000	Massachusetts State Water Pollution Abatement Trust Refunding Revenue Bonds, Sub-Series 16-B 5.00%, 08/01/20	$8,168,922
500,000	Massachusetts Water Resources Authority Refunding Revenue Bonds, Series A 5.00%, 08/01/22	549,319
8,535,000	Massachusetts Water Resources Authority Refunding Revenue Bonds, Series B 5.25%, 08/01/26	10,099,295
2,700,000	Massachusetts Water Resources Authority Refunding Revenue Bonds, Series C 5.00%, 08/01/22	2,966,328
4,800,000	Massachusetts Water Resources Authority Refunding Revenue Bonds, Series C 5.00%, 08/01/23	5,365,776
8,200,000	Merrimack Valley Regional Transit Authority Cash Flow Management Revenue Notes 2.50%, 06/28/19	8,209,430
16,500,000	Montachusett Regional Transit Authority Cash Flow Management Revenue Notes 2.50%, 08/02/19	16,519,305
11,100,000	Pioneer Valley Transit Authority Cash Flow Management Revenue Notes 2.50%, 07/19/19	11,112,321
4,000,000	Town of Andover Cash Flow Management GO Notes 2.00%, 11/16/18	4,000,320
2,000,000	Town of Nantucket Refunding GO Notes 2.75%, 11/16/18	2,000,780
1,787,000	Town of Natick School Improvement GO Notes 2.75%, 12/07/18	1,788,626
6,000,000	Worcester Regional Transit Authority Cash Flow Management Revenue Notes 2.50%, 06/28/19	6,006,540
		199,038,748
Michigan — 0.4%
425,000	Avondale School District School Improvement GO, (Q-SBLF) 5.00%, 11/01/29	485,728
200,000	Caledonia Community Schools Refunding GO, (Q-SBLF) 5.00%, 05/01/23	221,233

94

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
Michigan (continued)
$1,225,000	Grand Valley State University & College Advance Refunding Revenue Bonds, Series A 5.00%, 12/01/25	$1,385,218
500,000	Grand Valley State University & College Improvements Revenue Bonds, Series A 5.00%, 12/01/23	558,525
250,000	Hudsonville Public Schools Improvements GO, (Q-SBLF) 5.00%, 05/01/19	253,818
1,000,000	University of Michigan Advance Refunding Revenue Bonds, Series A 5.00%, 04/01/22	1,091,580
4,530,000	University of Michigan Refunding Revenue Bonds, Series C 4.00%, 04/01/19	4,568,958
		8,565,060
Minnesota — 1.0%
1,515,000	Cambridge Independent School District No 911 School Building Refunding GO, Series D, (School District Credit Program) 5.00%, 02/01/24	1,700,906
1,000,000	City of Rochester Advance Refunding GO, Series B 5.00%, 12/01/24	1,145,050
1,815,000	Minnesota Public Facilities Authority Advance Refunding Revenue Bonds, Series B 5.00%, 03/01/27	2,097,414
2,200,000	Sartell-St Stephen Independent School District No 748 GO (School District Credit Program), Series A 5.00%, 02/01/25	2,505,272
5,425,000	St. Paul Port Authority Anderson Office Building Refunding Revenue Bonds, Series 3 5.00%, 12/01/19	5,599,794
785,000	State of Minnesota Public Improvements COP 5.00%, 06/01/23	871,217
1,395,000	State of Minnesota Public Improvements COP 5.00%, 06/01/24	1,572,472
2,740,000	State of Minnesota Public Improvements COP 5.00%, 06/01/25	3,079,486
2,910,000	State of Minnesota Public Improvements COP 5.00%, 06/01/26	3,268,949
Principal Amount		Value
Minnesota (continued)
$1,000,000	State of Minnesota Refunding Revenue Bonds, Series B 5.00%, 03/01/21	$1,063,710
1,000,000	Waconia Independent School District No 110 Refunding GO, Series A, (School District Credit Program) 5.00%, 02/01/24	1,123,240
		24,027,510
Mississippi — 0.3%
570,000	Mississippi Development Bank DeSoto County Highway Project Advance Refunding Revenue Bonds, Series S, (State Aid Intercept Program) 5.00%, 01/01/23	623,403
4,560,000	Mississippi Development Bank Harrison County Highway Refunding Revenue Bonds, Series A 5.00%, 01/01/25	5,115,910
310,000	Mississippi State University Educational Building Corp. Campus Improvements Project Revenue Bonds 5.00%, 11/01/22	339,431
830,000	University of Mississippi Educational Building Corp. Facilities Financing Project Advance Refunding Revenue Bonds, Series A 5.00%, 10/01/25	946,839
		7,025,583
Missouri — 1.2%
1,000,000	Belton School District No 124 school Improvements Refunding GO, (State Aid Direct Deposit) 5.00%, 03/01/28	1,172,340
570,000	County of Jackson Refunding Revenue Bonds 4.00%, 12/01/21	597,263
300,000	County of Jackson Refunding Revenue Bonds 4.00%, 12/01/22	317,469
2,300,000	County of Jackson Sports Complex Project Refunding Revenue Bonds, (State Appropriation, City Appropriation) 5.00%, 12/01/26	2,572,872
4,000,000	Hazelwood School District Refunding GO, (State Aid Direct Deposit) 5.00%, 03/01/25	4,500,280

95

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
Missouri (continued)
$910,000	Missouri State Environmental Improvement & Energy Resources Authority Advance Refunding Revenue Bonds, Series B 5.00%, 01/01/25	$1,041,422
2,225,000	Missouri State Health & Educational Facilities Authority Columbia Arena Project Refunding Revenue Bonds 5.00%, 10/01/19	2,284,096
2,000,000	Missouri State Health & Educational Facilities Authority Columbia Arena Project Refunding Revenue Bonds 5.00%, 10/01/21	2,158,940
500,000	North Kansas City School District No 74 School Improvements Refunding GO, (State Aid Direct Deposit) 5.00%, 03/01/24	562,269
1,800,000	North Kansas City School District No 74 School Improvements Refunding GO, (State Aid Direct Deposit) 5.00%, 03/01/25	2,020,356
11,070,000	University of Missouri Refunding Revenue Bonds, Series B 1.59%, 11/01/31(a)	11,070,000
		28,297,307
Nevada — 0.1%
2,605,000	Clark County Water Reclamation District GO, Series A 5.25%, 07/01/20	2,662,414
New Hampshire — 0.5%
2,250,000	State of New Hampshire Highway Improvements Revenue Bonds 5.00%, 09/01/19	2,303,573
3,990,000	State of New Hampshire Public Improvements GO, Series B 5.00%, 12/01/21	4,323,404
3,990,000	State of New Hampshire Public Improvements GO, Series B 5.00%, 12/01/22	4,410,506
		11,037,483
Principal Amount		Value
New Jersey — 1.4%
$200,000	Monmouth County Improvement Authority Refunding Revenue Bonds (County GTY, Municipal Government GTY) 5.00%, 12/01/22	$221,325
1,300,000	New Jersey State Turnpike Authority Refunding Revenue Bonds, Series B 5.00%, 01/01/20	1,343,849
9,220,000	New Jersey State Turnpike Authority Refunding Revenue Bonds, Series C 5.00%, 01/01/25	10,455,572
8,500,000	New Jersey Transportation Trust Fund Authority Current Refunding Revenue Bonds 5.00%, 06/15/23	9,220,290
2,000,000	New Jersey Transportation Trust Fund Authority Refunding Revenue Bonds, Series A 5.25%, 12/15/21	2,141,000
2,000,000	New Jersey Transportation Trust Fund Authority Refunding Revenue Bonds, Series A 5.50%, 12/15/21	2,155,820
1,500,000	New Jersey Transportation Trust Fund Authority Transit Improvements Refunding Revenue Bonds, Series A 5.25%, 12/15/22	1,626,180
1,575,000	New Jersey Transportation Trust Fund Authority Transit Improvements Revenue Bonds 5.00%, 06/15/24	1,726,484
500,000	New Jersey Transportation Trust Fund Authority Transit Improvements Revenue Bonds, Series B 5.00%, 06/15/19	507,745
1,000,000	New Jersey Turnpike Authority Advance Refunding Revenue Bonds, Series B 5.00%, 01/01/27	1,153,220
2,000,000	New Jersey Turnpike Authority Highway Improvements Revenue Bonds Series A 5.00%, 01/01/29	2,272,140
		32,823,625
New York — 21.2%
5,500,000	City of New York Advance Refunding GO, Series 2015-A 5.00%, 08/01/24	6,234,800

96

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
New York (continued)
$10,025,000	City of New York Advance Refunding GO, Series C 5.00%, 08/01/21	$10,766,249
30,000,000	City of New York Advance Refunding GO, Series C 5.00%, 08/01/22	32,891,100
8,770,000	City of New York Advance Refunding GO, Series C 5.00%, 08/01/22	9,615,165
10,000,000	City of New York Advance Refunding GO, Series C 5.00%, 08/01/27	11,662,200
2,575,000	City of New York Public Improvements GO, Sub-Series B-3 1.58%, 09/01/27(a)	2,575,000
2,910,000	City of New York Public Improvements GO, Sub-Series D-1 5.00%, 08/01/22	3,190,437
1,855,000	City of New York Refunding GO, Series C 5.00%, 08/01/20	1,946,433
650,000	City of New York Refunding GO, Series C 5.00%, 08/01/22	712,641
8,170,000	City of New York Refunding GO, Series D 5.00%, 08/01/22	8,957,343
2,500,000	City of New York Refunding GO, Series G 5.00%, 08/01/21	2,684,850
18,500,000	City of New York Refunding GO, Series G 5.00%, 08/01/22	20,282,845
5,000,000	City of New York Refunding GO, Series I 5.00%, 08/01/25	5,544,250
15,000,000	County of Rockland Cash Flow Management GO Notes 3.00%, 04/02/19	15,073,350
5,000,000	Erie County Industrial Development Agency Refunding Revenue Bonds, Series B, (State Aid Withholding) 5.00%, 05/01/23	5,338,350
5,055,000	Metropolitan Transportation Authority 5.25%, 11/15/31	5,834,481
5,000,000	Metropolitan Transportation Authority Advance Refunding Revenue Bonds, Series C-2B 5.00%, 11/15/34(a)(c)	5,171,250
Principal Amount		Value
New York (continued)
$240,000	Metropolitan Transportation Authority Current Refunding Revenue Bonds, Series B 5.00%, 11/15/28	$272,033
875,000	Metropolitan Transportation Authority Current Refunding Revenue Bonds, Series B 5.00%, 11/15/29	981,864
3,020,000	Metropolitan Transportation Authority Current Refunding Revenue Bonds, Series F 5.00%, 11/15/30	3,259,879
20,000,000	Metropolitan Transportation Authority Refunding Revenue Bonds, Series A-2 5.00%, 11/15/48(a)(c)	21,843,800
940,000	Metropolitan Transportation Authority Refunding Revenue Bonds, Series C-1 5.00%, 11/15/27	1,077,409
1,925,000	Metropolitan Transportation Authority Refunding Revenue Bonds, Series F 5.00%, 11/15/21	2,073,629
1,910,000	Metropolitan Transportation Authority Transit Improvements Revenue Bonds, Series C 5.00%, 11/15/21	2,057,471
1,245,000	Nassau County Interim Finance Authority Refunding Revenue Bonds, Series C 1.57%, 11/15/19(a)	1,245,000
10,500,000	New York City Transitional Finance Authority Building Aid Revenue 5.00%, 07/15/28	12,294,660
2,500,000	New York City Transitional Finance Authority Building Aid Revenue Public Improvements Revenue Bonds, Series S-1, (State Aid Withholding) 5.00%, 07/15/24	2,828,750
1,500,000	New York City Transitional Finance Authority Building Aid Revenue Refunding Revenue Bonds, Series S-4A, (State Aid Withholding) 5.00%, 07/15/30	1,723,620
975,000	New York City Transitional Finance Authority Building Aid School Improvements Revenue Bonds, Series S-1A, (State Aid Withholding) 5.00%, 07/15/21(b)	1,045,961

97

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
New York (continued)
$1,000,000	New York City Transitional Finance Authority Building Aid School Improvements Revenue Bonds, Series S-3, (State Aid Withholding) 5.00%, 07/15/26	$1,069,510
1,350,000	New York City Transitional Finance Authority Future Tax Secured Advanced Refunding Revenue Bonds, Series C 5.00%, 11/01/23	1,512,338
2,200,000	New York City Transitional Finance Authority Future Tax Secured Public Improvements Revenue Bonds 5.00%, 05/01/22(b)	2,234,474
15,920,000	New York City Transitional Finance Authority Future Tax Secured Refunding Revenue Bonds, Sub-Series B 5.00%, 11/01/21	17,220,505
3,025,000	New York City Transitional Finance Authority Future Tax Secured Refunding Revenue Bonds, Sub-Series G 5.00%, 11/01/18	3,025,000
1,045,000	New York City Transitional Finance Authority Future Tax Secured Refunding Revenue Bonds, Sub-Series G 5.00%, 11/01/19	1,076,225
2,425,000	New York City Transitional Finance Authority Future Tax Secured Refunding Revenue Bonds, Sub-Series G 5.00%, 11/01/21	2,623,098
935,000	New York City Transitional Finance Authority Future Tax Secured Refunding Revenue Bonds, Sub-Series H 5.00%, 11/01/18	935,000
1,535,000	New York City Transitional Finance Authority Future Tax Secured Refunding Revenue Bonds, Sub-Series H 5.00%, 11/01/21	1,660,394
515,000	New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Sub-Series, F-1 5.00%, 02/01/19	518,935
3,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue Public Improvement Revenue Bonds, Series C-1 5.00%, 05/01/22	3,275,970
Principal Amount		Value
New York (continued)
$9,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue Public Improvements Revenue Bonds 5.00%, 02/01/31	$10,186,650
600,000	New York City Transitional Finance Authority Refunding Revenue Bonds, Sub-Series G 5.00%, 11/01/20	633,011
5,220,000	New York City Water & Sewer System Current Refunding Revenue 5.00%, 06/15/24	5,952,940
1,525,000	New York City Water & Sewer System Refunding Revenue Bonds, Series F-2 1.62%, 06/15/33(a)	1,525,000
5,000,000	New York Municipal Bond Bank Agency Refunding Revenue Bonds, (State Aid Withholding) 5.00%, 12/01/21	5,414,700
9,100,000	New York State Dormitory Authority Advance Refunding Revenue Bonds, Series A 5.00%, 03/15/23	10,103,548
7,790,000	New York State Dormitory Authority Advance Refunding Revenue Bonds, Series E 5.00%, 03/15/22	8,483,855
14,000,000	New York State Dormitory Authority Advance Refunding Revenue Bonds, Series E 5.00%, 03/15/24	15,778,000
7,500,000	New York State Dormitory Authority Current Refunding Revenue Bonds, Series 1 (State Aid Withholding) 5.00%, 01/15/30	8,620,050
1,000,000	New York State Dormitory Authority NYU Hospital Center Advance Refunding Revenue 5.00%, 07/01/25	1,141,340
6,725,000	New York State Dormitory Authority Public Improvement Revenue Bonds, Series B 5.00%, 02/15/23	7,447,332
15,000,000	New York State Dormitory Authority Refunding Revenue Bonds, Series A 5.00%, 12/15/20	15,880,800
4,160,000	New York State Dormitory Authority Refunding Revenue Bonds, Series A 5.00%, 02/15/26	4,654,333

98

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
New York (continued)
$8,000,000	New York State Dormitory Authority School Improvement Refunding Revenue Bonds, Series E 5.00%, 03/15/30	$9,313,200
6,000,000	New York State Dormitory Authority School Improvement Refunding Revenue Bonds, Series E 5.00%, 03/15/31	6,946,140
1,045,000	New York State Dormitory Authority School Improvement Revenue Bonds, Series A 5.00%, 03/15/21	1,112,915
7,700,000	New York State Dormitory Authority School Improvement Revenue Bonds, Series A 5.00%, 03/15/25	8,682,058
1,000,000	New York State Dormitory Authority School Improvement Revenue Bonds, Series A 5.00%, 02/15/27	1,153,670
6,290,000	New York State Dormitory Authority School Improvement Revenue Bonds, Series A 5.00%, 03/15/27	7,341,436
22,680,000	New York State Dormitory Authority School Improvement Revenue Bonds, Series C 5.00%, 03/15/27	26,471,189
1,500,000	New York State Dormitory Authority University & College Improvements Revenue Bonds, Series A 5.00%, 07/01/32	1,724,205
6,575,000	New York State Dormitory Authority University & College Improvements Revenue Bonds, Series A 1.20%, 09/01/39(a)	6,575,000
3,000,000	New York State Environmental Facilities Corp Refunding Revenue Bonds 5.00%, 06/15/29	3,347,490
3,750,000	New York State Environmental Facilities Corp Water Utility Improvements Refunding Revenue 5.00%, 06/15/25	4,326,000
Principal Amount		Value
New York (continued)
$1,430,000	New York State Thruway Authority Highway Improvement Revenue Bonds, Series A 5.00%, 03/15/20	$1,487,429
5,000,000	New York State Thruway Authority Highway Improvement Revenue Bonds, Series A 5.00%, 03/15/21	5,059,650
1,900,000	New York State Thruway Authority Highway Improvement Revenue Bonds, Series B 5.00%, 04/01/21	1,925,232
8,000,000	New York State Thruway Authority Refunding Revenue Bonds, Series A 5.00%, 03/15/21	8,419,920
2,000,000	New York State Urban Development Corp Advance Refunding Revenue Bonds, Series A 5.00%, 03/15/24	2,254,000
2,105,000	New York State Urban Development Corp Advance Refunding Revenue Bonds, Series A 5.00%, 03/15/27	2,417,424
5,875,000	New York State Urban Development Corp Personal Income Tax Advance Refunding Revenue, Series A 5.00%, 03/15/25	6,719,825
5,605,000	New York State Urban Development Corp Personal Income Tax Economic Improvements Revenue Bonds, Series C 5.00%, 03/15/22	6,104,237
3,100,000	New York State Urban Development Corp Refunding Revenue Bonds 1.62%, 03/15/33(a)	3,100,000
4,705,000	New York State Urban Development Corp. Public Improvement Revenue Bonds, Series A-1 5.00%, 03/15/22	5,124,074
6,330,000	Port Authority of New York & New Jersey Refunding Revenue Bonds, Series 179 5.00%, 12/01/28	7,070,927
12,730,000	Triborough Bridge & Tunnel Authority Advance Refunding Revenue Bonds 5.00%, 11/15/25	14,762,726

99

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
New York (continued)
$4,450,000	Triborough Bridge & Tunnel Authority Advance Refunding Revenue Bonds 5.00%, 11/15/28	$5,271,426
2,125,000	Triborough Bridge & Tunnel Authority Highway Improvements Revenue Bonds, Series A 5.00%, 11/15/27	2,495,366
5,500,000	Triborough Bridge & Tunnel Authority Refunding Revenue Bonds 5.00%, 11/15/33	6,313,505
1,600,000	Utility Debt Securitization Authority Restructuring Refunding Revenue Bonds 5.00%, 12/15/24	1,764,192
		487,441,064
North Carolina — 2.1%
680,000	Appalachian State University Refunding Revenue Bonds 5.00%, 05/01/20	709,124
1,355,000	Cabarrus County School Improvement COP 5.00%, 01/01/21	1,361,924
9,690,000	City of Charlotte Water & Sewer System Revenue Bonds, Series B 1.56%, 07/01/36(a)	9,690,000
3,015,000	County of Mecklenburg Refunding GO, Series A 5.00%, 12/01/22	3,336,489
3,325,000	County of Wake Advance Refunding Revenue, Series A 5.00%, 12/01/26	3,882,037
675,000	Dare County Refunding Revenue Bonds, Series D 5.00%, 06/01/21	720,569
1,000,000	Durham Capital Financing Corp Advance Refunding Revenue Bonds 5.00%, 12/01/25	1,153,580
325,000	North Carolina State University At Raleigh Refunding Revenue Bonds, Series A 5.00%, 10/01/21	350,734
3,250,000	State of North Carolina Advance Refunding Revenue Bonds 5.00%, 03/01/22	3,527,518
13,000,000	State of North Carolina Advance Refunding Revenue Bonds, Series B 5.00%, 05/01/23	14,462,110
Principal Amount		Value
North Carolina (continued)
$2,010,000	State of North Carolina Advance Refunding Revenue Bonds, Series B 5.00%, 05/01/24	$2,274,315
5,270,000	State of North Carolina Public Improvements GO, Series A 5.00%, 06/01/27	6,219,232
		47,687,632
Ohio — 2.8%
1,175,000	Central Ohio Solid Waste Authority Advance Refunding GO 5.00%, 12/01/23	1,318,491
1,000,000	Central Ohio Solid Waste Authority Advance Refunding GO 5.00%, 12/01/24	1,138,980
1,285,000	Central Ohio Solid Waste Authority Advance Refunding GO 5.00%, 12/01/25	1,482,350
3,500,000	City of Columbus GO, Series A 4.00%, 08/15/25	3,796,135
1,300,000	City of Columbus Public Improvements GO, Series 1 1.59%, 12/01/26(a)	1,300,000
3,730,000	City of Columbus Refunding GO, Series 1 5.00%, 07/01/21	4,003,707
5,000,000	City of Columbus Refunding GO, Series 1 5.00%, 07/01/26	5,802,400
2,000,000	City of Columbus Refunding GO, Series 5 5.00%, 08/15/23	2,238,520
1,100,000	County of Cuyahoga Refunding Revenue Bonds 5.00%, 12/01/22	1,212,321
1,000,000	County of Hamilton Sewer System Refunding Revenue Bonds, Series A 5.00%, 12/01/26	1,128,760
1,515,000	County of Hamilton Sewer System Refunding Revenue Bonds, Series A 5.00%, 12/01/27	1,703,739
1,000,000	Greater Cleveland Regional Transit Authority Capital Improvements Advance Refunding Revenue Bonds 5.00%, 12/01/23	1,121,610
9,200,000	Ohio State University/The University and College Improvements Revenue Bonds, Series B 1.55%, 06/01/35(a)	9,200,000

100

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
Ohio (continued)
$3,000,000	Ohio Water Development Authority Revenue Bonds 5.00%, 06/01/26	$3,485,700
3,045,000	Revere Local School District School Improvements GO, Series A 5.00%, 12/01/42	3,334,762
2,350,000	Revere Local School District School Improvements GO, Series A 5.00%, 12/01/45	2,573,626
320,000	RiverSouth Authority Area Redevelopment Refunding Revenue Bonds 5.00%, 06/01/24	354,559
1,000,000	State of Ohio Advance Refunding Revenue Bonds 5.00%, 10/01/21	1,075,360
1,445,000	State of Ohio Department of Administration Telecommunications Improvements COP 5.00%, 09/01/24	1,631,448
300,000	State of Ohio Department of Administration Telecommunications Improvements COP 5.00%, 09/01/24	338,709
210,000	State of Ohio Highway Improvements Revenue Bonds 5.00%, 12/15/24	238,720
2,000,000	State of Ohio Highway Improvements Revenue Bonds, Series 2016-1 5.00%, 12/15/20	2,114,860
5,000,000	State of Ohio Highway Improvements Revenue Bonds, Series 2016-1 5.00%, 12/15/24	5,683,800
2,530,000	State of Ohio Mental Health Facility Improvements Revenue 5.00%, 02/01/23	2,686,126
2,000,000	State of Ohio Mental Health Facility Improvements Revenue 5.00%, 06/01/25	2,280,780
1,415,000	State of Ohio Public Improvements Revenue Bonds, Series A 5.00%, 02/01/24	1,588,635
1,520,000	University of Cincinnati Advance Refunding Revenue, Series A 5.00%, 06/01/26	1,753,670
		64,587,768
Principal Amount		Value
Oklahoma — 0.8%
$3,650,000	City of Oklahoma City Public Improvements GO 5.00%, 03/01/26	$4,241,702
2,000,000	Oklahoma Turnpike Authority Refunding Revenue Bonds, Series D 4.00%, 01/01/21	2,075,620
5,000,000	Oklahoma Turnpike Authority Refunding Revenue Bonds, Series D 5.00%, 01/01/26	5,769,000
2,985,000	Oklahoma Turnpike Authority Refunding Revenue Bonds, Series D 5.00%, 01/01/28	3,501,912
2,000,000	University of Oklahoma Advance Refunding Revenue Bonds, Series B 5.00%, 07/01/25	2,281,380
1,250,000	University of Oklahoma Refunding Revenue Bonds, Series A 5.00%, 07/01/25	1,425,863
		19,295,477
Oregon — 0.2%
1,755,000	Washington & Multnomah Counties School District No 48J Beaverton Refunding GO, Series B, (School Board GTY) 4.00%, 06/15/19	1,777,236
2,000,000	Washington County School District No 1 West Union School Improvements GO, (School Board GTY) 5.00%, 06/15/28	2,318,220
		4,095,456
Pennsylvania — 1.0%
5,000,000	Commonwealth of Pennsylvania Public Facilities GO, Series 1 5.00%, 03/01/22	5,403,550
10,000,000	Commonwealth of Pennsylvania Public Improvements GO, Series 2 5.00%, 09/15/20	10,498,500
1,000,000	Lancaster County Hospital Authority Advance Refunding Revenue Bonds 5.00%, 08/15/26	1,152,910
3,000,000	Pennsylvania State University Advance Refunding Revenue, Series B 5.00%, 09/01/26	3,500,100

101

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
Pennsylvania (continued)
$1,240,000	Pennsylvania State University, University and College Improvements Revenue, Series A 5.00%, 09/01/26	$1,446,708
		22,001,768
Rhode Island — 0.6%
6,950,000	Rhode Island Commerce Corp Grant Anticipation Current Refunding Revenue 5.00%, 06/15/23	7,709,774
3,000,000	Rhode Island Convention Center Authority Refunding Revenue Bonds, Series A 5.00%, 05/15/22	3,252,300
850,000	State of Rhode Island School for the Deaf Project Advance Refunding COP, Series D 5.00%, 04/01/24	946,934
960,000	State of Rhode Island University & College Improvements COP, Series A 5.00%, 06/01/24	1,076,822
1,010,000	State of Rhode Island University & College Improvements COP, Series A 5.00%, 06/01/25	1,144,623
		14,130,453
South Carolina — 1.1%
3,600,000	Beaufort County School District School Improvements Refunding GO, Series A (South Carolina School District) 5.00%, 03/01/22	3,919,464
4,010,000	Darlington County School District School Improvement GO (South Carolina School District) 5.00%, 03/01/27	4,661,304
3,000,000	Darlington County School District School Improvement GO (South Carolina School District) 5.00%, 03/01/28	3,490,140
1,635,000	Lexington County School District No 2 Refunding GO (South Carolina School District) 5.00%, 03/01/20	1,699,697
2,350,000	Lexington County School District No 2 School Improvements GO (South Carolina School District) 5.00%, 03/01/26	2,719,044
Principal Amount		Value
South Carolina (continued)
$1,500,000	State of South Carolina Advance Refunding GO, Series B (State Aid Withholding) 5.00%, 04/01/26	$1,747,890
330,000	State of South Carolina University & College Improvements GO, Series B 5.00%, 03/01/19	333,376
1,485,000	State of South Carolina University & College Improvements GO, Series B (State Aid Withholding) 5.00%, 04/01/22	1,621,516
680,000	State of South Carolina University & College Improvements GO, Series E (State Aid Withholding) 5.00%, 03/01/19	686,956
4,680,000	State of South Carolina University & College Improvements Refunding GO, Series A (State Aid Withholding) 5.00%, 04/01/22	5,110,232
		25,989,619
Tennessee — 0.9%
1,000,000	County of Montgomery Advance Refunding School Improvements GO 5.00%, 04/01/26	1,157,940
1,600,000	Metropolitan Government of Nashville & Davidson County Advance Refunding Revenue, Series B 5.00%, 05/15/25	1,840,848
400,000	Metropolitan Government of Nashville & Davidson County Electric System Revenue, Series A 5.00%, 05/15/23	445,715
7,000,000	Tennessee State School Bond Authority Advance Refunding Revenue Bonds (State Aid Intercept Program) 5.00%, 11/01/31	7,868,350
7,000,000	Tennessee State School Bond Authority Advance Refunding Revenue Bonds (State Aid Intercept Program) 5.00%, 11/01/32	7,849,590
900,000	Tennessee State School Bond Authority Refunding Revenue Bonds (State Aid Intercept Program) 5.00%, 11/01/25	1,024,047
		20,186,490

102

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
Texas — 19.9%
$7,000,000	Aldine Independent School District Advance Refunding GO, (PSF-GTD) 5.00%, 02/15/28	$7,868,840
2,250,000	Alief Independent School District School Improvements GO, (PSF-GTD) 5.00%, 02/15/28	2,601,090
1,000,000	Allen Independent School District Current Refunding GO, Series A (PSF-GTD) 5.00%, 02/15/22	1,084,620
860,000	Alvin Independent School District Improvements Refunding GO, Series A, (PSF-GTD) 5.00%, 02/15/25	978,955
1,720,000	Alvin Independent School District Improvements Refunding GO, Series A, (PSF-GTD) 5.00%, 02/15/26	1,977,553
1,100,000	Amarillo College District Refunding GO 4.00%, 02/15/20	1,127,346
235,000	Anna Independent School District School Improvement GO, (PSF-GTD) 5.00%, 08/15/28	272,631
485,000	Aransas Pass Independent School District Improvements GO, (PSF-GTD) 5.00%, 02/15/23	535,430
1,450,000	Austin Community College District Refunding GO 5.00%, 08/01/27	1,663,107
2,525,000	Austin Independent School District Refunding GO, (PSF-GTD) 5.00%, 08/01/27	2,899,887
1,000,000	Austin Independent School District Refunding GO, Series B, (PSF-GTD) 5.00%, 08/01/21	1,072,550
5,310,000	Beaumont Independent School District Refunding GO, (PSF-GTD) 5.00%, 02/15/26	6,124,076
3,070,000	Beaumont Independent School District Refunding GO, (PSF-GTD) 5.00%, 02/15/28	3,522,211
1,075,000	Bonham Independent School District Improvements GO, (PSF-GTD) 5.00%, 08/01/27	1,234,605
Principal Amount		Value
Texas (continued)
$1,605,000	Brock Independent School District Refunding GO, (PSF-GTD) 5.00%, 08/15/25	$1,834,579
5,000,000	Burleson Independent School District School Improvement GO, (PSF-GTD) 2.50%, 02/01/47(a)(c)	4,971,550
1,000,000	Burleson Independent School District Refunding GO, (PSF-GTD) 5.00%, 08/01/25	1,144,280
1,420,000	Burleson Independent School District Refunding GO, Series B, (PSF-GTD) 5.50%, 08/01/27	1,708,232
5,000,000	City of Austin Water & Wastewater System Advance Refunding Revenue Bonds 5.00%, 11/15/29	5,694,000
1,000,000	City of Austin Water & Wastewater System Advance Refunding Revenue Bonds, Series A 5.00%, 11/15/21	1,079,650
2,360,000	City of Bryan Waterworks & Sewer Current Refunding Revenue 4.00%, 07/01/21	2,466,766
2,450,000	City of Bryan Waterworks & Sewer Current Refunding Revenue 4.00%, 07/01/22	2,593,717
2,535,000	City of Cedar Park Public Improvements Refunding GO 5.00%, 02/15/20	2,630,012
4,020,000	City of College Station Improvements Advance Refunding GO 5.00%, 02/15/25	4,573,554
935,000	City of Conroe Public Improvements GO 5.00%, 03/01/25	1,046,489
2,075,000	City of Denton Public Improvements GO 5.00%, 02/15/23	2,287,190
1,715,000	City of Denton Public Improvements GO 5.00%, 02/15/24	1,919,702
1,290,000	City of Denton Public Improvements GO 5.00%, 02/15/28	1,467,620
830,000	City of El Paso Municipal Drainage Utility System Sewer Improvement Revenue Bonds 5.00%, 03/01/24	931,609

103

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
Texas (continued)
$350,000	City of El Paso Water & Sewer Refunding Revenue Bonds 5.00%, 03/01/25	$391,733
1,250,000	City of El Paso Water & Sewer Refunding Revenue Bonds 5.00%, 03/01/26	1,395,088
5,145,000	City of Fort Worth Water & Sewer System Improvements Revenue 5.00%, 02/15/25	5,866,226
1,325,000	City of Lubbock Prerefunded Public Improvements GO 5.25%, 02/15/20(b)	1,337,826
450,000	City of Lubbock Unrefunded Public Improvements GO 5.25%, 02/15/20	454,226
2,240,000	City of McKinney Waterworks & Sewer System Revenue Sewer Improvements 5.00%, 03/15/25	2,550,800
2,360,000	City of McKinney Waterworks & Sewer System Revenue Sewer Improvements 5.00%, 03/15/26	2,715,345
930,000	City of Pflugerville Advance Refunding GO 5.00%, 08/01/26	1,070,867
1,815,000	City of Plano Advance Refunding GO 5.00%, 09/01/23	2,028,081
1,180,000	City of Plano Waterworks & Sewer System Water Utility Improvement Revenue Bonds 5.00%, 05/01/26	1,363,950
1,505,000	Clint Independent School District Advance Refunding GO, (PSF-GTD) 5.00%, 08/15/25	1,724,294
1,195,000	Connally Independent School District Refunding GO, (PSF-GTD) 5.00%, 08/15/25	1,365,933
900,000	Conroe Independent School District School Improvements GO, (PSF-GTD) 5.00%, 02/15/21	955,854
460,000	Conroe Independent School District School Improvements GO, (PSF-GTD) 5.00%, 02/15/22	498,925
2,130,000	County of Bexar Advance Refunding GO 5.00%, 06/15/26	2,426,453
7,500,000	County of Bexar Advance Refunding GO 5.00%, 06/15/29	8,520,150
Principal Amount		Value
Texas (continued)
$2,910,000	County of Bexar Refunding GO 5.00%, 06/15/22	$3,176,003
24,000,000	County of Bexar Tax Public Improvements GO, Series B 5.00%, 06/15/43	26,756,880
675,000	County of Collin Advance Refunding GO 5.00%, 02/15/24	758,052
3,440,000	County of Dallas Public Improvements GO 5.00%, 08/15/26	3,994,734
1,500,000	County of Denton Advance Refunding GO 5.00%, 07/15/24	1,698,960
1,590,000	County of Harris Advance Refunding Revenue, Series A 5.00%, 08/15/25	1,822,744
1,850,000	County of Williamson Limited Tax Advance Refunding GO 5.00%, 02/15/24	2,078,586
1,000,000	County of Williamson Limited Tax Refunding GO 5.00%, 02/15/21	1,062,290
360,000	Crystal City Independent School District Advance Refunding GO, (PSF-GTD) 5.00%, 02/15/26	408,452
750,000	Dallas Area Rapid Transit Refunding Revenue Bonds, Series A 5.00%, 12/01/25	849,713
1,120,000	Dayton Independent School District School Improvements GO, (PSF-GTD) 5.00%, 02/15/22	1,214,405
6,500,000	Denton Independent School District Advance Refunding GO, (PSF-GTD) 5.00%, 08/15/29	7,367,620
1,085,000	Denver City Independent School District School Building GO, Series A, (PSF-GTD) 5.00%, 02/15/25	1,233,721
2,665,000	Eagle Mountain & Saginaw Independent School District Refunding GO, (PSF-GTD) 5.00%, 08/15/25	3,051,532
1,835,000	Eagle Mountain & Saginaw Independent School District Refunding GO, (PSF-GTD) 5.00%, 08/15/27	2,088,964
3,000,000	Edinburg Consolidated Independent School District Advance Refunding GO, (PSF-GTD) 5.00%, 02/15/25	3,414,960

104

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
Texas (continued)
$1,500,000	El Paso Independent School District Refunding GO (PSF-GTD) 5.00%, 08/15/25	$1,702,530
6,000,000	Fort Bend Independent School District Refunding GO, (PSF-GTD), Series A 5.00%, 08/15/25	6,765,240
4,320,000	Fort Worth Independent School District School Building GO, (PSF-GTD) 5.00%, 02/15/22	4,684,133
885,000	Frenship Independent School District Refunding GO (PSF-GTD) 5.00%, 02/15/26	996,687
1,385,000	Goose Creek Consolidated Independent School District Advance Refunding GO, (PSF-GTD), Series A 5.00%, 02/15/25	1,575,715
1,095,000	Graham Independent School District Refunding GO, Series B (PSF-GTD) 5.00%, 02/15/21	1,162,956
4,500,000	Grand Parkway Transportation Corp Highway Improvements Revenue Bonds, Sub-Tier Series B 5.00%, 10/01/52(a)(c)	4,979,745
1,000,000	Harris County Refunding GO, Series C, (AGM) 5.25%, 08/15/19	1,025,430
2,040,000	Hays Consolidated Independent School District Advance Refunding GO, (PSF-GTD) 5.00%, 02/15/27	2,364,850
2,730,000	Hays Consolidated Independent School District Advance Refunding GO, (PSF-GTD) 5.00%, 08/15/27	3,137,152
2,030,000	Houston Community College System University & College Improvements Revenue Bonds (AGM) 5.25%, 04/15/21	2,035,197
3,750,000	Houston Independent School District School Improvement Refunding GO, (PSF-GTD), Series A 5.00%, 02/15/25	4,268,700
2,455,000	Irving Independent School District Advance Refunding GO, (PSF-GTD) 5.00%, 02/15/24	2,759,641
Principal Amount		Value
Texas (continued)
$585,000	Kaufman Independent School District School Building Refunding GO, (PSF-GTD) 5.00%, 02/15/24	$656,358
500,000	Kaufman Independent School District School Building Refunding GO, (PSF-GTD) 5.00%, 02/15/25	567,605
750,000	Klein Independent School District School Improvements GO, (PSF-GTD) 5.00%, 08/01/23	835,545
13,725,000	Lone Star College System Advance Refunding GO 5.00%, 02/15/29	15,528,191
4,455,000	Lone Star College System Advance Refunding GO, Series B 5.00%, 02/15/23	4,925,849
1,835,000	Longview Independent School District Advance Refunding GO, (PSF-GTD) 5.00%, 02/15/21	1,948,880
1,860,000	Longview Independent School District Advance Refunding GO, (PSF-GTD) 5.00%, 02/15/23	2,056,583
560,000	Longview Independent School District Advance Refunding GO, (PSF-GTD) 5.00%, 02/15/24	629,194
225,000	Longview Independent School District Advance Refunding GO, (PSF-GTD) 5.00%, 02/15/26	259,173
2,670,000	Magnolia Independent School District School Improvement Advance Refunding GO, (PSF-GTD) 5.00%, 08/15/25	3,059,046
300,000	Manor Independent School District Advance Refunding GO, (PSF-GTD) 5.00%, 08/01/26	347,249
3,410,000	Manor Independent School District Advance Refunding GO, (PSF-GTD) 5.00%, 08/01/24	3,853,880
1,005,000	Mesquite Independent School District Advance Refunding GO, (PSF-GTD), Series A 5.00%, 08/15/23	1,121,962
1,060,000	Mesquite Independent School District Advance Refunding GO, (PSF-GTD), Series A 5.00%, 08/15/24	1,200,673

105

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
Texas (continued)
$1,110,000	Mesquite Independent School District Advance Refunding GO, (PSF-GTD), Series A 5.00%, 08/15/25	$1,273,969
1,435,000	Mesquite Independent School District Advance Refunding GO, (PSF-GTD), Series B 5.00%, 08/15/23	1,602,005
1,650,000	Mesquite Independent School District Advance Refunding GO, (PSF-GTD), Series B 5.00%, 08/15/25	1,893,738
585,000	Mesquite Independent School District Advance Refunding GO, (PSF-GTD), Series B 5.00%, 08/15/26	678,448
580,000	Mesquite Independent School District Current Refunding GO, Series A (PSF-GTD) 5.00%, 08/15/24	656,972
1,170,000	Mesquite Independent School District Current Refunding GO, Series A (PSF-GTD) 5.00%, 08/15/25	1,342,832
1,000,000	Mesquite Independent School District Improvements GO, Series C, (PSF-GTD) 5.00%, 08/15/21	1,075,520
595,000	Mesquite Independent School District Improvements GO, Series C, (PSF-GTD) 5.00%, 08/15/26	690,045
1,585,000	Mesquite Independent School District School Improvements GO, Series B (PSF-GTD) 5.00%, 08/15/26	1,838,188
1,000,000	New Caney Independent School District Advance Refunding GO, (PSF-GTD) 5.00%, 02/15/27	1,156,840
250,000	Northside Independent School District School Improvements GO, (PSF-GTD) 5.00%, 08/15/26	289,175
2,525,000	Northwest Independent School District Refunding GO, Series B 5.00%, 02/15/25	2,867,971
1,145,000	Palestine Independent School District Advance Refunding GO, (PSF-GTD) 5.00%, 02/15/23	1,264,057
250,000	Pasadena Independent School District Advance Refunding GO, (PSF-GTD) 5.00%, 02/15/22	271,155
Principal Amount		Value
Texas (continued)
$4,420,000	Pasadena Independent School District School Improvement Refunding GO, (PSF-GTD) 5.00%, 02/15/25	$4,870,089
750,000	Pharr San Juan Alamo Independent School District Advance Refunding GO, (PSF-GTD) 5.00%, 02/01/27	843,023
1,525,000	Plano Independent School District School Improvement GO, (PSF-GTD) 5.00%, 02/15/23	1,683,570
5,000,000	Plano Independent School District School Improvement GO, (PSF-GTD) 5.00%, 02/15/26	5,748,700
2,595,000	Port Arthur Independent School District Advance Refunding GO, (PSF-GTD), Series B 5.00%, 02/15/25	2,955,549
1,000,000	Prosper Independent School District School Building School Improvement GO, (PSF-GTD) 5.00%, 02/15/25	1,137,700
4,100,000	Rockwall Independent School District School Building GO, (PSF-GTD) 1.63%, 08/01/37(a)	4,100,000
925,000	Roma Independent School District Refunding GO, (PSF-GTD) 5.00%, 08/15/22	1,013,273
1,020,000	Roma Independent School District Refunding GO, (PSF-GTD) 5.00%, 08/15/23	1,135,780
1,075,000	Roma Independent School District Refunding GO, (PSF-GTD) 5.00%, 08/15/24	1,215,191
1,000,000	Roma Independent School District Refunding GO, (PSF-GTD) 5.00%, 08/15/25	1,143,040
705,000	San Elizario Independent School District School Improvements GO, (PSF-GTD) 5.00%, 05/01/25	803,742
145,000	Seagraves Independent School District School Building GO, (PSF-GTD) 4.00%, 02/15/19	145,840

106

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
Texas (continued)
$450,000	Spring Independent School District Advance Refunding GO (PSF-GTD) 5.00%, 08/15/27	$516,776
1,000,000	Spring Independent School District Advance Refunding GO, (PSF- GTD) 5.00%, 08/15/26	1,158,970
2,160,000	Spring Independent School District Advance Refunding GO, (PSF-GTD) 5.00%, 08/15/22	2,366,129
24,500,000	State of Texas Cash Flow Management Revenue Notes 4.00%, 08/29/19	24,887,590
5,000,000	State of Texas Public Finance Authority Advance Refunding GO 5.00%, 10/01/26	5,814,400
2,695,000	State of Texas Public Finance Authority Refunding GO 5.00%, 10/01/20	2,839,263
3,200,000	State of Texas Transportation Commission Advance Refunding GO, Series F 5.00%, 10/01/25	3,678,688
6,500,000	State of Texas Transportation Commission Highway Improvement GO 5.00%, 04/01/25	7,428,330
9,320,000	State of Texas Transportation Commission Highway Improvement GO 5.00%, 04/01/27	10,704,113
12,005,000	State of Texas Transportation Commission Highway Improvement GO 5.00%, 04/01/30	13,009,698
1,000,000	State of Texas Transportation Commission Highway Improvement GO, Series B-R 1.60%, 04/01/36(a)	1,000,000
3,500,000	State of Texas Transportation Commission Refunding GO, Series A 5.00%, 10/01/22	3,847,585
1,030,000	State of Texas Water Utility Improvement Refunding GO, Series B1 5.00%, 08/01/26	1,195,346
1,000,000	State of Texas, Water Financial Assistance Refunding GO, Subseries 2018 B-2 5.00%, 08/01/28	1,122,770
Principal Amount		Value
Texas (continued)
$3,500,000	State of Texas, Water Financial Assistance Refunding GO, Subseries 2018 B-3 5.00%, 08/01/27	$4,096,540
1,000,000	Sulphur Springs Independent School District Advance Refunding GO, (PSF- GTD) 5.00%, 08/15/26	1,155,180
1,000,000	Temple Independent School District Advance Refunding GO, (PSF- GTD) 5.00%, 02/01/27	1,160,170
1,000,000	Texas Transportation Commission State Highway Fund First Tier Advance Refunding Revenue Bonds 5.00%, 10/01/22	1,098,910
5,785,000	Texas Transportation Commission State Highway Fund First Tier Advance Refunding Revenue Bonds 5.00%, 10/01/24	6,565,165
3,225,000	Texas Transportation Commission State Highway Fund First Tier Advance Refunding Revenue Bonds, Series A 5.00%, 04/01/21	3,436,109
4,250,000	Texas Transportation Commission State Highway Fund Highway Improvements Revenue Bonds Series A 5.00%, 10/01/26	4,935,653
1,000,000	Trinity River Authority Central Regional Wastewater System Advance Refunding Revenue Bonds 5.00%, 08/01/24	1,132,450
4,850,000	Tyler Independent School District Advance Refunding GO, (PSF-GTD) 5.00%, 02/15/23	5,366,768
500,000	United Independent School District GO, (PSF-GTD) 5.00%, 08/15/22	547,715
1,680,000	United Independent School District GO, (PSF-GTD) 5.00%, 08/15/23	1,872,310
935,000	United Independent School District GO, (PSF-GTD) 5.00%, 08/15/24	1,058,009
2,085,000	United Independent School District GO, (PSF-GTD) 5.00%, 08/15/25	2,391,599
1,635,000	United Independent School District GO, (PSF-GTD) 5.00%, 08/15/26	1,894,916

107

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
Texas (continued)
$1,000,000	United Independent School District GO, (PSF-GTD) 5.00%, 08/15/27	$1,168,560
220,000	University of North Texas Prerefunded Refunding Revenue 5.00%, 04/15/20	228,821
420,000	University of North Texas Prerefunded Refunding Revenue 5.00%, 04/15/21	447,615
1,480,000	University of North Texas Unrefunded Refunding Revenue 5.00%, 04/15/20	1,540,428
11,750,000	University Of Texas System /The Refunding Revenue Bonds, Series B 1.56%, 08/01/25(a)	11,750,000
29,075,000	University Of Texas System /The Refunding Revenue Bonds, Series B 1.56%, 08/01/32(a)	29,075,000
2,000,000	University of Texas System University and College Improvements Revenue, Series D 5.00%, 08/15/23	2,232,760
7,000,000	University of Texas System/The Advance Refunding Revenue Bonds, Series C 5.00%, 08/15/26	8,118,180
325,000	Waco Independent School District Advance Refunding GO, (PSF- GTD) 5.00%, 08/15/27	373,961
640,000	Wall Independent School District School Improvements GO, (PSF-GTD) 5.00%, 02/15/27	721,402
1,210,000	Wichita Falls Independent School District School Improvements GO (PSF-GTD) 5.00%, 02/01/23	1,334,727
		456,372,400
Utah — 0.1%
1,975,000	Alpine School District School Building GO, (School Board GTY) 5.00%, 03/15/21	2,026,627
Virginia — 2.8%
3,815,000	Commonwealth of Virginia University and College Improvements GO, Series A 5.00%, 06/01/22	4,183,567
Principal Amount		Value
Virginia (continued)
$7,000,000	Country of Fairfax Public Improvements GO, Series A, (State Aid Withholding) 5.00%, 10/01/22	$7,722,750
5,000,000	Country of Fairfax School Improvements GO, Series A, (State Aid Withholding) 5.00%, 10/01/27	5,872,600
2,160,000	County of Fairfax Sewer Improvement Revenue Bonds 5.00%, 07/15/22	2,321,330
1,350,000	Fairfax County Economic Development Authority Community Services Facilities Project Revenue Bonds, Series A 4.50%, 03/01/20	1,392,984
2,055,000	Hampton Roads Sanitation District Refunding Revenue Bonds, Sub-series B 1.60%, 08/01/46(a)	2,055,000
1,170,000	Prince William County Industrial Development Authority Public Improvements Refunding Revenue Bonds, Series A 5.00%, 10/01/24	1,329,845
1,000,000	Virginia College Building Authority Advance Refunding Revenue, Series A 5.00%, 09/01/28	1,149,900
2,000,000	Virginia College Building Authority Public Higher Education Refunding Revenue Bonds, Series B (State Aid Intercept Program) 5.00%, 09/01/21	2,099,880
500,000	Virginia College Building Authority, University and College Improvements Revenue, Series A 5.00%, 02/01/27	564,769
2,600,000	Virginia Commonwealth Transportation Board Advance Refunding Revenue Bonds, Series A 5.00%, 05/15/23	2,892,422
5,000,000	Virginia Commonwealth Transportation Board Transit Improvements Revenue Bonds 5.00%, 03/15/23	5,455,550
5,000,000	Virginia Commonwealth Transportation Board Transit Improvements Revenue Bonds 5.00%, 05/15/27	5,760,950

108

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
Virginia (continued)
$2,465,000	Virginia Public Building Authority Revenue Bonds, Series A 5.00%, 08/01/21	$2,649,998
1,250,000	Virginia Public Building Authority Revenue Bonds, Series B (State Appropriation) 5.00%, 08/01/21	1,278,575
5,000,000	Virginia Public School Authority Advance Refunding Revenue Bonds 5.00%, 02/01/24	5,631,900
2,450,000	Virginia Public School Authority Advance Refunding Revenue Bonds, (State Aid Withholding) 5.00%, 08/01/24	2,781,534
5,000,000	Virginia Public School Authority Refunding Revenue Bonds, Series A, (State Aid Withholding) 5.00%, 08/01/25	5,754,750
1,500,000	Virginia Resources Authority Advance Refunding Revenue 5.00%, 11/01/26	1,756,065
1,120,000	Virginia Resources Authority Refunding Revenue Bonds 5.00%, 11/01/25	1,274,370
30,000	Virginia Resources Authority Refunding Revenue Bonds 5.00%, 11/01/25(b)	34,261
		63,963,000
Washington — 3.2%
1,025,000	Benton County School District No 17 Kennewick School Improvements GO, (School Board GTY) 5.00%, 12/01/21	1,109,060
1,050,000	Chelan County School District No 228 Cascade School Improvements GO, (School Board GTY) 5.00%, 12/01/26	1,205,999
2,100,000	City of Seattle Public Improvements GO, Series A 5.00%, 11/01/24	2,398,242
1,600,000	Clark County Public Utility District No 1 Refunding Revenue Bonds 5.00%, 01/01/27	1,818,096
825,000	Clark County School District No 117 Camas School Improvements GO, (School Board GTY) 5.00%, 12/01/24	938,165
Principal Amount		Value
Washington (continued)
$1,000,000	County of King WA Sewer Advance Refunding Revenue Bonds 5.00%, 07/01/30	$1,148,270
3,900,000	Energy Northwest Refunding Revenue Bonds, Series A 5.00%, 07/01/28	4,237,779
680,000	King County Public Transportation Sales Tax Refunding GO 4.00%, 12/01/18	681,163
1,035,000	King County Refunding GO 5.00%, 07/01/25	1,183,833
9,000,000	King County School District No 411 Issaquah School Improvement GO, (School Board GTY) 5.00%, 12/01/32	10,382,670
3,000,000	King County School District No 411 Issaquah School Improvement GO, (School Board GTY) 5.00%, 12/01/33	3,448,050
1,500,000	King County School District No. 414 Lake Washington GO, (School Board GTY) 5.00%, 12/01/20	1,503,825
1,180,000	Nooksack Valley School District No 506 School Improvements GO, (School Board GTY) 5.00%, 12/01/24	1,338,309
1,000,000	Pierce County School District No 402 Franklin Pierce School Improvements GO, (School Board GTY) 5.00%, 12/01/30	1,152,770
750,000	Port of Seattle Inter Lien Refunding Revenue Bonds 5.00%, 02/01/27	853,298
5,000,000	Port of Seattle Refunding GO 5.00%, 06/01/24	5,666,750
1,120,000	Skagit County Consolidated School District No 320 Mount Vernon School Improvements Refunding GO, (School Board GTY) 5.00%, 12/01/23	1,256,203
5,000,000	Snohomish County School District No 201 Refunding GO (School Board GTY) 5.00%, 12/01/25	5,630,600
360,000	Spokane County School District No 354 Mead School Improvement GO, (School Board GTY) 5.00%, 12/01/22	396,760

109

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2018

Principal Amount		Value
Washington (continued)
$1,315,000	Spokane County School District No 363 West Valley Refunding GO, (School Board GTY) 5.00%, 12/01/18	$1,318,261
15,000,000	State of Washington Advance Refunding GO, Series R-2018C 5.00%, 08/01/25	17,234,100
800,000	State of Washington Refunding GO, Series R-2012C 5.00%, 07/01/23	875,160
3,250,000	State of Washington Senior 520 Corridor Program Highway Improvements Revenue Bonds 5.00%, 09/01/19	3,328,455
4,435,000	Yakima County School District No 7 Yakima Advance Refunding GO, (School Board GTY) 5.00%, 12/01/24	5,040,688
		74,146,506
Wisconsin — 0.3%
4,700,000	State of Wisconsin Clean Water Fund Leveraged Loan Portfolio Advance Refunding Revenue Bonds 5.00%, 06/01/29	5,308,415
1,200,000	State of Wisconsin General Fund Advance Refunding Revenue Bonds, Series B 5.00%, 05/01/27	1,378,296
		6,686,711
Total Municipal Bonds (Cost $2,300,888,840)		2,256,668,682
U.S. GOVERNMENT SECURITIES — 1.0%
U.S. Treasury Bill — 0.8%
18,000,000	0.00%, 01/17/2019	17,913,712
U.S. Treasury Notes — 0.2%
6,500,000	2.00%, 08/15/2025	6,070,137
Total U.S. Government Securities (Cost $24,274,951)		23,983,849
Shares		Value
INVESTMENT COMPANY — 0.1%
1,584,787	SEI Daily Income Trust Government II Fund, Class A, 2.01%(d)	$1,584,787
Total Investment Company (Cost $1,584,787)		1,584,787
TOTAL INVESTMENTS — 99.3% (Cost $2,326,748,578)		$2,282,237,318
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.7%		15,294,890
NET ASSETS — 100.0%		$2,297,532,208

(a)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2018.
(b)	These securities are pre-refunded; the date shown represents the pre-refunded date. Bonds which are pre-refunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(c)	The security is subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at the stated maturity date.
(d)	The rate shown represents the current yield at October 31, 2018.

The following abbreviations are used in the report:

AGM — Assured Guaranty Municipal Corp.

COP — Certificates of Participation

FGIC — Insured by Financial Guaranty Insurance Corp.

GO — General Obligations

GTY — Guaranty

NATL-RE — Insured by National Public Finance Guarantee Corp.

OID — Original Issue Discount

PSF-GTD — Permanent School Fund Guarantee

Q–SBLF — Qualified-School Bond Loan Fund

110

Old Westbury Funds, Inc.
Statements of Assets and Liabilities
October 31, 2018

	ALL CAP CORE FUND	LARGE CAP STRATEGIES FUND	ALL CAP ESG FUND		SMALL & MID CAP STRATEGIES FUND

ASSETS:
Investments, at fair value	$1,840,234,852	$16,509,868,682	$29,939,936		$6,199,832,228
Foreign currency, at value (Cost $0, $0, $0 and $6,127,223, respectively)	—	—	—		6,095,107
Cash	2	146,893	1,127		24,810,990
Dividends and interest receivable	756,553	24,572,961	75,483		7,463,100
Receivable for Fund shares sold	683,851	1,711,770	—		1,594,704
Receivable for investments sold	2,150,853	1,007,385	—		1,347,838
Prepaid expenses	23,173	75,349	16,948		38,915
Total Assets	1,843,849,284	16,537,383,040	30,033,494		6,241,182,882
LIABILITIES:
Payable for Fund shares redeemed	1,126,276	4,382,697	—		1,391,544
Payable for investments purchased	1,395,303	16,908,274	—		10,890,966
Deferred tax liability (Note 9)	—	7,471	—		13,718
Accrued expenses and other payables:
Investment advisory	1,111,343	11,776,780	1,310		4,283,154
Administration	98,811	858,064	5,446		328,159
Shareholder servicing fee	322,352	2,904,383	5,201		1,097,650
Custody	24,804	433,268	979		145,422
Directors	13,987	126,565	225		48,340
Legal and Audit	54,730	458,936	8,289		206,790
Other	38,948	377,992	9,472(a	)	285,081
Total Liabilities	4,186,554	38,234,430	30,922		18,690,824
NET ASSETS	$1,839,662,730	$16,499,148,610	$30,002,572		$6,222,492,058
NET ASSETS consist of:
Capital paid-in	$1,408,130,826	$13,376,359,032	$31,266,326		$4,898,132,402
Total distributable earnings/(accumulated loss)(b)	431,531,904	3,122,789,578	(1,263,754)		1,324,359,656
NET ASSETS	$1,839,662,730	$16,499,148,610	$30,002,572		$6,222,492,058
Net Asset Value, maximum offering price and redemption price per share	$17.08	$13.87	$9.63		$15.85
Number of shares authorized	2,500,000,000	3,000,000,000	3,500,000,000		3,500,000,000
SHARES OF CAPITAL STOCK OUTSTANDING	107,735,812	1,189,721,997	3,116,283		392,582,692
INVESTMENTS, AT COST	$1,487,040,939	$14,020,456,690	$30,939,548		$5,435,522,044

(a)	Includes printing payable $4,790, accounting/admin out of pocket $2,496 and SEC fees $1,503.
(b)	For the period ended October 31, 2018, the Funds have adopted disclosure requirements conforming to amendments to SEC Rule 6-04.17 of Regulation S-X and discloses total distributable earnings/(accumulated loss).

See Notes to Financial Statements.

111

Old Westbury Funds, Inc.
Statements of Assets and Liabilities - (Continued)
October 31, 2018

STRATEGIC OPPORTUNITIES FUND[a]
ASSETS:
Investments, at fair value	$5,112,125,906
Foreign currency, at value (Cost $5,779,521)	4,769,728
Cash	2,352,247
Segregated cash for futures contracts (Note 6)	23,047,441
Due from broker for collateral	136,850,000
Structured option contracts, at value (Premium paid $25,017,928)	13,004,138
Dividends and interest receivable	8,933,972
Receivable for Fund shares sold	477,079
Receivable for investments sold	204,409,873
Unrealized appreciation on swap contracts	41,540,233
Unrealized appreciation on forward foreign currency exchange contracts	3,744,968
Variation margin	3,484,239
Prepaid expenses	35,161
Total Assets	5,554,774,985
LIABILITIES:
Payable to brokers for collateral	5,870,000
Written option contracts, at value (Premium received $3,774,915)	3,578,000
Structured option contracts, at value (Premium paid $5,512,338)	26,125,567
Payable for Fund shares redeemed	3,828,779
Payable for investments purchased	125,024,584
Unrealized depreciation on swap contracts	88,415,297
Unrealized depreciation on forward foreign currency exchange contracts	11,411,262
Swap Payable	10,971,161
Deferred tax liability payable (Note 9)	4,535
Accrued expenses and other payables:
Investment advisory	4,179,632
Administration	281,578
Shareholder servicing fee	920,952
Custody	39,665
Directors	39,336
Legal and Audit	242,678
Other	168,049
Total Liabilities	281,101,075
NET ASSETS	$5,273,673,910
NET ASSETS consist of:
Capital paid-in	$5,137,830,640
Total distributable earnings/(accumulated gain)(a)	135,843,270
NET ASSETS	$5,273,673,910
Net Asset Value, maximum offering price and redemption price per share	$7.60
Number of shares authorized	3,500,000,000
SHARES OF CAPITAL STOCK OUTSTANDING	693,808,629
INVESTMENTS, AT COST	$5,161,183,959

(a)	For the period ended October 31, 2018, the Fund has adopted disclosure requirements conforming to amendments to SEC Rule 6-04.17 of Regulation S-X and discloses total distributable earnings/(accumulated loss)
[a]	Consolidated Statement of Assets and Liabilities.

See Notes to Financial Statements.

112

Old Westbury Funds, Inc.
Statements of Assets and Liabilities - (Continued)
October 31, 2018

	FIXED INCOME FUND	MUNICIPAL BOND FUND
ASSETS:
Investments, at fair value	$859,514,211	$2,282,237,318
Cash	1	1
Dividends and interest receivable	4,916,102	25,827,396
Receivable for Fund shares sold	568,200	47,385
Receivable for investments sold	4,921,989	—
Prepaid expenses	19,603	24,411
Total Assets	869,940,106	2,308,136,511
LIABILITIES:
Payable for Fund shares redeemed	463,732	1,194,484
Payable for investments purchased	3,933,300	8,162,149
Accrued expenses and other payables:
Investment advisory	317,703	748,318
Administration	45,661	114,063
Shareholder servicing fee	74,118	195,605
Custody	11,118	29,340
Directors	6,108	16,142
Legal and Audit	31,366	68,313
Other	27,206	75,889
Total Liabilities	4,910,312	10,604,303
NET ASSETS	$865,029,794	$2,297,532,208
NET ASSETS consist of:
Capital paid-in	$904,762,404	$2,346,663,043
Total distributable earnings/(accumulated loss)(a)	(39,732,610)	(49,130,835)
NET ASSETS	$865,029,794	$2,297,532,208
Net Asset Value, maximum offering price and redemption price per share	$10.75	$11.63
Number of shares authorized	2,000,000,000	2,000,000,000
SHARES OF CAPITAL STOCK OUTSTANDING	80,484,160	197,630,300
INVESTMENTS, AT COST	$880,033,359	$2,326,748,578

(a)	For the period ended October 31, 2018, the Funds have adopted disclosure requirements conforming to amendments to SEC Rule 6-04.17 of Regulation S-X and discloses total distributable earnings/(accumulated loss).

See Notes to Financial Statements.

113

Old Westbury Funds, Inc.
Statements of Operations
For the Year Ended October 31, 2018

	ALL CAP CORE FUND	LARGE CAP STRATEGIES FUND	ALL CAP ESG FUND(a)	SMALL & MID CAP STRATEGIES FUND
INVESTMENT INCOME:
Interest	$49,622	$5,329,771	$—	$1,667,799
Dividends	26,582,237	371,785,265	645,284	111,804,275
Foreign tax withheld	(277,740)	(29,259,107)	(56,908)	(6,772,668)
Total investment income	26,354,119	347,855,929	588,376	106,699,406
EXPENSES:
Investment advisory fees	12,994,113	142,845,671	133,817	57,095,306
Shareholder servicing fees	3,767,419	35,242,668	35,685	13,434,190
Administration and Accounting fees	873,041	7,958,084	24,573	3,049,019
Custodian fees	321,502	6,213,315	7,672	1,973,332
Directors fees and expenses	56,654	528,910	633	201,691
Insurance premiums	25,889	79,757	630	42,684
Legal and Audit fees	86,823	711,206	8,662	342,240
Printing and postage fees	19,134	129,064	6,110	53,084
Registration fees	30,885	160,604	3,515	93,607
Transfer agent fees	202,018	1,777,587	9,780	687,938
Offering expenses	—	—	49,656	—
Miscellaneous expenses	16,394	137,851	11,661	455,605
Total expenses	18,393,872	195,784,717	292,394	77,428,696
Expenses waived by Adviser (Note 7)	—	—	(113,967)	(2,868,943)
Net expenses	18,393,872	195,784,717	178,427	74,559,753
NET INVESTMENT INCOME	7,960,247	152,071,212	409,949	32,139,653
NET REALIZED AND CHANGE IN UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS, NET OF FOREIGN TAXES:
Net realized gains/(loss) on:
Investments	76,060,050	545,354,724	(635,627)	574,301,067
Foreign capital gains tax	—	—	—	(58,254)
Forward foreign currency exchange contracts	(50,713)	(3,059,931)	—	(2,916,668)
Foreign currency transactions	(41,052)	(487,964)	(37,459)	835,129
Net change in unrealized appreciation/ (depreciation) on:
Investments	14,700,506	(862,843,106)	(999,612)	(770,250,806)
Foreign currency transactions	(805)	(199,722)	(1,005)	(64,459)
Forward foreign currency exchange contracts	—	—	—	(354,673)
Foreign deferred taxes on unrealized appreciation	—	983,389	—	1,139,686
Net realized and change in unrealized gain/(loss) on investments, foreign currency transactions, net of foreign taxes	90,667,986	(320,252,610)	(1,673,703)	(197,368,978)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$98,628,233	$(168,181,398)	$(1,263,754)	$(165,229,325)

(a)	For the period from March 1, 2018 (commencement of operations) to October 31, 2018.

See Notes to Financial Statements.

114

Old Westbury Funds, Inc.
Statements of Operations - (Continued)
For the Year Ended October 31, 2018

STRATEGIC OPPORTUNITIES FUND[a]
INVESTMENT INCOME:
Interest	$200,460,992
Dividends	49,441,077
Foreign tax withheld	(1,269,989)
Total investment income	248,632,080
EXPENSES:
Investment advisory fees	57,004,962
Shareholder servicing fees	11,025,993
Administration and Accounting fees	2,558,442
Custodian fees	560,698
Directors fees and expenses	164,327
Insurance premiums	38,971
Interest expense	33
Legal and Audit fees	532,518
Printing and postage fees	44,188
Registration fees	86,276
Transfer agent fees	563,287
Miscellaneous expenses	176,487
Total expenses	72,756,182
Expenses waived by Adviser (Note 7)	(6,600,358)
Net expenses	66,155,824
NET INVESTMENT INCOME	182,476,256
NET REALIZED AND CHANGE IN UNREALIZED GAIN/(LOSS) ON INVESTMENTS, SECURITIES SOLD SHORT, FUTURES CONTRACTS, SWAP AGREEMENTS, WRITTEN OPTIONS, FOREIGN CURRENCY TRANSACTIONS, NET OF FOREIGN TAXES:
Net realized gain/(loss) on:
Investments	36,964,412
Futures contracts	(20,591,742)
Swap agreements	54,458,314
Written options and structured options	114,378,006
Forward foreign currency exchange contracts	(14,532,210)
Foreign currency transactions	(666,154)
Net change in unrealized appreciation/(depreciation) on:
Investments	(207,322,209)
Futures contracts	11,734,618
Swap agreements	(91,866,243)
Written options and structured options	(132,766,650)
Forward foreign currency exchange contracts	792,678
Foreign currency transactions	24,812
Foreign deferred taxes on unrealized depreciation	(4,535)
Net realized and change in unrealized gain/(loss) on investments, securities sold short, futures contracts, swap agreements, written options, foreign currency transactions, net of foreign taxes	(249,396,903)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(66,920,647)

a	Consolidated Statement of Operations.

See Notes to Financial Statements.

115

Old Westbury Funds, Inc.
Statements of Operations - (Continued)
For the Year Ended October 31, 2018

	FIXED INCOME FUND	MUNICIPAL BOND FUND
INVESTMENT INCOME:
Interest	$19,629,817	$44,467,678
Dividends	88,058	365,836
Total investment income	19,717,875	44,833,514
EXPENSES:
Investment advisory fees	3,642,116	8,696,726
Shareholder servicing fees	1,696,058	4,540,986
Administration and Accounting fees	398,486	1,024,965
Custodian fees	127,204	340,574
Directors fees and expenses	25,311	67,460
Insurance premiums	22,640	27,561
Interest expense	317	—
Legal and Audit fees	48,213	94,532
Printing and postage fees	11,662	21,146
Registration fees	35,223	63,227
Transfer agent fees	97,211	238,794
Miscellaneous expenses	25,918	80,329
Total expenses	6,130,359	15,196,300
Expenses waived by Shareholder Servicing Agent (Note 7)	(848,029)	(2,270,493)
Net expenses	5,282,330	12,925,807
NET INVESTMENT INCOME	14,435,545	31,907,707
NET REALIZED AND CHANGE IN UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on:
Investments	(7,802,111)	(6,099,436)
Net change in unrealized appreciation/(depreciation) on:
Investments	(18,998,566)	(57,254,816)
Net realized and change in unrealized gain/(loss) on investments	(26,800,677)	(63,354,252)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,365,132)	$(31,446,545)

See Notes to Financial Statements.

116

Old Westbury Funds, Inc.
Statements of Changes in Net Assets

	ALL CAP CORE FUND		LARGE CAP STRATEGIES FUND
	FOR THE YEAR ENDED OCTOBER 31, 2018	FOR THE YEAR ENDED OCTOBER 31, 2017	FOR THE YEAR ENDED OCTOBER 31, 2018	FOR THE YEAR ENDED OCTOBER 31, 2017
FROM OPERATIONS:
Net investment income	$7,960,247	$10,124,869	$152,071,212	$121,578,079
Net realized gain/(loss) on investments and foreign currency transactions	75,968,285	51,068,138	541,806,829	860,254,925
Net change in unrealized appreciation/(depreciation) on investments, foreign currency transactions, net of foreign deferred taxes	14,699,701	235,028,950	(862,059,439)	1,467,903,301
Net increase/(decrease) in net assets resulting from operations	98,628,233	296,221,957	(168,181,398)	2,449,736,305
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income and net realized gain	(35,549,309)	(13,751,936)	(979,594,946)	(261,128,113)
Total distributions to shareholders*	(35,549,309)	(13,751,936)	(979,594,946)	(261,128,113)
CAPITAL STOCK TRANSACTIONS (DOLLARS):
Proceeds from sale of capital stock	193,877,245	410,170,510	1,319,775,405	1,831,878,570
Reinvestment of distributions	20,786,526	4,963,160	578,058,719	123,183,224
Value of capital stock redeemed	(210,447,561)	(171,433,102)	(1,494,387,938)	(1,496,082,470)
Net increase/(decrease) in net assets resulting from capital stock transactions	4,216,210	243,700,568	403,446,186	458,979,324
Net increase/(decrease) in net assets	67,295,134	526,170,589	(744,330,158)	2,647,587,516
NET ASSETS:
Beginning of year	1,772,367,596	1,246,197,007	17,243,478,768	14,595,891,252
End of year	$1,839,662,730	$1,772,367,596	$16,499,148,610	$17,243,478,768
CAPITAL SHARE TRANSACTIONS:
Shares sold	11,199,372	27,459,497	89,536,508	133,829,033
Shares issued as reinvestment of distributions	1,255,225	349,518	40,480,302	9,497,550
Shares redeemed	(12,139,680)	(11,396,186)	(101,370,100)	(108,984,517)
Net increase in shares outstanding	314,917	16,412,829	28,646,710	34,342,066

(a)	For the period from March 1, 2018 (commencement of operations) to October 31, 2018.
*	For the period ended October 31, 2018, the Funds have adopted disclosure requirements conforming to amendments to SEC Rule 6-04.17 of Regulation S-X. The prior year amounts have been reclassified to conform to current period presentation. See Note 11 for details on distribution classification for the fiscal year ended October 31, 2017.

See Notes to Financial Statements.

117

Old Westbury Funds, Inc.
Statements of Changes in Net Assets - (Continued)

ALL CAP ESG FUND	SMALL & MID CAP STRATEGIES FUND
FOR THE PERIOD ENDED October 31, 2018(a)	FOR THE YEAR ENDED OCTOBER 31, 2018	FOR THE YEAR ENDED OCTOBER 31, 2017

$409,949	$32,139,653	$35,355,682
(673,086)	572,161,274	442,321,866

(1,000,617)	(769,530,252)	483,138,972
(1,263,754)	(165,229,325)	960,816,520

—	(464,025,455)	(328,853,054)
—	(464,025,455)	(328,853,054)

31,299,326	597,027,116	895,995,983
—	279,211,481	188,125,990
(33,000)	(586,873,029)	(625,327,694)

31,266,326	289,365,568	458,794,279
30,002,572	(339,889,212)	1,090,757,745

—	6,562,381,270	5,471,623,525
$30,002,572	$6,222,492,058	$6,562,381,270

3,119,548	34,940,278	55,186,332
—	16,749,339	12,384,858
(3,265)	(34,218,308)	(38,512,284)
3,116,283	17,471,309	29,058,906

See Notes to Financial Statements.

118

Old Westbury Funds, Inc.
Statements of Changes in Net Assets - (Continued)

	STRATEGIC OPPORTUNITIES FUND
	FOR THE YEAR ENDED OCTOBER 31, 2018[a]	FOR THE YEAR ENDED OCTOBER 31, 2017[a]
FROM OPERATIONS:
Net investment income	$182,476,256	$140,253,487
Net realized gain/(loss) on investments, securities sold short, swap agreements, futures contracts, written options, foreign capital gains tax and foreign currency transactions	170,010,626	447,442,215
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, futures contracts, written options, swap agreements, foreign currency transactions, net of foreign deferred taxes	(419,407,529)	165,827,145
Net increase/(decrease) in net assets resulting from operations	(66,920,647)	753,522,847
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income and net realized gain	(402,341,102)	(111,738,489)
Total distributions to shareholders*	(402,341,102)	(111,738,489)
CAPITAL STOCK TRANSACTIONS (DOLLARS):
Proceeds from sale of capital stock	538,372,473	674,275,647
Reinvestment of distributions	162,502,177	33,139,282
Value of capital stock redeemed	(507,487,099)	(1,733,704,369)
Net increase/(decrease) in net assets resulting from capital stock transactions	193,387,551	(1,026,289,440)
Net increase/(decrease) in net assets	(275,874,198)	(384,505,082)
NET ASSETS:
Beginning of year	5,549,548,108	5,934,053,190
End of year	$5,273,673,910	$5,549,548,108
CAPITAL SHARE TRANSACTIONS:
Shares sold	68,091,521	87,048,713
Shares issued as reinvestment of distributions	20,806,937	4,454,204
Shares redeemed	(64,056,088)	(223,013,057)
Net increase/(decrease) in shares outstanding	24,842,370	(131,510,140)

*	For the period ended October 31, 2018, the Funds have adopted disclosure requirements conforming to amendments to SEC Rule 6-04.17 of Regulation S-X. The prior year amounts have been reclassified to conform to current period presentation. See Note 11 for details on distribution classification for the fiscal year ended October 31, 2017.
[a]	Consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements.

119

Old Westbury Funds, Inc.
Statements of Changes in Net Assets - (Continued)

FIXED INCOME FUND		MUNICIPAL BOND FUND
FOR THE YEAR ENDED OCTOBER 31, 2018	FOR THE YEAR ENDED OCTOBER 31, 2017	FOR THE YEAR ENDED OCTOBER 31, 2018	FOR THE YEAR ENDED OCTOBER 31, 2017

$14,435,545	$10,133,514	$31,907,707	$24,756,100

(7,802,111)	(3,474,710)	(6,099,436)	(1,529,655)

(18,998,566)	(7,223,117)	(57,254,816)	(12,618,806)
(12,365,132)	(564,313)	(31,446,545)	10,607,639

(15,309,270)	(11,203,970)	(31,336,777)	(33,426,801)
(15,309,270)	(11,203,970)	(31,336,777)	(33,426,801)

154,566,649	186,418,308	427,388,573	516,856,601
8,843,624	6,088,035	8,400,843	9,250,202
(96,251,246)	(140,609,434)	(310,977,078)	(322,920,119)
67,159,027	51,896,909	124,812,338	203,186,684
39,484,625	40,128,626	62,029,016	180,367,522

825,545,169	785,416,543	2,235,503,192	2,055,135,670
$865,029,794	$825,545,169	$2,297,532,208	$2,235,503,192

14,184,757	16,797,735	36,309,706	43,464,407
814,288	549,399	715,335	782,318
(8,851,955)	(12,660,942)	(26,444,258)	(27,216,140)
6,147,090	4,686,192	10,580,783	17,030,585

See Notes to Financial Statements.

120

Old Westbury Funds, Inc.
All Cap Core Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$16.50	$13.69	$13.92	$15.00	$13.92

Investment operations:
Net investment income	0.07 [a]	0.10 [a]	0.14 [a]	0.15 [a]	0.21 [a]
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	0.84	2.86	(0.05)	(0.41)	1.08
Total from investment operations	0.91	2.96	0.09	(0.26)	1.29

Distributions:
Net investment income	(0.09)	(0.15)	(0.16)	(0.19)	(0.21)
Net realized gains	(0.24)	—	(0.16)	(0.63)	—
Total distributions	(0.33)	(0.15)	(0.32)	(0.82)	(0.21)
Net asset value, end of year	$17.08	$16.50	$13.69	$13.92	$15.00
Total return	5.6%	21.8%	0.7%	(1.7)%	9.4%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$1,839,663	$1,772,368	$1,246,197	$1,145,892	$1,029,373
Ratio of expenses to average net assets before expense waivers	0.98%[b]	0.99%[b]	1.00%[b]	1.01%	1.04%
Ratio of expenses to average net assets after expense waivers	0.98%	0.99%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.42%	0.67%	1.07%	1.02%	1.46%
Portfolio turnover rate	38%	57%	34%	43%	43%

[a]	Calculated based on the average shares method for the period.
[b]	There were no voluntary fee reductions during the period.

See Notes to Financial Statements.

121

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,
	2018		2017		2016		2015		2014
Net asset value, beginning of year	$14.85		$12.95		$13.01		$13.20		$12.09

Investment operations:
Net investment income	0.13	[a]	0.11	[a]	0.08	[a]	0.12	[a]	0.10	[a]
Net realized and unrealized gains/(losses) on investments, foreign currency transactions and deferred taxes	(0.26)		2.02		0.16		0.13		1.09
Total from investment operations	(0.13)		2.13		0.24		0.25		1.19

Distributions:
Net investment income	(0.10)		(0.10)		(0.10)		(0.10)		(0.08)
Net realized gains	(0.75)		(0.13)		(0.20)		(0.34)		—
Total distributions	(0.85)		(0.23)		(0.30)		(0.44)		(0.08)
Net asset value, end of year	$13.87		$14.85		$12.95		$13.01		$13.20
Total return	(1.1)%		16.7%		1.9%		2.0%		9.9%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$16,499,149		$17,243,479		$14,595,891		$14,141,401		$12,624,586
Ratio of expenses to average net assets before expense waivers	1.11	%bc	1.11	%bc	1.11	%bc	1.11	%bc	1.12	%bc
Ratio of expenses to average net assets after expense waivers	1.11%		1.11%		1.11%		1.11%		1.12%
Ratio of net investment income to average net assets	0.86%		0.77%		0.67%		0.88%		0.82%
Portfolio turnover rate	38%		61%		50%		61%		51%

[a]	Calculated based on the average shares method for the period.
[b]	There were no voluntary fee reductions during the period.
[c]	When counterparties post cash collateral with respect to various derivative transactions, the Fund may invest the collateral and receive interest income on the investment and pays interest expense on the collateral to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expenses on the Statements of Operations and expense ratio.

See Notes to Financial Statements.

122

Old Westbury Funds, Inc.
All Cap ESG Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

PERIOD FROM March 1, 2018[a] TO OCTOBER 31, 2018
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income	0.15 [b]
Net realized and unrealized losses on investments	(0.52)
Total from investment operations	(0.37)
Net asset value, end of period	$9.63
Total return	(3.7)%[c]

Annualized ratios/supplemental data:
Net assets at end of period (000’s)	$30,003
Ratio of expenses to average net assets before expense waivers	1.64%[d]
Ratio of expenses to average net assets after expense waivers	1.00%[d]
Ratio of net investment income to average net assets	2.30%[d]
Portfolio turnover rate	33%[c]

[a]	Commencement of operations.
[b]	Calculated based on the average shares method for the period.
[c]	Not Annualized.
[d]	Annualized.

See Notes to Financial Statements.

123

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$17.49	$15.81	$15.86	$17.09	$17.30

Investment operations:
Net investment income	0.08 [a]	0.10 [a]	0.09 [a]	0.09 [a]	0.12 [a]
Net realized and unrealized gains/(losses) on investments, foreign currency transactions and deferred taxes	(0.47)	2.54	0.66	0.40	0.83
Total from investment operations	(0.39)	2.64	0.75	0.49	0.95

Distributions:
Net investment income	(0.11)	(0.09)	(0.12)	(0.13)	(0.13)
Net realized gains	(1.14)	(0.87)	(0.68)	(1.59)	(1.03)
Total distributions	(1.25)	(0.96)	(0.80)	(1.72)	(1.16)
Net asset value, end of year	$15.85	$17.49	$15.81	$15.86	$17.09
Total return	(2.6)%	17.6%	5.1%	2.9%	5.7%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$6,222,492	$6,562,381	$5,471,624	$5,449,609	$6,385,783
Ratio of expenses to average net assets before expense waivers	1.15%[b]	1.15%[b]	1.16%[b]	1.16%[b]	1.15%[b]
Ratio of expenses to average net assets after expense waivers	1.11%	1.11%	1.11%	1.11%	1.11%
Ratio of net investment income to average net assets	0.48%	0.59%	0.61%	0.56%	0.67%
Portfolio turnover rate	62%	45%	48%	50%	38%

[a]	Calculated based on the average shares method for the period.
[b]	When counterparties post cash collateral with respect to various derivative transactions, the Fund may invest the collateral and receive interest income on the investment and pays interest expense on the collateral to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expenses on the Statements of Operations and expense ratio.

See Notes to Financial Statements.

124

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,
	2018[a]	2017[a]	2016[a]	2015[a]	2014
Net asset value, beginning of year	$8.30	$7.41	$7.65	$8.20	$8.24

Investment operations:
Net investment income	0.26 [b]	0.19 [b]	0.12 [b]	0.09 [b]	0.09 [b]
Net realized and unrealized gains/(losses) on investments, securities sold short, futures contracts, swap agreements, written options, foreign currency transactions and deferred taxes	(0.36)	0.84	(0.10)	(0.02)	0.36
Total from investment operations	(0.10)	1.03	0.02	0.07	0.45

Distributions:
Net investment income	(0.33)	(0.14)	(0.12)	(0.17)	(0.27)
Net realized gains	(0.27)	—	(0.14)	(0.45)	(0.22)
Total distributions	(0.60)	(0.14)	(0.26)	(0.62)	(0.49)
Net asset value, end of year	$7.60	$8.30	$7.41	$7.65	$8.20
Total return	(1.3)%	14.1%	0.2%	0.9%	5.9%

Annualized ratios/supplemental data:
Net assets at end of period (000’s)	$5,273,674	$5,549,548	$5,934,053	$7,095,756	$5,598,552
Ratio of expenses to average net assets before expense waivers	1.32%[c]	1.32%[c]	1.32%[c]	1.32%[c]	1.32%[c]
Ratio of expenses to average net assets after expense waivers	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets	3.31%	2.45%	1.67%	1.16%	1.14%
Portfolio turnover rate	92%	111%	114%	70%	82%

[a]	Consolidated Financial Highlights.
[b]	Calculated based on the average shares method for the period.
[c]	When counterparties post cash collateral with respect to various derivative transactions, the Fund may invest the collateral and receive interest income on the investment and pays interest expense on the collateral to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expenses on the Statements of Operations and expense ratio.

See Notes to Financial Statements.

125

Old Westbury Funds, Inc.
Fixed Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.11	$11.28	$11.19	$11.22	$11.34

Investment operations:
Net investment income	0.19 [a]	0.14 [a]	0.12 [a]	0.12 [a]	0.11 [a]
Net realized and unrealized gains/(losses) on investments	(0.35)	(0.15)	0.11	— [b]	(0.01)
Total from investment operations	(0.16)	(0.01)	0.23	0.12	0.10

Distributions:
Net investment income	(0.20)	(0.16)	(0.14)	(0.15)	(0.20)
Net realized gains	—	—	—	—	(0.02)
Total distributions	(0.20)	(0.16)	(0.14)	(0.15)	(0.22)
Net asset value, end of year	$10.75	$11.11	$11.28	$11.19	$11.22
Total return	(1.5)%	(0.1)%	2.1%	1.1%	0.9%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$865,030	$825,545	$785,417	$583,204	$563,716
Ratio of expenses to average net assets before expense waivers	0.72%	0.72%	0.74%	0.74%	0.75%
Ratio of expenses to average net assets after expense waivers	0.62%	0.62%	0.64%	0.64%	0.65%
Ratio of net investment income to average net assets	1.70%	1.28%	1.07%	1.03%	0.94%
Portfolio turnover rate	49%	70%	68%	67%	65%

[a]	Calculated based on the average shares method for the period.
[b]	Amount is less than $0.005 per share.

See Notes to Financial Statements.

126

Old Westbury Funds, Inc.
Municipal Bond Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.95	$12.09	$12.00	$12.02	$11.96

Investment operations:
Net investment income	0.17 [a]	0.14 [a]	0.14 [a]	0.15 [a]	0.14 [a]
Net realized and unrealized gains/(losses) on investments	(0.33)	(0.08)	0.10	0.03	0.10
Total from investment operations	(0.16)	0.06	0.24	0.18	0.24

Distributions:
Net investment income	(0.16)	(0.14)	(0.14)	(0.15)	(0.15)
Net realized gains	—	(0.06)	(0.01)	(0.05)	(0.03)
Total distributions	(0.16)	(0.20)	(0.15)	(0.20)	(0.18)
Net asset value, end of year	$11.63	$11.95	$12.09	$12.00	$12.02
Total return	(1.4)%	0.5%	2.1%	1.5%	2.0%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$2,297,532	$2,235,503	$2,055,136	$1,375,043	$1,326,109
Ratio of expenses to average net assets before expense waivers	0.67%	0.67%	0.69%	0.70%	0.70%
Ratio of expenses to average net assets after expense waivers	0.57%	0.57%	0.59%	0.60%	0.60%
Ratio of net investment income to average net assets	1.41%	1.17%	1.17%	1.28%	1.20%
Portfolio turnover rate	51%	31%	44%	31%	55%

[a]	Calculated based on the average shares method for the period.

See Notes to Financial Statements.

127

Old Westbury Funds, Inc.
Notes to Financial Statements
October 31, 2018

1.	Organization:

Old Westbury Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on August 26, 1993 and commenced operations on October 22, 1993. The Corporation is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Corporation’s Board of Directors (the “Board”) are permitted to create an unlimited number of series, each with one or more separate classes of shares. As of October 31, 2018, the Corporation consisted of seven separate investment portfolios (each series individually referred to as a “Fund” and collectively as the “Funds”) shown below:

Fund Name	Investment Objective
Old Westbury All Cap Core Fund (“All Cap Core Fund”)	Long-term capital appreciation.
Old Westbury Large Cap Strategies Fund (“Large Cap Strategies Fund”)	Long-term capital appreciation.
Old Westbury All Cap ESG Fund (“All Cap ESG Fund”)*	Long-term capital appreciation.
Old Westbury Small & Mid Cap Strategies Fund (“Small & Mid Cap Strategies Fund”)	Long-term capital appreciation.
Old Westbury Strategic Opportunities Fund (“Strategic Opportunities Fund”)	Long-term capital appreciation.
Old Westbury Fixed Income Fund (“Fixed Income Fund”)	Total return (consisting of current income and capital appreciation).
Old Westbury Municipal Bond Fund (“Municipal Bond Fund”)	Total return (consisting of current income that is exempt from regular federal income tax and capital appreciation).

* All Cap ESG Fund commenced operations on March 1, 2018.

The Corporation has authorized a total of 20 billion shares of common stock (par value $0.001 per share).

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties for the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Corporation. However, based on experience, the Corporation expects the risk of loss to be remote.

2.	Basis for Consolidation for the Strategic Opportunities Fund:

The consolidated financial statements of the Strategic Opportunities Fund include the financial results of its wholly-owned subsidiary (organized under the laws of the Cayman Islands), OWF Strategic Opportunities Fund Ltd. (the “Subsidiary”). All material intercompany accounts and transactions have been eliminated. The Subsidiary commenced operations on May 1, 2015. The Strategic Opportunities Fund commenced reporting on a consolidated basis as of such commencement date. The Subsidiary is a commodity pool, as defined in the regulations of the Commodity Futures Trade Commission (the “CFTC”), and is operated by Bessemer Investment Management LLC (“BIM” or the “Adviser”), a commodity pool operator registered with the CFTC effective January 1, 2013. The Strategic Opportunities Fund seeks to gain exposure to commodities through direct investments in commodities-related instruments, derivatives and other investments and through investments in the Subsidiary. The Subsidiary has the same investment goal as the Strategic Opportunities Fund. The Subsidiary pursues its investment goal by investing in commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Strategic Opportunities Fund) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Strategic Opportunities Fund. The portion of the Strategic Opportunities Fund’s or Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time, some exposure could be substantial. To the extent of the Strategic Opportunities Fund’s investment through the Subsidiary, it will be subject to the risks associated with the derivatives and other instruments in which the Subsidiary invests. As of October 31, 2018, the Subsidiary represented $410,326,027 or 7.78% of the Strategic Opportunities Fund’s net assets.

128

Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2018

3.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Corporation in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants such as the Corporation.

A. Valuation of Investments. Readily marketable equity securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined, and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) and, if no NOCP is available, then at the last reported sales price. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the securities are valued using a broker-dealer quote or an approved pricing service. Equity securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable equity securities traded in the over-the-counter market (“OTC”), including listed securities whose primary market is believed by BIM, or a sub-adviser, as applicable, to be over-the-counter, are valued at the mean of the latest bid and asked prices using a broker-dealer or an approved pricing service.

Shares of open-end investment companies are valued at the latest net asset value (“NAV”) reported by the investment company. Shares of investment companies that are traded intra-day on an exchange, such as exchange traded funds and closed-end funds, will be valued at the last sale price as reflected at the close of the regular trading session of such exchange.

Debt instruments are valued on the basis of prices obtained from a broker-dealer or an approved pricing service.

Foreign securities generally are valued in their national currency at the latest available quoted sale price as of the close of trading on the foreign exchange or other principal market on which the security is traded. In the absence of current trade activity, the securities will be valued at the mean of the latest bid/ask quotations. As described below, this value is then converted into its U.S. dollar equivalent using the daily rate of exchange at the time of a Fund’s NAV calculation (normally 4:00 p.m. Eastern Time).

Forward currency contracts are valued at the mean between the bid and the asked prices. Quotations are available for regularly scheduled settlement dates such as on a 1-,2-,3-,4-,5-,6-,9-, and 12-month basis. Over-the-counter derivatives, such as swaps and non-exchange traded options and futures are valued on the basis of counterparty valuation quotations or dealer quotations, subject to review by BIM, or a sub-adviser with BIM’s oversight where appropriate. An approved pricing service may also be used to price these instruments. Exchange-traded swaps, options and futures contracts and options thereon are valued at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. Repurchase agreements are valued at the original cost. Contracts for long puts and calls are valued at the bid price and short puts and calls are valued at the offering price of a broker-dealer or an exchange. Generally, options, rights/warrants and other “when-issued” securities follow the same pricing methods as equity securities.

Securities and other investments for which market quotations are not readily available are valued under the general supervision and responsibility of the Board and pursuant to policies and procedures established by the Board, which are designed to reflect, in good faith, the fair value of such investments. A market quotation is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities that may be subject to fair valuation include, but are not limited to: (1) securities in which trading has been halted pending further news; (2) illiquid securities in which there is no trading market and no broker coverage; (3) stale priced securities; (4) securities that may have defaulted or de-listed from an exchange and are no longer trading; (5) any other security for which the Funds’ Pricing Committee, with input from the Adviser or sub-advisers, as applicable, believes that the last trading price does not represent a reliable current price; or (6) other investments, including derivatives for which readily available market quotations are not generally available. In addition, a Fund may fair value securities that trade on a foreign exchange because a significant event has occurred after the

129

Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2018

foreign exchange closes but before the time as of which a Fund’s share price is calculated. Foreign exchanges typically close before the time as of which Fund share prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those relating to a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant market fluctuations. There is no single standard for determining the fair value of a security or investment, but, rather, several factors are considered, including an evaluation of the forces that influence the market in which the security or investment is purchased or sold, in determining whether a market price is readily available and, if not, the security’s or other investment’s fair value.

In light of the judgment involved in fair value decisions, there can be no assurances that a fair value assigned to a particular security reflects a price for which a security has traded or will trade. Accordingly, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities.

In the event of a change in the S&P 500 Index that is greater than predetermined levels approved by the Board, the Funds will utilize an approved pricing service that has been designated to determine fair value to price securities traded on any overseas exchange. Pricing Service Vendors base their valuations on a number of factors, including, but not limited to, actual transaction data, benchmark yields, market bids, market offers, quotations from dealers, credit risk spreads, interest rate spreads, proprietary pricing models, cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements, specific deal information and other relationships observed in markets of comparable securities. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold. Such fair valuations are categorized as Level 2 in the fair value hierarchy. Foreign securities that are valued based on market quotations are categorized as Level 1 in the fair value hierarchy. The All Cap Core Fund, Large Cap Strategies Fund, All Cap ESG Fund, Small & Mid Cap Strategies Fund and the Strategic Opportunities Fund utilized a systematic fair valuation model provided by an independent third-party vendor to fair value certain securities 42 days during the year ended October 31, 2018. The All Cap ESG Fund utilized a systematic fair valuation model provided by an independent third-party vendor to fair value certain securities 28 days during the period from March 1, 2018 (commencement of operations) to October 31, 2018. As a result on days when the index change exceeds predetermined levels, certain securities held by the Funds were transferred from Level 1 into Level 2. On any subsequent day when such index level is not exceeded, certain securities held by the Funds were transferred from Level 2 back into Level 1. As of October 31, 2018, foreign securities were not fair valued as the change in the S&P 500 Index did not exceed the Funds’ predetermined level. Except for the Small & Mid Cap Strategies Fund, there were no other transfers between Level 1 and Level 2 during the year ended October 31, 2018

The fair value of investments is determined in accordance with the valuation policies and procedures approved by the Board. The Funds’ Pricing Committee established by the Board (the “Pricing Committee”) reviews pricing methodologies on at least a quarterly basis. The Pricing Committee is responsible for (i) establishing valuation processes and (ii) determining the fair value of the Funds’ holdings for which price quotations are not readily available, unreliable or for which an approved valuation method is deemed not to represent fair value. These investments are either categorized as Level 2 or 3 depending on the observability of the inputs used. The Pricing Committee may consider one or more factors in determining an investment’s fair value. The factors to be taken into account, to the extent relevant, typically include, but are not limited to: fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition of the investments, an evaluation of the forces that influence the market in which the investments are purchased or sold, the type of investment, financial statements and company filings, lack of marketability, the cost at date of purchase, good faith recommendation of BIM or a sub-adviser, as applicable, and any other relevant matters. When the fair valuation of investments use significant unobservable inputs, such investments will be categorized as Level 3 in the fair value hierarchy.

The significant unobservable inputs used in fair value measurement of the Funds’ Level 3 investments may include, where applicable: (i) an estimation of a normalized earnings level or projected cash flows for the company; (ii) the discounts applied to the last available price of the investment or a selection of comparable investments due to the lack of marketability of the investment; (iii) values or bid offers by dealers or other third parties; and (iv) the value associated with the latest round of financing. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. Generally, a change in the assumptions used for the normalized earnings level will be accompanied by a directionally similar change in the discounts applied to the list of comparable investments.

130

Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2018

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to investments categorized within Level 3 in the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors including back testing of trigger related fair value prices, a regular review of key inputs and assumptions, reviews of missing and stale prices and price variance analysis, including investigation of unusual or unexpected pricing changes and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reviewed and approved by the Funds’ Board.

B. Security Transactions and Related Investment Income. Security transactions are accounted for no later than the first NAV calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Realized gains and losses on security transactions are determined using the identified cost method for maximum tax benefit to shareholders. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Funds are informed of the dividends. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is recognized on an accrual basis and includes where applicable, the amortization of premiums and accretion of discounts.

C. Payment-In-Kind Securities. The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

For the year ended October 31, 2018, there were no in-kind payments received by the Funds with respect to PIK securities.

D. Foreign Currency Transactions. The books and records of the Funds are maintained in U.S. dollars. Investments and other assets and liabilities of the Funds denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates as of the date of the Statements of Assets and Liabilities. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and change in unrealized gain/(loss) on investments, securities sold short, futures contracts, swap agreements, written options and foreign currency transactions in the Statements of Operations.

Foreign security and currency transactions may involve certain risks not typically associated with those of U.S. companies, including the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic instability.

E. Securities Sold. The Funds may sell securities short. A short sale is a transaction in which a Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. A Fund is obligated to replace the borrowed securities at their market price at the time of settlement. A Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. Short sales by a Fund involve certain risks and special considerations.

The Funds may not always be able to close out a short position on favorable terms. Short sales involve the risk that a Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by a Fund). In contrast, the risk of loss from a long position is limited to a Fund’s investment in the long position, since its value cannot fall below zero. Short selling is a form of leverage which may lead to higher volatility of a Fund’s NAV or greater losses for a Fund. To mitigate leverage risk, a Fund will always hold liquid assets (including its long positions) at least equal to its short position exposure, marked-to-market daily. The Funds had no short sales outstanding at October 31, 2018.

F. Collectibles. The Strategic Opportunities Fund may invest in collectibles, which are rare objects collected by investors. They can include stamps, coins, books, oriental rugs, antiques, sports and other memorabilia, photographs, art and wine. Collectibles are generally expected to rise in value during inflationary periods when investors are trying to move to assets viewed as

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an inflation hedge. Generally, collectibles can be expected to drop in value during periods of low inflation. Collectible trading for profit is subject to certain risks and other considerations, including that collectibles: (i) have limited buying and selling markets; (ii) are often bought and sold at auction and subject to buyer and/or seller premiums; (iii) experience periods of high and low demand; (iv) must be insured, physically held and properly maintained; (v) may need to have their authenticity and provenance verified from time to time; and (vi) may not have representative market valuations available. The Strategic Opportunities Fund does not currently intend to invest more than 5% of its total assets in collectibles. As of October 31, 2018, the Strategic Opportunities Fund held no collectibles.

G. Commodities. In order to gain exposure to the commodities markets, the Strategic Opportunities Fund, directly or through its Subsidiary, may invest in commodities-related instruments, derivatives and other investments. Commodities are assets that have tangible properties, such as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Strategic Opportunities Fund and its Subsidiary’s investments to greater volatility than investments in traditional securities.

H. Inflation-Protected Securities. The Funds may invest in inflation-protected securities, which unlike traditional debt securities that make fixed or variable principal and interest payments, are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on the changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

I. When-Issued and Delayed Delivery Securities. The Funds may purchase or sell securities that they are entitled to receive on a when-issued basis. The Funds may also purchase or sell securities on a delayed delivery basis. When-issued and delayed delivery securities involve risk that the security a Fund buys will lose value prior to its delivery. There is also a risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

J. Loan Participations and Assignments. The Strategic Opportunities Fund and Fixed Income Fund may invest in fixed or floating rate loans to U.S. companies, foreign entities, and U.S. subsidiaries of foreign entities made by one or more financial institutions. The rate of interest on a fixed-rate loan is generally a set amount. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates are generally the London InterBank Offered Rate, the Certificate of Deposit Rate of a designated U.S. bank, the prime rate of a designated U.S. bank, the Federal Funds rate, or another base lending rate used by commercial lenders. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower. A Fund may invest in loans that are investment grade, below investment grade (“junk”), or not rated by any nationally recognized statistical ratings organization. Loans that are rated lower than investment grade typically entail default and other risks greater than those associated with higher-rated loans. Generally, the lower the rating category, the riskier the investment. Typically, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Currently, the Strategic Opportunities Fund intends to invest in loans that are below investment grade and, to a lesser extent, unrated loans. The Strategic Opportunities Fund’s investments in loans are expected in most instances to be in the form of assignments. Generally, when a Fund purchases an assignment of a loan from a lender, it will step into the position of the lender and acquire direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The assignability of certain obligations may be restricted by the governing documentation as to the nature of the assignee such that the only way

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October 31, 2018

in which a Fund may acquire an interest in a loan is by purchasing a participation of interest and not an assignment. A Fund may have difficulty disposing of assignments and participation interests given these limitations and other factors.

K. Credit Enhancements. Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; and third party insurance (i.e., AMBAC and FGIC). The value of the obligations may be affected by changes in credit worthiness of the entities that provide any supporting letters of credit or other credit enhancements. The value of the obligations also will be affected by the exhaustion, termination or expiration of any credit enhancement.

L. Restricted and Illiquid Securities. The Funds may purchase securities which are subject to legal or contractual delays, restrictions, and costs on resale. Because of time limitations, the Funds might not be able to dispose of these securities at reasonable prices or at times advantageous to the Funds. Each Fund intends to limit the purchase of securities which have not been determined by BIM to be liquid, together with other securities considered to be illiquid, including repurchase agreements providing for settlement in more than seven days after notice, to not more than 15% of its net assets.

M. Distributions to Shareholders. Distributions from net investment income, if any, generally are declared and paid quarterly for the Fixed Income Fund and Municipal Bond Fund and at least annually for the All Cap Core Fund, Large Cap Strategies Fund, All Cap ESG Fund, Small & Mid Cap Strategies Fund and Strategic Opportunities Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

N. Expenses. Expenses that are directly related to one of the Funds are charged directly to that Fund on an accrual basis. Other operating expenses of the Corporation are prorated to each Fund on an accrual basis utilizing relative net assets or another reasonable basis.

4.	Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by a Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; changes or perceived changes in economic conditions; overall market changes; local, regional or global political, social or economic events or instability; and currency and interest rate and price fluctuations. Since 2008, the U.S. government has implemented various measures designed to stabilize the U.S. economy and support U.S. economic recovery, including by keeping the federal funds rate at or near zero percent and purchasing large quantities of securities issued or guaranteed by the U.S. government or its agencies and instrumentalities on the open market (“quantitative easing”). The Board of Governors of the Federal Reserve System has since ended this quantitative easing and has begun to raise the federal funds rate, and as result, there is a risk that interest rates across the U.S. financial markets will rise suddenly and significantly, thereby exposing fixed income and related markets to heightened volatility and reduced liquidity. Such market events may cause a Fund to experience losses and/or high redemption requests, which may result in increased transactions costs and lower a Fund’s performance. Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions or other government restrictions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Changes in foreign currency exchange rates can affect the value of a Fund’s portfolio. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose a Fund to credit and counterparty risks, consist principally of investments, receivables for securities sold and cash due from brokers. The Funds’ Adviser and sub-advisers, as applicable, review the creditworthiness of counterparties that they believe entail material credit risk in relation to the investment policies of a Fund. The extent of a Fund’s exposure to credit and counterparty risks with respect to these financial assets is generally represented by their values recorded in the Fund’s Statements of Assets and Liabilities.

5.	Fair Value Measurements:

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

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•     Level 1 - quoted prices generally in active markets for identical securities.

•     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit ratings, etc.).

•     Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value the Funds’ investments as of October 31, 2018 is as follows:

	Level 1 Quoted Prices		Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs(a)	Total
All Cap Core Fund
Equity Securities	$1,742,344,821(b	)	$—		$—	$1,742,344,821
Exchange Traded Funds	16,986,092		—		—	16,986,092
Investment Company	80,903,939		—		—	80,903,939
Total	$1,840,234,852		$—		$—	$1,840,234,852

Large Cap Strategies Fund
Equity Securities	$14,268,480,487(b	)	$97,303,340(d	)	$—	$14,365,783,827
Master Limited Partnerships	1,572,618(b	)	—		—	1,572,618
Preferred Stocks	191,976,615(b	)	—		—	191,976,615
Exchange Traded Funds	1,564,712,809(b	)	—		—	1,564,712,809
U.S. Government Agencies	—		217,553,270		—	217,553,270
Rights/Warrants	69,829(b	)	—			69,829
Investment Company	168,199,714		—		—	168,199,714
Total	$16,195,012,072		$314,856,610		$—	$16,509,868,682
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October 31, 2018

	Level 1 Quoted Prices		Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs(a)	Total
All Cap ESG Fund
Equity Securities	$29,462,511(b	)	$—	$—	$29,462,511
Investment Company	477,425		—	—	477,425
Total	$29,939,936		$—	$—	$29,939,936

Small & Mid Cap Strategies Fund
Equity Securities(c)
Argentina	$6,773,613		$—	$—	$6,773,613
Australia	121,135,175		5,441	68,721	121,209,337
Austria	14,025,987		—	—	14,025,987
Belgium	30,318,319		—	—	30,318,319
Bermuda	15,260,259		—	—	15,260,259
Brazil	18,203,165		—	—	18,203,165
Cambodia	292,172		—	—	292,172
Canada	121,752,179		11	—	121,752,190
Cayman Islands	43,049		—	12,581	55,630
Chile	2,200,631		—	—	2,200,631
China	93,958,640		22,435,381	33,003	116,427,024
Columbia	54,498		—	—	54,498
Denmark	62,776,725		—	—	62,776,725
Egypt	2,454,924		—	—	2,454,924
Faeroe Islands	431,481		—	—	431,481
Finland	30,403,670		—	—	30,403,670
France	85,945,592		—	—	85,945,592
Gabon	41,375		—	—	41,375
Georgia	300,763		—	—	300,763
Germany	109,162,269		—	—	109,162,269
Gibraltar	55,376		—	—	55,376
Greece	6,118,744		—	—	6,118,744
Hong Kong	63,576,712		—	241,351	63,818,063
Hungary	114,029		—	—	114,029
Iceland	5,491,856		—	—	5,491,856
India	35,892,327		—	108,635	36,000,962
Indonesia	4,566,877		—	—	4,566,877
Iran	10,999		—	—	10,999
Ireland	108,558,283		—	—	108,558,283
Isle of Man	725,048		—	—	725,048
Israel	62,378,816		—	—	62,378,816
Italy	41,802,885		—	—	41,802,885
Japan	511,538,073		—	—	511,538,073
Jersey Channel Islands	8,691,536		—	—	8,691,536
Jordan	718,018		—	—	718,018
Liechtenstein	143,521		—	—	143,521
Luxembourg	6,797,842		—	—	6,797,842
Macau	72,116		—	—	72,116
Malaysia	6,473,561		—	—	6,473,561
Malta	577,400		—	—	577,400
Mexico	8,222,484		—	—	8,222,484
Monaco	191,709		—	—	191,709
Mongolia	15,034		—	—	15,034
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October 31, 2018

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs(a)	Total
Netherlands	$41,654,684	$—	$—	$41,654,684
New Zealand	17,435,971	—	59,079	17,495,050
Niger	86,161	—	—	86,161
Norway	57,269,539	—	—	57,269,539
Peru	3,211,976	—	—	3,211,976
Philippines	2,096,391	—	—	2,096,391
Poland	15,378,282	—	—	15,378,282
Portugal	12,283,206	—	—	12,283,206
Puerto Rico	2,039,616	—	—	2,039,616
Qatar	1,696,009	—	—	1,696,009
Russia	17,489,644	—	—	17,489,644
Singapore	13,263,338	768	23,415	13,287,521
Slovakia	63,164	—	—	63,164
Slovenia	20,533	—	—	20,533
South Africa	19,772,981	—	—	19,772,981
South Korea	69,500,273	—	—	69,500,273
Spain	43,693,872	648	—	43,694,520
Suriname	1,978,579	—	—	1,978,579
Sweden	72,747,828	—	—	72,747,828
Switzerland	73,890,318	—	—	73,890,318
Taiwan	96,859,491	—	9,026	96,868,517
Thailand	114,777	10,806,958	3,343	10,925,078
Turkey	25,874,258	—	—	25,874,258
United Arab Emirates	1,793,879	—	—	1,793,879
United Kingdom	315,210,306	—	32,653	315,242,959
United States	3,212,842,473	3,467	—	3,212,845,940
Vietnam	1,393,278	—	—	1,393,278
Total Equities	$5,707,928,559	$33,252,674	$591,807	$5,741,773,040
Exchange Traded Funds	326,613,172	—	—	326,613,172
Investment Company	11,060,948	—	—	11,060,948
Rights/Warrants
India	—	78	—	78
Indonesia	16,133	—	—	16,133
Japan	—	5,323	—	5,323
Norway	—	2,487	—	2,487
South Korea	—	1,643	—	1,643
Spain	17,813	—	—	17,813
Sweden	1,599	—	—	1,599
Thailand	923	—	—	923
United Kingdom	—	—	17,822	17,822
Total Rights/Warrants	$36,468	$9,531	$17,822	$63,821
U.S. Government Agencies	—	82,748,955	—	82,748,955
Cash Sweep	37,572,292	—	—	37,572,292
Total	$6,083,211,439	$116,011,160	$609,629	$6,199,832,228
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October 31, 2018

	Level 1 Quoted Prices		Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs(a)		Total
Strategic Opportunities Fund
Equity Securities
Australia	$2,544,634		$—		$—		$2,544,634
Bermuda	9,869,449		—		—		9,869,449
Canada	12,151,246		—		—		12,151,246
China	14,025,765		—		—		14,025,765
Denmark	3,431,530		—		—		3,431,530
Egypt	3,013,552		—		—		3,013,552
France	5,129,368		—		—		5,129,368
Germany	4,893,556		—		—		4,893,556
Hong Kong	14,445,658		—		43,935		14,489,593
India	115,512		—		—		115,512
Ireland	6,802,526		—		—		6,802,526
Israel	5,229,888		—		—		5,229,888
Japan	58,891,597		—		—		58,891,597
Kenya	7,689		—		—		7,689
Luxembourg	2,067,142		—		—		2,067,142
Norway	12,866,596		—		—		12,866,596
Qatar	8,005,850		—		—		8,005,850
Singapore	20,810,528		—		—		20,810,528
South Korea	6,782,597		—		—		6,782,597
Spain	4,675,745		—		—		4,675,745
Switzerland	5,428,387		—		—		5,428,387
Taiwan	29,792,901		—		—		29,792,901
United Arab Emirates	1,848,129		—		—		1,848,129
United States	291,789,735		—		258,750		292,048,485
Total Equities	$524,619,580		$—		$302,685		$524,922,265
Closed-End Funds	23,581,108(b	)	—		—		23,581,108
Exchange Traded Funds	396,016,300(b	)	—		—		396,016,300
Bank Loans	—		93,123,546(b	)	31,161,542(b	)	124,285,088
Corporate Bonds	—		238,737,803(b	)	—		238,737,803
Government Bonds	—		86,851,682(b	)	—		86,851,682
Asset-Backed Securities	—		691,754,131(b	)	79,907,042(b	)	771,661,173
Non-Agency Mortgage-Backed Securities	—		368,238,175(b	)	54,826,101(b	)	423,064,276
U.S. Government Sponsored Agency Mortgage-Backed Securities	—		44,956,373		—		44,956,373
U.S. Government Agencies	—		1,682,577,574		—		1,682,577,574
U.S. Government Securities	—		517,113,081		—		517,113,081
Cash Sweep	267,724,183		—		—		267,724,183
Other financial instruments - Assets*
Equity contracts	17,885,200		53,588,845		—		71,474,045
Interest rate contracts	15,231		855,526		—		870,757
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October 31, 2018

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs(a)	Total
Foreign currency exchange contracts	$—	$3,744,968		$—	$3,744,968

Other financial instruments - Liabilities*
Commodity contracts	—	(23,662,820)		—	(23,662,820)
Equity contracts	(4,771,950)	(74,557,358)		—	(79,329,308)
Interest rate contracts	—	(10,879,000)		—	(10,879,000)
Foreign currency exchange contracts	—	(16,852,948)		—	(16,852,948)
Total	$1,225,069,652	$3,655,589,578		$166,197,370	$5,046,856,600

Fixed Income Fund
Corporate Bonds	$—	$196,110,397(b	)	$—	$196,110,397
Asset-Backed Securities	—	80,923,946(b	)	—	80,923,946
Collateralized Mortgage Obligations	—	1,142,831(b	)	—	1,142,831
U.S. Government Agencies	—	25,668,931		—	25,668,931
U.S. Government Securities	—	551,013,839		—	551,013,839
Government Bonds	—	2,968,639(b	)	—	2,968,639
Investment Company	1,685,628	—		—	1,685,628
Total	$1,685,628	$857,828,583		$—	$859,514,211

Municipal Bond Fund
Municipal Bonds	$—	$2,256,668,682(b	)	$—	$2,256,668,682
U.S. Government Securities	—	23,983,849		—	23,983,849
Investment Company	1,584,787	—		—	1,584,787
Total	$1,584,787	$2,280,652,531		$—	$2,282,237,318

(a)	The Small & Mid Cap Strategies Fund held certain investments categorized as Level 3 that had a combined fair value less than 1% of NAV for the respective Fund for the year ended October 31, 2018. For the Small & Mid Cap Strategies Fund and the Strategic Opportunities Fund there were transfers into Level 3 in the amount of $715,955 and $58,294,671, respectively. For the Small & Mid Cap Strategies Fund there were transfers out of level 3 in the amount of $576,908. In addition, with the exception of the Strategic Opportunities Fund, there were no significant purchases and sales during the period. As of October 31, 2018, the percentage of NAV was 0.01% and 3.15% for the Small & Mid Cap Strategies Fund and the Strategic Opportunities Fund, respectively. The Funds’ instrument types classified as Level 3 investments have no significant unobservable inputs to disclose, as they are valued using transaction price or broker quotes.
(b)	The classification of the Fund’s investments into major categories or countries is disclosed in the respective Fund’s Portfolio of Investments and in footnote 6 for derivatives.
(c)	At October 31, 2018, the change in the S&P 500 Index did not exceed the Funds’ predetermined level (see footnote 3.A) and no transfers between levels occurred for the Funds for this reason. Certain Investments for reasons other than exceeding the predetermined level for the Small & Mid Cap Strategies Fund were transferred from Level 2 into Level 1 in the amount of $87,624.
(d)	Represents securities as disclosed in the Thailand section of the Fund’s Portfolio of Investments.

* Other financial instruments are exchange traded options and futures (Level 1), over-the-counter options (Level 2), forwards (Level 2) and swaps (Level 2). Futures, forwards and swaps are valued at the unrealized appreciation/(depreciation) on the instrument and options are shown at market value.

The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the period.

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October 31, 2018

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Strategic Opportunities Fund
Balance as of 10/31/17 (value)	$302,914
Net accrued discounts (premiums)	26,138
Change in unrealized appreciation (depreciation)	2,592,214
Purchases	123,679,193
Sales (paydowns)	(6,541,261)
Net realized gain (loss)	(12,156,499)
Transfers in	58,294,671(a )
Balance as of 10/31/18 (value)	$166,197,370
Net change in unrealized appreciation (depreciation) on investments still held at October 31, 2018	$(9,473,796)
(a)	Based on an on-going assessment, management determined that significant inputs had become less transparent to market participants.

6.	Derivative Instruments:

The Funds engage in various portfolio investment strategies utilizing derivatives both to increase the return of the Funds and/or to economically hedge, or protect, their exposure to, for example, interest rate movements, movements in the securities or commodities markets and currency value fluctuations. Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss. Losses may arise if the value of the contract decreases due to, among other potentially adverse events, an unfavorable change in the price of the underlying security or commodity or if the counterparty does not perform under the contract. The use of derivatives can lead to losses because of relatively small adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by or potentially unlimited as a result of certain features of the derivatives.

The primary difference in risks associated with over-the-counter contracts and exchange-traded contracts is credit and liquidity risks. Over-the-counter contracts, as bilateral arrangements, contain credit risk from various counterparties for any unrealized gains for the duration of the contract. The credit risk related to exchange-traded contracts is minimal because the exchanges ensure that their contracts are always honored. The Funds may mitigate counterparty risk on derivatives through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Fund and each of its counterparties. The ISDA Master Agreement allows each Fund to offset with its counterparty certain derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $250,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

The Funds’ maximum risk of loss from counterparty credit risk on over-the-counter derivatives is generally the aggregate net unrealized gain in excess of any collateral pledged by the counterparty to the Funds. For over-the-counter purchased options, the Funds bear the risk of loss in the amount of the premiums paid and positive change in market value of the options should the counterparty not perform under the contracts. Written options by the Funds do not give rise to counterparty credit risk, as written options obligate the Funds to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate or require full collateralization of derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Funds to post additional collateral or accelerate payment of any net liability owed to the counterparty. There were no trigger events during the year ended October 31, 2018.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as due from brokers for collateral and payable to brokers for collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments.

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October 31, 2018

When counterparties post cash collateral with respect to various derivative transactions, a Fund may invest the collateral and receives interest income on the investment and pays interest expense on the collateral to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in a Fund’s overall expenses on the Statements of Operations and expense ratio in the Financial Highlights.

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October 31, 2018

As of October 31, 2018, the Funds had transactions subject to enforceable master netting arrangements (“MNA”). For reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements or another similar arrangement in the Statements of Assets and Liabilities. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Strategic Opportunities Fund
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset (b)	Non-Cash Collateral Received (c)	Cash Collateral Received (c)	Net Amount of Derivative Assets (e)

Barclays Bank Plc	$723,861	$(723,861)	$—	$—	$—
BNP Paribus SA	9,855,234	(9,855,234)	—	—	—
Citibank N.A.	313,505	(313,505)	—	—	—
Goldman Sachs International	7,145,981	(3,559,167)	—	(830,000)	2,756,814
JPMorgan Chase Bank, N.A.	17,262,998	(10,425,916)	(1,199,602)	—	5,637,480
Societe Generale	17,080,995	(6,698,497)	—	(5,040,000)	5,342,498
UBS AG	5,906,765	(5,906,765)	—	—	—
Derivatives not subject to a MNA or similar agreement (a)	14,119,239	—	—	—	14,119,239
Total	$72,408,578

Strategic Opportunities Fund
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset (b)	Non-Cash Collateral Pledged (c)	Cash Collateral Pledged (c)	Net Amount of Derivative Liabilities (d)

Barclays Bank Plc	$39,422,673	$(723,861)	$—	$(38,698,812)	$—
Bank of America N.A.	2,639,847	—	—	(2,639,847)	—
BNP Paribus SA	19,942,744	(9,855,234)	—	(10,087,510)	—
Citibank N.A.	2,267,748	(313,505)	—	(1,954,243)	—
Credit Suisse International	10,124,976	—	—	(10,124,976)	—
Goldman Sachs International	3,559,167	(3,559,167)	—	—	—
JPMorgan Chase Bank, N.A.	10,425,916	(10,425,916)	—	—	—
Macquarie Bank Limited	22,998,352	—	—	(22,998,352)	—
Societe Generale	6,698,497	(6,698,497)	—	—	—
UBS AG	7,872,206	(5,906,765)	—	(1,965,441)	—
Derivatives not subject to a MNA or similar agreement (a)	3,578,000	—	—	—	3,578,000
Total	$129,530,126

(a)	Includes financial instruments (futures, centrally cleared options and/or forward currency contracts) which are not subject to a MNA, or another similar arrangement.

(b)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to a MNA. or another similar arrangement.

(c)	Excess of collateral received from/payable to the individual counterparty is not shown for financial reporting purposes.

(d)	Represents the net amount payable to counterparty in the event of default.

(e)	Represents the net amount receivable from counterparty in the event of default.

The Funds are subject to, among other risks, interest rate risk, equity price risk, commodity risk and foreign currency exchange risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

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For open derivative instruments, please see the respective Fund’s Portfolio of Investments or details below:

	Fair Values of Derivative Instruments as of October 31, 2018
	Derivative Assets		Derivative Liabilities
Strategic Opportunities Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Commodity risk	Unrealized appreciation on swap agreements	$—	Unrealized depreciation on swap agreements	$23,662,820
Equity Risk	Unrealized appreciation on swap agreements	40,684,707	Unrealized depreciation on swap agreements	51,331,508
	Written option contracts, at value	—	Written option contracts, at value	3,578,000
	Purchased option contracts, at value	10,635,000	Purchased option contracts, at value	—
	Structured option contracts, at value	13,004,138	Structured option contracts, at value	23,225,850
Foreign Currency Exchange Risk	Unrealized appreciation on swap agreements	—	Unrealized depreciation on swap agreements	2,541,969
	Unrealized appreciation on forward foreign currency exchange contracts	3,744,968	Unrealized depreciation on forward foreign currency exchange contracts	11,411,262
	Structured options contract, at Value	—	Structured options contract, at Value	2,899,717
Interest Rate Risk	Unrealized appreciation on swap agreements	855,526	Unrealized depreciation on swap agreements	10,879,000
Variation Margin	Variation Margin	3,484,239	Variation Margin	—
Total		$72,408,578		$129,530,126

	The Effect of Derivative Instruments on the Statements of Operations
	For the year Ended October 31, 2018
	Net Realized Gain/(Loss) from Derivatives Recognized in Income
Small & Mid Cap Strategies Fund	Written Options and Structured Options	Futures Contracts	Swap Agreements	Foreign Currency Exchange Contracts	Total
Foreign Currency Exchange Risk	$—	$—	$—	$(2,916,668)	$(2,916,668)

All Cap Core Fund	Written Options and Structured Options	Futures Contracts	Swap Agreements	Foreign Currency Exchange Contracts	Total
Foreign Currency Exchange Risk	$—	$—	$—	$(50,713)	$(50,713)

Large Cap Strategies Fund	Written Options and Structured Options	Futures Contracts	Swap Agreements	Foreign Currency Exchange Contracts	Total
Foreign Currency Exchange Risk	$—	$—	$—	$(3,059,931)	$(3,059,931)

Strategic Opportunities Fund	Written Options and Structured Options	Futures Contracts	Swap Agreements	Foreign Currency Exchange Contracts	Total
Interest Rate Risk	$—	$(20,851,394)	$(16,903,725)	$—	$(37,755,119)
Equity Risk	119,849,505	(4,164,989)	67,989,576	—	183,674,092
Commodity Risk	(4,016,499)	4,424,641	261,263	—	669,405
Foreign Currency Exchange Risk	(1,455,000)	—	3,111,200	(14,532,210)	(12,876,010)
Total	$114,378,006	$(20,591,742)	$54,458,314	$(14,532,210)	$133,712,368
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October 31, 2018

	Net Change in Unrealized Appreciation/(Depreciation)
	on Derivatives Recognized in Income

Small & Mid Cap Strategies Fund	Written Options and Structured Options	Futures Contracts	Swap Agreements	Foreign Currency Exchange Contracts	Total
Foreign Currency Exchange Risk	$—	$—	$—	$(354,673)	$(354,673)

Strategic Opportunities Fund	Written Options and Structured Options	Futures Contracts	Swap Agreements	Foreign Currency Exchange Contracts	Total
Interest Rate Risk	$—	$15,231	$(9,252,787)	$—	$(9,237,556)
Equity Risk	(130,660,461)	11,719,387	(56,402,638)	—	(175,343,712)
Foreign Currency Exchange Risk	(2,106,189)	—	(2,547,998)	792,678	(3,861,509)
Commodity Risk	—	—	(23,662,820)	—	(23,662,820)
Total	$(132,766,650)	$11,734,618	$(91,866,243)	$792,678	$(212,105,597)

For the year ended October 31,2018, the quarterly average volume of derivative activities were as follows:

	Small & Mid Cap Strategies Fund	Strategic Opportunities Fund
Structured Options (Notional Amounts)	$—	$7,771,000,000
Purchased Options (Notional Amounts)	—	4,939,875
Written Options (Notional Amounts)	—	2,002,875
Futures Long Position (Notional Amounts)	—	613,232,245
Futures Short Position (Notional Amounts)	—	23,595,116
Forward Currency Contracts Purchased (U.S. Dollar Amounts)	13,015,020	370,957,918
Forward Currency Contracts Sold (U.S. Dollar Amounts)	—	242,968,855
Currency Swaps (Notional Amount in U.S. Dollars)	—	671,025,825
Equity Swaps (Notional Amount in U.S. Dollars)	—	3,530,887,406
Interest Rate Swaps (Notional Amount in U.S. Dollars)	—	73,750,000
Commodity Swaps (Notional Amount in U.S. Dollars)	—	366,274,855

A. Futures Contracts. The Funds purchased or sold futures contracts and options on futures contracts to gain exposure to, or hedge against, changes in the value of equity securities (equity risk), interest rates (interest rate risk) or commodity risk.

Futures contracts are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the contract at the close of the last trading day and the price at which the contract was originally written. Upon entering into a futures contract, the Funds are required to pledge to a futures commission merchant an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the underlying instrument. The Funds recognize an unrealized gain or loss equal to the variation margin. These futures contracts permit the Funds to meet their objectives at a lower cost than investing directly in the underlying instruments or commodities, while permitting the equivalent of an investment in a portfolio of the underlying instruments or commodities. A potential risk to the Funds is that the change in value of the underlying securities or commodities may not correlate to the change in value of the contracts. Listed futures contracts involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

B. Forward Foreign Currency Exchange Contracts. The Funds (except Municipal Bond Fund) may enter into forward foreign currency contracts (“Forward”) to hedge their exposure to changes in foreign currency exchange rates on foreign portfolio holdings (foreign currency exchange risk). In addition, certain Funds may use a Forward to provide exposure to the foreign currency market. A Forward is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. A Forward is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation until the contract settlement date. The market value of the Forward is determined using the forward rate for the remainder of the outstanding period of the contract, through the delivery date. When a Forward is closed or settled, the Funds record a realized gain or loss equal to the fluctuation in rates during the period a Forward was open. Risks may arise upon entering into these contracts from, for example, the potential inability of the counterparties to meet the terms of their contracts, or if the foreign currency rates change unfavorably.

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October 31, 2018

In the event of default by the counterparty to the transaction, the Funds’ maximum amount of loss, as either the buyer or seller, is the unrealized gain on the contract.

The Funds may be required to pledge to the broker an amount of cash, U.S. government securities or other assets, equal to a certain percentage of the contract amount.

C. Swap Agreements. The Funds entered into swap agreements, which are agreements involving two parties to exchange the return generated by a security, currency, commodity, interest rate, index, or other measures for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. The Funds entered into total return, interest rate and other swap agreements. Interest rate swap agreements generally involve the agreement by the Funds to pay a counterparty a fixed or floating rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. Total return swap agreements involve the commitments to pay or receive an amount generally determined by reference to a security, index or other measure in exchange for a specific market linked return, based on notional amounts. To the extent that the total return of the security, index or other measure underlying the transaction exceeds or falls short of the offsetting interest rate-based obligation, the Funds receive or make a payment to the counterparty. Payments received or made by a Fund at the expiration or other termination of the swap agreements are recorded in the Statements of Operations as realized gains or losses, respectively. Swap agreements are marked-to-market daily based on counterparty valuation quotations, and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation/(depreciation). Risks may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Portfolios of Investments under the caption “Swap Agreements”.

D. Options. The Funds purchased and wrote (sold) put and call options on equity securities and stock index futures in order to gain exposure to or to protect against changes in the market.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon swap agreement at any time before the expiration of the option.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears certain risks, including the market risk of an unfavorable change in the price of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Fund purchasing or selling a security at a price different from the current market value.

A Fund may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose a Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, a Fund’s maximum amount of loss is the premium paid and unrealized gain (as purchaser) or the unrealized gain of the contract less the premium received (as writer).

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October 31, 2018

The Strategic Opportunities Fund invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk) or to increase or decrease its exposure to changes in foreign currency exchange rates (foreign currency exchange risk). These structured options may consist of single or multiple OTC options which are priced as a single security. Structured options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on a specific index with an initial reference strike price. Generally, the basis of the contracts is the premium received or paid which is recorded as an asset on the Statements of Assets and Liabilities. The amount of the asset is subsequently market-to-market to reflect the current market value of the structured option. When a structured option is transferred/sold or exercised, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

7.	Investment Advisory Fee, Administration Fee and Other Transactions:

A. Investment Advisory Fees. The Funds’ investment adviser is BIM, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”). Bessemer is a subsidiary of The Bessemer Group, Incorporated (“BGI”). The investment advisory fee paid to BIM for advisory services is computed daily and paid monthly in accordance with the following schedule:

	First $500 million of average net assets	Next $500 million to $1 billion of average net assets	Average net assets exceeding $1 billion	Blended Advisory Rate
All Cap Core Fund	0.75%	0.70%	0.65%	0.69%
All Cap ESG Fund	0.75%	0.70%	0.65%	0.75%
Fixed Income Fund	0.45%	0.40%	0.35%	0.43%
Municipal Bond Fund	0.45%	0.40%	0.35%	0.38%

				Average net assets
Small & Mid Cap Strategies Fund				0.85%

	First $1.25 billion of average net assets	Next $1.25 billion to $2.5 billion of average net assets	Average net assets exceeding $2.5 billion	Blended Advisory Rate
Large Cap Strategies Fund	0.90%	0.85%	0.80%	0.81%
Strategic Opportunities Fund	1.10%	1.05%	1.00%	1.03%

BIM has retained Harding Loevner LP (“Harding Loevner”) and Sands Capital Management, LLC (“Sands”) as sub-advisers to manage a segment of the Large Cap Strategies Fund. Harding Loevner and Sands are paid for their services directly by BIM.

BIM has retained Acadian Asset Management, LLC (“Acadian”), Baillie Gifford Overseas Limited (“Baillie Gifford”), Dimensional Fund Advisors LP (“Dimensional”), Champlain Investment Partners, LLC (“Champlain”), Martingale Asset Management, L.P. (“Martingale”), and Polunin Capital Partners Limited (“Polunin”) as sub-advisers to each manage segments of the Small & Mid Cap Strategies Fund. Acadian, Baillie Gifford, Dimensional, Champlain, Martingale, and Polunin are paid for their services directly by BIM.

BIM has retained BlackRock Financial Management, Inc. (“BlackRock”) and Muzinich & Co., Inc. (“Muzinich”) as sub-advisers to each manage a segment of the Strategic Opportunities Fund. BlackRock and Muzinich are paid for their services directly by BIM.

B. Administration, Fund Accounting, Transfer Agent and Underwriting Fees. The Corporation, on behalf of each Fund, has entered into an administrative oversight, supervision and coordination services agreement (the “Administrative Agreement”) with Bessemer, pursuant to which Bessemer and Bessemer Trust Company (“BTCO”), an affiliate of BIM, provide certain non-advisory services to the Funds, such as the maintenance of records, the provision of supervisory personnel and the monitoring of the other non-advisory service providers. Under the Administrative Agreement, each Fund pays an annual fee of 0.03% of

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October 31, 2018

its average daily net assets for such services. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) acts as administrator, fund accounting agent and transfer agent for the Funds pursuant to an Administration and Accounting Services Agreement and a Transfer Agency Services Agreement, respectively. Certain Officers of the Funds are also employees of BNY Mellon.

The Corporation entered into an Underwriting Agreement with Foreside Funds Distributors LLC for the limited purpose of acting as statutory underwriter to facilitate the registration and distribution of shares of the Funds.

C. Distribution and Shareholder Servicing Fees. The Funds have adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) with Bessemer, pursuant to which Bessemer serves as a shareholder servicing agent and provides certain shareholder support services. Bessemer may engage shareholder sub-servicing agents, such as broker/dealers, banks, trust companies, investment advisers, and other financial institutions and intermediaries to provide certain shareholder support services and is solely responsible for paying each such shareholder sub-servicing agent from the fee it receives from each of the Funds. Each Fund pays for shareholder support services an annual fee of 0.20% of its average daily net assets; however, with respect to the Fixed Income Fund and the Municipal Bond Fund, Bessemer has contractually committed to waive its shareholder servicing fee to the extent necessary to maintain a maximum shareholder servicing fee at 0.10% through October 31, 2019. The shareholder servicing fee commitment arrangements may be changed or terminated at any time with the approval of the Board. Bessemer, however, does not have the ability to recapture fees currently being waived at a later date. For the year ended October 31 , 2018, Bessemer waived shareholder servicing fees in the amount of $848,029 with respect to the Fixed Income Fund and $2,270,493 with respect to the Municipal Bond Fund.

D. Custody Fees. The All Cap Core Fund, All Cap ESG Fund, Large Cap Strategies Fund, Fixed Income Fund and Municipal Bond Fund have each retained BTCO, a wholly-owned subsidiary of BGI, to serve as their custodian, and the Small & Mid Cap Strategies Fund has retained BTCO to serve as their co-custodian. Pursuant to the Funds’ Custody Agreements, BTCO is responsible for maintaining the custody of these Funds’ securities and cash. BTCO serves as custodian for the Small & Mid Cap Strategies Fund only with respect to equity securities of U.S. companies (other than exchange-traded funds) and securities in the form of depositary receipts directly managed by BIM, income, other payments and distributions issued with respect to such securities, proceeds of the sale of such securities, and cash, cash equivalents and money market instruments received and held by BTCO from time to time on behalf of the Small & Mid Cap Strategies Fund. For providing these services, effective July 2, 2018, BTCO receives a fee calculated and paid monthly at the annual rate of 0.065% of the average daily net assets of the non-U.S. investments for All Cap Core Fund, All Cap ESG Fund and Large Cap Strategies Fund and 0.015% of the average daily net assets of each of the Fixed Income Fund and Municipal Bond Fund or portion thereof for the Small & Mid Cap Strategies Fund and U.S. investments for All Cap Core Fund, All Cap ESG Fund and Large Cap Strategies Fund. Prior to July 2, 2018, the custodial rate was 0.075% for non-U.S. investments and 0.015% (no change) for U.S. investments. The Strategic Opportunities Fund and the Subsidiary have retained Citibank, N.A. (“Citibank”) to serve as their custodian and the Small & Mid Cap Strategies Fund has retained Citibank to serve as its co-custodian. Citibank is responsible for maintaining the custody of these Funds’ securities and cash and assets of the Small & Mid Cap Strategies Fund managed by the sub-advisers. For providing these services, Citibank receives a fee from each Fund calculated daily and paid monthly based on safekeeping and transaction fees that vary by country.

E. Fee Waivers. BIM may voluntarily waive a portion of its advisory fee to limit the Funds’ total expenses. BIM may terminate this voluntary waiver at any time. BIM, however, does not have the ability to recapture fees currently being waived at a later date. BIM has contractually committed through October 31, 2019 to waive its advisory fees to the extent necessary to maintain the net operating expense ratios, excluding fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses, if any, of the Large Cap Strategies Fund at 1.15%, the Small & Mid Cap Strategies Fund at 1.11%, the Strategic Opportunities Fund at 1.20%, the Fixed Income Fund at 0.70%, the Municipal Bond Fund at 0.70% and the All Cap ESG Fund at 1.00%. Any waiver amounts are disclosed in the Statements of Operations. For the year ended October 31, 2018, BIM waived $64,311 for the All Cap ESG Fund, $2,868,943 for the Small & Mid Cap Strategies Fund and $6,600,358 for the Strategic Opportunities Fund. The All Cap ESG Fund had offering costs waivers of $49,656. The Fixed Income Fund and Municipal Bond Fund had shareholder servicing fee waivers of $848,029 and $2,270,493 respectively. The contractual advisory fee waivers and the shareholder servicing fee waivers may be changed or terminated at any time with the approval of the Board.

F. Board of Directors’ Fees. Effective February 1, 2018, each Director who is not an “interested person” of the Corporation (as that term is defined under the 1940 Act) (each, an “Independent Director”) receives from the Funds a total annual retainer of $235,000, plus $30,000 for serving as the Board’s Chairperson and $15,000 as the Audit Committee Chairperson. Prior to February 1, 2018, the fees were as stated below:

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Each Director who is not an “interested person” of the Corporation (as that term is defined under the 1940 Act) (each, an “Independent Director”) receives from the Funds a total annual retainer of $120,000 (plus $50,000 for serving as the Board’s Chairperson, $20,000 as the Audit Committee Chairperson, $10,000 each as the Pricing Committee Liaison, the Nominating Committee Chairperson and the Governance Committee Chairperson) and receives for attendance at Board and committee meetings the following:

	Noticed to be In-Person (whether participating by phone or in-person)	Noticed to be Telephonic
Regular Board Meeting	$9,000	$4,500
Special Board Meeting	6,000	3,000
Audit Committee Meeting	5,000	2,500
Nominating Committee Meeting	5,000	2,500
Governance Committee Meeting	5,000	2,500

Each Independent Director is reimbursed for all out-of-pocket expenses relating to attendance at meetings of the Board and any Board committee. Directors who are not Independent Directors, officers or employees of BIM and BNY Mellon do not receive compensation from the Funds. Fees paid are allocated to the Funds on a pro rata basis based on net assets.

G. Other Transactions. From time to time the Funds may sell or purchase investments from affiliated funds. The prices of these transactions are based on valuations obtained in accordance with the valuation procedures followed by the Funds, as described in Note 3, applied on a consistent basis. For the year ended October 31, 2018, the Small & Mid Cap Strategies Fund and the Large Cap Strategies Fund sold investments, at fair value, in the amounts of $23,735,947 and $3,854,226, respectively, to the All Cap Core Fund. These sales resulted in net realized gains of $5,000,018 and $1,382,676 by the Small & Mid Cap Strategies Fund and the Large Cap Strategies Fund, respectively.

8.	Securities Transactions:

Investment transactions for the year ended October 31, 2018, excluding short-term debt investments and U.S. Government securities, were as follows:

	Purchases	Sales
All Cap Core Fund	$684,352,458	$728,981,024
Large Cap Strategies Fund	12,215,350,389	12,000,895,991
All Cap ESG Fund	39,549,402	8,451,654
Small & Mid Cap Strategies Fund	4,078,547,977	3,957,943,359
Strategic Opportunities Fund (Consolidated)	2,976,879,486	3,916,416,910
Fixed Income Fund	177,568,406	230,618,496
Municipal Bond Fund	1,045,698,085	634,406,909

Purchase and sales of U.S. Government Securities, excluding those with maturity of one year or less during the year ended October 31, 2018 were as follows:

	Purchases	Sales
Fixed Income Fund	$278,400,486	$175,140,894
Municipal Bond Fund	214,178,361	434,215,587

9.	Federal Income Taxes:

It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions from net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Federal income tax regulations differ from accounting principles generally accepted in the U.S.; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character within the components of net assets in the Statements of Assets and Liabilities. These permanent differences primarily arise from utilization of earnings and profits on shareholder redemptions. Financial records are not adjusted

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October 31, 2018

for temporary differences. Temporary differences primarily arise from the tax treatment of wash sales, passive foreign investment companies, and index options.

As of October 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

	Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
All Cap Core Fund	$1,487,083,438	$380,511,630	$(27,360,216)	$353,151,414
Large Cap Strategies Fund	14,046,338,394	3,310,372,622	(846,842,334)	2,463,530,288
All Cap ESG Fund	30,941,748	1,316,847	(2,318,659)	(1,001,812)
Small & Mid Cap Strategies Fund	5,453,242,375	1,220,909,807	(474,319,954)	746,589,853
Strategic Opportunities Fund	5,229,403,279	158,762,378	(314,223,446)	(155,461,068)
Fixed Income Fund	881,739,491	198,761	(22,424,041)	(22,225,280)
Municipal Bond Fund	2,326,788,020	2,106,467	(46,657,169)	(44,550,702)

Permanent differences as of October 31, 2018, were as follows:

	Total Distributable Earnings /(Accumulated Loss)	Increase/ (Decrease) Paid-in-Capital
All Cap Core Fund	$ (3,637,547)	$ 3,637,547
Large Cap Strategies Fund	(22,671,649)	22,671,649
Small & Mid Cap Strategies Fund	(22,411,978)	22,411,978
Strategic Opportunities Fund	(24,945,718)	24,945,718

By investing in the Subsidiary, the Strategic Opportunities Fund will gain exposure to commodities and commodity-linked instruments within the limits of Subchapter M of the Code.

The Funds may be subject to taxes imposed by other countries in which they invest. Such taxes are generally based on income earned as well as capital gains and in certain situations, unrealized gains. These taxes are accrued and applied to net investment income, net realized gains and unrealized gains, if applicable, as such income and/or gains are earned.

The Funds may accrue a deferred tax liability for unrealized gains on India and Pakistan securities based on existing tax rates and holding periods of the securities. As of October 31, 2018, the Large Cap Strategies Fund, the Small & Mid Cap Strategies Fund and the Strategic Opportunities Fund recorded liabilities of $7,471, $13,718 and $4,535, respectively, in the Statements of Assets and Liabilities as an estimate for potential future India and Pakistan capital gain taxes.

The tax character of distributions from the Funds during the year ended October 31, 2018 was as follows (amounts in thousands):

	All Cap Core Fund	Large Cap Strategies Fund	Small & Mid Cap Strategies Fund	Strategic Opportunities Fund	Fixed Income Fund	Municipal Bond Fund
Distributions paid from:
Ordinary Income	$10,058,464	$114,335,758	$40,658,931	$321,461,177	$15,309,270	$2,434,787
Net Long Term Capital Gains	25,490,845	865,259,188	423,366,524	80,879,925	—	—
Total Taxable Distributions	35,549,309	979,594,946	464,025,455	402,341,102	15,309,270	2,434,787
Tax Exempt Distributions	—	—	—	—	—	28,901,990
Total Distributions Paid	$35,549,309	$979,594,946	$464,025,455	$402,341,102	$15,309,270	$31,336,777

The tax character of distributions from the Funds during the year ended October 31, 2017 was as follows (amounts in thousands):

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Old Westbury Funds, Inc.
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October 31, 2018

	All Cap Core Fund	Large Cap Strategies Fund	Small & Mid Cap Strategies Fund	Strategic Opportunities Fund	Fixed Income Fund	Municipal Bond Fund
Distributions paid from:
Ordinary Income	$13,752	$109,523	$30,569	$111,738	$11,204	$8,607
Net Long Term Capital Gains	—	151,605	298,284	—	—	2,686
Total Taxable Distributions	13,752	261,128	328,853	111,738	11,204	11,293
Tax Exempt Distributions	—	—	—	—	—	22,134
Total Distributions Paid.	$13,752	$261,128	$328,853	$111,738	$11,204	$33,427

The difference in classification between the amounts reflected above and the Statements of Changes in Net Assets is primarily due to short-term capital gain distributions.

As of and during the year ended October 31, 2018, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The statute of limitation on each Fund’s U.S. federal income tax returns remains open for each of the four years ended October 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

As of October 31, 2018, the components of accumulated earnings/(deficits) on a tax basis were as follows:

	All Cap Core Fund	Large Cap Strategies Fund	All Cap ESG Fund	Small & Mid Cap Strategies Fund	Strategic Opportunities Fund	Fixed Income Fund	Municipal Bond Fund
Undistributed Tax Exempt Income	$—	$—	$—	$—	$—	$—	$3,048,958
Undistributed Ordinary Income	5,578,392	136,003,038	378,569	24,094,347	146,029,011	1,430,415	—
Undistributed Long-Term Capital Gains	72,802,098	523,530,798		553,792,236	120,487,517	—	—
Accumulated Earnings	78,380,490	659,533,836	378,569	577,886,583	266,516,528	1,430,415	3,048,958
Other Accumulated Earnings	—	—		—	—	—	—
Deferred Qualified Late-Year Losses	—	—		—	—	—	—
Capital Loss Carryforwards	—	—	(639,506)		—	(18,937,746)	(7,629,091)
Unrealized Appreciation/(Depreciation)	353,151,414	2,463,255,742	(1,002,817)	746,473,073	(130,652,002)	(22,225,279)	(44,550,702)
Other Temporary Differences	—	—		—	(21,256)	—	—
Total Accumulated Earnings/(Deficits)	$431,531,904	$3,122,789,578	$(1,263,754)	$1,324,359,656	$135,843,270	$(39,732,610)	$(49,130,835)

As of October 31, 2018, the All Cap ESG Fund had a short-term capital loss carryforward of $639,506, the Fixed Income Fund had a short-term capital loss carryforward of $6,706,576, and a long-term capital loss carryforward of $12,231,170 and the Municipal Bond Fund had a short-term capital loss carryforward of $4,968,656 and a long-term capital loss carryforward of $2,660,435 available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. This capital loss carryforward is not subject to expiration and must first be utilized to offset future realized gains of the same character.

The capital loss carryforward will reduce the applicable Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

Under current tax law, ordinary losses incurred after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

10.	Commitments

The Strategic Opportunities Fund may invest in loan and other participation interests, which may include financing commitments obligating the Strategic Opportunities Fund to advance additional amounts on demand. As of October 31, 2018, these unfunded commitments totaled $4,040,872. In connection with these investments, the Strategic Opportunities Fund may also enter into bridge loan commitments (“commitments”). Bridge loan commitments may obligate the Strategic Opportunities Fund to furnish temporary financing to a borrower until permanent financing can be arranged. As of October 31, 2018, the Strategic

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October 31, 2018

Opportunities Fund had no outstanding bridge loan commitments. In connection with these commitments, the Strategic Opportunities Fund would earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which would be included in interest income in the Statements of Operations, is recognized ratably over the commitment period.

11.	Regulations S-X Amendments

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments statement of assets and liabilities pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulations S-X changes.

Distributions for the year ended October 31, 2017 were classified as follows:

	Class	Net Investment Income	Net Realized Gain
All Cap Core Fund	Class A	$(13,751,936)	$—
Large Cap Strategies Fund	Class A	$(109,523,510)	$(151,604,603)
Small & Mid Cap Strategies Fund	Class A	$(30,569,468)	$(298,283,586)
Strategic Opportunities Fund	Class A	$(111,738,489)	$—
Fixed Income Fund	Class A	$(11,203,970)	$—
Municipal Bond Fund	Class A	$(24,052,772)	$(9,374,029)

Undistributed (distributions in excess of) net investment income as of October 31, 2017 is as follows:

All Cap Core Fund	$8,109,244
Large Cap Strategies Fund	$99,067,585
Small & Mid Cap Strategies Fund	$24,074,288
Strategic Opportunities Fund	$163,409,734
Fixed Income Fund	$1,263,897
Municipal Bond Fund	$2,478,028

12.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements except as described below.

On December 1, 2018, the Corporation launched the Old Westbury California Municipal Bond Fund and the Old Westbury New York Municipal Bond Fund.

Effective December 3, 2018, the Board of Directors approved the following changes to certain expense caps for the Fixed Income Fund and the Municipal Bond Fund: (1) the elimination of the 0.10% shareholder servicing expense cap and (2) the lowering of the overall expense cap from 0.70% to 0.57%.

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October 31, 2018

13.	Additional Tax Information (Unaudited)

Qualified Dividend Income (Unaudited)

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2018, as Qualified Dividend Income (“QDI”) as defined in the Code as follows:

All Cap Core Fund	100.00%
Large Cap Strategies Fund	100.00%
Small & Mid Cap Strategies Fund	100.00%
Strategic Opportunities Fund	8.85%

Qualified Interest Income (Unaudited)

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2018, as Qualified Interest Income as defined in the Code as follows:

All Cap Core Fund	1.67%
Large Cap Strategies Fund	1.19%
Small & Mid Cap Strategies Fund	1.26%
Strategic Opportunities Fund	51.47%
Fixed Income Fund	96.35%
Municipal Bond Fund	6.71%

Dividends Received Deduction (Unaudited)

For the fiscal year ended October 31, 2018, the following percentage of income dividends paid by the Funds qualifies for the Dividends Received Deduction available to corporations:

All Cap Core Fund	100.00%
Large Cap Strategies Fund	100.00%
Small & Mid Cap Strategies Fund	85.44%
Strategic Opportunities Fund	5.80%

Long Term Capital Gain Dividends (Unaudited)

The Funds designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Code for the fiscal year ended October 31, 2018 as follows:

All Cap Core Fund	$25,490,845
Large Cap Strategies Fund	865,259,188
Small & Mid Cap Strategies Fund	423,366,524
Strategic Opportunities Fund	80,879,925

U.S. Government Income (Unaudited)

The percentages of the ordinary income dividends paid by the Funds during the fiscal year ended October 31, 2018 which were derived from U.S. Treasury securities were as follows:

All Cap Core Fund	0.08%
Large Cap Strategies Fund	0.81%
Small & Mid Cap Strategies Fund	0.80%
Strategic Opportunities Fund	3.84%
Fixed Income Fund	50.18%
Municipal Bond Fund	72.80%

Tax Exempt Distributions (Unaudited)

The Municipal Bond Fund designates $3,048,958 as tax exempt dividends paid for the fiscal year ended October 31, 2018.

151

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Old Westbury Funds, Inc.
Opinion on the Financial Statements

We have audited the accompanying (consolidated) statements of assets and liabilities of Old Westbury Funds, Inc. (the “Corporation”) (comprising All Cap Core Fund, All Cap ESG Fund, Large Cap Strategies Fund, Small & Mid Cap Strategies Fund, Strategic Opportunities Fund (consolidated), Fixed Income Fund and Municipal Bond Fund (collectively, the “Funds”)), including the (consolidated) portfolios of investments of All Cap Core Fund, All Cap ESG Fund, Large Cap Strategies Fund, Strategic Opportunities Fund (consolidated), Fixed Income Fund and Municipal Bond Fund and the condensed portfolio of investments of Small & Mid Cap Strategies Fund, as of October 31, 2018, and the related (consolidated) statements of operations and changes in net assets, and the (consolidated) financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the (consolidated) financial position of the Funds at October 31, 2018, the (consolidated) results of their operations, changes in their net assets and the financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising Old Westbury Funds, Inc.	Statement of operations	Statement of changes in net assets	Financial highlights
All Cap Core Fund Large Cap Strategies Fund Small & Mid Cap Strategies Fund Strategic Opportunities Fund Fixed Income Fund Municipal Bond Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the five years in the period ended October 31, 2018

All Cap ESG Fund	For the period from March 1, 2018 (commencement of operations) through October 31, 2018

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Corporation’s auditor since 2006.

New York, New York
December 28, 2018

152

Old Westbury Funds, Inc.
Directors and Officers of Old Westbury Funds, Inc. (Unaudited)

Independent and Interested Directors. The following table sets forth certain information with respect to the Directors of the Corporation, each of which, under current Board policy, may serve until the end of the calendar year during which he or she reaches the applicable mandatory retirement age established by the Board.

Name, Address, and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served as a Director of the Corporation	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Director- ships[1] Held by Director During Past 5 Years
Interested Director

George Wilcox[2] 630 Fifth Avenue New York, NY 10111 Age: 54	Director	Indefinite term;	President of Bessemer (2013-Present).	7	0

Independent Directors

Alexander Ellis III 630 Fifth Avenue New York, NY 10111 Age: 69	Chairman & Director	Indefinite term; 5 Years	General Partner, Rockport Capital Partners (2000-Present).	7	1[3]

Patricia L. Francy 630 Fifth Avenue New York, NY 10111 Age: 73	Director	Indefinite term; 14 Years	Director, corporate, and foundation boards.	7	1[4]

J. David Officer 630 Fifth Avenue New York, NY 10111 Age: 70	Director	Indefinite term; 7 Years	Independent Director; Consultant, Fidelity (2011).	7	4[5]

R. Keith Walton 630 Fifth Avenue New York, NY 10111 Age: 54	Director	Indefinite term; 2 Years	Vice President, Strategy, Arizona State University (Since 2013); Vice President, Global Government & Affairs, Alcoa Inc. (commercial manufacturing company) (2010-2012).	7	5[6]
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Old Westbury Funds, Inc.
Directors and Officers of Old Westbury Funds, Inc. (Unaudited) - (Continued)

[1]	Directorships held during the last five years in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934, as amended, or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[2]	Directors who are or may be deemed “interested persons” (as defined under the 1940 Act) of the Corporation, BIM (as defined below) or Bessemer (as defined below) are referred to as Interested Directors. Mr. Wilcox is deemed an Interested Director by virtue of his position as President of Bessemer.
[3]	Mr. Ellis has served as Director of Clean Diesel Technologies Inc.
[4]	Ms. Francy has served as Director of Siebert Financial Corp.
[5]	Mr. Officer serves, or has served, as Director of the following entities: DBX ETF Trust (40); Man Long Short Fund; GLG International Small Cap Fund; and Ilex Partners (Asia) LLC.
[6]	Mr. Walton serves as Director of the following entities: Blue Crest Capital Management, LLC Funds, Global Infrastructure Partners, Systematica Investments Limited, Zweig Fund Inc. and Zweig Total Return Fund Inc.
154

Old Westbury Funds, Inc.
Directors and Officers of Old Westbury Funds, Inc. (Unaudited) - (Continued)

Officers. The table below sets forth certain information with respect to the Officers of the Corporation:

Name, Address, and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served as an Officer of the Corporation	Principal Occupation(s) During Past 5 Years

David W. Rossmiller 630 Fifth Avenue New York, NY 10111 Age: 60	President & Chief Executive Officer	Indefinite; 6 Years	Managing Director and Head of Fixed Income, Bessemer Trust Company, N.A. (Since 2010).

Yvette M. Garcia 630 Fifth Avenue New York, NY 10111 Age: 48	Chief Legal Officer	Indefinite; Since October 2018	Managing Director and General Counsel, The Bessemer Group, Incorporated and principal bank subsidiaries (Since July 2018); General Counsel, Rockefeller & Co. (2012-2018).

Matthew A. Rizzi 630 Fifth Avenue New York, NY 10111 Age: 45	Vice President & Treasurer	Indefinite; 4 Years	Principal and Head of Fund Accounting, Bessemer Trust Company, N.A. (Since 2015); Senior Vice President and Head of Trust Accounting, Bessemer Trust Company, N.A. (2007-2014).

Nicola R. Knight 630 Fifth Avenue New York, NY 10111 Age: 55	Assistant Secretary	Indefinite; 9 Years	Principal and Associate General Counsel of Bessemer Trust Company, N.A. (Since 2007).

Thomas G. Kennedy 630 Fifth Avenue New York, NY 10111 Age: 48	Chief Compliance Officer	Indefinite; 2 Years	Chief Compliance Officer of Bessemer Investment Management LLC (Since July 2016); Principal and Director of Investment Management Compliance, Bessemer Trust Company, N.A. (Since July 2016) Head of Alternatives Compliance, Aberdeen Asset Management Inc. (January 2016-April 2016); Managing Director and Chief Compliance Officer, Arden Asset Management LLC (2008-2015).

Richard Murtagh 630 Fifth Avenue New York, NY 10111 Age: 57	Vice President & Assitant Treasurer	Indefinite; 4 Years	Principal, Managing Director and Corporate Controller, Bessemer Trust Company, N.A. (Since 2010).
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Old Westbury Funds, Inc.
Directors and Officers of Old Westbury Funds, Inc. (Unaudited) - (Continued)

Name, Address, and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served as an Officer of the Corporation	Principal Occupation(s) During Past 5 Years

David Schwart 801 Brickell Avenue Suite 2250 Miami, FL 33131 Age: 48	Vice President & Anti-Money Laundering Compliance Officer	Indefinite; 3 Years	Vice President and Associate Director of Bank Compliance, Bessemer Trust Company, N.A. (Since April 2013); Vice President and Internal Audit Manager, BNP Paribas, N.A. (2009-March 2013).

Marianna DiBenedetto 760 Moore Road King of Prussia, PA 19406 Age: 53	Vice President and Assistant Treasurer	Indefinite; Since October 2018	Vice President and Group Manager of Fund Accounting and Administration Client Services, The Bank of New York Mellon (“BNY Mellon”) (Since 2010).

Jack Jafolla 760 Moore Road King of Prussia, PA 19406 Age: 48	Assistant Treasurer	Indefinite; 12 Years	Senior Manager of NAV Operations, BNY Mellon (Since 2008).

Lisa M. King 301 Bellevue Parkway Wilmington, DE 19809 Age: 50	Secretary	Indefinite; 2 Years	Vice President and Counsel, BNY Mellon (Since 2016); Counsel, Stradley Ronon Stevens & Young LLP (2007-2016).

William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 Age: 48	Assistant Secretary	Indefinite; 2 Years	Vice President and Manager of BNY Mellon (Since 2010).

The Statement of Additional Information (“SAI”) includes additional information about the Corporation’s Directors and Officers and is available upon request, without charge. To obtain a copy of the SAI, please call (800) 607-2200.

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Old Westbury Funds, Inc.
Additional Information (Unaudited)

Information on Proxy Voting:

The Funds’ proxy voting guidelines, used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 607-2200; and (ii) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information on Form N-Q:

The Funds provide a complete list of the Funds’ holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the Schedule of Investments appear in the Funds’ semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the Schedule of Investments with the SEC on Form N-Q. Shareholders can obtain the Funds’ Form N-Q (i) without charge, upon request, by calling (800) 607-2200; and (ii) on the SEC’s website at http://www.sec.gov. The Fund’s N-Q may be reviewed or copied at the SEC Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

157

Old Westbury Funds, Inc.
Renewal of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited)

At a meeting held on July 18, 2018, the Board of Directors (the “Board” or the “Directors”) of Old Westbury Funds, Inc. (the “Corporation”), including the Directors who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) of any party to the agreements defined below (“Independent Directors”), unanimously approved the continuation of the following investment advisory and sub-advisory agreements (collectively, the “Agreements”): (1) an investment advisory agreement between Bessemer Investment Management LLC (“BIM” or the “Adviser”) and the Corporation on behalf of Old Westbury All Cap Core Fund (“All Cap Core Fund”), Old Westbury Large Cap Strategies Fund (“Large Cap Strategies Fund”), Old Westbury All Cap ESG Fund (“All Cap ESG Fund”), Old Westbury Small & Mid Cap Strategies Fund (“Small & Mid Cap Strategies Fund”), Old Westbury Strategic Opportunities Fund (“Strategic Opportunities Fund”), Old Westbury Fixed Income Fund (“Fixed Income Fund”), and Old Westbury Municipal Bond Fund (“Municipal Bond Fund”) (each, a “Fund” and, collectively, the “Funds”), (2) a sub-advisory agreement among BIM, Dimensional Fund Advisors LP (“Dimensional”) and the Corporation on behalf of the Small & Mid Cap Strategies Fund, (3) a sub-advisory agreement among BIM, Champlain Investment Partners, LLC (“Champlain”) and the Corporation on behalf of the Small & Mid Cap Strategies Fund, (4) a sub-advisory agreement among BIM, BlackRock Financial Management, Inc. (“BlackRock”) and the Corporation on behalf of the Strategic Opportunities Fund, (5) a sub-advisory agreement among BIM, Sands Capital Management, LLC (“Sands”) and the Corporation on behalf of the Large Cap Strategies Fund, (6) a sub-advisory agreement among BIM, Muzinich & Co, Inc. (“Muzinich”) and the Corporation on behalf of the Strategic Opportunities Fund, (7) a sub-advisory agreement among BIM, Harding Loevner LP (“Harding Loevner”) and the Corporation on behalf of the Large Cap Strategies Fund, (8) a sub-advisory agreement among BIM, Martingale Asset Management, L.P. (“Martingale”) and the Corporation on behalf of the Small & Mid Cap Strategies Fund, (9) a sub-advisory agreement among BIM, Baillie Gifford Overseas Limited (“Baillie Gifford”) and the Corporation on behalf of the Small & Mid Cap Strategies Fund, and (10) a sub-advisory agreement among BIM, Polunin Capital Partners Limited (“Polunin”) and the Corporation on behalf of the Small & Mid Cap Strategies Fund (Polunin, Dimensional, Champlain, BlackRock, Sands, Muzinich, Harding Loevner Martingale and Baillie Gifford together, the “Sub-Advisers”). At both the meeting of the Board held on July 18, 2018 and the meeting of the Board held on April 25, 2018, the Board had requested and received substantial information regarding the Adviser, each of the Sub-Advisers, and the Agreements, as well as related matters pertaining to the fee rates charged and services provided by affiliated service providers. The Directors reviewed detailed due diligence questionnaires from BIM and each of the Sub-Advisers, as well as substantial information concerning, among other things, each Fund’s performance, comparative fee and expense information as well as information regarding BIM and each of the Sub-Advisers relating to their respective organizations, compliance and regulatory processes and programs and financial conditions. The Directors also discussed and considered economies of scale and how the Adviser shared those economies with the Funds’ shareholders. The Board received and discussed information concerning BIM’s and each Sub-Adviser’s performance, the use of affiliated brokers to execute transactions, the use of soft dollars, best execution, portfolio manager compensation, and whether there are any other direct or indirect benefits received by the Adviser or the Sub-Advisers in managing the Funds. In addition, the Adviser supplied the Directors with additional information concerning its estimated profitability from managing the Funds. Moreover, the Board had received and considered materials and presentations throughout the course of the year relating to the investment management, performance and operation of the Funds.

The Board considered information about BIM and the Sub-Advisers, the performance of the Funds and certain additional factors described above and below that it deemed relevant. The following summary details the materials and factors that the Board considered, among others, and the conclusions they reached, in approving the continuance of the Agreements.

(1) The nature, extent and quality of services provided by the Adviser and Sub-Advisers.

The Board considered the scope and quality of services provided by the Adviser and Sub-Advisers, particularly the qualifications, capabilities and experience of the investment, operational, compliance, legal and other personnel who are responsible for providing services to the Funds. The Board also considered the fact that the Adviser and Sub-Advisers pay the costs of all investment and management facilities necessary for the efficient conduct of their respective services. The Board further considered the role and efforts of the Adviser in providing oversight of the various Sub-Advisers for the Funds, including in overseeing the service of, and in monitoring the performance of, each Sub-Adviser, as well as determining the appropriate allocation of assets to Sub-Advisers. The Board also considered the Adviser’s role in making recommendations to the Board regarding retaining or replacing Sub-Advisers where appropriate and in conducting the necessary searches and due diligence of prospective new sub-advisers. In this regard, the Board noted the information that it had received regarding the Adviser’s on-going due diligence with respect to each Sub-Adviser, including the Adviser’s review of, among other things, each Sub-Adviser’s investment process, compliance program and performance. The Board also took into account the various reports it received throughout the year regarding the activities and operation of various oversight and operations groups within BIM and its affiliates, such as External Managers Solutions Group, Internal Audit, Derivatives, Cybersecurity and Business Continuity, and

158

Old Westbury Funds, Inc.
Renewal of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited) - (Continued)

Investment Risk Management. The Board also considered the role of the Pricing Committee in the valuation of the Funds’ portfolio instruments, including its role in determining fair values for securities pursuant to the Corporation’s Valuation Policies, as well as its role in selecting and monitoring pricing service providers and, foreign fair value service providers.

In addition, the Board considered that the Adviser manages the overall investment program of the Funds and that the Adviser keeps the Board informed of important developments affecting the Funds, both in connection with the Board’s annual review of the Advisory and Sub-Advisory Agreements and at each Board meeting. The Board also noted that it received in-person reports from each Sub-Adviser on a rotating schedule. The Board evaluated these factors based on its direct experience with the Adviser, and in consultation with Counsel to the Corporation and Counsel to the Independent Directors, as well as Counsel to the Independent Directors alone. The Board also considered the Adviser’s effectiveness in ensuring that the Funds are in compliance with their respective investment policies and restrictions and the requirements of the 1940 Act and related securities regulations. The Board further noted the Adviser’s and its affiliates’ efforts to oversee the Funds’ other service providers, including those providing administrative, accounting and custodial services.

Based on these factors, as well as other factors discussed herein, the Board concluded that the nature, quality and extent of services provided by the Adviser and Sub-Advisers have been and continue to be satisfactory.

(2) The performance of the Funds and the Adviser and Sub-Advisers.

The Board’s analysis of the Funds’ performance included the discussion and review of the performance data of each of the Funds against securities benchmarks as well as against a competitive group of similar funds, based on, in part, information provided by an independent, third-party mutual fund data provider. The Board considered that for some Funds, like the Strategic Opportunities Fund, the investment strategy employed by the Fund was distinct from any securities benchmark and was different than that employed by other funds, making performance comparisons against benchmarks and industry peers less meaningful. The Board reviewed comparative performance over long-, intermediate- and short-term periods. In reviewing performance, the Board placed greater emphasis on longer-term performance than on shorter-term performance, taking into account that over short periods of time underperformance may be transitory. The Board also considered the performance of the Funds in the context of whether the Funds were meeting the expectations of the clients invested in the Funds. In this regard, the Board considered that the Fixed Income Fund and the Municipal Bond Fund were designed as conservative investment products and that clients were most interested in capital preservation when investing in those particular Funds. As a result, the Board determined that the Fixed Income Fund and Municipal Bond Fund appeared to be meeting their investment objectives even though both Funds may have underperformed their competitive peer groups during certain periods.

The Board considered the performance of the Adviser and each of the Sub-Advisers both against comparative benchmarks as well as against similarly managed accounts, if applicable, managed by the Adviser and Sub-Advisers. When reviewing performance against similarly managed accounts, the Board considered, among other things, differences in the nature of such accounts from a regulatory and tax perspective and differences in the investment mandate from that of the Funds. In evaluating the Funds’ performance, the Board also considered the principal role of the Funds as part of the asset allocation strategy for client accounts maintained by Bessemer and its affiliates.

(3) The cost of the advisory and sub-advisory services and the profits to the Adviser and its affiliates from the relationship with the Funds.

In connection with the Board’s consideration of the level of the advisory and sub-advisory fees, the Board considered a number of factors. The Board’s analysis of each Fund’s advisory fees and expenses included a discussion and review of data concerning the current fee and expense ratios of each Fund compared to a peer group of similar funds and noted that each Fund’s advisory fee and expenses were generally in line with those of their representative group. The Board also noted the applicable advisory fee breakpoints as well as the Adviser’s contractual commitment to waive advisory fees for certain of the Funds. Additionally, the Board considered the Adviser’s profitability. With respect to the Sub-Advisory Agreements with the Sub-Advisers, the Board noted that the Sub-Advisers’ fees were paid entirely by the Adviser so that no additional expenses would be borne by shareholders for the engagement of the Sub-Advisers. The Board noted that Sub-Advisory fee levels were arrived at pursuant to an arms-length negotiation between the Adviser and each Sub-Adviser. The Board also considered fee data from the Sub-Advisers with respect to similarly managed accounts and considered the relevance of differences in the services provided to separate accounts as they relate to differences in the fees charged in connection with the Funds. The Board also took into account the significant costs and risks assumed by BIM in connection with launching and maintaining the Funds, including entrepreneurial risks.

159

Old Westbury Funds, Inc.
Renewal of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited) - (Continued)

Based on this analysis as well as other factors described herein, including the fact that the Funds are intended principally to satisfy asset allocation requirements of client accounts maintained by Bessemer and its affiliates, the Board concluded that the advisory fee schedule for each Fund was fair and reasonable in light of the quality of services provided by the Adviser and Sub-Advisers.

(4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

The Board considered the information provided by the Adviser relating to economies of scale. In this regard, the Board noted the current advisory fee breakpoint levels at $500 million and $1 billion with respect to All Cap Core Fund, All Cap ESG Fund, Fixed Income Fund and Municipal Bond Fund, and at $1.25 billion and $2.5 billion for the Strategic Opportunities Fund and Large Cap Strategies Fund. The Board also considered the experience of the Adviser in managing the Funds, as well as the Adviser’s profitability analysis. The Board also noted other areas where each Fund may share in economies of scale, including through potential lower fees charged by third-party service providers based on the combined size of the Funds.

(5) Ancillary benefits and other factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser, the Sub-Advisers and their affiliates from the management of the Funds (such as soft-dollar credits), including the ability to market their advisory services for similar products in the future. In addition, the Board discussed the compensation payable by the Funds to affiliates of the Adviser for other services including administrative services, shareholder servicing and custody. The Board considered comparative information relating to the fees charged for these services and reviewed reports from the Adviser and its affiliates regarding their capabilities and experience in providing these services. The Board also discussed the use of the Funds as asset allocation investment vehicles for clients of Bessemer and its affiliates, with the resulting expectation that the asset sizes of the Funds would grow as Bessemer’s client base grows. The Board concluded that advisory and sub-advisory fees were reasonable in light of these fall-out benefits.

Conclusion:

The Board, including all of the Independent Directors, concluded that the fees payable under the Advisory Agreement and Sub-Advisory Agreements were fair and reasonable with respect to the services that BIM and each Sub-Adviser provide, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Independent Directors were also assisted by the advice of Counsel to the Independent Directors, as well as Counsel to the Corporation, in making this determination.

160

Old Westbury Funds, Inc.
Approval of New Sub-Advisory Agreement with Acadian Asset Management LLC
(Unaudited)

At a meeting held on July 18, 2018, the Board of Directors, including the Independent Directors, unanimously approved a new Sub-Advisory Agreement among BIM, Acadian Asset Management LLC (“Acadian”), and the Corporation on behalf of the Old Westbury Small & Mid Cap Strategies Fund (the “Fund”) (the “Sub-Advisory Agreement”). The Board noted that the fees payable to Acadian under the Sub-Advisory Agreement would be paid by the Adviser from the advisory fees that it receives from the Fund.

In approving the Sub-Advisory Agreement with Acadian, the Board considered the overall fairness of the Sub-Advisory Agreement and whether the agreement was in the best interest of the Fund. The Board noted that it had received and reviewed substantial information regarding Acadian, and the services to be provided by Acadian to the Fund under the Sub-Advisory Agreement. This information, which included a detailed due diligence questionnaire from Acadian, as well as information concerning its organization, compliance program and financial condition, formed, in part, the primary (but not exclusive) basis for the Board’s determinations. The Board also noted that the Independent Directors had met in executive session with their Counsel and Counsel to the Corporation, as well as with BIM to discuss BIM’s recommendation regarding Acadian’s appointment. During the executive session, the Independent Directors reviewed their legal responsibilities in approving the Sub-Advisory Agreement and discussed materials and other information provided to them. The Board concluded that they had received adequate information to make a reasonable determination with respect to the approval of the Sub-Advisory Agreement.

The Board’s conclusions are based on the comprehensive consideration of all information presented to it and are not the result of any single controlling factor.

The following summary details the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the proposed Sub-Advisory Agreement.

(1) The nature, extent and quality of services to be provided by Acadian.

The Board considered the scope and quality of services to be provided by Acadian, including the fact that Acadian pays the costs of all investment and management facilities necessary for the efficient conduct of its services. The Board also considered, among other things, the qualifications and experience of the individual portfolio managers responsible for managing Acadian’s portion of the Fund, as well as the compliance, operational and trading capabilities of Acadian.

Based on these considerations, as well as those discussed below, the Board concluded that the nature, extent and quality of services to be provided by Acadian were satisfactory.

(2) The performance of Acadian.

The Board considered the performance data provided by Acadian with respect to other accounts and determined that Acadian had demonstrated an ability to appropriately manage assets in the style expected to be used by Acadian in connection with the Fund.

(3) The cost of the advisory services and comparative fee rates.

As previously discussed, the Board noted that Acadian’s fee would be paid entirely by BIM. The Directors reviewed the level of the proposed fee against benchmarks and peer comparisons. Based on these considerations, as well as other factors described herein, the Board, including all of the Independent Directors, concluded that Acadian’s sub-advisory fee was fair and reasonable in light of the quality of services to be provided by Acadian.

(4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

The Board discussed whether any economies of scale would be realized with respect to the management of the Fund and whether the Fund would benefit from any such economies of scale. The Board noted in this regard that BIM would bear Acadian’s sub-advisory fee and that the sub-advisory fee included breakpoints. The Directors undertook to continue to monitor the appropriateness of the sub-advisory fee, taking into account the potential impact of economies of scale, as the mandate grew.

(5) Ancillary benefits and other factors.

In addition to the above factors, the Board also discussed whether there were other benefits received by BIM, Acadian, or their affiliates, from Acadian’s relationship with the Fund, including potential but minimal increase in profitability to the Adviser

161

Old Westbury Funds, Inc.
Approval of New Sub-Advisory Agreement with Acadian Asset Management LLC
(Unaudited) - (Continued)

resulting from the Acadian sub-advisory fee schedule. The Board concluded that any such fall-out benefits resulting from the proposed engagement of Acadian were such that it did not affect the Board’s conclusion that the proposed sub-advisory fee was reasonable.

Conclusion:

The Board, including all of the Independent Directors, concluded that the fee to be paid to Acadian under the sub-advisory agreement was fair and reasonable with respect to the services that Acadian would provide, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Independent Directors were also assisted by the advice of Counsel to the Independent Directors, as well as Counsel to the Corporation, in making this determination.

162

Old Westbury Funds, Inc.
Approval of Amendment of Advisory Agreement
(Unaudited)

At a meeting held on October 23, 2018, the Board of Directors (the “Board” or the “Directors”) of Old Westbury Funds, Inc. (the “Corporation”), including the Directors who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) of any party to the amendment defined below (“Independent Directors”), unanimously approved an amendment to the investment advisory agreement (the “Amendment”) between Bessemer Investment Management LLC (“BIM” or the “Adviser”) and the Corporation in connection with the proposed creation of two new funds, of the Old Westbury California Municipal Bond Fund (“California Municipal Bond Fund”) and Old Westbury New York Municipal Bond Fund (“New York Municipal Bond Fund”) (each, a “New Fund” and collectively, the “New Funds”). At the meetings of the Board held on July 18, 2018 and October 23, 2018, the Board had requested and received substantial information regarding the Adviser, the New Funds and the Amendment, as well as related matters pertaining to the fee rates proposed to be charged to the New Funds and services provided by affiliated service providers. The Directors reviewed and discussed the detailed information provided, including the quality of the services to be provided to the New Funds by BIM, the level of proposed advisory fees, the anticipated profitability of the New Funds to BIM, comparative fee and expense information as well as the financial condition of BIM. The Board also took into account the detailed information they had previously received concerning the Adviser in connection with its annual review of the investment advisory agreement for the existing funds in the Corporation. In addition, the Board discussed the proposed breakpoint levels to the advisory fee. In determining whether to approve the Amendment, the Board considered information about BIM, its expertise and ability to manage an investment strategy similar to that of the New Funds and certain additional factors described below that the Board deemed relevant.

The Board’s determinations were made on the basis of each Director’s business judgment after consideration of all of the information requested and presented. In reviewing the materials presented, the Board did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the Amendment. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary details the materials and factors that the Board considered, and the conclusions the Board reached, in approving the Amendment.

(1) The nature, extent and quality of services provided by the Adviser.

The Board considered the nature, extent and quality of services to be provided to the New Funds under the Amendment. The Board took into account the detailed information that had reviewed earlier in the year regarding these matters in connection with its annual review of the investment advisory agreement for the existing funds in the Corporation. The Board considered the experience and skills of the investment personnel, the resources made available to such personnel and the organizational depth of the Adviser. The Directors noted that, in addition to managing the overall investment program of the New Funds, the Adviser will provide direct portfolio management. The Directors also considered that the Adviser and its affiliates will provide, at their expense, personnel responsible for supervising the provision of compliance, administrative services, accounting and related services, including valuation of the New Funds’ portfolios of investments, yield calculations, reports and filings with regulatory authorities and services related to such functions. The Directors evaluated these factors based on their direct experience with the Adviser, and in consultation with Counsel to the Corporation and Counsel to the Independent Directors. In addition, the Board focused on the Adviser’s long-standing relationship with the Corporation. The Board also discussed the Adviser’s effectiveness in ensuring that the Corporation’s portfolios are in compliance with their investment policies and restrictions and the requirements of the 1940 Act and related securities regulations. The Board further discussed the benefits of engaging the Adviser to extend such compliance services to the New Funds. Based on these factors, as well as those discussed below, the Directors concluded that the nature, quality and extent of services to be provided by the Adviser are satisfactory.

(2) The performance of the New Funds and the Adviser.

The Board noted that since the New Funds have not commenced operations, there was no performance information for it to consider at this time but that the Board would monitor the New Funds’ performance going forward. The Board considered the Adviser’s expertise and ability to manage an investment strategy similar to that of the New Funds.

(3) The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the New Funds.

The Board considered each New Fund’s proposed advisory fees, operating expenses and estimated total expense ratio, and compared them to fees and expenses of the peer group presented. The Board considered that each New Fund’s proposed advisory fee was equal to or less than the median for its peer group. The Board also considered that the Adviser provided not only supervisory services, but also direct investment management over the New Funds’ assets and a tax management overlay. The Board also considered that each New Fund’s total anticipated expenses were below the peer group median. The Board also noted the advisory fee breakpoints as well as the Adviser’s contractual commitment to waive its advisory fee to the extent

163

Old Westbury Funds, Inc.
Approval of Amendment of Advisory Agreement
(Unaudited) - (Continued)

necessary to ensure that the net annual fund operating expense ratio (excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short, and acquired fund fees and expenses) do not exceed 0.57%. Additionally, the Board considered the Adviser’s anticipated profitability from its relationship to the New Funds.

Based on this analysis as well as other factors, including the fact that the New Funds are intended principally to satisfy asset allocation requirements of client accounts of Bessemer and its affiliates, the Board, including all of the Independent Directors, concluded that the advisory fee schedules for the New Funds were fair and reasonable in light of the quality of services provided by the Adviser.

(4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

The Board considered whether economies of scale are being appropriately shared with the New Funds’ shareholders. In this regard, the Directors noted the advisory fee breakpoint levels with respect to each New Fund. As the New Funds were not yet in existence, the Directors concluded that it was not possible to determine whether economies of scale were currently in existence. The Directors determined to continue to monitor this in the future.

(5) Ancillary benefits and other factors.

In addition to the above factors, the Directors also discussed other benefits received by the Adviser from the management of the New Funds (such as soft-dollar credits). In addition, the Board discussed the compensation to be paid by the New Funds to affiliates of the Adviser for other services including administrative services, shareholder servicing and custody. The Board considered comparative information relating to the fees charged for these services and reviewed reports from the Adviser and its affiliates regarding their capabilities and experience in providing these services. The Board also discussed the use of the New Funds as asset allocation investment vehicles for clients of Bessemer and its affiliated banks and trust companies, with the resulting expectation that the asset size of each New Fund would grow as Bessemer’s client base grows. The Board concluded that proposed advisory fees were reasonable in light of these fall-out benefits and other factors.

Conclusion:

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Amendment for the New Funds were fair and reasonable and that the Amendment is in the best interests of each New Fund. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Independent Directors were also assisted by the advice of Independent Counsel in making this determination.

164

Old Westbury Funds, Inc.
Results of Special Meeting of Shareholders of Old Westbury Funds, Inc. (Unaudited)

A Special Meeting of Shareholders of Old Westbury Funds, Inc. (the “Corporation”) was held on June 11, 2018 (the “Meeting”). The following proposal was submitted for a vote of the Funds’ shareholders at the Meeting:

1. To approve a proposal to elect five Directors to the Board of Directors of the Corporation, each to hold office for an indefinite term.

With respect to the proposal, the following votes were received:

Shares outstanding as of the record date of the Meeting:	2,675,459,756.827

Shares represented at the Meeting in person or by proxy:	2,647,569,240.669

Shares voted in favor:

Alexander Ellis, III	2,647,288,449.284
Patricia L. Francy	2,647,288,449.284
J. David Officer	2,647,288,449.284
R. Keith Walton	2,647,566,443.803
George Wilcox	2,647,569,240.669

Shares voted against:	0

Shares abstaining:

Alexander Ellis, III	280,791.385
Patricia L. Francy	280,791.385
J. David Officer	280,791.385
R. Keith Walton	2,796.866
George Wilcox	0.000

Based on the votes received, the proposal was approved by shareholders of the Corporation.

165

Investment Adviser:

Bessemer Investment Management LLC
630 Fifth Avenue
New York, NY 10111
(212) 708-9100

Distributor:

Foreside Funds Distributors LLC
400 Berwyn Park
899 Cassatt Road
Berwyn, PA 19312

Custodians:

Bessemer Trust Company
100 Woodbridge Center Drive
Woodbridge, NJ 07095

Citibank, N.A.
388 Greenwich Street
New York, NY 10013

Administrator:

BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406

Transfer Agent:

BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406

Independent Registered Public Accounting Firm:

Ernst & Young LLP
5 Times Square
New York, NY 10036

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Bessemer Investment Management LLC and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report.

Cusip 680414307

Cusip 680414604

Cusip 680414109

Cusip 680414406

Cusip 680414505

Cusip 680414802

Cusip 680414885

(OWF_A21-AR2018)

(12/18)

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

The Code of Ethics for Principal Executive and Principal Financial Officers is attached as an Exhibit under Item 13(a)(1).

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has three audit committee financial experts serving on its audit committee and those persons (Patricia L. Francy and J. David Officer and R. Keith Walton) are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $718,150 in 2018 and $685,000 in 2017.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $7,200 in 2018 and $7,400 in 2017. Fees for both 2018 and 2017 relate to the review of financial statement data incorporated in the Funds periodic N-1A filings.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $324,405 in 2018 and $192,948 in 2017. Fees for both 2018 and 2017 relate to the review of federal income and excise tax returns, review of capital gains distribution calculations and certain global tax compliance services.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $53,500 in 2018 and $54,000 in 2017. Fees for both 2018 and 2017 relate to the review of holdings for the Funds affiliated custodian under Rule 17f-2 and regulatory reporting for OWF Strategic Opportunities Fund Ltd.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Before an auditor is engaged by the Funds to render audit services, the Audit Committee reviews and approves the engagement, including all related fees. The Audit Committee also reviews and approves in advance, unless excepted under Rule 2-01(c)(7) of Regulation S-X, any proposal that the Funds employ their auditor to render “permissible non-audit services” to the Funds, including all related fees. In addition, the Audit Committee reviews and approves in advance, unless excepted under Rule 2-01(c)(7) of Regulation S-X, any proposal that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds, employ the Funds’ Auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Audit Committee considers whether the provision of such services does not impact the Auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) 100%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $377,905 in 2018 and $1,477,912 in 2017.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of reporting period for the Old Westbury Small & Mid Cap Strategies Fund is listed below. The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Old Westbury All Cap Core Fund, Old Westbury Large Cap Strategies Fund, Old Westbury All Cap ESG Fund, Old Westbury Strategic Opportunities Fund, Old Westbury Fixed Income Fund and Old Westbury Municipal Bond Fund are included as part of the report to shareholders filed under Item 1 of this form.

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments	October 31, 2018

Shares		Value
COMMON STOCKS — 92.3%
ARGENTINA — 0.1%
20,874	MercadoLibre, Inc.	$6,773,613
AUSTRALIA — 2.0%
466,114	Accent Group Ltd.	410,948
138,984	Adairs Ltd.	172,238
99,433	Adelaide Brighton Ltd.	399,244
69,555	AED Oil Ltd.(a)	0
34,185	Ainsworth Game Technology Ltd.	24,692
195,902	ALS Ltd.	1,132,021
290,007	Altium Ltd.	4,491,409
475,084	Alumina Ltd.	857,898
42,221	AMA Group Ltd.	27,208
443,293	Ansell Ltd.	7,276,619
14,818	AP Eagers Ltd.	77,126
15,163	APN Outdoor Group Ltd.(a)	68,721
12,281	Apollo Tourism & Leisure Ltd.	12,262
6,868	Appen Ltd.	51,748
4,250	Arb Corp Ltd.	52,097
11,923	Arq Group Ltd.	18,491
176,780	Artemis Resources Ltd.(b)	16,900
981,741	Asaleo Care Ltd.	486,654
29,947	Atlas Arteria Ltd.	144,844
9,691	AUB Group Ltd.	92,440
661,679	Aurelia Metals Ltd.(b)	344,398
56,014	Aurizon Holdings Ltd.	166,599
148,070	Ausdrill Ltd.	179,828
173,833	Ausnet Services	210,501
39,283	Austal Ltd.	49,795
188,262	Australian Agricultural Co. Ltd.(b)	175,979
15,312	Australian Finance Group Ltd.	15,180
1,347,220	Australian Pharmaceutical Industries Ltd.	1,459,672
92,883	Australis Oil & Gas Ltd.(b)	25,981
54,981	Automotive Holdings Group Ltd.	70,277
11,587	Aveo Group	15,139
9,634	Baby Bunting Group Ltd.	15,009
94,330	Bank of Queensland Ltd.	644,618
240,444	Base Resources Ltd.(b)	41,716
1,481,506	Beach Energy Ltd.	1,846,466
14,705	Bega Cheese Ltd.	62,168
5,237	Bellamy’s Australia Ltd.(b)	26,813
162,898	Bendigo & Adelaide Bank Ltd.	1,180,094
2,067	Blackmores Ltd.	177,655
231,682	BlueScope Steel Ltd.	2,357,623
339,952	Boral Ltd.	1,350,535
418,659	Bravura Solutions Ltd.	1,239,259
15,029	Breville Group Ltd.	130,800
92,418	Brickworks Ltd.	1,102,762
24,428	Cabcharge Australia Ltd.	35,635
47,589	Caltex Australia Ltd.	952,366
87,814	Capitol Health Ltd.	17,101
18,621	Cardno Ltd.(b)	13,384
Shares		Value
AUSTRALIA (continued)
16,047	carsales.com Ltd.	$138,637
96,536	Cash Converters International Ltd.(b)	18,116
6,393	Cedar Woods Properties Ltd.	23,994
187,629	Challenger Ltd.	1,363,241
13,280	Citadel Group Ltd. (The)	79,936
750,719	Cleanaway Waste Management Ltd.	956,919
13,258	Clinuvel Pharmaceuticals Ltd.	150,218
75,240	Coca-Cola Amatil Ltd.	528,017
36,451	Codan Ltd.	77,438
24,170	Collins Foods Ltd.	109,713
193,135	Cooper Energy Ltd.(b)	63,597
7,109	Corporate Travel Management Ltd.	100,936
21,733	Costa Group Holdings Ltd.	93,880
8,836	Credit Corp. Group Ltd.	119,200
622,142	CSR Ltd.	1,555,212
24,019	Decmil Group Ltd.(b)	13,012
71,539	Domain Holdings Australia Ltd.	125,638
15,520	Domino’s Pizza Enterprises Ltd.	593,596
52,650	Doray Minerals Ltd.(b)	13,236
333,327	Downer EDI Ltd.	1,633,435
220,138	DuluxGroup Ltd.	1,153,592
239,725	Elders Ltd.	1,237,560
355,980	Emeco Holdings Ltd.(b)	71,845
1,875	Eqt Holdings Ltd.	29,769
53,292	ERM Power Ltd.	61,703
263,677	Estia Health Ltd.	380,915
46,389	Event Hospitality and Entertainment Ltd.	440,852
1,379,133	Evolution Mining Ltd.	2,910,367
715,392	Fairfax Media Ltd.	324,227
7,724	Fleetwood Corp. Ltd.	12,143
55,222	Flight Centre Travel Group Ltd.	1,814,494
11,536	G.U.D. Holdings Ltd.	100,808
11,476	Galaxy Resources Ltd.(b)	17,798
10,000	GBST Holdings Ltd.	12,074
128,313	GDI Property Group, REIT	117,216
56,916	Genworth Mortgage Insurance Australia Ltd.	90,686
24,650	Global Construction Services Ltd.	11,172
56,835	GrainCorp Ltd. - Class A	331,641
162,913	Grange Resources Ltd.	25,381
19,918	Greencross Ltd.	63,895
44,143	GWA Group Ltd.	85,965
30,383	Hansen Technologies Ltd.	74,444
164,992	Harvey Norman Holdings Ltd.	372,717
190,054	Healthscope Ltd.	283,978
3,976	Helloworld Travel Ltd.	15,486
172,755	Horizon Oil Ltd.(b)	17,739
39,994	HT&E, Ltd.	54,803
3,631	Huon Aquaculture Group Ltd.	11,674
270,807	IDP Education Ltd.	1,766,220
1,194,263	Iluka Resources Ltd.	6,816,483

1

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
AUSTRALIA (continued)
195,504	Imdex Ltd.(b)	$159,213
13,857	IMF Bentham Ltd.	28,948
2,186,486	Incitec Pivot Ltd.	6,038,605
128,403	Independence Group NL	367,352
275,867	Infomedia Ltd.	217,821
14,303	Inghams Group Ltd.	39,502
25,307	Invocare Ltd.	217,384
61,813	IOOF Holdings Ltd.	298,093
22,132	Iress Ltd.	170,050
6,284	IVE Group Ltd.	9,078
24,489	JB Hi-Fi Ltd.	398,863
37,288	Jumbo Interactive Ltd.	188,535
770,905	Jupiter Mines Ltd.	171,964
71,973	Kogan.com Ltd.	144,239
46,482	Link Administration Holdings Ltd.	246,872
58,598	Lovisa Holdings Ltd.	318,276
28,683	MACA Ltd.	24,476
635,918	Macmahon Holdings Ltd.(b)	105,826
16,274	Magellan Financial Group Ltd.	307,011
23,600	Mastermyne Group Ltd.(b)	21,392
475,311	Mayne Pharma Group Ltd.(b)	376,983
18,709	McMillan Shakespeare Ltd.	218,605
9,895	McPherson’s Ltd.	9,740
328,472	Medibank Private Ltd.	648,975
23,664	Mesoblast Ltd.(b)	33,348
79,729	Metals X Ltd.(b)	26,254
237,691	Metcash Ltd.	462,882
15,848	Michael Hill International Ltd.	7,407
65,626	Millennium Minerals Ltd.(b)	9,527
53,989	Mineral Resources Ltd.	544,811
54,890	MMA Offshore Ltd.(b)	9,329
778,000	MMG Ltd.(b)	291,677
5,761	Mnf Group Ltd.	16,808
34,246	Monadelphous Group Ltd.	348,976
14,867	Monash Ivf Group Ltd.	9,528
21,011	Money3 Corp. Ltd.	24,253
34,487	Mortgage Choice Ltd.	29,428
116,173	Mount Gibson Iron Ltd.	44,425
75,800	MYOB Group Ltd.	180,894
1,050	MyState Ltd.	3,420
410,380	Navigator Global Investments Ltd.	1,299,030
24,976	Navitas Ltd.	89,672
503,511	New Hope Corp. Ltd.	1,180,218
130,310	NIB Holdings Ltd.	511,226
26,567	Nine Entertainment Co. Holdings, Ltd.	31,795
920,523	Northern Star Resources Ltd.	5,723,405
66,141	NRW Holdings, Ltd.	86,416
47,220	Nufarm Ltd.	190,601
170,332	OceanaGold Corp.	490,378
40,257	OFX Group Ltd.	61,007
34,103	oOh!media Ltd.	114,230
92,294	Orica Ltd.	1,121,543
3,559	Orocobre Ltd.(b)	8,393
Shares		Value
AUSTRALIA (continued)
3,519,614	Orora Ltd.	$8,374,514
469,797	OZ Minerals Ltd.	3,004,162
4,059	Pacific Current Group Ltd.	17,677
24,322	Pacific Energy Ltd.	9,387
23,618	Pact Group Holdings Ltd.	58,371
1,522	Panoramic Resources Ltd.(b)	447
29,070	Paragon Care Ltd.	14,204
13,359	Peet Ltd.	10,454
17,980	Pendal Group Ltd.	103,516
6,567	Perpetual Ltd.	161,137
190,508	Perseus Mining Ltd.(b)	48,567
99,936	Pinnacle Investment Management Group Ltd.	389,233
23,749	Pioneer Credit Ltd.	51,463
48,159	Platinum Asset Mangement Ltd.	167,109
58,151	PMP Ltd.(b)	8,030
180,818	Praemium Ltd.(b)	98,596
11,475	Premier Investments Ltd.	133,429
33,015	Primary Health Care Ltd.	61,956
105,110	Pro Medicus Ltd.	678,835
21,730	QMS Media Ltd.	14,311
243,399	Qube Holdings Ltd.	422,289
111,348	Quintis Ltd.(a)(b)	5,425
110,936	Ramelius Resources Ltd.(b)	32,602
65,355	RCR Tomlinson Ltd.	41,884
46,697	Reece Ltd.	343,582
768,850	Regis Resources Ltd.	2,297,626
7,115	Reject Shop Ltd. (The)	11,135
273,867	Resolute Mining Ltd.	201,697
101,020	Ridley Corp. Ltd.	103,729
16,165	Ruralco Holdings Ltd.	33,083
599,812	Sandfire Resources NL	2,824,634
920,250	Saracen Mineral Holdings Ltd.(b)	1,596,604
6,519	SeaLink Travel Group Ltd.	19,481
230,868	Seek Ltd.	2,919,917
16,117	Select Harvests Ltd.	58,892
136,793	Senex Energy Ltd.(b)	39,232
16,377	Servcorp Ltd.	40,707
224,887	Service Stream Ltd.	253,213
21,331	Seven Group Holdings Ltd.	268,124
190,694	Seven West Media Ltd.(b)	105,331
10,138	Shaftesbury Plc, REIT	20,676
212,165	Sigma Healthcare Ltd.	78,127
156,515	Silver Lake Resources Ltd.(b)	57,081
4,642	Smartgroup Corp. Ltd.	32,774
176,822	Southern Cross Media Group Ltd.	142,747
112,599	Spark Infrastructure Group	183,395
49,543	SpeedCast International Ltd.	126,302
1,380,349	St Barbara Ltd.	4,066,376
237,816	Star Entertainment Group Ltd.	798,261
97,778	Steadfast Group Ltd.	205,647
857,716	Sundance Energy Australia Ltd.(b)	51,021
37,756	Sunland Group Ltd.	41,309

2

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
AUSTRALIA (continued)
147,340	Super Retail Group Ltd.	$753,326
7,345	Superloop Ltd.(b)	9,050
510,873	Tabcorp Holdings Ltd.	1,671,399
70,795	Tassal Group Ltd.	207,051
42,660	Technology One Ltd.	164,341
45,526	Thorn Group Ltd.	18,538
4,364	Tiger Resources Ltd.(a)(b)	16
109,463	TPG Telecom Ltd.	555,791
26,484	Villa World Ltd.	37,697
33,727	Village Roadshow Ltd.(b)	54,216
492,324	Virgin Australia Holdings Ltd.(b)	69,728
521,584	Virgin Australia Holdings Ltd. - CVR Shares(a)	0
12,200	Virtus Health Ltd.	43,456
26,944	Vita Group Ltd.	19,748
140,220	Vocus Group Ltd.(b)	340,588
99,475	Washington H. Soul Pattinson & Co. Ltd.	2,034,401
9,912	Webjet Ltd.	91,600
8,558	Webster Ltd.	9,697
1,271,844	Western Areas NL	2,026,477
43,208	Westgold Resources Ltd.(b)	33,658
539,739	Whitehaven Coal Ltd.	1,853,749
1,807	Wisetech Global Ltd.	20,538
45,947	Worleyparsons Ltd.	474,720
65,654	WPP AUNZ Ltd.	26,036
		121,209,337
AUSTRIA — 0.2%
5,812	Agrana Beteiligungs AG	115,860
14,870	ams AG	578,471
11,400	Andritz AG	590,860
1,658	AT&S Austria Technologie & Systemtechnik AG	39,718
17,053	Austria Technologie & Systemtechnik AG	404,649
49,723	CA Immobilien Anlagen AG	1,618,592
1,194	DO & CO AG	108,461
12,268	EVN AG	214,543
3,513	FACC AG	61,992
1,017	Flughafen Wien AG	39,510
924	Kapsch TrafficCom AG	32,967
1,397	Lenzing AG	126,822
2,210	Mayr Melnhof Karton AG	279,851
8,170	Oesterreichische Post AG	332,023
1,990	Palfinger AG	60,744
5,197	POLYTEC Holding AG	53,684
1,766	Porr Ag	47,806
49,153	Raiffeisen Bank International AG	1,341,716
6,198	Rhi Magnesita NV	310,290
516	Rosenbauer International AG	26,300
27,804	S IMMO AG	475,530
6,015	S&T AG	149,747
Shares		Value
AUSTRIA (continued)
2,128	Schoeller-Bleckmann Oilfield Equipment AG	$190,893
18,977	Strabag SE	667,394
30,184	Telekom Austria AG	224,271
962	UBM Development AG	41,296
45,835	UNIQA Insurance Group AG	428,297
21,803	Verbund AG	879,143
10,623	Vienna Insurance Group AG Wiener Versicherung Gruppe	282,754
54,990	Voestalpine AG	1,955,098
437	Warimpex Finanz- und Beteiligungs AG	582
100,097	Wienerberger AG	2,303,765
4,663	Zumtobel Group AG(b)	42,358
		14,025,987
BELGIUM — 0.5%
10,354	Ackermans & van Haaren NV	1,631,281
1,443	Aedifica SA REIT	120,783
113,113	Ageas	5,664,042
81,689	AGFA - Gevaert NV(b)	364,917
5,824	Akka Technologies SA	384,577
320	Ascencio REIT	17,832
785	Atenor	44,456
96	Banque Nationale de Belgique	280,533
1,888	Barco NV	215,126
1,791	Befimmo SA REIT	98,284
10,243	Bekaert SA	221,128
3,367	Biocartis NV(b)	45,687
8,558	Cie d’Entreprises CFE	908,250
1,352	Cie Immobiliere de Belgique SA	78,711
2,004	Cofinimmo SA REIT	239,920
67,228	Colruyt SA	3,907,781
40,458	Deceuninck NV	94,628
12,200	Deceuninck NV- VVPR Strip(a)	0
23,465	D’ieteren SA/NV	928,617
17,352	Econocom Group SA/NV	54,323
2,685	Elia System Operator SA NV	167,871
80,671	Euronav NV	751,531
13,559	Exmar NV(b)	91,224
6,903	Fagron NV	112,432
3,574	Financiere de Tubize SA	247,742
78,894	Galapagos NV(b)	8,104,844
101	Home Invest Belgium REIT	10,479
6,529	Intervest Offices & Warehouses NV REIT	169,716
894	Ion Beam Applications(b)	15,746
1,125	Jensen-Group NV	39,501
3,601	Kinepolis Group NV	193,532
47	Lotus Bakeries	121,374
4,096	Melexis NV	269,544
547	Montea SCA REIT	33,208
36,981	Orange Belgium SA	664,317
540	Picanol	48,563
56,962	Proximus SADP	1,454,873

3

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
BELGIUM (continued)
22,770	Recticel SA	$177,437
530	Resilux	77,439
748	Retail Estates NV REIT	59,729
8,142	Rezidor Hotel Group AB(b)	31,452
422	Roularta Media Group NV	7,289
4,023	Sioen Industries NV	97,740
3,058	Sipef NV	178,377
4,857	Telenet Group Holding NV	235,894
277	TER Beke SA	45,179
15,963	Tessenderlo Chemie NV(b)	562,300
87,197	ThromboGenics NV(b)	468,137
1,167	TINC Comm VA	16,258
1,138	Van de Velde NV	28,421
4,053	Warehouses De Pauw CVA REIT	526,083
95	Wereldhave Belgium NV REIT	9,211
		30,318,319
BERMUDA — 0.3%
51,591	Aspen Insurance Holdings Ltd.	2,160,631
61,676	Axis Capital Holdings Ltd.	3,440,904
26,400	Bank Of NT Butterfield & Son Ltd. (The)	1,063,656
87,972	Hiscox Ltd.	1,830,618
175,700	James River Group Holdings Ltd.	6,764,450
48,000	Peace Mark Holdings Ltd.(a)	0
		15,260,259
BRAZIL — 0.3%
6,700	Alliar Medicos A Frente SA(b)	21,496
10,045	Alpargatas SA - Preference Shares	41,351
1,700	Arezzo Industria e Comercio SA	21,543
15,474	Azul S.A. - Preference Shares(b)	126,071
30,178	B2W Cia Digital(b)	279,602
4,368	Banco ABC Brasil SA - Preference Shares	18,956
57,900	Banco do Estado do Rio Grande do Sul SA - Class B, Preference Shares	304,786
8,600	Brasilagro - Co Brasileira de Propriedades Agricolas	32,815
22,259	BRF - Brasil Foods SA(b)	130,510
115,221	CCR SA	336,545
6,000	Centrais Eletricas Brasileiras SA(b)	37,646
39,926	Cia Brasileira de Distribuicao - Preference Shares	835,104
14,800	Cia de Locacao das Americas	123,085
363,100	Cia Energetica de Minas Gerais - ADR	1,052,990
5,976	Cia Energetica de Minas Gerais - Preference Shares	17,744
5,400	Cia Energetica de Sao Paulo - Class B, Preference Shares	28,947
Shares		Value
BRAZIL (continued)
32	Cia Energetica do Ceara - Class A, Preference Shares	$400
16,200	Cia Ferro Ligas da Bahia-FERBASA - Preference Shares	82,056
104,700	Cia Siderurgica Nacional SA(b)	267,834
11,028	Construtora Tenda SA(b)	83,892
27,146	Cosan Logistica SA(b)	92,857
24,507	Cosan SA Industria e Comercio	211,057
8,700	CSU Cardsystem SA	17,346
9,600	CVC Brasil Operadora e Agencia de Viagens SA	145,799
6,300	Cyrela Brazil Realty SA Empreendimentos e Participacoes	24,597
11,600	Direcional Engenharia SA	22,287
96,095	Duratex SA	295,657
134,968	Embraer SA	753,630
139,785	Embraer SA - ADR	3,113,012
4,800	Energisa SA - Units	44,447
3,200	Eneva SA(b)	11,849
29,000	Estacio Participacoes SA	180,398
175,428	Fibria Celulose SA	3,373,271
4,900	Fleury SA	27,505
139,000	Gerdau SA	603,958
24,400	Gerdau SA	84,775
3,100	Guararapes Confeccoes SA	112,455
6,900	Hypera SA	54,825
39,072	Iochpe-Maxion SA	202,631
63,143	JBS SA	173,573
65,500	Klabin SA - Units	329,128
86,913	Kroton Educacional SA	266,239
8,400	Linx SA	56,880
44,122	Localiza Rent a Car SA	339,081
16,844	Lojas Americanas SA - Preference Shares	84,231
53,253	Lojas Renner SA	539,184
2,100	Magazine Luiza SA	95,032
15,700	Magnesita Refratarios SA(b)	236,671
4,000	Mahle-Metal Leve SA	23,302
66,100	Marcopolo SA - Preference Shares	69,448
10,684	Marfrig Global Foods SA(b)	18,402
11,800	Minerva SA(b)	17,376
12,300	MRV Engenharia e Participacoes SA	41,843
7,700	Natura Cosmeticos SA	66,893
21,055	Porto Seguro SA	307,607
38,900	Portobello SA	54,250
5,400	Raia Drogasil SA	91,313
70,700	Randon Participacoes SA - Preference Shares	150,462
19	Restoque Comercio e Confeccoes de Roupas SA	151
20,190	Rumo SA(b)	90,059
42,550	Santos Brasil Participacoes SA	40,589
28,283	Sao Martinho SA	146,298

4

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
BRAZIL (continued)
16,500	SLC Agricola SA	$250,726
200	Sonae Sierra Brasil SA	1,230
112,012	Sul America SA - Units	744,941
4,635	Totvs SA	31,261
32,900	Tupy SA	154,886
16,110	Unipar Carbocloro SA - Preference Shares	183,069
9,600	Usinas Siderurgicas de Minas Gerais SA	32,864
60,700	Usinas Siderurgicas de Minas Gerais SA - Class A, Preference Shares	167,021
40,900	Via Varejo SA - Units	183,426
		18,203,165
CAMBODIA — 0.0%
320,000	NagaCorp Ltd.	292,172
CANADA — 2.0%
7,150	Absolute Software Corp.	41,821
2,408	Acadian Timber Corp.	31,206
40,636	Advantage Oil & Gas Ltd.(b)	91,060
106,038	Aecon Group, Inc.	1,524,782
1,900	AG Growth International, Inc.	84,821
4,200	Agellan Commercial Real Estate Investment Trust, REIT	41,124
20,000	AGF Management Ltd. - Class B	81,887
1,910	AGT Food & Ingredients, Inc.	25,448
199,700	Aimia, Inc.(b)	599,199
17,500	Air Canada(b)	332,067
1,200	AirBoss of America Corp.	10,774
59,576	Alamos Gold, Inc. - Class A	238,042
5,300	Alaris Royalty Corp.	77,460
5,500	Alcanna, Inc.	39,272
2,681	Algoma Central Corp.	24,276
45,890	Algonquin Power & Utilities Corp.	458,046
56,002	AltaGas Ltd.	704,040
4,000	Altus Group Ltd.	87,538
13,000	Amerigo Resources Ltd.(b)	9,678
1,400	Andrew Peller Ltd.	15,909
51,745	ARC Resources Ltd.	481,897
139,800	Aritzia, Inc.(b)	2,056,991
4,540	Arrow Exploration Ltd.	0
7,300	Atco Ltd. - Class I	212,825
51,400	Athabasca Oil Corp.(b)	49,977
81,000	ATS Automation Tooling Systems, Inc.(b)	1,191,204
5,354	AutoCanada, Inc.	40,629
267,386	B2Gold Corp.(b)	660,112
3,500	Badger Daylighting Ltd.	70,721
92,208	Baytex Energy Corp.(b)	188,415
15,100	Birchcliff Energy Ltd.	47,602
21,600	Black Diamond Group Ltd.(b)	51,028
33,063	BlackBerry Ltd.(b)	305,151
10,400	BlackPearl Resources, Inc.(b)	9,480
Shares		Value
CANADA (continued)
4,800	Boardwalk Real Estate Investment Trust, REIT	$178,699
8,700	Bonterra Energy Corp.	97,875
8,200	Boralex, Inc. - Class A	105,891
12,700	Boyd Group Income Fund - Units	1,160,649
900	BRP, Inc.	36,206
46,167	CAE, Inc.	814,310
16,500	Calfrac Well Services Ltd.(b)	56,652
500	Calian Group Ltd.	9,841
51,600	Cameco Corp.	552,668
18,300	Canaccord Genuity Group, Inc.	95,917
35,750	Canacol Energy Ltd.(b)	100,207
600	Canada Goose Holdings, Inc.(b)	32,761
98,959	Canadian Apartment Properties REIT	3,518,759
30,300	Canadian Western Bank	704,764
35,843	Canfor Corp.(b)	514,863
19,757	Canfor Pulp Products, Inc.	330,471
8,000	CanWel Building Materials Group Ltd.	29,412
82,900	Capital Power Corp.	1,720,406
72,367	Capstone Mining Corp.(b)	26,936
4,862	Cardinal Energy Ltd.	14,367
85,952	Cascades, Inc.	668,577
31,157	Celestica, Inc.(b)	323,297
69,726	Centerra Gold, Inc.(b)	272,241
800	Cervus Equipment Corp.	7,104
18,544	CES Energy Solutions Corp.	49,161
2,700	Chesswood Group Ltd.	20,510
35,286	China Gold International Resources Corp. Ltd.(b)	48,247
7,128	Choice Properties Real Estate Investment Trust, REIT	64,650
21,300	CI Financial Corp.	315,022
55,677	Cineplex, Inc.	1,534,823
11,400	Cogeco Communications, Inc.	558,981
3,464	Cogeco, Inc.	162,616
9,700	Colliers International Group, Inc.	658,726
6,825	Computer Modelling Group Ltd.	40,853
49,000	Copper Mountain Mining Corp.(b)	35,360
1,912	Corby Spirit and Wine Ltd.	28,031
132,135	Crescent Point Energy Corp.	624,315
24,800	CRH Medical Corp.(b)	77,238
28,400	Crius Energy Trust - Units	136,127
10,500	Denison Mines Corp.(b)	6,620
57,600	Derwent London Plc, REIT	634,752
13,300	Descartes Systems Group, Inc. (The)(b)	406,946
38,300	Detour Gold Corp.(b)	282,497
6,161	Dorel Industries, Inc. - Class B	100,714
5,000	Dream Hard Asset Alternatives Trust - Units	24,232

5

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
CANADA (continued)
1,300	Dream Office Real Estate Investment Trust, REIT	$23,009
26,279	DREAM Unlimited Corp. - Class A(b)	144,725
20,475	Dundee Precious Metals, Inc.(b)	53,503
91,300	ECN Capital Corp.	242,043
664	E-L Financial Corp. Ltd.	409,663
54,572	Eldorado Gold Corp.(b)	36,479
91,300	Element Fleet Management Corp.	537,487
118,169	Empire Co. Ltd. - Class A	2,149,833
17,837	Enbridge Income Fund Holdings, Inc.	412,848
3,800	Endeavour Silver Corp.(b)	7,649
41,281	Enerflex Ltd.	497,962
55,431	Enerplus Corp.	515,804
22,583	Enghouse Systems Ltd.	1,249,875
15,417	Ensign Energy Services, Inc.	60,078
68,260	Entertainment One Ltd.	356,852
3,939	Equitable Group, Inc.	181,024
2,800	Evertz Technologies Ltd.	34,478
3,224	Exchange Income Corp.	74,009
8,800	Exco Technologies Ltd.	61,699
38	EXFO, Inc.(b)	106
10,800	Extendicare, Inc.	60,381
2,700	Fiera Capital Corp.	25,412
76,082	Finning International, Inc.	1,580,069
7,834	First Capital Realty Inc.	116,875
21,951	First Majestic Silver Corp.(b)	121,890
1,563	First National Financial Corp.	31,985
9,700	FirstService Corp. - Voting Shares	711,631
35,000	Fortuna Silver Mines, Inc.(b)	132,933
1,000	GDI Integrated Facility Services, Inc.(b)	13,331
23,321	Genworth MI Canada, Inc.	765,468
36,900	Gibson Energy, Inc.	584,144
3,400	Gluskin Sheff + Associates, Inc.	28,978
1,040	goeasy Ltd.	34,073
92,829	Gran Tierra Energy, Inc.(b)	284,174
10,752	Great Canadian Gaming Corp.(b)	346,299
8,500	H&R Real Estate Investment Trust, REIT	128,554
15,974	Heroux-Devtek, Inc.(b)	151,192
8,648	Home Capital Group, Inc.(b)	85,728
8,300	Horizon North Logistics, Inc.	16,330
24,729	HudBay Minerals, Inc.	97,116
9,899	Hudson’s Bay Co.	63,690
106,988	IAMGOLD Corp.(b)	367,341
1,000	Indigo Books & Music, Inc.(b)	10,483
120,500	Industrial Alliance Insurance and Financial Services, Inc.	4,259,995
3,600	Ingenia Communities Group, REIT	29,889
Shares		Value
CANADA (continued)
19,579	Innergex Renewable Energy, Inc.	$181,594
27,000	Interfor Corp.(b)	298,621
60,920	International Petroleum Corp.(b)	262,622
15,926	Intertape Polymer Group, Inc.	210,379
32,711	Intu Properties Plc, REIT	628,900
1,300	K-Bro Linen, Inc.	36,725
8,800	Kelt Exploration Ltd.(b)	40,643
20,366	Keyera Corp.	507,429
45,800	Killam Apartment Real Estate Investment Trust, REIT	562,563
221	Kinaxis, Inc.(b)	14,921
3,900	Kinder Morgan Canada Ltd.	47,015
1,953	Kingsway Financial Services, Inc.(b)	5,178
364,345	Kinross Gold Corp.(b)	946,530
36,601	Kirkland Lake Gold Ltd.	718,146
14,535	Laurentian Bank of Canada	458,866
8,626	Leon’s Furniture Ltd.	113,489
66,110	Linamar Corp.	2,737,404
70,300	Lucara Dianmond Corp.	116,415
231,924	Lundin Mining Corp.	953,100
7,130	Magellan Aerospace Corp.	102,906
500	Mainstreet Equity Corp.(b)	18,132
24,900	Major Drilling Group International, Inc.(b)	88,142
19,300	Maple Leaf Foods, Inc.	438,940
28,898	Martinrea International, Inc.	250,027
2,100	Mediagrif Interactive Technologies, Inc.	16,909
137,400	Medical Facilities Corp.	1,463,290
30,570	MEG Energy Corp.(b)	244,523
2,123	Melcor Developments Ltd.	22,577
15,003	Methanex Corp.	971,557
6,054	Mitel Networks Corp.(b)	66,498
200	Morguard Corp.	27,052
5,017	Morguard North American Residential Real Estate Investment Trust, REIT	61,929
16,202	Morneau Shepell, Inc.	335,744
2,186	MTY Food Group, Inc.	112,783
38,700	Mullen Group Ltd.	402,742
2,700	Neo Performance Materials, Inc.	36,507
14,700	Nevsun Resources Ltd.	65,323
7,829	Nfi Group, Inc.	264,109
148,902	Norbord, Inc.	3,797,060
10,846	North West Co., Inc. (The)	236,454
16,129	Northland Power, Inc.	248,101
89,600	NuVista Energy Ltd.(b)	360,728
17,787	Obsidian Energy Ltd.(b)	12,971
25,772	Open Text Corp.	869,997
8,600	Osisko Gold Royalties Ltd.	65,850
7,400	Painted Pony Energy Ltd.(b)	11,748
39,373	Pan American Silver Corp.	579,925

6

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
CANADA (continued)
9,732	Paramount Resources Ltd. - Class A(b)	$71,117
54,424	Parex Resources, Inc.(b)	792,516
112,788	Parkland Fuel Corp.	3,787,730
14,000	Pason Systems, Inc.	211,311
29,300	Pengrowth Energy Corp.(b)	20,254
168,714	Peyto Exploration & Development Corp.	1,376,420
36,600	Photon Control, Inc.(b)	48,376
3,100	Polaris Infrastructure, Inc.	25,173
19,565	Precision Drilling Corp.(b)	47,261
6,936	Premium Brands Holdings Corp.	466,439
3,002	Pretium Resources, Inc.(b)	24,081
6,820	Pulse Seismic, Inc.	11,708
127,800	Quarterhill, Inc.	159,210
83,800	Quebecor, Inc. - Class B	1,643,599
10,943	RB Energy, Inc.(a)	11
1,800	Recipe Unlimited Corp.	37,136
2,700	Resilient REIT Ltd., REIT	21,761
200	Richards Packaging Income Fund - Units	5,624
13,200	Richelieu Hardware Ltd.	253,281
800,000	Ritchie Bros Auctioneers, Inc.(a)	26,888,000
13,900	Ritchie Bros. Auctioneers, Inc.	467,539
3,100	Rocky Mountain Dealerships, Inc.	24,019
26,754	Rogers Sugar, Inc.	107,914
15,500	Russel Metals, Inc.	286,581
33,588	Sandstorm Gold Ltd.(b)	124,254
1,700	Savaria Corp.	21,927
27,414	Secure Energy Services, Inc.	178,672
118,801	SEMAFO, Inc.(b)	259,901
53,778	Seven Generations Energy Ltd. - Class A(b)	576,404
13,400	ShawCor Ltd.	243,072
6,082	Sienna Senior Living, Inc.	76,692
12,100	Sierra Wireless, Inc.(b)	218,112
2,091	Sleep Country Canada Holdings, Inc.	42,187
3,400	SmartCentres Real Estate Investment Trust REIT	77,688
1,900	Spin Master Corp.(b)	67,603
28,100	Sprott, Inc.	64,249
48,544	SSR Mining, Inc.(b)	475,687
39,894	SSR Mining, Inc.(b)	390,562
16,309	Stantec, Inc.	424,434
19,615	Stars Group, Inc. (The)(b)	407,960
7,060	Stella-Jones, Inc.	226,100
4,600	Storm Resources Ltd.(b)	8,351
19,026	SunOpta, Inc.(b)	145,103
20,300	Superior Plus Corp.	182,422
52,409	Surge Energy, Inc.	81,214
40,000	Tamarack Valley Energy Ltd.(b)	107,866
35,998	Teranga Gold Corp.(b)	98,715
91,372	TFI International, Inc.	3,040,759
Shares		Value
CANADA (continued)
2,400	Theratechnologies, Inc.(b)	$15,569
11,801	TMX Group Ltd.	742,151
44,000	TORC Oil & Gas Ltd.	180,820
5,105	Torex Gold Resources, Inc.(b)	46,495
40,745	Toromont Industries Ltd.	1,918,322
17,764	Total Energy Services, Inc.	128,597
119,122	Tourmaline Oil Corp.	1,737,356
65,568	TransAlta Corp.	346,156
3,900	Transalta Renewables, Inc.	32,143
30,590	Transcontinental, Inc. - Class A	503,540
4,500	TransGlobe Energy Corp.	10,528
55,852	Trican Well Service Ltd.(b)	76,367
22,600	Trinidad Drilling Ltd.(b)	28,498
10,500	Tucows, Inc. - Class A(b)	526,890
63,600	Turquoise Hill Resources Ltd.(b)	107,252
6,497	Uni-Select, Inc.	106,947
3,080	Valener, Inc.	45,997
13,800	Vermilion Energy, Inc.	365,952
3,202	Wajax Corp.	56,843
20,400	Wesdome Gold Mines Ltd.(b)	58,731
72,200	West Fraser Timber Co. Ltd.	3,627,413
148,038	Western Forest Products, Inc.	197,916
6,800	Westjet Airlines Ltd.	99,073
8,613	Westshore Terminals Investment Corp.	157,022
100,760	Whitecap Resources, Inc.	492,912
8,848	Winpak Ltd.	306,953
11,314	WSP Global, Inc.	564,819
294,566	Yamana Gold, Inc.	669,036
9,994	Yangarra Resources Ltd.(b)	28,545
7,914	Yellow Pages Ltd.(b)	47,853
6,007	ZCL Composites, Inc.	30,572
		121,752,190
CAYMAN ISLANDS — 0.0%
193,200	China Metal Recycling Holdings Ltd.(a)	0
3,500	Consolidated Water Co. Ltd.	43,049
168,234	EganaGoldpfeil Holdings Ltd.(a)	0
261,000	Qunxing Paper Holdings Co. Ltd.(a)	12,581
		55,630
CHILE — 0.0%
111,196	Aguas Andinas SA - Class A	57,836
64,693	Besalco SA	52,051
36,950	CAP SA	359,575
11,509	Cia Cervecerias Unidas SA	143,069
2,356,589	Cia Sud Americana de Vapores SA(b)	70,629
338	Clinica Las Condes SA(b)	18,211
42,301	Coca-Cola Embonor SA - Class B, Preference Shares	94,204
9,995	Embotelladora Andina SA - Class B	34,549

7

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
CHILE (continued)
7,477	Empresa Nacional de Telecomunicaciones SA	$54,328
14,305	Empresas AquaChile SA(b)	9,940
23,369	Engie Energia Chile SA	38,874
724,976	Enjoy SA(b)	59,946
152,426	Grupo Security SA	62,746
3,218	Hortifrut SA	9,338
189,310	Inversiones Aguas Metropolitanas SA	261,094
2,755	Inversiones La Construccion SA	41,471
22,326,397	Itau CorpBanca	206,903
273,781	Masisa SA	14,653
6,895	Parque Arauco SA	15,641
45,001	PAZ Corp. SA	66,531
94,933	Salfacorp SA	134,497
120,485	Sigdo Koppers SA	186,439
981,739	Sociedad Matriz SAAM SA	84,491
29,332	Socovesa SA	15,298
36,940	SONDA SA	52,623
29,577	Vina Concha y Toro SA	55,694
		2,200,631
CHINA — 1.9%
12,701	21Vianet Group, Inc. - ADR(b)	138,123
3,212	500.Com Ltd. - Class A - ADR(b)	23,544
2,280	51Job, Inc. - ADR(b)	140,015
7,783	58.Com Inc. - ADR(b)	510,487
35,000	AAC Technologies Holdings, Inc.	266,228
871,250	Agile Group Holdings Ltd.	993,245
7,188,000	Agricultural Bank of China Ltd. - H Shares	3,153,134
7,964,000	Aluminum Corp. of China Ltd. - H Shares(b)	2,884,201
22,000	Ampire Co. Ltd.	12,087
3,372,000	Angang Steel Co. Ltd. - H Shares	2,868,067
91,000	ANTA Sports Products Ltd.	373,657
410,000	Anton Oilfield Services Group(b)	58,034
210,000	Asia Cement China Holdings Corp.	180,223
122,000	AVIC International Holdings Ltd.	58,962
413,000	AviChina Industry & Technology Co. - H Shares	274,914
129,000	Baic Motor Corp. Ltd.	72,380
6,625,770	Bank of China Ltd. - H Shares	2,822,011
3,777,000	Bank of Communications Co. Ltd. - H Shares	2,832,046
80,000	Baoye Group Co. Ltd. - H Shares(b)	42,744
165,634	Baozun, Inc. - ADR(b)	6,593,890
306,000	Beijing Capital International Airport Co. Ltd. - H Shares	331,288
Shares		Value
CHINA (continued)
336,000	Beijing Capital Land Ltd. - H Shares	$113,543
176,000	Beijing North Star Co. Ltd. - H Shares	46,458
2,536	Bitauto Holdings, Ltd. - ADR(b)	48,438
343,000	BYD Electronic International Co. Ltd.	401,963
72,000	Cabbeen Fashion Ltd.	19,465
35,000	CAR, Inc.(b)	27,761
5,327	Cayman Engley Industrial Co. Ltd.	19,023
287,656	Central China Real Estate Ltd.	104,910
107,000	Chaowei Power Holdings Ltd.	45,982
2,684	Cheetah Mobile, Inc. - ADR(b)	25,579
70,000	China Animal Healthcare Ltd.(a)(b)	945
909,000	China Aoyuan Property Group Ltd.	530,891
226,000	China BlueChemical Ltd. - H Shares	77,236
1,049,000	China Cinda Asset Management Co. Ltd. - H Shares	256,834
126,000	China Coal Energy Co. Ltd. - H Shares	56,397
380,000	China Communications Services Corp. Ltd. - H Shares	307,220
33,000	China Conch Venture Holdings Ltd.	92,579
3,411,044	China Construction Bank Corp. - H Shares	2,705,538
1,834	China Distance Education Holdings Ltd. - ADR	13,260
252,000	China Eastern Airlines Corp. Ltd. - H Shares	139,144
400,000	China Electronics Optics Valley Union Holding Co. Ltd.	22,188
76,000	China Galaxy Securities Co. Ltd. - H Shares	38,184
124,000	China Greenland Broad Greenstate Group Co. Ltd.	9,804
483,000	China Harmony New Energy Auto Holding Ltd.	191,551
259,000	China Hongqiao Group Ltd.	173,394
472,000	China Huishan Dairy Holdings Co. Ltd.(a)(b)	90
79,500	China Huiyuan Juice Group Ltd.(a)(b)	7,679
86,400	China International Capital Corp. Ltd.	141,908
3,803,000	China Lesso Group Holdings Ltd.	2,002,868
107,000	China Lilang Ltd.	88,144
53,000	China Longyuan Power Group Corp. - H Shares	40,281
152,000	China Maple Leaf Educational Systems Ltd.	65,514
94,000	China Medical System Holdings Ltd.	111,837

8

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
CHINA (continued)
70,000	China Meidong Auto Holdings Ltd.	$27,672
2,968,800	China Minsheng Banking Corp. Ltd. - H Shares	2,188,188
186,000	China Modern Dairy Holdings Ltd.(b)	23,244
1,106,834	China National Building Material Co. Ltd. - H Shares	790,399
92,000	China Oilfield Services Ltd.	86,229
200,000	China Oriental Group Co. Ltd.	158,124
2,148,500	China Railway Construction Corp. Ltd. - H Shares	2,717,834
4,007,000	China Railway Group Ltd. - H Shares	3,576,789
16,000	China Railway Signal & Communication Corp. Ltd.	10,732
379,000	China Resources Pharmaceutical Group Ltd.	555,793
165,000	China Sanjiang Fine Chemicals Co. Ltd.	37,663
8,148,400	China SCE Group Holdings Ltd.	2,774,339
242,000	China Southern Airlines Co. Ltd. - H Shares	130,845
184,870	China State Construction International Holdings Ltd.	131,781
77,000	China Sunshine Paper Holdings Co. Ltd.	12,863
111,000	China Suntien Green Energy Corp. Ltd. - H Shares	28,309
164,000	China Taifeng Beddings Holdings Ltd.(a)(b)	4,235
14,000	China Unienergy Group Ltd.(b)	22,494
31,000	China XLX Fertiliser Ltd.	11,227
228,500	China ZhengTong Auto Services Holdings Ltd.	108,977
376,400	China Zhongwang Holdings Ltd.	167,034
358,000	Chinasoft International Ltd.	209,999
3,317,000	Chongqing Rural Commercial Bank Co. Ltd. - H Shares	1,827,280
1,440,000	CIFI Holdings Group Co. Ltd.	602,299
116,000	Cofco Meat Holdings Ltd.(b)	16,863
85,000	Consun Pharmaceutical Group Ltd.	58,857
1,015,600	Coolpad Group Ltd.(a)(b)	2,642
280,093	COSCO Shipping Development Co. Ltd. - H Shares(b)	28,574
228,000	COSCO SHIPPING Energy Transportation Co. Ltd. - H Shares	124,729
213,000	Cosmo Lady China Holdings Co. Ltd.	89,633
31,000	Country Garden Services Holdings Co. Ltd.(b)	40,005
4,166	CSMall Group Ltd.(b)	637
302,000	CT Environmental Group Ltd.	13,671
104,000	Da Ming International Holdings Ltd.	33,155
Shares		Value
CHINA (continued)
190,000	Dali Foods Group Co. Ltd.	$135,681
525,000	Dalian Port PDA Co. Ltd. - H Shares	67,617
172,000	Dongfeng Motor Group Co. Ltd. - H Shares	169,325
9,800	Dongjiang Environmental Co. Ltd. - H Shares	9,610
240,000	Dongyue Group Ltd.	127,927
95,000	Dynagreen Environmental Protection Group Co. Ltd. - H Shares(b)	36,343
7,659	Ehi Car Services Ltd. - ADR(b)	92,444
44,000	ENN Energy Holdings Ltd.	373,963
780,000	Fantasia Holdings Group Co. Ltd.	77,583
316,000	FIH Mobile Ltd.(b)	29,416
38,000	Fu Shou Yuan International Group Ltd.	29,123
545,600	Fufeng Group Ltd.	230,987
670,000	Future Land Development Holdings Ltd.	384,471
24,400	Fuyao Glass Industry Group Co. Ltd.	72,031
32,000	Golden Eagle Retail Group Ltd.	33,135
10,540,600	GOME Retail Holdings Ltd.(b)	1,048,421
434,000	Goodbaby International Holdings Ltd.	134,484
208,000	Great Wall Motor Co. Ltd. - H Shares	123,071
152,000	Greatview Aseptic Packaging Co. Ltd.	100,791
351,000	Greenland Hong Kong Holdings Ltd.	80,567
2,508,000	Greentown China Holdings Ltd.	1,739,812
124,000	Guangshen Railway Co. Ltd. - H Shares	46,330
2,447,200	Guangzhou R&F Properties Co. Ltd. - H Shares	3,838,402
204,000	Guorui Properties Ltd.	48,906
86,000	Haichang Ocean Park Holdings Ltd.(b)	14,037
569	Hailiang Education Group, Inc. - ADR(b)	35,397
43,000	Haitian International Holdings Ltd.	83,895
63,000	Harmonicare Medical Holdings Ltd(b)	18,076
122,500	HC Group, Inc.(b)	79,511
72,000	Hengan International Group Co. Ltd.	570,164
448,000	Hengten Networks Group Ltd.(b)	15,996
11,000	Hiroca Holdings Ltd.	25,382
20,000	Hisense Kelon Electrical Holdings Co. Ltd. - H Shares	14,435
33,000	HNA Infrastructure Company Ltd. - H Shares	29,415
24,500	Honworld Group Ltd.	11,216

9

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
CHINA (continued)
68,000	HOSA International Ltd.(a)	$2,515
138,000	Huan Yue Interactive Holdings Ltd.(b)	15,134
874,000	Huaneng Renewables Corp. Ltd. - H Shares	224,018
776	Huazhu Group Ltd. - ADR	20,300
304,700	Huishang Bank Corp. Ltd. - H Shares	131,330
4,164,000	Industrial & Commercial Bank of China Ltd. - H Shares	2,814,249
72,600	JD.Com, Inc. - ADR(b)	1,707,552
30,000	Jiangsu Expressway Co. Ltd. - H Shares	40,245
987,000	Kaisa Group Holdings Ltd.	240,396
7,000	Kasen International Holdings Ltd.	2,964
4,708,000	Kingdee International Software Group Co. Ltd.	3,842,310
364,500	KWG Property Holding Ltd.	278,420
39,900	Legend Holdings Corp.	108,375
752,000	Lenovo Group Ltd.	478,514
312,000	Leoch International Technology Ltd.(b)	26,259
450,000	Leyou Technologies Holdings Ltd.(b)	102,717
83,000	Lianhua Supermarket Holdings Co. Ltd. - H Shares(b)	19,051
128,000	Lifetech Scientific Corp.(b)	27,748
514,000	Logan Property Holdings Co. Ltd.	474,545
460,000	Lonking Holdings Ltd.	103,240
129,000	Luye Pharma Group Ltd.	99,522
8,524,000	Maanshan Iron & Steel Co. Ltd. - H Shares	4,565,293
83,000	Metallurgical Corp. of China Ltd. - H Shares	20,110
35,000	Microport Scientific Corp.	41,775
40,000	Minth Group Ltd.	129,560
279,800	Modern Land China Co. Ltd.	34,966
8,529	Momo, Inc. - ADR(b)	286,319
9,627	New Oriental Education & Technology Group, Inc. - ADR(b)	563,276
2,060	Noah Holdings Ltd. - ADR(b)	77,683
273,000	NVC Lighting Holdings Ltd.	17,755
54,000	O-Net Technologies Group Ltd.(b)	23,344
109,000	Ozner Water International Holding Ltd.	23,629
456,500	Parkson Retail Group Ltd.(b)	40,167
5,957,715	People’s Insurance Co. Group of China Ltd. (The) - H Shares	2,431,116
5,419,000	Postal Savings Bank of China Co. Ltd. - Class H	3,234,007
616,000	Powerlong Real Estate Holdings Ltd.	210,519
Shares		Value
CHINA (continued)
113,000	Qingdao Port International Co. Ltd.(b)	$66,285
308,000	Qinhuangdao Port Co. Ltd.	66,769
67,000	Real Gold Mining Ltd.(a)(b)	2,247
120,016	Red Star Macalline Group Corp. Ltd. - H Shares	105,906
140,000	Redco Group Ltd.	63,377
1,822,000	Renhe Commercial Holdings Co. Ltd.(b)	61,570
128,000	Ronshine China Holdings Ltd.(b)	144,127
69,000	Sany Heavy Equipment International Holdings Co. Ltd.	19,885
728,580	Semiconductor Manufacturing International Corp.(b)	601,115
58,000	Shandong Chenming Paper Holdings Ltd. - H Shares	32,543
244,000	Shandong Weigao Group Medical Polymer Co. Ltd. - H Shares	218,114
22,500	Shanghai Fosun Pharmaceutical Group Co. Ltd. - H Shares	67,426
24,000	Shanghai Fudan Microelectronics Group Co., Ltd. - H Shares(b)	26,259
25,000	Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd. - H Shares	11,477
6,100	Shanghai Haohai Biological Technology Co. Ltd.	31,893
349,235	Shanghai Jin Jiang International Hotels Group Co. Ltd. - H Shares	81,498
85,900	Shanghai Pharmaceuticals Holding Co. Ltd. - H Shares	189,722
420,000	Shanghai Prime Machinery Co. Ltd. - H Shares(b)	58,914
53,000	Shengjing Bank Co. Ltd. - H Shares	23,317
56,000	Shenzhen Expressway Co. Ltd. - H Shares	51,487
793,881	Shui On Land Ltd.	159,952
206,000	Sihuan Pharmaceutical Holdings Group Ltd.	41,768
5,830	SINA Corp./China(b)	369,097
4,037,562	Sino-Ocean Land Holdings Ltd.	1,580,642
119,000	Sinopec Engineering Group Co. Ltd. - H Shares	110,624
524,000	Sinopec Shanghai Petrochemical Co. Ltd. - H Shares	229,861
82,800	Sinopharm Group Co. Ltd. - H Shares	399,115
114,000	Sinosoft Technology Group Ltd.	32,563
186,000	Sinotrans Ltd. - H Shares	64,752
290,000	Sinotruk Hong Kong Ltd.	416,402
294,000	Springland International Holdings Ltd.	60,360

10

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
CHINA (continued)
18,100	Sunny Optical Technology Group Co. Ltd.	$156,951
69,000	Sunshine 100 China Holdings Ltd.(b)	33,436
27,456	TAL Education Group - ADR(b)	795,675
3,840	Tarena International, Inc. - ADR	33,215
16,000	Tenfu Cayman Holdings Co. Ltd.	10,814
255,000	Tenwow International Holdings Ltd.(a)(b)	12,357
36,000	Tian Shan Development Holdings Ltd.	10,880
52,000	Tiangong International Co. Ltd.	11,538
202,000	Tianneng Power International Ltd.	161,508
350,000	Tingyi Cayman Islands Holding Corp.	517,728
64,000	Tong Ren Tang Technologies Co. Ltd. - H Shares	91,569
12,800	Tonly Electronics Holdings Ltd.	8,047
78,500	Travelsky Technology Ltd. - H Shares	190,195
201,000	Trony Solar Holdings Co. Ltd.(a)	3,025
1,225,875	UBS Beijing Capital Retailing Group Co. Ltd. - A Shares	1,091,298
1,052,300	UBS Beijing Hualian Hypermarket Co. Ltd. - A Shares	518,921
880,099	UBS Better Life Commercial Chain Share Co. Ltd. - A Shares	1,004,272
1,753,800	UBS China Railway Tielong Container Logistics Co. Ltd - A Shares	1,900,681
2,724,200	UBS Daqin Railway Co. Ltd. - A Shares	3,147,595
499,255	Ubs Fujian Star-Net Communicat (Connect) Pnote	1,180,898
2,343,845	UBS Guangxi Liugong Machinery Co. Ltd. - A Shares	2,341,900
828,594	UBS MLS Co. Ltd. - A Shares	1,599,982
1,966,580	UBS Ping An Bank Co. Ltd. - A Shares	3,075,692
3,869,500	UBS Rizhao Port Co. Ltd. - A Shares	1,547,607
1,703,100	UBS Shandong Haihua Co. Ltd. -A Shares	1,245,136
3,933,200	UBS Shandong Nanshan Aluminum Co. Ltd. - A Shares	1,502,207
1,787,197	UBS Wuxi Taiji Industry Co. Ltd. - A Shares	1,388,598
807,500	UBS Xiamen King Long Motor Group Co. Ltd. - A Shares	887,862
Shares		Value
CHINA (continued)
239,400	Uni-President China Holdings Ltd.	$232,319
37,168	Vipshop Holdings Ltd. - ADR(b)	180,636
598,000	Want Want China Holdings Ltd.	427,037
542,000	Weichai Power Co. Ltd. - H Shares	535,645
1,172,000	West China Cement Ltd.	173,365
14,500	Xiabuxiabu Catering Management China Holdings Co. Ltd.	18,139
504,000	Xiamen International Port Co. Ltd. - H Shares	66,841
111,101	Xingda International Holdings Ltd.	29,893
15,000	Xingfa Aluminium Holdings Ltd.	9,908
59,440	Xinjiang Goldwind Science & Technology Co. Ltd. - H Shares	44,266
249,803	Xinyi Solar Holdings Ltd.	78,044
6,226	Xinyuan Real Estate Co. Ltd. - ADR	25,713
170,000	XTEP International Holdings Ltd.	93,217
34,000	Yadea Group Holdings Ltd.	10,579
18,500	Yangtze Optical Fibre and Cable Joint Stock Ltd. Co. - H Shares	45,059
468,000	Yanzhou Coal Mining Co. Ltd. - H Shares	442,222
290,000	Yashili International Holdings Ltd.(b)	49,924
15,000	Yichang HEC Changjiang Pharmaceutical Co. Ltd. - H Shares	51,358
20,000	Yihai International Holding Ltd.	43,918
1,342	Yirendai Ltd. - ADR	20,882
184,500	Youyuan International Holdings Ltd.(b)	60,936
203,760	Yuzhou Properties Co. Ltd.	72,753
4,979	YY Inc. - ADR(b)	318,158
78,500	Zhaojin Mining Industry Co. Ltd. - H Shares	69,271
40,000	Zhejiang Glass Co. Ltd. - H Shares(a)	0
143,500	Zhongsheng Group Holdings Ltd.	261,676
17,900	Zhuzhou CRRC Times Electric Co. Ltd. - H Shares	95,641
274,000	Zijin Mining Group Co. Ltd. - Class H	101,676
3,926,400	Zoomlion Heavy Industry Science and Technology Co. Ltd. - H Shares	1,256,736
12,125	ZTO Express Cayman, Inc. - ADR	196,668
		116,427,024

11

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
COLUMBIA — 0.0%
4,176	Frontera Energy Corp.(b)	$54,498
DENMARK — 1.0%
24,283	ALK-Abello AS(b)	3,893,007
38,493	Alm Brand A/S	323,166
8,231	Amagerbanken A/S(a)	0
28,870	Ambu A/S - B Shares	601,778
21,905	Bang & Olufsen A/S(b)	455,599
6,465	Bavarian Nordic A/S(b)	149,629
1,472	Brodrene Hartmann A/S	69,947
22,416	Columbus A/S	53,225
11,507	D/S Norden A/S(b)	159,147
20,907	Dfds A/S	895,076
22,430	FLSmidth & Co. A/S	1,177,874
39,049	Genmab A/S(b)	5,349,682
252,928	GN Store Nord A/S	10,740,100
74,071	H. Lundbeck A/S	3,459,023
9,044	H+H International A/S - Class B(b)	148,836
825	Harboes Bryggeri A/S - Class B	9,819
72,808	ISS A/S	2,394,178
84	Jeudan A/S	11,911
26,206	Jyske Bank A/S	1,071,411
104,387	Matas A/S	1,007,912
5,088	Nilfisk Holding A/S(b)	200,063
5,778	NKT A/S(b)	108,772
2,056	NNIT A/S	58,057
1,840	Parken Sport & Entertainment A/S	21,342
12,552	Per Aarsleff A/S	410,657
8,759	Ringkjoebing Landbobank A/S	445,470
1,095	Rockwool International A/S - A Shares	313,361
27,817	Rockwool International A/S - B Shares	9,510,374
81,572	Royal Unibrew A/S	5,793,223
2,694	RTX A/S	70,347
2,230	Scandinavian Tobacco Group A/S	33,838
6,565	Schouw & Co.	536,710
127,001	SimCorp A/S	9,785,029
1,799	Solar A/S - Class B	96,274
34,697	Spar Nord Bank A/S	287,610
35,027	Sydbank AS	809,882
2,492	TCM Group A/S(b)	39,270
132	Tivoli A/S	12,785
16,542	Topdanmark A/S	788,563
35,108	Tryg A/S	848,532
17,964	William Demant Holding A/S(b)	591,264
3,453	Zealand Pharma AS(b)	43,982
		62,776,725
EGYPT — 0.0%
1,772,495	Eastern Tobacco	1,591,487
Shares		Value
EGYPT (continued)
1,019,960	ElSewedy Electric Co.	$863,437
		2,454,924
FAEROE ISLANDS — 0.0%
7,482	Bakkafrost	420,174
662	BankNordik P/F	11,307
		431,481
FINLAND — 0.5%
22,392	Afarak Group Oyj(b)	22,319
8,500	Aktia Bank Oyj	82,796
4,177	Alma Media Oyj	31,130
20,572	Amer Sports Oyj	764,964
1,808	Asiakastieto Group Oyj	59,387
5,440	Aspo Oyj	56,563
6,463	Atria Oyj	61,930
954	BasWare Oyj(b)	21,557
12,077	Bittium Oyj	80,022
14,711	Cargotec Oyj - Class B	611,507
24,833	Caverion Corp.(b)	155,401
40,986	Citycon Oyj	79,708
25,598	Cramo Oyj	487,669
19,474	DNA Oyj	381,809
29,832	Elisa Oyj	1,187,685
213,166	Finnair Oyj	1,601,962
10,364	Fiskars Oyj Abp	191,341
12,148	F-Secure Oyj	31,715
43,142	Huhtamaki Oyj	1,211,352
2,500	Ilkka-Yhtyma Oyj	8,608
87,361	Kemira Oyj	1,071,617
3,307	Kesko Oyj - A Shares	185,784
28,622	Kesko OYJ - B Shares	1,673,445
18,403	Kojamo Oyj(b)	189,660
35,936	Konecranes Oyj	1,288,647
13,015	Lassila & Tikanoja Oyj	234,388
1,017	Lehto Group Oyj	5,299
202,619	Metsa Board Oyj	1,775,145
21,925	Metso Oyj	693,095
36,542	Nokian Renkaat Oyj	1,162,205
6,512	Olvi Oyj - Class A	218,323
85,102	Oriola Oyj - Class B	259,772
6,792	Orion Oyj - Class A	235,403
72,799	Orion Oyj - Class B	2,506,643
58,724	Outokumpu Oyj	246,765
25,811	Outotec Oyj(b)	99,983
5,435	Ponsse Oyj	167,441
5,995	Poyry Oyj	50,927
48,416	Raisio Oyj - V Shares	148,611
139,201	Ramirent Oyj	1,016,940
2,791	Revenio Group Oyj	40,463
112,468	Sanoma Oyj	1,268,130
1,099	Teleste Oyj	7,842
31,590	Tieto Oyj	1,018,305
7,655	Tikkurila Oyj	104,218
115,563	Tokmanni Group Corp.	937,839
11,122	Uponor Oyj	120,619

12

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
FINLAND (continued)
6,966	Vaisala Oyj - Class A	$136,497
226,265	Valmet Oyj	5,156,307
58,742	Wartsila Oyj Abp	1,001,666
44,279	YIT Oyj	252,266
		30,403,670
FRANCE — 1.4%
4,968	ABC Arbitrage	35,900
8,307	Actia Group	39,847
148,445	Air France-KLM(b)	1,439,238
18,370	Albioma SA	357,459
33,754	Alstom SA	1,477,638
353	Altarea SCA REIT	77,646
12,280	Alten SA	1,184,340
37,209	Altran Technologies SA	369,608
4,680	Amplitude Surgical SAS(b)	17,068
6,577	Antalis International SAS	8,388
3,013	APRIL SA	54,603
704	Argan SA REIT	35,643
50,239	Arkema SA	5,279,451
3,814	Assystem	111,022
1,986	AST Groupe SA	19,795
1,208	Aubay	43,099
1,620	Axway Software SA	25,688
612	Bastide le Confort Medical	24,331
12,712	Beneteau SA	211,365
5,297	Bigben Interactive	46,737
5,973	BioMerieux	455,980
1,783	Boiron SA	106,832
10,287	Bonduelle SCA	365,275
52,614	Bureau Veritas SA	1,188,879
131	Burelle SA	139,474
13,624	Casino Guichard Perrachon SA	601,815
2,065	Cegedim SA(b)	51,690
266,678	Cellectis SA(a)(b)	6,675,332
111,710	CGG SA(b)	271,528
9,130	Chargeurs SA	197,824
5,908	Cie des Alpes	180,675
25,748	Coface SA(b)	257,804
2,547	Covivio REIT	256,030
69,200	Derichebourg SA	333,894
2,574	Devoteam SA	283,962
19,998	Edenred	759,475
35,398	Eiffage SA	3,464,866
410	Electricite de Strasbourg SA	47,599
11,388	Elior Group SA	164,199
49,566	Elis SA	1,000,987
3,173	Eramet	292,721
471	Esker SA	31,582
1,990	Esso SA Francaise	78,663
109,691	Etablissements Maurel et Prom(b)	508,766
53,791	Europcar Groupe SA	510,560
84,618	Eutelsat Communications SA	1,716,531
1,226	Exel Industries SA - Class A	93,871
43,377	Faurecia SA	2,108,198
Shares		Value
FRANCE (continued)
1,129	FFP	$132,735
590	Fleury Michon SA	30,473
8,448	Fnac Darty SA(b)	601,863
1,024	Fnac Darty SA(b)	73,127
520	Fountaine Pajot SA	61,842
59,033	Gaztransport Et Technigaz SA	4,372,864
2,777	Gecina SA REIT	407,952
68,766	Getlink SE	865,718
8,875	GL Events	189,987
1,860	Groupe Crit	124,296
1,726	Groupe Open	42,129
1,572	Guerbet	99,531
4,545	Haulotte Group SA	51,582
238	HERIGE SADCS	6,524
3,255	ICADE REIT	276,138
301	ID Logistics Group(b)	50,798
18,815	Imerys SA	1,161,433
8,383	Ingenico Group SA	594,764
1,784	Interparfums SA	73,854
20,380	IPSOS	543,380
6,851	Jacquet Metal Service	142,159
10,725	JCDecaux SA	353,009
7,791	Kaufman & Broad SA	319,974
11,795	Klepierre REIT	400,786
49,254	Korian SA	1,943,628
336,004	Lagardere SCA	9,206,058
863	Laurent-Perrier	88,559
1,403	Le Belier	54,029
1,830	Le Noble Age	96,901
9,860	Lectra	209,063
1,180	Linedata Services	40,497
10,143	LISI	295,826
10,176	Maisons du Monde SA	255,181
848	Maisons France Confort SA	31,504
4,701	Manitou BF SA	132,848
447	Manutan International	29,871
13,391	Mersen SA	442,125
17,539	METabolic EXplorer SA(b)	36,036
15,189	Metropole Television SA	294,356
5,327	MGI Coutier	106,312
1,975	Mr Bricolage	22,705
20,492	Neopost SA	659,168
5,517	Nexans SA	159,719
23,462	Nexity SA	1,124,616
5,130	NRJ Group	45,322
5,684	Oeneo SA	57,555
3,406	OL Groupe SA(b)	10,609
6,110	Orpea	753,291
1,668	Pierre & Vacances SA(b)	36,954
17,792	Plastic Omnium SA	495,739
5,366	Plastivaloire	67,099
769	PSB Industries SA	39,979
5,645	Rallye SA	62,755
454,752	Rexel SA	5,804,862
188	Robertet SA	111,579
18,278	Rothschild & Co.	729,762

13

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
FRANCE (continued)
7,881	Rubis SCA	$407,935
68	Samse SA	9,473
11,701	Sartorius Stedim Biotech	1,452,536
2,786	Savencia SA	204,479
54,627	SCOR SE	2,528,747
6,771	SEB SA	971,679
2,465	Seche Environnement SA	72,870
4,331	Societe BIC SA	415,004
436	Societe pour l’Informatique Industrielle	10,963
1,806	SOITEC(b)	129,381
49,337	Solocal Group(b)	40,039
2,470	Somfy SA	191,078
2,659	Sopra Steria Group	295,147
5,168	SPIE SA	81,188
38,627	Ste Industrielle d’Aviation Latecoere SA(b)	149,408
2,258	Stef SA	206,903
32,625	Suez	472,438
4,082	Synergie SA	124,833
12,389	Tarkett SA	273,069
14,768	Teleperformance SA	2,435,435
36,528	Television Francaise 1	372,359
509	Tessi SA(b)	75,524
332	TFF Group	14,797
1,652	Thermador Groupe	89,066
1,951	Trigano SA	198,329
42,609	UBISOFT Entertainment(b)	3,836,736
577	Union Financiere de France BQE SA	17,580
106,014	Vallourec SA(b)	503,479
45,651	Valneva SE(b)	173,733
602	Vetoquinol SA	33,752
7,551	Vicat SA	406,248
1,831	VIEL & Cie SA	9,747
2,719	Vilmorin & Cie SA	161,990
11,991	Virbac SA(b)	1,925,861
1,002	Vranken - Pommery Monopole SA	27,238
3,821	Worldline SA(b)	201,244
		85,945,592
GABON — 0.0%
260	Total Gabon	41,375
GEORGIA — 0.0%
8,430	Bank Of Georgia Group Plc	168,029
180	Dermapharm Holding SE(b)	5,131
5,317	Georgia Capital Plc(b)	79,515
1,854	Schaltbau Holding AG(b)	48,088
		300,763
GERMANY — 1.8%
14,653	7C Solarparken Ag	43,483
19,639	Aareal Bank AG	732,050
1,504	Ado Properties Sa	88,837
Shares		Value
GERMANY (continued)
27,769	ADVA Optical Networking SE(b)	$227,244
40,347	AIXTRON SE(b)	507,485
378	All for One Steeb AG	22,520
5,232	Allgeier SE	190,817
1,125	Amadeus Fire AG	128,697
352	Atoss Software AG	30,300
23,296	Aurubis AG	1,416,404
24,594	Axel Springer SE	1,635,162
310	Basler AG	54,915
6,954	Bauer AG	116,098
7,302	BayWa AG	212,967
24,804	Bechtle AG	2,205,387
2,412	Bertrandt AG	199,705
234	bet-at-home.com AG	13,623
2,764	Bijou Brigitte AG	115,051
10,155	Bilfinger SE	443,057
256	Biotest AG - Preference Shares	6,799
81,281	Borussia Dortmund GmbH & Co. KGaA	881,037
74,733	Brenntag AG	3,908,100
5,512	CANCOM SE	225,252
39,552	Carl Zeiss Meditec AG	3,245,639
2,761	CENIT AG	47,534
12,405	CENTROTEC Sustainable AG	175,069
3,390	Cewe Stiftung & Co. KGaA	265,705
6,990	Comdirect Bank AG	82,814
4,968	CompuGroup Medical SE	281,349
30,063	CTS Eventim AG & Co KGaA	1,129,120
183,814	Deutsche Lufthansa AG	3,697,558
36,249	Deutsche Pfandbriefbank AG	482,422
144,615	Deutz AG	1,077,786
3,960	Dic Asset AG	42,745
7,379	DMG Mori AG	357,295
9,057	Dr Hoenle AG	707,827
1,114	Draegerwerk AG & Co. KGaA	54,382
14,093	Draegerwerk AG & Co. KGaA - Preference Shares	757,573
10,531	Drillisch AG	470,435
25,234	Duerr AG	900,877
1,927	Eckert & Ziegler AG	106,948
7,759	Elmos Semiconductor AG	161,703
1,833	Energiekontor Ag	29,377
6,361	Fielmann AG	395,180
2,636	First Sensor AG	50,159
710	Formycon AG(b)	22,839
27,736	Fraport AG Frankfurt Airport Services Worldwide	2,145,645
77,996	Freenet AG	1,757,116
12,034	Fuchs Petrolub SE	558,022
7,844	Fuchs Petrolub SE	340,275
28,744	GEA Group AG	874,473
19,532	Gerresheimer AG	1,377,144
6,342	Gesco AG	198,257
20,578	GFT Technologies SE	236,572
4,785	GRENKE AG	459,591

14

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
GERMANY (continued)
8,905	Hamborner AG REIT	$89,767
34,534	Hamburger Hafen und Logistik AG	733,010
6,638	Hapag-Lloyd AG	245,704
179,733	Heidelberger Druckmaschinen AG(b)	417,733
22,511	Hella GmbH & Co. KGaA	1,055,574
3,483	Hochtief AG	516,795
48,348	HolidayCheck Group AG(b)	164,009
2,152	Hornbach Baumarkt AG	57,280
214	Hornbach Holding AG & Co. KGaA	14,155
13,464	HUGO BOSS AG	963,490
11,302	Indus Holding AG	617,655
4,790	Isra Vision AG	205,893
49,829	Jenoptik AG	1,503,522
22,441	Jungheinrich AG - Preference Shares	744,738
66,118	K+S AG	1,233,408
37,788	KION Group AG	2,212,778
28,513	Kloeckner & Co. SE	240,275
4,252	Koenig & Bauer AG	208,051
8,718	Krones AG	780,571
210	KSB SE & Co. KGaA	72,308
629	KWS Saat SE	213,730
56,757	LANXESS AG	3,520,272
5,043	Leg Immobilien AG	552,115
4,065	Leifheit AG	72,746
12,765	Leoni AG	466,711
1,329	LPKF Laser & Electronics AG(b)	9,634
1,170	Manz AG(b)	36,973
1,297	MasterFlex SE	11,635
1,044	Mensch und Maschine Software S.E.	30,863
103,612	METRO AG	1,560,828
23,264	MLP AG	134,384
97,162	Morphosys AG(b)	9,002,086
14,281	MTU Aero Engines AG	3,037,719
24,189	Nemetschek SE	3,180,853
2,244	Nexus AG	61,254
16,453	Nordex SE(b)	153,556
15,078	NORMA Group SE	814,962
824	Nynomic AG(b)	20,066
2,536	OHB SE	90,193
27,169	OSRAM Licht AG	1,102,282
23,955	Patrizia Immobilien AG	411,871
1,780	Pfeiffer Vacuum Technology AG	221,772
56,197	PNE Wind AG	154,036
1,310	Progress-Werk Oberkirch AG	43,623
2,815	ProSiebenSat.1 Media SE	65,107
577	PSI AG Gesellschaft Fuer Produkte und Systeme der Informationstechnologie	10,326
989	Puma SE	508,564
55,724	QSC AG	98,208
Shares		Value
GERMANY (continued)
870	R Stahl AG(b)	$22,467
811	Rational AG	470,310
25,667	Rheinmetall AG	2,225,138
10,994	RHOEN-KLINIKUM AG	277,935
10,710	RIB Software AG	185,356
17,769	SAF-Holland SA	259,222
39,243	Salzgitter AG	1,572,582
6,413	Sartorius AG - Preference Shares	929,747
79,787	Schaeffler AG	843,335
2,241	Scout24 Ag	93,052
330	Secunet Security Networks AG	34,761
5,841	SGL Carbon SE(b)	58,649
3,648	SHW AG	91,521
31,111	Siltronic AG	2,857,072
6,938	Sixt SE	707,246
8,410	Sixt SE - Preference Shares	579,153
8,180	SMA Solar Technology AG	190,860
977	Softing AG	8,897
59,136	Software AG	2,651,739
1,462	Sto Se & Co. KGAA - Preference Shares	151,020
148	STRATEC Biomedical AG	9,723
6,642	Stroeer SE & Co. KGaA	347,413
26,836	Suedzucker AG	414,900
5,516	Suess MicroTec AG(b)	70,349
4,187	Surteco SE	93,140
18,609	Symrise AG	1,563,098
393,190	TAG Immobilien AG	8,987,047
34,353	Takkt AG	583,646
28,133	Talanx AG	1,007,561
695	Technotrans AG	24,796
85,244	Tier REIT, Inc., REIT	1,228,130
4,769	TLG Immobilien AG	121,211
18,378	Tom Tailor Holding AG(b)	70,316
524	Traffic Systems SE	9,704
67,209	Uniper SE	1,941,920
60,748	United Internet AG	2,516,918
4,362	Villeroy & Boch AG - Preference Shares	71,046
3,798	Vossloh AG	175,728
8,913	VTG AG	534,039
10,394	Wacker Chemie AG	930,750
10,709	Wacker Neuson SE	238,223
1,892	Washtec AG	145,936
681	Wincor Nixdorf AG	44,120
6,076	Wuestenrot & Wuerttembergische AG	123,049
472	XING AG	141,938
		109,162,269
GIBRALTAR — 0.0%
23,380	888 Holdings Plc	55,376

15

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
GREECE — 0.1%
96	Alapis Holding Industrial and Commercial SA of Pharmaceutical Chemical Products(a)	$0
1,455,313	Alpha Bank AE(b)	2,200,549
2,218,429	Eurobank Ergasias SA(b)	1,495,051
36,614	Intralot SA-Integrated Lottery Systems & Services(b)	24,592
469,899	National Bank of Greece SA(b)	814,309
159,050	OPAP SA	1,495,220
22,848	Proton Bank SA(a)	0
6,476	Sarantis SA	51,492
12,534	T Bank SA(a)(b)	0
2,904	Terna Energy SA	20,163
647	Thessaloniki Port Authority SA	17,368
31,091	TT Hellenic Postbank SA(a)(b)	0
		6,118,744
HONG KONG — 1.0%
1,500,000	Agritrade Resources Ltd.	298,395
580,000	Alibaba Pictures Group Ltd.(b)	79,878
1,415,693	Allied Properties HK Ltd.	303,287
58,000	AMVIG Holdings Ltd.	14,496
520,000	Anxin-China Holdings Ltd.(a)(b)	4,788
435,000	Applied Development Holdings Ltd.(b)	32,173
144,250	APT Satellite Holdings Ltd.	46,355
144,000	Asia Financial Holdings Ltd.	77,307
320,000	Asia Pacific Silk Road Investment Co. Ltd.(b)	2,652
21,900	ASM Pacific Technology Ltd.	189,064
74,000	Associated International Hotels Ltd.(a)	207,601
18,000	Ausnutria Dairy Corp. Ltd.	16,320
58,500	Beijing Enterprises Holdings Ltd.	316,299
774,000	Beijing Enterprises Medical & Health Group Ltd.(b)	30,103
106,000	Beijing Enterprises Water Group Ltd.	53,933
336,000	Beijing Gas Blue Sky Holdings Ltd.(b)	21,852
504,000	Bel Global Resources Holdings Ltd.(a)(b)	0
355,000	Brightoil Petroleum Holdings Ltd.(a)(b)	67,904
14,000	Brilliance China Automotive Holdings Ltd.	12,211
1,644,354	Brockman Mining Ltd.(b)	33,340
242,000	Cafe de Coral Holdings Ltd.	524,614
28,000	Camsing International Holding, Ltd.(b)	21,995
92,000	Carrianna Group Holdings Co. Ltd.	9,855
233,000	Cathay Pacific Airways Ltd.	295,932
166,800	Century City International Holdings Ltd.	14,676
Shares		Value
HONG KONG (continued)
564,000	CGN New Energy Holdings Co. Ltd.	$74,079
4,372,000	Champion REIT	2,943,676
80,213	Champion Technology Holdings, Ltd.(b)	3,631
134,359	Cheuk Nang Holdings Ltd.	81,383
85,873	Chevalier International Holdings Ltd.	122,426
88,000	Chiho Environmental Group Ltd.(b)	25,585
138,137	China Agri-Industries Holdings Ltd.	46,152
344,000	China Beidahuang Industry Group Holdings Ltd.(b)	8,817
32,222	China Everbright International Ltd.	25,681
525,600	China Fiber Optic Network System Group Ltd.(a)(b)	18,767
66,000	China Flavors & Fragrances Co. Ltd.	22,303
98,000	China Foods Ltd.	45,864
144,000	China Grand Pharmaceutical and Healthcare Holdings Ltd.(b)	69,779
6,603,000	China High Precision Automation Group Ltd.(a)(b)	0
29,000	China High Speed Transmission Equipment Group Co. Ltd.	27,033
2,684,000	China Jinmao Holdings Group Ltd.	1,126,041
201,000	China Mengniu Dairy Co. Ltd.	592,085
292,557	China New Town Development Co. Ltd.	7,088
1,010,000	China Oil and Gas Group Ltd.	69,549
245,000	China Overseas Property Holdings Ltd.	57,486
113,333	China Power International Development Ltd.	22,401
197,102	China Resources Beer Holdings Co. Ltd.	684,910
428,440	China Resources Cement Holdings Ltd.	377,524
90,800	China Resources Gas Group Ltd.	347,363
44,000	China Resources Power Holdings Co. Ltd.	77,318
168,000	China Ruifeng Renewable Energy Holdings Ltd.(b)	11,997
74,920	China Singyes Solar Technologies Holdings Ltd.(a)	20,541
1,018,000	China South City Holdings Ltd.	149,287
284,000	China Taiping Insurance Holdings Co. Ltd.	948,846
458,000	China Traditional Chinese Medicine Holdings Co. Ltd.	291,435
290,000	China Travel International Investment Hong Kong Ltd.	77,659

16

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
HONG KONG (continued)
2,038,000	China Unicom Hong Kong Ltd.	$2,115,459
28,000	China Vast Industrial Urban Development Co. Ltd.	10,854
84,000	China Water Affairs Group Ltd.	75,731
128,000	China Water Industry Group Ltd.(b)	18,771
153,000	Chow Sang Sang Holdings International Ltd.	247,783
110,000	Chu Kong Shipping Enterprises Group Co. Ltd.	24,968
237,500	Chuang’s Consortium International Ltd.	43,309
90,000	CIMC Enric Holdings Ltd.	69,090
1,909,000	CITIC Telecom International Holdings Ltd.	598,849
274,000	Citychamp Watch & Jewellery Group Ltd.	56,254
490,000	CK Life Sciences International Holdings, Inc.	24,681
47,000	Clear Media Ltd.(a)	13,103
95,000	CNQC International Holdings Ltd.	20,473
940,000	Concord New Energy Group Ltd.	37,159
2,305,812	COSCO Shipping Ports Ltd.	2,352,284
582,000	Cowell e Holdings, Inc.	66,795
1,904,000	CP Pokphand Co. Ltd.	165,102
1,359,335	CSI Properties Ltd.	52,869
94,000	Dah Chong Hong Holdings Ltd.	31,765
141,724	Dah Sing Banking Group Ltd.	269,281
96,678	Dah Sing Financial Holdings Ltd.	518,405
208,000	Dawnrays Pharmaceutical Holdings Ltd.	47,743
244,000	DBA Telecommunication Asia Holdings Ltd.(a)(b)	2,041
108,000	Dynasty Fine Wines Group Ltd.(a)(b)	3,718
92,000	Eagle Nice International Holdings Ltd.	36,955
118,000	EcoGreen International Group Ltd.	23,624
386,416	Emperor International Holdings Ltd.	94,609
710,000	Emperor Watch & Jewellery Ltd.	28,067
261,600	Esprit Holdings, Ltd.(b)	59,379
92,000	EVA Precision Industrial Holdings Ltd.	7,274
65,500	Fairwood Holdings Ltd.	218,418
591,893	Far East Consortium International Ltd.	275,494
457,000	Far East Horizon Ltd.	442,900
202,000	First Pacific Co. Ltd.	90,414
170,000	Fountain SET Holdings Ltd.	22,329
35,000	Fullshare Holdings Ltd.	13,613
554,000	GCL-New Energy Holdings Ltd.(b)	18,368
Shares		Value
HONG KONG (continued)
930,000	Gemdale Properties & Investment Corp. Ltd.	$85,387
2,406,000	Get Nice Holdings Ltd.	73,635
918,000	Giordano International Ltd.	407,378
25,000	Glorious Property Holdings Ltd.(b)	1,211
220,000	Gold Peak Industries Holdings Ltd.	21,882
86,000	Goldlion Holdings Ltd.	33,887
7,050,000	G-Resources Group Ltd.(b)	44,951
98,000	Guangdong Investment Ltd.	174,956
18,000	Guoco Group Ltd.	302,986
535,600	Guotai Junan International Holdings Ltd.	96,985
83,000	Haier Electronics Group Co. Ltd.	173,368
13,255	Haitong International Securities Group Ltd.	4,327
128,000	Hang Lung Group Ltd.	314,697
133,267	Hanison Construction Holdings Ltd.	22,942
114,000	Harbour Centre Development Ltd.	207,300
21,000	Health and Happiness H&H International Holdings Ltd.(b)	119,435
75,500	HKBN Ltd.	113,222
65,441	HKC Holdings Ltd.	46,982
167,200	HKR International Ltd.	79,741
90,000	Hon Kwok Land Investment Co. Ltd.	42,808
9,600	Hong Kong Aircraft Engineering Co. Ltd.	87,590
305,651	Hongkong & Shanghai Hotels Ltd. (The)	420,166
135,500	Hopewell Holdings Ltd.	418,149
132,000	Hopson Development Holdings Ltd.	101,164
188,000	Hsin Chong Group Holdings Ltd.(a)(b)	1,573
220,000	Hua Han Health Industry Holdings Ltd.(a)(b)	5,948
527,000	Hutchison Telecommunications Hong Kong Holdings Ltd.	194,216
44,000	Hysan Development Co. Ltd.	206,199
175,000	IPE Group Ltd.	23,878
598,000	IT Ltd.	273,761
66,905	ITC Properties Group Ltd.	19,111
32,000	Jiayuan International Group Ltd.	56,149
95,125	Johnson Electric Holdings Ltd.	213,008
838,000	Joy City Property Ltd.	88,695
330,000	Ju Teng International Holdings Ltd.	83,321
6,002	K Wah International Holdings Ltd.	2,709
84,000	Kader Holdings Co. Ltd.	10,390
1,500,000	Kai Yuan Holdings Ltd.(b)	9,564

17

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
HONG KONG (continued)
308,500	Kerry Logistics Network Ltd.	$488,599
497,500	Kerry Properties Ltd.	1,563,817
150,200	Kingboard Chemical Holdings Ltd.	402,221
111,500	Kingboard Laminates Holdings Ltd.	85,310
74,000	Kingmaker Footwear Holdings Ltd.	15,948
336,000	Kingston Financial Group Ltd.	77,552
328,000	Kowloon Development Co. Ltd.	337,538
768,000	Kunlun Energy Co. Ltd.	871,620
43,180	Lai Fung Holdings Ltd.	53,962
41,495	Lai Sun Development Co. Ltd.	60,216
120,640	Lai Sun Garment International Ltd.	154,147
9,000	Lam Soon Hong Kong Ltd.	14,702
67,200	Landing International Development Ltd.(b)	13,968
68,000	Landsea Green Group Co. Ltd.	7,284
322,500	Langham Hospitality Investments and Langham Hospitality Investments Ltd.	114,739
24,000	Lee & Man Chemical Co. Ltd.	14,568
545,200	Lee & Man Paper Manufacturing Ltd.	466,503
13,500	Lee’s Pharmaceutical Holdings Ltd.	10,088
131,000	Lifestyle China Group Ltd.(b)	52,955
76,500	Lifestyle International Holdings Ltd.	132,086
571,702	Link REIT	5,066,761
10,000	Liu Chong Hing Investment Ltd.	14,435
106,000	Luk Fook Holdings International Ltd.	349,416
1,298,000	Magnificent Hotel Investment Ltd.	30,290
260,000	Man Wah Holdings Ltd.	119,690
3,700	Mandarin Oriental International Ltd.	6,993
2,600,000	Master Glory Group Ltd.(b)	5,968
153,000	Melco International Development Ltd.	261,440
118,000	Midland Holdings, Ltd.	19,862
109,000	Ming Fai International Holdings Ltd.	13,761
429,000	Mingfa Group International Co. Ltd.(a)(b)	3,080
702,000	Minmetals Land Ltd.	107,422
48,000	Miramar Hotel & Investment Co. Ltd.	83,000
1,150,000	Nan Hai Corp. Ltd.	26,690
2,390,000	New Provenance Everlasting Holdings Ltd.(b)	12,800
97,000	New World Department Store China Ltd.(b)	19,296
2,426,000	Newocean Energy Holdings Ltd.(b)	878,588
Shares		Value
HONG KONG (continued)
393,000	Nine Dragons Paper Holdings Ltd.	$374,861
95,164	NWS Holdings Ltd.	188,339
62,000	Overseas Chinese Town Asia Holdings Ltd.	17,631
1,340,246	Pacific Andes International Holdings Ltd.(a)(b)	4,683
614,000	Pacific Basin Shipping Ltd.	133,888
105,000	Pacific Textile Holdings Ltd.	105,911
201,240	Paliburg Holdings Ltd.	73,393
50,000	PAX Global Technology Ltd.	24,611
630,000	PC Partner Group Ltd.	235,388
6,363,071	PCCW Ltd.	3,489,082
616,000	Perfect Shape Medical Ltd.	151,605
368,000	Pico Far East Holdings Ltd.	124,357
322,000	Playmates Holdings Ltd.	41,882
4,216,000	Poly Property Group Co. Ltd.	1,258,034
835,000	Polytec Asset Holdings Ltd.	70,276
597,000	Pou Sheng International Holdings Ltd.	113,432
30,000	Public Financial Holdings Ltd.	12,127
862,000	PYI Corp. Ltd.(b)	12,751
30,000	Realord Group Holdings Ltd.(b)	17,406
314,200	Regal Hotels International Holdings Ltd.	169,081
46,000	Regina Miracle International Holdings, Ltd.	22,994
21,000	Road King Infrastructure Ltd.	32,403
207,484	SA SA International Holdings Ltd.	79,639
116,000	SAS Dragon Holdings Ltd.	35,353
36,495	Seaspan Corp.	326,265
90,516	Shanghai Industrial Holdings Ltd.	190,221
211,000	Shanghai Industrial Urban Development Group Ltd.	31,481
880,000	Shanghai Zendai Property Ltd.(b)	12,344
234,000	Shangri-La Asia Ltd.	319,283
120,000	Shenwan Hongyuan HK Ltd.	24,331
130,185	Shenzhen International Holdings Ltd.	249,017
268,659	Shenzhen Investment Ltd.	77,083
643,129	Shimao Property Holdings Ltd.	1,258,054
3,840,000	Shougang Fushan Resources Group Ltd.	773,685
652,000	Singamas Container Holdings Ltd.	104,760
1,956,000	Sino Biopharmaceutical Ltd.	1,753,477
61,000	SITC International Holdings Co. Ltd.	44,805
246,000	SJM Holdings Ltd.	198,571
126,878	Skyworth Digital Holdings Ltd.	29,285
261,643	SmarTone Telecommunications Holding Ltd.	363,006
182,386	SMI Holdings Group Ltd.(a)(b)	54,423

18

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
HONG KONG (continued)
200,000	SOCAM Development Ltd.(a)(b)	$48,457
1,740,000	South China Holdings Co. Ltd.(b)	47,705
269,212	SSY Group Ltd.	226,233
90,500	Stella International Holdings Ltd.	90,593
164,000	Summi Group Holdings, Ltd.	4,204
2,467,500	Sun Art Retail Group Ltd.	2,696,584
271,801	Sun Hung Kai & Co. Ltd.	122,349
844,000	Sunlight Real Estate Investment Trust REIT	507,996
66,000	Tao Heung Holdings, Ltd.	11,109
114,666	TCL Multimedia Technology Holdings Ltd.	46,645
35,500	Television Broadcasts Ltd.	74,876
93,500	Texhong Textile Group Ltd.	112,434
159,800	Tian An China Investment Co. Ltd.	85,178
1,146,000	Tianjin Port Development Holdings Ltd.	116,910
47,000	Tibet Water Resources Ltd.(b)	13,245
248,270	Tomson Group Ltd.	69,334
490,000	Tongda Group Holdings Ltd.	63,109
62,000	Top Spring International Holdings Ltd.	16,208
81,027	Towngas China Co. Ltd.	58,895
58,000	Tradelink Electronic Commerce Ltd.	8,432
80,800	Transport International Holdings Ltd.	200,919
233,000	TSC Group Holdings Ltd.(b)	14,262
100,000	Tsui Wah Holdings Ltd.	9,436
144,000	Union Medical Healthcare Ltd.	72,533
1,578,000	United Energy Group Ltd.	307,875
288,500	United Laboratories International Holdings Ltd. (The)	200,502
44,000	Up Energy Development Group Ltd.(a)(b)	136
65,000	Value Partners Group Ltd.	48,241
253,510	Valuetronics Holdings Ltd.	115,303
7,000	Vinda International Holdings Ltd.	9,980
152,000	Vitasoy International Holdings Ltd.	483,604
677,600	VSTECS Holdings Ltd.	320,570
318,700	VTech Holdings Ltd.	3,738,917
28,000	Wai Kee Holdings Ltd.	13,104
9,280,000	Wang On Group Ltd.(a)	86,387
68,622	Wasion Group Holdings Ltd.	33,690
68,000	Wing On Co. International Ltd.	226,321
220,000	Wing Tai Properties Ltd.	146,443
450,000	Xinyi Glass Holdings Ltd.	445,297
1,583,372	Yue Yuen Industrial Holdings Ltd.	4,330,980
646,946	Yuexiu Property Co. Ltd.	102,298
Shares		Value
HONG KONG (continued)
32,191	Yuexiu Transport Infrastructure Ltd.	$25,820
20,000	Zhongyu Gas Holdings Ltd.	13,517
162,000	Zhuguang Holdings Group Co. Ltd.(b)	29,954
306,000	Zhuhai Holdings Investment Group Ltd.	31,607
		63,818,063
HUNGARY — 0.0%
18,454	Magyar Telekom Telecommunications Plc	25,172
5,186	MOL Hungarian Oil & Gas Plc	54,384
1,854	Richter Gedeon Nyrt	34,473
		114,029
ICELAND — 0.1%
12,087	Israel Corp. Ltd. (The)	3,538,514
17,522,868	Isramco Negev 2 LP	1,931,362
3,561	Maytronics Ltd.	21,980
		5,491,856
INDIA — 0.6%
293	3M India Ltd.(b)	78,625
2,639	5Paisa Capital Ltd.(b)	6,451
1,487	Aarti Drugs Ltd.	11,894
4,102	Aarti Industries	72,019
1,662	ABB India Ltd.	28,750
2,871	ACC Ltd.	53,378
9,626	Adani Enterprises Ltd.	22,130
59,679	Adani Gas Ltd.(a)(b)	48,868
45,415	Adani Green Energy Ltd.(b)	24,352
473,621	Adani Ports and Special Economic Zone Ltd.	2,042,248
42,432	Adani Transmission Ltd(b)	95,514
12,792	Aegis Logistics Ltd.	37,557
2,325	AIA Engineering Ltd.	53,858
3,985	Ajanta Pharma Ltd.	57,036
250	Akzo Nobel India Ltd.	5,176
13,659	Alembic Pharmaceuticals Ltd.	110,258
2,907	Amara Raja Batteries Ltd.	29,278
4,489	Apar Industries Ltd.	33,468
8,379	Apollo Hospitals Enterprise Ltd.	129,297
42,987	Apollo Tyres Ltd.	127,197
50,716	Arvind Ltd.	235,216
152,423	Ashok Leyland Ltd.	236,431
3,306	Ashoka Buildcon Ltd.	5,088
3,992	Astral Polytechnik Ltd.	52,979
2,224	Atul Ltd.	99,391
42,094	Aurobindo Pharma Ltd.	450,598
6,484	Bajaj Corp. Ltd.	31,120
4,605	Bajaj Electricals Ltd.	30,179
13,089	Bajaj Holdings & Investment Ltd.	497,309
1,167	Balaji Amines Ltd.	7,164
10,262	Balkrishna Industries Ltd.	151,991
12,833	Balmer Lawrie & Co. Ltd.	33,790

19

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
INDIA (continued)
33,529	Bank of Baroda(b)	$50,172
600,288	Bank of India(b)	698,151
1,330	BASF India Ltd.	29,938
5,028	Bata India Ltd.	66,263
9,384	Berger Paints India Ltd.	35,521
19,283	Bharat Electronics Ltd.	24,265
4,628	Bharat Financial Inclusion Ltd.(b)	54,973
24,210	Bharat Forge Ltd.	191,499
1,441,341	Bharat Heavy Electricals Ltd.	1,340,080
129	Bharat Rasayan Ltd.	9,204
377,948	Bharti Airtel Ltd.	1,494,261
3,536	Birla Corp. Ltd.	27,109
4,707	Bliss Gvs Pharma Ltd.	10,764
634	Blue Dart Express Ltd.	24,016
12,029	Bombay Dyeing & Manufacturing Co. Ltd.	17,008
5,035	Brigade Enterprises Ltd.	10,895
6,303	Cadila Healthcare Ltd.	30,690
399,907	Canara Bank(b)	1,416,670
7,476	Carborundum Universal Ltd.	36,624
1,183	Care Ratings Ltd.	17,182
1,987	Ceat Ltd.	30,820
4,533	Century Plyboards India Ltd.	10,731
944	Century Textiles & Industries Ltd.	10,503
1,713	CESC Ltd.	16,099
57,473	Chambal Fertilizers and Chemicals Ltd.	111,767
56,756	Chennai Super Kings Cricket Ltd.(a)	324
6,538	Cholamandalam Investment and Finance Co. Ltd.	112,334
12,260	City Union Bank Ltd.	28,202
7,047	Coffee Day Enterprises Ltd.(b)	24,783
6,394	Colgate-Palmolive India Ltd.	96,630
5,782	Container Corp. Of India Ltd.	49,555
14,352	Coromandel International Ltd.	81,790
15,702	Cox & Kings Financial Service Ltd.(a)(b)	13,824
47,107	Cox & Kings Ltd.	130,055
435	Crisil Ltd.	8,487
23,809	Crompton Greaves Consumer Electricals Ltd.	68,663
2,991	Cummins India Ltd.	30,209
14,681	Cyient Ltd.	123,343
4,361	Dalmia Bharat Ltd.(b)	123,891
27,921	DCB Bank Ltd.	59,962
9,427	DCM Shriram Ltd.	52,505
9,279	Deepak Fertilizers & Petrochemicals Corp. Ltd.	24,714
4,866	Deepak Nitrite Ltd.	16,353
8,598	Delta Corp Ltd.	27,470
103,279	Dena Bank(b)	22,347
66,017	Dewan Housing Finance Corp. Ltd.	200,966
1,358,249	Dish TV India Ltd.	798,106
Shares		Value
INDIA (continued)
5,976	Dishman Carbogen Amcis Ltd.(b)	$18,948
9,900	Divi’s Laboratories Ltd.	198,750
1,197,476	DLF Ltd.	2,667,985
1,513	Dr Lal Pathlabs Ltd.	17,997
2,503	Dr Reddys Laboratories Ltd.	86,061
5,045	eClerx Services Ltd.	72,589
22,258	EID Parry India Ltd.	67,275
4,882	EIH Ltd.	10,689
3,704	Elgi Equipments Ltd.	12,463
12,392	Emami Ltd.	66,212
5,540	Engineers India Ltd.	8,668
9,996	Escorts Ltd.	84,759
41,758	Essel Propack Ltd.	49,582
37,997	Exide Industries Ltd.	136,711
9,451	FDC Ltd.(b)	25,728
89,105	Federal Bank Ltd.	99,715
4,296	Federal-Mogul Goetze India Ltd.(b)	24,032
11,892	Finolex Cables Ltd.	80,395
10,886	Finolex Industries Ltd.	80,476
92,745	Firstsource Solutions Ltd.	76,634
14,906	Fortis Healthcare Ltd.(b)	28,292
40,366	Future Retail Ltd.(b)	21,263
14,283	Future Retail Ltd.(b)	94,483
11,802	Gabriel India Ltd.	21,172
3,840	GAIL India Ltd.	19,435
708	Garware Technical Fibers Ltd.	11,390
8,390	Gateway Distriparks Ltd.	15,119
10,841	Gayatri Projects Ltd.(b)	27,650
7,704	GHCL Ltd.	23,707
220	Gillette India Ltd.	19,449
810	GlaxoSmithKline Consumer Healthcare Ltd.	76,701
522	GlaxoSmithKline Pharmaceuticals Ltd.	10,026
16,245	Glenmark Pharmaceuticals Ltd.	136,538
66,292	GMR Infrastructure Ltd.(b)	15,106
3,122	Godfrey Phillips India Ltd.	32,603
8,395	Graphite India Ltd.	108,041
6,972	Great Eastern Shipping Co. Ltd. (The)	29,535
16,172	Greaves Cotton Ltd.	25,402
770	Greenlam Industries Ltd.	9,546
5,192	Grindwell Norton Ltd.	34,900
16,530	Gruh Finance Ltd.	64,638
4,027	Gujarat Alkalies & Chemicals	29,302
6,920	Gujarat Ambuja Exports Ltd.	22,759
8,249	Gujarat Flourochemicals Ltd.	98,744
13,800	Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	62,053
27,992	Gujarat State Fertilizers & Chemicals Ltd.	39,634
30,829	Gujarat State Petronet Ltd.	74,628
1,481	Hatsun Agro Products Ltd.	12,369
9,482	Havells India Ltd.	82,811
20

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
INDIA (continued)
3,112	HEG Ltd.	$179,786
14,346	HeidelbergCement India Ltd.	27,433
23,347	Hexaware Technologies Ltd.	105,897
5,553	Hikal Ltd.	12,008
151,702	Himachal Futuristic Communications Ltd.	43,288
8,085	Himadri Speciality Chemical Ltd.	13,678
2,430	Hinduja Global Solutions Ltd.	21,591
6,439	Hindustan Petroleum Corp. Ltd.	19,519
207	Honeywell Automation India Ltd.	55,492
10,019	HSIL Ltd.	32,207
4,443	Huhtamaki PPL Ltd.	12,825
1,415	I G Petrochemicals Ltd.	8,325
40,703	IDBI Bank Ltd.(b)	32,587
41,116	IDFC Bank Ltd.	19,239
73,673	IDFC Ltd.	36,665
1,838	IFB Industries Ltd.(b)	21,997
49,462	IIFL Holdings Ltd.	307,695
3,350	India Glycols Ltd.	17,277
27,666	Indiabulls Real Estate Ltd.(b)	28,042
35,717	Indiabulls Ventures Ltd.	207,168
63,408	Indian Overseas Bank(b)	12,863
6,915	Indraprastha Gas Ltd.	24,997
1,747	Ingersoll-Rand India Ltd.	12,210
2,064	Inox Leisure Ltd.(b)	6,148
11,904	Intellect Design Arena Ltd.(b)	40,423
1,853	Interglobe Aviation Ltd.	22,275
2,682	International Paper APPM Ltd.(b)	17,653
5,383	Ipca Laboratories Ltd.	49,637
5,565	ITD Cementation India Ltd.	8,756
29,744	Jain Irrigation Systems Ltd. - DVR	28,600
33,310	Jamna Auto Industries Ltd.	32,231
133,928	Jaypee Infratech Ltd.(b)	4,256
7,369	JB Chemicals & Pharmaceuticals Ltd.	30,744
4,727	Jindal Poly Films Ltd.	17,260
29,253	Jindal Saw Ltd.	33,686
8,127	Jindal Stainless Hisar Ltd.(b)	10,732
60,947	Jindal Steel & Power Ltd.(b)	141,230
21,600	JK Paper Ltd.	49,396
13,585	JK Tyre & Industries Ltd.	19,125
103,647	JM Financial Ltd.	106,247
148,242	JSW Energy Ltd.(b)	130,209
12,134	Jubilant Foodworks Ltd.	177,797
22,225	Jubilant Life Sciences Ltd.	199,437
6,571	Just Dial Ltd.(b)	44,769
4,040	Jyothy Laboratories Ltd.	10,342
7,256	Kalpataru Power Transmission Ltd.	31,837
7,451	Kansai Nerolac Paints Ltd.	38,311
21,127	Karur Vysya Bank Ltd. (The)	22,786
2,611	Kaveri Seed Co. Ltd.(b)	17,597
Shares		Value
INDIA (continued)
22,177	KEC International Ltd.	$85,220
1,261	Kiri Industries Ltd.(b)	7,884
4,060	Kirloskar Oil Engines Ltd.	11,967
7,194	Kolte-Patil Developers Ltd.	23,831
40,378	KPIT Technologies Ltd.	120,896
2,402	KPR Mill Ltd.	19,466
4,012	KRBL Ltd.	18,681
39,001	L&T Finance Holdings Ltd.	67,380
366	Lakshmi Machine Works Ltd.	28,515
1,792	Larsen & Toubro Infotech Ltd.	42,809
4,104	LIC Housing Finance Ltd.	22,816
39,891	Mahindra & Mahindra Financial Services Ltd.	220,643
3,236	Mahindra CIE Automotive Ltd.(b)	11,604
1,572	Maithan Alloys Ltd.	10,973
77,559	Manappuram Finance Ltd.	83,805
41,135	Marksans Pharma Ltd.	16,077
1,731	Max Financial Services Ltd.(b)	8,830
11,396	Max Ltd.(b)	10,549
16,866	Meghmani Organics Ltd.	16,457
1,013	Merck Ltd.	42,558
6,474	Minda Industries Ltd.	27,123
32,437	MindTree Ltd.	373,237
1,610	Motilal Oswal Financial Services Ltd.	13,557
10,261	Mphasis Ltd.	136,954
310	MRF Ltd.	270,398
15,818	Muthoot Finance Ltd.	87,566
63,997	National Aluminium Co. Ltd.	59,025
17,565	Nava Bharat Ventures Ltd.	27,484
1,175	Navin Fluorine International Ltd.	10,346
3,720	Navneet Education Ltd.	5,559
70,325	NCC Ltd.	71,328
1,485	NESCO Ltd.	8,875
35,322	NHPC Ltd.	11,631
11,497	NIIT Technologies Ltd.	190,860
534	Nilkamal Ltd.	11,503
34,676	NOCIL Ltd.	72,733
2,785	Oberoi Realty Ltd.	15,945
1,978	OCL India Ltd.(b)	24,230
10,701	OMAXE Ltd.	30,803
1,101	Oracle Financial Sevices Software Ltd.	53,956
9,517	Oriental Bank of Commerce(b)	10,341
703	Page Industries Ltd.	280,017
7,587	Persistent Systems Ltd.	58,115
90,350	Petronet LNG Ltd.	275,772
765	Pfizer Ltd.	30,190
35,470	Phillips Carbon Black Ltd.	108,672
4,125	Phoenix Mills Ltd. (The)	30,871
7,720	PI Industries Ltd.	80,995
5,161	Piramal Enterprises Ltd.	151,651
3,217	Polyplex Corp. Ltd.	22,671
63,986	Power Finance Corp. Ltd.	82,638

21

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
INDIA (continued)
735	Power Mech Projects Ltd.	$8,708
6,135	Prabhat Dairy, Ltd.(b)	8,322
15,982	Prakash Industries Ltd.(b)	22,672
30,976	Prestige Estates Projects Ltd.	81,645
1,144	Procter & Gamble Hygiene & Health Care Ltd.	144,944
644,560	Punjab National Bank(b)	641,989
11,659	Radico Khaitan Ltd.	62,036
66,516	Rain Industries Ltd.	165,919
23,629	Rajesh Exports Ltd.	181,903
8,005	Rallis India Ltd.	18,447
10,488	Ramco Cements Ltd. (The)	85,051
1,209	Ramkrishna Forgings Ltd.	8,734
2,663	Ratnamani Metals & Tubes Ltd.	29,886
1,973	Raymond Ltd.	20,080
1,324	RBL Bank Ltd.	9,391
56,851	Redington India Ltd.	63,736
320,767	Reliance Capital Ltd.	1,049,341
196,181	Reliance Infrastructure Ltd.	951,522
47,774	Reliance Power Ltd.(b)	19,511
342	RP-SG Business Process Services Ltd.(a)(b)	2,241
1,027	RP-SG Retail Ltd.(a)	2,244
65,007	Rural Electrification Corp. Ltd.	102,330
9,678	Sadbhav Engineering Ltd.	26,968
17,495	Sanghi Industries Ltd.(b)	14,409
816	Sanofi India Ltd.	63,907
247	Schaeffler India Ltd.	16,801
2,386	Sharda Cropchem Ltd.	10,371
2,147	Shilpa Medicare Ltd.	11,250
23,618	Shriram Transport Finance Co. Ltd.	372,037
4,740	Simran Wind Project Ltd.(a)(b)	16,904
2,280	Siyaram Silk Mills Ltd.	10,889
15,463	SJVN Ltd.	5,866
1,544	SKF India Ltd.	37,257
7,855	Sobha Ltd.	47,547
965	Solara Active Pharma Sciences Ltd.(b)	4,235
6,931	Sona Koyo Steering Systems Ltd.	10,423
10,072	Sonata Software Ltd.	42,027
195,503	South Indian Bank Ltd. (The)	38,733
6,128	SRF Ltd.	160,027
2,533,526	Steel Authority of India Ltd.(b)	2,208,205
24,084	Sterlite Technologies Ltd.	124,174
2,179	Subros Ltd.	8,450
4,094	Sudarshan Chemical Industries	20,798
10,616	Sun TV Network Ltd.	93,426
6,937	Sundram Fasteners Ltd.	49,923
8,760	Sunteck Realty Ltd.	38,401
4,767	Supreme Industries Ltd.	63,493
8,752	Suven Life Sciences Ltd.	28,625
516	Swaraj Engines Ltd.	9,939
2,674	Syngene International Ltd.	20,941
13,420	TAKE Solutions Ltd.	29,446
Shares		Value
INDIA (continued)
13,597	Tata Chemicals Ltd.	$126,096
4,668	Tata Communications Ltd.	31,021
1,912	Tata Elxsi Ltd.	26,761
70,598	Tata Global Beverages Ltd.	207,989
1,013	Tata Metaliks Ltd.	8,861
21,136	Tata Steel Ltd.	158,309
4,213	TCI Express Ltd.	33,624
2,619	Thermax Ltd.	35,404
12,901	Ti Financial Holdings Ltd.	84,992
31,953	Time Technoplast Ltd.	48,635
970	Timken India Ltd.	6,869
3,938	Tinplate Co. of India Ltd. (The)	8,004
4,248	Torrent Pharmaceuticals Ltd.	95,800
6,133	Torrent Power Ltd.	21,378
6,820	Transport Corp. of India Ltd.	27,148
1,040	Trent Ltd.	4,525
5,808	Triveni Turbine Ltd.	7,953
344	TTK Prestige Ltd.	30,886
23,147	Tube Investments Of India Ltd.	91,640
5,542	TV Today Network Ltd.	30,635
2,204,686	TV18 Broadcast Ltd.(b)	1,115,089
13,016	TVS Motor Co. Ltd.	95,871
10,063	Uflex Ltd.	38,227
866,899	Union Bank of India(b)	898,611
4,097,166	Unitech Ltd.(b)	119,128
3,158	United Breweries Ltd.	52,099
30,545	United Spirits Ltd.(b)	238,263
63,786	UPL Ltd.	581,704
5,952	Vardhman Textiles Ltd.	81,345
305	Venky’s India Ltd.	10,285
1,185	Vesuvius India Ltd.	16,852
5,959	V-Guard Industries Ltd.	15,130
30,234	Vijaya Bank	17,970
830	Vinati Organics Ltd.	17,409
8,545	VIP Industries Ltd.	51,146
10,224	Voltas Ltd.	74,698
2,640	VRL Logistics Ltd.(b)	9,092
629	VST Industries Ltd.	26,983
420	VST Tillers Tractors Ltd.	10,313
368	WABCO India Ltd.	31,361
34,344	Welspun Corp. Ltd.	63,119
29,615	Welspun India Ltd.	23,610
8,145	West Coast Paper Mills Ltd.	43,107
17,620	Zensar Technologies Ltd.	61,120
888	Zydus Wellness Ltd.	14,203
		36,000,962
INDONESIA — 0.1%
890,900	Ace Hardware Indonesia Tbk PT	80,285
1,665,700	Adaro Energy Tbk PT	180,786
187,800	AKR Corporindo Tbk PT	42,742
517,329	Aneka Tambang Persero Tbk PT	23,140
28,100	Asahimas Flat Glass Tbk PT	8,151

22

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
INDONESIA (continued)
339,200	Asuransi Kresna Mitra Tbk PT(b)	$15,395
9,876,000	Bakrie Telecom Tbk PT(b)	32,482
547,016	Bank Danamon Indonesia Tbk PT	267,166
1,639,450	Bank Pan Indonesia Tbk PT(b)	117,007
646,600	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	76,133
1,160,500	Bank Pembangunan Daerah Jawa Timur Tbk PT	46,565
831,800	Bank Tabungan Negara Persero Tbk PT	115,995
60,500	Bank Tabungan Pensiunan Nasional Tbk PT	14,605
2,259,900	Barito Pacific Tbk PT	278,725
590,500	Bukit Asam Persero Tbk PT	165,080
456,700	Bumi Serpong Damai Tbk PT(b)	33,045
3,060,801	Ciputra Development Tbk PT	165,095
644,973	Citra Marga Nusaphala Persada Tbk PT(b)	56,214
2,833,200	Energi Mega Persada Tbk PT(b)	18,823
374,800	Erajaya Swasembada Tbk PT	41,912
47,800	Fajar Surya Wisesa Tbk PT	23,896
870,500	Gajah Tunggal Tbk PT(b)	35,501
2,616,900	Hanson International Tbk PT(b)	20,828
852,400	Holcim Indonesia Tbk PT(b)	102,327
559,700	Indah Kiat Pulp and Paper Corp. Tbk PT	468,488
365,600	Indika Energy Tbk PT	53,869
101,500	Indo Tambangraya Megah Tbk PT	166,246
13,200	Indocement Tunggal Prakarsa Tbk PT	15,021
304,900	Indofood Sukses Makmur Tbk PT	119,834
1,282,400	Japfa Comfeed Indonesia Tbk PT	171,240
69,709	Jasa Marga Persero Tbk PT	19,029
8,204,340	Kawasan Industri Jababeka Tbk PT(b)	119,807
883,300	Kresna Graha Investama PT Tbk(b)	36,314
1,793,275	Mayora Indah Tbk PT	300,796
2,726,300	Medco Energi Internasional Tbk PT(b)	147,053
310,900	Media Nusantara Citra Tbk PT	15,951
1,313,000	Mitra Adiperkasa Tbk PT	69,094
2,498,100	MNC Investama Tbk PT(b)	12,653
1,155,000	Mnc Land Tbk PT(b)	10,408
1,593,400	Pakuwon Jati Tbk PT	50,099
332,600	Pan Brothers Tbk PT	12,142
1,705,900	Panin Financial Tbk PT(b)	30,746
347,200	Perusahaan Gas Negara Persero Tbk	50,701
Shares		Value
INDONESIA (continued)
546,000	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	$46,331
139,100	PP Persero Tbk PT	12,169
3,409,900	Rimo International Lestari Tbk PT(b)	35,215
463,300	Salim Ivomas Pratama Tbk PT	14,019
157,200	Selamat Sempurna Tbk PT	15,252
164,100	Semen Indonesia Persero Tbk PT	97,149
49,400	Siloam International Hospitals Tbk PT(b)	7,474
117,500	Sinar Mas Agro Resources & Technology Tbk PT(a)	32,307
1,203,400	Sri Rejeki Isman Tbk PT	28,655
292,700	Sumber Alfaria Trijaya Tbk PT	14,536
523,400	Summarecon Agung Tbk PT	20,657
914,900	Timah Tbk PT	38,817
586,900	Tiphone Mobile Indonesia Tbk PT	24,708
141,600	Tower Bersama Infrastructure Tbk PT	43,591
4,875,000	Truba Alam Manunggal Engineering PT(a)(b)	0
1,281,200	Tunas Baru Lampung Tbk PT	75,005
539,500	Tunas Ridean Tbk PT	40,721
156,900	Vale Indonesia Tbk PT(b)	30,136
1,429,700	Waskita Beton Precast Tbk Pt	29,906
439,785	Waskita Karya Persero Tbk PT	41,657
440,200	Wijaya Karya Beton Tbk PT	8,687
392,700	Wijaya Karya Persero Tbk PT	28,414
290,600	XL Axiata Tbk PT(b)	50,082
		4,566,877
IRAN — 0.0%
5,111	Permanent TSB Group Holdings Plc(b)	10,999
IRELAND — 1.7%
1,067,750	Allegion Plc(a)	91,538,208
549,198	Bank Of Ireland Group Plc	3,897,117
99,747	C&C Group Plc	370,567
34,410	COSMO Pharmaceuticals NV(a)(b)	4,332,213
9,580	DCC Plc	822,262
5,572	FBD Holdings Plc	67,844
45,106	Glanbia Plc	798,011
68,306	Grafton Group Plc - Units	632,115
83,881	Greencore Group Plc	202,854
16,165	IFG Group Plc	30,119
55,324	Inmobiliaria Colonial SA, REIT	87,101
25,492	Irish Continental Group Plc - Units	150,141
18,418	Kingspan Group Plc	801,064
11,560	Paddy Power Betfair Plc	997,714
107,299	Smurfit Kappa Group Plc	3,497,678
4,022	Tarsus Group Plc	14,395

23

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
IRELAND (continued)
39,474	UDG Healthcare Plc	$318,880
		108,558,283
ISLE OF MAN — 0.0%
60,538	GVC Holdings Plc	725,048
ISRAEL — 1.0%
504	Africa Israel Properties Ltd.(b)	13,102
7,252	Airport City Ltd.(b)	84,516
931	Alrov Properties and Lodging Ltd.	28,642
3,097	Amot Investments Ltd.	15,394
20,362	Arko Holdings Ltd.(b)	10,482
2,636	Ashtrom Group Ltd.	11,189
3,712	AudioCodes Ltd.	45,942
9,420	Azorim-Investment Development & Construction Co. Ltd.(b)	8,397
28	Bayside Land Corp.	12,036
54,210	Bezeq The Israeli Telecommunication Corp. Ltd.	62,344
3,304	Big Shopping Centers Ltd.	215,479
10,597	Cellcom Israel Ltd.(b)	66,946
337,263	Check Point Software Technologies Ltd.(b)	37,436,193
7,778	Clal Insurance Enterprise Holdings Ltd.(b)	129,220
55,100	Cyberark Software Ltd.(b)	3,761,126
310	Danel Adir Yeoshua Ltd.	14,784
9,651	Delek Automotive Systems Ltd.	54,354
807	Delek Group Ltd.	135,568
3,947	Delta-Galil Industries Ltd.	110,563
470	Dexia Israel Bank Ltd.	86,928
9,680	Direct Insurance Financial Investments Ltd.	109,165
2,916	Dor Alon Energy in Israel 1988 Ltd.	40,590
134,207	El Al Israel Airlines(b)	38,568
905	Electra Ltd.	219,325
30,502	Enlight Renewable Energy Ltd.(b)	15,153
5,150	FIBI Holdings Ltd.	137,311
14,334	First International Bank of Israel Ltd.	309,007
3,036	Formula Systems 1985 Ltd.	118,099
969	Fox Wizel Ltd.	18,347
1,314	Gilat Satellite Networks Ltd.(b)	12,505
4,586	Hadera Paper Ltd.	335,334
540	Ham-Let Israel-Canada Ltd.	13,589
43,055	Harel Insurance Investments & Financial Services Ltd.	315,634
20,263	Hilan Ltd.	476,908
2,862	Inrom Construction Industries Ltd.	9,987
1,477,454	Israel Discount Bank Ltd. - Class A	4,833,694
834	Israel Land Development Co. Ltd. (The)(b)	6,612
Shares		Value
ISRAEL (continued)
187,135	Jerusalem Economy Ltd.(b)	$502,619
4,804	Jerusalem Oil Exploration(b)	276,757
67,901	Kamada Ltd.(b)	365,256
395	Kerur Holdings Ltd.(b)	10,140
4,100	Magic Software Enterprises Ltd.	33,948
16,429	Matrix IT Ltd.	191,194
4,819	Meitav DS Investments Ltd.	14,496
1,459	Melisron Ltd.	61,882
15,752	Menora Mivtachim Holdings Ltd.	175,058
51,728	Migdal Insurance & Financial Holding Ltd.	57,334
262,166	Mizrahi Tefahot Bank Ltd.	4,417,534
7,596	Naphtha Israel Petroleum Corp. Ltd.(b)	47,684
736	Neto ME Holdings Ltd.(b)	60,525
5,915	Norstar Holdings, Inc.	93,070
7,762	Nova Measuring Instruments Ltd.(b)	171,459
1,397,523	Oil Refineries Ltd.	664,226
23,322	Partner Communications Co. Ltd.(b)	118,245
22,962	Paz Oil Co. Ltd.	3,438,266
16,169	Phoenix Holdings Ltd. (The)	89,585
1,121	Plasson Industries Ltd.	52,918
715	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	36,482
834	Scope Metals Group Ltd.	22,488
68,879	Shikun & Binui Ltd.(b)	131,264
267,380	Shufersal Ltd.	1,699,223
6,039	Strauss Group Ltd.	132,522
3,075	Summit Real Estate Holdings Ltd.	27,759
22,461	Taptica international Ltd.	86,129
3,836	Tower Semiconductor Ltd.(b)	59,476
6,295	Union Bank of Israel(b)	28,244
		62,378,816
ITALY — 0.7%
898,515	A2A SpA	1,449,710
29,106	ACEA SpA	382,744
16,206	Aeffe SpA(b)	41,484
108,151	Amplifon SpA	1,918,296
46,944	Anima Holding SpA	196,732
29,684	Ansaldo STS SpA(b)	426,992
918	Aquafil SpA	10,658
189,750	Arnoldo Mondadori Editore SpA(b)	327,967
37,115	Ascopiave SpA	121,910
40,350	Astaldi SpA(b)	25,593
25,567	Autogrill SpA	251,792
1,023	Avio SpA	13,302
24,351	Azimut Holding SpA	300,219
21,501	Banca Farmafactoring SpA	110,806
13,495	Banca Generali SpA	260,304
5,378	Banca IFIS SpA	94,660

24

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
ITALY (continued)
36,629	Banca Mediolanum SpA	$212,624
145,178	Banca Popolare di Sondrio SCPA	458,445
90,926	Banca Profilo SpA	16,787
41,451	Banca Sistema SpA	78,875
539,634	Banco BPM SpA(b)	1,015,225
10,567	Banco di Desio e della Brianza SpA	21,663
12,854	BasicNet SpA	68,573
22,339	BE	21,127
4,057	Biesse SpA	93,465
225,032	BPER Banca	855,891
31,509	Brembo SpA	349,033
2,597	Brunello Cucinelli SpA	88,980
38,478	Buzzi Unicem SpA	739,802
52,954	Cairo Communication SpA	167,639
1,027	Cembre SpA	23,381
28,463	Cementir Holding SpA	175,055
40,991	Cerved Information Solutions SpA	327,087
216,670	CIR-Compagnie Industriali Riunite SpA	230,685
36,420	Credito Emiliano SpA	217,392
1,875,197	Credito Valtellinese SpA(b)	196,251
5,049	Danieli & C Officine Meccaniche SpA	94,359
4,885	Datalogic SpA	143,580
78,394	Davide Campari-Milano SpA	603,345
9,415	De’ Longhi SpA	249,534
34,112	DeA Capital SpA	49,687
20,280	DiaSorin SpA	1,924,888
1,857	Digital Bros SpA	19,098
407	El.En. SpA	7,975
725	Elica SpA(b)	1,555
36,933	Emak SpA	51,202
34,953	ERG SpA	652,828
50,866	Esprinet SpA	223,539
109,307	Eurotech SpA(b)	466,748
380,854	Falck Renewables SpA	771,293
67,542	Fiera Milano SpA(b)	292,234
1,599	Fila SpA	28,470
774,013	Fincantieri SpA	1,130,042
67,104	FinecoBank Banca Fineco SpA	702,742
92,532	FNM SpA	52,822
1,338	Gefran SpA	9,684
21,426	Geox SpA	38,756
4,336	Gruppo Mutuionline SpA	77,301
445,696	Hera SpA	1,231,748
4,618	Immobiliare Grande Distribuzione SIIQ SpA, REIT	32,602
172,287	IMMSI SpA(b)	82,447
3,035	Industria Macchine Automatiche SpA	182,363
22,679	Infrastrutture Wireless Italiane SPA	157,976
8,170	Interpump Group SpA	235,969
Shares		Value
ITALY (continued)
61,258	Iren SpA	$132,731
34,122	Italgas SpA	176,313
91,700	Juventus Football Club SpA(b)	97,268
4,568	La Doria SpA	49,721
218,720	Leonardo SpA	2,375,749
155,481	Maire Tecnimont SpA	681,173
1,779	Mariella Burani SpA(a)	0
12,361	MARR SpA	299,333
6,123	Massimo Zanetti Beverage Group SpA	41,888
462,698	Mediaset SpA(b)	1,394,556
185,015	Mediobanca Banca di Credito Finanziario SpA	1,624,479
30,228	Moncler SpA	1,051,093
4,696	Mondo TV SpA(b)	17,925
1,560	Newron Pharmaceuticals SpA(b)	13,321
3,949	Nice SpA	12,390
48,389	Parmalat SpA	149,076
439,177	Piaggio & C SpA	940,642
300,306	Poste Italiane SpA	2,159,888
1,015	Prima Industrie SpA	25,005
42,054	Prysmian SpA	817,369
15,155	RAI Way SpA	78,531
19,423	Recordati SpA	658,220
106,156	Reno de Medici SpA	104,245
3,324	Reply SpA	184,330
42,269	Retelit SpA	67,840
31,219	Rizzoli Corriere Della Sera Mediagroup SpA(b)	31,753
5,261	Sabaf SpA	77,942
1,494	SAES Getters SpA	29,951
134,996	Saipem SpA(b)	739,283
18,933	Salini Impregilo SpA	41,774
9,274	Salvatore Ferragamo SpA	219,642
326,273	Saras SpA	636,737
6,627	Servizi Italia SpA	25,521
4,505	Sesa SpA	122,461
53,713	Societa Cattolica di Assicurazioni SCRL	434,685
60,597	Societa Iniziative Autostradali e Servizi SpA	855,190
35,965	Sogefi SpA(b)	64,118
15,067	SOL SpA	181,577
10,456	Technogym SpA	114,403
1,379	Tecnoinvestimenti SpA	9,918
116,292	Terna Rete Elettrica Nazionale SpA	601,290
3,726	Tod’s SpA	228,104
6,610	Uni Land SpA(a)	0
2,624	Unieuro SpA	31,801
348,379	Unione di Banche Italiane SpA	1,065,391
328,850	Unipol Gruppo SpA	1,325,248
430,033	UnipolSai Assicurazioni SpA	940,540
7,155	Zignago Vetro SpA	66,534
		41,802,885

25

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
JAPAN — 8.2%
52,900	77 Bank Ltd. (The)	$1,095,647
41,300	A&D Co. Ltd.	299,039
4,600	Achilles Corp.	91,564
10,200	Adastria Co. Ltd.	166,151
93,243	ADEKA Corp.	1,385,816
2,500	Ad-sol Nissin Corp.	47,437
3,800	Advan Co. Ltd.	38,291
700	Advance Create Co. Ltd.	13,009
1,800	Advanex, Inc.	31,203
274,400	Advantest Corp.	5,060,721
300	Adventure, Inc.	19,781
13,900	Aeon Delight Co. Ltd.	465,653
27,700	Aeon Fantasy Co. Ltd.	864,129
4,700	Aeon Mall Co. Ltd.	87,015
4,400	Aeria, Inc.	25,152
71,300	Ahresty Corp.	453,070
3,900	Ai Holdings Corp.	74,450
5,900	Aica Kogyo Co. Ltd.	175,690
3,700	Aichi Bank Ltd. (The)	141,494
11,300	Aichi Corp.	67,098
5,500	Aichi Steel Corp.	194,488
1,600	Aichi Tokei Denki Co. Ltd.	58,705
9,500	Aida Engineering Ltd.	78,300
6,500	Aidma Marketing Communication Corp.	36,868
23,600	Aiful Corp.(b)	62,328
3,800	Ain Holdings, Inc.	297,709
6,600	Aiphone Co. Ltd.	86,218
41,700	Air Water, Inc.	676,676
4,700	Airport Facilities Co. Ltd.	25,076
31,900	Aisan Industry Co. Ltd.	239,741
7,700	Akatsuki Corp.	24,294
300	Akatsuki, Inc.	11,752
29,200	Akebono Brake Industry Co. Ltd.(b)	58,744
7,800	Akita Bank Ltd. (The)	181,252
1,000	Albis Co. Ltd.	25,976
7,500	Alconix Corp.	85,811
5,900	Alinco, Inc.	53,387
12,800	Alpen Co. Ltd.	215,309
2,800	Alpha Corp.	33,872
8,900	AlphaPolis Co. Ltd.(b)	145,132
6,600	Alps Logistics Co. Ltd.	50,362
25,700	Altech Corp.	513,385
39,700	Amada Holdings Co. Ltd.	374,359
10,100	Amano Corp.	214,827
500	Amiyaki Tei Co. Ltd.	17,614
1,000	Amuse, Inc.	25,506
3,700	Anest Iwata Corp.	35,382
1,200	Anicom Holdings, Inc.	38,339
4,300	Anritsu Corp.	65,242
21,000	AOI TYO Holdings, Inc.	231,710
20,300	AOKI Holdings, Inc.	268,064
5,000	Aomori Bank Ltd. (The)	136,482
11,900	Aoyama Trading Co. Ltd.	360,686
Shares		Value
JAPAN (continued)
600	Aoyama Zaisan Networks Co. Ltd.	$8,348
5,200	Aozora Bank Ltd.	179,501
1,400	Apaman Co. Ltd.	14,529
6,100	Arakawa Chemical Industries Ltd.	85,849
9,300	Arata Corp.	421,997
12,300	Arcland Sakamoto Co. Ltd.	161,878
29,200	Arcland Service Holdings Co., Ltd.	597,793
35,538	Arcs Co. Ltd.	862,348
700	Arealink Co. Ltd.	10,342
700	Ariake Japan Co. Ltd.	62,037
2,100	Artnature, Inc.	12,339
4,090	As One Corp.	290,706
2,800	Asahi Broadcasting Corp.	19,058
3,100	Asahi Co. Ltd.	37,337
32,800	Asahi Diamond Industrial Co. Ltd.	207,262
4,350	Asahi Holdings, Inc.	93,103
1,800	Asahi Kogyosha Co. Ltd.	52,244
29,200	Asahi Yukizai Corp.	577,608
2,900	Asante, Inc.	57,802
2,400	Asanuma Corp.	69,447
6,900	Asax Co. Ltd.	36,079
2,700	Ashimori Industry Co. Ltd.	44,699
31,900	Asia Pile Holdings Corp.	183,764
11,900	Asics Corp.	172,961
4,700	ASKA Pharmaceutical Co. Ltd.	61,981
900	ASKUL Corp.	24,806
1,400	Asti Corp.	23,686
1,500	Asukanet Co. Ltd.	16,976
6,700	Asunaro Aoki Construction Co. Ltd.	59,616
9,800	Ateam, Inc.	186,907
10,200	Atom Corp.	90,488
15,400	Autobacs Seven Co. Ltd.	247,716
5,500	Avant Corp.	75,309
63,300	Avex, Inc.	852,153
12,700	Awa Bank Ltd. (The)	346,103
3,800	Axial Retailing, Inc.	124,607
22,400	Azbil Corp.	417,289
19,900	Bando Chemical Industries Ltd.	230,507
11,700	Bank of Iwate Ltd. (The)	446,391
10,600	Bank of Kyoto Ltd. (The)	478,167
3,700	Bank of Nagoya Ltd. (The)	117,065
11,000	Bank of Okinawa Ltd. (The)	368,015
9,500	Bank of Saga Ltd. (The)	183,206
96,700	Bank of the Ryukyus Ltd.	1,102,964
2,200	Belc Co. Ltd.	112,306
34,400	Bell System24 Holdings, Inc.	454,866
17,300	Belluna Co. Ltd.	171,873
7,700	Benefit One, Inc.	198,241
4,700	Benesse Holdings, Inc.	131,001
400	Bengo4.Com, Inc.(b)	11,114
8,700	Bic Camera, Inc.	115,116

26

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
JAPAN (continued)
500	Biofermin Pharmaceutical Co. Ltd.	$12,749
42,400	BML, Inc.	1,166,766
5,300	Bookoff Group Holdings Ltd.	34,477
700	Bp Castrol Kk	9,008
1,600	Br Holdings Corp.	6,055
7,700	Broadband Tower, Inc.	20,541
26,000	Broadleaf Co. Ltd.	150,237
1,600	BRONCO BILLY Co. Ltd.	41,420
17,500	Brother Industries Ltd.	321,199
24,100	Bunka Shutter Co. Ltd.	168,947
1,200	C Uyemura & Co. Ltd.	76,678
900	Can Do Co. Ltd.	13,201
3,100	Canon Electronics, Inc.	56,871
153,737	Canon Marketing Japan, Inc.	2,914,374
100,200	Capcom Co. Ltd.	2,081,524
52,000	CareerIndex, Inc.	718,926
5,300	Carlit Holdings Co. Ltd.	42,180
3,900	Casa, Inc.	43,032
68,700	Casio Computer Co. Ltd.	1,038,095
3,700	Cawachi Ltd.	68,698
57,300	Central Glass Co. Ltd.	1,239,084
500	Central Security Patrols Co. Ltd.	23,486
1,300	Central Sports Co. Ltd.	45,394
97,100	Chiba Kogyo Bank Ltd. (The)	384,665
2,900	Chilled & Frozen Logistics Holdings Co. Ltd.	33,335
3,100	Chino Corp.	35,221
4,000	Chiyoda Co. Ltd.	77,210
2,900	Chiyoda Integre Co. Ltd.	58,162
3,800	Chori Co. Ltd.	62,809
9,900	Chubu Shiryo Co. Ltd.	120,729
6,000	Chuetsu Pulp & Paper Co. Ltd.	80,241
150,500	Chugai Mining Co. Ltd.(b)	26,676
25,600	Chugoku Bank Ltd. (The)	230,964
9,700	Chugoku Electric Power Co., Inc. (The)	124,823
21,700	Chugoku Marine Paints Ltd.	174,431
19,200	Chukyo Bank Ltd. (The)	386,944
40,800	CI Takiron Corp.	209,361
4,600	Ci:z Holdings Co. Ltd.	238,898
224,900	Citizen Watch Co. Ltd.	1,293,571
12,600	CKD Corp.	145,168
900	Ck-San-Etsu Co. Ltd.	24,048
4,200	Clarion Co. Ltd.	91,902
7,000	Cleanup Corp.	42,620
14,000	CMIC Holdings Co. Ltd.	260,557
18,300	CMK Corp.	117,745
5,190	Cocokara Fine, Inc.	285,637
9,200	COLOPL Inc.	56,748
6,400	Colowide Co. Ltd.	155,923
95,700	Computer Engineering & Consulting Ltd.	2,054,198
15,400	COMSYS Holdings Corp.	429,237
12,000	Comture Corp.	365,312
27,400	CONEXIO Corp.	395,331
Shares		Value
JAPAN (continued)
6,500	COOKPAD, Inc.	$23,849
2,800	Cosel Co. Ltd.	28,785
38,800	Cosmo Energy Holdings Co. Ltd.	1,442,513
5,000	Cosmos Initia Co. Ltd.	27,208
2,100	Cosmos Pharmaceutical Corp.	429,361
900	Cota Co. Ltd.	11,869
2,200	CRE, Inc./Japan	19,420
45,500	Create Restaurants Holdings, Inc.	481,473
5,400	Create SD Holdings Co. Ltd.	137,016
36,500	Credit Saison Co. Ltd.	581,296
2,000	Creek & River Co. Ltd.	18,469
400	Cresco Ltd.	11,291
4,700	CTI Engineering Co. Ltd.	62,939
2,700	Cts Co. Ltd.	14,525
15,100	Cube System, Inc.	115,222
54,100	Cybozu, Inc.	345,692
210	DA Office Investment Corp. REIT	1,282,315
9,600	Dai Nippon Toryo Co. Ltd.	97,161
9,100	Daibiru Corp.	91,940
27,100	Daicel Corp.	287,008
3,000	Dai-Dan Co. Ltd.	70,643
19,100	Daido Kogyo Co. Ltd.	181,461
13,000	Daido Metal Co. Ltd.	99,313
14,800	Daido Steel Co. Ltd.	609,917
10,000	Daihatsu Diesel Manufacturing Co. Ltd.	59,290
6,000	Daihen Corp.	140,488
28,200	Daiho Corp.	777,259
7,200	Daiichi Jitsugyo Co. Ltd.	238,011
5,700	Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	55,972
3,600	Dai-ichi Seiko Co. Ltd.	45,688
6,600	Daiichikosho Co. Ltd.	304,161
4,600	Daiken Corp.	84,144
13,200	Daiken Medical Co. Ltd.	98,267
19,000	Daiki Aluminium Industry Co. Ltd.	109,957
19,500	Daikoku Denki Co. Ltd.	277,374
700	Daikokutenbussan Co. Ltd.	26,180
11,000	Daikyo, Inc.	288,758
5,800	Daikyonishikawa Corp.	55,515
6,000	Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	177,604
37,000	Daio Paper Corp.	480,392
1,600	Daiohs Corp.	18,718
4,910	Daiseki Co. Ltd.	116,359
9,750	Daishi Hokuetsu Financial Group, Inc.	350,822
1,200	Daisue Construction Co. Ltd.	12,943
5,700	Daito Bank Ltd. (The)	46,677
6,300	Daito Electron Co. Ltd.	107,982
20,660	Daito Pharmaceutical Co. Ltd.	618,875
31,900	Daiwabo Holdings Co. Ltd.	1,885,700

27

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
JAPAN (continued)
1,000	Daiyu Lic Holdings Co. Ltd.	$9,439
280,370	DCM Holdings Co. Ltd.	2,723,317
700	Dd Holdings Co. Ltd.	14,083
29,200	DeNA Co. Ltd.	487,551
33,200	Denka Co. Ltd.	1,082,785
5,700	Denyo Co. Ltd.	85,979
144,545	Descente Ltd.	3,786,724
18,900	Dexerials Corp.	162,644
37,400	DIC Corp.	1,105,411
1,400	Digital Arts, Inc.	64,147
154,000	Digital Garage, Inc.	4,210,484
37,300	Dip Corp.	812,544
4,600	DKS Co. Ltd.	100,940
9,000	DMG Mori Co. Ltd.	130,412
4,000	Doshisha Co. Ltd.	82,421
5,674	Doutor Nichires Holdings Co. Ltd.	100,924
16,400	Dowa Holdings Co. Ltd.	478,912
800	Dream Incubator, Inc.	12,826
400	DSB Co. Ltd.	1,829
3,200	DTS Corp.	111,171
62,700	Duskin Co. Ltd.	1,426,983
3,700	DyDo Group Holdings, Inc.	187,894
400	Dynic Corp.	2,978
9,400	Eagle Industry Co. Ltd.	109,549
35,500	Ebara Corp.	1,038,242
1,400	Ebara Jitsugyo Co. Ltd.	23,339
18,800	Ebase Co. Ltd.	283,245
5,700	eBook Initiative Japan Co. Ltd.(b)	94,516
7,400	Eco’s Co Ltd/Japan	129,984
227,001	EDION Corp.	2,385,990
1,400	EF-ON, Inc.	13,413
2,800	eGuarantee, Inc.	26,081
800	E-Guardian, Inc.	16,966
14,600	Ehime Bank Ltd. (The)	150,872
8,000	Eidai Co. Ltd.	33,252
4,100	Eighteenth Bank Ltd. (The)	111,734
5,200	Eiken Chemical Co. Ltd.	116,319
600	Elan Corp.	14,724
33,000	Elecom Co. Ltd.	783,214
1,200	Elematec Corp.	25,652
9,000	Em Systems Co. Ltd.	92,126
4,200	Endo Lighting Corp.	29,108
700	Enigmo, Inc.(b)	12,488
3,000	en-japan, Inc.	119,910
2,700	Enomoto Co. Ltd.	22,182
2,700	Enshu Ltd.(b)	35,080
17,400	EPS Holdings Inc.	339,719
2,200	eRex Co. Ltd.	18,328
4,800	Es-Con Japan Ltd.	28,417
1,800	Escrit, Inc.	11,231
4,200	ESPEC Corp.	74,445
2,300	Excel Co. Ltd.	39,341
39,100	Exedy Corp.	965,415
5,200	Ezaki Glico Co. Ltd.	258,998
Shares		Value
JAPAN (continued)
131,900	F@N Communications, Inc.	$731,771
3,000	FALCO HOLDINGS Co. Ltd.	44,268
43,200	FCC Co. Ltd.	1,069,711
95,880	Feed One Co. Ltd.	163,149
13,400	Ferrotec Holdings Corp.	121,489
26,400	FIDEA Holdings Co. Ltd.	35,563
2,400	Fields Corp.	17,952
9,300	Financial Products Group Co. Ltd.	90,911
19,800	First Bank of Toyama Ltd. (The)	74,227
1,100	First Juken Co. Ltd.	11,669
800	Fixstars Corp.	8,671
13,300	FJ Next Co. Ltd.	98,422
20,100	Foster Electric Co. Ltd.	292,678
2,200	FP Corp.	112,891
8,000	France Bed Holdings Co. Ltd.	67,568
1,900	Freebit Co. Ltd.	14,953
700	Freund Corp.	5,447
185	Frontier Real Estate Investment Corp. REIT	709,111
7,100	F-Tech, Inc.	69,594
1,200	Ftgroup Co. Ltd.	15,144
41,480	Fudo Tetra Corp.	631,565
3,700	Fuji Co. Ltd.	69,419
10,600	Fuji Corp. Ltd.	80,978
1,400	Fuji Corp./Miyagi	25,684
1,800	Fuji Die Co. Ltd.	13,113
6,000	Fuji Kyuko Co. Ltd.	175,212
51,600	Fuji Media Holdings, Inc.	837,783
184,700	Fuji Oil Co. Ltd.	713,690
9,600	Fuji Oil Holdings, Inc.	276,935
4,400	Fuji Pharma Co. Ltd.	69,177
5,800	Fuji Seal International, Inc.	176,054
21,300	Fuji Soft, Inc.	977,835
3,900	Fujibo Holdings, Inc.	113,369
2,700	Fujicco Co. Ltd.	61,928
10,700	Fujikura Kasei Co. Ltd.	60,027
159,300	Fujikura Ltd.	687,545
8,800	Fujikura Rubber Ltd.	42,193
28,000	Fujimi, Inc.	639,979
4,600	Fujimori Kogyo Co. Ltd.	133,717
1,000	Fujio Food System Co. Ltd.	18,212
39,000	Fujisash Co. Ltd.	32,836
2,100	Fujita Kanko, Inc.	57,323
14,100	Fujitec Co. Ltd.	153,702
6,200	Fujitsu Frontech Ltd.	69,069
8,000	Fujitsu General Ltd.	119,466
1,200	Fujiya Co. Ltd.	25,971
7,000	FuKoKu Co. Ltd.	57,199
2,000	Fukuda Corp.	82,244
4,300	Fukui Bank Ltd. (The)	81,515
49,900	Fukui Computer Holdings, Inc.	791,607
17,800	Fukuoka Financial Group, Inc.	438,867
7,400	Fukushima Bank Ltd. (The)(b)	39,546
3,100	Fukushima Industries Corp.	141,215

28

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
JAPAN (continued)
10,800	Fukuyama Transporting Co. Ltd.	$417,796
12,600	Full Speed, Inc.(b)	73,366
23,500	FULLCAST Holdings Co. Ltd.	441,113
1,000	Fumakilla Ltd.	13,755
5,400	Funai Soken Holdings, Inc.	114,523
4,700	Furukawa Battery Co. Ltd. (The)	35,364
7,400	Furukawa Co. Ltd.	91,815
26,400	Furukawa Electric Co. Ltd.	714,778
98,900	Furuno Electric Co. Ltd.	1,176,264
4,000	Furusato Industries Ltd.	64,306
5,700	Furyu Corp.	45,717
3,500	Fuso Chemical Co. Ltd.	69,978
1,100	Fuso Pharmaceutical Industries Ltd.	26,253
28,500	Futaba Industrial Co. Ltd.	156,095
49,500	Future Corp.	673,395
8,900	Fuyo General Lease Co. Ltd.	494,554
900	G-7 Holdings, Inc.	20,411
1,200	GA technologies Co. Ltd./Japan(b)	25,811
6,700	Gakken Holdings Co. Ltd.	339,053
900	Gakkyusha Co. Ltd.	13,751
1,700	Gakujo Co. Ltd.	22,358
17,600	Gecoss Corp.	167,834
23,400	Genki Sushi Co. Ltd.	1,269,181
800	Genky DrugStores Co. Ltd.	25,879
25,000	Geo Holdings Corp.	382,195
3,800	Geostr Corp.	16,906
2,100	Gfoot Co. Ltd.	13,996
1,500	Giken Ltd.	50,782
900	Gl Sciences, Inc.	12,267
3,300	Global Group Corp.(b)	41,383
25,700	GLOBERIDE, Inc.	617,019
12,100	Glory Ltd.	282,246
8,000	GMO Internet, Inc.	114,291
3,200	GMO Payment Gateway, Inc.	155,413
3,400	Godo Steel Ltd.	65,177
3,380	Goldcrest Co. Ltd.	52,871
6,100	Goldwin, Inc.	434,652
1,500	Golf Digest Online, Inc.	12,430
295,400	Gree, Inc.	1,238,305
1,600	gremz, Inc.	19,100
17,000	GS Yuasa Corp.	349,537
2,400	GSI Creos Corp.	28,629
8,300	G-Tekt Corp.	117,179
3,800	Gumi, Inc.(b)	20,207
31,900	GungHo Online Entertainment, Inc.	57,391
52,000	Gunma Bank Ltd. (The)	235,955
39,583	Gunze Ltd.	1,757,529
135,700	Gurunavi, Inc.	1,036,677
6,500	H.I.S. Co. Ltd.	197,301
31,435	H2O Retailing Corp.	488,373
8,600	HABA Laboratories, Inc.	617,362
Shares		Value
JAPAN (continued)
70,300	Hachijuni Bank Ltd. (The)	$297,810
3,200	Hagihara Industries, Inc.	47,446
1,500	Hagiwara Electric Co. Ltd.	39,536
3,500	Hakudo Co. Ltd.	55,213
4,800	Hakuto Co. Ltd.	54,409
500	Halows Co. Ltd.	10,932
8,000	Hamakyorex Co. Ltd.	259,139
18,600	Hanwa Co. Ltd.	610,741
18,200	Happinet Corp.	276,625
3,000	Harada Industry Co. Ltd.	21,589
5,000	Hard Off Corp. Co. Ltd.	41,875
3,200	Harima Chemicals Group, Inc.	27,169
1,600	Harmonic Drive Systems, Inc.	48,708
1,400	Haruyama Trading Co. Ltd.	11,055
251,600	Haseko Corp.	3,190,850
289,260	Hazama Ando Corp.	1,994,455
800	Hearts United Group Co. Ltd.	9,933
112,293	Heiwa Corp.	2,570,593
5,500	Heiwa Real Estate Co. Ltd.	101,972
125	Heiwa Real Estate REIT, Inc. REIT	122,635
50,200	Heiwado Co. Ltd.	1,288,423
2,000	Helios Techno Holding Co. Ltd.	13,843
48,944	Hiday Hidaka Corp.	953,418
4,700	HI-LEX Corp.	98,719
6,600	Hioki EE Corp.	233,970
3,200	Hiramatsu, Inc.	13,386
1,300	Hirata Corp.	80,303
1,200	Hirose Electric Co. Ltd.	114,114
119,100	Hiroshima Bank Ltd. (The)	737,811
5,400	Hiroshima Gas Co. Ltd.	17,324
21,200	Hitachi Capital Corp.	520,817
15,100	Hitachi Chemical Co. Ltd.	238,340
16,800	Hitachi Transport System Ltd.	432,376
63,300	Hitachi Zosen Corp.	240,667
17,800	Hochiki Corp.	218,172
2,300	Hodogaya Chemical Co. Ltd.	56,015
23,435	Hogy Medical Co. Ltd.	691,617
12,800	Hokkaido Electric Power Co., Inc.	74,870
600	Hokkaido Gas Co. Ltd.	7,668
7,200	Hokkan Holdings Ltd.	118,814
10,000	Hokko Chemical Industry Co. Ltd.	47,237
3,400	Hokkoku Bank Ltd. (The)	125,050
39,900	Hokuetsu Industries Co. Ltd.	387,914
63,600	Hokuetsu Kishu Paper Co. Ltd.	303,810
117,300	Hokuhoku Financial Group, Inc.	1,458,518
3,000	Hokuriku Electric Industry Co. Ltd.	30,576
6,200	Hokuriku Electric Power Co.(b)	57,805
3,400	Hokuriku Electrical Construction Co. Ltd.	30,584
5,700	Hokuto Corp.	97,345
2,500	Honda Tsushin Kogyo Co. Ltd.	13,050

29

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
JAPAN (continued)
8,300	H-One Co. Ltd.	$87,756
51,320	Honeys Holdings Co. Ltd.	407,977
400	Honshu Chemical Industry Co. Ltd.	4,151
9,600	Hoosiers Holdings	53,260
7,700	Horiba Ltd.	361,679
8,800	Hosokawa Micron Corp.	428,165
4,600	House Foods Group, Inc.	132,494
3,300	Howa Machinery Ltd.	23,222
73,200	Hyakugo Bank Ltd. (The)	269,874
3,100	Hyakujushi Bank Ltd. (The)	79,344
3,500	I K K, Inc.	22,240
42,100	Ibiden Co. Ltd.	520,117
9,000	IBJ Leasing Co. Ltd.	226,206
400	Ichibanya Co. Ltd.	15,244
16,000	Ichigo, Inc.	52,324
1,200	Ichiken Co., Ltd.	23,365
57,500	Ichikoh Industries Ltd.	399,012
7,300	ICHINEN Holdings Co. Ltd.	88,310
9,800	Ichiyoshi Securities Co. Ltd.	82,597
4,300	Idec Corp.	78,275
23,600	IDOM, Inc.	79,688
900	Ihara Science Corp.	15,865
46,400	Iino Kaiun Kaisha Ltd.	203,965
6,180	IJT Technology Holdings Co. Ltd.	38,230
900	Ikegami Tsushinki Co. Ltd.	9,699
3,900	Imagica Robot Holdings, Inc.	19,252
22,100	Imasen Electric Industrial	203,500
400	Imuraya Group Co. Ltd.	10,954
3,500	Inaba Denki Sangyo Co. Ltd.	140,980
13,200	Inabata & Co. Ltd.	176,647
5,600	Inageya Co. Ltd.	70,623
56,500	Ines Corp.	660,464
6,780	I-Net Corp.	98,123
6,600	Infocom Corp.	247,423
738,100	Infomart Corp.	7,653,450
6,700	Information Development Co.	93,225
4,800	Information Services International-Dentsu Ltd.	165,055
2,400	Innotech Corp.	26,736
500	Insource Co. Ltd.	8,951
2,800	Intage Holdings, Inc.	24,095
2,000	Inter Action Corp.	37,010
21,800	Internet Initiative Japan, Inc.	421,375
1,600	Inui Global Logistics Co. Ltd.	14,208
10,400	I-O Data Device, Inc.	122,863
26,300	IR Japan Holdings Ltd.	315,362
3,000	Iriso Electronics Co. Ltd.	126,955
10,000	ISB Corp.	210,839
6,900	Iseki & Co. Ltd.	118,450
504,400	Isetan Mitsukoshi Holdings Ltd.	5,905,193
24,200	Ishihara Sangyo Kaisha Ltd.(b)	289,538
1,700	Istyle, Inc.	15,277
3,600	ITbook Holdings Co. Ltd.(b)	16,463
34,600	Itfor, Inc.	258,806
Shares		Value
JAPAN (continued)
11,000	Ito En Ltd.	$468,915
69,600	Itochu Enex Co. Ltd.	655,690
52,200	Itochu Techno-Solutions Corp.	990,012
1,300	Itochu-Shokuhin Co. Ltd.	60,602
22,600	Itoham Yonekyu Holdings, Inc.	142,208
27,600	Itoki Corp.	143,339
3,900	IwaiCosmo Holdings, Inc.	49,910
20,300	Iwaki & Co. Ltd.	97,870
2,300	Iwasaki Electric Co. Ltd.	30,311
34,600	Iwatani Corp.	1,221,970
78,200	Iyo Bank Ltd. (The)	465,035
7,500	Izumi Co. Ltd.	408,118
42,500	J. Front Retailing Co. Ltd.	557,828
1,500	JAC Recruitment Co. Ltd.	27,119
7,600	Jaccs Co. Ltd.	142,658
1,900	Jalux, Inc.	47,334
1,900	Jamco Corp.	53,716
6,100	Janome Sewing Machine Co. Ltd.	31,301
4,000	Japan Airport Terminal Co. Ltd.	153,853
7,400	Japan Asia Group Ltd.	25,971
17,900	Japan Asset Marketing Co. Ltd.(b)	19,513
47,900	Japan Aviation Electronics Industry Ltd.	637,195
9,900	Japan Best Rescue System Co. Ltd.	95,109
81,400	Japan Cash Machine Co. Ltd.	799,319
55,000	Japan Display, Inc.(b)	53,131
1,400	Japan Electronic Materials Corp.	9,430
1,596	Japan Excellent, Inc. REIT	2,070,762
700	Japan Investment Adviser Co. Ltd.	21,930
4,800	Japan Lifeline Co. Ltd.	69,723
4,500	Japan Material Co. Ltd.	52,763
31,800	Japan Medical Dynamic Marketing, Inc.	372,858
1,100	Japan Oil Transportation Co. Ltd.	28,418
900	Japan Property Management Center Co., Ltd.	9,803
13,100	Japan Pulp & Paper Co. Ltd.	481,810
1,635	Japan Rental Housing Investments, Inc. REIT	1,282,381
13,700	Japan Securities Finance Co. Ltd.	76,978
17,600	Japan Steel Works Ltd. (The)	373,572
24,200	Japan System Techniques Co. Ltd.	463,904
20,000	Japan Transcity Corp.	78,167
23,700	Japan Wool Textile Co. Ltd. (The)	187,357
10,500	JBCC Holdings, Inc.	137,816
16,900	JCR Pharmaceuticals Co. Ltd.	718,177
2,500	JCU Corp.	53,618
44,200	Jeol Ltd.	727,037

30

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
JAPAN (continued)
4,000	JFLA Holdings, Inc.	$14,570
41,900	Jimoto Holdings, Inc.	54,958
1,500	JINS, Inc.	85,213
3,600	JK Holdings Co. Ltd.	23,131
3,500	JMS Co. Ltd.	17,836
2,800	Joban Kosan Co. Ltd.	42,781
3,400	J-Oil Mills, Inc.	117,215
7,500	Joshin Denki Co. Ltd.	191,762
8,500	JP-Holdings, Inc.	22,599
4,900	JSP Corp.	96,580
35,100	JSR Corp.	524,470
36,600	Juki Corp.	410,974
31,200	Juroku Bank Ltd. (The)	706,206
3,300	Justsystems Corp.	67,559
123,300	JVC Kenwood Corp.	303,783
27,900	kabu.com Securities Co. Ltd.	100,636
49,800	Kadokawa Dwango Corp.	496,963
9,700	Kaga Electronics Co. Ltd.	218,096
2,400	Kagome Co. Ltd.	64,023
217,100	Kakaku.com, Inc.	3,938,527
69,795	Kaken Pharmaceutical Co. Ltd.	3,501,039
600	Kakiyasu Honten Co. Ltd.	13,225
1,000	Kameda Seika Co. Ltd.	47,414
13,800	Kamei Corp.	159,482
16,600	Kamigumi Co. Ltd.	343,372
3,200	Kanaden Corp.	33,380
1,000	Kanagawa Chuo Kotsu Co. Ltd.	33,234
46,300	Kanamoto Co. Ltd.	1,546,958
18,000	Kandenko Co. Ltd.	183,773
34,300	Kaneka Corp.	1,434,803
1,300	Kaneko Seeds Co. Ltd.	16,752
44,000	Kanematsu Corp.	565,817
1,800	Kanematsu Electronics Ltd.	55,435
24,051	Kansai Mirai Financial Group, Inc.(b)	187,147
10,100	Kanto Denka Kogyo Co. Ltd.	91,928
1,400	Kappa Create Co. Ltd.	16,452
11,900	Kasai Kogyo Co. Ltd.	109,788
1,000	Katakura & Co-op Agri Corp.	10,697
10,500	Kato Sangyo Co. Ltd.	323,370
12,300	Kato Works Co. Ltd.	353,188
2,400	KAWADA Technologies, Inc.	137,617
500	Kawagishi Bridge Works Co. Ltd.	15,022
9,900	Kawai Musical Instruments Manufacturing Co. Ltd.	343,058
4,900	Kawakin Holdings Co. Ltd.	16,415
67,000	Kawasaki Kisen Kaisha Ltd.(b)	896,025
8,700	Keihan Holdings Co. Ltd.	330,004
15,900	Keihanshin Building Co. Ltd.	117,240
139,300	Keihin Corp.	2,751,803
48,500	Keiyo Bank Ltd. (The)	354,611
28,700	Keiyo Co. Ltd.	142,184
1,600	Kel Corp.	13,712
2,600	Kenko Mayonnaise Co. Ltd.	55,763
9,800	Kewpie Corp.	226,077
Shares		Value
JAPAN (continued)
1,825	KEY Coffee, Inc.	$32,413
2,000	KFC Holdings Japan Ltd.	35,166
3,100	Kimura Chemical Plants Co. Ltd.	10,797
3,600	Kimura Unity Co. Ltd.	36,723
1,300	Kinki Sharyo Co. Ltd. (The)(b)	26,199
1,400	Kintetsu Department Store Co. Ltd.(b)	44,047
26,800	Kintetsu World Express, Inc.	416,364
9,600	Kirindo Holdings Co. Ltd.	134,341
2,400	Kisoji Co. Ltd.	55,238
500	Ki-Star Real Estate Co. Ltd.	8,805
5,900	Kitagawa Iron Works Co. Ltd.	138,565
2,600	Kita-Nippon Bank Ltd. (The)	57,929
2,100	Kitano Construction Corp.	70,537
32,200	Kito Corp.	487,987
34,300	Kitz Corp.	273,281
30,600	Kiyo Bank Ltd. (The)	455,332
7,300	Koa Corp.	100,667
25,000	Koatsu Gas Kogyo Co. Ltd.	182,124
2,000	Kobe Bussan Co. Ltd.	50,835
300	Kobe Electric Railway Co. Ltd.(b)	10,608
124,100	Kobe Steel Ltd.	998,651
12,200	Kohnan Shoji Co. Ltd.	305,878
1,300	Kohsoku Corp.	12,005
300	Koike Sanso Kogyo Co. Ltd.	6,753
144,300	Kojima Co. Ltd.(b)	635,593
65,200	Kokuyo Co. Ltd.	1,030,857
800	KOMAIHALTEC, Inc.	15,357
3,400	Komatsu Wall Industry Co. Ltd.	62,465
2,100	KOMEDA Holdings Co. Ltd.	41,336
6,900	Komehyo Co. Ltd.	94,112
30,600	Komeri Co. Ltd.	793,509
5,100	Konaka Co. Ltd.	22,509
9,500	Kondotec, Inc.	86,046
654,900	Konica Minolta, Inc.	6,506,340
31,400	Konishi Co.Ltd.	440,521
19,900	Konoike Transport Co. Ltd.	301,582
1,300	Konoshima Chemical Co. Ltd.	8,261
5,100	Kosaido Co. Ltd.	20,701
2,000	Koshidaka Holdings Co. Ltd.	23,273
3,400	Kotobuki Spirits Co. Ltd.	130,172
2,000	Kourakuen Holdings Corp.(b)	32,791
16,100	Krosaki Harima Corp.	1,063,012
4,200	KRS Corp.	94,359
72,112	K’s Holdings Corp.	911,346
2,000	KU Holdings Co. Ltd.	16,449
10,800	Kumagai Gumi Co. Ltd.	281,976
101,867	Kumiai Chemical Industry Co. Ltd.	633,763
32,979	Kura Corp.	1,911,487
20,200	Kurabo Industries Ltd.	487,478
9,700	Kureha Corp.	624,975
2,100	Kurimoto Ltd.	31,453
8,100	Kurita Water Industries Ltd.	199,781

31

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
JAPAN (continued)
900	Kuriyama Holdings Corp.	$13,982
2,000	Kusuri No Aoki Holdings Co. Ltd.	143,572
11,100	KYB Corp.	266,298
3,500	Kyoden Co. Ltd.	17,215
3,300	Kyodo Printing Co. Ltd.	82,825
6,700	Kyoei Steel Ltd.	121,608
65,300	Kyokuto Kaihatsu Kogyo Co. Ltd.	933,477
1,400	Kyokuto Securities Co. Ltd.	16,924
2,000	Kyokuyo Co. Ltd.	54,859
20,200	KYORIN Holdings, Inc.	441,648
3,540	Kyoritsu Maintenance Co. Ltd.	157,180
9,400	Kyoritsu Printing Co. Ltd.	21,493
77,400	Kyosan Electric Manufacturing Co. Ltd.	360,128
3,500	Kyowa Electronic Instruments Co. Ltd.	12,563
20,832	Kyowa Exeo Corp.	561,256
2,700	Kyowa Leather Cloth Co. Ltd.	20,268
7,000	Kyudenko Corp.	255,284
227,140	Kyushu Financial Group, Inc.	1,004,501
46,100	LAC Co. Ltd.	723,153
5,700	Land Business Co. Ltd.	27,985
7,000	Lasertec Corp.	201,001
2,400	LEC, Inc.	48,070
8,700	Legs Co. Ltd.	87,359
107,800	Leopalace21 Corp.	449,983
8,400	Life Corp.	207,925
5,600	Lifull Co. Ltd.(b)	37,917
700	Like Co. Ltd.	10,230
500	Linical Co. Ltd.	6,961
3,800	Link and Motivation, Inc.	37,315
32,200	Lintec Corp.	762,515
7,400	LIXIL VIVA Corp.	120,213
400	M&A Capital Partners Co. Ltd.(b)	19,710
198,600	M3, Inc.	3,199,848
3,700	Mabuchi Motor Co. Ltd.	131,821
10,450	Macnica Fuji Electronics Holdings, Inc.	151,145
38,400	Maeda Corp.	434,248
37,000	Maeda Kosen Co. Ltd.	718,456
29,000	Maeda Road Construction Co. Ltd.	529,189
6,400	Makino Milling Machine Co. Ltd.	244,463
30,100	Mamezou Holdings Co. Ltd.	243,820
21,900	Mandom Corp.	609,439
11,200	Mani, Inc.	515,159
2,200	Mars Engineering Corp.	45,468
7,700	Marubun Corp.	53,023
7,600	Marudai Food Co. Ltd.	123,664
400	Marufuji Sheet Piling Co. Ltd.	8,841
46,000	Maruha Nichiro Corp.	1,667,390
27,000	Marui Group Co. Ltd.	581,469
Shares		Value
JAPAN (continued)
6,900	Maruichi Steel Tube Ltd.	$199,353
2,900	Maruka Machinery Co. Ltd.	61,066
7,800	Marusan Securities Co. Ltd.	60,072
2,500	Maruwa Co. Ltd.	141,135
2,000	Maruyama Manufacturing Co., Inc.	29,016
6,200	Maruzen Showa Unyu Co. Ltd.	163,524
6,400	Marvelous, Inc.	51,161
2,900	Matsuda Sangyo Co. Ltd.	35,930
7,700	Matsui Construction Co. Ltd.	56,367
16,400	Matsui Securities Co. Ltd.	167,292
1,900	Matsuya Foods Co. Ltd.	61,293
25,400	Max Co. Ltd.	342,388
21,800	Maxell Holdings Ltd.	277,439
2,400	Maxvalu Nishinihon Co. Ltd.	39,775
3,700	Maxvalu Tokai Co. Ltd.	81,552
80,200	MCJ Co. Ltd.	638,984
31,590	Mebuki Financial Group, Inc.	96,588
2,900	MEC Co. Ltd.	38,012
500	Media Do Holdings Co. Ltd.	10,732
800	Medical Data Vision Co. Ltd.(b)	12,535
21,700	Medical System Network Co. Ltd.	103,081
95,700	Medipal Holdings Corp.	2,055,046
4,400	Megachips Corp.	84,541
46,900	Megmilk Snow Brand Co. Ltd.	1,098,150
44,600	Meidensha Corp.	630,452
6,300	Meiko Electronics Co. Ltd.	157,339
2,600	Meiko Network Japan Co. Ltd.	22,835
24,200	Meisei Industrial Co. Ltd.	182,516
30,700	Meitec Corp.	1,286,932
13,200	Meiwa Corp.	50,771
2,000	Meiwa Estate Co. Ltd.	11,096
23,400	Menicon Co. Ltd.	516,382
42,800	Metawater Co. Ltd.	1,097,737
10,700	Michinoku Bank Ltd. (The)	169,459
5,300	Micronics Japan Co. Ltd.	33,960
9,900	Mie Kotsu Group Holdings, Inc.	45,887
14,000	Mikuni Corp.	76,802
24,574	Milbon Co. Ltd.	882,037
3,200	MIMAKI ENGINEERING Co. Ltd.	32,869
6,700	Mimasu Semiconductor Industry Co. Ltd.	88,118
2,900	Ministop Co. Ltd.	53,536
10,800	Miraca Holdings, Inc.	263,216
20,230	Mirait Holdings Corp.	326,663
2,300	Miroku Jyoho Service Co. Ltd.	43,417
16,800	Misawa Homes Co. Ltd.	125,961
6,400	Mitani Corp.	305,154
8,200	Mitani Sangyo Co. Ltd.	23,401
500	Mitani Sekisan Co. Ltd.	11,340
6,900	Mito Securities Co. Ltd.	19,996
11,900	Mitsuba Corp.	93,968
41,700	Mitsubishi Logisnext Co. Ltd.	497,067

32

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
JAPAN (continued)
7,000	Mitsubishi Logistics Corp.	$160,243
55,400	Mitsubishi Materials Corp.	1,536,775
9,600	Mitsubishi Paper Mills Ltd.	49,602
4,200	Mitsubishi Pencil Co. Ltd.	73,254
25,700	Mitsubishi Research Institute, Inc.	801,737
7,100	Mitsubishi Shokuhin Co. Ltd.	182,919
8,500	Mitsuboshi Belting Ltd.	208,743
4,300	Mitsui Engineering & Shipbuilding Co. Ltd.(b)	72,407
5,300	Mitsui High-Tec, Inc.	56,976
54,800	Mitsui Matsushima Co. Ltd.	859,141
17,300	Mitsui Mining & Smelting Co. Ltd.	489,861
42,900	Mitsui Osk Lines Ltd.	1,047,074
3,100	Mitsui Sugar Co. Ltd.	83,520
24,000	Mitsui-Soko Holdings Co. Ltd.(b)	370,098
1,900	Miura Co. Ltd.	46,559
4,800	Mixi, Inc.	104,904
4,700	Miyaji Engineering Group, Inc.	113,423
4,300	Miyazaki Bank Ltd. (The)	112,345
1,800	Miyoshi Oil & Fat Co. Ltd.	19,797
3,100	Mizuho Medy Co. Ltd.	68,849
41,100	Mizuno Corp.	961,252
27,076	Mochida Pharmaceutical Co. Ltd.	2,145,251
4,300	Modec, Inc.	129,570
30,200	Monex Group, Inc.	119,103
600	Monogatari Corp. (The)	53,600
198,000	Monotaro Co. Ltd.	4,371,144
2,600	Moresco Corp.	35,923
79	Mori Trust Sogo Reit, Inc. REIT	112,022
5,200	Morinaga & Co. Ltd.	208,995
17,200	Morinaga Milk Industry Co. Ltd.	458,829
7,800	Moriroku Holdings Co. Ltd.	200,331
8,400	Morita Holdings Corp.	160,131
2,000	Morito Co. Ltd.	15,119
3,500	Mory Industries, Inc.	86,449
8,400	MrMax Holdings Ltd.	38,935
6,200	MTI Ltd.	29,891
5,300	Mugen Estate Co. Ltd.	30,390
17,200	Musashi Seimitsu Industry Co. Ltd.	251,060
11,600	Musashino Bank Ltd. (The)	314,583
300	N Field Co. Ltd.	4,586
10,800	Nabtesco Corp.	238,139
13,400	NAC Co. Ltd.	130,039
5,200	Nachi-Fujikoshi Corp.	212,221
1,300	Nadex Co. Ltd.	12,259
800	Nafco Co. Ltd.	12,833
1,800	Nagaileben Co. Ltd.	40,424
3,500	Nagano Bank Ltd.	53,228
8,400	Nagano Keiki Co. Ltd.	69,829
34,600	Nagase & Co. Ltd.	543,984
2,500	Nagatanien Holdings Co. Ltd.	61,063
Shares		Value
JAPAN (continued)
149,414	Nagoya Railroad Co. Ltd.	$3,609,718
15,400	Nakabayashi Co. Ltd.	85,984
6,200	Nakamoto Packs Co. Ltd.	101,268
132,829	Nakanishi, Inc.	3,111,331
4,300	Nakano Corp.	24,733
3,800	Nakayama Steel Works Ltd.	20,038
2,000	Nakayamafuku Co. Ltd.	10,936
8,000	Nankai Electric Railway Co. Ltd.	195,755
29,800	Nanto Bank Ltd. (The)	682,705
1,800	Natori Co. Ltd.	28,475
4,700	NEC Capital Solutions Ltd.	73,769
9,300	NEC Networks & System Integration Corp.	202,921
11,000	NET One Systems Co. Ltd.	230,265
3,100	Neturen Co. Ltd.	27,391
1,700	Nextage Co. Ltd.	15,624
1,200	Nexyz Group Corp.	20,717
11,400	NH Foods Ltd.	394,027
86,500	NHK Spring Co. Ltd.	743,608
1,800	Nice Holdings, Inc.	18,553
15,500	Nichias Corp.	338,477
3,000	Nichiban Co. Ltd.	58,173
1,500	Nichiden Corp.	24,261
5,900	Nichiha Corp.	130,147
59,300	Nichii Gakkan Co.	553,926
219,950	Nichi-Iko Pharmaceutical Co. Ltd.	3,003,881
24,000	Nichirei Corp.	579,607
2,760	Nichirin Co. Ltd.	58,289
13,400	Nifco, Inc.	305,325
2,000	Nihon Chouzai Co. Ltd.	62,126
700	Nihon Denkei Co. Ltd.	10,199
2,300	Nihon Falcom Corp.	20,404
16,600	Nihon House Holdings Co. Ltd.	75,618
86,200	Nihon Kohden Corp.	2,574,503
14,500	Nihon Nohyaku Co. Ltd.	80,316
12,000	Nihon Parkerizing Co. Ltd.	144,955
6,400	Nihon Plast Co. Ltd.	51,729
1,600	Nihon Tokushu Toryo Co. Ltd.	30,671
600	Nihon Trim Co. Ltd.	33,288
198,700	Nihon Unisys Ltd.	4,354,900
19,000	Nihon Yamamura Glass Co. Ltd.	282,723
19,300	Nikkiso Co. Ltd.	224,242
1,200	Nikko Co. Ltd.	26,311
17,000	Nikkon Holdings Co. Ltd.	411,309
400	Nippi, Inc.	10,848
28,000	Nippo Corp.	461,063
4,000	Nippon Air Conditioning Services Co. Ltd.	27,367
2,400	Nippon BS Broadcasting Corp.	26,034
2,300	Nippon Carbide Industries Co. Inc.	38,016
200	Nippon Carbon Co. Ltd.	11,343

33

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
JAPAN (continued)
22,800	Nippon Chemical Industrial Co. Ltd.	$620,339
19,100	Nippon Chemi-Con Corp.	433,341
300	Nippon Chemiphar Co. Ltd.	11,060
77,600	Nippon Coke & Engineering Co. Ltd.	71,524
7,500	Nippon Concrete Industries Co. Ltd.	20,207
38,000	Nippon Denko Co. Ltd.	90,256
8,000	Nippon Densetsu Kogyo Co. Ltd.	162,219
21,400	Nippon Electric Glass Co. Ltd.	540,334
56,800	Nippon Express Co. Ltd.	3,599,238
2,800	Nippon Filcon Co. Ltd.	14,418
2,600	Nippon Fine Chemical Co. Ltd.	25,162
50,400	Nippon Flour Mills Co. Ltd.	833,933
5,400	Nippon Gas Co. Ltd.	163,433
7,500	Nippon Hume Corp.	60,221
14,400	Nippon Kanzai Co. Ltd.	262,770
180,135	Nippon Kayaku Co. Ltd.	2,152,009
2,700	Nippon Kinzoku Co. Ltd.	34,673
1,300	Nippon Kodoshi Corp.	29,322
8,700	Nippon Koei Co. Ltd.	195,843
2,100	Nippon Koshuha Steel Co. Ltd.	12,730
336,100	Nippon Light Metal Holdings Co. Ltd.	708,927
56,500	Nippon Paper Industries Co. Ltd.	1,025,998
37,600	Nippon Parking Development Co. Ltd.	52,650
4,700	Nippon Pillar Packing Co. Ltd.	62,897
7,000	Nippon Piston Ring Co. Ltd.	131,706
33	Nippon Prologis REIT, Inc. REIT	66,564
4,000	Nippon Rietec Co. Ltd.	51,934
3,000	Nippon Road Co. Ltd. (The)	165,640
800	Nippon Seisen Co. Ltd.	24,638
900	Nippon Sharyo Ltd.(b)	23,658
49,100	Nippon Sheet Glass Co. Ltd.	415,567
24,700	Nippon Shokubai Co. Ltd.	1,593,619
11,400	Nippon Signal Co. Ltd.	104,367
40,800	Nippon Soda Co. Ltd.	1,064,521
8,748	Nippon Steel & Sumikin Bussan Corp.	382,219
85,800	Nippon Suisan Kaisha Ltd.	548,250
3,000	Nippon Systemware Co. Ltd.	62,215
26,900	Nippon Thompson Co. Ltd.	155,914
37,900	Nippon Valqua Industries Ltd.	925,373
7,700	Nippon Yakin Kogyo Co. Ltd.	20,472
64,000	Nippon Yusen KK	1,035,140
42,200	Nipro Corp.	537,808
14,600	Nishimatsu Construction Co. Ltd.	339,914
3,500	Nishimatsuya Chain Co. Ltd.	31,205
86,800	Nishi-Nippon Financial Holdings, Inc.	827,729
127,740	Nishi-Nippon Railroad Co. Ltd.	3,159,679
Shares		Value
JAPAN (continued)
4,700	Nishio Rent All Co. Ltd.	$151,203
9,600	Nissan Tokyo Sales Holdings Co. Ltd.	29,523
1,200	Nissei ASB Machine Co. Ltd.	40,307
9,200	Nissei Plastic Industrial Co. Ltd.	85,530
5,700	Nissha Co. Ltd.	92,849
10,500	Nisshin Fudosan Co. Ltd.	49,041
8,000	Nisshin Oillio Group Ltd. (The)	239,996
15,124	Nisshin Steel Co. Ltd.	197,838
57,323	Nisshinbo Holdings, Inc.	633,507
5,600	Nissin Corp.	107,598
14,200	Nissin Electric Co. Ltd.	116,157
19,400	Nissin Kogyo Co. Ltd.	282,485
8,600	Nisso Corp.	182,693
3,200	Nitta Corp.	116,418
11,600	Nitta Gelatin, Inc.	78,440
3,700	Nittan Valve Co. Ltd.	11,182
14,400	Nitto Boseki Co. Ltd.	285,614
27,000	Nitto Kogyo Corp.	469,482
2,600	Nitto Kohki Co. Ltd.	54,196
12,000	Nitto Seiko Co. Ltd.	66,256
13,100	Nittoc Construction Co. Ltd.	85,565
1,300	Nittoku Engineering Co. Ltd.	34,437
3,200	Noda Corp.	29,353
1,200	Noevir Holdings Co. Ltd.	51,154
38,100	NOF Corp.	1,082,204
2,700	Nohmi Bosai Ltd.	56,735
32,100	Nojima Corp.	758,156
43,900	NOK Corp.	631,839
5,000	Nomura Co. Ltd.	113,662
58,300	Nomura Real Estate Holdings, Inc.	1,094,853
7,300	Noritake Co. Ltd.	364,887
3,800	Noritsu Koki Co. Ltd.	85,372
6,600	Noritz Corp.	95,869
338,400	North Pacific Bank Ltd.	1,016,685
2,000	Nozawa Corp.	20,791
22,100	NS Solutions Corp.	661,032
700	NS Tool Co. Ltd.	16,465
4,600	NS United Kaiun Kaisha Ltd.	112,111
76,400	NSD Co. Ltd.	1,620,965
190,200	NTN Corp.	697,858
12,500	NTT Urban Development Corp.	186,002
6,000	Nuflare Technology, Inc.	302,566
2,200	Obara Group, Inc.	86,666
14,000	OBIC Business Consultants Ltd.	1,116,675
1,800	Odelic Co. Ltd.	66,362
27,000	Oenon Holdings, Inc.	93,801
27,400	Ogaki Kyoritsu Bank Ltd. (The)	608,295
4,100	Ohba Co. Ltd.	24,890
49,222	Ohsho Food Service Corp.	3,393,869
7,245	Oiles Corp.	133,233
16,200	Oisix ra daichi, Inc.(b)	278,818
4,600	Oita Bank Ltd. (The)	152,878
66,500	Okabe Co. Ltd.	591,124
800	Okada Aiyon Corp.	11,479

34

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
JAPAN (continued)
1,600	Okamoto Industries, Inc.	$72,034
900	Okamoto Machine Tool Works Ltd.	24,886
40,400	Okamura Corp.	549,957
47,000	Okasan Securities Group, Inc.	225,347
240,600	Oki Electric Industry Co. Ltd.	3,300,827
3,200	Okinawa Cellular Telephone Co.	117,836
2,921	Okinawa Electric Power Co., Inc. (The)	54,545
1,800	OKK Corp.	16,894
43,200	OKUMA Corp.	2,163,159
4,800	Okumura Corp.	151,230
5,200	Okura Industrial Co. Ltd.	94,935
18,200	Okuwa Co. Ltd.	182,266
2,600	Olympic Corp.	18,365
158	One REIT, Inc.	351,609
2,600	ONO Sokki Co. Ltd.	17,190
4,200	Onoken Co. Ltd.	61,343
251,100	Onward Holdings Co. Ltd.	1,513,254
300	Open Door, Inc.(b)	7,059
4,800	Open House Co. Ltd.	188,665
3,600	Optex Group Co. Ltd.	65,692
1,800	Organo Corp.	50,091
108,000	Orient Corp.	169,416
2,000	Origin Electric Co. Ltd.	28,590
6,400	Osaka Organic Chemical Industry Ltd.	78,330
22,900	Osaka Soda Co. Ltd.	539,241
2,700	OSAKA Titanium Technologies Co. Ltd.	42,330
121,100	Osaki Electric Co. Ltd.	774,885
12,500	OSG Corp.	258,563
142,500	OSJB Holdings Corp.	359,928
500	OUG Holdings, Inc.	11,699
8,000	Outsourcing Inc.	101,387
35,200	Oyo Corp.	400,869
24,900	Pacific Industrial Co. Ltd.	364,336
3,100	Pacific Metals Co. Ltd.	86,954
2,450	Pack Corp. (The)	70,242
1,400	PAL Group Holdings Co. Ltd.	41,131
12,550	PALTAC Corp.	640,652
20,356	Paramount Bed Holdings Co. Ltd.	857,826
4,500	Parco Co. Ltd.	47,738
10,500	Park24 Co. Ltd.	276,470
600	Pasco Corp.(b)	6,216
84,300	Pasona Group, Inc.	1,025,780
9,100	PC Depot Corp.	45,647
700	Pca Corp.	12,321
32,700	Pegasus Sewing Machine Manufacturing Co. Ltd.	230,394
57,100	Penta-Ocean Construction Co. Ltd.	342,089
1,300	Pepper Food Service Co. Ltd.	36,695
152,500	PeptiDream, Inc.(b)	5,007,422
Shares		Value
JAPAN (continued)
700	PIA Corp.	$33,500
1,100	Pickles Corp.	21,827
6,200	Pilot Corp.	342,872
6,600	Piolax, Inc.	144,009
3,500	Plenus Co. Ltd.	55,989
16,400	Poletowin Pitcrew Holdings, Inc.	367,723
197	Premier Investment Corp. REIT	203,748
6,600	Premium Group Co. Ltd.	255,905
62,000	Press Kogyo Co. Ltd.	283,529
8,000	Pressance Corp.	91,036
6,000	Prestige International, Inc.	68,277
3,000	Prima Meat Packers Ltd.	56,605
63,000	Prospect Co. Ltd.	21,217
8,100	Proto Corp.	107,320
14,400	PS Mitsubishi Construction Co. Ltd.	80,145
3,300	Punch Industry Co. Ltd.	18,835
8,600	QB Net Holdings Co. Ltd.	155,407
3,700	Qol Co. Ltd.	78,010
5,600	Quick Co. Ltd.	90,029
21,400	Raito Kogyo Co. Ltd.	289,228
3,400	Rasa Corp.	28,204
2,000	Rasa Industries Ltd.	32,898
3,800	Raysum Co. Ltd.	46,711
7,800	Recomm Co. Ltd.	15,001
74,700	Relia, Inc.	826,874
19,000	Relo Group, Inc.	448,921
13,600	Renaissance, Inc.	274,688
2,000	Renesas Easton Co. Ltd.	8,543
111,840	Rengo Co. Ltd.	974,332
3,600	RENOVA, Inc.(b)	39,179
14,700	Renown, Inc.(b)	14,982
9,900	Resorttrust, Inc.	152,402
2,000	Retail Partners Co. Ltd.	22,830
42,500	Rheon Automatic Machinery Co. Ltd.	729,206
1,100	Rhythm Watch Co. Ltd.	19,477
11,600	Ricoh Leasing Co. Ltd.	380,892
28,000	Ride On Express Holdings Co. Ltd.	344,928
4,800	Right On Co. Ltd.	39,860
2,900	Riken Corp.	138,787
6,500	Riken Keiki Co. Ltd.	128,231
52,900	Riken Technos Corp.	238,633
1,400	Riken Vitamin Co. Ltd.	43,178
3,000	Ringer Hut Co. Ltd.	60,194
700	Rinnai Corp.	50,995
8,400	Rion Co. Ltd.	167,576
15,600	Riso Kagaku Corp.	329,738
8,500	Riso Kyoiku Co. Ltd.	90,096
8,300	Rock Field Co. Ltd.	120,342
58,600	Rohto Pharmaceutical Co. Ltd.	1,859,246
1,400	Rokko Butter Co. Ltd.	30,249
27,600	Roland DG Corp.	589,009
1,700	Rorze Corp.	29,123

35

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
JAPAN (continued)
95,900	Round One Corp.	$1,135,485
26,300	Royal Holdings Co. Ltd.	651,003
400	RS Technologies Co. Ltd.	16,112
22,900	Ryobi Ltd.	668,724
3,000	Ryoden Corp.	41,769
7,500	Ryosan Co. Ltd.	216,356
1,800	S Foods, Inc.	72,664
5,100	Sac’s Bar Holdings, Inc.	45,199
1,000	Sagami Rubber Industries Co. Ltd.	21,784
2,200	Saibu Gas Co. Ltd.	49,134
8,000	Saizeriya Co. Ltd.	151,584
31,900	Sakai Chemical Industry Co. Ltd.	735,338
3,000	Sakai Heavy Industries Ltd.	88,403
1,800	Sakai Moving Service Co. Ltd.	93,003
1,800	Sakai Ovex Co. Ltd.	35,670
9,300	Sakata INX Corp.	92,394
1,400	Sakura Internet, Inc.	6,812
20,500	Sala Corp.	117,366
5,100	SAMTY Co. Ltd.	66,804
1,100	San Holdings, Inc./Japan	25,756
1,000	San ju San Financial Group, Inc.	17,752
2,300	San-A Co. Ltd.	97,129
31,000	San-Ai Oil Co. Ltd.	334,905
8,400	Sanden Holdings Corp.(b)	91,642
2,600	Sanei Architecture Planning Co. Ltd.	37,859
22,750	Sangetsu Corp.	437,519
40,800	San-In Godo Bank Ltd. (The)	310,244
3,300	Sanix, Inc.(b)	7,048
9,400	Sanken Electric Co. Ltd.	208,435
9,000	Sanko Gosei Ltd.	31,267
800	Sanko Metal Industrial Co. Ltd.	21,554
147,859	Sankyo Co. Ltd.	5,641,273
400	Sankyo Frontier Co. Ltd.	12,372
12,300	Sankyo Tateyama, Inc.	138,332
10,400	Sankyu, Inc.	492,188
14,600	Sanoh Industrial Co. Ltd.	83,329
4,600	Sanoyas Holdings Corp.	9,132
83,274	Sanrio Co. Ltd.	1,672,344
1,000	Sansei Landic Co. Ltd.	9,908
4,300	Sansha Electric Manufacturing Co. Ltd.	41,767
6,800	Sanshin Electronics Co. Ltd.	114,383
30,800	Sanwa Holdings Corp.	361,679
500	Sanyei Corp.	13,936
10,400	Sanyo Chemical Industries Ltd.	477,441
11,500	Sanyo Denki Co. Ltd.	471,374
1,300	Sanyo Electric Railway Co. Ltd.	28,665
2,400	Sanyo Housing Nagoya Co. Ltd.	21,269
800	Sanyo Industries Ltd.	14,513
9,200	Sanyo Shokai Ltd.	155,161
12,000	Sanyo Special Steel Co. Ltd.	275,978
2,100	Sanyo Trading Co. Ltd.	32,979
Shares		Value
JAPAN (continued)
19,800	Sapporo Holdings Ltd.	$368,678
4,700	SATO Holdings Corp.	139,124
2,700	Sato Shoji Corp.	25,915
4,100	Satori Electric Co. Ltd.	37,172
7,800	Sawada Holdings Co. Ltd.	70,095
66,522	Sawai Pharmaceutical Co. Ltd.	3,378,128
3,500	SAXA Holdings, Inc.	63,278
8,500	SBS Holdings, Inc.	107,724
1,900	Scala, Inc.	16,165
4,800	SCREEN Holdings Co. Ltd.	261,621
8,200	Scroll Corp.	34,737
85,600	SCSK Corp.	3,630,044
600	Seed Co. Ltd./Tokyo	9,247
57,700	Sega Sammy Holdings, Inc.	743,015
3,200	Seika Corp.	50,594
50,400	Seikagaku Corp.	747,279
27,200	Seikitokyu Kogyo Co. Ltd.(b)	155,243
94,900	Seiko Holdings Corp.	2,277,566
38,300	Seino Holdings Co. Ltd.	530,874
12,300	Seiren Co. Ltd.	175,395
11,400	Sekisui Plastics Co. Ltd.	88,707
256,558	Senko Group Holdings Co. Ltd.	1,989,527
2,000	Senshu Electric Co. Ltd.	46,245
83,320	Senshu Ikeda Holdings, Inc.	256,233
4,000	Seria Co. Ltd.	134,887
79,700	Seven Bank Ltd.	249,338
2,100	SFP Holdings Co. Ltd.	31,062
1,200	Shibaura Electronics Co. Ltd.	51,899
12,200	Shibaura Mechatronics Corp.	370,860
3,400	Shibusawa Warehouse Co. Ltd. (The)	47,941
4,400	Shibuya Corp.	147,791
1,400	Shidax Corp.	4,504
500	SHIFT, Inc.(b)	16,484
28,600	Shiga Bank Ltd. (The)	666,112
4,400	Shikibo Ltd.	44,064
8,700	Shikoku Bank Ltd. (The)	98,076
14,000	Shikoku Chemicals Corp.	143,431
8,100	Shikoku Electric Power Co., Inc.	101,936
3,600	Shima Seiki Manufacturing Ltd.	97,310
37,449	Shimachu Co. Ltd.	981,404
3,000	Shimamura Co. Ltd.	252,315
11,900	Shimizu Bank Ltd. (The)	201,752
3,100	Shin Nippon Air Technologies Co. Ltd.	48,958
3,400	Shin Nippon Biomedical Laboratories Ltd.(b)	15,127
3,200	Shinagawa Refractories Co. Ltd.	122,941
2,900	Shindengen Electric Manufacturing Co. Ltd.	126,322
7,400	Shin-Etsu Polymer Co. Ltd.	54,171
242,600	Shinko Electric Industries Co. Ltd.	1,687,783
12,700	Shinko Plantech Co. Ltd.	118,294
146,200	Shinmaywa Industries Ltd.	1,798,428

36

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
JAPAN (continued)
8,400	Shinnihon Corp.	$79,656
6,700	Shinoken Group Co. Ltd.	55,460
20,800	Shinsei Bank Ltd.	317,249
2,200	Shinsho Corp.	54,145
900	Shinwa Co. Ltd.	17,699
48,900	Ship Healthcare Holdings, Inc.	1,770,342
3,000	Shizuki Electric Co., Inc.	18,611
27,900	Shizuoka Gas Co. Ltd.	241,329
800	Shoei Co. Ltd.	31,231
2,400	Shoei Foods Corp.	92,099
700	Shofu, Inc.	8,009
2,300	Shoko Co. Ltd.(b)	16,552
1,000	Showa Aircraft Industry Co. Ltd.	11,645
115,500	Showa Corp.	1,599,916
6,400	Showa Sangyo Co. Ltd.	160,177
1,100	Showa Shinku Co. Ltd.	13,151
5,200	Siix Corp.	70,556
3,000	Sinanen Holdings Co. Ltd.	71,414
6,200	Sinfonia Technology Co. Ltd.	81,157
2,600	Sinko Industries Ltd.	37,098
11,200	SK-Electronics Co. Ltd.	184,524
221,800	SKY Perfect JSAT Holdings, Inc.	986,782
15,500	Skylark Co. Ltd.	241,494
1,700	SMK Corp.	34,939
5,600	SMS Co. Ltd.	93,850
16,400	Sodick Co. Ltd.	123,543
2,400	Softbank Technology Corp.	45,263
3,500	Softbrain Co. Ltd.	16,719
1,000	Softcreate Holdings Corp.	14,198
200	Software Service, Inc.	15,066
5,400	Sogo Medical Holdings Co. Ltd.	116,054
2,400	Sohgo Security Services Co. Ltd.	106,988
1,214,100	Sojitz Corp.	4,088,785
1,700	Soken Chemical & Engineering Co. Ltd.	26,532
3,000	Solasto Corp.	31,559
6,000	Sotetsu Holdings, Inc.	183,720
2,900	Sourcenext Corp.	35,622
8,700	Space Value Holdings Co. Ltd.	77,643
18,500	Sparx Group Co. Ltd.	39,677
700	SPK Corp.	15,032
400	S-Pool, Inc.	5,371
400	SRA Holdings, Inc.	11,273
11,300	ST Corp.	200,292
72,000	St. Marc Holdings Co. Ltd.	1,711,384
500	Star Mica Co. Ltd.	6,815
92,500	Star Micronics Co. Ltd.	1,317,388
111,700	Start Today Co. Ltd.	2,691,650
4,900	Starts Corp., Inc.	101,878
122	Starts Proceed Investment Corp. REIT	176,348
2,200	Starzen Co. Ltd.	89,201
2,200	St-Care Holding Corp.	11,717
3,200	Stella Chemifa Corp.	97,558
Shares		Value
JAPAN (continued)
1,400	Step Co. Ltd.	$19,480
200	Strike Co. Ltd.	5,796
48,800	Studio Alice Co. Ltd.	1,118,851
9,900	Sugi Holdings Co. Ltd.	453,609
2,700	Sugimoto & Co. Ltd.	46,709
6,900	Sumco Corp.	93,317
7,200	Sumida Corp.	89,334
4,100	Suminoe Textile Co. Ltd.	98,399
67,300	Sumitomo Bakelite Co. Ltd.	2,436,482
6,900	Sumitomo Densetsu Co. Ltd.	109,155
67,800	Sumitomo Forestry Co. Ltd.	1,008,873
27,400	Sumitomo Heavy Industries Ltd.	865,698
280,800	Sumitomo Mitsui Construction Co. Ltd.	1,764,410
60,947	Sumitomo Osaka Cement Co. Ltd.	2,268,599
700	Sumitomo Precision Products Co. Ltd.	22,706
19,100	Sumitomo Riko Co. Ltd.	157,932
64,503	Sumitomo Rubber Industries Ltd.	928,944
3,800	Sumitomo Seika Chemicals Co. Ltd.	189,941
9,400	Sun Frontier Fudousan Co. Ltd.	96,054
5,400	Suncall Corp.	34,936
3,600	Sun-Wa Technos Corp.	40,998
40,200	Sushiro Global Holdings Ltd.	2,116,258
81,900	Suzuken Co. Ltd.	4,151,797
4,700	Suzuki Co. Ltd.	31,532
7,400	SWCC Showa Holdings Co. Ltd.	46,039
4,200	System Integrator Corp.	87,622
1,700	System Research Co. Ltd.	56,950
9,300	Systems Engineering Consultants Co. Ltd.	412,106
126,800	Systena Corp.	1,531,691
1,100	Syuppin Co. Ltd.	13,697
7,000	T&K Toka Co. Ltd.	67,000
3,200	T. Hasegawa Co. Ltd.	56,947
3,900	T. RAD Co. Ltd.	93,322
3,240	Tachibana Eletech Co. Ltd.	49,188
1,800	Tachikawa Corp.	18,058
8,500	Tachi-S Co. Ltd.	119,927
36,700	Tadano Ltd.	396,159
3,000	Taihei Dengyo Kaisha Ltd.	70,829
33,430	Taiheiyo Cement Corp.	988,072
9,600	Taiho Kogyo Co. Ltd.	86,782
43,600	Taikisha Ltd.	1,232,632
300	Taisei Lamick Co., Ltd.	8,481
3,000	Taiyo Holdings Co. Ltd.	107,281
38,500	Taiyo Yuden Co. Ltd.	777,609
1,300	Takamatsu Machinery Co. Ltd.	11,487
3,300	Takaoka Toko Co. Ltd.	47,379
17,700	Takara Holdings, Inc.	248,633
30,600	Takara Leben Co. Ltd.	88,138
11,000	Takara Standard Co. Ltd.	170,213
37

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
JAPAN (continued)
11,200	Takasago International Corp.	$356,840
233,092	Takasago Thermal Engineering Co. Ltd.	3,986,951
1,800	Takashima & Co. Ltd.	31,075
133,300	Takashimaya Co. Ltd.	2,102,840
3,100	Take And Give Needs Co. Ltd.	48,738
2,900	Takebishi Corp.	40,300
6,800	Takeei Corp.	43,209
1,700	Takemoto Yohki Co. Ltd.	40,438
37,500	Takeuchi Manufacturing Co. Ltd.	776,687
2,200	Takihyo Co. Ltd.	38,352
3,300	Takisawa Machine Tool Co. Ltd.	45,975
22,500	Takuma Co. Ltd.	285,949
67,900	Tama Home Co. Ltd.	696,241
89,400	Tamron Co. Ltd.	1,597,292
29,000	Tamura Corp.	148,296
1,500	Tanabe Engineering Corp.	10,741
1,950	Tanseisha Co. Ltd.	19,788
16,300	Tatsuta Electric Wire and Cable Co. Ltd.	71,796
9,000	Tayca Corp.	188,878
1,000	Tazmo Co. Ltd.	8,845
10,700	TBK Co. Ltd.	43,716
18,900	TDC Soft, Inc.	174,201
31,400	Techmatrix Corp.	577,993
600	Techno Medica Co. Ltd.	11,028
20,000	TechnoPro Holdings, Inc.	1,045,775
125,500	Teijin Ltd.	2,179,997
5,300	Teikoku Electric Manufacturing Co. Ltd.	75,999
2,000	Tekken Corp.	49,984
700	Tenpos Holdings Co. Ltd.	12,984
900	T-Gaia Corp.	20,419
32,300	THK Co. Ltd.	715,933
3,800	Tigers Polymer Corp.	23,305
98,366	TIS, Inc.	4,411,149
6,000	Toa Corp.	64,395
5,200	Toa Corp.	87,608
5,800	Toa Oil Co. Ltd.	134,572
2,200	Toa Road Corp.	70,386
39,450	Toagosei Co. Ltd.	405,566
5,610	Tobishima Corp.	85,417
35,500	TOC Co. Ltd.	241,942
8,800	Tocalo Co. Ltd.	76,508
55,100	Tochigi Bank Ltd. (The)	160,658
34,000	Toda Corp.	229,308
1,100	Toda Kogyo Corp.	26,010
6,100	Toei Animation Co. Ltd.	205,433
2,000	Toei Co. Ltd.	218,726
4,200	Toenec Corp.	121,345
159,800	Toho Bank Ltd. (The)	567,907
4,000	Toho Co. Ltd.	79,337
71,289	Toho Gas Co. Ltd.	2,464,015
116,500	Toho Holdings Co. Ltd.	3,062,339
Shares		Value
JAPAN (continued)
5,000	Toho Titanium Co. Ltd.	$51,004
6,800	Toho Zinc Co. Ltd.	217,557
4,300	Tohoku Bank Ltd. (The)	48,322
15,000	Tokai Carbon Co. Ltd.	234,768
4,800	Tokai Corp.	96,864
19,000	TOKAI Holdings Corp.	158,789
1,200	Tokai Lease Co. Ltd.	21,057
46,300	Tokai Rika Co. Ltd.	846,108
20,000	Tokai Tokyo Financial Holdings, Inc.	103,337
3,084	Tokushu Tokai Paper Co. Ltd.	119,031
10,800	Tokuyama Corp.	242,542
28,100	Tokyo Dome Corp.	247,542
2,100	Tokyo Electron Device Ltd.	37,185
7,000	Tokyo Energy & Systems, Inc.	60,859
2,600	Tokyo Individualized Educational Institute, Inc.	33,596
5,000	Tokyo Keiki, Inc.	46,661
8,800	Tokyo Ohka Kogyo Co. Ltd.	236,310
400	Tokyo Rakutenchi Co. Ltd.	17,477
5,300	Tokyo Rope Manufacturing Co. Ltd.	54,252
36,300	Tokyo Sangyo Co. Ltd.	199,781
10,400	Tokyo Seimitsu Co. Ltd.	250,242
27,500	Tokyo Steel Manufacturing Co. Ltd.	216,666
90,700	Tokyo Tatemono Co. Ltd.	978,259
18,500	Tokyo Tekko Co. Ltd.	239,868
1,700	Tokyotokeiba Co. Ltd.	60,114
26,200	Tokyu Construction Co. Ltd.	237,306
197,600	Tokyu Fudosan Holdings Corp.	1,113,782
705	Tokyu REIT, Inc. REIT	992,817
27,000	Toli Corp.	70,590
1,100	Tomen Devices Corp.	24,791
7,300	Tomoe Corp.	28,402
3,800	Tomoe Engineering Co. Ltd.	73,451
8,200	Tomoku Co. Ltd.	141,057
88,700	TOMONY Holdings, Inc.	345,099
179,700	Tomy Co. Ltd.	2,097,442
2,800	Tonami Holdings Co. Ltd.	155,094
10,300	Topcon Corp.	149,888
74,000	Toppan Forms Co. Ltd.	674,188
8,600	Topre Corp.	179,111
9,300	Topy Industries Ltd.	250,561
1,500	Torex Semiconductor Ltd.	19,063
4,000	TORIDOLL Holdings Corp.	67,745
2,500	Torii Pharmaceutical Co. Ltd.	55,103
500	Torikizoku Co. Ltd.	9,146
5,000	Torishima Pump Manufacturing Co. Ltd.	41,166
13,000	Tosei Corp.	118,899
5,200	Toshiba Machine Co. Ltd.	98,714
9,300	Toshiba Plant Systems & Services Corp.	190,228
47,000	Toshiba TEC Corp.	1,403,731
2,000	Tosho Co. Ltd.	77,724

38

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
JAPAN (continued)
5,900	Totetsu Kogyo Co. Ltd.	$145,729
600	Toukei Computer Co. Ltd.	16,670
21,000	Towa Bank Ltd. (The)	171,410
5,500	Towa Corp.	40,262
38,800	Towa Pharmaceutical Co. Ltd.	2,998,502
66,800	Toyo Construction Co. Ltd.	273,511
600	Toyo Denki Seizo KK	8,492
6,500	Toyo Engineering Corp.(b)	52,422
17,800	Toyo Ink SC Holdings Co. Ltd.	414,731
1,200	TOYO KANETSU K.K.	26,843
4,000	Toyo Machinery & Metal Co. Ltd.	21,873
16,000	Toyo Securities Co. Ltd.	31,621
62,500	Toyo Seikan Group Holdings Ltd.	1,280,077
108,374	Toyo Suisan Kaisha Ltd.	3,736,207
9,700	Toyo Tanso Co. Ltd.	251,451
30,900	Toyo Tire & Rubber Co. Ltd.	517,579
2,000	Toyo Wharf & Warehouse Co. Ltd.	27,598
112,500	Toyobo Co. Ltd.	1,601,232
36,000	Toyoda Gosei Co. Ltd.	776,887
9,200	Toyota Boshoku Corp.	153,857
8,900	TPR Co. Ltd.	216,989
1,200	Trancom Co. Ltd.	68,596
52,600	Transcosmos, Inc.	1,191,990
500	Tri Chemical Laboratories, Inc.	20,339
5,200	Trusco Nakayama Corp.	131,112
12,600	Trust Tech, Inc.	383,578
38,900	TS Tech Co. Ltd.	1,120,441
6,000	TSI Holdings Co. Ltd.	40,892
37,000	Tsubakimoto Chain Co.	1,426,419
1,600	Tsubakimoto Kogyo Co. Ltd.	44,951
700	Tsudakoma Corp.(b)	12,829
4,000	Tsugami Corp.	35,982
32,800	Tsukada Global Holdings, Inc.	175,286
20,833	Tsukuba Bank Ltd.	46,711
28,000	Tsukui Corp.	240,954
49,800	Tsumura & Co.	1,553,561
1,200	Tsurumi Manufacturing Co. Ltd.	21,440
3,900	Tv Tokyo Holdings Corp.	90,039
13,184	UACJ Corp.	288,953
38,580	Ube Industries Ltd.	843,847
4,200	Uchida Yoko Co. Ltd.	102,362
600	Ueki Corp.	12,980
2,500	UKC Holdings Corp.	48,877
12,700	ULS Group, Inc.	258,986
7,200	Ulvac, Inc.	235,140
600	Umenohana Co. Ltd.	14,017
1,200	Uniden Holdings Corp.	27,130
2,200	UNIMAT Retirement Community Co. Ltd.	34,842
18,500	Unipres Corp.	331,847
54,900	United Arrows Ltd.	2,067,842
101,100	United Super Markets Holdings, Inc.	1,109,246
Shares		Value
JAPAN (continued)
20,000	United, Inc./Japan	$418,842
6,200	Unitika Ltd.(b)	31,650
3,900	Universal Entertainment Corp.(b)	118,208
4,000	Urbanet Corp. Co. Ltd.	11,876
8,600	U-Shin Ltd.(b)	58,002
2,100	UT Group Co. Ltd.(b)	63,185
8,800	Utoc Corp.	42,349
45,200	UUUM, Inc.(b)	1,247,822
800	Uzabase, Inc.(b)	17,207
600	V Technology Co. Ltd.	77,529
18,900	Valor Holdings Co. Ltd.	406,190
13,200	ValueCommerce Co. Ltd.	186,357
2,200	Vector, Inc.	37,708
1,960	Vertex Corp./Japan	21,140
2,800	VIA Holdings, Inc.(b)	17,743
1,400	Village Vanguard Co. Ltd.	13,152
400	Vision, Inc./Tokyo Japan(b)	13,701
101,100	Vital KSK Holdings, Inc.	1,057,278
600	Vitec Holdings Co. Ltd.	11,667
35,900	Voyage Group, Inc.	425,385
16,200	VT Holdings Co. Ltd.	67,479
11,500	Wacoal Holdings Corp.	316,967
8,500	Wacom Co. Ltd.	39,700
13,900	Wakachiku Construction Co. Ltd.	182,935
35,900	Wakita & Co. Ltd.	387,523
7,600	Warabeya Nichiyo Holdings Co. Ltd.	123,529
300	Watahan & Co. Ltd.	6,445
2,700	WATAMI Co. Ltd.	30,940
14,500	Watts Co. Ltd.	112,443
2,800	Wavelock Holdings Co. Ltd.	20,770
900	Wdb Holdings Co. Ltd.	25,085
600	Weathernews, Inc.	17,654
1,400	Weds Co. Ltd.	8,177
13,200	West Holdings Corp.	133,480
1,000	Will Group, Inc.	8,552
1,100	WIN-Partners Co. Ltd.	11,094
3,100	World Holdings Co. Ltd.	74,838
1,000	Wowow, Inc.	29,025
3,000	W-Scope Corp.	29,805
8,700	Xebio Holdings Co. Ltd.	120,744
4,000	Yachiyo Industry Co. Ltd.	31,834
6,000	Yahagi Construction Co. Ltd.	43,125
1,000	Yakuodo Co. Ltd.	30,930
11,000	YAMABIKO Corp.	118,545
900	Yamada Consulting Group Co. Ltd.	20,746
236,438	Yamada Denki Co. Ltd.	1,114,770
8,400	Yamagata Bank Ltd. (The)	170,479
51,000	Yamaguchi Financial Group, Inc.	539,221
5,400	Yamaichi Electronics Co. Ltd.	59,583
15,000	Yamanashi Chuo Bank Ltd. (The)	214,827

39

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
JAPAN (continued)
8,900	Yamatane Corp.	$147,262
2,600	Yamato Corp.	15,070
8,400	Yamaya Corp.	195,790
4,200	Yamazaki Baking Co. Ltd.	75,785
100	Yamazawa Co. Ltd.	1,478
10,300	Yamazen Corp.	112,918
1,200	Yaoko Co. Ltd.	65,512
9,900	Yashima Denki Co. Ltd.	73,876
1,400	Yasunaga Corp.	21,601
17,800	Yellow Hat Ltd.	437,605
10,100	Yokogawa Bridge Holdings Corp.	163,985
22,300	Yokohama Reito Co. Ltd.	177,080
42,500	Yokohama Rubber Co. Ltd. (The)	825,630
4,500	Yokowo Co. Ltd.	49,971
2,300	Yomiuri Land Co. Ltd.	87,141
2,000	Yondoshi Holdings, Inc.	42,505
9,700	Yorozu Corp.	136,944
2,700	Yoshinoya Holdings Co. Ltd.	44,364
6,100	Yossix Co. Ltd.	141,586
3,600	Yotai Refractories Co. Ltd.	24,950
6,800	Yuasa Trading Co. Ltd.	223,282
2,700	Yuken Kogyo Co. Ltd.	50,490
1,100	Yume No Machi Souzou Iinkai Co. Ltd.	22,910
4,700	Yumeshin Holdings Co. Ltd.	40,071
57,000	Yurtec Corp.	430,398
900	Yushiro Chemical Industry Co. Ltd.	11,302
1,500	Zaoh Co. Ltd.	18,970
21,600	Zenrin Co. Ltd.	537,344
14,300	Zensho Holdings Co. Ltd.	277,293
52,000	Zeon Corp.	503,709
28,900	ZERIA Pharmaceutical Co. Ltd.	540,682
3,700	ZIGExN Co., Ltd.(b)	22,856
4,000	Zojirushi Corp.	43,603
		511,538,073
JERSEY CHANNEL ISLANDS — 0.1%
416,743	Centamin Plc	530,018
227,555	Novocure Ltd.(b)	7,541,173
7,871	Randgold Resources Ltd.	618,734
225	Sanne Group PLC	1,611
		8,691,536
JORDAN — 0.0%
29,542	Hikma Pharmaceuticals Plc	718,018
LIECHTENSTEIN — 0.0%
502	Liechtensteinische Landesbank AG	32,398
690	VP Bank AG	111,123
		143,521
LUXEMBOURG — 0.1%
19,503	APERAM SA	664,908
Shares		Value
LUXEMBOURG (continued)
294	Corestate Capital Holding SA	$12,687
1,249	Eurofins Scientific SE	631,510
2,321	IVS Group SA	27,971
22,500	L’Occitane International SA	42,177
5,551	RTL Group SA	358,062
319	RTL Group SA	20,486
217,574	SES SA	4,676,083
4,631	Stabilus SA	310,782
1,389	Sword Group	53,176
		6,797,842
MACAU — 0.0%
99,000	Macau Legend Development Ltd.	17,295
38,800	MGM China Holdings Ltd.	54,821
		72,116
MALAYSIA — 0.1%
75,100	Aeon Co. (M) Berhad	30,331
9,450	Aeon Credit Service M Berhad	34,101
293,290	Affin Holdings Berhad	158,403
465,700	AirAsia Group Berhad	292,697
168,700	Alliance Bank Malaysia Berhad	159,649
499,200	Ammb Holdings Berhad	453,330
20,100	Amway Malaysia Holdings Berhad	32,135
28,900	APM Automotive Holdings Berhad	22,653
32,700	Batu Kawan Berhad	131,910
95,200	Bermaz Auto Berhad	43,226
61,300	BIMB Holdings Berhad	53,616
480,407	Boustead Holdings Berhad	180,246
83,160	Boustead Plantation Berhad	18,780
1,800	British American Tobacco Malaysia Berhad	13,378
71,550	Bursa Malaysia Berhad	125,163
60,400	Cahya Mata Sarawak Berhad	41,859
19,400	Carlsberg Brewery-Malaysia Berhad	82,524
121,160	Dialog Group Berhad	98,156
151,900	DRB-Hicom Berhad	68,245
2,300	Dutch Lady Milk Industries Berhad	35,166
184,797	Eastern & Oriental Berhad(b)	52,111
127,900	Eco World Development Group Berhad(b)	30,565
88,400	Felda Global Ventures Holdings Berhad	29,576
2,200	Fraser & Neave Holdings Berhad	17,718
31,000	Genting Plantations Berhad	71,490
115,950	George Kent Malaysia Berhad	30,203
54,366	Globetronics Technology Berhad	28,713
27,600	Goldis Berhad	16,687
41,100	GuocoLand Malaysia Berhad	7,858
28,500	Hai-O Enterprise Berhad	23,429

40

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
MALAYSIA (continued)
114,180	HAP Seng Consolidated Berhad	$268,771
93,500	Hap Seng Plantations Holdings Berhad	41,337
119,600	Hartalega Holdings Berhad	178,921
26,100	Heineken Malaysia Berhad	112,271
44,500	Hengyuan Refining Co Berhad	62,424
126,300	Hiap Teck Venture Bhd(b)	10,262
24,700	Hong Leong Industries Berhad	62,333
567,280	IJM Corp. Berhad	220,974
36,700	IJM Plantations Berhad	16,664
79,131	Inari Amertron Berhad	37,065
153,500	Ioi Properties Group Berhad	48,055
45,100	Kian JOO CAN Factory Berhad	23,711
66,600	Kossan Rubber Industries	65,892
262,100	KPJ Healthcare Berhad	65,141
142,174	KSL Holdings Berhad(b)	24,123
155,800	Landmarks Berhad(b)	20,850
219,860	LBS Bina Group Berhad	35,728
17,600	Lii Hen Industries BHD	12,155
42,600	Lingkaran Trans Kota Holdings Berhad	39,907
50,300	Lion Industries Corp. Berhad(b)	8,535
16,920	LPI Capital Berhad	66,232
50,599	Lynas Corp. Ltd.(b)	74,530
15,900	Magni-Tech Industries Berhad	16,909
157,873	Mah Sing Group Berhad	36,219
137,923	Malaysia Airports Holdings Berhad	273,572
128,467	Malaysia Building Society Berhad	28,859
27,400	Malaysian Pacific Industries Berhad	70,980
71,500	Matrix Concepts Holdings Berhad	31,611
36,900	Mega First Corp. Berhad	26,719
275,000	MMC Corp. Berhad	70,319
54,100	Muda Holdings Bhd	20,557
63,200	Muhibbah Engineering M Berhad	41,836
72,300	My EG Services Berhad	20,734
33,800	Padini Holdings Berhad	45,395
2,600	Panasonic Manufacturing Malaysia Berhad	23,648
45,300	Paramount Corp. Berhad	22,193
23,600	Petron Malaysia Refining & Marketing Berhad	40,776
63,700	Pie Industrial Berhad	23,291
60,000	POS Malaysia Berhad	42,442
32,300	Press Metal Aluminium Holdings Berhad	37,360
57,980	QL Resources Berhad	97,684
64,857	Sarawak Oil Palms Berhad	40,298
26,600	Scientex Berhad	54,605
26,900	Serba Dinamik Holdings Berhad	25,971
51,400	Shangri-La Hotels (Malaysia) Berhad	67,805
Shares		Value
MALAYSIA (continued)
71,700	Sime Darby Berhad	$37,696
124,600	SKP Resources Berhad	37,816
37,839	SP Setia Berhad	18,990
112,223	Sunway Berhad	36,742
88,466	Sunway Construction Group Berhad	30,655
129,900	Supermax Corp. Berhad	99,028
35,000	Syarikat Takaful Malaysia Berhad	32,537
52,236	Ta Ann Holdings Berhad	28,711
269,700	TA Enterprise Berhad	38,671
195,360	TA Global Berhad	12,372
126,800	TAN Chong Motor Holdings Berhad	44,847
33,400	TH Plantations Berhad	4,989
34,760	Time dotCom Berhad	64,793
76,500	Tiong NAM Logistics Holdings(b)	15,814
158,440	Top Glove Corp. Berhad	224,909
43,600	TSH Resources Berhad	10,524
14,700	Uchi Technologies Berhad	10,188
41,800	UEM Edgenta Berhad	25,572
122,900	Unisem M Berhad	84,880
23,700	United Malacca Berhad	32,397
20,800	United Plantations Berhad	133,116
193,500	UOA Development Berhad	90,172
78,875	VS Industry Berhad	30,159
86,300	Westports Holdings Berhad	70,327
126,900	Yinson Holdings Berhad	134,952
43,272	YNH Property Berhad	13,960
273,026	YTL Corp. Berhad	69,162
		6,473,561
MALTA — 0.0%
54,127	Kindred Group Plc - SDR	577,400
MEXICO — 0.1%
768,341	Alfa SAB de CV - Series A	812,473
68,438	Alpek SAB de CV(b)	90,798
55,388	Alsea SAB de CV	141,843
22,983	Banco del Bajio SA	45,099
14,700	Becle Sab De Cv	18,084
51,537	Bolsa Mexicana de Valores SAB de CV	77,686
939,286	Cemex SAB de CV - CPO - Units(b)	470,724
17,900	Concentradora Fibra Danhos SA de CV REIT	23,704
146,484	Consorcio ARA SAB de CV	38,724
21,600	Corp Inmobiliaria Vesta SAB de CV	26,318
25,361	Corp. Actinver SAB de CV	16,230
61,938	Corp. Interamericana de Entretenimiento SAB de CV - Series B(b)	57,751
27,300	Corp. Moctezuma SAB de CV	100,783
1,260	Corporativo Fragua SAB de CV	15,709

41

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
MEXICO (continued)
35,363	Credito Real SAB de CV SOFOM ER	$40,249
25,600	Fibra Uno Administracion SA de CV REIT	27,411
129,006	Genomma Lab Internacional SAB de CV - Class B(b)	82,053
15,205	Gruma SAB de CV - Series B	159,062
45,853	Grupo Aeromexico SAB de CV(b)	50,541
16,818	Grupo Aeroportuario del Centro Norte SAB de CV	88,084
83,462	Grupo Aeroportuario del Pacifico SAB de CV - Series B	694,132
51,052	Grupo Aeroportuario del Sureste SAB de CV - Series B	842,211
119,545	Grupo Bimbo SAB de CV - Series A	223,515
4,880	Grupo Carso SAB de CV - Series A1	14,292
90,896	Grupo Cementos de Chihuahua SAB de CV	492,219
32,100	Grupo Comercial Chedraui SA de CV	56,684
9,143	Grupo Elektra SAB de CV	387,086
45,428	Grupo Famsa SAB de CV - Class A(b)	22,543
60,683	Grupo Herdez SAB de CV	112,474
17,079	Grupo KUO SAB de CV - Series B	40,358
9,061	Grupo Rotoplas SAB de CV	8,832
19,200	Grupo Sanborns SAB de CV	17,458
15,920	Grupo Simec SAB de CV - Series B(b)	43,222
51,350	Hoteles City Express SAB de CV(b)	56,878
256,075	Impulsora del Desarrollo y El Empleo en America Latina SAB de CV(b)	424,832
25,822	Industrias Bachoco SAB de CV - Series B	94,437
140,613	Industrias CH SAB de CV - Series B(b)	505,184
9,300	Infraestructura Energetica Nova SAB de CV	36,265
19,360	Kimberly-Clark de Mexico SAB de CV - Class A	27,896
91,327	La Comer SAB de CV(b)	95,314
50,900	Macquarie Mexico Real Estate Management SA de CV REIT	49,990
90	Medica Sur SAB de CV - Series B	142
44,125	Megacable Holdings SAB de CV - CPO Shares	196,174
160,659	Mexichem SAB de CV	420,209
118,273	Nemak SAB de CV	85,415
10,989	OHL Mexico SAB de CV	15,109
Shares		Value
MEXICO (continued)
11,623	Organizacion Cultiba SAB de CV	$9,533
110,909	Organizacion Soriana SAB de CV - Series B(b)	144,797
24,222	Prologis Property Mexico SA de CV REIT	42,689
12,558	Promotora y Operadora de Infraestructura SAB de CV	114,030
1,100	Promotora y Operadora de Infraestructura SAB de CV - Series L	7,554
19,043	Qualitas Controladora SAB de CV - Class I	38,296
6,011	Rassini SAB de CV	20,025
16,731	Rassini SAB de CV - Series A	26,645
72,102	Regional SAB de CV	355,199
21,201	Telesites Sab De Cv(b)	13,130
37,764	Unifin Financiera SAB de CV SOFOM ENR	70,775
13,935	Vitro SAB de CV - Series A	33,614
		8,222,484
MONACO — 0.0%
12,500	Endeavour Mining Corp.(b)	191,709
MONGOLIA — 0.0%
714,500	Mongolian Mining Corp.(b)	15,034
NETHERLANDS — 0.7%
28,432	Aalberts Industries NV	1,044,998
9,560	Accell Group NV	166,319
487,373	Aegon NV	2,996,365
26,639	ALTICE EUROPE NV(b)	63,573
6,845	AMG Advanced Metallurgical Group NV	327,795
4,136	Amsterdam Commodities NV	86,759
36,737	Arcadis NV	497,239
8,704	ASM International NV	374,526
153,199	ASR Nederland NV	6,968,560
9,157	Atrium European Real Estate Ltd.	38,168
12,018	BE Semiconductor Industries NV	257,677
22,362	BinckBank NV	108,405
89,180	Boskalis Westminster	2,571,694
48	Brack Capital Properties NV(b)	5,129
3,196	Brunel International NV	39,638
9,766	Corbion NV	296,888
11,506	Euronext NV	709,603
4,963	Forfarmers Nv	56,044
18,436	Fugro NV - CVA(b)	238,048
8,133	Funcom Nv(b)	17,297
8,519	Gemalto NV(b)	485,923
11,509	GrandVision NV	291,215
77,733	Heijmans NV - CVA(b)	840,818
2,073	Hunter Douglas NV	138,530
61,247	IMCD Group NV	4,158,794
19,284	Intertrust Nv	311,247

42

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
NETHERLANDS (continued)
8,679	KAS Bank NV - CVA	$62,913
4,211	Kendrion NV	127,586
54,679	Koninklijke BAM Groep NV	188,335
275,956	Koninklijke KPN NV	730,140
9,055	Koninklijke Volkerwessels NV	161,021
32,497	Koninklijke Vopak NV	1,472,301
669	Nederland Apparatenfabriek	32,431
23,223	Nostrum Oil & Gas Plc(b)	61,148
5,990	NSI NV REIT	236,441
15,773	OCI NV(b)	449,131
20,929	Ordina NV	39,825
20,025	Philips Lighting NV	494,450
30,539	PostNL NV	90,487
33,388	QIAGEN NV(b)	1,212,782
50,751	Randstad NV	2,560,859
290,949	SBM Offshore NV	5,035,396
455	Shop Apotheke Europe NV(b)	23,191
10,300	Sligro Food Group NV	456,733
86,230	SNS REAAL NV(a)	0
8,477	TKH Group NV	428,800
438,045	TomTom NV(b)	3,669,518
4,395	Van Lanschot Kempen NV	107,773
19,878	VastNed Retail NV REIT	788,014
12,798	Wessanen	134,157
		41,654,684
NEW ZEALAND — 0.3%
320,760	Air New Zealand Ltd.	586,073
6,753	CBL Corp. Ltd.(a)(b)	5,239
114,369	Chorus Ltd.	354,499
105,881	Contact Energy Ltd.	386,228
19,426	Ebos Group Ltd.	264,177
23,408	Freightways Ltd.	112,729
34,123	Genesis Energy Ltd.	52,105
8,469	Hallenstein Glasson Holdings Ltd.	32,551
53,576	Heartland Bank Ltd.	53,840
36,913	Infratil Ltd.	82,380
72,405	Kathmandu Holdings Ltd.	131,260
15,798	Kathmandu Holdings Ltd.	27,628
76,737	Kiwi Property Group Ltd.	65,848
22,834	Mainfreight Ltd.	423,169
66,972	Metlifecare Ltd.	254,349
275,813	New Zealand Refining Co. Ltd. (The)	422,957
56,805	NZME Ltd.	24,136
45,243	NZX Ltd.	30,999
250,453	Oceania Healthcare Ltd.	187,948
73,491	PGG Wrightson Ltd.	27,815
80,140	Pike River Coal Ltd.(a)	0
226,520	Port of Tauranga Ltd.	749,425
23,490	Restaurant Brands New Zealand Ltd.	131,518
15,128	Sanford Ltd.	73,545
7,012	Scales Corp. Ltd.	21,140
15,896	Serko Ltd.(b)	33,505
Shares		Value
NEW ZEALAND (continued)
139,819	Skellerup Holdings Ltd.	$186,127
18,902	SKY Network Television Ltd.	27,629
229,886	SKYCITY Entertainment Group Ltd.	574,546
36,471	Stride Property Group	44,742
55,636	Summerset Group Holdings Ltd.	241,793
60,916	Synlait Milk Ltd.(b)	344,639
29,035	Tilt Renewables Ltd.	43,388
8,994	Tourism Holdings, Ltd.	29,345
166,819	Trade Me Group Ltd.	526,873
82,337	Trade Me Group Ltd.	260,586
29,035	TrustPower Ltd.	115,765
25,065	Vector Ltd.	55,611
21,943	Vista Group International Ltd.	53,696
291,174	Xero Ltd.(b)	8,202,433
565,955	Z Energy Ltd.	2,252,814
		17,495,050
NIGER — 0.0%
821	Basic-Fit NV(b)	23,666
500	Cimpress NV(b)	62,495
		86,161
NORWAY — 0.9%
102,757	ABG Sundal Collier Holding ASA	61,558
3,022	AF Gruppen ASA	45,707
84,460	Akastor ASA(b)	164,716
117,550	Aker ASA - Class A	8,938,474
57,652	Aker Solutions ASA(b)	380,252
26,420	American Shipping Co. ASA	109,694
18,135	Atea ASA	239,224
562,816	Austevoll Seafood ASA	9,053,340
17,720	Avance Gas Holding Ltd.(b)	44,354
16,972	Axactor Ab(b)	44,495
515,511	B2Holding ASA	869,601
25,012	Blom ASA	237,367
12,020	Bonheur ASA	142,589
31,966	Borregaard ASA	288,194
114,319	BW Offshore Ltd.(b)	733,666
1,366,593	DNO ASA	2,631,119
59,488	DOF ASA(b)	44,105
9,266	Entra ASA	125,528
76,830	Europris ASA	204,611
35,356	Frontline Ltd.(b)	256,054
119,140	Grieg Seafood ASA	1,736,970
14,061	Hexagon Composites ASA	42,034
15,318	Hoegh LNG Holdings, Ltd.	71,322
8,021	Itera ASA	9,173
194,372	Kongsberg Automotive ASA(b)	182,156
105,240	Kongsberg Gruppen ASA	1,730,321
66,705	Kvaerner ASA(b)	116,005
163,151	Leroy Seafood Group ASA	1,503,425
90,454	NEL ASA(b)	46,355
16,893	Nordic Semiconductor ASA(b)	72,143

43

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
NORWAY (continued)
27,950	Norway Royal Salmon ASA	$822,273
3,959	Norwegian Air Shuttle ASA(b)	100,973
44,353	Norwegian Finans Holding ASA(b)	396,451
19,361	Ocean Yield ASA	146,991
35,279	Odfjell Drilling Ltd.(b)	129,318
8,670	Odfjell SE - Class A	31,369
15,813	Olav Thon Eiendomsselskap ASA	274,249
1,199,980	Petroleum Geo-Services ASA(b)	3,749,493
12,026	Prosafe SE(b)	35,522
7,752	Protector Forsikring ASA(b)	35,864
88,774	Salmar ASA	4,686,283
17,362	Sbanken ASA	173,006
16,987	Scatec Solar ASA	115,667
17,324	Selvaag Bolig ASA	77,580
5,087	Sevan Marine ASA	4,134
53,300	Ship Finance International Ltd.	666,250
35,891	Solstad Farstad ASA(b)	12,794
2,657	Sparebank 1 Oestlandet	27,611
296,707	SpareBank 1 SR-Bank ASA	3,301,516
201	Sparebanken More	6,652
6,861	Spectrum ASA	45,416
116,544	Storebrand ASA	969,979
276,884	TGS Nopec Geophysical Co. ASA	9,292,093
5,672,301	Thin Film Electronics ASA(b)	621,075
37,815	Tomra Systems ASA	937,547
37,473	Veidekke ASA	391,187
4,646	Wilh Wilhelmsen Holding ASA	93,694
		57,269,539
PERU — 0.1%
224,400	Cia de Minas Buenaventura SAA - ADR	3,105,696
52,759	Hochschild Mining Plc	106,280
		3,211,976
PHILIPPINES — 0.0%
35,900	Aboitiz Equity Ventures, Inc.	31,535
22,500	Aboitiz Power Corp.	14,172
437,800	Alliance Global Group, Inc.(b)	92,952
300,300	Bloomberry Resorts Corp.	47,146
47,790	Cebu Air, Inc.	57,163
133,952	China Banking Corp.	70,099
334,400	DMCI Holdings, Inc.	80,249
148,350	East West Banking Corp.(b)	31,386
165,200	Emperador, Inc.	21,489
294,454	Energy Development Corp.(b)	37,808
2,062,375	Filinvest Land, Inc.	53,964
86,000	First Gen Corp.	25,106
88,100	First Philippine Holdings Corp.	104,887
730	Globe Telecom, Inc.	28,515
205,426	Integrated Micro-Electronics, Inc.	41,312
Shares		Value
PHILIPPINES (continued)
34,430	International Container Terminal Services, Inc.	$58,236
1,024,700	Lopez Holdings Corp.	81,011
158,000	LT Group, Inc.	42,818
11,600	Manila Water Co., Inc.	5,420
93,000	Megawide Construction Corp.	31,183
1,778,696	Megaworld Corp.	146,604
352,300	Metro Pacific Investments Corp.	31,605
56,330	Metropolitan Bank & Trust Co.	69,011
718,800	Petron Corp.	108,817
99,100	Phoenix Petroleum Philippines, Inc.	20,374
19,870	Pilipinas Shell Petroleum Corp.	18,030
72,700	Puregold Price Club, Inc.	55,097
104,253	Rizal Commercial Banking Corp.	56,506
409,407	Robinsons Land Corp.	160,304
15,190	Robinsons Retail Holdings, Inc.	21,520
35,031	Security Bank Corp.	94,542
136,040	Semirara Mining & Power Corp.	71,065
6	Top Frontier Investment Holdings, Inc.(b)	31
161,290	Union Bank of Philippines, Inc.	201,518
860,500	Vista Land & Lifescapes, Inc.	84,916
		2,096,391
POLAND — 0.3%
1,475	Alior Bank SA(b)	22,199
817	Amica SA	22,569
348	Apator SA	2,168
15,640	Asseco Poland SA	196,868
76,172	Bank Millennium SA(b)	175,286
1,938	Budimex SA	62,628
1,070	CCC SA	46,568
10,845	CD Projekt SA(b)	447,406
5,613	Ciech SA	62,081
14,875	Cyfrowy Polsat SA(b)	85,672
1,360	Dino Polska SA(b)	29,949
990	Dom Development SA	17,493
45,107	Enea SA(b)	94,513
672,923	Energa SA(b)	1,367,890
7,502	Famur SA	10,909
8,283	Globe Trade Centre SA	17,420
119	Grupa Azoty Zaklady Chemiczne Police SA	400
1,643	Grupa Kety SA	146,010
170,514	Grupa Lotos SA	3,078,642
49,265	Impexmetal SA(b)	40,058
1,298	Inter Cars SA	81,185
1,838	Jastrzebska Spolka Weglowa SA(b)	35,446
172,568	KGHM Polska Miedz SA(b)	3,907,251
38,430	Lc Corp. SA	24,037
37	LPP SA	75,694
23,981	Netia SA(b)	29,311
17,977	Orange Polska SA(b)	20,333

44

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
POLAND (continued)
9,252	Orbis SA	$162,512
466	Pfleiderer Group SA	3,449
775,627	PGE Polska Grupa Energetyczna SA(b)	2,124,452
1,888	PKP Cargo SA(b)	19,780
4,554	Polnord SA(b)	11,026
1,139,573	Polskie Gornictwo Naftowe I Gazownictwo SA(b)	1,859,121
17,342	Stalexport Autostrady SA	14,779
165	Stalprodukt SA	15,867
2,228,092	Tauron Polska Energia SA(b)	1,033,581
14,504	Vistula Group SA(b)	14,742
1,885	Warsaw Stock Exchange	18,987
		15,378,282
PORTUGAL — 0.2%
209,470	Altri SGPS SA	1,838,726
1,754,743	Banco Comercial Portugues SA(b)	473,422
1,231,589	Banco Espirito Santo SA(a)	0
289,912	CTT-Correios de Portugal SA	1,113,164
8,896	EDP - Energias de Portugal SA	31,276
47,201	Jeronimo Martins SGPS SA	580,597
324,906	Mota-Engil SGPS SA(b)	646,949
814,900	Navigator Co. SA (The)	4,061,163
329,247	NOS SGPS SA	1,849,681
41,764	REN - Redes Energeticas Nacionais SGPS SA	111,353
14,181	Semapa - Sociedade de Investimento e Gestao	271,127
39,997	Sonae Capital SGPS SA	34,883
1,268,552	Sonae SGPS SA	1,270,865
		12,283,206
PUERTO RICO — 0.0%
71,100	Evertec, Inc.	1,854,288
10,800	Triple-S Management Corp. - Class B(b)	185,328
		2,039,616
QATAR — 0.0%
86,913	Qatar Navigation QSC	1,696,009
RUSSIA — 0.3%
19,818	Evraz Plc	137,549
1,737,461	Gazprom PJSC	4,100,618
1,373,778	Gazprom PJSC - ADR	6,508,960
753,438	Petropavlovsk Plc(b)	63,561
3,821,152	Surgutneftegas OJSC	1,541,251
2,285,255,960	VTB Bank PJSC	1,269,013
128,400	Yandex NV - Class A(b)	3,868,692
		17,489,644
SINGAPORE — 0.2%
545,100	Accordia Golf Trust - Units	194,798
179,800	AIMS AMP Capital Industrial REIT	173,939
Shares		Value
SINGAPORE (continued)
410,700	Ascendas Hospitality Trust	$234,237
459,300	Ascendas India Trust - Units	358,116
544,500	Asian Pay Television Trust - Units	123,826
65,000	ASL Marine Holdings Ltd.(b)	3,519
35,000	Banyan Tree Holdings, Ltd.	12,634
21,700	Best World International Ltd.	28,199
36,100	BOC Aviation Ltd.	258,023
7,400	Bonvests Holdings Ltd.	6,945
25,598	Boustead Projects Ltd.	15,061
48,229	Boustead Singapore Ltd.	27,159
299,500	Breadtalk Group Ltd.	185,951
40,000	Bukit Sembawang Estates Ltd.	154,496
33,692	BW LPG Ltd.(b)	159,431
263,800	China Aviation Oil Singapore Corp. Ltd.	262,819
359,700	China Sunsine Chemical Holdings Ltd.	267,474
116,500	Chip Eng Seng Corp. Ltd.	56,351
64,400	CITIC Envirotech Ltd.	18,597
72,800	ComfortDelGro Corp. Ltd.	118,254
82,600	COSCO Shipping International Singapore Co. Ltd.(b)	21,170
30,950	Creative Technology Ltd.(b)	137,193
493,000	CSE Global Ltd.	160,163
88,000	CW Group Holdings Ltd.(a)	2,592
41,300	Delfi Ltd.	38,165
130,121	Far East Orchard Ltd.	118,364
73,900	First Resources Ltd.	84,296
164,000	Fragrance Group Ltd.(b)	16,813
381,900	Frasers Centrepoint Trust REIT	595,534
15,000	Frasers Property Ltd.	17,110
50,100	Frencken Group Ltd.	15,010
123,200	Geo Energy Resources Ltd.	20,457
59,100	GL Ltd.	31,147
802,500	Golden Agri-Resources Ltd.	147,737
58,000	GP Industries Ltd.	28,264
118,666	Guocoland Ltd.	143,069
89,200	Halcyon Agri Corp. Ltd.	30,911
32,000	Hiap Hoe Ltd.	19,464
184,700	Ho Bee Land Ltd.(a)	324,023
285,340	Hong Fok Corp. Ltd.	136,990
91,800	Hong Leong Asia Ltd.(b)	38,108
5,500	Hong Leong Finance Ltd.	10,046
9,000	Hour Glass Ltd. (The)	4,126
76,000	Hyflux Ltd.(b)	768
59,000	IGG, Inc.	62,145
129,600	Indofood Agri Resources Ltd.	18,713
346,600	Japfa Ltd.	166,400
92,950	Jurong Technologies Industrial Corp. Ltd.(a)	0
81,178	Keppel Infrastructure Trust - Units	26,959
1,521,800	KrisEnergy Ltd.(b)	97,780
166,600	Lian Beng Group Ltd.	55,928
42,000	Low Keng Huat Singapore Ltd.	16,677

45

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
SINGAPORE (continued)
75,000	Lum Chang Holdings Ltd.	$18,680
39,000	M1 Ltd.	59,409
400,600	Midas Holdings Ltd.(a)(b)	20,823
214,300	Olam International Ltd.	278,482
68,690	OM Holdings Ltd.	65,911
40,600	OUE Ltd.	41,035
45,408	Oxley Holdings Ltd.	9,835
37,100	PCI Ltd.	23,838
69,500	Penguin International Ltd.	15,554
100,770	QAF Ltd.	53,471
66,275	Raffles Medical Group Ltd.	50,239
483,400	RHT Health Trust - Units	258,251
18,700	Riverstone Holdings Ltd./Singapore	16,065
239,250	Roxy-Pacific Holdings Ltd.	65,635
67,700	SATS Ltd.	243,400
259,600	Sembcorp Industries Ltd.	528,515
41,500	Sembcorp Marine Ltd.	47,937
270,700	Sheng Siong Group Ltd.	211,065
14,500	SIA Engineering Co. Ltd.	29,625
527,100	Sinarmas Land Ltd.	97,037
385,000	Singapore Airlines Ltd.	2,634,949
29,400	Singapore Exchange Ltd.	145,180
106,200	Singapore Post Ltd.	79,737
174,000	Singapore Reinsurance Corp. Ltd.	38,314
440,400	Stamford Land Corp. Ltd.	155,793
24,100	StarHub Ltd.	32,710
36,600	Sunningdale Tech Ltd.	36,464
384,287	Tuan Sing Holdings Ltd.	95,715
53,187	UMS Holdings Ltd.	25,919
220,554	United Engineers Ltd.	418,768
345,792	United Industrial Corp. Ltd.	698,998
164,136	UOB-Kay Hian Holdings Ltd.	145,751
87,611	UOL Group Ltd.	381,399
85,300	Venture Corp. Ltd.	943,433
30,300	Wing Tai Holdings Ltd.	42,219
26,250	Xinghua Port Holdings Ltd.	3,247
871	XP Power Ltd.	28,167
		13,287,521
SLOVAKIA — 0.0%
594	Danawa Co. Ltd.	9,461
6,197	Eagon Holdings Co. Ltd.	12,644
292	Meerecompany, Inc.	15,887
487	SeAH Steel Corp./New(b)	25,172
		63,164
SLOVENIA — 0.0%
1,285	Kenon Holdings Ltd./Singapore	20,533
SOUTH AFRICA — 0.3%
18,506	Advtech Ltd.	17,938
17,463	Aeci Ltd.	111,863
9,268	African Oxygen Ltd.	18,256
25,572	African Rainbow Minerals Ltd.	216,484
10,747	Afrimat Ltd.	19,669
Shares		Value
SOUTH AFRICA (continued)
276,028	Alexander Forbes Group Holdings Ltd.	$97,295
12,771	Allied Electronics Corp. Ltd. - A Shares(b)	15,158
38,527	Alviva Holdings Ltd.	46,094
182,737	Anglo American Platinum Ltd.	5,969,594
53,538	AngloGold Ashanti Ltd.	518,269
3,371	Assore Ltd.	70,411
3,359	Astral Foods Ltd.	45,078
20,436	AVI Ltd.	138,526
72,214	Barloworld Ltd.	587,404
43,441	Bidvest Group Ltd. (The)	541,139
5,038	City Lodge Hotels Ltd.	44,737
38,180	Clicks Group Ltd.	486,551
10,684	Clover Industries Ltd.	11,899
21,103	DataTec Ltd.	33,487
3,467	Distell Group Holdings Ltd.	25,804
26,183	Exxaro Resources Ltd.	267,820
6,242	Foschini Group Ltd. (The)	68,215
141,895	Gold Fields Ltd.	376,944
166,338	Grindrod Ltd.(b)	74,642
28,122	Harmony Gold Mining Co. Ltd.	53,242
1,317	Howden Africa Holdings Ltd.(b)	3,723
8,133	Hudaco Industries Ltd.	77,490
37,285	Hulamin Ltd.	12,510
646,611	Impala Platinum Holdings Ltd.(b)	1,192,192
10,486	Imperial Holdings Ltd.	115,796
213,673	Investec Plc	1,321,886
3,851	JSE Ltd.	42,808
52,054	KAP Industrial Holdings Ltd.	27,522
5,751	Lewis Group Ltd.	12,260
10,263	Liberty Holdings Ltd.	75,126
107,771	Life Healthcare Group Holdings Ltd.	178,979
560,963	Merafe Resources Ltd.	59,319
22,537	Metair Investments Ltd.	22,151
111,479	MMI Holdings, Ltd.(b)	134,886
16,444	Mpact Ltd.	23,285
12,113	Mr Price Group Ltd.	189,645
171,949	Murray & Roberts Holdings Ltd.	198,028
57,469	Nampak Ltd.(b)	57,849
1,304	Net 1 UEPS Technologies, Inc.(b)	8,926
48,706	Netcare Ltd.	81,977
5,521	Oceana Group Ltd.	32,559
47,650	Peregrine Holdings Ltd.	66,343
5,508	Pioneer Foods Group Ltd.	30,235
283,209	PPC Ltd.(b)	114,032
2,537	PSG Group Ltd.	37,832
21,743	Reunert Ltd.	117,540
3,432	Santam Ltd.	72,237
687,075	Sappi Ltd.	3,862,803
1,550,391	Sibanye Gold Ltd.(b)	1,076,157
5,247	Spar Group Ltd. (The)	62,537

46

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
SOUTH AFRICA (continued)
133,904	Super Group Ltd.(b)	$363,068
12,688	Transaction Capital Ltd.	15,275
6,418	Truworths International Ltd.	35,204
31,902	Tsogo Sun Holdings Ltd.	43,682
43,623	Woolworths Holdings Ltd.	150,600
		19,772,981
SOUTH KOREA — 1.1%
1,493	Able C&C Co. Ltd.(b)	11,543
3,252	Ace Technologies Corp.(b)	10,131
3,445	Aekyung Petrochemical Co. Ltd.	24,790
781	AfreecaTV Co. Ltd.	23,576
462	Ahnlab, Inc.	16,460
1,836	Aj Networks Co. Ltd.	7,339
5,334	AJ Rent A Car Co. Ltd.(b)	50,085
1,433	AK Holdings, Inc.	56,085
12,123	ALUKO Co. Ltd.	27,819
1,630	Amotech Co. Ltd.(b)	28,965
6,930	Anam Electronics Co. Ltd.(b)	14,078
2,744	Aprogen Kic Inc.(b)	19,432
953	Asia Cement Co. Ltd.	92,829
564	ASIA Holdings Co. Ltd.	57,165
962	Asia Paper Manufacturing Co. Ltd.	30,433
22,386	Asiana Airlines, Inc.(b)	71,703
2,348	Aurora World Corp.	16,422
2,350	Autech Corp.	18,972
2,934	Baiksan Co. Ltd.	12,925
1,112	BH Co. Ltd.(b)	15,564
735	Binggrae Co. Ltd.	45,665
45,846	BNK Financial Group, Inc.	305,358
1,549	Bookook Securities Co. Ltd.	29,837
6,025	Boryung Pharmaceutical Co. Ltd.	51,709
4,103	Capro Corp.	15,428
430	Caregen Co. Ltd.	26,791
1,826	Chabiotech Co. Ltd.(b)	29,404
4,893	Cheil Worldwide, Inc.	97,469
659	Chong Kun Dang Pharmaceutical Corp.	50,138
1,209	Chongkundang Holdings Corp.	59,519
1,274	Chungdahm Learning, Inc.	22,695
1,068	CJ CGV Co. Ltd.	37,817
1,367	CJ CheilJedang Corp.	388,669
6,287	CJ Hello Co. Ltd.	50,150
1,012	CJ Logistics Corp.(b)	140,759
1,413	CKD Bio Corp.	22,505
400	Com2uSCorp.	44,965
524	Cosmax, Inc.	52,881
1,022	Cosmoam&T Co. Ltd.(b)	15,471
426	Coson Co. Ltd.(b)	3,551
637	Crown Confectionery Co. Ltd.	5,232
1,379	Crown Haitai Holdings Co. Ltd.	11,859
1,788	CTC BIO, Inc.(b)	13,133
12,082	CUROCOM Co. Ltd.(b)	16,169
Shares		Value
SOUTH KOREA (continued)
1,323	Cymechs, Inc./Korea	$9,659
4,684	D.I Corp.	14,304
4,227	Dae Dong Industrial Co. Ltd.	20,847
1,110	Dae Hwa Pharmaceutical Co. Ltd.	19,627
14,862	Dae Won Kang Up Co. Ltd.	42,126
12,386	Daea TI Co. Ltd.	63,367
5,021	Daeduck GDS Co. Ltd.	56,398
4,839	Dae-Il Corp.	23,992
5,786	Daelim Industrial Co. Ltd.	385,886
6,325	Daesang Corp.	125,162
8,133	Daesang Holdings Co. Ltd.	51,672
2,247	Daesung Industrial Co. Ltd.(b)	7,414
2,147	Daewon Media Co. Ltd.(b)	14,789
1,144	Daewon Pharmaceutical Co. Ltd.	16,213
8,194	Daewon San Up Co. Ltd.	41,058
292,112	Daewoo Engineering & Construction Co. Ltd.(b)	1,159,938
81,649	Daewoo Securities Co. Ltd.	460,711
10,673	Daewoo Shipbuilding & Marine Engineering Co. Ltd.(b)	273,955
7,695	Daewoong Co. Ltd.	93,862
513	Daewoong Pharmaceutical Co. Ltd.	63,475
902	Daihan Pharmaceutical Co. Ltd.	33,997
9,921	Daishin Securities Co. Ltd.	96,202
1,763	Dawonsys Co. Ltd.	24,754
8,511	DB HiTek Co Ltd.	84,770
11,850	DB Insurance Co. Ltd.	746,637
5,479	Deutsch Motors, Inc.(b)	24,136
28,216	DGB Financial Group, Inc.	232,750
1,712	DHP Korea Co. Ltd.	13,446
887	Dio Corp(b)	20,238
1,833	DMS Co. Ltd.	7,254
2,814	Dong Ah Tire & Rubber Co. Ltd.(b)	33,213
585	Dong-A ST Co. Ltd.	42,814
4,103	Dong-Ah Geological Engineering Co. Ltd.	47,347
10,340	Dongbu Securities Co. Ltd.	33,709
605	Dongbu Steel Co. Ltd.(b)	3,775
830	Dong-IL Corp.	44,357
3,239	Dongjin Semichem Co. Ltd.	24,501
665	DongKook Pharmaceutical Co. Ltd.	32,388
10,327	Dongkuk Steel Mill Co. Ltd.	64,071
2,706	Dongsuh Cos., Inc.	44,287
1,553	Dongwha Enterprise Co. Ltd.	34,070
17,479	Dongwon Development Co. Ltd.	54,298
287	Dongwon F&B Co. Ltd.	66,489
392	Dongwon Industries Co. Ltd.	83,075
4,752	Doosan Bobcat, Inc.	146,786
2,226	Doosan Corp.	233,432
10,689	Doosan Heavy Industries & Construction Co. Ltd.(b)	102,711

47

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
SOUTH KOREA (continued)
297,159	Doosan Infracore Co. Ltd.(b)	$2,007,919
1,300	Doubleugames Co. Ltd.	74,380
2,669	DRB Holding Co. Ltd.	15,107
2,814	Duozone Bizon Co. Ltd.	107,048
4,090	DY Corp.	19,022
2,154	DY POWER Corp.	21,927
153	E1 Corp.	8,136
14,440	Easy Bio, Inc.	73,496
488	E-Mart Co. Ltd.	87,575
4,220	EM-Tech Co. Ltd.	49,253
2,649	Esmo Corp.(b)	15,761
21,310	Eugene Investment & Securities Co. Ltd.(b)	43,385
2,306	Eugene Technology Co. Ltd.	26,003
4,135	Eusu Holdings Co. Ltd.(b)	22,425
3,297	EVERDIGM Corp.	17,273
936	F&F Co. Ltd.	42,876
5,900	Fila Korea Ltd.	217,713
3,868	Fine Semitech Corp.	13,934
7,435	Foosung Co. Ltd.(b)	56,959
1,890	Gabia, Inc.	10,598
3,835	Genie Music Corp.(b)	14,976
14,838	GNCO Co. Ltd.(b)	18,164
696	Golfzon Co. Ltd.	19,972
3,647	Grand Korea Leisure Co. Ltd.	71,209
15,368	Green Cross Corp.	1,611,580
2,348	Green Cross Holdings Corp.	42,755
118,127	GS Engineering & Construction Corp.	4,327,851
9,123	GS Global Corp.	19,294
4,569	GS Holdings Corp.	194,460
3,508	GS Retail Co. Ltd.	110,515
700	Haesung Ds Co. Ltd.	9,644
546	Halla Holdings Corp.	19,597
5,493	Han Kuk Carbon Co. Ltd.	32,729
86,418	Hana Financial Group, Inc.	2,904,488
1,536	Hancom, Inc.	17,321
717	Handok, Inc.	14,440
3,932	Handsome Co. Ltd.	125,598
873	Hanil Cement Co. Ltd./New(b)	90,016
7,983	Hanjin Kal Corp.	135,204
975	Hanjin Transportation Co. Ltd.	32,042
5,566	Hankook Tire Co. Ltd.	202,214
857	Hanmi Pharm Co. Ltd.	292,924
874	Hanmi Science Co. Ltd.	51,157
3,807	Hanmi Semiconductor Co. Ltd.	30,702
2,383	Hanmiglobal Co. Ltd.	18,507
12,488	Hanon Systems	119,998
1,441	Hans Biomed Corp.(b)	30,791
2,224	Hansae Co. Ltd.	36,203
2,777	Hansae Yes24 Holdings Co. Ltd.	21,518
1,819	Hanshin Construction Co. Ltd.	25,141
966	Hansol Chemical Co. Ltd.	67,138
7,234	Hansol Holdings Co. Ltd.	26,345
16,438	Hansol HomeDeco Co. Ltd.	18,248
Shares		Value
SOUTH KOREA (continued)
6,087	Hansol Paper Co. Ltd.	$92,944
524	Hanssem Co. Ltd.	22,463
19,885	Hanwha Chemical Corp.	281,815
11,766	Hanwha Corp.	290,136
195	Hanwha Galleria Timeworld Co. Ltd.(b)	4,346
20,514	Hanwha General Insurance Co. Ltd.	106,751
28,818	Hanwha Investment & Securities Co. Ltd.(b)	51,589
47,109	Hanwha Life Insurance Co. Ltd.	185,410
1,369	Hanwha Techwin Co. Ltd.(b)	34,178
2,960	Hanyang Eng Co. Ltd.	30,910
1,738	HDC Hyundai Engineering Plastics Co. Ltd.	6,726
7,210	Heungkuk Fire & Marine Insurance Co., Ltd.(b)	30,528
3,170	Homecast CO Ltd(b)	15,662
2,579	Hotel Shilla Co. Ltd.	161,364
5,644	HS Industries Co. Ltd.	30,460
2,585	Huchems Fine Chemical Corp.	49,452
67	Hugel, Inc.(b)	16,133
904	Humedix Co. Ltd.	20,626
853	Huons Co. Ltd.	50,527
2,804	Huons Global Co. Ltd.	95,964
2,600	Hwangkum Steel & Technology Co. Ltd.	17,089
1,316	Hy-Lok Corp.	26,388
425	Hyosung Chemical Corp.(b)	48,484
2,860	Hyundai Bioscience Co. Ltd.(b)	15,460
2,903	Hyundai BNG Steel Co. Ltd.	23,208
15,531	Hyundai Construction Equipment Co. Ltd.(b)	1,014,002
870	Hyundai Corp.	18,476
30,960	Hyundai Department Store Co. Ltd.	2,355,519
24,611	Hyundai Development Co-Engineering & Construction	362,832
13,144	Hyundai Electric & Energy System Co. Ltd.(b)	543,269
2,511	Hyundai Elevator Co. Ltd.	175,619
101,258	Hyundai Engineering & Construction Co. Ltd.	4,065,248
1,124	Hyundai Glovis Co. Ltd.	112,444
3,301	Hyundai Greenfood Co. Ltd.	35,775
1,755	Hyundai Livart Furniture Co. Ltd.	33,420
19,046	Hyundai Marine & Fire Insurance Co. Ltd.	698,629
1,752	Hyundai Rotem Co. Ltd.(b)	33,593
1,601	Hyvision System, Inc.	16,508
28,243	IHQ, Inc.(b)	35,318
755	Il Dong Pharmaceutical Co. Ltd.	12,655
1,001	Iljin Diamond Co. Ltd.	16,075
5,139	Iljin Display Co. Ltd.	16,483

48

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
SOUTH KOREA (continued)
2,212	Iljin Electric Co. Ltd.	$5,823
4,855	Iljin Holdings Co. Ltd.(b)	11,823
3,445	Iljin Materials Co. Ltd.	137,401
1,171	InBody Co. Ltd.	21,631
191,576	Industrial Bank of Korea	2,496,515
3,473	Initech Co. Ltd.(b)	15,696
2,134	Innox Advanced Materials Co., Ltd.(b)	74,345
4,028	Insun ENT Co. Ltd.(b)	20,042
2,925	IS Dongseo Co. Ltd.	79,443
1,144	i-SENS, Inc.	22,889
5,556	IsuPetasys Co. Ltd.	27,206
1,973	J.ESTINA Co. Ltd.	9,021
1,301	Jahwa Electronics Co. Ltd.	16,611
2,946	Jastech Ltd.	15,744
52,552	JB Financial Group Co. Ltd.	253,179
7,737	Jcontentree Corp.(b)	30,892
861	Jeju Air Co. Ltd.	23,234
2,519	JW Holdings Corp.	12,932
1,258	JW Pharmaceutical Corp.	36,596
4,489	JYP Entertainment Corp.(b)	112,663
2,820	Kangwon Land, Inc.	71,023
2,527	Kaon Media Co. Ltd.	12,573
64,935	KB Financial Group Inc.	2,700,995
2,623	KC Co. Ltd.	37,404
15,308	KEC Corp.	13,111
824	KEPCO Plant Service & Engineering Co. Ltd.	19,885
3,003	Keyang Electric Machinery Co. Ltd.	8,854
8,084	KEYEAST Co. Ltd.(b)	19,509
2,361	KG Chemical Corp.	36,672
7,458	KG Eco Technology Service Co. Ltd.	19,765
4,404	Kginicis Co. Ltd.	54,106
4,335	KGMobilians Co. Ltd.	26,477
680	Kishin Corp.	1,933
2,673	KISWIRE Ltd.	50,666
2,226	KIWOOM Securities Co. Ltd.	147,482
6,735	KMH Co. Ltd.(b)	43,026
2,232	Koentec Co. Ltd.	12,829
1,319	Koh Young Technology, Inc.	104,404
1,469	Kolmar BNH Co. Ltd.	28,940
2,513	Kolon Industries, Inc.	110,704
610	Kolon Life Science, Inc.(b)	32,974
1,741	Kolon Plastic, Inc.	9,106
1,680	KONA I Co. Ltd.(b)	21,819
809	Korea Electric Terminal Co. Ltd.	26,551
1,087	Korea Gas Corp.(b)	49,697
536	Korea Information & Communications Co. Ltd.(b)	4,610
10,452	Korea Investment Holdings Co. Ltd.	543,902
1,117	Korea Kolmar Co. Ltd.	53,127
1,588	Korea Kolmar Holdings Co. Ltd.	40,203
Shares		Value
SOUTH KOREA (continued)
2,885	Korea Line Corp.(b)	$54,305
732	Korea PetroChemical Ind Co. Ltd.	100,208
17,755	Korea Real Estate Investment & Trust Co. Ltd.	36,537
1,632	Korea United Pharm, Inc.	32,008
7,774	Korean Air Lines Co. Ltd.	187,264
16,997	Korean Reinsurance Co.	144,532
2,714	Kortek Corp.	33,938
944	KPX Chemical Co. Ltd.	42,662
2,891	KT Skylife Co. Ltd.	31,458
12,081	KTB Investment & Securities Co. Ltd.(b)	34,349
3,749	KTCS Corp.	7,353
700	Kukdo Chemical Co. Ltd.	27,735
1,376	Kumho Industrial Co. Ltd.	11,785
3,137	Kumho Petrochemical Co. Ltd.	237,020
14,116	Kumho Tire Co. Inc.(b)	62,184
5,317	Kwang Dong Pharmaceutical Co. Ltd.	26,176
1,610	Kyeryong Construction Industrial Co. Ltd.(b)	27,409
5,833	Kyobo Securities Co. Ltd.	44,379
1,118	Kyongbo Pharmaceutical Co. Ltd.	9,811
682	Kyung Dong Navien Co. Ltd.	21,994
2,747	Kyungbang Ltd.	28,566
3,492	Kyungdong Pharm Co. Ltd.	35,087
8,473	Kyung-In Synthetic Corp.	39,036
560	L&F Co. Ltd.	17,470
12,520	LB Semicon, Inc.(b)	43,013
7,239	Leadcorp Inc (The)	35,638
1,206	LEENO Industrial, Inc.	63,393
7,800	LF Corp.	149,901
42,525	LG Electronics, Inc.	2,362,189
3,488	LG Innotek Co. Ltd.	379,546
4,149	LG International Corp.	56,980
43,197	LG Uplus Corp.	612,199
1,768	Lock & Lock Co. Ltd.	23,971
5	Lotte Chilsung Beverage Co. Ltd.	6,002
2,654	LOTTE Fine Chemical Co. Ltd.	94,906
58	Lotte Food Co. Ltd.	33,389
3,032	LOTTE Himart Co. Ltd.	149,265
29,117	Lotte Non-Life Insurance Co. Ltd.	63,240
1,356	Lotte Shopping Co. Ltd.	230,254
6,777	LS Corp.	300,328
3,251	LS Industrial Systems Co. Ltd.	140,219
7,860	Lumens Co. Ltd.(b)	16,175
14,408	Macquarie Korea Infrastructure Fund	114,551
867	Macrogen, Inc.(b)	22,673
3,810	Mando Corp.	102,142
1,288	Mcnex Co. Ltd.	16,163
639	Medy-Tox, Inc.	261,533
8,279	Meritz Financial Group, Inc.	75,194

49

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
SOUTH KOREA (continued)
11,185	Meritz Fire & Marine Insurance Co. Ltd.	$178,638
75,186	Meritz Securities Co. Ltd.	261,935
7,104	MiCo Ltd.(b)	20,822
1,302	Minwise Co. Ltd.	19,995
15,866	Mirae Asset Life Insurance Co. Ltd.	63,419
9,910	Moorim P&P Co. Ltd.	66,006
7,421	Moorim Paper Co. Ltd.	18,430
2,496	Namhae Chemical Corp.	22,013
21,895	Namsun Aluminum CO Ltd(b)	26,515
582	Nasmedia Co. Ltd.	16,573
1,026	Neopharm Co. Ltd.	33,988
708	Neowiz(b)	7,083
5,428	NEPES Corp.	42,441
12,127	Nexen Corp.	55,019
35,520	NH Investment & Securities Co. Ltd.	378,718
3,634	NHN KCP Corp.(b)	32,368
4,349	NICE Holdings Co. Ltd.	65,452
1,136	Nice Information & Telecommunication, Inc.	18,891
5,313	NICE Information Service Co. Ltd.	50,587
3,498	NICE Total Cash Management Co. Ltd.	38,524
333	NongShim Co. Ltd.	63,704
454	Noroo Holdings Co. Ltd.	4,661
3,414	Noroo Paint & Coatings Co. Ltd.	23,578
2,740	NPC	9,389
39,620	OCI Co. Ltd.	2,962,243
22,397	Orientbio, Inc.(b)	16,215
1,331	Orion Corp./Republic Of Korea	111,077
505	Osstem Implant Co. Ltd.(b)	18,923
96	Ottogi Corp.	55,517
4,424	Paik Kwang Industrial Co. Ltd.	9,026
26,773	Pan Ocean Co. Ltd.(b)	112,068
5,134	Pan-Pacific Co. Ltd.(b)	13,065
5,362	Paradise Co. Ltd.	84,226
4,914	Partron Co. Ltd.	37,473
765	Pharma Research Products Co. Ltd.	21,919
4,625	Poongsan Corp.	98,016
776	POSCO Chemtech Co. Ltd.	44,331
8,282	Posco Daewoo Corp.	129,367
4,494	Posco ICT Co. Ltd.	21,730
5,707	Posco M-Tech Co. Ltd.	29,297
8,780	Power Logics Co. Ltd.(b)	43,917
1,912	Protec Co. Ltd.	18,373
4,647	PSK, Inc.	53,625
180	Pulmuone Co. Ltd.	15,022
3,727	RFTech Co. Ltd.	16,909
1,772	S&T Motiv Co. Ltd.	40,896
1,685	S-1 Corp.	142,690
854	Sajo Industries Co. Ltd.	37,471
Shares		Value
SOUTH KOREA (continued)
1,443	Sam Chun Dang Pharm Co. Ltd.	$40,331
577	Sam Kwang Glass Co. Ltd.	14,735
1,125	Sam Yung Trading Co. Ltd.	13,426
2,523	Sambo Motors Co. Ltd.	13,683
163	Samchully Co. Ltd.	13,088
5,492	Samick Musical Instruments Co. Ltd.	7,542
3,256	Samick THK Co. Ltd.	33,144
6,581	Samji Electronics Co. Ltd.	44,410
2,001	Samjin Pharmaceutical Co. Ltd.	64,970
1,210	Sammok S-Form CO Ltd.	11,733
3,371	Samsung Card Co. Ltd.	99,543
268,070	Samsung Engineering Co. Ltd.(b)	4,293,166
36,901	Samsung Heavy Industries Co. Ltd.(b)	225,379
8,656	Samsung Pharmaceutical Co. Ltd.(b)	19,560
20,997	Samsung SDS Co. Ltd.	3,546,946
10,578	Samsung Securities Co. Ltd.	248,310
2,242	Samwha Capacitor Co. Ltd.	110,374
139	Samyang Corp.	7,404
426	Samyang Foods Co. Ltd.	22,692
1,036	Samyang Holdings, Corp.	78,458
1,226	Sang-A Frontec Co. Ltd.	12,534
1,700	Sangsin Energy Display Precision Co. Ltd.	20,811
10,570	Savezone I&C Corp.	30,841
12,045	S-Connect Co. Ltd.(b)	14,639
6,080	Seah Besteel Corp.	86,434
485	SeAH Holdings Corp.	42,476
543	SeAH Steel Corp.	23,396
3,601	Sebang Co. Ltd.	39,026
1,617	Sebo Manufacturing Engineer Corp.	12,259
1,705	Sejong Industrial Co. Ltd.	7,840
341	Seobu T&D(b)	2,624
12,974	Seohan Co. Ltd.	19,241
5,885	Seoul Semiconductor Co. Ltd.	105,610
4,428	SFA Engineering Corp.	151,155
21,427	SFA Semicon Co. Ltd.(b)	26,606
20,189	SG Corp.(b)	10,772
273	Shindaeyang Paper Co. Ltd.	16,315
2,195	Shinsegae Co. Ltd.	497,922
464	Shinsegae Engineering & Construction Co. Ltd.	9,650
139	Shinsegae International, Inc.	17,992
1,890	SIGONG TECH Co. Ltd.	9,321
1,484	Silicon Works Co. Ltd.	51,374
2,858	SIMMTECH Co. Ltd.	20,641
642	SK Bioland Co. Ltd.	7,014
1,264	SK Gas Ltd.	81,083
537	SK Materials Co. Ltd.	87,745
403,525	SK Networks Co. Ltd.	1,506,734
39,972	SK Securities Co. Ltd.(b)	25,957

50

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
SOUTH KOREA (continued)
5,553	SKC Co. Ltd.	$161,539
1,591	SKCKOLONPI, Inc.	46,702
4,287	SL Corp.	54,173
1,105	SM Entertainment Co.(b)	42,569
3,958	Snu Precision Co. Ltd.(b)	8,128
5,235	Solid, Inc.(b)	12,289
3,546	Songwon Industrial Co. Ltd.	53,678
2,069	Soulbrain Co. Ltd.	95,502
134	SPC Samlip Co. Ltd.	14,758
20,108	Ssangyong Cement Industrial Co. Ltd.	84,610
2,143	Ssangyong Motor Co.(b)	6,958
1,302	Suheung Co. Ltd.	31,192
1,349	Sun Kwang Co. Ltd.	19,533
2,270	Sung Kwang Bend Co. Ltd.	23,207
11,506	Sungchang Enterprise Holdings Ltd.(b)	19,841
3,961	Sungdo Engineering & Construction Co. Ltd.	14,877
7,382	Sungshin Cement Co. Ltd.(b)	56,747
67	Suprema, Inc.(b)	941
2,784	Systems Technology, Inc.	22,379
6,520	Tae Kyung Industrial Co. Ltd.	29,752
21,432	Taeyoung Engineering & Construction Co. Ltd.	178,294
4,107	Taihan Fiberoptics Co. Ltd.(b)	18,273
4,737	Tailim Packaging Co. Ltd.	12,159
2,118	Techwing, Inc.	18,772
2,265	Tera Semicon Co. Ltd.	29,218
8,316	Texcell-Netcom Co. Ltd.(b)	128,073
16,250	TK Chemical Corp.(b)	25,668
753	Tokai Carbon Korea Co. Ltd.	37,136
11,084	Tong Yang Moolsan Co. Ltd.	14,979
6,685	Tongyang Cement & Energy Corp.	18,596
3,481	Tongyang Life Insurance Co. Ltd.	17,259
4,967	Top Engineering Co. Ltd.	38,313
1,855	Toptec Co. Ltd.(b)	21,569
4,916	Tovis Co. Ltd.	28,127
2,406	Unid Co. Ltd.	84,982
4,676	Union Semiconductor Equipment & Materials Co. Ltd.	15,347
2,607	UniTest, Inc.	28,139
934	Value Added Technologies Co. Ltd.	18,523
754	Vieworks Co. Ltd.	21,372
984	Vitzrocell Co. Ltd.(b)	8,851
803	WeMade Entertainment Co. Ltd.	16,630
1,306	Whanin Pharmaceutical Co. Ltd.	19,483
4,704	WiSoL Co. Ltd.	64,190
8,940	Wonik Holdings Corp.(b)	31,381
1,674	Wonik IPS Co. Ltd.	27,911
1,292	Wonik Materials Co. Ltd.(b)	31,746
2,740	Wonik QnC Corp.(b)	30,296
Shares		Value
SOUTH KOREA (continued)
12,035	Woongjin Co. Ltd.(b)	$27,565
195,999	Woori Bank	2,708,950
37,340	Woori Investment Bank Co. Ltd.(b)	23,363
3,901	Wooshin Systems Co. Ltd.	21,224
5,704	Y G-1 Co. Ltd.	48,053
3,685	Yearimdang Publishing Co. Ltd.(b)	16,395
4,119	Yong Pyong Resort Co. Ltd.	18,977
2,162	Youlchon Chemical Co. Ltd.	23,431
49	Young Poong Corp.	28,251
7,025	Youngone Corp.	220,389
2,002	Youngone Holdings Co. Ltd.	107,870
16,555	Yuanta Securities Korea Co. Ltd.(b)	45,907
723	Yuhan Corp.	106,272
3,045	Yuyang DNU Co. Ltd.(b)	19,079
2,552	Zeus Co. Ltd.	27,210
		69,500,273
SPAIN — 0.7%
22,780	Acciona SA	1,924,285
60,681	Acerinox SA	678,227
67,020	ACS Actividades de Construccion y Servicios SA	2,513,373
332,162	Almirall SA	6,023,303
147,715	Amper SA(b)	43,668
3,400	AmRest Holdings SE(b)	35,177
288,208	Applus Services SA	3,923,773
2,752	Azkoyen SA	22,505
1,482,369	Banco de Sabadell SA	1,956,031
324,652	Bankia SA	1,021,880
176,772	Bankinter SA	1,450,392
895	Baron de Ley(b)	108,975
105,979	Biosearch SA(b)	163,250
16,407	Bolsas y Mercados Espanoles SHMSF SA	485,767
20,024	Caja de Ahorros del Mediterraneo(a)(b)	0
35,477	Cellnex Telecom SA	884,424
57,853	Cia de Distribucion Integral Logista Holdings SA	1,397,032
15,715	Cie Automotive SA	416,508
25,895	Cominar Real Estate Investment Trust, REIT	260,302
5,962	Construcciones y Auxiliar de Ferrocarriles SA	224,194
24,239	Ebro Foods SA	476,055
86,329	EDP Renovaveis SA	776,373
32,213	eDreams ODIGEO SA(b)	131,167
15,183	Elecnor SA	192,606
145,742	Enagas SA	3,869,330
67,086	Ence Energia y Celulosa SA	564,185
90,277	Ercros SA	411,052
49,261	Euskaltel SA	412,884
33,757	Faes Farma SA	142,042
9,353	Fluidra SA	113,140

51

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
SPAIN (continued)
8,488	Fomento de Construcciones y Contratas SA(b)	$113,059
10,326	Global Dominion Access Sa(b)	55,204
16,692	Grupo Catalana Occidente SA	690,072
3,320	Grupo Empresarial San Jose SA(b)	18,181
47,660	Grupo Ezentis SA(b)	36,114
1,905	Iberpapel Gestion SA	64,946
19	Iberpapel Gestion SA I-2018	648
26,616	Indra Sistemas SA(b)	263,329
1,502	Laboratorios Farmaceuticos Rovi SA	27,730
580,518	Liberbank SA(b)	272,345
598,935	Mapfre SA	1,793,637
14,025	Mediaset Espana Comunicacion SA	95,503
477,240	Melia Hotels International SA	4,908,130
3,643	Miquel y Costas & Miquel SA	119,660
13,764	Natra SA(b)	13,719
9,235	Naturhouse Health SAU	23,744
50,547	NH Hotel Group SA	314,885
25,893	Papeles y Cartones de Europa SA	489,770
9,982	Pharma Mar SA(b)	12,199
1,765	Prim SA	24,989
9,467	Promotora de Informaciones S.A. - Class A(b)	17,199
31,611	Prosegur Cia de Seguridad SA	175,726
25,953	Quabit Inmobiliaria SA(b)	49,972
28,335	Red Electrica Corp. SA	587,310
243,929	Sacyr SA	589,868
57,486	Siemens Gamesa Renewable Energy SA(b)	637,569
5,485	Solaria Energia y Medio Ambiente SA(b)	23,608
32,524	Talgo SA(b)	165,219
6,165	Tecnicas Reunidas SA	165,840
4,358	Telepizza Group SA	22,632
30,529	Tubacex SA(b)	108,231
4,430	Vidrala SA	367,791
8,488	Viscofan SA	507,613
34,839	Vocento SA(b)	48,931
39,000	Zardoya Otis SA	267,247
		43,694,520
SURINAME — 0.0%
807,611	Dar Al Arkan Real Estate Development Co.	1,978,579
SWEDEN — 1.2%
54,102	Aak Ab	815,862
8,404	AcadeMedia AB(b)	38,525
68,292	Acando AB	240,298
4,959	Addlife AB	113,799
8,517	AddNode Group AB	104,239
12,819	AddTech AB - Class B	261,951
65,538	AF AB - B Shares	1,405,846
Shares		Value
SWEDEN (continued)
46,303	Ahlsell AB	$234,370
11,378	Ahlstrom-Munksjo Oyj	177,328
4,896	Alimak Group AB	68,910
641,037	Arjo AB - B Shares	2,178,551
49,705	Atrium Ljungberg AB - Class B	842,978
16,113	Attendo AB	145,703
5,641	Avanza Bank Holding AB	301,679
65,083	Axfood AB	1,161,034
4,990	Bactiguard Holding AB(b)	22,902
4,430	BE Group AB(b)	21,058
12,863	Beijer Alma Ab	194,003
2,921	Beijer Electronics AB(b)	13,662
47,595	Beijer Ref AB	752,063
8,687	Bergman & Beving AB - Class B	81,543
910	Besqab Ab	11,515
62,344	Betsson Ab	541,609
256,750	Bilia AB - A Shares	2,405,852
84,635	BillerudKorsnas AB	1,003,469
2,871	BioGaia AB - Class B	116,237
6,543	Biotage AB	85,799
1,799	Bonava AB	20,052
53,125	Bonava AB - Class B	600,266
36,834	Bravida Holding AB	270,686
31,286	Bufab AB	316,923
9,754	Bulten AB	105,415
56,187	Bure Equity AB	731,874
14,990	Byggmax Group AB	61,181
11,744	Capio Ab	74,305
21,585	Castellum AB	372,324
8,958	Catena AB	182,074
15,282	Cellavision AB	427,174
333,022	Cloetta AB - B Shares	1,004,399
30,492	Com Hem Holding AB	475,815
8,618	Coor Service Management Holding AB	60,742
62,252	Dios Fastigheter AB	375,166
65,618	Dometic Group AB	458,910
13,750	Doro AB(b)	61,529
15,850	Duni AB	177,706
10,203	Dustin Group AB	81,837
4,785	Eastnine AB	44,968
5,106	Elanders AB - B Shares	52,727
730,801	Elekta AB - Class B	9,267,628
4,800	Eltel AB(b)	10,412
2,635	Enea AB(b)	30,666
1,232	eWork Group AB	11,713
24,718	Fabege AB	315,756
6,669	Fagerhult AB	58,592
111,727	Fastighets AB Balder - Class B(b)	2,805,644
2,997	Fastpartner Ab	18,012
40,413	Fingerprint Cards AB - Class B(b)	49,982
23,026	FormPipe Software AB	49,317
12,146	Fortnox AB	99,545

52

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
SWEDEN (continued)
8,692	G5 Entertainment AB	$248,664
519,647	Getinge AB - B Shares	5,104,961
9,007	Global Gaming 555 AB	28,740
43,985	Granges AB	465,269
18,709	Haldex AB	158,444
12,523	Hemfosa Fastigheter AB	154,773
269,091	Hexpol AB	2,490,617
5,834	HIQ International AB	32,826
2,022	Hms Networks Ab	31,685
45,868	Holmen AB	1,051,072
123,524	Hufvudstaden AB - Class A	1,826,306
23,122	Humana Ab	138,967
65,006	Husqvarna AB - B Shares	491,000
3,044	Husqvarna AB - Class A	23,085
29,530	Indutrade AB	708,631
35,377	Instalco Intressenter AB	260,172
38,078	Intrum Justitia AB	971,179
15,419	Investment AB Oresund(b)	234,205
42,463	Inwido AB	283,283
20,956	JM AB	398,343
28,390	KappAhl AB	81,359
43,588	Karo Pharma AB	175,997
43,070	Klovern AB - B Shares	49,748
6,404	KNOW IT AB	124,565
292,572	Kungsleden AB	2,047,747
8,118	Lagercrantz Group AB - B Shares	79,928
3,734	Lifco AB - B Shares	158,726
71,427	Lindab International AB	499,536
31,407	Loomis AB - Class B	971,264
11,631	Medicover AB(b)	103,840
3,904	Medivir AB - Class B(b)	15,443
32,668	Mekonomen AB	381,971
14,629	Moberg Pharma AB(b)	81,528
4,449	Modern Times Group MTG AB - Class B	164,422
11,645	Momentum Group AB - Class B	117,072
13,849	Mycronic AB	173,583
5,837	NCC AB - Class B	87,066
6,477	Nederman Holding Ab	70,778
66,395	Net Insight AB - Class B(b)	19,952
33,902	NetEnt AB	174,120
88,227	New Wave Group AB - Class B	536,044
49,880	Nobia AB	317,502
32,613	Nobina AB	217,749
62,237	Nolato AB - B Shares	2,866,623
1,900	Nordic Waterproofing Holding AS	15,426
1,084	OEM International AB - B Shares	24,876
175,440	Opus Group AB	107,168
8,176	Orexo AB(b)	55,572
23,839	Pandox AB	407,426
13,345	Paradox Interactive AB	192,786
149,604	Peab AB	1,317,658
Shares		Value
SWEDEN (continued)
2,570	Platzer Fastigheter Holding AB - Class B	$16,598
37,175	Pricer AB - B Shares	41,517
2,816	Proact IT Group AB	54,159
38,765	Qliro Group AB(b)	51,172
120,582	Ratos AB - B Shares	325,728
2,630	Raysearch Laboratories AB(b)	33,137
124,365	Recipharm AB - B Shares(b)	1,840,099
12,012	Resurs Holding AB	79,611
31,607	Rottneros AB	40,687
10,265	Saab AB - Class B	402,248
1,068	Sagax AB - Class B	14,892
213,439	SAS AB(b)	482,335
23,896	Scandi Standard AB	146,230
17,259	Scandic Hotels Group AB	157,763
14,695	Semcon AB	85,108
81,186	Sensys Gatso Group Ab(b)	15,117
32,890	SkiStar AB	857,189
101,046	SSAB AB - Class A	403,581
410,828	SSAB AB - Class B	1,332,891
2,813	Svolder AB Class - B	30,241
16,350	Sweco AB - Class B	368,767
307,692	Swedish Orphan Biovitrum AB(b)	6,280,835
3,229	Systemair AB	34,121
16,327	Thule Group AB	323,466
866	Troax Group AB	24,037
12,395	Vitrolife Ab	183,748
15,269	Wallenstam AB	137,571
12,924	Wihlborgs Fastigheter Ab	146,086
5,666	Xvivo Perfusion AB(b)	85,072
		72,747,828
SWITZERLAND — 1.2%
45,500	3SBio, Inc.	66,028
39,642	Adecco Group AG	1,942,051
4,983	Allreal Holding AG	764,903
3,034	ALSO Holding AG	344,023
276	APG SGA SA	97,284
20,010	Arbonia AG(b)	251,131
11,073	Ascom Holding AG	176,790
1,566	Autoneum Holding AG	303,202
275	Bachem Holding AG - Class B	32,165
28,329	Baloise Holding AG	4,056,041
554	Banque Cantonale de Geneve	106,988
1,397	Banque Cantonale Vaudoise	1,044,473
424	Barry Callebaut AG	828,929
99	Belimo Holding AG	442,829
1,123	Bell Food Group AG	352,349
3,500	Bellevue Group AG	76,106
1,797	Berner Kantonalbank AG	378,259
987	BKW AG	62,622
2,740	Bobst Group SA	207,306
1,166	Bossard Holding AG	190,330
3,259	Bucher Industries AG	899,570
53

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
SWITZERLAND (continued)
708	Burckhardt Compression Holding AG	$234,793
232	Burkhalter Holding AG	18,129
1,767	Calida Holding AG	55,090
111	Carlo Gavazzi Holding AG	30,198
12,616	Cavotec SA(b)	29,227
32,821	Cembra Money Bank AG	2,753,686
178	Cham Group AG	75,820
34,000	China Yuhua Education Corp. Ltd.	13,657
1,007	Cicor Technologies	50,392
539	Cie Financiere Tradition SA	56,728
133,112	Clariant AG	2,869,346
744	Coltene Holding AG	75,940
274	Conzzeta AG	245,121
1,319	Daetwyler Holding AG	200,374
4,273	DKSH Holding AG	288,289
821	dormakaba Holding AG	592,630
12,842	Dufry AG	1,447,857
6,907	EDAG Engineering Group AG	137,062
38,356	EFG International AG	270,775
2,558	Emmi AG	1,859,163
2,219	Energiedienst Holding AG	64,996
14,200	Everbright Securities Co. Ltd. - H Shares	12,440
41,190	Evolva Holding SA(b)	10,633
4,733	Fang Holdings Ltd. - ADR(b)	9,608
721	Feintool International Holding AG	67,579
554	Fenix Outdoor International AG	54,909
1,175,138	Ferrexpo Plc	3,137,807
8,599	Flughafen Zuerich AG	1,700,760
291	Forbo Holding AG	427,334
47,446	GAM Holding AG	275,589
3,848	Georg Fischer AG	3,581,889
228	Gurit Holding AG	206,913
3,618	Helvetia Holdings AG	2,216,458
3,758	Highlight Communications AG	21,963
283	HOCHDORF Holding AG	43,160
10,678	Huber & Suhner AG	731,551
12	Hypothekarbank Lenzburg AG	53,378
19,411	Implenia AG	1,079,299
507	Inficon Holding AG	243,243
314	Interroll Holding AG	581,141
104	Intershop Holding AG	51,115
100,579	IWG Plc	295,688
27,928	Julius Baer Group Ltd.	1,276,677
883	Jungfraubahn Holding AG	116,167
1,015	Kardex AG	132,021
2,048	Komax Holding AG	561,235
144	LEM Holding SA	164,710
27,163	Logitech International SA	1,005,178
1,064	Luzerner Kantonalbank AG	533,505
74	Metall Zug AG - Class B	218,587
12,485	Mobilezone Holding AG	138,591
Shares		Value
SWITZERLAND (continued)
2,383	Mobimo Holding AG	$531,186
111,727	OC Oerlikon Corp AG	1,330,097
3,508	Orascom Development Holding AG(b)	51,550
26,694	Oriflame Holding AG	630,658
3,896	Orior AG	344,282
1,572	Panalpina Welttransport Holding AG	191,983
288	Phoenix Mecano AG	156,132
326	Plazza AG	72,506
2,924	PSP Swiss Property AG	282,340
1,778	Rieter Holding AG	240,091
154	Romande Energie Holding SA	183,488
137	Schaffner Holding AG	36,727
320,905	Schmolz & Bickenbach AG(b)	235,465
262	Schweiter Technologies AG	297,600
12,900	Sectra AB	336,345
5,395	SFS Group AG	529,778
1,808	Siegfried Holding AG	725,246
870,000	Skyfame Realty Holdings Ltd.	149,771
4,413	Sonova Holding AG	721,004
861	St. Galler Kantonalbank AG	424,024
1,913	Straumann Holding AG	1,305,851
4,456	Sulzer AG	447,746
18,875	Sunrise Communications Group AG	1,662,327
8,799	Swiss Life Holding AG	3,321,630
4,503	Swissquote Group Holding SA	234,282
1,167	Tamedia AG	137,308
1,178	Tecan Group AG	265,742
81,350	Temenos Group AG	11,186,988
235	Thurgauer Kantonalbank	24,150
56,000	Tian Ge Interactive Holdings Ltd.	29,493
479	u-blox Holding AG	60,021
7,169	Valiant Holding AG	810,040
2,234	Valora Holding AG	558,971
437	Vaudoise Assurances Holding SA	219,552
94	Vetropack Holding AG	215,598
8,356	Vifor Pharma AG	1,207,582
16,937	Von Roll Holding AG(b)	20,685
14,574	Vontobel Holding AG	904,408
216	VZ Holding AG	61,230
679	Walter Meier AG	11,758
1,680	Wizz Air Holdings Plc(b)	55,209
10,945	Zehnder Group AG	437,952
61	Zug Estates Holding AG - B Shares	103,267
34	Zuger Kantonalbank AG	196,475
		73,890,318
TAIWAN — 1.6%
12,870	ABC Taiwan Electronics Corp.	8,610
71,000	Accton Technology Corp.	195,495
4,518,878	Acer, Inc.	3,169,042

54

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
TAIWAN (continued)
55,000	Aces Electronic Co. Ltd.	$27,906
8,050	Acter Co. Ltd.	41,755
9,998	Adlink Technology, Inc.	11,341
37,000	Advanced International Multitech Co. Ltd.	37,546
65,373	Advancetek Enterprise Co. Ltd.	31,795
64,000	AGV Products Corp.(b)	13,672
3,916	Airtac International Group	33,727
30,672	Alltek Technology Corp.	15,860
29,000	Ambassador Hotel (The)	20,900
18,000	AMPOC Far-East Co. Ltd.	13,816
25,000	AmTRAN Technology Co. Ltd.(b)	9,534
9,099	Anpec Electronics Corp.	15,526
26,000	APCB, Inc.	21,763
54,161	Apex International Co. Ltd.(b)	51,635
13,000	Arcadyan Technology Corp.	21,132
165,872	Ardentec Corp.	143,931
30,100	Asia Vital Components Co. Ltd.	20,622
4,208	Asmedia Technology, Inc.	58,137
4,000	ASPEED Technology, Inc.	59,012
11,000	Aten International Co. Ltd.	27,551
6,225,000	AU Optronics Corp.	2,454,352
44,800	Audix Corp.	51,108
26,963	AVY Precision Technology, Inc.	25,096
103,988	Bank of Kaohsiung Co. Ltd.	29,540
49,000	BenQ Materials Corp.	22,882
174,350	BES Engineering Corp.	39,498
11,000	Bothhand Enterprise, Inc.	13,082
13,000	C Sun Manufacturing Ltd.	10,440
9,900	Capital Futures Corp.	13,246
338,955	Capital Securities Corp.	101,217
140,446	Career Technology Manufacturing Co. Ltd.	194,036
68,300	Cathay Real Estate Development Co. Ltd.	40,614
23,062	Center Laboratories, Inc.	42,632
20,748	Central Reinsurance Co. Ltd.	11,164
29,640	ChainQui Construction Development Co. Ltd.	27,156
1,730	Chang Wah Electromaterials, Inc.	7,128
30,185	Charoen Pokphand Enterprise	40,874
8,000	Chaun-Choung Technology Corp.	26,888
14,000	CHC Healthcare Group	14,840
14,300	CHC Resources Corp.	23,292
230,920	Cheng Loong Corp.	147,389
39,797	Cheng Uei Precision Industry Co. Ltd.	27,395
126,277	Chicony Electronics Co. Ltd.	252,611
30,300	Chicony Power Technology Co. Ltd.	42,106
6,000	Chieftek Precision Co. Ltd.	13,961
22,961	Chilisin Electronics Corp.	55,282
357,744	China Airlines Ltd.	105,902
187,000	China Bills Finance Corp.	79,772
Shares		Value
TAIWAN (continued)
21,000	China Chemical & Pharmaceutical Co. Ltd.	$12,420
51,000	China Electric Manufacturing Corp.	14,389
75,647	China General Plastics Corp.	44,738
294,016	China Life Insurance Co. Ltd.	279,355
58,077	China Metal Products	56,495
3,733,000	China Petrochemical Development Corp.(b)	1,363,245
12,114	China Steel Chemical Corp.	49,133
1,768,197	China Synthetic Rubber Corp.	1,977,171
31,360	China Wire & Cable Co. Ltd.	24,374
21,000	Chinese Maritime Transport Ltd.	20,530
42,883	Chin-Poon Industrial Co. Ltd.	47,813
262,000	Chipbond Technology Corp.	480,936
16,000	Chong Hong Construction Co. Ltd.	36,351
33,876	Chroma ATE, Inc.	118,784
64,000	Chun Yu Works & Co. Ltd.	40,953
162,779	Chun Yuan Steel	52,606
289,000	Chung Hung Steel Corp.(b)	109,742
138,779	Chung Hwa Pulp Corp.	40,724
22,125	Chung-Hsin Electric & Machinery Manufacturing Corp.	14,515
7,000	Cleanaway Co. Ltd.	38,571
47,348	Clevo Co.	36,801
533,000	CMC Magnetics Corp.(b)	94,911
4,056,000	Compal Electronics, Inc.	2,234,909
366,000	Compeq Manufacturing Co. Ltd.	234,198
100,225	Concord Securities Co. Ltd.	23,353
9,240	Concraft Holding Co. Ltd.	34,938
68,873	Continental Holdings Corp.	28,824
157,200	Coretronic Corp.	215,913
39,567	CSBC Corp. Taiwan(b)	41,174
4,368,000	CTBC Financial Holding Co. Ltd.	2,915,011
54,838	CTCI Corp.	77,358
8,572	Cub Elecparts, Inc.	51,665
18,000	CviLux Corp.	12,943
6,000	Cyberpower Systems, Inc.	13,961
46,000	DA CIN Construction Co. Ltd.	27,205
76,321	Da-Li Development Co. Ltd.	66,102
60,000	Darfon Electronics Corp.	69,030
47,000	Darwin Precisions Corp.	23,240
51,201	Delpha Construction Co. Ltd.(b)	25,979
10,000	Depo Auto Parts Industrial Co. Ltd.	21,685
904	D-Link Corp.(b)	294
42,183	Dynamic Electronics Co. Ltd.(b)	9,952
13,000	Dynapack International Technology Corp.	16,301
75,000	E Ink Holdings, Inc.	59,141
19,620	Eclat Textile Co. Ltd.	233,020

55

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
TAIWAN (continued)
3,000	Egis Technology, Inc.	$9,424
35,924	Elan Microelectronics Corp.	66,756
14,000	E-LIFE MALL Corp.	28,187
22,809	Elite Advanced Laser Corp.	39,731
24,967	Elite Material Co. Ltd.	49,945
37,000	Elite Semiconductor Memory Technology, Inc.	35,394
128,000	EnTie Commercial Bank Co. Ltd.	51,915
216,015	Epistar Corp.	195,121
151,975	Eternal Materials Co. Ltd.	113,209
6,000	Eurocharm Holdings Co. Ltd.	16,870
6,340,992	Eva Airways Corp.	2,899,688
158,059	Everest Textile Co. Ltd.(b)	61,297
183,000	Evergreen International Storage & Transport Corp.	75,700
5,348,907	Evergreen Marine Corp. Taiwan Ltd.	1,970,641
95,342	Everlight Chemical Industrial Corp.	47,605
732,000	Everlight Electronics Co. Ltd.	629,260
22,000	Excel Cell Electronic Co. Ltd.	12,158
318,062	Far Eastern Department Stores Ltd.	158,810
771,068	Far Eastern International Bank	246,698
39,478	Faraday Technology Corp.	40,827
127,255	Federal Corp.(b)	44,827
88,320	Feng Hsin Steel Co. Ltd.	167,261
49,720	Feng TAY Enterprise Co. Ltd.	298,870
5,419,660	First Financial Holding Co. Ltd.	3,424,178
61,000	First Insurance Co. Ltd. (The)	26,613
185,859	First Steamship Co. Ltd.(b)	63,969
34,049	FLEXium Interconnect, Inc.	85,499
9,955	Flytech Technology Co. Ltd.	22,327
9,764	Formosa International Hotels Corp.	42,126
20,338	Formosa Laboratories, Inc.	25,765
31,203	Formosa Oilseed Processing Co. Ltd.	75,630
96,791	Formosan Union Chemical	51,613
33,000	Fortune Electric Co. Ltd.	19,037
47,210	Founding Construction & Development Co. Ltd.	24,411
1,064,000	Foxconn Technology Co. Ltd.	2,255,709
12,127	Foxsemicon Integrated Technology, Inc.	42,131
21,000	Froch Enterprise Co. Ltd.	8,042
12,000	Fulgent Sun International Holding Co. Ltd.	17,451
108,000	Fulltech Fiber Glass Corp.	51,831
106,466	Fwusow Industry Co. Ltd.	62,621
40,000	Gemtek Technology Corp.	23,656
20,000	General Interface Solution Holding Ltd.	66,251
7,000	Genius Electronic Optical Co. Ltd.	45,244
77,000	Getac Technology Corp.	90,579
Shares		Value
TAIWAN (continued)
655,981	Gigabyte Technology Co. Ltd.	$857,526
5,000	Ginko International Co. Ltd.	28,439
61,000	Global Brands Manufacture Ltd.	22,966
8,000	Global Mixed Mode Technology, Inc.	15,435
6,000	Global Unichip Corp.	40,720
76,650	Globe Union Industrial Corp.	36,166
156,880	Gloria Material Technology Corp.	84,668
68,770	Gold Circuit Electronics Ltd.(b)	22,669
187,852	Goldsun Building Materials Co. Ltd.	49,539
13,783	Gourmet Master Co. Ltd.	83,518
42,000	Grand Ocean Retail Group Ltd.	43,570
257,000	Grand Pacific Petrochemical	173,172
8,000	Grape King Bio Ltd.	50,415
59,000	Great China Metal Industry	47,382
40,000	Great Taipei Gas Co. Ltd.	36,713
232,132	Great Wall Enterprise Co. Ltd.	225,808
44,000	Greatek Electonics, Inc.	54,746
141,000	Hannstar Board Corp.	96,148
6,215,000	HannStar Display Corp.	1,365,802
125,000	HannsTouch Solution, Inc.(b)	23,228
89,000	Hey Song Corp.	79,960
66,666	Highwealth Construction Corp.	97,706
27,065	Hitron Technology, Inc.	14,651
24,505	Hiwin Technologies Corp.	158,388
105,530	Ho Tung Chemical Corp.	22,714
67,000	Hocheng Corp.	16,781
28,000	Holtek Semiconductor, Inc.	52,846
26,105	Holy Stone Enterprise Co. Ltd.	81,749
39,514	Hong Pu Real Estate Development Co. Ltd.	25,284
17,624	Hota Industrial Manufacturing Co. Ltd.	73,758
46,678	Hsin Kuang Steel Co. Ltd.	49,932
51,435	Hsing TA Cement Co.	20,861
835,000	HTC Corp.(b)	906,699
11,000	Hu Lane Associate, Inc.	28,084
28,479	Huaku Development Co. Ltd.	57,707
8,000	Huang Hsiang Construction Co.	6,425
31,000	Hung Ching Development & Construction Co. Ltd.	23,343
115,200	Hung Sheng Construction Ltd.	97,542
42,830	Hwa Fong Rubber Co. Ltd.(b)	17,371
34,341	Ichia Technologies, Inc.(b)	15,315
8,100	IEI Integration Corp.	8,442
9,714	Innodisk Corp.	33,434
8,984,000	Innolux Corp.	2,720,489
3,342,155	Inventec Corp.	2,694,851
10,000	I-Sheng Electric Wire & Cable Co. Ltd.	12,895
19,000	ITE Technology, Inc.	18,605
42,000	ITEQ Corp.	53,750
10,000	Jentech Precision Industrial Co. Ltd.	18,550

56

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
TAIWAN (continued)
469,888	Jih Sun Financial Holdings Co. Ltd.	$136,215
17,680	Johnson Health Tech Co. Ltd.	18,113
44,000	K Laser Technology, Inc.	16,566
8,000	Kaori Heat Treatment Co. Ltd.	9,101
30,000	KEE TAI Properties Co. Ltd.	11,343
101,682	Kenda Rubber Industrial Co. Ltd.	97,269
38,000	Kerry TJ Logistics Co. Ltd.	44,824
109,000	Kindom Construction Corp.	59,884
10,720	King Chou Marine Technology Co. Ltd.	11,796
4,000	King Slide Works Co. Ltd.	41,560
157,184	King Yuan Electronics Co. Ltd.	91,690
244,185	King’s Town Bank Co. Ltd.	233,192
27,062	King’s Town Construction Co. Ltd.	16,398
13,000	Kinik Co.	22,225
423,343	Kinpo Electronics, Inc.	126,553
44,000	Kinsus Interconnect Technology Corp.	57,519
16,328	KS Terminals, Inc.	20,052
6,000	Kung Long Batteries Industrial Co. Ltd.	27,825
122,461	Kuoyang Construction Co. Ltd.	44,325
60,799	Kwong Fong Industries Corp.	27,213
39,000	L&K Engineering Co. Ltd.	31,888
3,000	Land Mark Optoelectronics Corp.	19,924
14,280	Lanner Electronics, Inc.	17,398
1,767,000	LCY Chemical Corp.	2,963,749
94,714	Lealea Enterprise Co. Ltd.	28,926
33,000	LEE CHI Enterprises Co. Ltd.	9,598
15,000	Lelon Electronics Corp.	20,312
64,000	Lextar Electronics Corp.	34,127
23,744	Li Cheng Enterprise Co. Ltd.	30,157
167,788	Li Peng Enterprise Co. Ltd.(b)	43,922
36,014	Lian Hwa Food Corp.	38,001
310,904	Lien Hwa Industrial Corp.	305,951
44,882	Lite-On Semiconductor Corp.	36,117
21,000	Lite-On Technology Corp.	24,093
65,600	Long Bon International Co. Ltd.	31,588
267,746	Long Chen Paper Co. Ltd.	136,283
15,000	Longwell Co.	12,289
8,451	Lotes Co. Ltd.	47,249
69,000	Lucky Cement Corp.(b)	15,988
12,545	Lumax International Corp. Ltd.	25,217
7,840	Macroblock Inc.	21,030
250,000	Macronix International	138,561
11,213	Makalot Industrial Co. Ltd.	60,154
193,039	Mercuries & Associates Holding Ltd.	124,147
353,484	Mercuries Life Insurance Co. Ltd.(b)	154,791
5,000	Merida Industry Co. Ltd.	17,532
12,091	Merry Electronics Co. Ltd.	52,165
Shares		Value
TAIWAN (continued)
36,404	Micro-Star International Co. Ltd.	$80,354
8,000	Mildef Crete, Inc.	9,695
18,036	Mirle Automation Corp.	22,383
9,000	MPI Corp.	14,746
4,000	Nak Sealing Technologies Corp.	9,269
34,000	Namchow Holdings Co. Ltd.	48,017
42,590	Nan Kang Rubber Tire Co. Ltd.	37,163
71,405	Nantex Industry Co. Ltd.	66,575
21,000	National Petroleum Co. Ltd.	27,147
275,997	Neo Solar Power Corp.(b)	61,277
36,426	Nichidenbo Corp.	56,447
13,000	Nien Hsing Textile Co. Ltd.	9,579
1,118,000	Novatek Microelectronics Corp.	4,931,875
98,090	OptoTech Corp.	49,769
4,000	Orient Europharma Co. Ltd.	6,528
35,500	Oriental Union Chemical Corp.	32,124
21,384	Paiho Shih Holdings Corp.	28,334
156,453	Pan Jit International, Inc.(b)	112,500
51,000	Pan-International Industrial Corp.	29,173
7,000	Parade Technologies Ltd.	92,751
2,377	Pharmally International Holding Co. Ltd.	17,860
18,000	Phison Electronics Corp.	118,088
6,000	Pixart Imaging, Inc.	15,803
10,000	Planet Technology Corp.	17,161
291,000	Pou Chen Corp.	294,828
1,106,200	Powertech Technology, Inc.	2,416,673
6,242	Poya International Co. Ltd.	54,365
353,377	President Securities Corp.	142,753
28,000	Primax Electronics Ltd.	37,643
277,370	Prince Housing & Development Corp.	90,535
4,000	Pro Hawk Corp.	16,547
121,000	Prodisc Technology, Inc.(a)	0
26,000	Promate Electronic Co. Ltd.	23,065
4,302,520	Qisda Corp.	2,440,268
14,700	Qualipoly Chemical Corp.	12,566
123,309	Quintain Steel Co. Ltd.	32,478
93,008	Radiant Opto-Electronics Corp.	243,168
201,677	Radium Life Tech Co. Ltd.(b)	99,069
1,104,825	Realtek Semiconductor Corp.	4,427,441
45,771	Rechi Precision Co. Ltd.	33,652
15,000	Rexon Industrial Corp. Ltd.	25,353
144,616	Rich Development Co. Ltd.	40,894
324,600	Ritek Corp.(b)	103,854
95,000	Roo Hsing Co. Ltd.(b)	41,754
50,640	Ruentex Development Co. Ltd.	70,045
24,000	Ruentex Industries Ltd.	60,111
12,000	Run Long Construction Co. Ltd.	20,825
75,335	Sampo Corp.	28,120
27,113	San Fang Chemical Industry Co. Ltd.	20,241
17,600	San Shing Fastech Corp.	28,127

57

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
TAIWAN (continued)
48,080	Sanyang Motor Co. Ltd.	$30,766
7,000	Scientech Corp.	11,899
31,000	SDI Corp.	67,123
10,000	Senao International Co. Ltd.	11,117
21,000	Sercomm Corp.	33,458
49,674	Sesoda Corp.	37,404
9,000	Shan-Loong Transportation Co. Ltd.	8,173
20,360	Sharehope Medicine Co. Ltd.	16,877
47,000	Shieh Yih Machinery Industry Co. Ltd.	16,480
79,000	Shih Wei Navigation Co. Ltd.(b)	18,637
13,733,359	Shin Kong Financial Holding Co. Ltd.	4,504,851
17,000	Shin Zu Shing Co. Ltd.	41,534
140,742	Shining Building Business Co. Ltd.(b)	44,575
71,000	Shinkong Insurance Co. Ltd.	82,259
198,314	Shinkong Synthetic Fibers Corp.	66,974
33,000	Shinkong Textile Co. Ltd.	43,406
12,000	Shiny Chemical Industrial Co. Ltd.	29,629
121,000	Sigurd Microelectronics Corp.	108,319
88,200	Simplo Technology Co. Ltd.	511,647
28,364	Sinbon Electronics Co. Ltd.	78,099
28,000	Sinher Technology, Inc.	41,625
6,714	Sinmag Equipment Corp.	27,014
10,961	Sino-American Electronic Co. Ltd.(a)	242
85,000	Sino-American Silicon Products, Inc.	158,226
111,000	Sinon Corp.	60,266
27,389	Sinyi Realty, Inc.	26,067
14,000	Sitronix Technology Corp.	36,196
36,000	Siward Crystal Technology Co. Ltd.	17,626
99,616	Solar Applied Materials Technology Co.(b)	56,177
16,160	Solteam Electronics Co. Ltd.	12,377
15,000	Sonix Technology Co. Ltd.	12,822
117,000	Southeast Cement Co. Ltd.	52,369
11,474	Sporton International, Inc.	42,643
5,000	St Shine Optical Co. Ltd.	88,873
65,762	Standard Foods Corp.	98,718
26,400	Stark Technology, Inc.	30,843
11,000	Sunny Friend Environmental Technology Co. Ltd.	79,275
22,000	Sunonwealth Electric Machine Industry Co. Ltd.	23,818
20,000	Sunrex Technology Corp.	9,857
43,000	Sunspring Metal Corp.	41,551
113,245	Supreme Electronics Co. Ltd.	95,155
79,969	Sweeten Real Estate Development Co. Ltd.	50,913
5,000	Syncmold Enterprise Corp.	8,289
Shares		Value
TAIWAN (continued)
116,550	Synnex Technology International Corp.	$125,428
16,170	Sysage Technology Co. Ltd.	14,867
12,000	Systex Corp.	24,005
245,088	TA Chen Stainless Pipe Co. Ltd.	343,755
99,340	Ta Ya Electric Wire & Cable	34,833
46,262	TA-I Technology Co. Ltd.	67,278
795,277	Taichung Commercial Bank Co. Ltd.	262,154
4,500	TaiDoc Technology Corp.	18,906
47,580	Taiflex Scientific Co. Ltd.	46,361
16,000	Taimide Tech, Inc.	22,338
723,045	Tainan Spinning Co. Ltd.	283,909
8,514,487	Taishin Financial Holding Co. Ltd.	3,783,544
46,834	Taisun Enterprise Co. Ltd.	22,855
18,000	Taiwan Acceptance Corp.	49,504
2,480,302	Taiwan Business Bank	817,603
2,216,500	Taiwan Cement Corp.	2,485,620
31,088	Taiwan Cogeneration Corp.	26,222
2,000	Taiwan FamilyMart Co. Ltd.	13,573
35,320	Taiwan Fire & Marine Insurance Co. Ltd.	22,715
55,000	Taiwan FU Hsing Industrial Co. Ltd.	56,346
211,919	Taiwan Glass Industrial Corp.	90,745
32,081	Taiwan Hon Chuan Enterprise Co. Ltd.	49,454
30,000	Taiwan Hopax Chemicals Manufacturing Co. Ltd.	18,372
324	Taiwan Land Development Corp.(b)	84
471	Taiwan Line Tek Electronic(b)	383
49,544	Taiwan Navigation Co. Ltd.	32,503
24,032	Taiwan Paiho Ltd.	35,493
36,000	Taiwan PCB Techvest Co. Ltd.	28,097
49,120	Taiwan Pulp & Paper Corp.	27,066
8,000	Taiwan Sakura Corp.	8,648
28,408	Taiwan Secom Co. Ltd.	80,791
50,000	Taiwan Semiconductor Co. Ltd.	74,815
50,010	Taiwan Shin Kong Security Co. Ltd.	54,062
88,500	Taiwan Styrene Monomer	65,782
47,875	Taiwan Surface Mounting Technology Corp.	52,218
100,469	Taiwan TEA Corp.(b)	50,814
28,000	Taiwan Union Technology Corp.	76,916
25,322	Taiyen Biotech Co. Ltd.	23,977
7,935	TCI Co. Ltd.	110,910
499,000	Teco Electric and Machinery Co. Ltd.	286,244
4,400	Tehmag Foods Corp.	27,657
18,000	Test Research, Inc.	24,926
37,000	Test Rite International Co. Ltd.	26,845
11,000	Thinking Electronic Industrial Co. Ltd.	21,969

58

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
TAIWAN (continued)
25,525	Thye Ming Industrial Co, Ltd.	$26,191
160,100	Ton Yi Industrial Corp.	68,297
8,000	Tong Hsing Electronic Industries Ltd.	23,786
55,834	Tong Yang Industry Co. Ltd.	62,974
19,946	Tong-Tai Machine & Tool Co. Ltd.(b)	11,216
9,882	TOPBI International Holdings Ltd.	28,902
21,160	Topco Scientific Co. Ltd.	43,766
5,000	Topco Technologies Corp.	10,600
6,000	Topkey Corp.	17,277
33,344	Topoint Technology Co. Ltd.	18,535
13,000	TPK Holding Co. Ltd.	20,166
8,137	Transcend Information, Inc.	16,988
81,000	Tripod Technology Corp.	195,543
3,000	TSC Auto ID Technology Co. Ltd.	16,676
36,942	TSRC Corp.	34,025
15,000	Ttet Union Corp.	47,167
5,500	Tul Corp.	7,554
174,315	Tung Ho Steel Enterprise Corp.	118,020
60,815	TXC Corp.	60,730
56,000	TYC Brother Industrial Co. Ltd.	41,353
94,458	Tyntek Corp.	46,248
23,000	U-Ming Marine Transport Corp.	24,009
3,315,000	Unimicron Technology Corp.	1,612,344
445,666	Union Bank of Taiwan	138,843
138,757	Unitech Printed Circuit Board Corp.	58,071
9,305,000	United Microelectronics Corp.	3,548,428
60,000	Univacco Technology, Inc.	35,000
252,780	Universal Cement Corp.	153,173
9,588	Universal Microwave Technology, Inc.	21,318
288,840	UPC Technology Corp.	105,948
385,297	USI Corp.	146,932
387,000	Vanguard International Semiconductor Corp.	712,891
39,800	Ve Wong Corp.	31,641
16,000	Visual Photonics Epitaxy Co. Ltd.	28,698
5,000	Voltronic Power Technology Corp.	80,713
41,000	Wah Lee Industrial Corp.	64,131
1,093,000	Walsin Lihwa Corp.	542,208
81,000	Walton Advanced Engineering, Inc.	26,962
127,300	Wan Hai Lines Ltd.	62,122
131,000	Waterland Financial Holdings Co. Ltd.	42,548
37,616	Weikeng Industrial Co. Ltd.	23,219
20,000	Well Shin Technology Co. Ltd.	29,538
42,460	Win Semiconductors Corp.	130,359
688,472	Winbond Electronics Corp.	298,146
30,000	Winstek Semiconductor Co. Ltd.	21,814
Shares		Value
TAIWAN (continued)
44,673	Wintek Corp.(a)	$495
142,646	Wisdom Marine Lines Co. Ltd.	135,994
4,094,512	Wistron Corp.	2,500,930
68,995	Wistron NeWeb Corp.	160,542
76,235	WPG Holdings Co. Ltd.	90,542
118,635	WT Microelectronics Co. Ltd.	152,784
17,204	Xxentria Technology Materials Corp.	32,803
102,012	Yageo Corp.	1,040,131
366,124	Yang Ming Marine Transport Corp.(b)	101,047
103,489	YC Co. Ltd.	43,144
77,084	YC INOX Co. Ltd.	61,532
10,907	YeaShin International Development Co. Ltd.	5,393
369,624	YFY, Inc.	133,788
28,213	Yi Jinn Industrial Co. Ltd.	11,169
621,584	Yieh Phui Enterprise Co. Ltd.	192,644
13,000	Yonyu Plastics Co. Ltd.	13,696
23,110	Youngtek Electronics Corp.	28,231
10,000	Yuanta Futures Co. Ltd.	12,862
155,000	Yulon Motor Co. Ltd.	90,416
14,000	Yung Chi Paint & Varnish Manufacturing Co. Ltd.	33,481
28,350	YungShin Global Holding Corp.	36,236
64,000	Yungtay Engineering Co. Ltd.	116,653
27,000	Zenitron Corp.	17,102
95,000	Zhen Ding Technology Holding Ltd.	217,060
		96,868,517
THAILAND — 0.2%
4,300	AEON Thana Sinsap Thailand Public Co. Ltd. - FOR	25,294
86,200	Amata Corp. Public Co. Ltd. - FOR	62,667
246,400	Ananda Development Public Co. Ltd. - FOR	34,340
520,168	AP Thailand Public Co. Ltd. - FOR	128,669
237,900	Asia Plus Group Holdings Securities Public Co. Ltd. - FOR	26,839
121,900	Bangchak Corp. Public Co. Ltd. - FOR	121,348
20,425	Bangkok Aviation Fuel Services Public Co. Ltd. - FOR	20,487
146,700	Bangkok Chain Hospital Public Co. Ltd. - FOR	86,294
303,306	Bangkok Expressway & Metro Public Co. Ltd. - FOR	77,771
26,500	Bangkok Insurance Public Co. Ltd. - FOR	280,588
1,353,700	Bangkok Land Public Co. Ltd. - FOR	70,237
291,600	Banpu Public Co. Ltd. - FOR	153,057

59

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
THAILAND (continued)
123,600	Beauty Community Public Co. Ltd. - FOR	$37,285
311,000	BTS Group Holdings Public Co. Ltd. - FOR	85,842
691,508	Cal-Comp Electronics Thailand Public Co. Ltd. - FOR	40,468
52,100	Central Plaza Hotel Public Co. Ltd. - FOR	63,259
48,222	CH Karnchang Public Co. Ltd. - FOR	37,094
601,400	Chularat Hospital Public Co. Ltd. - FOR	46,080
238,800	CK Power Public Co. Ltd. - FOR	36,018
70,900	Com7 Public Co. Ltd. - FOR	44,272
411,800	Country Group Development Public Co. Ltd. - FOR(b)	16,646
47,700	Delta Electronics Thailand Public Co. Ltd. - FOR	99,285
64,100	Dhipaya Insurance Public Co. Ltd. - FOR	45,247
376,500	Dynasty Ceramic Public Co. Ltd. - FOR	26,122
140,400	Eastern Water Resources Development and Management Public Co. Ltd. - FOR	47,012
3,700	Electricity Generating Public Co. Ltd. - FOR	25,783
404,800	Energy Earth Public Co. Ltd. - FOR(a)(b)	3,343
399,300	Erawan Group Public Co. Ltd. (The) - FOR	87,930
497,300	Esso Thailand Public Co. Ltd. - FOR	217,522
2,000	Fabrinet(b)	86,639
31,100	GFPT Public Co. Ltd. - FOR	13,416
36,100	Global Power Synergy Public Co. Ltd. - FOR	62,889
79,600	Golden Land Property Development Public Co. Ltd. - FOR	22,091
333,800	Grand Canal Land Public Co. Ltd. - FOR	29,604
95,200	Hana Microelectronics Public Co. Ltd. - FOR	104,103
148,800	Ichitan Group Public Co. Ltd. - FOR	17,865
24,018,400	IRPC Public Co. Ltd. - FOR	4,419,675
5,522,891	Italian-Thai Development Public Co. Ltd. - FOR(b)	456,492
331,800	Jasmine International Public Co. Ltd. - FOR	51,547
26,200	Kce Electronics Public Co. Ltd. - FOR	29,440
178,900	KGI Securities Thailand Public Co. Ltd. - FOR	23,745
450,966	Khon Kaen Sugar Industry Public Co. Ltd. - FOR	45,165
Shares		Value
THAILAND (continued)
71,800	Kiatnakin Bank Public Co. Ltd. - FOR	$154,321
77,000	Krungthai Card Public Co. Ltd. - FOR	80,716
59,000	Land and Houses Public Co. Ltd. - FOR	18,332
90,560	Land and Houses Public Co. Ltd. - NVDR	28,138
66,200	Lanna Resources Public Co. Ltd. - FOR	28,557
260,300	LH Financial Group Public Co. Ltd. - FOR	11,778
73,000	LPN Development Public Co. Ltd. - FOR	20,590
51,900	Major Cineplex Group Public Co. Ltd. - FOR	36,948
319,600	MBK Public Co. Ltd. - FOR	235,241
28,500	Mega Lifesciences Public Co. Ltd. - FOR	32,240
29,800	MK Restaurants Group Public Co. Ltd. - FOR	60,453
72,700	Muangthai Capital Public Co. Ltd. - FOR	114,587
102,600	PCS Machine Group Holding Public Co. Ltd. - FOR	21,665
105,900	Polyplex Public Co. Ltd. - FOR	47,919
72,650	Precious Shipping Public Co. Ltd. - FOR(b)	25,203
519,200	Property Perfect Public Co. Ltd. - FOR	15,662
86,300	Pruksa Holding Public Co. Ltd. - FOR	52,587
879,731	Quality Houses Public Co. Ltd. - FOR	83,329
195,875	Ratchthani Leasing Public Co. Ltd. - FOR	52,292
11,900	Robinson Public Co. Ltd. - FOR	23,423
418,000	Rojana Industrial Park Public Co. Ltd. - FOR	68,091
100,000	Samart Telcoms Public Co. Ltd. - FOR	24,133
486,000	Sansiri Public Co. Ltd. - FOR	23,017
705,576	SC Asset Corp. Public Co. Ltd. - FOR	72,367
13,420	Siam City Cement Public Co. Ltd. - FOR	97,158
180,641	Siam Future Development Public Co. Ltd. - FOR	41,959
95,470	Siam Global House Public Co. Ltd - FOR	53,855
240,000	Siamgas & Petrochemicals Public Co. Ltd. - FOR	76,742
48,100	Somboon Advance Technology Public Co. Ltd. - FOR	29,455
81,400	SPCG Public Co. Ltd. - FOR	49,601
31,660	Sri Trang Agro-Industry Public Co. Ltd. - FOR	17,095

60

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
THAILAND (continued)
30,066	Srisawad Corp. Public Co. Ltd. - FOR	$40,360
751,700	Star Petroleum Refining Public Co. Ltd. - FOR	319,728
227,375	Supalai Public Co. Ltd. - FOR	150,212
84,300	SVI Public Co. Ltd. - FOR	14,241
101,500	Syntec Construction Public Co. Ltd. - FOR	11,145
1,547,500	Tata Steel Thailand Public Co. Ltd. - FOR(b)	32,210
4,380	Thai Agro Energy Public Co. Ltd. - FOR	280
161,900	Thai Airways International Public Co. Ltd. - FOR(b)	63,490
15,000	Thai Central Chemical Public Co. Ltd. - FOR	15,837
82,500	Thai Metal Trade Public Co. Ltd. - FOR	35,091
11,900	Thai Stanley Electric Public Co. Ltd. - FOR	86,513
51,100	Thai Vegetable Oil Public Co. Ltd. - FOR	43,547
147,100	Thaifoods Group Public Co. Ltd. - FOR	17,306
202,200	Thanachart Capital Public Co. Ltd.	321,751
17,300	Thitikorn Public Co. Ltd. - FOR	5,584
26,000	Tisco Financial Group Public Co. Ltd. - FOR	61,765
2,076,100	TMB Bank Public Co. Ltd. - FOR	142,791
42,800	Total Access Communication Public Co. Ltd. - FOR	61,327
731,700	TPI Polene Public Co. Ltd. - FOR	39,730
105,400	TTW Public Co. Ltd. - FOR	39,108
250,000	Univentures Public Co. Ltd. - FOR	55,430
184,700	Vanachai Group Public Co. Ltd. - FOR	39,280
283,400	VGI Global Media Public Co. Ltd. - FOR	64,545
270,200	Vibhavadi Medical Center Public Co. Ltd. - FOR	18,421
95,700	Vinythai Public Co. Ltd. - FOR	64,377
596,100	WHA Corp Public Co. Ltd. - FOR	74,085
		10,925,078
TURKEY — 0.4%
2,669,096	Akbank Turk AS	3,156,348
22,924	Anadolu Cam Sanayii AS	12,386
1,072,404	Arcelik AS	2,979,540
5,383	Coca-Cola Icecek AS	26,541
2,967,359	Dogan Sirketler Grubu Holding AS(b)	578,650
4,439,130	Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	1,326,275
Shares		Value
TURKEY (continued)
86,050	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS - Class A(b)	$32,945
296,819	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS - Class D(b)	162,492
953,261	KOC Holding AS	2,657,043
15,694	Kordsa Teknik Tekstil AS	30,408
2,624	Koza Altin Isletmeleri AS(b)	21,134
3,146,614	Petkim Petrokimya Holding AS	2,859,739
2,841,248	Soda Sanayii AS	3,446,340
34,586	TAV Havalimanlari Holding AS	143,923
7,867	Tekfen Holding AS	29,894
61,663	Trakya Cam Sanayii AS	36,074
116,314	Tupras Turkiye Petrol Rafinerileri AS	2,740,546
1,157,815	Turkcell Iletisim Hizmetleri AS	2,351,009
2,518,454	Turkiye Garanti Bankasi AS	3,149,419
157,822	Turkiye Sise ve Cam Fabrikalari AS	133,552
		25,874,258
UNITED ARAB EMIRATES — 0.0%
5,576,041	Dana Gas PJSC	1,745,762
20,000	Gulf Marine Services Plc(b)	10,558
46,568	Lamprell Plc(b)	37,559
		1,793,879
UNITED KINGDOM — 5.1%
2,316	4imprint Group Plc	53,582
16,302	A.G. Barr Plc	159,196
23,576	AA Plc	30,165
309,136	Abcam Plc	4,741,653
566,635	Adaptimmune Therapeutics Plc - ADR(b)	3,513,137
25,242	Admiral Group Plc	649,481
20,973	Advanced Medical Solutions Group Plc	76,938
129,757	Afren Plc(a)	0
81,695	Aggreko Plc	896,363
4,685	Alstria Office REIT AG, REIT	175,399
3,987	Anglo-Eastern Plantations Plc	29,303
78,386	Arena Events Group Plc(a)	63,623
47,156	Ashmore Group Plc	212,288
79,721	ASOS Plc(b)	5,559,632
83,452	Assura Plc REIT	55,894
37,432	Auto Trader Group Plc	195,976
4,110	Aveva Group Plc	137,534
15,597	Avon Rubber Plc	239,233
62,173	B&M European Value Retail SA	331,229
41,318	Babcock International Group Plc	322,791
105,606	Balfour Beatty Plc	355,147
359,926	Barratt Developments Plc	2,364,696
237,739	BBA Aviation Plc	729,915
291,417	BCA Marketplace Plc	750,566
192,377	Beazley Plc	1,297,103

61

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
UNITED KINGDOM (continued)
56,572	Bellway Plc	$2,076,030
37,557	Berkeley Group Holdings Plc	1,680,668
4,481	Biffa PLC	13,460
3,709	Bioquell Plc(b)	20,386
12,876	Bloomsbury Publishing Plc	31,600
112,748	Bodycote Plc	1,146,431
204,260	Bovis Homes Group Plc	2,529,916
5,261	Braemar Shipping Services Plc	15,467
110,981	Brewin Dolphin Holdings Plc	466,990
164,507	Britvic Plc	1,663,259
783,429	BTG Plc(b)	5,527,613
30,235	Capital & Counties Properties Plc	96,732
13,200	Carclo Plc(b)	13,498
3,919	CareTech Holdings Plc	19,787
87,391	Carillion Plc(a)(b)	0
7,227	Charles Taylor Plc	21,985
83,950	Chemring Group Plc	195,724
44,553	Chesapeake Lodging Trust, REIT	23,918
48,977	Chesnara Plc	215,352
325,110	Cineworld Group Plc	1,224,227
29,064	Circassia Pharmaceuticals Plc(b)	20,804
3,937	City Of London Investment Group PLC	18,972
21,818	City Office REIT Inc., REIT	54,688
2,013	Clarkson Plc	61,238
55,392	Close Brothers Group Plc	1,042,206
3,850	CLS Holdings Plc	10,728
40,060	CMC Markets Plc	59,910
308,623	Cobham Plc(b)	424,660
55,701	Communisis Plc	50,550
36,821	Computacenter Plc	516,769
33,693	Concentric AB	452,129
7,666	Consort Medical Plc	108,961
114,357	Convatec Group PLC	236,797
14,496	Costain Group Plc	69,576
33,182	Countryside Properties PLC	127,070
10,817	Craneware Plc	428,615
11,196	Cranswick Plc	413,580
22,386	Crest Nicholson Holdings Plc	97,516
26,271	Croda International Plc	1,618,537
125,382	Cybg PLC	430,788
23,730	Daily Mail & General Trust Plc - Class A	212,170
34,422	Dairy Crest Group Plc	210,399
209,591	Dart Group Plc	2,277,144
168,074	De La Rue Plc	1,027,972
51,874	Devro Plc	108,741
21,756	DFS Furniture Plc	57,842
1,816	Dialight Plc(b)	9,053
104,484	Dialog Semiconductor Plc(b)	2,757,396
4,728	Dignity Plc	60,343
28,501	Diploma Plc	479,054
Shares		Value
UNITED KINGDOM (continued)
487,214	Direct Line Insurance Group Plc	$2,051,985
14,305	DiscoverIE Group Plc	64,911
358,089	Dixons Carphone Plc	775,589
81,959	Domino’s Pizza Group Plc	296,785
1,829,862	Drax Group Plc	9,393,143
253,632	DS Smith Plc	1,273,752
6,273	Dunelm Group Plc	47,828
47,039	easyJet Plc	721,503
911,062	EI Group Plc(b)	1,935,432
159,024	Electrocomponents Plc	1,259,834
581,866	Elementis Plc	1,524,670
33,343	EMIS Group Plc	385,702
5,573	Energean Oil & Gas Plc(b)	44,735
481,807	EnQuest Plc(b)	168,126
52,202	Equiniti Group Plc	143,792
36,256	Essentra Plc	177,028
62,061	Esure Group Plc	221,162
8,122	Euromoney Institutional Investor Plc	131,846
712,433	Faroe Petroleum Plc(b)	1,349,557
62,388	FDM Group Holdings PLC	685,004
518,869	Firstgroup Plc(b)	567,052
48,000	Flybe Group Plc(b)	6,289
3,059	Fuller Smith & Turner Plc - Class A	37,536
173,325	G4S Plc	476,320
34,654	Galliford Try Plc	387,136
20,609	Games Workshop Group Plc	808,713
40,631	Gem Diamonds Ltd.(b)	54,272
45,858	Genel Energy Plc(b)	127,196
211,048	Genus Plc(a)	5,972,522
18,790	Go-Ahead Group Plc	368,907
26,527	Gocompare.Com Group Plc	28,177
320	Goodwin Plc	10,389
62,196	Great Portland Estates Plc, REIT	554,664
205,206	Greene King Plc	1,265,833
172,476	Greggs Plc	2,559,528
16,397	Growthpoint Properties Ltd., REIT	187,999
431,735	Gulf Keystone Petroleum Ltd.(b)	1,227,852
7,003	Gym Group Plc (The)	26,496
10,409	H&R Real Estate Investment Trust, REIT	114,754
331,246	Halfords Group Plc	1,305,762
30,548	Halma Plc	518,537
25,870	Hansteen Holdings Plc REIT	31,810
13,896	Hastings Group Holdings PLC	32,877
496,349	Hays Plc	1,042,374
78,821	Headlam Group Plc	453,874
26,404	Helical Plc	104,961
14,425	Henry Boot Plc	48,769
27,440	Hill & Smith Holdings Plc	347,406
632	Hilton Food Group Plc	7,448
30,154	Hollywood Bowl Group Plc	77,857

62

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
UNITED KINGDOM (continued)
100,738	HomeServe Plc	$1,225,183
109,344	Howden Joinery Group Plc	655,631
238,505	Hunting Plc	2,057,786
34,584	Huntsworth Plc	49,510
63,142	Ibstock Plc	181,109
18,519	IG Design Group Plc	130,190
427,829	IG Group Holdings Plc	3,305,715
34,668	IMI Plc	440,689
37,425	IMImobile Plc(b)	143,988
230,813	Inchcape Plc	1,596,087
260,102	Indivior Plc(b)	626,193
16,892	InfraREIT, Inc., REIT	184,066
57,563	Inmarsat Plc	335,585
354,634	IntegraFin Holdings Plc(b)	1,223,892
192,058	International Personal Finance Plc	436,724
10,400	Interserve Plc(b)	6,437
30,385	IQE Plc(b)	35,149
122,705	ITE Group Plc	89,400
182,643	ITV Plc	347,730
167,366	J D Wetherspoon Plc	2,642,002
343,043	J Sainsbury Plc	1,364,542
12,620	Jackpotjoy Plc(b)	99,205
11,666	James Fisher & Sons Plc	252,601
25,740	Jardine Lloyd Thompson Group Plc	620,511
482,334	JD Sports Fashion Plc	2,517,249
15,332	John Laing Group Plc	61,183
17,247	John Menzies Plc	114,635
151,724	John Wood Group Plc	1,385,074
26,208	Johnson Matthey Plc	995,927
80,259	Johnson Service Group Plc	132,748
38,882	Jupiter Fund Management Plc	167,486
9,570	Just Eat Plc(b)	74,324
2,184,973	Just Group Plc	2,478,639
8,568	Kainos Group PLC	42,821
55,928	KAZ Minerals Plc	370,876
165,815	KCOM Group Plc	195,201
32,991	Keller Group Plc	273,256
14,847	Kier Group Plc	166,337
265,166	Kingfisher Plc	863,268
41,948	Lancashire Holdings Ltd.	317,150
2,886	Land Securities Group Plc, REIT	31,474
24,600	LivaNova Plc(b)	2,754,954
29,427	Londonmetric Property Plc REIT	67,817
299,487	Lookers Plc	365,578
11,902	LSL Property Services Plc	38,033
332,941	Man Group Plc	661,541
505,180	Marks & Spencer Group Plc	1,911,335
38,309	Marshalls Plc	210,654
249,397	Marston’s Plc	316,867
519,120	Mcbride Plc(a)	664
18,540	McBride Plc	30,049
68,422	McCarthy & Stone Plc	118,067
Shares		Value
UNITED KINGDOM (continued)
13,685	McColl’s Retail Group Plc	$22,346
29,741	Mears Group Plc	134,953
274,902	Meggitt Plc	1,861,610
134,097	Merlin Entertainments Plc	553,974
1,272	Metro Bank PLC(b)	36,159
63,735	Micro Focus International PLC	992,664
44,090	Millennium & Copthorne Hotels Plc	267,690
35,220	Mitchells & Butlers Plc	117,047
67,607	Mitie Group Plc	125,561
63,253	Miton Group Plc	48,591
7,305	MJ Gleeson PLC	65,174
103,302	Moneysupermarket.com Group Plc	387,275
65,172	Morgan Advanced Materials Plc	229,916
12,987	Morgan Sindall Group Plc	196,876
1,709	Mortgage Advice Bureau Holdings Ltd.	12,626
39,656	Mothercare Plc(b)	9,884
38,272	N Brown Group Plc	66,286
810,801	National Express Group Plc	4,147,537
11,757	NCC Group Plc	29,545
70,609	NEX Group Plc	1,025,268
18,711	Non-Standard Finance PLC	15,785
65,442	Northgate Plc	315,186
28,958	Northview Apartment Real Estate Investment Trust, REIT	162,307
163,464	Numis Corp. Plc	606,970
2,343,210	Ocado Group Plc(b)	25,614,024
2,987	On The Beach Group PLC	16,360
63,033	Onesavings Bank Plc	300,683
14,665	Oxford Biomedica Plc(b)	129,358
6,094	Oxford Instruments Plc	73,220
22,060	Pagegroup Plc	141,549
5,827	Patisserie Holdings Plc(a)	31,989
5,282	PayPoint Plc	53,403
159,997	Pearson Plc	1,837,711
1,080,705	Pendragon Plc	371,585
20,546	Pennon Group Plc	195,966
16,266	Petrofac Ltd.	120,215
50,123	Pets at Home Group Plc	70,474
87,473	Phoenix Group Holdings	673,643
36,290	Photo-Me International Plc	51,210
10,300	Polar Capital Holdings Plc	68,724
57,723	Polypipe Group Plc	273,730
1,385	Porvair Plc	7,896
296,794	Premier Foods Plc(b)	144,537
287,081	Premier Oil Plc(b)	396,303
53,646	PZ Cussons Plc	150,169
179,176	QinetiQ Group Plc	635,996
33,811	Rank Group Plc	69,148
166,048	Redde Plc	373,122
555,329	Redrow Plc	3,751,408
53,378	Renewi Plc	35,001
100,655	Renishaw Plc	5,421,617
51,233	Renold Plc(b)	20,137

63

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
UNITED KINGDOM (continued)
195,018	Rentokil Initial Plc	$788,198
29,531	Restaurant Group Plc (The)	91,045
7,870	Ricardo Plc	71,421
1,152,024	Rightmove Plc	6,657,988
29,948	Robert Walters Plc	223,553
150,939	Rotork Plc	578,405
65,383	Royal Mail Plc	300,026
128,548	RPC Group Plc	1,253,029
241,939	RPS Group Plc	484,899
366,008	RSA Insurance Group Plc	2,640,441
13,220	Safestore Holdings Plc REIT	90,234
127,139	Saga Plc	193,548
24,620	Sage Group Plc (The)	171,319
25,670	Savills Plc	237,883
34,479	SDL Plc	201,405
68,844	Segro Plc REIT	540,826
140,739	Senior Plc	491,107
73,665	Severfield Plc	65,723
13,492	Severn Trent Plc	321,283
158,633	SIG Plc	227,502
2,708	Smart Metering Systems Plc	19,972
133,882	Smiths Group Plc	2,391,514
74,522	Soco International Plc	80,013
8,844	Softcat PLC	72,913
10,278	Sopheon Plc	127,432
24,994	Spectris Plc	684,951
126,321	Speedy Hire Plc	90,420
8,354	Spirax-Sarco Engineering Plc	690,872
236,646	Spirent Communications Plc	357,533
15,991	Sportech Plc	11,119
199,629	Sports Direct International Plc(b)	832,861
160,288	SSP Group Plc	1,367,780
78,970	St. James’s Place Plc	1,023,022
165,916	St. Modwen Properties Plc	793,580
5,941	Staffline Group Plc	90,062
902,135	Stagecoach Group Plc	1,761,951
995	Stallergenes Greer Plc(b)	30,541
595,830	STERIS Plc(a)	65,130,177
45,956	Sthree Plc	180,041
14,695	Stobart Group Ltd.	39,820
32,729	Stock Spirits Group Plc	83,668
29,666	Stolt-Nielsen Ltd.	399,075
30,662	Subsea 7 SA	387,194
8,341	Superdry Plc	86,145
597,581	Synthomer Plc	3,391,397
90,072	Talktalk Telecom Group Plc	138,156
952,010	Tate & Lyle Plc	8,191,898
848,307	Taylor Wimpey Plc	1,751,155
4,185	Ted Baker Plc	97,999
7,809	Telecom Plus Plc	121,774
9,400	Telit Communications Plc(b)	18,996
21,056	Topps Tiles Plc	16,929
1,761	Torm PLC(b)	10,373
90,600	TP ICAP Plc	335,834
2,686	Tracsis Plc	19,226
Shares		Value
UNITED KINGDOM (continued)
117,700	Travelport Worldwide Ltd.	$1,760,792
63,929	Travis Perkins Plc	904,575
16,317	Trifast Plc	40,253
117,928	Trinity Mirror Plc	101,822
59,958	TT Electronics Plc	162,473
1,864,951	Tullow Oil Plc(b)	5,382,577
4,704	Tyman PLC	16,685
53,602	U & I Group Plc	156,897
160,937	Ultra Electronics Holdings Plc	2,958,106
37,142	UNITE Group Plc (The), REIT	281,052
24,703	United Utilities Group Plc	229,427
2,718	Urban & Civic PLC	10,249
99,490	Vectura Group Plc(b)	90,417
155,304	Vesuvius Plc	1,079,892
234,209	Victrex Plc	7,939,187
26,405	Vitec Group Plc (The)	415,136
4,601	Volution Group Plc	10,174
512	Vp Plc	6,577
14,927	Weir Group Plc (The)	302,604
22,284	WH Smith Plc	554,002
244,679	William Hill Plc	657,398
15,003	Wilmington Plc	32,697
12,913	Wincanton Plc	34,166
795,567	Wm Morrison Supermarkets Plc	2,522,914
11,514	Workspace Group Plc REIT	141,432
468,444	Xaar Plc(a)	874,197
15,974	YouGov Plc	81,161
3,809	Zeal Network SE	92,540
		315,242,959
UNITED STATES — 51.6%
26,800	1-800-Flowers.com, Inc. - Class A(b)	280,060
6,900	1st Constitution Bancorp	139,518
21,000	1st Source Corp.	978,390
10,900	AAR Corp.	518,622
34,879	Aaron’s, Inc.	1,643,847
58,500	ACI Worldwide, Inc.(b)	1,467,765
4,800	ACNB Corp.	192,480
14,750	Actuant Corp. - Class A	351,788
4,100	Acushnet Holdings Corp.	100,163
500	Adams Resources & Energy, Inc.	20,275
12,000	Addus HomeCare Corp.(b)	786,000
602,205	Aduro Biotech, Inc.(a)(b)	2,553,349
455,717	Advance Auto Parts, Inc.	72,805,348
76,700	Advanced Disposal Services, Inc.(b)	2,077,803
1,800	Advanced Drainage Systems, Inc.	50,021
10,000	Advansix, Inc.(b)	277,400
120,642	Aerovironment, Inc.(b)	10,854,161
38,700	AG Mortgage Investment Trust, Inc. REIT	669,510
14,300	Agilysys, Inc.(b)	232,661
184,691	AGNC Investment Corp. REIT	3,294,887

64

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
UNITED STATES (continued)
54,089	Alacer Gold Corp.(b)	$88,337
147,400	Alexander’s, Inc., REIT	642,664
2,232	Alico, Inc.	73,879
21,090	Allegiant Travel Co.	2,407,213
31,100	ALLETE, Inc.	2,301,400
28,400	Allscripts Healthcare Solutions, Inc.(b)	338,244
211,758	Alnylam Pharmaceuticals, Inc.(b)	17,031,696
2,300	Alpha & Omega Semiconductor Ltd.(b)	21,321
400,000	Altra Industrial Motion Corp.	12,908,000
57,154	Ambarella, Inc.(b)	1,987,816
8,200	Amedisys, Inc.(b)	902,000
14,400	American Assets Trust, Inc., REIT	552,384
5,200	American National Bankshares, Inc.	187,668
29,600	American Software, Inc. - Class A	340,696
27,100	American States Water Co.	1,659,062
19,800	AMERISAFE, Inc.	1,288,782
38,600	Amphastar Pharmaceuticals Inc(b)	692,870
41,300	AngioDynamics, Inc.(b)	843,759
2,400	ANI Pharmaceuticals, Inc.(b)	116,472
383,764	Annaly Capital Management, Inc. REIT	3,787,751
384,022	ANSYS, Inc.(b)	57,430,490
1,608	Anworth Mortgage Asset Corp., REIT	506,536
1,143,782	Apergy Corp.(b)	44,596,060
249,884	Apollo Commercial Real Estate Finance, Inc. REIT	4,675,330
13,300	Appfolio, Inc. - Class A(b)	759,430
25,600	Applied Industrial Technologies, Inc.	1,682,688
351,087	AptarGroup, Inc.	35,796,831
20,600	Arbor Realty Trust, Inc. REIT	248,848
14,900	Arch Coal, Inc. - Class A	1,428,910
42,000	Ares Commercial Real Estate Corp. REIT	607,740
440,832	Argo Group International Holdings Ltd.(a)	27,159,660
31,200	Argonaut Gold, Inc.(b)	30,573
29,800	Armada Hoffler Properties, Inc. REIT	446,404
10,902	Arrow Financial Corp.	383,096
14,400	Artesian Resources Corp. - Class A	526,896
21,500	Asbury Automotive Group, Inc.(b)	1,399,650
19,000	Aspen Technology, Inc.(b)	1,612,910
47,710	Assurant, Inc.	4,637,889
1,500	Atlantic Capital Bancshares, Inc.(b)	22,605
1,700	Atrion Corp.	1,159,706
Shares		Value
UNITED STATES (continued)
415,000	Avanos Medical, Inc.(b)	$23,489,000
11,600	Avaya Holdings Corp.(b)	190,472
2,346,130	Axalta Coating Systems Ltd.(b)	57,902,488
114,700	AxoGen, Inc.(b)	4,277,163
675,000	B&G Foods, Inc.	17,577,000
23,400	Balchem Corp.	2,191,410
16,600	BancFirst Corp.	952,508
2,100	Bank of Commerce Holdings	25,073
24,300	BankFinancial Corp.	343,116
130,000	Barnes Group, Inc.	7,358,000
9,500	Barrett Business Sevices, Inc.	597,740
66,088	Bausch Health Cos, Inc.(b)	1,512,075
16,300	BCB Bancorp, Inc.	202,772
142,107	Benefitfocus, Inc.(b)	5,049,062
14,500	BG Staffing, Inc.	374,680
66,500	Big Yellow Group Plc, REIT	1,441,055
9,665	Bizlink Holding, Inc.	51,538
25,625	BJ’s Restaurants, Inc.	1,567,738
7,000	Black Hills Corp.	416,500
312,870	Blackbaud, Inc.	22,439,036
113,274	Blackline, Inc.(b)	5,253,648
85,100	Bloomin’ Brands, Inc.	1,697,745
38,900	Boston Beer Co., Inc. (The) - Class A(b)	11,953,581
24,500	Bottomline Technologies de, Inc.(b)	1,632,680
43,800	Brady Corp. - Class A	1,764,702
157,108	Brinker International, Inc.	6,810,632
9,000	British Land Co. Plc (The), REIT	576,900
56,293	Brown & Brown, Inc.	1,586,337
7,500	BRT Apartments Corp. REIT	87,225
220,800	Bryn Mawr Bank Corp.(a)	8,818,752
5,300	BSB Bancorp, Inc.(b)	152,640
5,440	C&F Financial Corp.	264,112
5,000	CACI International, Inc. - Class A(b)	892,300
4,200	CalAmp Corp.(b)	83,747
9,400	Calavo Growers, Inc.	911,800
17,100	Cal-Maine Foods, Inc.	832,257
43,000	Cambium Learning Group, Inc.(b)	618,340
2,100	Cambridge Bancorp	179,550
11,600	Camden National Corp.	470,380
45,000	Cantel Medical Corp.	3,561,750
95,500	Capstead Mortgage Corp. REIT	655,130
566,535	Cardiovascular Systems, Inc.(a)(b)	15,891,307
26,600	Carriage Services, Inc.	506,996
37,600	Carrols Restaurant Group, Inc.(b)	494,816
49,800	Casella Waste Systems, Inc. - Class A(b)	1,621,488
12,700	Cass Information Systems, Inc.	839,470
382,100	Catalent, Inc.(b)	15,413,914
64,800	CatchMark Timber Trust, Inc. - Class A REIT	573,480

65

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
UNITED STATES (continued)
43,700	Cathay General Bancorp	$1,646,179
73,400	CBIZ, Inc.(b)	1,628,012
45,700	Central Garden & Pet Co. - Class A(b)	1,355,005
10,400	Central Garden & Pet Co. - Class A(b)	337,792
20,900	Central Valley Community Bancorp	423,016
14,400	Century Casinos, Inc.(b)	89,855
65,687	CEVA, Inc.(b)	1,618,528
25,100	Chase Corp.	2,706,784
44,800	Chatham Lodging Trust REIT	873,600
131,914	Cheesecake Factory, Inc. (The)	6,376,723
360,008	Chegg, Inc.(b)	9,821,018
6,600	Chemed Corp.	2,008,578
2,300	Chemung Financial Corp.	99,981
30,800	Cherry Hill Mortgage Investment Corp. REIT	551,628
20,200	Chesapeake Utilities Corp.	1,604,890
4,500	Churchill Downs, Inc.	1,123,245
34,900	Cision Ltd.(b)	516,171
23,200	Civitas Solutions, Inc.(b)	335,472
27,300	Clearway Energy, Inc. - Class A	530,166
12,600	CNB Financial Corp.	322,560
900	Coca-Cola Bottling Co. Consolidated	155,367
528,163	Codexis, Inc.(b)	8,223,498
1,575	Codorus Valley Bancorp, Inc.	41,344
19,500	Columbia Sportswear Co.	1,760,460
190,000	Community Bank System, Inc.	11,094,100
3,100	Community Financial Corp. (The)	93,465
19,600	Community Trust Bancorp, Inc.	891,996
30,300	CommVault Systems, Inc.(b)	1,764,066
23,100	Computer Programs & Systems, Inc.	577,500
353,000	CONMED Corp.	23,802,790
397,190	Cooper Cos., Inc. (The)	102,598,149
13,300	Cooper-Standard Holding Inc.(b)	1,232,245
1,208,740	CoreLogic, Inc.(a)(b)	49,099,019
4,900	Corenergy Infrastructure Trust, Inc., REIT	177,037
2,200	Cornerstone OnDemand, Inc.(b)	108,350
11,800	CorVel Corp.(b)	683,928
50,217	Cott Corp.	756,049
14,500	CRA International, Inc.	611,175
46,793	Cracker Barrel Old Country Store, Inc.	7,425,113
20,000	Craft Brew Alliance, Inc.(b)	366,800
38,900	CSG Systems International, Inc.	1,365,390
20,700	CTS Corp.	552,483
18,300	Culp, Inc.	423,645
15,600	Curtiss-Wright Corp.	1,707,576
525,000	CVB Financial Corp.	11,471,250
49,219	Darden Restaurants, Inc.	5,244,284
Shares		Value
UNITED STATES (continued)
5,100	Deckers Outdoor Corp.(b)	$648,567
35,386	Deleo I-18(a)	3,467
6,300	Deluxe Corp.	297,423
137,661	Denny’s Corp.(b)	2,388,418
95,057	DexCom, Inc.(b)	12,620,718
131,122	Digimarc Corp.(a)(b)	3,295,096
1,200	DineEquity, Inc.	97,247
42,200	Diodes, Inc.(b)	1,274,018
500	DNB Financial Corp.	17,189
18,700	Donegal Group, Inc. - Class A	251,141
858,965	Dover Corp.	71,156,661
12,900	Ducommun, Inc.(b)	479,364
94,800	Dynex Capital, Inc. REIT	548,892
6,000	Eastern Co. (The)	169,800
5,400	EastGroup Properties, Inc. REIT	517,266
23,100	El Paso Electric Co.	1,317,855
335,000	El Pollo Loco Holdings, Inc.(b)	4,190,850
820,000	Elf Beauty, Inc.(b)	8,700,200
43,212	Ellie Mae, Inc.(b)	2,864,091
14,800	EMC Insurance Group, Inc.	354,756
26,100	EMCOR Group, Inc.	1,852,578
35,100	Employers Holdings, Inc.	1,613,196
27,400	Encompass Health Corp.	1,844,020
6,700	Ennis, Inc.	129,712
56,519	Ensign Group, Inc. (The)	2,093,464
11,300	Entegra Financial Corp.(b)	256,397
3,800	Enterprise Bancorp, Inc.	123,044
25,800	Enterprise Financial Services Corp.	1,121,010
145,000	Envestnet, Inc.(b)	7,542,900
15,800	EPAM Systems, Inc.(b)	1,887,626
1,200	ePlus, Inc.(b)	101,855
17,570	Epsilon Energy Ltd.(b)	34,701
145,118	Equity Commonwealth REIT	4,321,614
4,100	Escalade, Inc.	47,969
9,800	ESSA Bancorp, Inc.	158,270
47,300	Essent Group Ltd.(b)	1,864,566
3,800	Evans Bancorp, Inc.	167,200
14,970	Everest Re Group Ltd.	3,261,364
164,576	Evolent Health, Inc. - Class A(b)	3,653,587
230,000	Evoqua Water Technologies Corp.(b)	2,208,000
128,263	Exact Sciences Corp.(b)	9,113,086
33,700	Exantas Capital Corp. REIT	382,158
24,800	ExlService Holdings, Inc.(b)	1,589,680
9,400	Fair Isaac Corp.(b)	1,811,474
6,700	Farmers National Banc Corp.	87,769
74,293	FARO Technologies, Inc.(b)	3,754,768
500	Federal Agricultural Mortgage Corp. - Class C	34,919
21,300	Financial Institutions, Inc.	608,115
2,900	First Bancshares, Inc. (The)	104,516
48,500	First Busey Corp.	1,354,120
12,600	First Business Financial Services, Inc.	263,718

66

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
UNITED STATES (continued)
4,500	First Citizens BancShares, Inc. - Class A	$1,919,835
21,100	First Community Bancshares, Inc.	728,583
28,500	First Defiance Financial Corp.	775,770
115,000	First Financial Bankshares, Inc.	6,783,850
16,100	First Financial Corp.	738,346
2,200	First Guaranty Bancshares, Inc.	50,269
16,900	First Mid-Illinois Bancshares, Inc.	630,032
1,200	First Savings Financial Group, Inc.	77,543
77,700	First Solar, Inc.(b)	3,247,860
8,000	FirstCash, Inc.	643,200
15,400	Forrester Research, Inc.	620,312
30,000	Forward Air Corp.	1,799,700
63,900	Four Corners Property Trust, Inc., REIT	1,666,512
14,100	Franklin Street Properties Corp. REIT	98,135
34,800	Fresh Del Monte Produce, Inc.	1,149,444
4,800	FS Bancorp, Inc.	216,672
56,151	FTI Consulting, Inc.(b)	3,880,596
10,000	GCS Holdings, Inc.	14,155
250,000	German American Bancorp, Inc.(a)	7,927,500
41,400	Getty Realty Corp. REIT	1,110,762
40,100	Gladstone Commercial Corp. REIT	761,499
30,100	Global Brass & Copper Holdings, Inc.	951,762
34,200	Globus Medical, Inc. - Class A(b)	1,807,470
32,000	Gold Resource Corp.	138,560
2,200	GP Strategies Corp.(b)	32,141
15,100	Great Southern Bancorp, Inc.	817,665
173,628	GrubHub, Inc.(b)	16,102,261
11,500	Guaranty Bancshares, Inc.	342,930
147,703	Guess?, Inc.	3,137,212
56,419	Gulfport Energy Corp.(b)	513,977
38,800	Hackett Group, Inc. (The)	794,236
26,600	Haemonetics Corp.(b)	2,778,902
58,500	Hammerson Plc, REIT(b)	1,229,670
42,000	Hancock Holding Co.	1,762,320
31,400	Hanmi Financial Corp.	658,772
454,365	Harris Corp.	67,568,619
12,700	Hawkins, Inc.	427,482
420,000	HB Fuller Co.	18,673,200
90,500	HealthEquity Inc.(b)	8,307,900
34,200	HealthStream, Inc.	899,802
29,900	Heartland Financial USA, Inc.	1,588,886
6,473	Hecla Mining Co.	15,535
19,400	Heidrick & Struggles International, Inc.	669,494
211,400	Helen of Troy Ltd.(b)	26,238,968
6,500	Heritage Commerce Corp.	94,315
1,100	Heritage-Crystal Clean, Inc.(b)	25,289
Shares		Value
UNITED STATES (continued)
47,500	Hersha Hospitality Trust REIT	$834,100
150,000	Hibbett Sports, Inc.(b)	2,620,500
42,500	Hillenbrand, Inc.	2,035,750
3,178	Hilltop Holdings, Inc.	63,242
300	Hingham Institution For Savings	61,079
12,000	Home Bancorp, Inc.	476,880
5,300	HomeStreet, Inc.(b)	137,694
1,668,150	Hostess Brands, Inc.(b)	17,348,760
10,500	Hurco Cos., Inc.	427,770
26,000	Huron Consulting Group, Inc.(b)	1,416,740
20,700	ICF International, Inc.	1,524,348
7,300	ICU Medical, Inc.(b)	1,859,529
23,700	IDACORP, Inc.	2,210,262
359,260	IDEX Corp.	45,561,353
190,000	Independent Bank Corp.	14,905,500
31,500	Independent Bank Corp.	697,095
16,900	Industrial Logistics Properties Trust REIT	364,871
46,500	Information Services Group, Inc.(b)	191,115
545,179	Ingredion, Inc.	55,161,211
18,300	Innophos Holdings, Inc.	536,190
215,000	Innospec, Inc.(a)	14,387,800
19,800	Insight Enterprises, Inc.(b)	1,023,462
16,000	Insperity, Inc.	1,757,600
145,000	Insulet Corp.(b)	12,790,450
31,300	Integer Holdings Corp.(b)	2,330,911
563,400	Integra LifeScience Holdings Corp.(b)	30,181,338
11,500	InterDigital, Inc.	815,925
66,600	Interface, Inc.	1,084,914
8,700	International Speedway Corp. - Class A	326,337
1,600	Investors Title Co.	291,200
56,826	IPG Photonics Corp.(b)	7,589,112
95,918	iRobot Corp.(b)	8,457,090
48,600	J & J Snack Foods Corp.	7,589,376
22,100	J Alexander’s Holdings, Inc.(b)	233,155
58,311	j2 Global, Inc.	4,247,373
69,054	Jabil, Inc.	1,707,705
294,170	JM Smucker Co. (The)	31,864,494
12,700	John B. Sanfilippo & Son, Inc.	800,862
225,000	John Bean Technologies Corp.	23,393,250
450,000	John Wiley & Sons, Inc. - Class A	24,408,000
53,400	K12, Inc.(b)	1,143,294
26,800	Kaman Corp.	1,702,336
1,372,790	KAR Auction Services, Inc.(a)	78,166,663
15,100	Kelly Services, Inc. - Class A	354,699
28,500	Kforce, Inc.	878,370
20,800	Kimball Electronics, Inc.(b)	382,720
19,700	Kinsale Capital Group, Inc.	1,176,287
32,300	Kite Realty Group Trust REIT	511,632

67

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
UNITED STATES (continued)
92,686	KKR Real Estate Finance Trust, Inc.	$1,861,135
3,400	Koppers Holdings, Inc.(b)	90,949
21,700	Kraton Corp.(b)	597,618
453,930	Laboratory Corp of America Holdings(b)	72,878,462
35,600	Ladder Capital Corp. REIT	599,504
14,800	Lancaster Colony Corp.	2,536,424
39,600	Landec Corp.(b)	542,124
8,100	LCNB Corp.	137,619
21,000	LeMaitre Vascular, Inc.	560,700
92,113	Lendingtree, Inc.(b)	18,578,271
9,800	LHC Group, Inc.(b)	896,014
15,400	Liberty Expedia Holdings, Inc. - Class A(b)	668,668
6,100	Ligand Pharmaceuticals, Inc.(b)	1,005,341
837,290	LogMeln, Inc.	72,107,415
124,958	Luminex Corp.	3,595,042
295,000	Lydall, Inc.(a)(b)	8,811,650
1,017	M/I Homes, Inc.(b)	24,581
5,200	Magellan Health, Inc.(b)	338,312
31,000	ManTech International Corp. - Class A	1,775,680
24,200	Marcus & Millichap, Inc.(b)	840,224
23,500	Marcus Corp. (The)	916,970
76,870	MarketAxess Holdings, Inc.	16,117,333
12,100	Marlin Business Services Corp.	321,618
87,100	Masimo Corp.(b)	10,068,760
5,500	Materion Corp.	312,565
9,741	Maxar Technologies Ltd.	145,621
35,700	MAXIMUS, Inc.	2,319,429
22,800	MBT Financial Corp.	260,148
27,267	McGrath RentCorp	1,455,785
53,400	MedEquities Realty Trust, Inc. REIT	441,618
260,000	Medidata Solutions, Inc.(b)	18,278,000
1,600	Medifast, Inc.	338,688
64,700	Meridian Bioscience, Inc.	1,048,787
2,878	Meritage Homes Corp.(b)	107,206
2,300	Methode Electronics, Inc.	68,079
618,960	MFA Financial, Inc. REIT	4,289,393
5,600	MGE Energy, Inc.	349,888
145,000	MGP Ingredients, Inc.	10,319,650
10,500	MicroStrategy, Inc. - Class A(b)	1,322,685
3,100	Middlefield Banc Corp.	143,902
19,700	Middlesex Water Co.	886,500
15,800	MidWestOne Financial Group, Inc.	455,198
32,200	Milacron Holdings Corp.(b)	450,800
18,500	Miller Industries, Inc.	447,145
111,030	MINDBODY, Inc. - Class A(b)	3,535,195
5,800	MKS Instruments, Inc.	427,402
83,500	Monmouth Real Estate Investment Corp. REIT	1,249,160
55,600	Monotype Imaging Holdings, Inc.	974,668
Shares		Value
UNITED STATES (continued)
23,400	Moog, Inc. - Class A	$1,674,270
16,100	Movado Group, Inc.	620,011
677	Movie Gallery, Inc.(a)	0
200,400	MSA Safety, Inc.	20,929,776
21,900	MTS Systems Corp.	1,036,965
8,300	Murphy USA, Inc.(b)	669,229
7,900	MutualFirst Financial, Inc.	280,529
4,800	Myers Industries, Inc.	76,127
903,250	Nasdaq, Inc.	78,320,808
6,600	Nathan’s Famous Inc.	494,274
84,200	National CineMedia, Inc.	753,590
12,900	National General Holdings Corp.	359,394
27,500	National Health Investors, Inc. REIT	2,020,150
46,028	National HealthCare Corp.	3,660,607
87,291	National Instruments Corp.	4,274,640
8,900	National Presto Industries, Inc.	1,109,563
1,800	National Western Life Group, Inc.	484,704
1,200	Natus Medical, Inc.(b)	35,855
313,400	Navigators Group, Inc. (The)	21,671,610
24,866	Neogen Corp.(b)	1,509,864
50,500	New Jersey Resources Corp.	2,277,550
245,000	New Relic, Inc.(b)	21,866,250
348,992	New York Community Bancorp, Inc.	3,343,343
25,900	NexPoint Residential Trust, Inc., REIT	923,076
107,000	Nexteer Automotive Group Ltd.	150,090
71,200	NextGen Healthcare, Inc.(b)	1,051,624
5,900	NI Holdings, Inc.(b)	92,275
223,038	NIC, Inc.	2,968,636
11,600	Nicolet Bankshares, Inc.(b)	619,440
15,400	Northeast Bancorp	289,674
12,100	Northrim Bancorp, Inc.	460,163
94,300	Northwest Bancshares, Inc.	1,522,002
95,834	Northwest Natural Holding Co.	6,209,085
38,100	NorthWestern Corp.	2,238,756
4,950	Norwood Financial Corp.	188,100
297,315	NuVasive, Inc.(b)	16,700,184
4,500	Oil-Dri Corp of America	139,185
345,000	Okta, Inc.(b)	20,134,200
41,900	Old Second Bancorp, Inc.	595,818
200,000	Omnicell, Inc.(b)	14,140,000
30,700	ONE Gas, Inc.	2,422,537
28,600	One Liberty Properties, Inc. REIT	741,598
500	Orrstown Financial Services, Inc.	10,129
22,400	Orthofix Medical, Inc.(b)	1,362,368
32,300	Otter Tail Corp.	1,455,761
25,469	Oxford Industries, Inc.	2,266,232
147,856	Pacira Pharmaceuticals, Inc./DE(b)	7,228,680
43,500	Par Pacific Holdings, Inc.(b)	769,080

68

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
UNITED STATES (continued)
23,067	Park National Corp.	$2,108,324
11,040	Parke Bancorp, Inc.	217,930
19,900	PC Connection, Inc.	659,486
19,000	Peapack Gladstone Financial Corp.	512,810
16,000	Pegasystems, Inc.	856,320
5,500	PennyMac Financial Services, Inc. - Class A	109,945
77,700	Pennymac Mortgage Investment Trust REIT	1,500,387
133,704	Penumbra, Inc.(b)	18,183,744
3,600	Peoples Bancorp of North Carolina, Inc.	100,223
23,300	Peoples Bancorp, Inc.	797,559
2,600	Peoples Financial Services Corp.	110,786
500	People’s Utah Bancorp	16,755
45,900	Perficient, Inc.(b)	1,148,418
66,800	Performance Food Group Co.(b)	1,958,576
3,300	Perspecta, Inc.	80,817
28,900	Phibro Animal Health Corp. - Class A	1,240,388
84,100	Piedmont Office Realty Trust, Inc. REIT - Class A	1,515,482
23,400	PJT Partners, Inc. - Class A	1,060,956
11,400	Plantronics, Inc.	672,258
11,900	Plexus Corp.(b)	694,960
55,800	PNM Resources, Inc.	2,143,278
3,400	PolyOne Corp.	109,854
53,200	Portland General Electric Co.	2,398,256
7,988	Post Holdings, Inc.(b)	706,299
6,500	Preferred Bank	334,165
15,550	Premier Financial Bancorp Inc.	275,857
470,000	Prestige Brands Holdings, Inc.(b)	16,995,200
23,300	Primo Water Corp.(b)	388,411
19,900	Primoris Services Corp.	421,283
47,900	Progress Software Corp.	1,539,506
200,000	Prosperity Bancshares, Inc.	13,006,000
15,700	Protective Insurance Corp. B Shares	361,885
10,000	Providence Service Corp. (The)(b)	660,900
3,400	Provident Financial Holdings, Inc.	58,819
5,200	Prudential Bancorp, Inc.	93,443
16,200	PS Business Parks, Inc. REIT	2,115,720
1,035,000	Pure Storage, Inc. - Class A(b)	20,886,300
2,275,225	PureTech Health Plc(a)(b)	4,943,929
4,900	PVH Corp.	591,871
270,000	Q2 Holdings, Inc.(b)	14,372,100
18,800	QAD Inc.	797,684
2,800	QCR Holdings, Inc.	102,004
210,000	Qualys, Inc.(b)	14,960,400
47,433	Quest Diagnostics, Inc.	4,463,920
54,800	RadNet, Inc.(b)	811,040
Shares		Value
UNITED STATES (continued)
15,500	RCI Hospitality Holdings, Inc.	$405,790
19,300	Reading International, Inc. - Class A(b)	280,236
23,136	Reliance Worldwide Corp. Ltd.	82,083
27,705	RenaissanceRe Holdings Ltd.	3,384,443
13,900	Republic Bancorp, Inc. - Class A	623,693
46,000	Riverview Bancorp, Inc.	389,620
12,500	RMR Group Inc. (The) - Class A	948,500
12,300	Rocky Brands, Inc.	353,256
28,700	Rosetta Stone, Inc.(b)	596,673
78,620	Rubius Therapeutics, Inc.(b)	1,291,727
11,300	Rush Enterprises, Inc. - Class A	399,907
49,700	Ruth’s Hospitality Group Inc.	1,343,391
29,600	Ryman Hospitality Properties Inc. REIT	2,296,664
16,400	Safety Insurance Group, Inc.	1,365,792
2,100	Saia, Inc.(b)	132,006
675,000	Sally Beauty Holdings, Inc.(b)	12,021,750
8,802,540	Samsonite International SA(a)	25,256,110
41,987	Sanderson Farms, Inc.	4,131,101
43,267	Seattle Genetics, Inc.(b)	2,428,577
600	Select Medical Holdings Corp.(b)	9,947
34,000	Selective Insurance Group, Inc.	2,204,900
400,000	Sensient Technologies Corp.	25,944,000
29,200	Shenandoah Telecommunications Co.	1,110,184
18,500	Shore Bancshares, Inc.	298,220
11,700	SI Financial Group, Inc.	154,908
21,000	Sierra Bancorp	571,830
8,300	SilverBow Resources, Inc.(b)	217,958
600,000	Simply Good Foods Co. (The)(b)	11,376,000
31,586	Sims Metal Management Ltd.	252,307
29,200	Simulations Plus, Inc.	590,132
936,010	SIX Flags Entertainment Corp.	50,413,499
6,200	SJW Corp.	376,526
8,900	SMART Global Holdings, Inc.(b)	249,289
153,857	Snap-on, Inc.	23,684,747
8,100	Southern First Bancshares, Inc.(b)	290,871
9,200	Southern Missouri Bancorp, Inc.	309,764
19,400	Southern National Bancorp of Virginia, Inc.	293,134
68,166	Southwest Gas Holdings, Inc.	5,267,187
29,400	SP Plus Corp.(b)	939,624
5,100	SpartanNash Co.	91,035
7,500	Speedway Motorsports, Inc.	116,475
30,900	Spire, Inc.	2,242,722
63,239	Splunk, Inc.(b)	6,313,782
15,000	SPS Commerce, Inc.(b)	1,396,350
247,125	STAAR Surgical Co.(b)	9,912,184
17,221	Stamps.com, Inc.(b)	3,481,570
163,290	Standex International Corp.(a)	13,246,085

69

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
UNITED STATES (continued)
243,346	Starwood Property Trust, Inc., REIT	$5,285,475
36,200	State Bank Financial Corp.	925,634
19,400	Stepan Co.	1,602,246
28,400	Stewart Information Services Corp.	1,172,352
190,000	Stock Yards Bancorp, Inc.(a)	6,024,900
172,360	Stratasys Ltd.(b)	3,285,182
400	Summit Financial Group, Inc.	8,439
28,261	Super Micro Computer, Inc.(b)	370,219
11,300	Superior Uniform Group, Inc.	196,507
305,500	Supernus Pharmaceuticals, Inc.(b)	14,529,580
49,200	Sykes Enterprises, Inc.(b)	1,508,964
12,930	SYNNEX Corp.	1,003,497
414,500	Synopsys, Inc.(b)	37,110,185
17,500	Systemax, Inc.	565,425
215,000	Talend SA - ADR(b)	13,319,250
345,701	Teladoc, Inc.(b)	23,970,907
260,673	Teleflex, Inc.	62,754,418
5,100	Terreno Realty Corp. REIT	190,893
11,100	Territorial Bancorp Inc.	302,364
35,251	Tesla Motors, Inc.(b)	11,890,867
40,800	Tetra Tech, Inc.	2,694,432
69,007	Texas Roadhouse, Inc.	4,172,163
11,400	Timberland Bancorp, Inc.	330,828
32,600	Tiptree, Inc.	192,014
1,003	TiVo Corp.	11,033
43,100	TPG RE Finance Trust, Inc. REIT	854,242
9,200	Tredegar Corp.	171,120
315,000	TreeHouse Foods, Inc.(b)	14,351,400
6,300	TriCo Bancshares	226,926
300,000	TriMas Corp.(a)(b)	8,835,000
27,900	Trinseo SA	1,503,252
158,688	Trupanion, Inc.(b)	4,008,459
51,200	TrustCo Bank Corp.	383,488
9,900	TTEC Holdings, Inc.	246,708
15,000	Turning Point Brands, Inc.	616,500
11,400	UFP Technologies, Inc.(b)	393,528
330,000	UMB Financial Corp.	21,070,500
11,900	UniFirst Corp.	1,776,670
15,900	United Community Banks, Inc.	395,433
67,600	United Community Financial Corp.	618,540
50,000	United Financial Bancorp, Inc.	772,500
20,600	United Fire Group, Inc.	1,108,898
26,000	Unitil Corp.	1,235,260
24,800	Universal Insurance Holdings, Inc.	1,041,104
16,500	Universal Logistics Holdings, Inc.	448,305
45,200	Urstadt Biddle Properties, Inc. - Class A REIT	899,932
15,500	US Ecology, Inc.	1,083,915
11,300	US Physical Therapy, Inc.	1,214,976
Shares		Value
UNITED STATES (continued)
12,300	USANA Health Sciences, Inc.(b)	$1,439,346
7,400	Utah Medical Products Inc.	645,132
8,000	Varex Imaging Corp.(b)	207,680
108,441	Vector Group Ltd.	1,466,122
101,032	Veeco Instruments, Inc.(b)	960,814
46,900	Verint Systems, Inc.(b)	2,141,923
496,600	Verisk Analytics, Inc.(b)	59,512,544
26,000	Viad Corp.	1,245,140
14,100	Village Super Market, Inc. - Class A	347,424
23,300	Vishay Intertechnology, Inc.	426,390
6,200	Vishay Precision Group, Inc.(b)	201,190
149,500	Vonage Holdings Corp.(b)	1,982,370
5,700	VSE Corp.	178,752
17,100	Walker & Dunlop, Inc.	717,516
177,400	Washington Trust Bancorp, Inc.(a)	9,109,490
63,793	Waste Connections, Inc.	4,876,849
238,191	Waters Corp.(b)	45,182,451
40,500	Waterstone Financial Inc.	661,770
198,150	Wayfair, Inc. - Class A(b)	21,853,964
12,500	Weis Markets, Inc.	576,875
1,400,000	Welbilt, Inc.(b)	26,208,000
14,900	West Bancorp, Inc.	327,651
500,300	West Pharmaceutical Services, Inc.(a)	52,991,776
54,900	Western Asset Mortgage Capital Corp. REIT	547,353
12,300	Westwood Holdings Group, Inc.	520,905
12,400	Weyco Group, Inc.	392,336
1,800	Winmark Corp.	276,642
450,000	Wolverine World Wide, Inc.	15,826,500
270,000	Woodward, Inc.	19,882,800
992,960	Worldpay, Inc. - Class A(b)	91,193,446
835,220	Wyndham Destinations, Inc.	29,967,694
1,360,113	Wyndham Hotels & Resorts, Inc.	67,039,970
88,600	Xenia Hotels & Resorts, Inc. REIT	1,820,730
23,400	XO Group Inc.(b)	809,874
812,295	Yext, Inc.(b)	15,612,310
77,962	Zillow Group, Inc. - Class A(b)	3,147,326
188,335	Zillow Group, Inc. - Class C(b)	7,582,367
84,000	Zix Corp.(b)	566,160
		3,212,845,940
VIETNAM — 0.0%
6,426	Kolao Holdings	11,842
391,530	PetroVietnam Drilling & Well Services JSC(b)	279,239
1,088,845	Saigon - Hanoi Commercial Joint Stock Bank(b)	359,132

70

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares		Value
VIETNAM (continued)
291,550	Vietnam National Petroleum Group	$743,065
		1,393,278
Total Common Stocks (Cost $4,939,062,963)		5,741,773,040

INVESTMENT COMPANY — 0.2%
11,060,948	SEI Daily Income Trust Government II Fund, Class A 2.01%(c)	11,060,948
Total Investment Company (Cost $11,060,948)		11,060,948

EXCHANGE TRADED FUNDS — 5.2%
163,700	iShares Edge MSCI USA Momentum Factor ETF	17,560,099
1,140,400	iShares Global Energy ETF(a)	38,978,872
2,550,030	SPDR S&P Oil & Gas Exploration & Production ETF	91,979,582
2,178,600	VanEck Vectors Gold Miners ETF	41,240,898
2,606,365	VanEck Vectors Junior Gold Miners ETF	71,205,892
2,104,400	VanEck Vectors Oil Services ETF	43,266,464
242,275	Vanguard Energy ETF	22,381,365
Total Exchange Traded Funds (Cost $365,062,483)		326,613,172

RIGHTS/WARRANTS — 0.0%
AUSTRALIA — 0.0%
1,710	Centrebet Litigation Rights, Expiring 12/1/2049(a)(b)	0
1,710	Centrebet Litigation Units, Expiring 12/1/2049(a)(b)	0
		0
AUSTRIA — 0.0%
9,812	Intercell Contigent Value Rights AG, Expiring 5/22/2029(a)	0
INDIA — 0.0%
92	Hatsun Agro	78
INDONESIA — 0.0%
796,300	Medco Energi Internasional Tbk PT Warrants, Expiring 12/11/2020	16,133
Shares		Value
JAPAN — 0.0%
7,700	Akatsuki Corp.(a)	$5,323
NORWAY — 0.0%
3,919	Magnora Asa(a)	2,487
SINGAPORE — 0.0%
169,647	Ezion Holdings Ltd., Expiring 4/16/2023(a)	0
SOUTH KOREA — 0.0%
10,635	SK Securities(a)	1,643
SPAIN — 0.0%
4,430	Vidrala SA(b)	17,813
SWEDEN — 0.0%
10,203	Dustin Group Ab	1,599
TAIWAN — 0.0%
304,711	Evergreen Marine Corp.(a)	0
26,505	Taichung Commercial Bank Co. Ltd. Rights, Expire 11/23/15(a)	0
171,760	Taishin Financial Holding Rights Exp 04 03 2014	0
5,243	Yulon Finance Rts	0
		0
THAILAND — 0.0%
76,520	VGI Global Media Public Co. Ltd.	923
UNITED KINGDOM — 0.0%
128,742	GVC Holdings Plc. - CVR Shares, Expiring 12/31/2030	17,822
53,055	BTS Group(a)	0
		17,822
UNITED STATES — 0.0%
9,600	Ligand Pharmaceuticals, Inc. Contingent Value Rights	0
Total Rights/Warrants (Cost $13,838)		63,821

Principal Amount
U.S. GOVERNMENT AGENCIES — 1.3%
Federal Home Loan Bank — 1.3%
$24,000,000	2.05%, 11/01/2018(d)	24,000,000
24,000,000	2.20%, 12/12/2018(d)	23,939,040
35,000,000	2.32%, 01/25/2019(d)	34,809,915
Total U.S. Government Agencies (Cost $82,749,520)		82,748,955

Shares		Value
CASH SWEEP — 0.6%
37,572,292	Citibank - US Dollars on Deposit in Custody Account, 0.12%0.12%(c)	37,572,292
71

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2018

Shares	Value
	$
Total Cash Sweep (Cost $37,572,292)		37,572,292
TOTAL INVESTMENTS — 99.6% (Cost $5,435,522,044)		6,199,832,228
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%		22,659,830
NET ASSETS — 100.0%		$6,222,492,058

(a)	This security is considered either fully or partially illiquid. These securities, or portions thereof, have a value of $175,612,066 or 2.82% of net assets.
(b)	Non-income producing security.
(c)	The rate shown represents the current yield as of October 31, 2018.
(d)	The rate represents the annualized yield at time of purchase.

The following abbreviations are used in the report:

ADR — American Depositary Receipt
CPO — Certificate of Participation-Common
CVR — Contingent Value Rights
DVR — Differential Voting Rights
FOR — Foreign Ownership Restrictions
GDR — Global Depositary Receipt
NVDR — Non Voting Depositary Receipt
NZD — New Zealand Dollar
REIT — Real Estate Investment Trust
SDR — Swedish Depositary Receipt
USD — U.S. Dollar
VVPR — Voter Verified Paper Record

Portfolio diversification by Sector (Unaudited)

Sector	Percentage of Net Assets
Industrials	17.9%
Health Care	16.3
Information Technology	14.9
Consumer Discretionary	12.9
Materials	7.5
Consumer Staples	5.6
Banks	5.0
Energy	4.3
Diversified Financials	3.3
Insurance	2.6
Real Estate	2.4
Utilities	1.3
Telecommunication Services	0.7
Other*	5.3
Total	100.0%

*	Includes cash and equivalents, exchange traded funds, rights/warrants, U.S. government agencies, investment companies, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.

72

Old Westbury Funds, Inc.

To the Shareholders and Board of Directors of

Old Westbury Small & Mid Cap Strategies Fund, a fund comprised within Old Westbury Funds, Inc.

Opinion on the Financial Statements and Portfolio of Investments

We have audited the accompanying statements of assets and liabilities of Old Westbury Small & Mid Cap Strategies Fund (the “Fund”) (one of the funds comprising Old Westbury Funds, Inc. (the “Corporation”)), including the condensed portfolio of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”) (the financial statements are included in Item 1 of this Form N-CSR), and the portfolio of investments as of October 31, 2018 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements and portfolio of investments present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and portfolio of investments are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements and portfolio of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and portfolio of investments are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and portfolio of investments. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Corporation’s auditor since 2006.

New York, New York
December 28, 2018

73

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

[Note that until the date that the registrant has filed its first report on Form N-PORT (17 CFR 270.150), the registrant’s disclosures required by this Item are limited to any change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.]

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Old Westbury Funds, Inc.

By (Signature and Title)*	/s/ David W. Rossmiller
David W. Rossmiller, President
(Principal Executive Officer)

Date	January 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David W. Rossmiller
David W. Rossmiller, President
(Principal Executive Officer)

Date	January 4, 2019

By (Signature and Title)*	/s/ Matthew A. Rizzi
Matthew A. Rizzi, Treasurer
(Principal Financial Officer)

Date	January 4, 2019

* Print the name and title of each signing officer under his or her signature.